UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Christina H. Lee, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2024

Item 1.

Reports to Stockholders

Strategic Advisers® Income Opportunities Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 29, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Income Opportunities Fund	10.29%	3.91%	3.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 10.97% for the 12 months ending February 29, 2024, according to the ICE BofA® US High Yield Constrained Index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index advanced fairly steadily for most the period, rising alongside U.S. stocks, which were driven by a narrow set of firms in the information technology and communication services sectors. A likely shift in monetary policy also provided a boost for high yield. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. After the Federal Reserve's November 1 meeting, when the central bank hinted it might be done raising rates, the high-yield index reversed a two-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. The index rose 8.40% through year-end and gained only modestly in the first two months of 2024. For the full 12 months, all but one of 19 industries in the index advanced, with retail (+15%) leading, followed by financial services (+13%), which benefited from high interest rates. Energy, the largest segment in the index this period, gained 12%. Conversely, the banking (-9%) group lagged most, while media (+8%) finished much closer to the broader market.
Comments from Portfolio Manager Charles Sterling:
For the fiscal year ending February 29, 2024, the Fund gained 10.29%, trailing the 10.97% advance of the benchmark ICE BofASM U.S. High Yield Constrained Index. Among the Fund's active underlying managers, sub-advisers PGIM (+9%) and FIAM® (+9%) were the primary detractors versus the benchmark. A sharp decline in bonds issued by Jamaica-based telecommunications company Digicel weighed on PGIM's result, as did security selection in other areas. PGIM is one of the largest investments in the portfolio, so its performance typically has a sizable impact on the Fund's overall return. For FIAM, a restructuring-related markdown in the price of an energy holding against a backdrop of declining energy prices hurt, as did overweight exposure to the telecom industry. MainStay MacKay High Yield Corporate Bond Fund (+9.5%) and Eaton Vance Income Fund of Boston (+10%) were more moderate relative detractors. There is a substantial defensive emphasis in these managers' strategies, which caused them to lag in a market environment led by lower-quality securities. On the plus side, Artisan High Income Fund (+12%) and Fidelity® Capital & Income Fund (+12%) were the top relative contributors. Artisan benefited from a sizable allocation to lower-rated bonds, along with holdings of leveraged bank loans. Fidelity Capital & Income had a substantial allocation to leveraged equities, and that fueled its outperformance. Investments in lower-rated credits and an allocation to bank loans also boosted sub-adviser T. Rowe Price (+11%), as did an overweight in the energy sector. During the period, amid a benign outlook for defaults within the high-yield market, I made modest adjustments to the portfolio to reduce its defensive positioning. I did this by increasing allocations to opportunistic managers that are willing to assume slightly more risk by selectively investing in lower-rated debt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 29, 2024 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Artisan High Income Fund Investor Shares	14.4
Fidelity Capital & Income Fund	10.1
BlackRock High Yield Bond Portfolio Class K	7.7
Eaton Vance Income Fund of Boston Class A	7.3
MainStay High Yield Corporate Bond Fund Class A	6.7
Vanguard High-Yield Corporate Fund Admiral Shares	2.7
U.S. Treasury Obligations	1.1
CCO Holdings LLC/CCO Holdings Capital Corp.	0.9
Tenet Healthcare Corp.	0.8
TransDigm, Inc.	0.8
Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Corporate Bonds - 44.1%
		Principal Amount (a)	Value ($)
Convertible Bonds - 0.3%
COMMUNICATION SERVICES - 0.2%
Media - 0.2%
DISH Network Corp.:
0% 12/15/25		198,000	143,451
2.375% 3/15/24		950,000	934,610
3.375% 8/15/26		1,568,000	927,080
			2,005,141
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rivian Automotive, Inc. 4.625% 3/15/29 (b)		410,000	330,460

INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
ON Semiconductor Corp. 0% 5/1/27		104,000	162,448
Wolfspeed, Inc. 1.875% 12/1/29		645,000	336,045
			498,493
Technology Hardware, Storage & Peripherals - 0.0%
Seagate HDD Cayman 3.5% 6/1/28 (b)		170,000	212,987
Western Digital Corp. 3% 11/15/28 (b)		150,000	198,000
			410,987
TOTAL INFORMATION TECHNOLOGY			909,480

REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Redfin Corp. 0.5% 4/1/27		456,000	260,360

UTILITIES - 0.0%
Electric Utilities - 0.0%
PG&E Corp. 4.25% 12/1/27 (b)		158,000	157,842

Independent Power and Renewable Electricity Producers - 0.0%
NextEra Energy Partners LP 2.5% 6/15/26 (b)		128,000	115,200
Sunnova Energy International, Inc. 0.25% 12/1/26		39,000	19,507
			134,707
TOTAL UTILITIES			292,549

TOTAL CONVERTIBLE BONDS			3,797,990
Nonconvertible Bonds - 43.8%
COMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 0.9%
Altice France SA:
5.125% 1/15/29(b)		867,000	655,041
5.125% 7/15/29(b)		755,000	570,134
8.125% 2/1/27(b)		850,000	781,210
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		1,470,000	1,385,475
Cablevision Lightpath LLC:
3.875% 9/15/27(b)		825,000	747,812
5.625% 9/15/28(b)		300,000	249,663
Connect Finco SARL / Connect U.S. Finco LLC 6.75% 10/1/26 (b)		1,990,000	1,952,525
Consolidated Communications, Inc. 5% 10/1/28 (b)		190,000	156,942
Frontier Communications Holdings LLC:
5% 5/1/28(b)		640,000	592,291
5.875% 10/15/27(b)		274,000	264,821
5.875% 11/1/29		235,000	201,280
Iliad Holding SAS 6.5% 10/15/26 (b)		1,215,000	1,201,241
Level 3 Financing, Inc.:
3.4% 3/1/27(b)		700,000	563,521
3.625% 1/15/29(b)		557,000	325,845
3.75% 7/15/29(b)		795,000	465,075
4.25% 7/1/28(b)		390,000	239,850
4.625% 9/15/27(b)		350,000	233,580
10.5% 5/15/30(b)		479,000	490,975
Sitios Latinoamerica S.A.B. de CV 5.375% 4/4/32 (b)		180,000	165,708
Telecom Italia Capital SA:
6% 9/30/34		242,000	224,532
7.2% 7/18/36		98,000	97,408
7.721% 6/4/38		200,000	204,846
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		200,000	187,500
Windstream Escrow LLC 7.75% 8/15/28 (b)		300,000	280,087
Zayo Group Holdings, Inc. 4% 3/1/27 (b)		420,000	349,650
			12,587,012
Entertainment - 0.2%
Cinemark U.S.A., Inc. 5.25% 7/15/28 (b)		660,000	616,506
Live Nation Entertainment, Inc. 4.75% 10/15/27 (b)		665,000	636,681
Playtika Holding Corp. 4.25% 3/15/29 (b)		605,000	516,210
Roblox Corp. 3.875% 5/1/30 (b)		1,055,000	924,001
			2,693,398
Media - 3.7%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)		764,000	711,093
Altice Financing SA:
5% 1/15/28(b)		1,585,000	1,402,315
5.75% 8/15/29(b)		2,885,000	2,484,766
Altice France Holding SA:
6% 2/15/28(b)		3,070,000	1,549,571
10.5% 5/15/27(b)		1,935,000	1,264,067
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31(b)		1,435,000	1,154,224
4.25% 1/15/34(b)		375,000	280,372
4.5% 8/15/30(b)		1,488,000	1,234,326
4.5% 5/1/32		3,150,000	2,488,514
4.5% 6/1/33(b)		1,725,000	1,326,951
4.75% 2/1/32(b)		240,000	193,626
5% 2/1/28(b)		1,500,000	1,384,120
5.5% 5/1/26(b)		40,000	39,301
6.375% 9/1/29(b)		2,967,000	2,787,546
7.375% 3/1/31(b)		1,530,000	1,482,461
Clear Channel Outdoor Holdings, Inc.:
5.125% 8/15/27(b)		200,000	187,008
7.5% 6/1/29(b)		680,000	562,700
7.75% 4/15/28(b)		995,000	860,132
9% 9/15/28(b)		1,180,000	1,230,740
CSC Holdings LLC:
3.375% 2/15/31(b)		127,000	89,653
4.125% 12/1/30(b)		1,152,000	857,756
4.625% 12/1/30(b)		2,175,000	1,209,594
5.375% 2/1/28(b)		211,000	183,914
5.75% 1/15/30(b)		1,945,000	1,143,806
6.5% 2/1/29(b)		510,000	444,552
7.5% 4/1/28(b)		1,245,000	885,052
11.75% 1/31/29(b)		1,585,000	1,656,835
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375%(b)(c)		6,605,000	379,788
6.625%(b)(c)		13,785,000	792,638
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (b)		735,000	693,744
DISH DBS Corp.:
5.125% 6/1/29		1,570,000	669,566
5.25% 12/1/26(b)		825,000	658,969
5.75% 12/1/28(b)		632,000	437,660
7.375% 7/1/28		1,420,000	692,633
7.75% 7/1/26		2,034,000	1,296,675
DISH Network Corp. 11.75% 11/15/27 (b)		1,189,000	1,239,626
Gray Television, Inc.:
5.375% 11/15/31(b)		895,000	578,980
5.875% 7/15/26(b)		875,000	830,358
iHeartCommunications, Inc. 8.375% 5/1/27		539,567	323,740
Lamar Media Corp. 4.875% 1/15/29		897,000	849,908
LCPR Senior Secured Financing DAC:
5.125% 7/15/29(b)		185,000	155,459
6.75% 10/15/27(b)		310,000	292,950
Midas Opco Holdings LLC 5.625% 8/15/29 (b)		1,645,000	1,468,656
Midcontinent Communications & Midcontinent Finance Corp. 5.375% 8/15/27 (b)		394,000	373,315
News Corp. 3.875% 5/15/29 (b)		125,000	112,977
Nexstar Media, Inc. 5.625% 7/15/27 (b)		250,000	236,920
Outfront Media Capital LLC / Corp. 7.375% 2/15/31 (b)		230,000	240,044
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26(b)		300,000	236,239
6.5% 9/15/28(b)		2,260,000	1,087,625
Scripps Escrow, Inc. 5.875% 7/15/27 (b)		338,000	274,365
Sinclair Television Group, Inc. 5.125% 2/15/27 (b)		515,000	473,576
Sirius XM Radio, Inc.:
4% 7/15/28(b)		2,120,000	1,909,941
4.125% 7/1/30(b)		1,315,000	1,131,370
5% 8/1/27(b)		1,074,000	1,023,122
5.5% 7/1/29(b)		605,000	572,121
TEGNA, Inc. 5% 9/15/29		80,000	70,400
Townsquare Media, Inc. 6.875% 2/1/26 (b)		466,000	449,555
Univision Communications, Inc.:
6.625% 6/1/27(b)		1,866,000	1,808,896
7.375% 6/30/30(b)		790,000	763,038
8% 8/15/28(b)		1,400,000	1,407,476
Virgin Media Secured Finance PLC 4.5% 8/15/30 (b)		150,000	131,102
VZ Secured Financing BV 5% 1/15/32 (b)		665,000	567,622
Ziggo Bond Co. BV 6% 1/15/27 (b)		20,000	19,551
Ziggo BV 4.875% 1/15/30 (b)		170,000	151,438
			53,497,038
Wireless Telecommunication Services - 0.3%
Digicel Group Holdings Ltd.:
0% 12/31/30(b)(d)		545	1,247
0% 12/31/30(b)(d)		24,712	2
0% 12/31/30(b)(d)		12,739	14,310
0% 12/31/30(b)(d)		39,741	4
Digicel Intermediate Holdings 12% 5/25/27 pay-in-kind (e)		204,326	200,342
Digicel MidCo Ltd. / DIFL U.S. II LLC PIK 10.5% 11/25/28 pay-in-kind (e)		22,064	17,651
Intelsat Jackson Holdings SA:
6.5% 3/15/30(b)		2,185,000	2,032,885
9.75%(b)(c)(d)		50,000	0
Millicom International Cellular SA:
4.5% 4/27/31(b)		235,000	202,970
5.125% 1/15/28(b)		171,000	162,840
Telesat Canada/Telesat LLC 6.5% 10/15/27 (b)		865,000	380,600
U.S. Cellular Corp. 6.7% 12/15/33		315,000	309,932
VMED O2 UK Financing I PLC:
4.25% 1/31/31(b)		127,000	107,711
4.75% 7/15/31(b)		1,850,000	1,599,531
			5,030,025
TOTAL COMMUNICATION SERVICES			73,807,473

CONSUMER DISCRETIONARY - 8.8%
Automobile Components - 1.0%
Adient Global Holdings Ltd.:
4.875% 8/15/26(b)		575,000	557,325
7% 4/15/28(b)		255,000	259,972
8.25% 4/15/31(b)		860,000	905,507
Albion Financing 2 SARL 8.75% 4/15/27 (b)		370,000	369,969
American Axle & Manufacturing, Inc.:
6.25% 3/15/26		162,000	160,099
6.5% 4/1/27		300,000	296,318
Clarios Global LP / Clarios U.S. Finance Co. 8.5% 5/15/27 (b)		1,450,000	1,457,514
Dana Financing Luxembourg SARL 8.5% 7/15/31 (b)	EUR	601,000	711,839
Dana, Inc.:
4.25% 9/1/30		780,000	672,682
5.375% 11/15/27		50,000	48,264
5.625% 6/15/28		1,565,000	1,514,963
Hertz Corp.:
4.625% 12/1/26(b)		125,000	110,651
5% 12/1/29(b)		390,000	298,783
IHO Verwaltungs GmbH 4.75% 9/15/26 pay-in-kind (b)(e)		40,000	38,469
J.B. Poindexter & Co., Inc. 8.75% 12/15/31 (b)		235,000	240,744
Macquarie AirFinance Holdings:
8.125% 3/30/29(b)		575,000	597,856
8.375% 5/1/28(b)		320,000	335,194
Nesco Holdings II, Inc. 5.5% 4/15/29 (b)		346,000	322,832
Patrick Industries, Inc.:
4.75% 5/1/29(b)		200,000	183,028
7.5% 10/15/27(b)		125,000	125,469
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (b)		289,000	126,127
Tenneco, Inc. 8% 11/17/28 (b)		1,330,000	1,211,963
The Goodyear Tire & Rubber Co.:
5% 7/15/29		15,000	13,807
5.25% 4/30/31		1,150,000	1,041,469
5.25% 7/15/31		1,620,000	1,462,018
5.625% 4/30/33		270,000	241,421
ZF North America Capital, Inc.:
4.75% 4/29/25(b)		235,000	231,428
6.875% 4/14/28(b)		335,000	342,039
7.125% 4/14/30(b)		390,000	406,352
			14,284,102
Automobiles - 0.5%
Ford Motor Co.:
3.25% 2/12/32		195,000	159,911
4.75% 1/15/43		323,000	261,312
5.291% 12/8/46		35,000	30,267
6.1% 8/19/32		980,000	978,283
7.4% 11/1/46		75,000	80,458
9.625% 4/22/30		700,000	817,754
PM General Purchaser LLC 9.5% 10/1/28 (b)		755,000	762,664
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 11.4932% 10/15/26 (b)(e)(f)		4,340,000	4,129,903
			7,220,552
Broadline Retail - 0.3%
CMG Media Corp. 8.875% 12/15/27 (b)		2,205,000	1,473,540
Kohl's Corp. 4.25% 7/17/25		20,000	19,433
Match Group Holdings II LLC:
3.625% 10/1/31(b)		435,000	366,488
4.125% 8/1/30(b)		1,544,000	1,364,016
4.625% 6/1/28(b)		500,000	470,085
5% 12/15/27(b)		175,000	166,919
5.625% 2/15/29(b)		490,000	470,400
Nordstrom, Inc.:
4.25% 8/1/31		70,000	58,906
4.375% 4/1/30		45,000	39,758
			4,429,545
Distributors - 0.2%
Ritchie Bros. Holdings, Inc.:
6.75% 3/15/28(b)		385,000	394,028
7.75% 3/15/31(b)		570,000	599,213
Windsor Holdings III, LLC 8.5% 6/15/30 (b)		1,590,000	1,645,127
			2,638,368
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. 5.5% 3/1/28 (b)		802,000	763,368
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC 7.125% 7/31/26 (b)		675,000	668,810
Service Corp. International:
3.375% 8/15/30		400,000	343,408
4% 5/15/31		460,000	404,185
5.125% 6/1/29		105,000	102,459
Sotheby's 7.375% 10/15/27 (b)		230,000	220,921
TKC Holdings, Inc.:
6.875% 5/15/28(b)		280,000	262,150
10.5% 5/15/29(b)		295,000	267,784
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)		430,000	417,100
			3,450,185
Hotels, Restaurants & Leisure - 4.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28(b)		160,000	149,245
4% 10/15/30(b)		1,334,000	1,171,791
Affinity Interactive 6.875% 12/15/27 (b)		645,000	594,954
Boyd Gaming Corp. 4.75% 6/15/31 (b)		175,000	158,964
Brinker International, Inc. 8.25% 7/15/30 (b)		600,000	628,806
Caesars Entertainment, Inc.:
4.625% 10/15/29(b)		1,375,000	1,255,369
6.5% 2/15/32(b)		1,250,000	1,259,354
7% 2/15/30(b)		1,455,000	1,490,588
8.125% 7/1/27(b)		2,505,000	2,572,099
Carnival Corp.:
4% 8/1/28(b)		225,000	207,531
5.75% 3/1/27(b)		1,980,000	1,955,235
6% 5/1/29(b)		1,345,000	1,312,190
6.65% 1/15/28		110,000	108,394
7% 8/15/29(b)		490,000	508,274
7.625% 3/1/26(b)		2,680,000	2,714,867
10.5% 6/1/30(b)		1,750,000	1,909,306
Carrols Restaurant Group, Inc. 5.875% 7/1/29 (b)		225,000	229,633
CCM Merger, Inc. 6.375% 5/1/26 (b)		250,000	246,619
Cedar Fair LP 5.25% 7/15/29		792,000	748,108
Churchill Downs, Inc.:
5.75% 4/1/30(b)		1,410,000	1,354,807
6.75% 5/1/31(b)		630,000	630,375
Cirsa Finance International SARL:
4.5% 3/15/27(b)	EUR	515,000	542,697
6.5% 3/15/29(b)	EUR	100,000	109,385
10.375% 11/30/27(b)	EUR	90,000	104,811
ClubCorp Holdings, Inc. 8.5% 9/15/25 (b)		74,000	66,600
Everi Holdings, Inc. 5% 7/15/29 (b)		149,000	147,696
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (b)		1,810,000	1,598,681
Garden SpinCo Corp. 8.625% 7/20/30 (b)		115,000	121,912
Golden Entertainment, Inc. 7.625% 4/15/26 (b)		536,000	533,628
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32(b)		1,325,000	1,131,895
4% 5/1/31(b)		190,000	168,812
Hilton Grand Vacations Borrower Escrow LLC 6.625% 1/15/32 (b)		330,000	329,999
International Game Technology PLC:
5.25% 1/15/29(b)		985,000	952,119
6.25% 1/15/27(b)		1,610,000	1,616,796
Jacobs Entertainment, Inc.:
6.75% 2/15/29(b)		890,000	848,588
6.75% 2/15/29(b)		325,000	308,035
Life Time, Inc.:
5.75% 1/15/26(b)		882,000	874,598
8% 4/15/26(b)		1,123,000	1,133,275
Light & Wonder International, Inc.:
7.25% 11/15/29(b)		2,200,000	2,251,295
7.5% 9/1/31(b)		485,000	505,294
Lindblad Expeditions Holdings 9% 5/15/28 (b)		500,000	527,500
Lindblad Expeditions LLC 6.75% 2/15/27 (b)		40,000	40,165
Lottomatica SpA 7.125% 6/1/28 (b)	EUR	130,000	148,567
MajorDrive Holdings IV LLC 6.375% 6/1/29 (b)		295,000	254,438
Merlin Entertainments Group 7.375% 2/15/31 (b)		500,000	500,258
MGM Resorts International:
4.75% 10/15/28		1,376,000	1,291,563
5.5% 4/15/27		337,000	330,056
Midwest Gaming Borrower LLC / Midwest Gaming Financial Corp. 4.875% 5/1/29 (b)		1,090,000	999,527
Motion Finco SARL 7.375% 6/15/30 (b)	EUR	405,000	454,756
NCL Corp. Ltd.:
3.625% 12/15/24(b)		224,000	220,600
5.875% 3/15/26(b)		1,610,000	1,572,568
5.875% 2/15/27(b)		1,155,000	1,141,511
7.75% 2/15/29(b)		1,725,000	1,768,173
8.125% 1/15/29(b)		398,000	418,729
8.375% 2/1/28(b)		275,000	288,685
NCL Finance Ltd. 6.125% 3/15/28 (b)		895,000	872,991
Ontario Gaming GTA LP 8% 8/1/30 (b)		310,000	316,172
Penn Entertainment, Inc. 5.625% 1/15/27 (b)		1,350,000	1,290,485
Premier Entertainment Sub LLC 5.875% 9/1/31 (b)		425,000	301,053
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26(b)		640,000	616,392
5.375% 7/15/27(b)		770,000	755,211
5.5% 8/31/26(b)		750,000	741,419
5.5% 4/1/28(b)		1,880,000	1,845,632
6.25% 3/15/32(b)(g)		770,000	772,204
8.25% 1/15/29(b)		700,000	742,475
9.25% 1/15/29(b)		1,225,000	1,317,723
11.625% 8/15/27(b)		300,000	324,495
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (b)		1,175,000	1,095,693
Six Flags Entertainment Corp.:
5.5% 4/15/27(b)		770,000	753,638
7.25% 5/15/31(b)		1,205,000	1,212,531
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (b)		280,000	277,176
Viking Cruises Ltd.:
5.875% 9/15/27(b)		880,000	860,200
7% 2/15/29(b)		125,000	124,945
9.125% 7/15/31(b)		480,000	519,638
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (b)		600,000	579,000
Wynn Macau Ltd.:
5.125% 12/15/29(b)		650,000	585,813
5.5% 10/1/27(b)		2,265,000	2,146,088
5.625% 8/26/28(b)		500,000	468,415
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.:
5.125% 10/1/29(b)		550,000	518,817
7.125% 2/15/31(b)		305,000	314,968
Yum! Brands, Inc.:
3.625% 3/15/31		95,000	83,545
4.625% 1/31/32		430,000	394,744
5.35% 11/1/43		845,000	810,038
5.375% 4/1/32		80,000	76,817
6.875% 11/15/37		1,170,000	1,270,525
			66,498,564
Household Durables - 0.6%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29(b)		75,000	68,100
4.625% 4/1/30(b)		690,000	620,284
6.625% 1/15/28(b)		25,000	24,847
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27		225,000	218,705
7.25% 10/15/29		1,475,000	1,479,192
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:
4.875% 2/15/30(b)		679,000	603,044
5% 6/15/29(b)		175,000	156,583
6.25% 9/15/27(b)		563,000	545,461
Castle UK Finco PLC 7% 5/15/29 (b)	GBP	295,000	344,450
Empire Communities Corp. 7% 12/15/25 (b)		175,000	173,012
KB Home 4.8% 11/15/29		875,000	820,313
LGI Homes, Inc.:
4% 7/15/29(b)		95,000	81,465
8.75% 12/15/28(b)		30,000	31,444
M/I Homes, Inc. 4.95% 2/1/28		485,000	461,701
Newell Brands, Inc.:
5.2% 4/1/26(h)		100,000	97,106
6.375% 9/15/27		100,000	96,871
6.5% 4/1/46(h)		80,000	63,825
6.625% 9/15/29		100,000	95,722
STL Holding Co. LLC 8.75% 2/15/29 (b)		225,000	230,189
SWF Escrow Issuer Corp. 6.5% 10/1/29 (b)		1,025,000	720,921
Tempur Sealy International, Inc. 4% 4/15/29 (b)		50,000	44,817
TopBuild Corp. 4.125% 2/15/32 (b)		235,000	205,820
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24		5,000	4,997
TRI Pointe Homes, Inc. 5.7% 6/15/28		620,000	609,652
			7,798,521
Leisure Products - 0.1%
Amer Sports Co. 6.75% 2/16/31 (b)		405,000	403,060
Mattel, Inc. 5.45% 11/1/41		80,000	72,251
Vista Outdoor, Inc. 4.5% 3/15/29 (b)		145,000	143,188
			618,499
Specialty Retail - 1.1%
Arko Corp. 5.125% 11/15/29 (b)		480,000	416,160
At Home Group, Inc.:
4.875% 7/15/28(b)		255,000	107,100
7.125% 5/12/28 pay-in-kind(b)(e)		317,998	136,739
Bath & Body Works, Inc.:
6.625% 10/1/30(b)		1,550,000	1,558,511
6.95% 3/1/33		440,000	428,348
7.5% 6/15/29		230,000	236,810
Carvana Co.:
4.875% 9/1/29(b)		242,000	162,140
5.5% 4/15/27(b)		220,000	170,806
5.875% 10/1/28(b)		160,000	106,793
12% 12/1/28 pay-in-kind(b)(e)		113,903	109,479
13% 6/1/30 pay-in-kind(b)(e)		171,593	160,425
14% 6/1/31 pay-in-kind(b)(e)		205,309	199,762
Champions Financing, Inc. 8.75% 2/15/29 (b)		395,000	403,481
Foot Locker, Inc. 4% 10/1/29 (b)		60,000	50,774
Gap, Inc. 3.875% 10/1/31 (b)		750,000	604,986
Global Auto Holdings Ltd./AAG FH UK Ltd.:
8.375% 1/15/29(b)		235,000	224,054
8.75% 1/15/32(b)		255,000	242,129
Jaguar Land Rover Automotive PLC:
5.875% 1/15/28(b)		845,000	831,889
7.75% 10/15/25(b)		350,000	353,036
LBM Acquisition LLC 6.25% 1/15/29 (b)		750,000	675,659
LCM Investments Holdings:
4.875% 5/1/29(b)		900,000	808,244
8.25% 8/1/31(b)		455,000	464,371
Mavis Tire Express Services TopCo LP 6.5% 5/15/29 (b)		2,610,000	2,448,029
Michaels Companies, Inc. 7.875% 5/1/29 (b)		220,000	142,055
Park River Holdings, Inc.:
5.625% 2/1/29(b)		775,000	651,969
6.75% 8/1/29(b)		150,000	128,440
PetSmart, Inc. / PetSmart Finance Corp. 7.75% 2/15/29 (b)		455,000	449,616
Sally Holdings LLC:
5.625% 12/1/25		925,000	924,397
6.75% 3/1/32		530,000	528,476
Specialty Building Products Holdings LLC 6.375% 9/30/26 (b)		665,000	650,397
Staples, Inc.:
7.5% 4/15/26(b)		80,000	76,913
10.75% 4/15/27(b)		80,000	73,200
Victoria's Secret & Co. 4.625% 7/15/29 (b)		130,000	109,658
Wand NewCo 3, Inc. 7.625% 1/30/32 (b)		1,190,000	1,222,725
			15,857,571
Textiles, Apparel & Luxury Goods - 0.2%
Crocs, Inc. 4.125% 8/15/31 (b)		130,000	110,604
Hanesbrands, Inc. 4.875% 5/15/26 (b)		75,000	72,377
Kontoor Brands, Inc. 4.125% 11/15/29 (b)		770,000	688,593
Levi Strauss & Co. 3.5% 3/1/31 (b)		130,000	112,654
Wolverine World Wide, Inc. 4% 8/15/29 (b)		2,330,000	1,866,913
			2,851,141
TOTAL CONSUMER DISCRETIONARY			125,647,048

CONSUMER STAPLES - 0.8%
Beverages - 0.1%
Primo Water Holdings, Inc. 4.375% 4/30/29 (b)		180,000	163,305
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)		1,080,000	942,819
			1,106,124
Consumer Staples Distribution & Retail - 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29(b)		590,000	525,665
4.875% 2/15/30(b)		225,000	211,208
C&S Group Enterprises LLC 5% 12/15/28 (b)		320,000	253,512
Iceland Bondco PLC:
3 month EURIBOR EURO INTER + 5.500% 9.401% 12/15/27(b)(e)(f)	EUR	100,000	108,891
4.625% 3/15/25 (Reg. S)	GBP	100,000	125,157
10.875% 12/15/27(b)	GBP	100,000	133,465
KeHE Distributor / Nextwave 9% 2/15/29 (b)		290,000	290,851
Performance Food Group, Inc. 5.5% 10/15/27 (b)		124,000	121,437
U.S. Foods, Inc. 6.875% 9/15/28 (b)		100,000	101,750
United Natural Foods, Inc. 6.75% 10/15/28 (b)		40,000	33,309
			1,905,245
Food Products - 0.4%
B&G Foods, Inc.:
5.25% 9/15/27		1,315,000	1,222,643
8% 9/15/28(b)		575,000	598,608
Chobani LLC/Finance Corp., Inc.:
4.625% 11/15/28(b)		80,000	73,999
7.625% 7/1/29(b)		635,000	638,295
Darling Ingredients, Inc. 6% 6/15/30 (b)		950,000	936,172
Fiesta Purchaser, Inc. 7.875% 3/1/31 (b)		150,000	154,674
Lamb Weston Holdings, Inc.:
4.125% 1/31/30(b)		565,000	511,932
4.375% 1/31/32(b)		95,000	84,876
Pilgrim's Pride Corp.:
3.5% 3/1/32		100,000	83,554
4.25% 4/15/31		115,000	102,791
Post Holdings, Inc.:
4.5% 9/15/31(b)		700,000	623,210
4.625% 4/15/30(b)		624,000	567,762
6.25% 2/15/32(b)		705,000	708,644
			6,307,160
Household Products - 0.0%
Energizer Holdings, Inc. 4.75% 6/15/28 (b)		409,000	373,968

Personal Care Products - 0.1%
BellRing Brands, Inc. 7% 3/15/30 (b)		860,000	877,561

Tobacco - 0.1%
Vector Group Ltd. 5.75% 2/1/29 (b)		781,000	715,492

TOTAL CONSUMER STAPLES			11,285,550

ENERGY - 6.4%
Energy Equipment & Services - 0.8%
Archrock Partners LP / Archrock Partners Finance Corp. 6.875% 4/1/27 (b)		295,000	293,515
CGG SA 8.75% 4/1/27 (b)		330,000	294,353
Diamond Foreign Asset Co. / Diamond Finance, LLC 8.5% 10/1/30 (b)		750,000	768,017
Jonah Energy Parent LLC 12% 11/5/25 (d)(i)		645,029	682,118
Nabors Industries Ltd.:
7.25% 1/15/26(b)		493,000	485,605
7.5% 1/15/28(b)		330,000	303,600
Nabors Industries, Inc.:
7.375% 5/15/27(b)		75,000	74,724
9.125% 1/31/30(b)		680,000	697,000
Noble Finance II LLC 8% 4/15/30 (b)		150,000	154,222
NuStar Logistics LP 5.625% 4/28/27		665,000	658,157
Precision Drilling Corp.:
6.875% 1/15/29(b)		25,000	24,694
7.125% 1/15/26(b)		297,000	296,618
Seadrill Finance Ltd. 8.375% 8/1/30 (b)		1,255,000	1,289,722
Transocean Aquila Ltd. 8% 9/30/28 (b)		380,000	387,125
Transocean, Inc.:
6.8% 3/15/38		825,000	647,118
7.25% 11/1/25(b)		219,000	215,792
7.5% 1/15/26(b)		321,000	317,392
8% 2/1/27(b)		515,000	502,733
8.75% 2/15/30(b)		1,134,000	1,164,418
11.5% 1/30/27(b)		884,000	919,360
U.S.A. Compression Partners LP/U.S.A. Compression Finance Corp. 6.875% 4/1/26		160,000	159,782
Valaris Ltd. 8.375% 4/30/30 (b)		920,000	943,357
			11,279,422
Oil, Gas & Consumable Fuels - 5.6%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2/15/26 (b)		1,845,000	1,852,635
Altus Midstream LP:
5.875% 6/15/30(b)		1,740,000	1,695,480
6.625% 12/15/28(b)		1,620,000	1,639,932
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29(b)		746,000	709,526
5.75% 3/1/27(b)		100,000	97,844
5.75% 1/15/28(b)		775,000	759,759
6.625% 2/1/32(b)		125,000	124,489
7.875% 5/15/26(b)		100,000	102,146
Antero Resources Corp.:
5.375% 3/1/30(b)		800,000	762,402
7.625% 2/1/29(b)		140,000	144,191
Ascent Resources - Utica LLC/ARU Finance Corp.:
7% 11/1/26(b)		386,000	385,739
8.25% 12/31/28(b)		450,000	456,919
9% 11/1/27(b)		450,000	569,842
Athabasca Oil Corp. 9.75% 11/1/26 (b)		767,000	808,518
California Resources Corp. 7.125% 2/1/26 (b)		140,000	140,738
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.75% 7/15/28 (b)		120,000	118,871
Chesapeake Energy Corp.:
5.875% 2/1/29(b)		325,000	321,490
6.75% 4/15/29(b)		1,935,000	1,942,236
Citgo Petroleum Corp.:
6.375% 6/15/26(b)		646,000	650,026
7% 6/15/25(b)		575,000	573,644
8.375% 1/15/29(b)		100,000	105,017
Civitas Resources, Inc.:
8.375% 7/1/28(b)		670,000	701,104
8.625% 11/1/30(b)		495,000	529,690
8.75% 7/1/31(b)		445,000	473,245
CNX Midstream Partners LP 4.75% 4/15/30 (b)		170,000	148,725
CNX Resources Corp.:
7.25% 3/1/32(b)		395,000	393,628
7.375% 1/15/31(b)		115,000	115,935
Comstock Resources, Inc.:
5.875% 1/15/30(b)		795,000	695,156
6.75% 3/1/29(b)		1,646,000	1,518,335
Conuma Resources Ltd. 13.125% 5/1/28 (b)		294,000	291,060
Coronado Finance Pty Ltd. 10.75% 5/15/26 (b)		245,000	253,772
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/33 (b)		250,000	254,891
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29(b)		259,000	254,791
5.625% 10/15/25(b)		60,000	59,703
CVR Energy, Inc.:
5.75% 2/15/28(b)		537,000	498,449
8.5% 1/15/29(b)		320,000	322,000
DCP Midstream Operating LP:
5.625% 7/15/27		10,000	10,034
6.75% 9/15/37(b)		590,000	628,041
8.125% 8/16/30		570,000	649,510
Delek Logistics Partners LP/Delek Logistics Finance Corp.:
6.75% 5/15/25		60,000	60,005
7.125% 6/1/28(b)		540,000	517,050
8.625% 3/15/29(b)(g)		165,000	165,176
DT Midstream, Inc.:
4.125% 6/15/29(b)		40,000	36,550
4.375% 6/15/31(b)		20,000	18,006
EG Global Finance PLC 12% 11/30/28 (b)		1,510,000	1,594,183
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)		615,000	619,982
Energean PLC 6.5% 4/30/27 (b)		140,000	127,706
Energy Transfer LP:
5.625% 5/1/27(b)		979,000	970,209
5.75% 4/1/25		73,000	72,880
6% 2/1/29(b)		600,000	601,656
7.375% 2/1/31(b)		755,000	789,994
EnLink Midstream LLC:
5.625% 1/15/28(b)		335,000	330,079
6.5% 9/1/30(b)		330,000	338,272
EnLink Midstream Partners LP 4.85% 7/15/26		180,000	175,502
EQM Midstream Partners LP:
6% 7/1/25(b)		25,000	24,966
6.5% 7/1/27(b)		325,000	328,250
7.5% 6/1/27(b)		250,000	255,776
7.5% 6/1/30(b)		200,000	212,571
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29		253,000	249,359
7% 8/1/27		437,000	437,140
8.25% 1/15/32(b)		225,000	230,783
Golar LNG Ltd. 7% 10/20/25 (b)		335,000	330,953
Gulfport Energy Corp. 8% 5/17/26 (b)		405,000	412,153
Harbour Energy PLC 5.5% 10/15/26 (b)		20,000	19,493
Harvest Midstream I LP 7.5% 9/1/28 (b)		425,000	428,433
Hess Midstream Operations LP:
5.125% 6/15/28(b)		620,000	595,659
5.5% 10/15/30(b)		100,000	96,101
HF Sinclair Corp. 5% 2/1/28 (b)		335,000	322,592
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29(b)		200,000	193,416
6% 4/15/30(b)		275,000	266,981
6% 2/1/31(b)		1,235,000	1,190,942
6.25% 11/1/28(b)		1,125,000	1,116,763
6.25% 4/15/32(b)		525,000	507,938
8.375% 11/1/33(b)		1,255,000	1,348,184
Howard Midstream Energy Partners LLC 8.875% 7/15/28 (b)		448,000	472,080
Independence Energy Finance LLC:
7.25% 5/1/26(b)		1,265,000	1,260,383
9.25% 2/15/28(b)		1,385,000	1,449,392
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6% 8/1/26 (b)		1,845,000	1,808,626
Matador Resources Co. 5.875% 9/15/26		333,000	329,749
MEG Energy Corp. 5.875% 2/1/29 (b)		236,000	230,091
Mesquite Energy, Inc. 7.25% (b)(c)(d)		3,242,000	0
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)		290,000	247,456
New Fortress Energy, Inc.:
6.5% 9/30/26(b)		1,650,000	1,593,138
6.75% 9/15/25(b)		874,000	869,490
NGL Energy Operating LLC/NGL Energy Finance Corp.:
8.125% 2/15/29(b)		435,000	439,101
8.375% 2/15/32(b)		1,125,000	1,142,755
Northern Oil & Gas, Inc.:
8.125% 3/1/28(b)		290,000	293,663
8.75% 6/15/31(b)		90,000	94,050
Occidental Petroleum Corp.:
4.2% 3/15/48		95,000	72,598
4.4% 4/15/46		295,000	235,708
4.4% 8/15/49		130,000	96,135
4.5% 7/15/44		240,000	184,975
6.125% 1/1/31		320,000	328,237
6.2% 3/15/40		1,225,000	1,244,183
6.45% 9/15/36		235,000	247,422
6.625% 9/1/30		400,000	420,960
7.5% 5/1/31		555,000	612,910
7.95% 6/15/39		1,275,000	1,475,771
8.875% 7/15/30		470,000	542,070
Parkland Corp.:
4.5% 10/1/29(b)		375,000	342,656
4.625% 5/1/30(b)		1,130,000	1,032,210
PBF Holding Co. LLC/PBF Finance Corp. 7.875% 9/15/30 (b)		530,000	543,080
Permian Resources Operating LLC:
5.875% 7/1/29(b)		285,000	277,875
7% 1/15/32(b)		1,020,000	1,047,314
7.75% 2/15/26(b)		25,000	25,299
8% 4/15/27(b)		125,000	128,908
9.875% 7/15/31(b)		575,000	636,813
Prairie Acquiror LP 9% 8/1/29 (b)(g)		445,000	448,386
Range Resources Corp.:
4.75% 2/15/30(b)		610,000	566,693
8.25% 1/15/29		260,000	271,250
Rockcliff Energy II LLC 5.5% 10/15/29 (b)		640,000	589,407
Rockies Express Pipeline LLC:
3.6% 5/15/25(b)		275,000	266,632
6.875% 4/15/40(b)		135,000	132,933
7.5% 7/15/38(b)		775,000	786,660
SilverBow Resources, Inc. CME Term SOFR 3 Month Index + 7.750% 13.1346% 12/15/28 (e)(f)(i)		755,000	745,647
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)		100,000	102,210
Southwestern Energy Co.:
4.75% 2/1/32		2,590,000	2,352,672
5.375% 3/15/30		900,000	860,202
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		635,000	586,580
4.5% 4/30/30		475,000	432,194
5.875% 3/15/28		140,000	138,496
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28(b)		603,000	572,850
6% 3/1/27(b)		985,000	972,195
6% 12/31/30(b)		1,740,000	1,618,072
6% 9/1/31(b)		2,035,000	1,864,129
7.375% 2/15/29(b)		810,000	808,186
Talos Production, Inc.:
9% 2/1/29(b)		70,000	71,544
9.375% 2/1/31(b)		100,000	103,291
Teine Energy Ltd. 6.875% 4/15/29 (b)		35,000	33,216
Venture Global Calcasieu Pass LLC:
4.125% 8/15/31(b)		500,000	438,830
6.25% 1/15/30(b)		1,620,000	1,617,437
Venture Global LNG, Inc.:
8.125% 6/1/28(b)		725,000	736,532
8.375% 6/1/31(b)		2,960,000	2,993,925
9.5% 2/1/29(b)		1,510,000	1,609,982
9.875% 2/1/32(b)		1,250,000	1,316,101
Vermilion Energy, Inc. 6.875% 5/1/30 (b)		785,000	756,544
Viper Energy, Inc. 7.375% 11/1/31 (b)		55,000	56,631
Vital Energy, Inc.:
9.75% 10/15/30		125,000	133,890
10.125% 1/15/28		100,000	104,663
Western Gas Partners LP:
5.25% 2/1/50		185,000	163,661
5.3% 3/1/48		95,000	81,870
5.5% 8/15/48		55,000	48,327
			80,852,152
TOTAL ENERGY			92,131,574

FINANCIALS - 4.5%
Banks - 0.1%
HAT Holdings I LLC/HAT Holdings II LLC:
3.375% 6/15/26(b)		125,000	116,885
6% 4/15/25(b)		64,000	63,350
8% 6/15/27(b)		688,000	714,360
Intesa Sanpaolo SpA:
4.198% 6/1/32(b)(e)		200,000	164,051
4.95% 6/1/42(b)(e)		200,000	144,268
5.71% 1/15/26(b)		350,000	346,804
UniCredit SpA:
5.459% 6/30/35(b)(e)		254,000	234,701
5.861% 6/19/32(b)(e)		95,000	92,075
Western Alliance Bancorp. 3% 6/15/31 (e)		341,000	299,057
			2,175,551
Capital Markets - 0.4%
AssuredPartners, Inc.:
5.625% 1/15/29(b)		175,000	160,969
7.5% 2/15/32(b)		1,024,000	1,006,316
Broadstreet Partners, Inc. 5.875% 4/15/29 (b)		425,000	394,212
Coinbase Global, Inc. 3.625% 10/1/31 (b)		375,000	293,603
Hightower Holding LLC 6.75% 4/15/29 (b)		300,000	281,543
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)		700,000	644,133
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (b)		695,000	625,088
LPL Holdings, Inc.:
4% 3/15/29(b)		530,000	486,257
4.375% 5/15/31(b)		340,000	307,549
StoneX Group, Inc. 7.875% 3/1/31 (b)(g)		115,000	116,466
VistaJet Malta Finance PLC / XO Management Holding, Inc.:
6.375% 2/1/30(b)		980,000	715,400
7.875% 5/1/27(b)		625,000	529,069
9.5% 6/1/28(b)		354,000	298,245
			5,858,850
Consumer Finance - 1.4%
Ally Financial, Inc.:
5.75% 11/20/25		164,000	163,183
6.7% 2/14/33		463,000	456,190
Bread Financial Holdings, Inc. 9.75% 3/15/29 (b)		660,000	675,015
Capstone Borrower, Inc. 8% 6/15/30 (b)		885,000	914,692
Cobra AcquisitionCo LLC 6.375% 11/1/29 (b)		630,000	516,944
Ford Motor Credit Co. LLC:
2.9% 2/10/29		670,000	583,721
3.375% 11/13/25		300,000	287,827
3.625% 6/17/31		280,000	238,698
3.815% 11/2/27		330,000	307,742
4% 11/13/30		95,000	83,995
4.389% 1/8/26		195,000	189,614
5.125% 6/16/25		95,000	94,038
7.35% 3/6/30		700,000	742,002
goeasy Ltd.:
4.375% 5/1/26(b)		175,000	167,409
9.25% 12/1/28(b)		110,000	116,718
LFS Topco LLC 5.875% 10/15/26 (b)		375,000	346,655
Navient Corp.:
4.875% 3/15/28		630,000	575,083
5% 3/15/27		315,000	298,615
5.5% 3/15/29		1,895,000	1,714,791
5.625% 8/1/33		265,000	215,906
6.75% 6/15/26		766,000	769,233
9.375% 7/25/30		980,000	1,024,147
11.5% 3/15/31		735,000	804,008
OneMain Finance Corp.:
3.5% 1/15/27		830,000	763,993
3.875% 9/15/28		900,000	786,324
5.375% 11/15/29		655,000	607,799
6.625% 1/15/28		1,076,000	1,069,890
6.875% 3/15/25		40,000	40,400
7.125% 3/15/26		535,000	543,689
7.875% 3/15/30		1,375,000	1,398,422
9% 1/15/29		1,795,000	1,885,181
PROG Holdings, Inc. 6% 11/15/29 (b)		1,000,000	919,125
SLM Corp. 4.2% 10/29/25		352,000	341,331
			19,642,380
Financial Services - 1.5%
At Home Cayman 11.5% 5/12/28 (b)		147,691	101,538
Block, Inc.:
2.75% 6/1/26		100,000	93,284
3.5% 6/1/31		495,000	422,271
Enact Holdings, Inc. 6.5% 8/15/25 (b)		1,540,000	1,540,062
Freedom Mortgage Corp.:
6.625% 1/15/27(b)		300,000	286,052
7.625% 5/1/26(b)		225,000	223,341
12% 10/1/28(b)		50,000	54,167
12.25% 10/1/30(b)		200,000	220,046
Freedom Mortgage Hold 9.25% 2/1/29 (b)		60,000	60,912
GGAM Finance Ltd.:
7.75% 5/15/26(b)		175,000	177,844
8% 2/15/27(b)		558,000	571,934
8% 6/15/28(b)		395,000	408,660
Gn Bondco LLC 9.5% 10/15/31 (b)		760,000	752,400
GTCR W-2 Merger Sub LLC 7.5% 1/15/31 (b)		2,195,000	2,289,385
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		1,045,000	881,708
5.25% 5/15/27		441,000	405,169
6.25% 5/15/26		1,465,000	1,427,556
LD Holdings Group LLC 6.125% 4/1/28 (b)		275,000	224,469
MidCap Financial Issuer Trust:
5.625% 1/15/30(b)		465,000	393,301
6.5% 5/1/28(b)		1,020,000	934,575
MPH Acquisition Holdings LLC 5.5% 9/1/28 (b)		900,000	785,250
Nationstar Mortgage Holdings, Inc.:
5.125% 12/15/30(b)		665,000	593,583
5.5% 8/15/28(b)		543,000	512,613
5.75% 11/15/31(b)		320,000	293,187
NCR Atleos Corp. 9.5% 4/1/29 (b)		757,000	800,751
P&L Development LLC/PLD Finance Corp. 7.75% 11/15/25 (b)		365,000	293,745
PennyMac Financial Services, Inc.:
4.25% 2/15/29(b)		1,165,000	1,050,329
5.375% 10/15/25(b)		525,000	516,662
5.75% 9/15/31(b)		50,000	45,975
7.875% 12/15/29(b)		817,000	836,289
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.625% 3/1/29 (b)		150,000	133,056
Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc. 4% 10/15/33 (b)		580,000	481,539
Scientific Games Holdings LP/Scientific Games U.S. Finco, Inc. 6.625% 3/1/30 (b)		1,210,000	1,134,375
United Shore Financial Services LLC:
5.5% 4/15/29(b)		525,000	490,043
5.75% 6/15/27(b)		740,000	717,855
Verscend Escrow Corp. 9.75% 8/15/26 (b)		1,340,000	1,342,586
			21,496,512
Insurance - 1.0%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29(b)		80,000	70,958
8.25% 2/1/29(b)		1,040,000	1,027,555
10.125% 8/1/26(b)		860,000	894,403
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer:
5.875% 11/1/29(b)		960,000	878,774
6.75% 10/15/27(b)		1,761,000	1,710,856
6.75% 4/15/28(b)		100,000	99,333
7% 1/15/31(b)		1,315,000	1,309,858
AmWINS Group, Inc.:
4.875% 6/30/29(b)		235,000	216,741
6.375% 2/15/29(b)		485,000	485,316
GTCR AP Finance, Inc. 8% 5/15/27 (b)		1,430,000	1,432,414
HUB International Ltd.:
5.625% 12/1/29(b)		695,000	645,058
7.25% 6/15/30(b)		1,940,000	1,979,010
7.375% 1/31/32(b)		2,590,000	2,598,205
Jones DesLauriers Insurance Management, Inc. 8.5% 3/15/30 (b)		845,000	878,800
National Financial Partners Corp. 8.5% 10/1/31 (b)		100,000	110,382
Ryan Specialty Group LLC 4.375% 2/1/30 (b)		390,000	362,228
USI, Inc. 7.5% 1/15/32 (b)		95,000	94,644
			14,794,535
Mortgage Real Estate Investment Trusts - 0.1%
Rithm Capital Corp. 6.25% 10/15/25 (b)		85,000	83,902
Starwood Property Trust, Inc.:
3.75% 12/31/24(b)		123,000	120,538
4.375% 1/15/27(b)		765,000	717,188
			921,628
TOTAL FINANCIALS			64,889,456

HEALTH CARE - 3.4%
Biotechnology - 0.0%
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		587,000	237,730
Grifols SA 4.75% 10/15/28 (b)		220,000	183,216
			420,946
Health Care Equipment & Supplies - 0.6%
AdaptHealth LLC:
4.625% 8/1/29(b)		1,388,000	1,155,510
5.125% 3/1/30(b)		330,000	275,963
Avantor Funding, Inc.:
3.875% 11/1/29(b)		235,000	210,631
4.625% 7/15/28(b)		1,475,000	1,392,228
Bausch + Lomb Corp. 8.375% 10/1/28 (b)		600,000	627,000
Embecta Corp.:
5% 2/15/30(b)		540,000	430,380
6.75% 2/15/30(b)		75,000	65,063
Hologic, Inc. 3.25% 2/15/29 (b)		120,000	106,993
Medline Borrower LP:
3.875% 4/1/29(b)		1,800,000	1,613,940
5.25% 10/1/29(b)		2,475,000	2,289,340
Teleflex, Inc. 4.25% 6/1/28 (b)		20,000	18,672
			8,185,720
Health Care Providers & Services - 1.9%
180 Medical, Inc. 3.875% 10/15/29 (b)		180,000	161,100
AMN Healthcare:
4% 4/15/29(b)		617,000	541,418
4.625% 10/1/27(b)		200,000	188,190
Cano Health, Inc. 6.25% (b)(c)		140,000	1,400
Community Health Systems, Inc.:
4.75% 2/15/31(b)		710,000	540,282
5.25% 5/15/30(b)		1,730,000	1,380,243
5.625% 3/15/27(b)		515,000	471,187
6% 1/15/29(b)		990,000	851,400
6.125% 4/1/30(b)		950,000	594,301
6.875% 4/15/29(b)		566,000	361,161
8% 3/15/26(b)		20,000	19,801
8% 12/15/27(b)		1,355,000	1,295,854
10.875% 1/15/32(b)		5,000	5,092
DaVita, Inc.:
3.75% 2/15/31(b)		3,050,000	2,502,762
4.625% 6/1/30(b)		535,000	470,611
LifePoint Health, Inc. 4.375% 2/15/27 (b)		525,000	486,998
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (b)		60,000	44,250
Modivcare, Inc. 5.875% 11/15/25 (b)		326,000	318,308
Molina Healthcare, Inc.:
3.875% 5/15/32(b)		105,000	90,315
4.375% 6/15/28(b)		590,000	549,562
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)		270,000	242,669
Prime Healthcare Services 7.25% 11/1/25 (b)		625,000	623,438
Radiology Partners, Inc. 8.5% 1/31/29 pay-in-kind (b)(e)		321,000	308,561
Regionalcare Hospital Partners 9.75% 12/1/26 (b)		1,738,000	1,737,503
RegionalCare Hospital Partners Holdings, Inc.:
5.375% 1/15/29(b)		790,000	629,851
9.875% 8/15/30(b)		285,000	295,684
11% 10/15/30(b)		1,012,000	1,070,497
Select Medical Corp. 6.25% 8/15/26 (b)		855,000	852,845
Star Parent, Inc. 9% 10/1/30 (b)		568,000	599,450
Tenet Healthcare Corp.:
4.25% 6/1/29		2,425,000	2,230,243
4.375% 1/15/30		2,600,000	2,381,325
6.125% 10/1/28		2,330,000	2,303,788
6.125% 6/15/30		2,025,000	2,005,462
6.75% 5/15/31(b)		505,000	509,419
6.875% 11/15/31		840,000	859,950
			27,524,920
Health Care Technology - 0.1%
Athenahealth Group, Inc. 6.5% 2/15/30 (b)		1,330,000	1,190,718
IQVIA, Inc.:
5% 10/15/26(b)		30,000	29,323
6.5% 5/15/30(b)		500,000	506,930
			1,726,971
Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc.:
3.75% 3/15/29(b)		225,000	202,979
4% 3/15/31(b)		180,000	158,762
4.25% 5/1/28(b)		70,000	65,653
			427,394
Pharmaceuticals - 0.7%
1375209 BC Ltd. 9% 1/30/28 (b)		250,000	244,390
Bausch Health Companies, Inc.:
5% 1/30/28(b)		2,400,000	1,091,614
5.25% 1/30/30(b)		1,822,000	785,959
5.5% 11/1/25(b)		485,000	451,346
6.25% 2/15/29(b)		1,860,000	850,931
9% 12/15/25(b)		140,000	133,160
Jazz Securities DAC 4.375% 1/15/29 (b)		350,000	322,449
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28(b)		590,000	539,768
5.125% 4/30/31(b)		2,390,000	2,048,517
Teva Pharmaceutical Finance Netherlands III BV:
5.125% 5/9/29		1,585,000	1,496,747
6.75% 3/1/28		1,145,000	1,158,522
7.875% 9/15/29		435,000	462,742
8.125% 9/15/31		555,000	599,599
Valeant Pharmaceuticals International, Inc. 8.5% 1/31/27 (b)		24,000	13,657
			10,199,401
TOTAL HEALTH CARE			48,485,352

INDUSTRIALS - 5.2%
Aerospace & Defense - 1.1%
AAR Escrow Issuer LLC 6.75% 3/15/29 (b)(g)(j)		65,000	65,614
Bombardier, Inc.:
7.5% 2/1/29(b)		2,175,000	2,206,091
7.875% 4/15/27(b)		605,000	605,772
8.75% 11/15/30(b)		475,000	497,567
Howmet Aerospace, Inc.:
5.9% 2/1/27		100,000	100,956
5.95% 2/1/37		40,000	40,616
6.875% 5/1/25		100,000	101,048
Moog, Inc. 4.25% 12/15/27 (b)		30,000	28,076
Spirit Aerosystems, Inc. 9.75% 11/15/30 (b)		565,000	605,317
The Boeing Co.:
5.805% 5/1/50		800,000	771,104
5.93% 5/1/60		625,000	598,368
TransDigm, Inc.:
4.625% 1/15/29		950,000	871,160
5.5% 11/15/27		1,399,000	1,350,035
6.375% 3/1/29(b)		1,150,000	1,155,198
6.625% 3/1/32(b)		1,490,000	1,499,310
6.75% 8/15/28(b)		795,000	802,950
6.875% 12/15/30(b)		2,086,000	2,110,844
7.125% 12/1/31(b)		1,215,000	1,246,371
7.5% 3/15/27		425,000	424,655
			15,081,052
Air Freight & Logistics - 0.1%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(e)		155,000	153,714
Rand Parent LLC 8.5% 2/15/30 (b)		910,000	883,762
			1,037,476
Building Products - 0.5%
Advanced Drain Systems, Inc.:
5% 9/30/27(b)		40,000	38,644
6.375% 6/15/30(b)		435,000	434,986
AmeriTex Holdco Intermediate LLC 10.25% 10/15/28 (b)		40,000	41,900
BCPE Ulysses Intermediate, Inc. 7.75% 4/1/27 pay-in-kind (b)(e)		225,000	215,588
Builders FirstSource, Inc.:
4.25% 2/1/32(b)		275,000	241,622
6.375% 6/15/32(b)		294,000	293,954
6.375% 3/1/34(b)		605,000	603,588
Cornerstone Building Brands, Inc. 6.125% 1/15/29 (b)		600,000	540,750
EMRLD Borrower LP / Emerald Co. 6.625% 12/15/30 (b)		565,000	566,978
Griffon Corp. 5.75% 3/1/28		150,000	145,125
Jeld-Wen, Inc. 4.625% 12/15/25 (b)		225,000	219,349
Masonite International Corp.:
3.5% 2/15/30(b)		250,000	220,652
5.375% 2/1/28(b)		48,000	47,820
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (b)		330,000	301,106
New Enterprise Stone & Lime Co., Inc. 5.25% 7/15/28 (b)		840,000	800,429
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (b)		180,000	175,056
Shea Homes Ltd. Partnership/Corp.:
4.75% 2/15/28		600,000	572,290
4.75% 4/1/29		75,000	70,439
Standard Industries, Inc./New Jersey 4.375% 7/15/30 (b)		1,370,000	1,221,472
			6,751,748
Commercial Services & Supplies - 1.4%
ACCO Brands Corp. 4.25% 3/15/29 (b)		560,000	496,456
Allied Universal Holdco LLC 7.875% 2/15/31 (b)		1,084,000	1,076,498
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29(b)		1,765,000	1,461,385
6.625% 7/15/26(b)		530,000	528,395
9.75% 7/15/27(b)		2,305,000	2,296,983
APX Group, Inc. 5.75% 7/15/29 (b)		375,000	356,599
Artera Services LLC 8.5% 2/15/31 (b)		770,000	786,596
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28(b)		785,000	697,944
4.625% 6/1/28(b)		915,000	810,551
Brand Industrial Services, Inc. 10.375% 8/1/30 (b)		855,000	909,230
Cimpress PLC 7% 6/15/26		65,000	64,718
Clean Harbors, Inc. 6.375% 2/1/31 (b)		95,000	94,442
CoreCivic, Inc.:
4.75% 10/15/27		90,000	84,833
8.25% 4/15/26		790,000	807,317
Covanta Holding Corp.:
4.875% 12/1/29(b)		805,000	703,485
5% 9/1/30		175,000	151,813
GFL Environmental, Inc.:
3.75% 8/1/25(b)		195,000	189,325
4% 8/1/28(b)		100,000	91,687
4.375% 8/15/29(b)		600,000	546,642
4.75% 6/15/29(b)		50,000	46,817
5.125% 12/15/26(b)		195,000	190,740
6.75% 1/15/31(b)		680,000	695,545
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (b)		346,000	343,939
Madison IAQ LLC:
4.125% 6/30/28(b)		1,200,000	1,093,150
5.875% 6/30/29(b)		835,000	745,523
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)		1,015,000	951,563
NorthRiver Midstream Finance LP 5.625% 2/15/26 (b)		470,000	460,757
Prime Securities Services Borrower LLC/Prime Finance, Inc. 6.25% 1/15/28 (b)		900,000	888,015
Stericycle, Inc.:
3.875% 1/15/29(b)		480,000	431,961
5.375% 7/15/24(b)		155,000	154,923
The GEO Group, Inc.:
6% 4/15/26		50,000	48,039
9.5% 12/31/28(b)		650,000	648,315
VT Topco, Inc. 8.5% 8/15/30 (b)		175,000	182,516
Williams Scotsman, Inc. 7.375% 10/1/31 (b)		403,000	418,052
			19,454,754
Construction & Engineering - 0.3%
AECOM 5.125% 3/15/27		1,030,000	1,008,943
Amsted Industries, Inc. 4.625% 5/15/30 (b)		540,000	491,656
ATP Tower Holdings LLC/Andean Tower Partners 4.05% 4/27/26 (b)		215,000	199,413
Cloud Crane LLC 11.5% 9/1/28 (b)		375,000	389,841
Pike Corp.:
5.5% 9/1/28(b)		74,000	70,194
8.625% 1/31/31(b)		475,000	501,625
Railworks Holdings LP 8.25% 11/15/28 (b)		410,000	407,236
SRS Distribution, Inc. 6% 12/1/29 (b)		1,305,000	1,214,962
			4,283,870
Electrical Equipment - 0.3%
Albion Financing 1 SARL 6.125% 10/15/26 (b)		605,000	598,285
EnerSys 6.625% 1/15/32 (b)		65,000	65,269
GrafTech Global Enterprises, Inc. 9.875% 12/15/28 (b)		595,000	472,430
Regal Rexnord Corp.:
6.05% 2/15/26(b)		300,000	301,242
6.05% 4/15/28(b)		195,000	196,225
6.3% 2/15/30(b)		195,000	198,553
Sensata Technologies BV:
4% 4/15/29(b)		760,000	689,265
5% 10/1/25(b)		40,000	39,627
5.875% 9/1/30(b)		785,000	764,544
Wesco Distribution, Inc.:
6.375% 3/15/29(b)		170,000	170,016
6.625% 3/15/32(b)		140,000	140,046
7.125% 6/15/25(b)		150,000	150,896
7.25% 6/15/28(b)		540,000	551,846
			4,338,244
Ground Transportation - 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
4.75% 4/1/28(b)		650,000	588,816
5.375% 3/1/29(b)		150,000	136,563
5.75% 7/15/27(b)		20,000	19,057
RXO, Inc. 7.5% 11/15/27 (b)		175,000	180,687
Uber Technologies, Inc. 8% 11/1/26 (b)		765,000	778,461
Watco Companies LLC / Watco Finance Corp. 6.5% 6/15/27 (b)		940,000	913,865
XPO, Inc.:
6.25% 6/1/28(b)		305,000	305,686
7.125% 6/1/31(b)		90,000	91,916
7.125% 2/1/32(b)		315,000	320,246
			3,335,297
Industrial Conglomerates - 0.0%
Benteler International AG 10.5% 5/15/28 (b)		295,000	316,756
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75% 6/15/29 (b)		360,000	323,080
			639,836
Machinery - 0.5%
Chart Industries, Inc.:
7.5% 1/1/30(b)		325,000	335,241
9.5% 1/1/31(b)		220,000	236,361
Hillenbrand, Inc. 3.75% 3/1/31		590,000	502,975
Loxam SAS 6.375% 5/31/29 (b)	EUR	190,000	212,283
Mueller Water Products, Inc. 4% 6/15/29 (b)		1,305,000	1,186,760
Stevens Holding Co., Inc. 6.125% 10/1/26 (b)		335,000	332,488
Terex Corp. 5% 5/15/29 (b)		435,000	406,204
Titan International, Inc. 7% 4/30/28		425,000	421,998
TK Elevator U.S. Newco, Inc. 5.25% 7/15/27 (b)		1,435,000	1,378,384
Trinity Industries, Inc. 7.75% 7/15/28 (b)		275,000	283,375
Vertical Holdco GmbH:
6.625% 7/15/28 (Reg. S)	EUR	1,125,000	1,167,361
7.625% 7/15/28(b)		581,000	568,485
			7,031,915
Marine Transportation - 0.0%
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (b)		85,000	85,213
Seaspan Corp. 5.5% 8/1/29 (b)		380,000	323,961
			409,174
Passenger Airlines - 0.3%
Air Canada 3.875% 8/15/26 (b)		145,000	137,323
American Airlines, Inc.:
7.25% 2/15/28(b)		300,000	302,497
8.5% 5/15/29(b)		115,000	120,895
American Airlines, Inc. / AAdvantage Loyalty IP Ltd.:
5.5% 4/20/26(b)		772,500	765,419
5.75% 4/20/29(b)		1,520,000	1,486,482
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (b)		325,000	306,719
Mileage Plus Holdings LLC 6.5% 6/20/27 (b)		70,000	70,017
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (b)		171,000	123,677
United Airlines, Inc.:
4.375% 4/15/26(b)		625,000	601,540
4.625% 4/15/29(b)		1,205,000	1,111,498
			5,026,067
Professional Services - 0.1%
ASGN, Inc. 4.625% 5/15/28 (b)		175,000	163,206
CoreLogic, Inc. 4.5% 5/1/28 (b)		265,000	234,692
Korn Ferry 4.625% 12/15/27 (b)		75,000	70,877
TriNet Group, Inc.:
3.5% 3/1/29(b)		250,000	221,360
7.125% 8/15/31(b)		90,000	91,677
			781,812
Trading Companies & Distributors - 0.4%
Alta Equipment Group, Inc. 5.625% 4/15/26 (b)		200,000	193,406
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)		430,000	432,328
FLY Leasing Ltd. 7% 10/15/24 (b)		55,000	53,901
Fortress Transportation & Infrastructure Investors LLC 7.875% 12/1/30 (b)		190,000	199,215
Foundation Building Materials, Inc. 6% 3/1/29 (b)		650,000	567,178
H&E Equipment Services, Inc. 3.875% 12/15/28 (b)		2,280,000	2,057,330
United Rentals North America, Inc.:
3.75% 1/15/32		150,000	129,812
3.875% 2/15/31		945,000	835,144
4% 7/15/30		877,000	793,930
4.875% 1/15/28		525,000	506,780
5.25% 1/15/30		100,000	96,824
			5,865,848
TOTAL INDUSTRIALS			74,037,093

INFORMATION TECHNOLOGY - 2.5%
Communications Equipment - 0.2%
CommScope, Inc. 4.75% 9/1/29 (b)		345,000	236,325
HTA Group Ltd. 7% 12/18/25 (b)		725,000	718,388
Hughes Satellite Systems Corp. 6.625% 8/1/26		303,000	199,683
IHS Netherlands Holdco BV 8% 9/18/27 (b)		95,000	85,182
ViaSat, Inc.:
5.625% 9/15/25(b)		1,325,000	1,286,005
5.625% 4/15/27(b)		775,000	727,531
7.5% 5/30/31(b)		450,000	316,125
			3,569,239
Electronic Equipment, Instruments & Components - 0.1%
Coherent Corp. 5% 12/15/29 (b)		500,000	466,250
Likewize Corp. 9.75% 10/15/25 (b)		585,000	595,281
Sensata Technologies, Inc. 3.75% 2/15/31 (b)		95,000	81,239
TTM Technologies, Inc. 4% 3/1/29 (b)		885,000	787,736
			1,930,506
IT Services - 0.4%
Acuris Finance U.S. 5% 5/1/28 (b)		580,000	519,292
Gartner, Inc.:
3.625% 6/15/29(b)		434,000	388,862
4.5% 7/1/28(b)		255,000	241,379
GCI LLC 4.75% 10/15/28 (b)		720,000	646,034
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29(b)		610,000	543,130
5.25% 12/1/27(b)		440,000	425,700
Presidio Holdings, Inc. 8.25% 2/1/28 (b)		845,000	833,246
Rackspace Hosting, Inc. 3.5% 2/15/28 (b)		475,000	191,247
Sabre GLBL, Inc. 11.25% 12/15/27 (b)		330,000	310,200
Tempo Acquisition LLC 5.75% 6/1/25 (b)		260,000	257,440
Twilio, Inc.:
3.625% 3/15/29		350,000	311,157
3.875% 3/15/31		540,000	469,904
Virtusa Corp. 7.125% 12/15/28 (b)		80,000	70,950
			5,208,541
Semiconductors & Semiconductor Equipment - 0.2%
Entegris, Inc.:
3.625% 5/1/29(b)		175,000	154,875
4.75% 4/15/29(b)		35,000	33,002
5.95% 6/15/30(b)		2,670,000	2,618,080
			2,805,957
Software - 1.5%
Black Knight InfoServ LLC 3.625% 9/1/28 (b)		795,000	747,300
Boxer Parent Co., Inc.:
7.125% 10/2/25(b)		970,000	970,960
9.125% 3/1/26(b)		605,000	602,529
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (b)		1,920,000	1,932,720
Clarivate Science Holdings Corp. 4.875% 7/1/29 (b)		425,000	385,437
Cloud Software Group, Inc.:
6.5% 3/31/29(b)		1,175,000	1,094,228
9% 9/30/29(b)		3,520,000	3,285,247
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (b)		1,075,000	1,101,812
Elastic NV 4.125% 7/15/29 (b)		170,000	152,699
Fair Isaac Corp.:
4% 6/15/28(b)		1,070,000	993,939
5.25% 5/15/26(b)		575,000	568,902
Gen Digital, Inc.:
5% 4/15/25(b)		815,000	806,850
6.75% 9/30/27(b)		765,000	768,931
7.125% 9/30/30(b)		995,000	1,016,517
ION Trading Technologies Ltd. 5.75% 5/15/28 (b)		405,000	363,488
McAfee Corp. 7.375% 2/15/30 (b)		1,785,000	1,575,402
MicroStrategy, Inc. 6.125% 6/15/28 (b)		545,000	525,489
NCR Voyix Corp.:
5.125% 4/15/29(b)		625,000	579,485
5.25% 10/1/30(b)		155,000	140,013
Open Text Corp. 3.875% 2/15/28 (b)		225,000	206,748
Open Text Holdings, Inc.:
4.125% 2/15/30(b)		345,000	304,591
4.125% 12/1/31(b)		385,000	329,529
UKG, Inc. 6.875% 2/1/31 (b)		3,625,000	3,662,700
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)		120,000	110,033
			22,225,549
Technology Hardware, Storage & Peripherals - 0.1%
Seagate HDD Cayman:
5.75% 12/1/34		245,000	235,494
8.25% 12/15/29(b)		85,000	91,078
8.5% 7/15/31(b)		105,000	113,528
Western Digital Corp.:
2.85% 2/1/29		331,000	278,767
3.1% 2/1/32		140,000	109,578
			828,445
TOTAL INFORMATION TECHNOLOGY			36,568,237

MATERIALS - 3.8%
Chemicals - 1.4%
Ashland, Inc.:
3.375% 9/1/31(b)		250,000	209,447
6.875% 5/15/43		275,000	283,940
ASP Unifrax Holdings, Inc. 5.25% 9/30/28 (b)		300,000	190,232
Avient Corp. 7.125% 8/1/30 (b)		1,027,000	1,049,502
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/31 (b)		500,000	518,725
Celanese U.S. Holdings LLC:
6.55% 11/15/30		290,000	301,508
6.7% 11/15/33		1,065,000	1,118,767
Consolidated Energy Finance SA 12% 2/15/31 (b)		645,000	659,242
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125% 6/15/28 (b)		1,005,000	950,308
Element Solutions, Inc. 3.875% 9/1/28 (b)		182,000	164,951
Gpd Companies, Inc. 10.125% 4/1/26 (b)		545,000	501,226
GrafTech Finance, Inc. 4.625% 12/15/28 (b)		887,000	583,037
INEOS Quattro Finance 2 PLC 9.625% 3/15/29 (b)		200,000	210,351
Invictus U.S. Newco LLC 5% 10/30/29 (b)		550,000	467,374
Iris Holding, Inc. 10% 12/15/28 (b)		475,000	411,695
Itelyum Regeneration SpA 4.625% 10/1/26 (b)	EUR	215,000	226,061
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(e)		214,500	180,045
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 7% 12/31/27 (b)		475,000	458,375
LSB Industries, Inc. 6.25% 10/15/28 (b)		160,000	151,723
Methanex Corp.:
5.125% 10/15/27		1,041,000	1,000,172
5.25% 12/15/29		565,000	537,215
5.65% 12/1/44		602,000	510,217
NOVA Chemicals Corp.:
4.25% 5/15/29(b)		435,000	359,807
5% 5/1/25(b)		200,000	195,313
5.25% 6/1/27(b)		122,000	112,998
8.5% 11/15/28(b)		110,000	116,144
9% 2/15/30(b)		100,000	100,320
Nufarm Australia Ltd. 5% 1/27/30 (b)		510,000	467,706
Olin Corp. 5% 2/1/30		375,000	350,486
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28(b)		380,000	340,290
6.25% 10/1/29(b)		405,000	359,238
9.75% 11/15/28(b)		985,000	1,046,609
Rain Carbon, Inc. 12.25% 9/1/29 (b)		225,000	225,029
Rain CII Carbon LLC/CII Carbon Corp. 7.25% 4/1/25 (b)		17,000	16,554
SCIH Salt Holdings, Inc.:
4.875% 5/1/28(b)		80,000	73,100
6.625% 5/1/29(b)		225,000	204,583
The Chemours Co. LLC:
4.625% 11/15/29(b)		520,000	427,584
5.375% 5/15/27		215,000	196,400
5.75% 11/15/28(b)		450,000	394,671
The Scotts Miracle-Gro Co.:
4% 4/1/31		1,090,000	924,560
4.375% 2/1/32		60,000	50,173
TPC Group, Inc. 13% 12/16/27 (b)		170,000	173,272
Tronox, Inc. 4.625% 3/15/29 (b)		1,265,000	1,119,691
W.R. Grace Holding LLC:
5.625% 8/15/29(b)		1,670,000	1,464,466
7.375% 3/1/31(b)		80,000	81,115
			19,484,222
Construction Materials - 0.3%
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)		815,000	813,178
Knife River Holding Co. 7.75% 5/1/31 (b)		150,000	155,345
Smyrna Ready Mix LLC:
6% 11/1/28(b)		470,000	455,824
8.875% 11/15/31(b)		285,000	302,038
Summit Materials LLC/Summit Materials Finance Corp.:
5.25% 1/15/29(b)		730,000	706,655
6.5% 3/15/27(b)		1,000,000	1,000,000
7.25% 1/15/31(b)		605,000	626,175
VM Consolidated, Inc. 5.5% 4/15/29 (b)		40,000	37,698
White Cap Buyer LLC 6.875% 10/15/28 (b)		450,000	438,774
			4,535,687
Containers & Packaging - 0.8%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (b)(e)		883,279	377,602
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
4% 9/1/29(b)		210,000	170,554
6% 6/15/27(b)		805,000	790,430
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
5.25% 4/30/25(b)		30,000	29,666
5.25% 8/15/27(b)		250,000	181,263
5.25% 8/15/27(b)		60,000	43,507
Ball Corp.:
2.875% 8/15/30		100,000	84,661
6% 6/15/29		1,280,000	1,286,208
6.875% 3/15/28		950,000	973,081
Berry Global, Inc. 4.875% 7/15/26 (b)		160,000	156,228
BWAY Holding Co. 7.875% 8/15/26 (b)		645,000	653,589
Cascades, Inc. 5.375% 1/15/28 (b)		475,000	459,165
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29(b)		220,000	218,729
8.75% 4/15/30(b)		285,000	271,278
Graham Packaging Co., Inc. 7.125% 8/15/28 (b)		565,000	500,754
Graphic Packaging International, Inc. 3.75% 2/1/30 (b)		550,000	489,407
Intelligent Packaging Holdco I 9% 1/15/26 pay-in-kind (b)(e)		266,000	235,631
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (b)		537,000	499,286
Owens-Brockway Glass Container, Inc.:
6.375% 8/15/25(b)		300,000	303,254
7.25% 5/15/31(b)		240,000	243,238
Pactiv Evergreen Group Issuer, Inc. 4.375% 10/15/28 (b)		375,000	347,553
Sealed Air Corp.:
5% 4/15/29(b)		720,000	682,047
6.875% 7/15/33(b)		425,000	439,834
Sealed Air Corp./Sealed Air Corp. U.S.:
6.125% 2/1/28(b)		510,000	508,439
7.25% 2/15/31(b)		555,000	572,973
Trident TPI Holdings, Inc. 12.75% 12/31/28 (b)		745,000	794,630
TriMas Corp. 4.125% 4/15/29 (b)		75,000	68,366
Trivium Packaging Finance BV:
5.5% 8/15/26(b)		19,000	18,528
8.5% 8/15/27(b)		17,000	16,572
			11,416,473
Metals & Mining - 1.2%
Alcoa Nederland Holding BV 6.125% 5/15/28 (b)		580,000	580,106
Arsenal AIC Parent LLC:
8% 10/1/30(b)		580,000	607,550
11.5% 10/1/31(b)		810,000	891,000
ATI, Inc.:
5.125% 10/1/31		495,000	453,108
7.25% 8/15/30		630,000	647,558
Big River Steel LLC/BRS Finance Corp. 6.625% 1/31/29 (b)		1,556,000	1,565,266
Cleveland-Cliffs, Inc. 6.75% 4/15/30 (b)		425,000	421,890
Commercial Metals Co.:
3.875% 2/15/31		120,000	104,765
4.125% 1/15/30		360,000	329,322
Compass Minerals International, Inc. 6.75% 12/1/27 (b)		210,000	204,853
Constellium NV 5.875% 2/15/26 (b)		145,000	143,815
Eldorado Gold Corp. 6.25% 9/1/29 (b)		505,000	473,180
ERO Copper Corp. 6.5% 2/15/30 (b)		984,000	922,992
First Quantum Minerals Ltd.:
6.875% 10/15/27(b)		660,000	628,749
8.625% 6/1/31(b)		500,000	477,895
9.375% 3/1/29(b)		700,000	725,419
FMG Resources Pty Ltd.:
4.375% 4/1/31(b)		100,000	89,615
5.875% 4/15/30(b)		725,000	709,577
Hecla Mining Co. 7.25% 2/15/28		1,800,000	1,795,653
HudBay Minerals, Inc.:
4.5% 4/1/26(b)		420,000	404,730
6.125% 4/1/29(b)		1,474,000	1,446,327
Kaiser Aluminum Corp.:
4.5% 6/1/31(b)		50,000	42,723
4.625% 3/1/28(b)		89,000	82,061
Mineral Resources Ltd.:
8% 11/1/27(b)		100,000	101,851
8.5% 5/1/30(b)		345,000	354,320
9.25% 10/1/28(b)		830,000	870,463
New Gold, Inc. 7.5% 7/15/27 (b)		580,000	574,377
Novelis Corp.:
3.25% 11/15/26(b)		55,000	51,004
3.875% 8/15/31(b)		95,000	80,395
4.75% 1/30/30(b)		1,305,000	1,191,736
PMHC II, Inc. 9% 2/15/30 (b)		365,000	335,800
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)		300,000	273,310
			17,581,410
Paper & Forest Products - 0.1%
Ahlstrom Holding 3 OY 4.875% 2/4/28 (b)		380,000	345,800
LABL, Inc.:
5.875% 11/1/28(b)		155,000	138,837
6.75% 7/15/26(b)		75,000	72,739
8.25% 11/1/29(b)		525,000	443,625
9.5% 11/1/28(b)		160,000	160,038
10.5% 7/15/27(b)		633,000	614,540
Mercer International, Inc. 5.125% 2/1/29		125,000	107,690
			1,883,269
TOTAL MATERIALS			54,901,061

REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 0.7%
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (b)		175,000	158,268
Diversified Healthcare Trust:
4.375% 3/1/31		675,000	512,865
4.75% 2/15/28		25,000	19,893
9.75% 6/15/25		115,000	114,485
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25		80,000	79,275
Iron Mountain, Inc. 4.5% 2/15/31 (b)		100,000	88,494
MGM Growth Properties Operating Partnership LP:
3.875% 2/15/29(b)		950,000	836,000
5.75% 2/1/27		660,000	655,050
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		1,070,000	716,577
4.625% 8/1/29		430,000	320,298
5% 10/15/27		2,455,000	2,008,344
5.25% 8/1/26		80,000	71,234
Omega Healthcare Investors, Inc.:
3.25% 4/15/33		447,000	355,802
3.375% 2/1/31		4,000	3,368
Park Intermediate Holdings LLC 4.875% 5/15/29 (b)		565,000	519,094
RHP Hotel Properties LP/RHP Finance Corp.:
4.5% 2/15/29(b)		960,000	892,349
7.25% 7/15/28(b)		85,000	87,055
Safehold Operating Partnership LP:
2.8% 6/15/31		356,000	289,264
2.85% 1/15/32		59,000	47,446
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6% 1/15/30 (b)		830,000	605,942
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
6.5% 2/15/29(b)		665,000	512,003
10.5% 2/15/28(b)		390,000	403,688
VICI Properties LP / VICI Note Co.:
4.125% 8/15/30(b)		195,000	174,910
4.5% 1/15/28(b)		550,000	522,572
			9,994,276
Real Estate Management & Development - 0.6%
Anywhere Real Estate Group LLC 7% 4/15/30 (b)		143,200	129,768
Cushman & Wakefield U.S. Borrower LLC 6.75% 5/15/28 (b)		805,000	792,981
Five Point Operation Co. LP 10.5% 1/15/28 (b)		652,724	667,508
Forestar Group, Inc. 3.85% 5/15/26 (b)		675,000	641,196
Greystar Real Estate Partners 7.75% 9/1/30 (b)		200,000	207,489
Howard Hughes Corp.:
4.125% 2/1/29(b)		855,000	758,975
4.375% 2/1/31(b)		928,000	790,557
5.375% 8/1/28(b)		1,380,000	1,301,492
Hunt Companies, Inc. 5.25% 4/15/29 (b)		850,000	777,684
Kennedy-Wilson, Inc. 4.75% 2/1/30		275,000	217,594
Mattamy Group Corp. 4.625% 3/1/30 (b)		1,250,000	1,121,735
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (b)		6,000	4,455
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (b)		5,000	3,502
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.125% 8/1/30 (b)		1,158,000	1,092,981
			8,507,917
TOTAL REAL ESTATE			18,502,193

UTILITIES - 2.0%
Electric Utilities - 0.9%
Clearway Energy Operating LLC:
3.75% 2/15/31(b)		365,000	307,792
3.75% 1/15/32(b)		45,000	37,641
4.75% 3/15/28(b)		165,000	154,249
DPL, Inc.:
4.125% 7/1/25		250,000	242,440
4.35% 4/15/29		35,000	31,715
FirstEnergy Corp. 3.4% 3/1/50		380,000	253,890
NextEra Energy Partners LP:
4.5% 9/15/27(b)		90,000	83,965
7.25% 1/15/29(b)		50,000	50,825
NRG Energy, Inc.:
3.375% 2/15/29(b)		195,000	170,202
3.625% 2/15/31(b)		1,240,000	1,042,633
3.875% 2/15/32(b)		450,000	375,911
5.25% 6/15/29(b)		922,000	873,762
PG&E Corp.:
5% 7/1/28		535,000	510,272
5.25% 7/1/30		3,425,000	3,219,699
Vistra Operations Co. LLC:
4.375% 5/1/29(b)		1,225,000	1,117,393
5% 7/31/27(b)		1,652,000	1,583,467
5.5% 9/1/26(b)		205,000	201,859
5.625% 2/15/27(b)		1,797,000	1,751,085
7.75% 10/15/31(b)		1,140,000	1,179,213
			13,188,013
Gas Utilities - 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.75% 5/20/27		140,000	132,355
5.875% 8/20/26		225,000	218,055
9.375% 6/1/28(b)		230,000	233,450
Ferrellgas LP/Ferrellgas Finance Corp.:
5.375% 4/1/26(b)		810,000	801,925
5.875% 4/1/29(b)		1,575,000	1,495,075
Suburban Propane Partners LP/Suburban Energy Finance Corp.:
5% 6/1/31(b)		750,000	673,756
5.875% 3/1/27		210,000	206,850
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)		600,000	543,000
			4,304,466
Independent Power and Renewable Electricity Producers - 0.7%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)		515,000	470,606
Calpine Corp.:
3.75% 3/1/31(b)		50,000	42,860
4.5% 2/15/28(b)		790,000	744,138
5% 2/1/31(b)		860,000	768,618
5.125% 3/15/28(b)		4,824,000	4,585,896
Sunnova Energy Corp.:
5.875% 9/1/26(b)		270,000	219,470
11.75% 10/1/28(b)		20,000	16,827
Talen Energy Supply LLC 8.625% 6/1/30 (b)		1,445,000	1,524,535
TerraForm Global, Inc. 6.125% 3/1/26 (b)		755,000	743,788
TerraForm Power Operating LLC 5% 1/31/28 (b)		801,000	756,879
TransAlta Corp. 7.75% 11/15/29		205,000	213,149
			10,086,766
Water Utilities - 0.1%
Solaris Midstream Holdings LLC 7.625% 4/1/26 (b)		515,000	514,608

TOTAL UTILITIES			28,093,853

TOTAL NONCONVERTIBLE BONDS			628,348,890
TOTAL CORPORATE BONDS (Cost $675,122,932)			632,146,880

U.S. Treasury Obligations - 1.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Notes:
2.625% 5/31/27 (k)(l)	3,530,000	3,341,366
2.75% 4/30/27	1,175,000	1,118,040
3.875% 3/31/25	2,965,000	2,930,022
4.25% 5/31/25	5,930,000	5,881,356
4.5% 11/30/24	1,615,000	1,606,294
4.625% 2/28/25	1,240,000	1,234,817
TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,368,577)		16,111,895

Asset-Backed Securities - 0.9%
	Principal Amount (a)	Value ($)
Battalion CLO Ltd. Series 2024-15A Class A1R, CME Term SOFR 3 Month Index + 1.300% 6.6195% 1/17/33 (b)(e)(f)	3,500,000	3,506,622
Octagon Investment Partners 31, Ltd. / Octagon Investment Partners 31 LLC Series 2024-1A Class ARR, CME Term SOFR 3 Month Index + 1.150% 0% 7/20/30 (e)(f)	2,400,000	2,400,000
Rockford Tower CLO Ltd. Series 2024-1A Class A1R, CME Term SOFR 3 Month Index + 1.520% 6.8394% 1/20/36 (b)(e)(f)	2,400,000	2,417,047
Sound Point CLO XXIX, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.330% 6.6563% 4/25/34 (b)(e)(f)	2,250,000	2,241,988
Trinitas CLO, Ltd. Series 2024-26A Class A1, CME Term SOFR 3 Month Index + 1.690% 7.0078% 1/20/35 (b)(e)(f)	2,300,000	2,313,766
TOTAL ASSET-BACKED SECURITIES (Cost $12,839,875)		12,879,423

Municipal Securities - 0.1%
	Principal Amount (a)	Value ($)
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2022, 0% 11/1/43 (e) (Cost $1,351,272)	2,376,967	1,390,526

Common Stocks - 1.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Digicel Group Ltd. (d)	302,425	271,172
Intelsat Emergence SA (d)	35,616	1,292,861
		1,564,033
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp.	6,716	555,950
Mesquite Energy, Inc. (d)(m)	46,770	3,816,461
		4,372,411
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co.	2,461	579,689
Life Sciences Tools & Services - 0.1%
Avantor, Inc. (m)	29,068	716,236
Danaher Corp.	2,132	539,694
		1,255,930
TOTAL HEALTH CARE		1,835,619
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
GTT Communications, Inc. (d)(m)	24,499	768,534
MATERIALS - 0.4%
Chemicals - 0.4%
TPC Group, Inc. (d)(i)(m)	164,025	4,054,698
Venator Materials PLC (d)(m)	1,499	1,446,535
		5,501,233
Metals & Mining - 0.0%
Constellium NV (m)	41,600	806,624
TOTAL MATERIALS		6,307,857
UTILITIES - 0.1%
Electric Utilities - 0.0%
Heritage Power LLC (d)	25,111	317,403
Heritage Power LLC (b)(d)	1,104	13,955
Heritage Power LLC (d)	28,900	14,450
		345,808
Gas Utilities - 0.1%
Ferrellgas Partners LP Class B	5,547	915,255
TOTAL UTILITIES		1,261,063
TOTAL COMMON STOCKS (Cost $9,875,954)		16,109,517

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Digicel Group Ltd. (d) (Cost $1,611,407)	97,707	761,867

Bank Loan Obligations - 2.1%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.0%
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4263% 12/30/27 (e)(f)(n)	500,262	452,111
Level 3 Financing, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1886% 3/1/27 (e)(f)(n)	30,000	29,450
Lumen Technologies, Inc.:
Tranche A 1LN, term loan CME Term SOFR 3 Month Index + 6.000% 6/1/28 (f)(n)(o)	25,407	23,382
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6806% 3/15/27 (e)(f)(n)	29,904	21,671
		526,614
Media - 0.1%
Altice Financing SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.314% 10/31/27 (e)(f)(n)	275,000	273,853
CSC Holdings LLC Tranche B6 LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8176% 1/18/28 (e)(f)(n)	400,000	388,416
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4283% 8/24/26 (e)(f)(n)	357,832	345,308
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 10.6625% (c)(e)(f)(n)	1,706,869	94,953
term loan 10% 11/30/24 (d)(n)	209,923	209,923
		1,312,453
Wireless Telecommunication Services - 0.1%
Digicel International Finance Ltd. Tranche B, term loan CME Term SOFR 1 Month Index + 0.000% 12.0627% 5/29/27 (e)(f)(n)	43,294	41,021
Xplornet Communications, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 10/1/28 (f)(n)(o)	1,561,060	708,659
2LN, term loan CME Term SOFR 1 Month Index + 7.000% 9/30/29 (f)(n)(o)	375,000	75,000
		824,680
TOTAL COMMUNICATION SERVICES		2,663,747
CONSUMER DISCRETIONARY - 0.4%
Automobile Components - 0.0%
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.8239% 12/17/28 (e)(f)(n)	160,403	123,995
Tenneco, Inc. Tranche A 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 11/17/28 (f)(n)(o)	264,332	246,820
		370,815
Broadline Retail - 0.0%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1907% 3/5/28 (e)(f)(n)	317,173	317,116
Diversified Consumer Services - 0.0%
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.6246% 3/4/28 (e)(f)(n)	606,093	549,381
TKC Holdings, Inc. 1LN, term loan 13.5% 2/14/27 (e)(n)	21,350	10,675
		560,056
Hotels, Restaurants & Leisure - 0.2%
City Football Group Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4354% 7/21/28 (e)(f)(n)	1,097,402	1,092,606
ClubCorp Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.6098% 9/18/26 (e)(f)(n)	706,378	703,291
United PF Holdings LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.5743% 12/30/26 (e)(f)(n)	269,456	240,961
		2,036,858
Household Durables - 0.1%
Mattress Firm, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8598% 9/24/28 (e)(f)(n)	233,144	232,563
Sunset Debt Merger Sub, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 10/6/28 (f)(n)(o)	1,689,900	1,527,771
		1,760,334
Specialty Retail - 0.1%
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1763% 12/18/27 (e)(f)(n)	950,888	947,446
TOTAL CONSUMER DISCRETIONARY		5,992,625
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
EG America LLC Tranche BC 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 11.2383% 2/7/28 (e)(f)(n)	1,030,232	1,010,915
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(d)(f)(n)	864,602	0
term loan 0% (c)(d)(e)(n)	373,000	0
Prairie ECI Acquiror LP 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 3/11/26 (f)(n)(o)	683,148	679,049
		1,689,964
FINANCIALS - 0.5%
Insurance - 0.5%
Acrisure LLC Tranche B-2 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1907% 2/15/27 (e)(f)(n)	322,525	321,819
Asurion LLC Tranche B4 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6907% 1/20/29 (e)(f)(n)	6,595,000	6,209,588
		6,531,407
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.0%
Cano Health, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4626% (c)(e)(f)(n)	410,538	120,595
Tranche DD, term loan CME Term SOFR 1 Month Index + 11.000% 16.3225% 10/2/24 (e)(n)	42,590	42,377
WCG Intermediate Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4407% 1/8/27 (e)(f)(n)	139	139
		163,111
Health Care Technology - 0.1%
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5763% 2/15/29 (e)(f)(n)	267,898	265,345
Cotiviti, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 2/21/31 (f)(n)(o)	550,000	547,938
		813,283
TOTAL HEALTH CARE		976,394
INDUSTRIALS - 0.2%
Building Products - 0.0%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8598% 5/17/28 (e)(f)(n)	433,730	388,041
Commercial Services & Supplies - 0.0%
Artera Services LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 2/7/31 (f)(n)(o)	85,000	85,213
Brand Industrial Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8064% 8/1/30 (e)(f)(n)	234,413	234,790
		320,003
Machinery - 0.0%
LTI Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8/14/25 (f)(n)(o)	457,840	450,972
Passenger Airlines - 0.1%
Mileage Plus Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.7704% 7/2/27 (e)(f)(n)	707,000	727,489
Professional Services - 0.1%
CoreLogic, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9407% 6/2/28 (e)(f)(n)	430,595	418,013
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0627% 4/29/29 (e)(f)(n)	70,000	61,250
Nielsen Holdings PLC 2LN, term loan 3 month U.S. LIBOR + 0.000% 10/11/29 (f)(n)(o)	415,000	406,700
Verscend Holding Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4407% 8/27/25 (e)(f)(n)	172,257	172,151
		1,058,114
TOTAL INDUSTRIALS		2,944,619
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.0%
Radiate Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 9/25/26 (f)(n)(o)	175,656	143,892
IT Services - 0.1%
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 14.4481% 6/30/28 (e)(f)(n)	1,069,037	748,326
Software - 0.4%
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1763% 12/10/29 (e)(f)(n)	1,687,000	1,619,520
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9263% 12/10/28 (e)(f)(n)	389,045	382,019
DH Corp./Societe term loan CME Term SOFR 3 Month Index + 7.250% 12.7129% 9/13/29 (d)(e)(f)(n)	6,732	6,732
Finastra U.S.A., Inc. term loan CME Term SOFR 1 Month Index + 7.250% 12.7129% 9/13/29 (d)(e)(f)(n)	288,268	288,268
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1783% 3/1/29 (e)(f)(n)	246,791	245,248
RealPage, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 0.000% 2/17/29 (f)(n)(o)	750,000	743,595
Skillsoft Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 7/16/28 (f)(n)(o)	536,472	498,538
Sophia LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9326% 10/7/27 (e)(f)(n)	113,835	113,693
UKG, Inc. 2LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.6802% 5/3/27 (e)(f)(n)	1,919,462	1,936,257
		5,833,870
TOTAL INFORMATION TECHNOLOGY		6,726,088
MATERIALS - 0.1%
Chemicals - 0.1%
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8214% 11/15/30 (e)(f)(n)	375,000	363,281
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.7052% 10/4/29 (e)(f)(n)	351,569	349,481
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.9757% 3/15/29 (e)(f)(n)	340,000	326,080
Iris Holding, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 6/15/28 (f)(n)(o)	328,763	310,362
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.3598% 11/9/28 (e)(f)(n)	7,528	7,514
Venator Materials LLC 1LN, term loan:
CME Term SOFR 1 Month Index + 8.000% 10/12/28 (f)(n)(o)	390,756	386,848
CME Term SOFR 1 Month Index + 8.000% 10/12/28 (f)(n)(o)	41,315	40,902
		1,784,468
UTILITIES - 0.0%
Electric Utilities - 0.0%
Heritage Power LLC 1LN, term loan 0% 7/20/28 (e)(n)	181,637	172,555
TOTAL BANK LOAN OBLIGATIONS (Cost $33,198,159)		29,481,867

Fixed-Income Funds - 48.9%
	Shares	Value ($)
High Yield Fixed-Income Funds - 48.9%
Artisan High Income Fund Investor Shares	23,028,470	206,795,629
BlackRock High Yield Bond Portfolio Class K	15,818,937	110,890,749
Eaton Vance Income Fund of Boston Class A	20,343,917	103,957,417
Fidelity Capital & Income Fund (p)	14,802,536	144,916,829
MainStay High Yield Corporate Bond Fund Class A	18,721,908	95,856,169
Vanguard High-Yield Corporate Fund Admiral Shares	7,176,211	38,464,489

TOTAL FIXED-INCOME FUNDS (Cost $669,172,530)		700,881,282

Preferred Securities - 0.8%
	Principal Amount (a)	Value ($)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Energy Transfer LP 3 month U.S. LIBOR + 4.020% 9.5966% (e)(f)(q)	862,000	855,028
EnLink Midstream Partners LP CME Term SOFR 3 Month Index + 4.370% 9.7562% (e)(f)(q)	175,000	174,102
Plains All American Pipeline LP CME Term SOFR 3 Month Index + 4.110% 9.6786% (e)(f)(q)	395,000	394,413
		1,423,543
FINANCIALS - 0.2%
Banks - 0.1%
Bank of America Corp. 5.875% (e)(q)	380,000	378,507
Citigroup, Inc. 3.875% (e)(q)	462,000	434,491
JPMorgan Chase & Co.:
4.6% (e)(q)	275,000	268,718
6.1% (e)(q)	380,000	389,140
Wells Fargo & Co. 5.9% (e)(q)	205,000	206,578
		1,677,434
Capital Markets - 0.0%
Charles Schwab Corp. 4% (e)(q)	240,000	200,059
Consumer Finance - 0.1%
Ally Financial, Inc.:
4.7% (e)(q)	240,000	206,282
4.7% (e)(q)	285,000	224,283
		430,565
TOTAL FINANCIALS		2,308,058
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
AerCap Holdings NV 5.875% 10/10/79 (e)	480,000	486,035
Air Lease Corp. 4.125% (e)(q)	345,000	298,193
Aircastle Ltd. 5.25% (b)(e)(q)	311,000	295,779
		1,080,007
UTILITIES - 0.4%
Electric Utilities - 0.0%
NRG Energy, Inc. 10.25% (b)(e)(q)	681,000	754,668
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Corp.:
7% (b)(e)(q)	1,750,000	1,718,902
8% (b)(e)(q)	3,495,000	3,599,649
		5,318,551
TOTAL UTILITIES		6,073,219
TOTAL PREFERRED SECURITIES (Cost $10,286,855)		10,884,827

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (r)	320,406	320,470
State Street Institutional U.S. Government Money Market Fund Premier Class 5.28% (s)	5,837,097	5,837,097
TOTAL MONEY MARKET FUNDS (Cost $6,157,419)		6,157,567

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $1,435,984,980)	1,426,805,651
NET OTHER ASSETS (LIABILITIES) - 0.4%	6,134,696
NET ASSETS - 100.0%	1,432,940,347

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	40	Jun 2024	4,417,500	3,430	3,430
CBOT 2-Year U.S. Treasury Note Contracts (United States)	47	Jun 2024	9,623,250	(2,103)	(2,103)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	71	Jun 2024	7,590,344	1,609	1,609
CBOT Long Term U.S. Treasury Bond Contracts (United States)	7	Jun 2024	834,750	6,175	6,175

TOTAL PURCHASED					9,111

Sold

Treasury Contracts
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	4	Jun 2024	511,500	(7,475)	(7,475)

TOTAL FUTURES CONTRACTS					1,636
The notional amount of futures purchased as a percentage of Net Assets is 1.6%
The notional amount of futures sold as a percentage of Net Assets is 0.0%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	648,817	EUR	600,801	Barclays Bank PLC	5/24/24	(2,734)
USD	135,622	EUR	125,474	Deutsche Bank AG	5/24/24	(451)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(3,185)
Unrealized Appreciation						0
Unrealized Depreciation						(3,185)

Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(3)(4)	Value ($)(1)	Upfront Premium Received/ (Paid) ($)(5)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
5-Year CDX N.A. HY Series 41		Dec 2028	ICE	(5%)	Quarterly	10,073,250	(23,223)	0	(23,223)

Sell Protection
Community Health Systems, Inc.	Ca	Dec 2026	ICE	5%	Quarterly	484,000	(68,950)	0	(68,950)

TOTAL CREDIT DEFAULT SWAPS							(92,173)	0	(92,173)

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2)Swaps with Intercontinental Exchange (ICE) are centrally cleared swaps.

(3)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(4)Notional amount is stated in U.S. Dollars unless otherwise noted.

(5)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $533,753,562 or 37.2% of net assets.

(c)	Non-income producing - Security is in default.
(d)	Level 3 security
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,482,463 or 0.4% of net assets.

(j)	A portion of the security sold on a delayed delivery basis.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $410,582.
(l)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared swaps. At period end, the value of securities pledged amounted to $1,027,181.
(m)	Non-income producing
(n)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(o)	The coupon rate will be determined upon settlement of the loan after period end.
(p)	Affiliated Fund
(q)	Security is perpetual in nature with no stated maturity date.
(r)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(s)	The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Jonah Energy Parent LLC 12% 11/5/25	5/05/23	632,128

SilverBow Resources, Inc. CME Term SOFR 3 Month Index + 7.750% 13.1346% 12/15/28	11/30/23	739,900

TPC Group, Inc.	12/16/22	1,776,472

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	4,863,615	64,184,717	68,727,862	207,783	-	-	320,470	0.0%
Total	4,863,615	64,184,717	68,727,862	207,783	-	-	320,470

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Capital & Income Fund	154,562,357	7,561,089	25,854,027	7,561,069	(513,661)	9,161,071	144,916,829
	154,562,357	7,561,089	25,854,027	7,561,069	(513,661)	9,161,071	144,916,829

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,325,900	-	-	2,325,900
Energy	4,372,411	555,950	-	3,816,461
Health Care	1,835,619	1,835,619	-	-
Information Technology	768,534	-	-	768,534
Materials	6,307,857	806,624	-	5,501,233
Utilities	1,261,063	915,255	-	345,808

Corporate Bonds	632,146,880	-	631,449,199	697,681

U.S. Government and Government Agency Obligations	16,111,895	-	16,111,895	-

Asset-Backed Securities	12,879,423	-	12,879,423	-

Municipal Securities	1,390,526	-	1,390,526	-

Bank Loan Obligations	29,481,867	-	28,976,944	504,923

Fixed-Income Funds	700,881,282	700,881,282	-	-

Preferred Securities	10,884,827	-	10,884,827	-

Money Market Funds	6,157,567	6,157,567	-	-
Total Investments in Securities:	1,426,805,651	711,152,297	701,692,814	13,960,540
Derivative Instruments: Assets
Futures Contracts	11,214	11,214	-	-
Total Assets	11,214	11,214	-	-
Liabilities
Futures Contracts	(9,578)	(9,578)	-	-
Forward Foreign Currency Contracts	(3,185)	-	(3,185)	-
Swaps	(92,173)	-	(92,173)	-
Total Liabilities	(104,936)	(9,578)	(95,358)	-
Total Derivative Instruments:	(93,722)	1,636	(95,358)	-

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$20,713,321
Net Realized Gain (Loss) on Investment Securities	356,035
Net Unrealized Gain (Loss) on Investment Securities	(9,488,854)
Cost of Purchases	8,014,600
Proceeds of Sales	(4,993,308)
Amortization/Accretion	5,446
Transfers into Level 3	-
Transfers out of Level 3	(646,700)
Ending Balance	$13,960,540
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2024	$(2,970,380)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	0	(92,173)
Total Credit Risk	0	(92,173)
Foreign Exchange Risk
Forward Foreign Currency Contracts (b)	0	(3,185)
Total Foreign Exchange Risk	0	(3,185)
Interest Rate Risk
Futures Contracts (c)	11,214	(9,578)
Total Interest Rate Risk	11,214	(9,578)
Total Value of Derivatives	11,214	(104,936)

(a)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).

(b)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(c)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,320,923,769)	$1,281,568,352
Fidelity Central Funds (cost $320,325)	320,470
Other affiliated issuers (cost $114,740,886)	144,916,829

Total Investment in Securities (cost $1,435,984,980)		$1,426,805,651
Segregated cash with brokers for derivative instruments		286,850
Cash		789,445
Foreign currency held at value (cost $14,770)		14,758
Receivable for investments sold
Regular delivery		3,156,901
Delayed delivery		166,041
Receivable for fund shares sold		577,962
Dividends receivable		4,319,392
Interest receivable		11,099,881
Distributions receivable from Fidelity Central Funds		10,003
Receivable for daily variation margin on futures contracts		4,868
Other receivables		59,621
Total assets		1,447,291,373
Liabilities
Payable for investments purchased
Regular delivery	$10,145,036
Delayed delivery	1,760,625
Unrealized depreciation on forward foreign currency contracts	3,185
Payable for fund shares redeemed	2,051,301
Distributions payable	80,602
Accrued management fee	208,971
Payable for daily variation margin on centrally cleared swaps	13,532
Other payables and accrued expenses	87,774
Total Liabilities		14,351,026
Commitments and contingent liabilities (see Commitments note)
Net Assets		$1,432,940,347
Net Assets consist of:
Paid in capital		$1,663,499,921
Total accumulated earnings (loss)		(230,559,574)
Net Assets		$1,432,940,347
Net Asset Value, offering price and redemption price per share ($1,432,940,347 ÷ 167,227,643 shares)		$8.57
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends:
Unaffiliated issuers		$42,905,441
Affiliated issuers		7,561,069
Interest		49,909,394
Income from Fidelity Central Funds		207,783
Total Income		100,583,687
Expenses
Management fee	$6,322,503
Custodian fees and expenses	26,465
Independent trustees' fees and expenses	9,237
Registration fees	38,783
Audit	48,384
Legal	125,411
Miscellaneous	10,098
Total expenses before reductions	6,580,881
Expense reductions	(3,804,368)
Total expenses after reductions		2,776,513
Net Investment income (loss)		97,807,174
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(46,071,850)
Affiliated issuers	(513,661)
Forward foreign currency contracts	1,991
Foreign currency transactions	17,476
Futures contracts	(232,276)
Swaps	(2,015,686)
Total net realized gain (loss)		(48,814,006)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	86,781,171
Affiliated issuers	9,161,071
Forward foreign currency contracts	(18,939)
Assets and liabilities in foreign currencies	(311)
Futures contracts	133,892
Swaps	1,363,697
Total change in net unrealized appreciation (depreciation)		97,420,581
Net gain (loss)		48,606,575
Net increase (decrease) in net assets resulting from operations		$146,413,749
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$97,807,174	$130,688,286
Net realized gain (loss)	(48,814,006)	(138,632,726)
Change in net unrealized appreciation (depreciation)	97,420,581	(199,330,307)
Net increase (decrease) in net assets resulting from operations	146,413,749	(207,274,747)
Distributions to shareholders	(95,153,330)	(124,387,863)

Share transactions
Proceeds from sales of shares	165,367,277	183,183,822
Reinvestment of distributions	94,283,349	123,643,674
Cost of shares redeemed	(525,770,981)	(2,485,776,576)

Net increase (decrease) in net assets resulting from share transactions	(266,120,355)	(2,178,949,080)
Total increase (decrease) in net assets	(214,859,936)	(2,510,611,690)

Net Assets
Beginning of period	1,647,800,283	4,158,411,973
End of period	$1,432,940,347	$1,647,800,283

Other Information
Shares
Sold	19,765,197	21,455,480
Issued in reinvestment of distributions	11,284,880	14,620,666
Redeemed	(63,093,112)	(286,484,971)
Net increase (decrease)	(32,043,035)	(250,408,825)

Financial Highlights
Strategic Advisers® Income Opportunities Fund

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$9.25	$9.58	$9.32	$9.34
Income from Investment Operations
Net investment income (loss) B,C	.537	.508	.440	.473	.515
Net realized and unrealized gain (loss)	.285	(1.000)	(.279)	.241	(.001)
Total from investment operations	.822	(.492)	.161	.714	.514
Distributions from net investment income	(.522)	(.488)	(.461)	(.454)	(.530)
Distributions from net realized gain	-	-	(.030)	-	(.004)
Total distributions	(.522)	(.488)	(.491)	(.454)	(.534)
Net asset value, end of period	$8.57	$8.27	$9.25	$9.58	$9.32
Total Return D	10.29%	(5.25)%	1.61%	8.05%	5.57%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.43%	.42%	.38%	.39%	.34%
Expenses net of fee waivers, if any	.18%	.17%	.13%	.14%	.09%
Expenses net of all reductions	.18%	.17%	.13%	.14%	.09%
Net investment income (loss)	6.44%	5.96%	4.57%	5.10%	5.44%
Supplemental Data
Net assets, end of period (000 omitted)	$1,432,940	$1,647,800	$4,158,412	$7,204,043	$2,042,054
Portfolio turnover rate G	26%	21%	33%	43%	40%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Income Opportunities Fund	$47,897

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, partnerships, certain conversion ratio adjustments, equity-debt classifications, currency contract transactions, capital loss carryforwards and losses deferred due to currency contract transactions and wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$63,738,648
Gross unrealized depreciation	(69,030,540)
Net unrealized appreciation (depreciation)	$(5,291,892)
Tax Cost	$1,431,976,082

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(223,307,035)
Net unrealized appreciation (depreciation) on securities and other investments	$(5,291,966)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(45,114,818)
Long-term	(178,192,217)
Total capital loss carryforward	$(223,307,035)

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$95,153,330	$124,387,863
Total	$95,153,330	$124,387,863

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Strategic Advisers Income Opportunities Fund	Level 3 Financing Inc. 1LN note 11% 11/15/29	$166,976	$ -
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Strategic Advisers Income Opportunities Fund
Credit Risk
Swaps	(2,015,686)	1,363,697
Total Credit Risk	(2,015,686)	1,363,697
Foreign Exchange Risk
Forward Foreign Currency Contracts	1,991	(18,939)
Total Foreign Exchange Risk	1,991	(18,939)
Interest Rate Risk
Futures Contracts	(232,276)	133,892
Total Interest Rate Risk	(232,276)	133,892
Totals	(2,245,971)	1,478,650

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Income Opportunities Fund	382,482,778	620,560,990
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser), PGIM, Inc. and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Income Opportunities Fund	2,524
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Income Opportunities Fund	$2,759
8. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $3,795,686.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $8,682.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Income Opportunities Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Nancy D. Prior is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Nancy D. Prior (1967)
Year of Election or Appointment: 2023
Trustee
Chair of the Board of Trustees
Ms. Prior also serves as Trustee of other funds. Ms. Prior serves as a Senior Adviser at Fidelity Investments (investment adviser firm, 2021-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2018-present) and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2018-present). Prior to her retirement, Ms. Prior held a variety of positions at Fidelity Investments (2002-2020), including President of Fixed Income (2014-2020),), President of Multi-Asset Class Strategies  (2017-2018), President of Money Markets and Short Duration Bonds  (2013-2014), and President of Money Markets  (2011-2013). Ms. Prior also served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Vice President of Global Asset Allocation Funds (2017-2019), Vice President of Fidelity's Bond Funds (2014-2020), and Vice President of Fidelity's Money Market Funds (2012-2020).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair Emerita (2024-present) and past Chair (2014-2023) and Chief Executive Officer (2013-2023) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2017-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Overseer of the Boston Symphony Orchestra (2014-2023), Member of the Board of Directors (2016-2023), Member of the Executive Committee (2019-2023) and Secretary (2022-2023) of The Advertising Council, Inc., Member of the Board of Directors of The Ad Club of Boston (2020-2023), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Harold Singleton III (1962)
Year of Election or Appointment: 2023
Trustee
Mr. Singleton also serves as Trustee of other funds. Mr. Singleton is a member of the Board of Directors of Hershey Trust Company (2023-present). Previously, Mr. Singleton served as a member of the Board of Directors and Chair of the Audit Committee of WisdomTree, Inc. (global investment manager, 2022-2023). He also served as Vice President, Managing Director/Head of Manager Selection and Portfolio Construction (2016-2022) and Vice President/Head of Client Portfolio Management (2014-2016) of Lincoln Financial Group (insurance and retirement services). Mr. Singleton also served as a member of the Board of Directors and Investment Committee of The Vantagepoint Funds (2013-2014). Mr. Singleton served in various capacities at PineBridge Investments (global investment manager), including Managing Director, Head of Asset Management Companies and Global Head of Retail and Intermediary Sales (2010-2012), Managing Director, Global Head of Equity and Fixed Income Product Specialists (2009-2010) and Managing Director, Equity Product Specialist (Client Portfolio Manager) (2007-2010). He also served as Chairman of the Board of Directors of PineBridge East Africa (2011-2012) and PineBridge Taiwan (2011-2012). Mr. Singleton formerly served in various equity portfolio management and analyst positions, including at UBS Global Asset Management (2003-2006), Metropolitan West Capital Management (2000-2003) and Brinson Partners (investment manager, 1996-2000). Mr. Singleton is a Life Trustee, member of the Executive Committee and Chair of the Investment Committee of the Board of Trustees of the Illinois Institute of Technology (2012-present) and Chair of the Investment Committee (2010-present) of the Executive Leadership Council (nonprofit).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz is a Senior Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present. Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee is a Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments. Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Strategic Advisers® Income Opportunities Fund	.19%
Actual		$ 1,000	$ 1,059.20	$ .97
Hypothetical-B		$ 1,000	$ 1,023.92	$ .96

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 1.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $55,310,176 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Strategic Advisers Income Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with FIAM LLC, PGIM, Inc., and T. Rowe Price Associates, Inc. (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, and Fidelity Management & Research (Hong Kong) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.
At its September 2023 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered.
Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.
Investment Performance. In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund over different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).
The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. The Board also considered information about performance attribution.  In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds over different time periods and discussed with Strategic Advisers the reasons for any such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with the fund's performance notwithstanding that it lags its benchmark index peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.
In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Strategic Advisers funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); and (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group").
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended December 31, 2022 and below the competitive median of the asset size peer group for the 12-month period ended December 31, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended December 31, 2022.
Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.
Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered. Further, based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.
On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.
The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.912881.113
SRQ-ANN-0424
Strategic Advisers® Small-Mid Cap Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 29, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Small-Mid Cap Fund	13.37%	9.46%	8.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Fund on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Barry Golden:
For the fiscal year ending February 29, 2024, the Fund gained 13.37%, outpacing the 12.25% advance of the benchmark the Russell 2500® Index. Among the Fund's underlying managers, sub-adviser Portolan Capital Management (+32%) surpassed the broader Fund's benchmark by an outsized margin and was the top relative contributor. Portolan follows an opportunistic core strategy, which historically has outperformed when high-volatility stocks are leading the market. This period, it benefited from stock selection in the financials, health care and energy sectors, along with underweight exposure to the lagging banking industry. A large position in Super Micro Computer, a company that provides products for the artificial intelligence market, also added considerable value. The Quality Focus Index mandate from sub-adviser Geode (+21%) was another standout relative performer. This is a quantitative strategy that seeks to own SMID-cap companies exhibiting superior quality characteristics on the basis of profitability, stability and balance sheet metrics. Fidelity Advisor® Small Cap Growth Fund (+20%) rounded out the group of top relative contributors, as its growth strategy outpaced the broader Fund's core-oriented benchmark. On the downside, the largest relative detractors the past 12 months both pursue quality-oriented strategies. Sub-adviser JPMorgan Investment Management (+9%) runs a SMID-cap core mandate and underperformed due to stock picks among health care and financial companies. After a strong start, sub-adviser William Blair's SMID Core strategy (+16%) stumbled a bit later in the period with subpar investment choices in industrials, health care and materials. We hired William Blair in March 2023 and increased the position during the period. In November 2023, we hired BlackRock as a sub-adviser to run its Russell 2500 Alpha Tilts mandate. This is a quantitative strategy that sticks closely to the sector weights within the Russell 2500 Index. The addition of both William Blair and BlackRock reflected our emphasis on allocating more assets to managers offering core strategies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 29, 2024 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Fidelity Small Cap Index Fund	9.2
Fidelity Advisor Small Cap Growth Fund Class Z	5.5
Fidelity SAI Small-Mid Cap 500 Index Fund	4.6
PIMCO StocksPLUS Small Fund Institutional Class	1.8
Fidelity SAI Real Estate Index Fund	0.9
Alight, Inc. Class A	0.6
Chemed Corp.	0.6
Atkore, Inc.	0.5
Manhattan Associates, Inc.	0.5
Berry Global Group, Inc.	0.5
24.7

Market Sectors (% of Fund's net assets)
(Stocks Only)
Industrials	18.2
Financials	11.2
Information Technology	11.0
Consumer Discretionary	10.1
Health Care	9.5
Consumer Staples	3.9
Materials	3.6
Energy	3.0
Real Estate	2.4
Communication Services	2.1
Utilities	1.1

Asset Allocation (% of Fund's net assets)

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 76.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 0.1%
ATN International, Inc.	2,606	87,405
Bandwidth, Inc. (a)	165,896	3,407,504
Cogent Communications Group, Inc.	9,625	778,759
Frontier Communications Parent, Inc. (a)	40,449	957,832
GCI Liberty, Inc. Class A (Escrow) (b)(i)	106,534	1
Iridium Communications, Inc.	150,936	4,369,597
Liberty Latin America Ltd. Class A (a)	360	2,315
Ooma, Inc. (a)	22,185	226,287
		9,829,700
Entertainment - 0.2%
IMAX Corp. (a)(c)	31,245	535,227
Liberty Media Corp. Liberty Live Series A	3,824	147,568
Lions Gate Entertainment Corp.:
Class A (a)(c)	2,711	26,324
Class B (a)	14,021	127,311
Live Nation Entertainment, Inc. (a)	59,149	5,736,270
Marcus Corp. (c)	8,921	130,871
Playtika Holding Corp. (c)	167,500	1,241,175
Roku, Inc. Class A (a)	24,819	1,568,064
Take-Two Interactive Software, Inc. (a)	39,860	5,856,630
Vivid Seats, Inc. Class A (a)	259,543	1,562,449
		16,931,889
Interactive Media & Services - 1.3%
Angi, Inc. (a)	6,331	18,170
Baidu, Inc. sponsored ADR (a)	106,114	10,752,532
Bumble, Inc. (a)	162,666	1,862,526
CarGurus, Inc. Class A (a)	654,727	14,495,656
Cars.com, Inc. (a)	115,020	2,109,467
EverQuote, Inc. Class A (a)	581,862	9,321,429
IAC, Inc. (a)	140,381	7,973,641
Match Group, Inc. (a)	49,209	1,773,492
Meta Platforms, Inc. Class A	10,995	5,388,979
QuinStreet, Inc. (a)	149,589	2,188,487
Shutterstock, Inc. (c)	68,238	3,327,285
Taboola.com Ltd. (a)	96,667	421,468
TripAdvisor, Inc. (a)(c)	394,624	10,583,816
Yelp, Inc. (a)	230,475	8,859,459
Ziff Davis, Inc. (a)	535,516	36,822,080
ZipRecruiter, Inc. (a)	754,383	9,595,752
		125,494,239
Media - 0.5%
AMC Networks, Inc. Class A (a)	69,600	900,624
Cable One, Inc. (c)	7,783	3,549,048
Criteo SA sponsored ADR (a)(c)	198,212	6,412,158
EchoStar Holding Corp. Class A (a)	32,311	423,597
Fox Corp. Class A	112,200	3,342,438
Gray Television, Inc.	3,678	21,480
Integral Ad Science Holding Corp. (a)	15,928	165,014
Interpublic Group of Companies, Inc.	90,426	2,839,376
Liberty Media Corp. Liberty SiriusXM Class A	89,909	2,619,948
Nexstar Media Group, Inc. Class A	114,891	19,091,437
Perion Network Ltd. (a)(c)	81,186	1,863,219
TechTarget, Inc. (a)	1,971	62,500
TEGNA, Inc.	597,429	8,369,980
The New York Times Co. Class A	11,935	528,482
Thryv Holdings, Inc. (a)	47,922	1,003,487
		51,192,788
Wireless Telecommunication Services - 0.0%
Telephone & Data Systems, Inc.	37,464	573,199
U.S. Cellular Corp. (a)	2,627	91,656
		664,855
TOTAL COMMUNICATION SERVICES		204,113,471
CONSUMER DISCRETIONARY - 10.1%
Automobile Components - 0.9%
Adient PLC (a)	311,536	10,573,532
Autoliv, Inc.	19,192	2,226,848
BorgWarner, Inc. (c)	178,271	5,549,576
Dana, Inc. (c)	331,471	4,143,388
Fox Factory Holding Corp. (a)	60,190	3,045,012
Garrett Motion, Inc. (a)	1,157,300	11,133,226
Gentex Corp.	223,043	8,147,761
LCI Industries (c)	64,619	8,140,702
Lear Corp.	78,331	10,758,763
Modine Manufacturing Co. (a)	129,090	11,580,664
Patrick Industries, Inc.	3,047	365,457
Phinia, Inc. (c)	42,300	1,447,506
Stoneridge, Inc. (a)	195,865	3,441,348
The Goodyear Tire & Rubber Co. (a)	225,100	2,674,188
Visteon Corp. (a)	13,310	1,505,627
		84,733,598
Automobiles - 0.1%
Harley-Davidson, Inc. (c)	132,600	4,809,402
Thor Industries, Inc. (c)	15,692	2,011,401
Winnebago Industries, Inc.	34,600	2,481,858
		9,302,661
Broadline Retail - 0.1%
1stDibs.com, Inc. (a)	355,085	1,828,688
Dillard's, Inc. Class A	3,344	1,386,857
Kohl's Corp. (c)	111,548	3,108,843
Macy's, Inc. (c)	99,400	1,733,536
Ollie's Bargain Outlet Holdings, Inc. (a)	6,987	560,148
PDD Holdings, Inc. ADR (a)	26,393	3,286,984
		11,905,056
Distributors - 0.7%
LKQ Corp.	682,270	35,675,898
Pool Corp.	89,516	35,638,110
		71,314,008
Diversified Consumer Services - 1.0%
ADT, Inc. (c)	1,796,196	13,040,383
Bright Horizons Family Solutions, Inc. (a)(c)	275,021	31,588,912
Chegg, Inc. (a)	2,614	23,369
Coursera, Inc. (a)	11,812	189,819
Duolingo, Inc. (a)	9,973	2,383,547
Frontdoor, Inc. (a)	195,373	6,126,897
Graham Holdings Co.	3,521	2,472,904
Grand Canyon Education, Inc. (a)	79,427	10,706,760
Laureate Education, Inc. Class A	247,155	3,314,349
Nerdy, Inc. Class A (a)	793,450	2,301,005
Perdoceo Education Corp.	159,803	2,846,091
Service Corp. International	144,141	10,549,680
Stride, Inc. (a)	98,397	5,879,221
		91,422,937
Hotels, Restaurants & Leisure - 1.7%
Bloomin' Brands, Inc. (c)	210,098	5,710,464
Bowlero Corp. Class A (c)	878,471	10,936,964
Boyd Gaming Corp.	169,068	11,180,467
Brinker International, Inc. (a)	43,913	2,034,928
Cava Group, Inc.	41,794	2,441,188
Churchill Downs, Inc.	161,482	19,679,811
Dave & Buster's Entertainment, Inc. (a)(c)	30,368	1,874,920
Dine Brands Global, Inc.	99,048	4,804,818
Domino's Pizza, Inc.	4,890	2,192,432
Everi Holdings, Inc. (a)	18,637	221,035
Expedia, Inc. (a)	14,418	1,972,671
GEN Restaurant Group, Inc.	194,208	1,530,359
Genius Sports Ltd. (a)(c)	1,304,813	9,277,220
Jack in the Box, Inc.	17,400	1,270,200
Krispy Kreme, Inc. (c)	271,738	3,516,290
Kura Sushi U.S.A., Inc. Class A (a)(c)	26,652	2,532,740
Marriott Vacations Worldwide Corp.	19,840	1,848,890
MGM Resorts International (a)	47,009	2,034,550
Papa John's International, Inc. (c)	77,455	5,568,240
Planet Fitness, Inc. (a)	144,888	8,990,300
Potbelly Corp. (a)	420,968	5,843,036
Shake Shack, Inc. Class A (a)	2,363	251,234
Sportradar Holding AG (a)(c)	419,196	4,074,585
Sweetgreen, Inc. Class A (a)	943,634	12,021,897
Texas Roadhouse, Inc. Class A	89,810	13,414,920
TH International Ltd. (a)(c)	814,518	1,042,583
Vail Resorts, Inc. (c)	66,124	15,229,018
Wendy's Co.	490,806	8,888,497
Wingstop, Inc.	15,900	5,581,695
		165,965,952
Household Durables - 1.6%
Beazer Homes U.S.A., Inc. (a)	3,978	124,631
Cavco Industries, Inc. (a)	7,710	2,872,515
Century Communities, Inc. (c)	7,988	689,285
Helen of Troy Ltd. (a)	611	76,375
Installed Building Products, Inc. (c)	64,121	15,320,431
KB Home	74,250	4,932,428
La-Z-Boy, Inc. (c)	103,200	3,920,568
Leggett & Platt, Inc.	50,840	1,038,153
M.D.C. Holdings, Inc.	4,648	291,430
M/I Homes, Inc. (a)	27,563	3,500,225
Meritage Homes Corp. (c)	52,641	8,299,380
Mohawk Industries, Inc. (a)	59,679	7,079,123
NVR, Inc. (a)	308	2,348,676
PulteGroup, Inc.	192,464	20,859,248
SharkNinja Hong Kong Co. Ltd.	75,896	4,098,384
Skyline Champion Corp. (a)	252,625	21,167,449
Taylor Morrison Home Corp. (a)	220,347	12,473,844
Tempur Sealy International, Inc.	55,135	3,003,203
Toll Brothers, Inc.	173,816	19,926,266
TopBuild Corp. (a)	36,560	14,711,013
TRI Pointe Homes, Inc. (a)	109,644	3,879,205
Whirlpool Corp. (c)	28,700	3,082,093
		153,693,925
Leisure Products - 0.3%
Brunswick Corp.	245,825	21,485,105
Malibu Boats, Inc. Class A (a)	57,408	2,505,285
Polaris, Inc.	73,971	6,857,851
Topgolf Callaway Brands Corp. (a)(c)	132,344	1,884,579
YETI Holdings, Inc. (a)(c)	12,622	518,007
		33,250,827
Specialty Retail - 2.5%
1-800-FLOWERS.com, Inc. Class A (a)	1,799	18,746
Abercrombie & Fitch Co. Class A (a)	6,186	790,323
Academy Sports & Outdoors, Inc.	72,776	5,437,823
Advance Auto Parts, Inc. (c)	41,271	2,787,443
Asbury Automotive Group, Inc. (a)	23,000	4,803,090
AutoNation, Inc. (a)	8,435	1,263,563
Bath & Body Works, Inc.	196,045	8,959,257
Boot Barn Holdings, Inc. (a)	51,539	4,767,358
Burlington Stores, Inc. (a)	83,418	17,109,032
Caleres, Inc. (c)	56,617	2,185,982
CarParts.com, Inc. (a)	50,611	129,058
Carvana Co. Class A (a)(c)	3,905	296,507
Chewy, Inc. (a)	27,597	486,811
Dick's Sporting Goods, Inc.	55,960	9,954,724
Duluth Holdings, Inc. (a)	257	1,223
Five Below, Inc. (a)	89,059	17,872,360
Floor & Decor Holdings, Inc. Class A (a)	18,364	2,224,248
Gap, Inc.	61,463	1,164,109
Group 1 Automotive, Inc. (c)	15,774	4,269,233
Haverty Furniture Companies, Inc.	86,300	2,960,090
Lithia Motors, Inc. Class A (sub. vtg.)	40,131	12,001,577
Monro, Inc. (c)	30,028	1,008,040
Murphy U.S.A., Inc. (c)	83,644	34,880,384
MYT Netherlands Parent BV ADR (a)	265,159	914,799
National Vision Holdings, Inc. (a)	636,733	14,899,552
Penske Automotive Group, Inc.	46,707	7,169,525
Petco Health & Wellness Co., Inc. (a)(c)	141,574	368,092
Revolve Group, Inc. (a)(c)	341,234	7,483,262
RH (a)	2,600	713,440
Sally Beauty Holdings, Inc. (a)	436,238	5,509,686
Signet Jewelers Ltd. (c)	78,480	7,986,125
Stitch Fix, Inc. (a)	70,657	228,222
The Aaron's Co., Inc.	186,715	1,447,041
The Buckle, Inc.	27,513	1,126,382
The ODP Corp. (a)	68,710	3,880,741
Upbound Group, Inc.	26,174	883,634
Valvoline, Inc. (a)	412,547	17,591,004
Warby Parker, Inc. (a)	568,782	7,229,219
Wayfair LLC Class A (a)(c)	70,483	4,200,787
Williams-Sonoma, Inc. (c)	91,317	21,507,893
Winmark Corp.	90	34,160
Zumiez, Inc. (a)	23,318	410,863
		238,955,408
Textiles, Apparel & Luxury Goods - 1.2%
Amer Sports, Inc. (c)	87,841	1,433,565
Capri Holdings Ltd. (a)	49,100	2,264,983
Crocs, Inc. (a)	94,209	11,517,050
Deckers Outdoor Corp. (a)	31,612	28,311,391
Figs, Inc. Class A (a)(c)	10,029	52,452
G-III Apparel Group Ltd. (a)	62,095	2,065,901
On Holding AG (a)(c)	241,832	8,468,957
PLBY Group, Inc. (a)(c)	897,688	885,659
PVH Corp.	114,142	15,599,787
Ralph Lauren Corp.	79,979	14,869,696
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	238,914	14,767,274
Steven Madden Ltd. (c)	77,431	3,315,595
Tapestry, Inc.	238,447	11,333,386
Under Armour, Inc. Class C (non-vtg.) (a)(c)	633,078	5,406,486
		120,292,182
TOTAL CONSUMER DISCRETIONARY		980,836,554
CONSUMER STAPLES - 3.9%
Beverages - 0.4%
Celsius Holdings, Inc. (a)(c)	78,486	6,406,027
Coca-Cola Bottling Co. Consolidated	4,478	3,765,102
Duckhorn Portfolio, Inc. (a)	40,373	383,947
Molson Coors Beverage Co. Class B	213,059	13,299,143
National Beverage Corp. (a)	33,072	1,740,910
Primo Water Corp.	672,963	10,908,730
The Vita Coco Co., Inc. (a)	29,100	759,510
		37,263,369
Consumer Staples Distribution & Retail - 1.1%
Albertsons Companies, Inc.	149,300	3,027,804
Andersons, Inc.	1,029	56,883
BJ's Wholesale Club Holdings, Inc. (a)	498,708	36,425,632
Casey's General Stores, Inc.	54,258	16,521,018
Grocery Outlet Holding Corp. (a)	68,282	1,760,993
Ingles Markets, Inc. Class A	97,407	7,501,313
Performance Food Group Co. (a)	339,379	26,054,126
PriceSmart, Inc.	30,110	2,533,455
SpartanNash Co.	79,313	1,671,125
Sprouts Farmers Market LLC (a)	127,800	7,979,832
U.S. Foods Holding Corp. (a)	103,698	5,266,821
Weis Markets, Inc.	15,529	1,008,453
		109,807,455
Food Products - 1.2%
Conagra Brands, Inc.	90,800	2,549,664
Darling Ingredients, Inc. (a)	7,402	313,179
Flowers Foods, Inc.	235,287	5,275,135
Fresh Del Monte Produce, Inc.	15,324	366,703
Freshpet, Inc. (a)	23,817	2,692,036
Ingredion, Inc.	141,557	16,651,350
John B. Sanfilippo & Son, Inc.	8,562	876,492
Lamb Weston Holdings, Inc.	317,921	32,494,705
Lancaster Colony Corp.	75,022	15,523,552
Nomad Foods Ltd.	1,280,054	23,591,395
Pilgrim's Pride Corp. (a)	16,508	525,615
SunOpta, Inc. (a)(c)	1,038,749	7,302,405
The Hain Celestial Group, Inc. (a)	356,708	3,567,080
The J.M. Smucker Co.	15,853	1,905,055
The Simply Good Foods Co. (a)	101,963	3,617,647
Tootsie Roll Industries, Inc.	16,206	527,019
Vital Farms, Inc. (a)	52,045	935,249
		118,714,281
Household Products - 0.3%
Central Garden & Pet Co. Class A (non-vtg.)	19,077	719,012
Reynolds Consumer Products, Inc.	264,490	7,802,455
Spectrum Brands Holdings, Inc.	157,730	12,684,647
WD-40 Co.	12,959	3,478,066
		24,684,180
Personal Care Products - 0.6%
BellRing Brands, Inc. (a)	133,685	7,613,361
elf Beauty, Inc. (a)	135,817	28,321,919
Herbalife Ltd. (a)(c)	156,030	1,377,745
Inter Parfums, Inc.	66,876	9,812,047
MediFast, Inc. (c)	10,400	416,936
The Honest Co., Inc. (a)	3,679,934	11,407,795
USANA Health Sciences, Inc. (a)	10,694	516,092
		59,465,895
Tobacco - 0.3%
Turning Point Brands, Inc.	287,050	7,262,365
Universal Corp.	275	13,203
Vector Group Ltd.	1,529,973	17,074,499
		24,350,067
TOTAL CONSUMER STAPLES		374,285,247
ENERGY - 3.0%
Energy Equipment & Services - 0.5%
Archrock, Inc.	128,777	2,352,756
Cactus, Inc.	34,164	1,568,128
Championx Corp.	444,315	13,800,424
Expro Group Holdings NV (a)	188,490	3,372,086
Helix Energy Solutions Group, Inc. (a)	5,927	53,343
Helmerich & Payne, Inc. (c)	84,078	3,227,754
Newpark Resources, Inc. (a)	323,258	2,078,549
Noble Corp. PLC	80,009	3,345,176
NOV, Inc.	28,273	477,814
Patterson-UTI Energy, Inc.	97,294	1,125,692
ProPetro Holding Corp. (a)	41,945	310,393
RPC, Inc. (c)	15,848	117,117
Select Water Solutions, Inc. Class A	173,173	1,478,897
TechnipFMC PLC	388,511	8,426,804
Tidewater, Inc. (a)	45,538	3,189,026
U.S. Silica Holdings, Inc. (a)	201,283	2,314,755
Weatherford International PLC (a)	56,700	5,817,987
		53,056,701
Oil, Gas & Consumable Fuels - 2.5%
Antero Resources Corp. (a)	28,853	741,522
APA Corp.	83,200	2,478,528
Ardmore Shipping Corp. (c)	35,049	568,845
Berry Corp.	177,200	1,249,260
California Resources Corp.	62,900	3,281,493
Callon Petroleum Co. (a)	50,300	1,567,348
Cameco Corp. (c)	394,199	15,976,885
Chesapeake Energy Corp. (c)	27,858	2,306,085
Civitas Resources, Inc. (c)	6,600	453,288
CNX Resources Corp. (a)	174,300	3,651,585
CONSOL Energy, Inc.	27,505	2,360,479
CVR Energy, Inc. (c)	27,867	924,627
Delek U.S. Holdings, Inc.	279,342	7,126,014
DHT Holdings, Inc.	164,134	1,775,930
DT Midstream, Inc.	134,986	7,779,243
Green Plains, Inc. (a)	191,843	4,086,256
HF Sinclair Corp.	536,983	29,802,557
International Seaways, Inc.	149,412	7,908,377
Kosmos Energy Ltd. (a)	294,365	1,807,401
Magnolia Oil & Gas Corp. Class A (c)	435,593	9,879,249
Matador Resources Co. (c)	132,706	8,380,384
Murphy Oil Corp.	86,940	3,448,910
Navigator Holdings Ltd.	89,510	1,339,965
New Fortress Energy, Inc. (c)	338,149	11,885,937
Northern Oil & Gas, Inc.	99,161	3,543,023
Overseas Shipholding Group, Inc.	422,663	2,569,791
Ovintiv, Inc.	157,393	7,776,788
Par Pacific Holdings, Inc. (a)	101,085	3,651,190
PBF Energy, Inc. Class A	66,063	3,085,142
Permian Resource Corp. Class A	827,493	12,875,791
Plains GP Holdings LP Class A	58,903	1,013,132
Range Resources Corp.	59,077	1,868,015
Rex American Resources Corp. (a)	2,559	112,545
Scorpio Tankers, Inc. (c)	133,117	8,936,144
SM Energy Co.	506,078	22,151,034
Southwestern Energy Co. (a)	336,072	2,342,422
Viper Energy, Inc. (c)	776,100	28,048,254
Vitesse Energy, Inc. (c)	13,405	304,696
Whitecap Resources, Inc. (c)	686,758	4,778,050
World Kinect Corp. (c)	282,008	6,869,715
		240,705,900
TOTAL ENERGY		293,762,601
FINANCIALS - 11.2%
Banks - 2.9%
1st Source Corp.	2,154	107,226
Ameris Bancorp	1,367	63,333
Banc of California, Inc.	42,970	628,651
Bancorp, Inc., Delaware (a)	51,864	2,315,209
Bank OZK	3,400	148,920
BankUnited, Inc.	187,614	5,031,807
Berkshire Hills Bancorp, Inc. (c)	56,303	1,209,951
Brookline Bancorp, Inc., Delaware	971	9,487
Cathay General Bancorp	66,800	2,608,540
Citizens Financial Group, Inc.	116,300	3,650,657
Coastal Financial Corp. of Washington (a)	12,967	497,803
Columbia Banking Systems, Inc.	362,981	6,569,956
Comerica, Inc.	210,627	10,400,761
Commerce Bancshares, Inc.	183,489	9,548,768
ConnectOne Bancorp, Inc.	14,534	287,628
CrossFirst Bankshares, Inc. (a)	9,397	120,939
Cullen/Frost Bankers, Inc.	100,228	10,875,740
Customers Bancorp, Inc. (a)	1,371	74,459
Dime Community Bancshares, Inc.	54,366	1,018,819
East West Bancorp, Inc.	293,878	21,411,951
Eastern Bankshares, Inc.	20,920	270,286
Enterprise Financial Services Corp.	12,896	514,808
Equity Bancshares, Inc.	1,763	56,116
Esquire Financial Holdings, Inc.	6,437	326,871
FB Financial Corp. (c)	12,408	442,221
Fifth Third Bancorp	94,000	3,227,960
First Bancorp, Puerto Rico (c)	657,260	11,160,275
First Bancshares, Inc.	3,250	80,698
First Citizens Bancshares, Inc.	17,952	28,253,037
First Financial Bankshares, Inc.	2,007	62,097
First Hawaiian, Inc.	352,700	7,392,592
First Horizon National Corp.	193,769	2,732,143
First Interstate Bancsystem, Inc.	305,267	8,034,627
First Merchants Corp.	56,345	1,870,654
Flushing Financial Corp.	1,452	18,644
FNB Corp., Pennsylvania	215,283	2,871,875
Fulton Financial Corp.	203,500	3,133,900
Glacier Bancorp, Inc.	57,596	2,155,242
Hancock Whitney Corp.	102,739	4,479,420
Hanmi Financial Corp.	108,800	1,643,968
Heartland Financial U.S.A., Inc.	1,133	38,522
Heritage Commerce Corp.	191,722	1,589,375
HomeStreet, Inc.	32,902	458,983
HomeTrust Bancshares, Inc.	3,891	102,139
Hope Bancorp, Inc.	278,100	3,050,757
Horizon Bancorp, Inc. Indiana	13,357	160,818
Huntington Bancshares, Inc.	229,304	2,990,124
Independent Bank Corp.	4,299	105,111
Independent Bank Group, Inc.	2,465	107,794
International Bancshares Corp.	11,917	618,373
KeyCorp	89,100	1,271,457
Lakeland Bancorp, Inc.	31,805	371,482
Live Oak Bancshares, Inc. (c)	3,174	126,071
Luther Burbank Corp. (a)	5,434	49,721
Mercantile Bank Corp.	1,540	56,734
Metropolitan Bank Holding Corp. (a)	678	26,584
Midland States Bancorp, Inc.	6,274	152,772
NB Bancorp, Inc.	53,971	755,594
New York Community Bancorp, Inc. (c)	690,303	3,306,551
OceanFirst Financial Corp.	60,098	913,490
OFG Bancorp	100,700	3,647,354
Old National Bancorp, Indiana	201,965	3,318,285
Pathward Financial, Inc.	25,068	1,274,457
Peapack-Gladstone Financial Corp.	42,782	1,036,608
Peoples Bancorp, Inc.	40,051	1,124,232
Pinnacle Financial Partners, Inc.	62,454	5,166,195
Popular, Inc.	530	44,350
Preferred Bank, Los Angeles (c)	46,352	3,330,391
Premier Financial Corp.	19,659	380,991
Provident Financial Services, Inc.	2,898	43,702
RBB Bancorp (c)	3,616	62,268
Regions Financial Corp.	171,700	3,198,771
ServisFirst Bancshares, Inc.	119,384	7,543,875
Southside Bancshares, Inc.	368	10,547
Southstate Corp. (c)	33,572	2,821,391
Summit Financial Group, Inc.	5,016	135,332
Texas Capital Bancshares, Inc. (a)	108,892	6,386,516
Tompkins Financial Corp.	854	41,129
UMB Financial Corp.	4,205	343,170
United Bankshares, Inc., West Virginia	2,576	89,361
Univest Corp. of Pennsylvania	3,494	69,950
Valley National Bancorp	128,390	1,051,514
Veritex Holdings, Inc.	89,800	1,762,774
Webster Financial Corp.	151,092	7,198,023
WesBanco, Inc.	48,800	1,414,224
Westamerica Bancorp.	25,472	1,164,325
Western Alliance Bancorp. (c)	328,722	18,977,121
Wintrust Financial Corp.	337,640	32,531,614
Zions Bancorporation NA	235,654	9,291,837
		285,020,798
Capital Markets - 2.7%
Affiliated Managers Group, Inc.	50,332	7,867,395
Ares Management Corp.	7,321	970,984
Artisan Partners Asset Management, Inc. (c)	69,387	2,988,498
Assetmark Financial Holdings, Inc. (a)	177,833	6,286,397
BGC Group, Inc. Class A	403,738	2,805,979
Blue Owl Capital, Inc. Class A	117,860	2,116,766
Carlyle Group LP	358,847	16,453,135
Cboe Global Markets, Inc.	128,755	24,720,960
Cohen & Steers, Inc. (c)	26,685	1,962,682
Diamond Hill Investment Group, Inc.	2,817	407,564
Donnelley Financial Solutions, Inc. (a)	4,309	278,189
Evercore, Inc. Class A	156,087	29,200,756
FactSet Research Systems, Inc.	19,785	9,152,145
Federated Hermes, Inc.	113,702	4,005,721
Hamilton Lane, Inc. Class A	35,027	4,022,851
Houlihan Lokey	72,418	9,317,300
Invesco Ltd.	221,540	3,413,931
Janus Henderson Group PLC	6,481	201,948
Jefferies Financial Group, Inc.	54,029	2,259,493
Lazard, Inc. Class A	10,652	410,528
LPL Financial	89,527	23,983,388
MarketAxess Holdings, Inc.	60,967	13,010,967
Moelis & Co. Class A	166,156	8,979,070
Morningstar, Inc.	25,768	7,694,067
P10, Inc. (c)	1,130,294	10,477,825
PJT Partners, Inc. (c)	41,771	4,402,663
Robinhood Markets, Inc. (a)	16,714	272,605
SEI Investments Co.	155,352	10,447,422
Sprott, Inc. (c)	239,468	8,843,553
StepStone Group, Inc. Class A	254,809	8,849,517
Stifel Financial Corp.	98,958	7,506,954
TPG, Inc.	31,896	1,414,588
Tradeweb Markets, Inc. Class A	102,317	10,827,185
Victory Capital Holdings, Inc.	48,516	1,864,470
Virtu Financial, Inc. Class A	314,608	5,678,674
WisdomTree Investments, Inc.	916,971	7,390,786
XP, Inc. Class A	56,168	1,327,812
		261,814,768
Consumer Finance - 0.4%
Ally Financial, Inc.	99,300	3,673,107
Atlanticus Holdings Corp. (a)	685	22,708
Encore Capital Group, Inc. (a)	1,842	88,416
Enova International, Inc. (a)	60,952	3,855,214
FirstCash Holdings, Inc.	59,882	6,856,489
LendingTree, Inc. (a)	7,438	294,322
Navient Corp. (c)	280,800	4,565,808
Nelnet, Inc. Class A (c)	5,064	434,846
OneMain Holdings, Inc. (c)	31,301	1,478,346
PRA Group, Inc. (a)	8,213	209,924
PROG Holdings, Inc.	91,529	2,825,500
Regional Management Corp.	73,803	1,726,990
SLM Corp.	390,950	8,143,489
World Acceptance Corp. (a)	30	3,593
		34,178,752
Financial Services - 2.3%
Acacia Research Corp. (a)(c)	2,333,380	9,426,855
Affirm Holdings, Inc. (a)(c)	41,086	1,541,547
Banco Latinoamericano de Comer Series E	75,700	2,117,329
Cannae Holdings, Inc. (a)	500,938	10,930,467
Cass Information Systems, Inc. (c)	10,793	521,518
Enact Holdings, Inc.	58,677	1,626,526
Equitable Holdings, Inc. (c)	311,973	10,681,956
Essent Group Ltd.	67,498	3,615,868
Euronet Worldwide, Inc. (a)	316,744	34,664,463
EVERTEC, Inc. (c)	242,551	8,763,368
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	27,898	4,990,115
FleetCor Technologies, Inc. (a)	37,520	10,478,210
Flywire Corp. (a)	68,489	1,944,403
i3 Verticals, Inc. Class A (a)	233,709	4,980,339
International Money Express, Inc. (a)	44,923	884,983
Jack Henry & Associates, Inc.	114,087	19,824,898
MGIC Investment Corp.	261,047	5,192,225
NCR Atleos Corp.	228,342	4,968,722
NMI Holdings, Inc. (a)	149,364	4,492,869
Nuvei Corp. (c)(d)	251,929	6,661,003
PagSeguro Digital Ltd. (a)	149,087	2,075,291
Payoneer Global, Inc. (a)	680,788	3,308,630
PennyMac Financial Services, Inc.	31,102	2,641,493
Radian Group, Inc. (c)	326,247	9,506,838
Remitly Global, Inc. (a)	254,957	5,257,213
Repay Holdings Corp. (a)	357,803	3,109,308
Shift4 Payments, Inc. (a)(c)	166,262	13,670,062
StoneCo Ltd. Class A (a)	50,331	866,197
The Western Union Co.	154,700	2,074,527
Toast, Inc. (a)(c)	13,481	310,063
Voya Financial, Inc.	56,358	3,852,633
Walker & Dunlop, Inc.	20,587	1,963,588
WEX, Inc. (a)	136,319	29,953,374
		226,896,881
Insurance - 2.8%
AMBAC Financial Group, Inc. (a)	32,136	525,745
American Equity Investment Life Holding Co. (a)	59,102	3,282,525
American Financial Group, Inc.	127,368	16,261,073
American International Group, Inc.	57,464	4,188,551
Assurant, Inc.	12,887	2,338,346
Assured Guaranty Ltd.	53,220	4,874,952
Axis Capital Holdings Ltd.	240,327	15,037,260
Brighthouse Financial, Inc. (a)	16,247	756,298
Brown & Brown, Inc.	232,841	19,607,541
BRP Group, Inc. (a)	361,464	10,055,928
CNA Financial Corp.	148,634	6,532,464
CNO Financial Group, Inc.	168,152	4,487,977
Crawford & Co.:
Class A	410,965	4,812,400
Class B	117,226	1,288,314
Employers Holdings, Inc.	41,900	1,915,249
Erie Indemnity Co. Class A	23,832	9,696,764
Everest Re Group Ltd.	65,373	24,114,792
Fidelity National Financial, Inc.	64,821	3,278,646
First American Financial Corp. (c)	3,700	216,117
Genworth Financial, Inc. Class A (a)	1,758,178	10,812,795
Globe Life, Inc.	28,298	3,591,865
Goosehead Insurance (a)	22,835	1,727,468
Hanover Insurance Group, Inc.	33,142	4,357,179
Kemper Corp.	128,866	7,387,888
Kinsale Capital Group, Inc. (c)	43,163	22,279,877
Lincoln National Corp.	227,583	6,267,636
Old Republic International Corp.	209,200	6,058,432
Primerica, Inc.	34,174	8,381,515
Reinsurance Group of America, Inc.	50,138	8,866,905
RenaissanceRe Holdings Ltd.	22,353	5,025,401
RLI Corp.	135,772	19,883,809
Ryan Specialty Group Holdings, Inc.	54,351	2,846,905
Selective Insurance Group, Inc.	760	79,405
Universal Insurance Holdings, Inc.	41,976	847,495
Unum Group	148,758	7,356,083
W.R. Berkley Corp.	22,323	1,866,203
White Mountains Insurance Group Ltd. (c)	12,360	21,820,838
		272,728,641
Mortgage Real Estate Investment Trusts - 0.1%
AGNC Investment Corp.	343,707	3,285,839
Annaly Capital Management, Inc.	93,300	1,781,097
Granite Point Mortgage Trust, Inc.	48,308	228,980
KKR Real Estate Finance Trust, Inc.	317	3,091
		5,299,007
TOTAL FINANCIALS		1,085,938,847
HEALTH CARE - 9.5%
Biotechnology - 2.0%
4D Molecular Therapeutics, Inc. (a)	2,360	66,127
ACADIA Pharmaceuticals, Inc. (a)	67,496	1,568,607
Agios Pharmaceuticals, Inc. (a)(c)	345,790	11,175,933
Akero Therapeutics, Inc. (a)	20,944	565,279
Alkermes PLC (a)	11,756	349,036
Altimmune, Inc. (a)	409,922	4,960,056
Apellis Pharmaceuticals, Inc. (a)	1,385	85,828
Arcturus Therapeutics Holdings, Inc. (a)(c)	134,246	5,203,375
Arcus Biosciences, Inc. (a)	39,481	755,272
Ascendis Pharma A/S sponsored ADR (a)(c)	6,445	952,313
Avid Bioservices, Inc. (a)(c)	450,594	3,460,562
Blueprint Medicines Corp. (a)	23,162	2,166,110
BridgeBio Pharma, Inc. (a)	28,990	990,009
Catalyst Pharmaceutical Partners, Inc. (a)	123,425	1,978,503
Crinetics Pharmaceuticals, Inc. (a)	168,462	6,896,834
Cytokinetics, Inc. (a)	17,480	1,262,755
Deciphera Pharmaceuticals, Inc. (a)	9,037	150,828
Dynavax Technologies Corp. (a)	10,492	132,934
Emergent BioSolutions, Inc. (a)(c)	88,638	286,301
Exact Sciences Corp. (a)	38,605	2,220,946
Exelixis, Inc. (a)	42,800	937,320
Fate Therapeutics, Inc. (a)	9,071	64,313
Halozyme Therapeutics, Inc. (a)	384,171	15,293,848
Incyte Corp. (a)	30,300	1,768,308
Insmed, Inc. (a)	257,061	7,125,731
Intellia Therapeutics, Inc. (a)	91,274	2,931,721
Ionis Pharmaceuticals, Inc. (a)	31,940	1,444,007
Ironwood Pharmaceuticals, Inc. Class A (a)(c)	420,000	3,960,600
iTeos Therapeutics, Inc. (a)	51,670	553,386
Kiniksa Pharmaceuticals Ltd. (a)	6,572	138,932
Kyverna Therapeutics, Inc. (c)	2,596	70,533
Legend Biotech Corp. ADR (a)(c)	84,108	5,480,477
Moonlake Immunotherapeutics (a)	12,330	594,799
Natera, Inc. (a)	258,919	22,393,904
Neurocrine Biosciences, Inc. (a)	87,577	11,420,041
Nurix Therapeutics, Inc. (a)	2,467	30,467
Oyster Point Pharma, Inc. rights (a)(b)	203,167	2
PTC Therapeutics, Inc. (a)	31,947	900,586
PureTech Health PLC (a)	676,493	1,682,256
Relay Therapeutics, Inc. (a)	227,508	2,279,630
Repare Therapeutics, Inc. (a)(c)	3,460	24,047
Repligen Corp. (a)	40,131	7,785,013
Revolution Medicines, Inc. (a)	4,597	135,520
Sarepta Therapeutics, Inc. (a)	17,038	2,179,160
SpringWorks Therapeutics, Inc. (a)	97,584	4,806,988
Syndax Pharmaceuticals, Inc. (a)	9,694	227,227
TG Therapeutics, Inc. (a)	3,433	59,116
Twist Bioscience Corp. (a)(c)	2,488	97,754
Ultragenyx Pharmaceutical, Inc. (a)	147,255	7,616,029
United Therapeutics Corp. (a)	111,760	25,217,526
Vanda Pharmaceuticals, Inc. (a)	97,770	437,032
Vaxcyte, Inc. (a)	19,759	1,458,609
Veracyte, Inc. (a)	385,472	9,077,866
Viking Therapeutics, Inc. (a)	88,527	6,821,005
Vir Biotechnology, Inc. (a)	21,613	242,930
Xenon Pharmaceuticals, Inc. (a)	19,649	927,433
		191,411,724
Health Care Equipment & Supplies - 2.6%
Abiomed, Inc. (a)(b)	14,700	40,866
Align Technology, Inc. (a)	9,876	2,986,700
Angiodynamics, Inc. (a)	44,330	243,372
Atricure, Inc. (a)	49,425	1,728,392
Atrion Corp. (c)	1,256	462,195
AxoGen, Inc. (a)	864,924	9,133,597
Axonics, Inc. (a)	1,038	70,522
Bausch + Lomb Corp. (a)(c)	215,421	3,554,447
Dentsply Sirona, Inc.	1,525	49,837
Embecta Corp.	280,653	4,007,725
Enovis Corp. (a)	15,229	910,846
Envista Holdings Corp. (a)	948,969	19,596,210
Establishment Labs Holdings, Inc. (a)(c)	2,629	120,093
Globus Medical, Inc. (a)(c)	310,994	16,790,566
Haemonetics Corp. (a)	45,895	3,349,417
ICU Medical, Inc. (a)	78,827	8,610,273
Inari Medical, Inc. (a)	35,172	1,622,133
InMode Ltd. (a)	18,592	409,024
Inspire Medical Systems, Inc. (a)	6,722	1,203,507
Integra LifeSciences Holdings Corp. (a)	386,828	14,277,821
iRhythm Technologies, Inc. (a)	16,677	1,978,726
Lantheus Holdings, Inc. (a)	360,747	23,585,639
LeMaitre Vascular, Inc.	16,662	1,166,340
LivaNova PLC (a)	1,697	93,013
Masimo Corp. (a)	39,891	5,127,589
Merit Medical Systems, Inc. (a)	317,526	24,195,481
Neogen Corp. (a)	430,242	7,395,860
Nevro Corp. (a)	219,763	3,199,749
Novocure Ltd. (a)	48,453	741,815
Omnicell, Inc. (a)	59,561	1,562,881
Penumbra, Inc. (a)	32,329	7,594,729
QuidelOrtho Corp. (a)	447,122	20,388,763
Shockwave Medical, Inc. (a)	10,380	2,707,831
STERIS PLC	138,455	32,247,554
Tandem Diabetes Care, Inc. (a)	200,254	5,332,764
Teleflex, Inc.	28,107	6,261,959
The Cooper Companies, Inc.	120,784	11,305,382
TransMedics Group, Inc. (a)(c)	72,132	5,885,971
Varex Imaging Corp. (a)	4,158	71,518
		250,011,107
Health Care Providers & Services - 2.3%
Acadia Healthcare Co., Inc. (a)	261,192	21,796,472
AdaptHealth Corp. (a)	246	2,517
agilon health, Inc. (a)(c)	359,395	2,203,091
Amedisys, Inc. (a)	16,154	1,502,645
AMN Healthcare Services, Inc. (a)	167,658	9,434,116
BrightSpring Health Services, Inc.	83,725	752,688
Castle Biosciences, Inc. (a)	329,861	5,957,290
Chemed Corp.	86,169	53,952,996
Corvel Corp. (a)	8,814	2,150,616
Cross Country Healthcare, Inc. (a)	913	16,681
DaVita, Inc. (a)	17,900	2,272,763
dentalcorp Holdings Ltd. (a)	2,609,069	12,765,146
Encompass Health Corp.	327,244	24,346,954
Guardant Health, Inc. (a)	35,866	681,454
HealthEquity, Inc. (a)	275,639	22,770,538
Henry Schein, Inc. (a)	112,354	8,591,710
Molina Healthcare, Inc. (a)	30,041	11,833,450
National Research Corp. Class A	13,844	558,190
Opko Health, Inc. (a)(c)	1,532,324	1,532,324
Option Care Health, Inc. (a)	1,409	45,468
Owens & Minor, Inc. (a)	9,519	231,597
Patterson Companies, Inc.	158,937	4,305,603
Pediatrix Medical Group, Inc. (a)	563,536	5,156,354
Privia Health Group, Inc. (a)	4,882	108,966
Progyny, Inc. (a)	39,206	1,431,803
R1 RCM, Inc. (a)(c)	933,043	13,109,254
RadNet, Inc. (a)	49,054	1,857,184
Surgery Partners, Inc. (a)	47,542	1,475,228
Tenet Healthcare Corp. (a)	124	11,532
The Ensign Group, Inc.	9,402	1,174,498
Universal Health Services, Inc. Class B	87,958	14,694,263
		226,723,391
Health Care Technology - 0.4%
American Well Corp. (a)	2,804	3,028
Certara, Inc. (a)	663,734	11,203,830
Doximity, Inc. (a)(c)	805,791	22,747,480
Health Catalyst, Inc. (a)	14,974	124,584
HealthStream, Inc.	23,148	631,477
iCAD, Inc. (a)	678,124	1,213,842
Phreesia, Inc. (a)	6,945	171,889
Simulations Plus, Inc. (c)	14,939	619,969
Teladoc Health, Inc. (a)(c)	159,000	2,397,720
		39,113,819
Life Sciences Tools & Services - 1.7%
Avantor, Inc. (a)	724,992	17,863,803
Azenta, Inc. (a)(c)	147,861	9,633,144
Bio-Rad Laboratories, Inc. Class A (a)	57,246	18,655,326
Bio-Techne Corp.	204,126	15,017,550
BioLife Solutions, Inc. (a)	329,502	5,568,584
Bruker Corp.	11,353	982,489
CryoPort, Inc. (a)(c)	88,242	1,559,236
Fortrea Holdings, Inc.	269,147	10,103,778
Gerresheimer AG	72,100	8,447,144
Harvard Bioscience, Inc. (a)	412,870	1,787,727
ICON PLC (a)	24,744	7,933,421
Lonza Group AG ADR (c)	52,391	2,739,525
MaxCyte, Inc. (a)(c)	806,151	3,708,295
Medpace Holdings, Inc. (a)	51,775	20,581,598
Pacific Biosciences of California, Inc. (a)(c)	47,868	264,710
Quanterix Corp. (a)	543,734	13,027,867
Seer, Inc. (a)	53,794	97,905
Sotera Health Co. (a)(c)	718,362	10,782,614
Stevanato Group SpA (c)	107,049	3,548,674
West Pharmaceutical Services, Inc.	24,725	8,860,451
		161,163,841
Pharmaceuticals - 0.5%
Amphastar Pharmaceuticals, Inc. (a)	42,947	2,000,042
Arvinas Holding Co. LLC (a)	94,956	4,366,077
Atea Pharmaceuticals, Inc. (a)	110,737	477,276
Corcept Therapeutics, Inc. (a)(c)	170,801	4,013,824
Elanco Animal Health, Inc. (a)	88,531	1,406,758
Harmony Biosciences Holdings, Inc. (a)(c)	8,976	288,130
Innoviva, Inc. (a)	10,307	157,491
Intra-Cellular Therapies, Inc. (a)	116,783	8,118,754
Jazz Pharmaceuticals PLC (a)	57,436	6,829,140
Nuvation Bio, Inc. (a)	42,169	78,856
Organon & Co.	176,657	3,075,598
Pacira Biosciences, Inc. (a)	11,095	329,743
Perrigo Co. PLC	126,640	3,325,566
Phathom Pharmaceuticals, Inc. (a)(c)	229,213	2,452,579
Prestige Brands Holdings, Inc. (a)	51,878	3,609,671
Royalty Pharma PLC	175,095	5,312,382
Supernus Pharmaceuticals, Inc. (a)	84,238	2,501,869
Tilray Brands, Inc. Class 2 (a)(c)	16,668	28,836
Viatris, Inc.	235,900	2,918,083
		51,290,675
TOTAL HEALTH CARE		919,714,557
INDUSTRIALS - 18.2%
Aerospace & Defense - 1.6%
AAR Corp. (a)	42,254	2,821,722
AeroVironment, Inc. (a)	16,520	2,094,571
Axon Enterprise, Inc. (a)	62,820	19,308,983
BWX Technologies, Inc.	214,044	21,582,057
Cadre Holdings, Inc.	9,396	337,598
Curtiss-Wright Corp.	54,145	12,792,839
Ducommun, Inc. (a)	6,168	294,337
Hexcel Corp.	19,843	1,477,510
Howmet Aerospace, Inc.	183,794	12,231,491
Huntington Ingalls Industries, Inc.	6,800	1,983,016
Intuitive Machines, Inc. Class A (a)	6,424	38,737
Kratos Defense & Security Solutions, Inc. (a)	830,589	15,149,943
Leonardo DRS, Inc. (a)	85,594	1,943,840
Mercury Systems, Inc. (a)(c)	347,378	10,376,181
Moog, Inc. Class A	18,450	2,766,578
Rheinmetall AG ADR	235,624	21,750,451
Spirit AeroSystems Holdings, Inc. Class A (a)(c)	241,411	6,904,355
Textron, Inc.	144,224	12,846,032
Thales SA ADR	137,873	4,085,177
Woodward, Inc.	380	53,766
		150,839,184
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc. (a)	670,467	8,092,537
Forward Air Corp.	57,221	2,124,616
GXO Logistics, Inc. (a)	137,713	7,128,025
Hub Group, Inc. Class A	12,434	528,818
		17,873,996
Building Products - 1.9%
A.O. Smith Corp.	169,505	14,051,965
Advanced Drain Systems, Inc.	2,141	349,497
American Woodmark Corp. (a)	2,240	224,538
Apogee Enterprises, Inc. (c)	70,192	4,015,684
Armstrong World Industries, Inc.	68,684	8,283,977
Builders FirstSource, Inc. (a)	165,478	32,297,996
Carlisle Companies, Inc.	61,956	21,684,600
Fortune Brands Innovations, Inc.	251,413	20,449,933
Gibraltar Industries, Inc. (a)	111,593	8,642,878
Griffon Corp.	27,200	1,942,080
Hayward Holdings, Inc. (a)	710,561	10,509,197
Janus International Group, Inc. (a)	35,682	512,037
Jeld-Wen Holding, Inc. (a)	10,971	199,672
Lennox International, Inc.	23,802	11,215,740
Masonite International Corp. (a)	1,723	224,404
MasterBrand, Inc. (a)	3,359	58,144
Owens Corning (c)	76,781	11,500,258
Quanex Building Products Corp.	1,132	39,145
Resideo Technologies, Inc. (a)	5,037	112,476
Simpson Manufacturing Co. Ltd.	50,105	10,455,911
Tecnoglass, Inc. (c)	294,193	13,756,465
The AZEK Co., Inc. (a)	123,252	5,929,654
Trex Co., Inc. (a)	101,556	9,318,779
		185,775,030
Commercial Services & Supplies - 2.3%
ABM Industries, Inc.	126,017	5,205,762
ACCO Brands Corp.	96,400	537,912
ACV Auctions, Inc. Class A (a)	2,057,224	36,515,726
Brady Corp. Class A (c)	101,709	5,927,601
Casella Waste Systems, Inc. Class A (a)	149,817	13,498,512
Cimpress PLC (a)	87,600	8,585,676
Civeo Corp.	2,473	57,918
CoreCivic, Inc. (a)	1,004,691	15,301,444
Deluxe Corp.	56,100	1,088,901
Driven Brands Holdings, Inc. (a)	571,104	7,875,524
Ennis, Inc.	22,937	466,080
GFL Environmental, Inc. (c)	70,445	2,541,656
Healthcare Services Group, Inc. (a)(c)	28,912	368,917
Millerknoll, Inc.	169,580	5,180,669
MSA Safety, Inc.	87,966	16,198,939
RB Global, Inc. (c)	398,876	30,278,677
Steelcase, Inc. Class A	4,187	57,529
Stericycle, Inc. (a)	358,029	19,473,197
Tetra Tech, Inc.	15,401	2,730,905
The Brink's Co.	190,887	15,811,170
UniFirst Corp.	73,024	12,320,609
Viad Corp. (a)	108,233	4,029,515
Waste Connections, Inc. (United States)	97,170	16,172,975
		220,225,814
Construction & Engineering - 1.3%
AECOM	61,952	5,503,196
Argan, Inc.	109,703	5,140,683
Comfort Systems U.S.A., Inc. (c)	35,452	10,838,740
Construction Partners, Inc. Class A (a)	8,595	413,248
Dycom Industries, Inc. (a)	77,808	9,841,934
EMCOR Group, Inc.	74,655	23,405,836
Fluor Corp. (a)	229,786	8,456,125
Granite Construction, Inc.	62,366	3,213,720
MasTec, Inc. (a)	128,170	9,671,708
Matrix Service Co. (a)	410,895	4,848,561
MDU Resources Group, Inc.	259,859	5,633,743
MYR Group, Inc. (a)	1,636	265,785
Primoris Services Corp.	8,462	334,334
Valmont Industries, Inc.	10,504	2,226,113
Willscot Mobile Mini Holdings (a)	684,908	32,704,357
		122,498,083
Electrical Equipment - 1.7%
Acuity Brands, Inc. (c)	66,287	16,653,946
Array Technologies, Inc. (a)	123,931	1,690,419
Atkore, Inc. (c)	300,461	50,898,093
Encore Wire Corp. (c)	32,301	7,784,541
EnerSys	49,354	4,534,646
Generac Holdings, Inc. (a)	65,487	7,367,942
Hubbell, Inc. Class B	52,334	19,921,984
Nextracker, Inc. Class A	58,010	3,262,482
Regal Rexnord Corp.	56,738	9,730,000
Sensata Technologies, Inc. PLC	689,038	23,716,688
Shoals Technologies Group, Inc. (a)	786,502	10,090,821
Vertiv Holdings Co.	110,165	7,449,357
		163,100,919
Ground Transportation - 0.6%
ArcBest Corp.	80,548	11,507,087
Heartland Express, Inc.	249,226	3,185,108
Knight-Swift Transportation Holdings, Inc. Class A	283,074	15,948,389
Landstar System, Inc.	81,137	15,432,257
Lyft, Inc. (a)	4,217	66,966
Ryder System, Inc.	53,528	6,107,545
Saia, Inc. (a)	8,222	4,730,939
Schneider National, Inc. Class B	25,174	592,848
XPO, Inc. (a)	17,177	2,066,737
		59,637,876
Machinery - 3.4%
AGCO Corp.	86,277	9,464,587
Allison Transmission Holdings, Inc.	284,070	21,398,993
Chart Industries, Inc. (a)	127,664	18,238,079
CNH Industrial NV	252,700	3,019,765
Crane Co.	46,651	5,670,896
Donaldson Co., Inc.	162,325	11,625,717
Flowserve Corp.	145,625	6,162,850
Gates Industrial Corp. PLC (a)	552,770	8,136,774
Graco, Inc.	225,076	20,540,436
Hillman Solutions Corp. Class A (a)	824,273	8,028,419
IDEX Corp.	72,995	17,219,521
Ingersoll Rand, Inc.	27,722	2,531,850
ITT, Inc.	69,376	8,751,089
Kadant, Inc.	10,357	3,493,416
Kennametal, Inc.	57,724	1,456,954
Lincoln Electric Holdings, Inc.	118,714	30,462,012
Manitowoc Co., Inc. (a)	39,707	553,516
Middleby Corp. (a)	106,540	16,211,126
Mueller Industries, Inc.	199,303	10,240,188
Nordson Corp.	108,762	28,892,625
Omega Flex, Inc. (c)	3,173	220,999
Oshkosh Corp.	160,675	17,812,431
Pentair PLC	1,221	94,982
RBC Bearings, Inc. (a)	85,132	23,226,564
Shyft Group, Inc. (The)	8,167	84,202
Snap-On, Inc.	72,861	20,084,863
Tennant Co.	754	85,345
Terex Corp.	12,324	706,781
Timken Co. (c)	24,900	2,091,351
Titan International, Inc. (a)	109,800	1,401,048
Toro Co. (c)	271,711	25,081,642
Watts Water Technologies, Inc. Class A (c)	26,163	5,335,944
		328,324,965
Marine Transportation - 0.4%
Kirby Corp. (a)	130,402	11,438,863
Matson, Inc.	225,588	25,051,547
Star Bulk Carriers Corp. (c)	279,382	6,668,848
		43,159,258
Passenger Airlines - 0.1%
Alaska Air Group, Inc. (a)	239,605	8,958,831
Hawaiian Holdings, Inc. (a)	3,948	55,706
JetBlue Airways Corp. (a)	333,800	2,163,024
United Airlines Holdings, Inc. (a)	49,900	2,269,951
		13,447,512
Professional Services - 3.5%
Alight, Inc. Class A (a)	6,046,438	54,478,406
Asure Software, Inc. (a)	494,649	4,610,129
Barrett Business Services, Inc.	6,188	754,874
Booz Allen Hamilton Holding Corp. Class A	45,146	6,668,516
Broadridge Financial Solutions, Inc.	38,106	7,757,619
CACI International, Inc. Class A (a)	66,318	24,859,302
CBIZ, Inc. (a)	275,784	20,829,966
Clarivate PLC (a)(c)	755,139	5,421,898
Concentrix Corp.	44,382	3,215,476
CSG Systems International, Inc.	31,500	1,718,640
Dun & Bradstreet Holdings, Inc.	760,194	8,012,445
ExlService Holdings, Inc. (a)	507,088	15,780,579
Exponent, Inc.	46,959	3,798,514
First Advantage Corp.	746,220	11,685,805
Forrester Research, Inc. (a)	137,132	2,765,952
Franklin Covey Co. (a)	11,983	457,511
FTI Consulting, Inc. (a)	33,352	6,899,862
Genpact Ltd.	159,639	5,427,726
Heidrick & Struggles International, Inc.	62,635	2,129,590
Huron Consulting Group, Inc. (a)	12,719	1,248,115
Insperity, Inc.	74,416	7,574,805
Jacobs Solutions, Inc.	23,133	3,392,454
Kelly Services, Inc. Class A (non-vtg.)	52,395	1,285,249
Kforce, Inc. (c)	20,268	1,411,464
Korn Ferry	66,070	4,206,016
LegalZoom.com, Inc. (a)	299,197	3,710,043
Manpower, Inc.	76,247	5,501,984
Marlowe PLC (a)(c)	2,389,828	15,083,399
Maximus, Inc.	131,118	10,969,332
Paycor HCM, Inc. (a)(c)	172,517	3,643,559
Paylocity Holding Corp. (a)	143,115	24,130,620
Robert Half, Inc.	208,100	16,731,240
Science Applications International Corp.	37,864	5,299,445
SS&C Technologies Holdings, Inc.	232,311	14,812,149
TransUnion	171,463	13,310,673
TriNet Group, Inc.	23,047	2,950,246
Ttec Holdings, Inc.	6,087	106,218
Verra Mobility Corp. (a)	460,563	9,957,372
WNS Holdings Ltd. sponsored ADR (a)	94,970	5,479,769
		338,076,962
Trading Companies & Distributors - 1.2%
Air Lease Corp. Class A	1,204	48,280
Applied Industrial Technologies, Inc.	22,110	4,198,468
Beacon Roofing Supply, Inc. (a)	119,450	10,259,561
BlueLinx Corp. (a)	8,554	1,085,075
Boise Cascade Co.	35,029	4,760,791
Core & Main, Inc. (a)	475,897	22,714,564
Custom Truck One Source, Inc. Class A (a)	600,138	3,852,886
DNOW, Inc. (a)	160,761	2,274,768
EVI Industries, Inc.	172,797	3,720,319
GMS, Inc. (a)	3,336	297,938
Herc Holdings, Inc.	51,190	8,122,829
Hudson Technologies, Inc. (a)	562,338	8,238,252
McGrath RentCorp.	20,186	2,512,753
MSC Industrial Direct Co., Inc. Class A (c)	71,753	7,242,748
SiteOne Landscape Supply, Inc. (a)(c)	76,294	12,854,013
Watsco, Inc. (c)	29,537	11,641,122
WESCO International, Inc.	100,489	15,022,101
		118,846,468
TOTAL INDUSTRIALS		1,761,806,067
INFORMATION TECHNOLOGY - 11.0%
Communications Equipment - 0.6%
Applied Optoelectronics, Inc. (a)(c)	777,941	12,431,497
Calix, Inc. (a)	333,028	11,612,686
Ciena Corp. (a)	97,180	5,537,316
Clearfield, Inc. (a)(c)	75,899	2,289,873
Extreme Networks, Inc. (a)	285,800	3,612,512
Juniper Networks, Inc.	307,054	11,370,210
KVH Industries, Inc. (a)	1,756	8,341
Lantronix, Inc. (a)	393,302	1,592,873
Lumentum Holdings, Inc. (a)	129,210	6,262,809
NETGEAR, Inc. (a)	69,933	1,048,296
NetScout Systems, Inc. (a)	62,794	1,359,490
ViaSat, Inc. (a)(c)	24,156	472,733
		57,598,636
Electronic Equipment, Instruments & Components - 2.7%
Arrow Electronics, Inc. (a)(c)	116,242	13,658,435
Avnet, Inc.	182,878	8,520,286
Badger Meter, Inc. (c)	28,578	4,535,043
Bel Fuse, Inc. Class B (non-vtg.)	225,986	11,744,492
Belden, Inc.	94,936	8,086,648
Benchmark Electronics, Inc.	1,787	54,879
Celestica, Inc. (a)	470,566	20,013,172
Cognex Corp.	731,793	28,869,234
Coherent Corp. (a)	47,558	2,828,750
CTS Corp.	29,862	1,330,651
ePlus, Inc. (a)	122,461	10,089,562
Fabrinet (a)	50,793	10,949,447
Flex Ltd. (a)	527,012	14,835,388
Identiv, Inc. (a)	575,784	4,951,742
Insight Enterprises, Inc. (a)	10,785	2,027,580
IPG Photonics Corp. (a)	28,512	2,462,011
Itron, Inc. (a)	10,640	986,115
Jabil, Inc.	43,462	6,262,440
Methode Electronics, Inc. Class A	28,600	609,180
Napco Security Technologies, Inc. (c)	27,754	1,249,763
Novanta, Inc. (a)	21,034	3,637,620
Par Technology Corp. (a)(c)	152,993	6,704,153
PC Connection, Inc.	10,777	715,377
Powerfleet, Inc. (a)(c)	1,588,444	5,035,367
Sanmina Corp. (a)	133,870	8,460,584
ScanSource, Inc. (a)	52,000	2,247,960
TD SYNNEX Corp.	250,768	26,054,795
Trimble, Inc. (a)	574,881	35,176,968
TTM Technologies, Inc. (a)	462,136	6,862,720
Vishay Intertechnology, Inc. (c)	83,500	1,816,125
Vishay Precision Group, Inc. (a)	11,906	411,352
Vontier Corp.	205,298	8,827,814
Zebra Technologies Corp. Class A (a)	19,009	5,312,635
		265,328,288
IT Services - 0.7%
Amdocs Ltd.	156,687	14,289,854
Applied Digital Corp. (a)(c)	785,812	3,261,120
Brightcove, Inc. (a)	4,709	10,430
Couchbase, Inc. (a)	337,087	9,465,403
Digitalocean Holdings, Inc. (a)(c)	108,802	4,125,772
Fastly, Inc. Class A (a)	343,499	4,884,556
GDS Holdings Ltd. ADR (a)(c)	646,021	4,412,323
Globant SA (a)	45,928	10,249,752
Hackett Group, Inc. (c)	22,118	546,757
Kyndryl Holdings, Inc. (a)	34,970	768,291
MongoDB, Inc. Class A (a)	5,252	2,350,690
Okta, Inc. (a)	118,810	12,748,313
Squarespace, Inc. Class A (a)	6,513	216,753
Unisys Corp. (a)	2,456	12,747
		67,342,761
Semiconductors & Semiconductor Equipment - 2.4%
ACM Research, Inc. (a)	413,954	12,799,458
Allegro MicroSystems LLC (a)(c)	279,546	8,802,904
Ambarella, Inc. (a)	60,278	3,366,526
Amkor Technology, Inc.	525,583	16,303,585
Axcelis Technologies, Inc. (a)	66,238	7,463,035
AXT, Inc. (a)	681,565	2,923,914
Cirrus Logic, Inc. (a)	85,321	7,834,174
Credo Technology Group Holding Ltd. (a)	11,827	254,754
Diodes, Inc. (a)	15,788	1,073,268
Entegris, Inc.	221,068	29,702,696
FormFactor, Inc. (a)	217,939	9,377,915
GlobalFoundries, Inc. (a)(c)	200,715	10,973,089
indie Semiconductor, Inc. (a)(c)	934,425	5,784,091
Lattice Semiconductor Corp. (a)	231,233	17,714,760
MACOM Technology Solutions Holdings, Inc. (a)	115,250	10,180,033
Maxeon Solar Technologies Ltd. (a)(c)	23,234	93,168
MaxLinear, Inc. Class A (a)	39,808	773,868
Micron Technology, Inc.	83,234	7,541,833
Monolithic Power Systems, Inc.	3,057	2,201,162
NVE Corp. (c)	4,622	386,353
ON Semiconductor Corp. (a)	37,047	2,923,749
Onto Innovation, Inc. (a)	26,575	4,894,052
Photronics, Inc. (a)	64,975	1,870,630
Power Integrations, Inc. (c)	292,213	20,881,541
Qorvo, Inc. (a)	23,953	2,743,816
Silicon Laboratories, Inc. (a)	35,555	4,890,235
Silicon Motion Tech Corp. sponsored ADR	88,485	6,263,853
Skyworks Solutions, Inc.	13,100	1,374,452
SMART Global Holdings, Inc. (a)	497,907	10,590,482
Synaptics, Inc. (a)	71,891	7,196,289
Teradyne, Inc.	89,220	9,242,300
Universal Display Corp.	14,294	2,493,159
		230,915,144
Software - 4.1%
8x8, Inc. (a)	1,024,530	2,899,420
ACI Worldwide, Inc. (a)	523,745	17,236,448
Adeia, Inc.	126,664	1,436,370
Alarm.com Holdings, Inc. (a)	137,834	10,432,655
American Software, Inc. Class A	28,352	318,109
AppFolio, Inc. (a)	1,001	242,332
AppLovin Corp. (a)	109,830	6,559,048
Blackbaud, Inc. (a)	27,157	1,878,721
BlackLine, Inc. (a)	2,916	165,425
CCC Intelligent Solutions Holdings, Inc. Class A (a)	592,222	6,934,920
Cellebrite DI Ltd. (a)	537,124	6,429,374
Check Point Software Technologies Ltd. (a)	33,765	5,416,581
Clear Secure, Inc.	8,385	161,411
Clearwater Analytics Holdings, Inc. (a)(c)	774,180	13,331,380
CommVault Systems, Inc. (a)	119,906	11,476,203
Confluent, Inc. (a)	29,812	1,009,732
Consensus Cloud Solutions, Inc. (a)	330,049	5,254,380
CyberArk Software Ltd. (a)	46,094	12,157,753
Descartes Systems Group, Inc. (a)	71,695	6,213,806
Digital Turbine, Inc. (a)	423,907	1,343,785
Dolby Laboratories, Inc. Class A	58,870	4,768,470
Domo, Inc. Class B (a)	131,927	1,518,480
Dropbox, Inc. Class A (a)	195,656	4,685,961
Dynatrace, Inc. (a)	384,507	19,052,322
Elastic NV (a)	30,196	4,040,527
Fair Isaac Corp. (a)	1,489	1,890,896
Five9, Inc. (a)	58,553	3,571,733
Freshworks, Inc. (a)	127,767	2,611,557
Gen Digital, Inc.	525,961	11,302,902
GitLab, Inc. (a)	5,687	410,146
Guidewire Software, Inc. (a)	81,412	9,715,708
HubSpot, Inc. (a)	3,780	2,339,102
Hut 8 Mining Corp. (a)(c)	22,104	187,663
Informatica, Inc. (a)(c)	44,056	1,435,344
Intapp, Inc. (a)	4,396	172,455
InterDigital, Inc. (c)	62,535	6,692,496
JFrog Ltd. (a)	286,206	12,819,167
Klaviyo, Inc. Class A (c)	63,568	1,684,552
Liveramp Holdings, Inc. (a)	3,535	123,654
Manhattan Associates, Inc. (a)	186,868	47,339,270
Model N, Inc. (a)	12,252	300,909
Monday.com Ltd. (a)	11,558	2,577,550
N-able, Inc. (a)	284,467	3,831,770
nCino, Inc. (a)(c)	226,313	6,753,180
NCR Voyix Corp. (a)	363,801	5,315,133
NICE Ltd. sponsored ADR (a)	49,145	12,047,897
Nutanix, Inc. Class A (a)	98,238	6,204,712
Oracle Corp.	5,326	594,808
Pegasystems, Inc.	44,392	2,887,256
Porch Group, Inc. Class A (a)(c)	1,030,529	3,441,967
Procore Technologies, Inc. (a)	76,600	5,977,098
PTC, Inc. (a)	18,825	3,445,163
Q2 Holdings, Inc. (a)	14,603	675,097
Qualys, Inc. (a)	54,534	9,372,213
Rapid7, Inc. (a)	61,927	3,627,684
RingCentral, Inc. (a)	7,706	257,535
Sapiens International Corp. NV	1,281	39,416
Semrush Holdings, Inc. (a)	5,584	69,688
SentinelOne, Inc. (a)	13,833	389,676
Similarweb Ltd. (a)	1,040,742	9,231,382
Smartsheet, Inc. (a)	272,316	11,494,458
Sprinklr, Inc. (a)	10,677	139,121
Telos Corp. (a)	569,942	2,091,687
Tenable Holdings, Inc. (a)	147,077	7,083,228
Teradata Corp. (a)	73,240	2,755,289
Tyler Technologies, Inc. (a)	46,690	20,410,067
UiPath, Inc. Class A (a)	6,447	153,116
Varonis Systems, Inc. (a)	27,426	1,393,241
Verint Systems, Inc. (a)	14,876	470,230
WalkMe Ltd. (a)	1,079,582	10,050,908
Workiva, Inc. (a)	3,506	301,937
Zeta Global Holdings Corp. (a)	1,049,013	11,014,637
Zuora, Inc. (a)	8,555	69,124
		391,727,435
Technology Hardware, Storage & Peripherals - 0.5%
Dell Technologies, Inc.	11,321	1,071,646
NetApp, Inc.	33,108	2,950,585
Pure Storage, Inc. Class A (a)	133,902	7,049,940
Super Micro Computer, Inc. (a)	27,200	23,558,464
Western Digital Corp. (a)	216,809	12,893,631
Xerox Holdings Corp.	164,200	3,062,330
		50,586,596
TOTAL INFORMATION TECHNOLOGY		1,063,498,860
MATERIALS - 3.6%
Chemicals - 1.0%
AdvanSix, Inc.	2,906	81,310
Ashland, Inc.	37,161	3,479,756
Avient Corp.	124,321	5,032,514
Axalta Coating Systems Ltd. (a)	330,455	10,815,792
Cabot Corp. (c)	28,148	2,391,173
CF Industries Holdings, Inc.	120,934	9,761,792
Eastman Chemical Co.	22,300	1,956,602
Ecovyst, Inc. (a)	261,052	2,519,152
Element Solutions, Inc.	330,521	7,767,244
FMC Corp.	104,146	5,872,793
Hawkins, Inc.	18,355	1,289,439
Huntsman Corp.	11,983	306,765
Ingevity Corp. (a)	2,526	115,388
Innospec, Inc.	23,758	2,952,407
Koppers Holdings, Inc.	68,000	3,850,160
LSB Industries, Inc. (a)	44,706	329,036
Methanex Corp.	33,691	1,510,704
Minerals Technologies, Inc.	57,146	4,135,085
NewMarket Corp.	6,597	4,233,097
Perimeter Solutions SA (a)	807,031	4,906,748
Quaker Houghton	3,522	706,161
Rayonier Advanced Materials, Inc. (a)	17,106	57,989
RPM International, Inc. (c)	194,107	22,390,242
The Chemours Co. LLC	50,800	999,236
The Mosaic Co.	74,300	2,315,188
		99,775,773
Construction Materials - 0.3%
Eagle Materials, Inc.	102,019	25,866,917
Summit Materials, Inc. (a)	137,505	5,872,839
		31,739,756
Containers & Packaging - 1.5%
Aptargroup, Inc.	177,438	24,922,941
Avery Dennison Corp.	43,379	9,392,855
Berry Global Group, Inc. (c)	807,059	46,978,904
CCL Industries, Inc. Class B	425,088	21,668,635
Crown Holdings, Inc.	240,644	18,438,143
Graphic Packaging Holding Co.	413,696	10,735,411
Greif, Inc. Class A (c)	29,442	1,897,831
O-I Glass, Inc. (a)	138,600	2,345,112
Ranpak Holdings Corp. (A Shares) (a)	1,264,738	6,007,506
Silgan Holdings, Inc.	43,900	1,927,649
TriMas Corp.	88,331	2,075,779
WestRock Co.	42,112	1,907,252
		148,298,018
Metals & Mining - 0.6%
Agnico Eagle Mines Ltd. (United States)	126,017	6,056,377
Alcoa Corp.	133,227	3,625,107
Arch Resources, Inc.	7,442	1,230,088
ATI, Inc. (a)(c)	168,980	8,310,436
Cleveland-Cliffs, Inc. (a)	59,757	1,242,946
Coeur d'Alene Mines Corp. (a)	11,083	28,705
Eldorado Gold Corp. (a)(c)	411,920	4,279,849
Materion Corp.	6,302	846,485
Olympic Steel, Inc. (c)	2,891	196,646
Radius Recycling, Inc. Class A	25,013	494,257
Ramaco Resources, Inc. (c)	512,098	9,002,683
Reliance, Inc.	16,000	5,139,520
Ryerson Holding Corp.	42,106	1,329,707
SSR Mining, Inc.	6,929	29,795
Steel Dynamics, Inc.	62,600	8,377,132
United States Steel Corp. (c)	17,302	819,077
Warrior Metropolitan Coal, Inc.	47,147	2,685,965
		53,694,775
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp.	13,046	965,013
Sylvamo Corp.	229,855	13,885,541
		14,850,554
TOTAL MATERIALS		348,358,876
REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 2.1%
Agree Realty Corp.	133,240	7,321,538
American Assets Trust, Inc.	79,609	1,717,166
American Homes 4 Rent Class A	25,691	950,824
Americold Realty Trust	397,882	10,066,415
Apartment Income (REIT) Corp.	376,491	11,415,207
Apple Hospitality (REIT), Inc.	111,100	1,787,599
Brandywine Realty Trust (SBI)	309,103	1,329,143
Brixmor Property Group, Inc.	283,651	6,413,349
Broadstone Net Lease, Inc.	279,310	4,164,512
Camden Property Trust (SBI)	9,345	882,916
City Office REIT, Inc.	261,000	1,195,380
Cousins Properties, Inc.	12,721	290,166
CubeSmart	321,014	13,999,421
EastGroup Properties, Inc.	86,171	15,139,383
EPR Properties	72,200	2,965,976
Equity Commonwealth	139,839	2,633,168
Equity Lifestyle Properties, Inc.	165,802	11,161,791
Essex Property Trust, Inc.	7,969	1,844,027
First Industrial Realty Trust, Inc.	105,639	5,598,867
Franklin Street Properties Corp.	275,093	651,970
Healthcare Trust of America, Inc.	554,011	7,634,272
Host Hotels & Resorts, Inc.	270,282	5,605,649
Industrial Logistics Properties Trust	121,900	466,877
Kilroy Realty Corp.	43,293	1,640,372
Kimco Realty Corp.	162,286	3,206,771
Kite Realty Group Trust	109,752	2,349,790
Lamar Advertising Co. Class A	73,420	8,116,581
Mid-America Apartment Communities, Inc.	84,817	10,659,801
NexPoint Residential Trust, Inc.	34,049	994,571
NNN (REIT), Inc.	224,764	9,145,647
Office Properties Income Trust	199,826	533,535
Omega Healthcare Investors, Inc.	61,500	1,913,880
Outfront Media, Inc.	6,290	90,387
Park Hotels & Resorts, Inc.	246,497	4,091,850
Pebblebrook Hotel Trust	342,754	5,429,223
Piedmont Office Realty Trust, Inc. Class A	272,092	1,706,017
RLJ Lodging Trust	9,871	117,169
Ryman Hospitality Properties, Inc.	134,714	15,960,915
Sabra Health Care REIT, Inc.	228,700	3,174,356
Service Properties Trust	233,100	1,585,080
Stag Industrial, Inc.	205,028	7,614,740
Summit Hotel Properties, Inc.	2,244	14,406
Sun Communities, Inc.	35,027	4,685,212
Tanger, Inc.	56,600	1,630,646
Uniti Group, Inc.	315,720	1,850,119
Vornado Realty Trust	2,037	53,573
		201,800,257
Real Estate Management & Development - 0.3%
Anywhere Real Estate, Inc. (a)	35,847	224,761
Compass, Inc. (a)	1,382,549	5,461,069
Cushman & Wakefield PLC (a)	942,870	9,419,271
Douglas Elliman, Inc.	1,400,306	2,576,563
eXp World Holdings, Inc. (c)	25,164	329,648
Forestar Group, Inc. (a)	15,006	506,002
Jones Lang LaSalle, Inc. (a)	48,568	9,239,576
Newmark Group, Inc.	237,778	2,565,625
Opendoor Technologies, Inc. (a)	60,850	187,418
Real Matters, Inc. (a)	633,277	2,823,067
Redfin Corp. (a)	17,090	121,424
The RMR Group, Inc.	13,741	336,242
The St. Joe Co.	12,484	672,513
Zillow Group, Inc.:
Class A (a)	4,359	235,648
Class C (a)	12,735	715,070
		35,413,897
TOTAL REAL ESTATE		237,214,154
UTILITIES - 1.1%
Electric Utilities - 0.4%
Allete, Inc.	7,765	439,810
IDACORP, Inc.	170,686	15,039,143
MGE Energy, Inc.	1,826	115,385
NRG Energy, Inc.	136,300	7,540,116
Pinnacle West Capital Corp.	25,429	1,737,564
PNM Resources, Inc.	192,408	7,024,816
Portland General Electric Co.	184,569	7,414,137
		39,310,971
Gas Utilities - 0.3%
Atmos Energy Corp.	97,698	11,031,081
Brookfield Infrastructure Corp. A Shares	1,913	63,454
National Fuel Gas Co.	39,456	1,923,085
New Jersey Resources Corp.	69,431	2,889,024
ONE Gas, Inc. (c)	9,945	592,722
Southwest Gas Holdings, Inc. (c)	105,399	7,182,942
UGI Corp.	119,022	2,913,659
		26,595,967
Independent Power and Renewable Electricity Producers - 0.2%
Vistra Corp.	432,034	23,563,134
Multi-Utilities - 0.2%
Avista Corp.	4,185	138,942
Black Hills Corp.	705	36,681
CenterPoint Energy, Inc.	169,000	4,647,500
NiSource, Inc.	78,391	2,042,869
NorthWestern Energy Corp.	153,060	7,334,635
		14,200,627
Water Utilities - 0.0%
Consolidated Water Co., Inc.	13,385	395,661
TOTAL UTILITIES		104,066,360
TOTAL COMMON STOCKS (Cost $5,564,704,892)		7,373,595,594

Equity Funds - 22.0%
	Shares	Value ($)
Mid-Cap Blend Funds - 4.6%
Fidelity SAI Small-Mid Cap 500 Index Fund (e)	70,024,966	443,958,288
Sector Funds - 0.9%
Fidelity SAI Real Estate Index Fund (e)	11,950,630	84,012,926
Small Blend Funds - 11.0%
Fidelity Small Cap Discovery Fund (e)	50,073	1,387,535
Fidelity Small Cap Index Fund (e)	34,961,489	889,070,661
PIMCO StocksPLUS Small Fund Institutional Class	24,074,985	180,080,885
TOTAL SMALL BLEND FUNDS		1,070,539,081
Small Growth Funds - 5.5%
Fidelity Advisor Small Cap Growth Fund Class Z (e)	17,294,980	539,430,413
TOTAL EQUITY FUNDS (Cost $2,062,485,963)		2,137,940,708

Money Market Funds - 6.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (f)	1,085,736	1,085,953
Fidelity Securities Lending Cash Central Fund 5.39% (f)(g)	462,438,257	462,484,501
State Street Institutional U.S. Government Money Market Fund Investor Class 5.20% (h)	9,346,347	9,346,347
State Street Institutional U.S. Government Money Market Fund Premier Class 5.28% (h)	163,729,837	163,729,837
TOTAL MONEY MARKET FUNDS (Cost $636,646,638)		636,646,638

TOTAL INVESTMENT IN SECURITIES - 104.7% (Cost $8,263,837,493)	10,148,182,940
NET OTHER ASSETS (LIABILITIES) - (4.7)%	(456,728,016)
NET ASSETS - 100.0%	9,691,454,924

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	26	Mar 2024	2,674,490	123,788	123,788
CME E-mini S&P MidCap 400 Index Contracts (United States)	3	Mar 2024	867,780	48,075	48,075

TOTAL FUTURES CONTRACTS					171,863
The notional amount of futures purchased as a percentage of Net Assets is 0.0%

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,661,003 or 0.1% of net assets.

(e)	Affiliated Fund
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
(h)	The rate quoted is the annualized seven-day yield of the fund at period end.
(i)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
GCI Liberty, Inc. Class A (Escrow)	5/23/23	0

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	3,637,066	45,028,748	47,579,861	61,865	-	-	1,085,953	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	608,507,105	1,857,491,053	2,003,513,657	2,145,797	-	-	462,484,501	1.5%
Total	612,144,171	1,902,519,801	2,051,093,518	2,207,662	-	-	463,570,454

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Small Cap Growth Fund Class Z	447,939,948	23	-	-	-	91,490,442	539,430,413
Fidelity SAI Real Estate Index Fund	81,244,783	3,277,228	851,625	3,277,228	(740,854)	1,083,394	84,012,926
Fidelity SAI Small-Mid Cap 500 Index Fund	445,974,380	422,991,259	461,737,448	10,224,248	(40,572,843)	77,302,940	443,958,288
Fidelity Small Cap Discovery Fund	1,236,850	14,936	-	59,000	-	135,749	1,387,535
Fidelity Small Cap Index Fund	84,935,420	1,017,779,670	285,606,032	7,319,482	255,880	71,705,723	889,070,661
	1,061,331,381	1,444,063,116	748,195,105	20,879,958	(41,057,817)	241,718,248	1,957,859,823

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Acacia Research Corp.	11,063,676	2,968,724	3,621,444	-	(529,584)	(454,516)	-
Acacia Research Corp. rights 3/1/23	6	-	-	-	-	(6)	-
Total	11,063,682	2,968,724	3,621,444	-	(529,584)	(454,522)	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	204,113,471	204,113,470	-	1
Consumer Discretionary	980,836,554	980,836,554	-	-
Consumer Staples	374,285,247	374,285,247	-	-
Energy	293,762,601	293,762,601	-	-
Financials	1,085,938,847	1,085,938,847	-	-
Health Care	919,714,557	919,673,689	-	40,868
Industrials	1,761,806,067	1,761,806,067	-	-
Information Technology	1,063,498,860	1,063,498,860	-	-
Materials	348,358,876	348,358,876	-	-
Real Estate	237,214,154	237,214,154	-	-
Utilities	104,066,360	104,066,360	-	-

Equity Funds	2,137,940,708	2,137,940,708	-	-

Money Market Funds	636,646,638	636,646,638	-	-
Total Investments in Securities:	10,148,182,940	10,148,142,071	-	40,869
Derivative Instruments: Assets
Futures Contracts	171,863	171,863	-	-
Total Assets	171,863	171,863	-	-
Total Derivative Instruments:	171,863	171,863	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	171,863	0
Total Equity Risk	171,863	0
Total Value of Derivatives	171,863	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $457,381,030) - See accompanying schedule:
Unaffiliated issuers (cost $5,921,295,171)	$7,726,752,663
Fidelity Central Funds (cost $463,570,454)	463,570,454
Other affiliated issuers (cost $1,878,971,868)	1,957,859,823

Total Investment in Securities (cost $8,263,837,493)		$10,148,182,940
Segregated cash with brokers for derivative instruments		246,300
Cash		942,526
Foreign currency held at value (cost $168,402)		167,359
Receivable for investments sold		44,967,308
Receivable for fund shares sold		12,768,929
Dividends receivable		6,503,653
Interest receivable		676,292
Distributions receivable from Fidelity Central Funds		200,392
Receivable for daily variation margin on futures contracts		24,062
Other receivables		94,785
Total assets		10,214,774,546
Liabilities
Payable for investments purchased	$46,695,791
Payable for fund shares redeemed	11,796,286
Accrued management fee	2,090,971
Other payables and accrued expenses	259,507
Collateral on securities loaned	462,477,067
Total Liabilities		523,319,622
Net Assets		$9,691,454,924
Net Assets consist of:
Paid in capital		$7,764,876,284
Total accumulated earnings (loss)		1,926,578,640
Net Assets		$9,691,454,924
Net Asset Value, offering price and redemption price per share ($9,691,454,924 ÷ 619,747,700 shares)		$15.64
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends:
Unaffiliated issuers		$81,060,406
Affiliated issuers		14,568,115
Interest		7,546,448
Income from Fidelity Central Funds (including $2,145,797 from security lending)		2,207,662
Total Income		105,382,631
Expenses
Management fee	$43,746,267
Custodian fees and expenses	156,533
Independent trustees' fees and expenses	47,484
Registration fees	118,768
Audit	78,265
Legal	25,794
Miscellaneous	269,093
Total expenses before reductions	44,442,204
Expense reductions	(20,115,722)
Total expenses after reductions		24,326,482
Net Investment income (loss)		81,056,149
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	246,228,012
Affiliated issuers	(41,587,401)
Foreign currency transactions	74,943
Futures contracts	177,358
Capital gain distributions from underlying funds:
Affiliated issuers	6,311,843
Total net realized gain (loss)		211,204,755
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	575,490,561
Affiliated issuers	241,263,726
Assets and liabilities in foreign currencies	(36,813)
Futures contracts	147,360
Total change in net unrealized appreciation (depreciation)		816,864,834
Net gain (loss)		1,028,069,589
Net increase (decrease) in net assets resulting from operations		$1,109,125,738
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$81,056,149	$76,153,897
Net realized gain (loss)	211,204,755	120,157,860
Change in net unrealized appreciation (depreciation)	816,864,834	(811,474,372)
Net increase (decrease) in net assets resulting from operations	1,109,125,738	(615,162,615)
Distributions to shareholders	(162,598,594)	(468,095,077)

Share transactions
Proceeds from sales of shares	2,399,204,651	1,519,191,608
Reinvestment of distributions	147,777,158	449,566,228
Cost of shares redeemed	(1,812,836,431)	(2,646,106,935)

Net increase (decrease) in net assets resulting from share transactions	734,145,378	(677,349,099)
Total increase (decrease) in net assets	1,680,672,522	(1,760,606,791)

Net Assets
Beginning of period	8,010,782,402	9,771,389,193
End of period	$9,691,454,924	$8,010,782,402

Other Information
Shares
Sold	170,733,488	109,890,523
Issued in reinvestment of distributions	10,453,552	31,691,128
Redeemed	(130,709,358)	(189,244,531)
Net increase (decrease)	50,477,682	(47,662,880)

Financial Highlights
Strategic Advisers® Small-Mid Cap Fund

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$14.07	$15.84	$18.08	$12.87	$13.62
Income from Investment Operations
Net investment income (loss) B,C	.14	.13	.17	.14	.13
Net realized and unrealized gain (loss)	1.71	(1.12)	.61	5.63	(.41)
Total from investment operations	1.85	(.99)	.78	5.77	(.28)
Distributions from net investment income	(.13)	(.12)	(.19)	(.16)	(.13)
Distributions from net realized gain	(.15)	(.67)	(2.84)	(.40)	(.34)
Total distributions	(.28)	(.78) D	(3.02) D	(.56)	(.47)
Net asset value, end of period	$15.64	$14.07	$15.84	$18.08	$12.87
Total Return E	13.37%	(6.19)%	3.45%	46.31%	(2.40)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.55%	.58%	.60%	.62%	.65%
Expenses net of fee waivers, if any	.30%	.33%	.35%	.37%	.40%
Expenses net of all reductions	.30%	.33%	.35%	.37%	.40%
Net investment income (loss)	1.01%	.92%	.96%	1.02%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$9,691,455	$8,010,782	$9,771,389	$9,026,250	$6,975,346
Portfolio turnover rate H	70%	80%	61%	104%	67%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Small-Mid Cap Fund	$90,354

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,296,915,345
Gross unrealized depreciation	(462,762,921)
Net unrealized appreciation (depreciation)	$1,834,152,424
Tax Cost	$8,314,030,516

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$52,917,410
Undistributed long-term capital gain	$39,509,843
Net unrealized appreciation (depreciation) on securities and other investments	$1,834,151,385

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$82,738,167	$69,211,966
Long-term Capital Gains	79,860,427	398,883,111
Total	$162,598,594	$468,095,077

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Small-Mid Cap Fund	6,216,685,375	5,555,012,585
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners), BlackRock Investment Management, LLC, Boston Partners Global Investors, Inc., FIAM LLC (an affiliate of the investment adviser)(managed a portion of the Fund's assets through April 18, 2023), Geode Capital Management, LLC, GW&K Investment Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management, Portolan Capital Management, LLC, River Road Asset Management LLC and William Blair Investment Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors (FIA) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIA has not been allocated any portion of the Fund's assets. FIA in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Effective March 7, 2024, the Fund's sub-subadvisory agreement with FIL Investment Advisors (FIA) and FIL Investment Advisors (UK) Limited (FIA(UK)) will be amended. Pursuant to the sub-subadvisory agreement, FIA may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIA may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIA believes it would be beneficial to the Fund (discretionary services). FIA, not the Fund, pays FIA(UK). For providing non-discretionary services, FIA will pay FIA(UK) a fee equal to 110% of FIA(UK)'s costs incurred in connection with providing such services. For providing discretionary services, FIA will pay FIA(UK) a fee equal to a percentage of the Fund's monthly average net assets managed by FIA(UK) on a discretionary basis. The fee rate will be based on the monthly average net assets managed by FIA(UK) on behalf of FIA pursuant to sub-advisory arrangements less any assets managed by FIA(UK) on behalf of FIA on which a reduction is applicable to the fee paid to FIA(UK) (Average Group Assets). The fee rate will be calculated on a cumulative basis pursuant to the following graduated fee rate schedule. FIA(UK)'s fee will not exceed 50% of the fee that FIA receives from Strategic Advisers for services provided on behalf of the Fund.

Average Group Assets	Annualized Fee Rate
From $0 - $500 million	.32%
$500 million - $1 billion	.27%
Over $1 billion	.24%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Small-Mid Cap Fund	$44,031

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Small-Mid Cap Fund	257,864	9,320,469	644,369

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Small-Mid Cap Fund	6,102
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Small-Mid Cap Fund	$13,868
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Small-Mid Cap Fund	$230,455	$-	$-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $20,094,589.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $21,133.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Small-Mid Cap Fund
Fidelity SAI Real Estate Index Fund	99%
Fidelity SAI Small-Mid Cap 500 Index Fund	26%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
12. Proposed Reorganization.
The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Strategic Advisers U.S. Total Stock Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for shares of Strategic Advisers U.S. Total Stock Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held during the third quarter of 2024 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective in August 2024. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Small-Mid Cap Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Nancy D. Prior is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Nancy D. Prior (1967)
Year of Election or Appointment: 2023
Trustee
Chair of the Board of Trustees
Ms. Prior also serves as Trustee of other funds. Ms. Prior serves as a Senior Adviser at Fidelity Investments (investment adviser firm, 2021-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2018-present) and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2018-present). Prior to her retirement, Ms. Prior held a variety of positions at Fidelity Investments (2002-2020), including President of Fixed Income (2014-2020),), President of Multi-Asset Class Strategies  (2017-2018), President of Money Markets and Short Duration Bonds  (2013-2014), and President of Money Markets  (2011-2013). Ms. Prior also served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Vice President of Global Asset Allocation Funds (2017-2019), Vice President of Fidelity's Bond Funds (2014-2020), and Vice President of Fidelity's Money Market Funds (2012-2020).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair Emerita (2024-present) and past Chair (2014-2023) and Chief Executive Officer (2013-2023) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2017-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Overseer of the Boston Symphony Orchestra (2014-2023), Member of the Board of Directors (2016-2023), Member of the Executive Committee (2019-2023) and Secretary (2022-2023) of The Advertising Council, Inc., Member of the Board of Directors of The Ad Club of Boston (2020-2023), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Harold Singleton III (1962)
Year of Election or Appointment: 2023
Trustee
Mr. Singleton also serves as Trustee of other funds. Mr. Singleton is a member of the Board of Directors of Hershey Trust Company (2023-present). Previously, Mr. Singleton served as a member of the Board of Directors and Chair of the Audit Committee of WisdomTree, Inc. (global investment manager, 2022-2023). He also served as Vice President, Managing Director/Head of Manager Selection and Portfolio Construction (2016-2022) and Vice President/Head of Client Portfolio Management (2014-2016) of Lincoln Financial Group (insurance and retirement services). Mr. Singleton also served as a member of the Board of Directors and Investment Committee of The Vantagepoint Funds (2013-2014). Mr. Singleton served in various capacities at PineBridge Investments (global investment manager), including Managing Director, Head of Asset Management Companies and Global Head of Retail and Intermediary Sales (2010-2012), Managing Director, Global Head of Equity and Fixed Income Product Specialists (2009-2010) and Managing Director, Equity Product Specialist (Client Portfolio Manager) (2007-2010). He also served as Chairman of the Board of Directors of PineBridge East Africa (2011-2012) and PineBridge Taiwan (2011-2012). Mr. Singleton formerly served in various equity portfolio management and analyst positions, including at UBS Global Asset Management (2003-2006), Metropolitan West Capital Management (2000-2003) and Brinson Partners (investment manager, 1996-2000). Mr. Singleton is a Life Trustee, member of the Executive Committee and Chair of the Investment Committee of the Board of Trustees of the Illinois Institute of Technology (2012-present) and Chair of the Investment Committee (2010-present) of the Executive Leadership Council (nonprofit).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz is a Senior Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present. Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee is a Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments. Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Strategic Advisers® Small-Mid Cap Fund	.30%
Actual		$ 1,000	$ 1,106.70	$ 1.57
Hypothetical-B		$ 1,000	$ 1,023.37	$ 1.51

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2024, $39,773,510, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 98%, and 68% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 98.20%, and 75.70% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.88%, and 11.83% of the dividends distributed in April and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Strategic Advisers Small-Mid Cap Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with AllianceBernstein L.P., ArrowMark Colorado Holdings, LLC, doing business as ArrowMark Partners, Boston Partners Global Investors, Inc., FIAM LLC (FIAM), FIL Investment Advisors, Geode Capital Management, LLC, GW&K Investment Management LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Portolan Capital Management, LLC, and River Road Asset Management LLC (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, and FIL Investment Advisors (UK) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund.  Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.
At its September 2023 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved an amendment to the Sub-Advisory Agreement with FIAM to remove a mandate (Amendment). The Board also noted that no other contract terms are impacted by the Amendment.
In reaching its determination to renew the fund's Advisory Contracts and approve the Amendment, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders. The Board's decision to renew the Advisory Contracts and approve the Amendment was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendment is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered.
Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.
The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.
Investment Performance. In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund over different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).
The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. The Board also considered information about performance attribution. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds over different time periods and discussed with Strategic Advisers the reasons for any such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with the fund's performance notwithstanding that it lags its benchmark index peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program. In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Strategic Advisers funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); and (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group").
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended December 31, 2022 and below the competitive median of the asset size peer group for the 12-month period ended December 31, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended December 31, 2022.
Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.
Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered. Further, based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.
On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.
The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendment should be approved because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.
Board Approval of New Sub-Advisory Agreement
Strategic Advisers Small-Mid Cap Fund

In September 2023, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), BlackRock Investment Management, LLC (New Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve the New Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the New Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve the New Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the detailed information provided by Strategic Advisers and the New Sub-Adviser in the June 2023 annual contract renewal materials with respect to the other Strategic Advisers fund that New Sub-Adviser sub-advises with a different investment mandate. The Board also took into consideration additional information regarding the new investment mandate provided by Strategic Advisers and the New Sub-Adviser.
Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.
Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.
Investment Performance.  The Board considered the historical investment performance of the New Sub-Adviser and its portfolio managers in managing accounts under a similar investment mandate.
Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Sub-Advisory Agreement should benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to the New Sub-Adviser. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.
The Board noted that the New Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board considered that after allocating assets to the New Sub-Adviser, the fund's management fee and total net expenses are each expected to decrease, and each is expected to continue to rank below the competitive peer group median reported in the June 2023 management contract renewal materials for the fund.
Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because the New Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the New Sub-Advisory Agreement.
Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the New Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow.
Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the New Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the New Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of the New Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.912857.113
SMC-ANN-0424
Strategic Advisers® International Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 29, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® International Fund	14.97%	7.59%	4.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.70% for the 12 months ending February 29, 2024, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a mostly favorable backdrop for risk assets. The index's strong performance this period was driven, in part, by a narrow set of companies in the information technology sector and exuberance for generative artificial intelligence. Following historic global monetary tightening in some countries throughout 2022 and for most of 2023, investor sentiment shifted in the fourth quarter of last year to a view that policy rates had peaked, and policymakers would likely cut rates in 2024. This provided support for international stocks, with the index gaining 9.78% in the fourth quarter of 2023, reversing a three-month decline (-3.75%) at the end of September amid a stalling pattern in disinflationary trends, heightened geopolitical risk, soaring yields on longer-term U.S. government bonds, and weak economic conditions in the eurozone and China. For the full 12 months, each of six regions advanced, with Japan (+27%) leading by the widest margin, while Europe ex U.K. (+16%) also outpaced the benchmark. The Asia Pacific ex Japan (+3%) and U.K. (+5%) regions lagged most. Nine of the 11 sectors notably advanced, with information technology (+33%) and industrials (+21%) registering the largest gains. Conversely, real estate (-1%) lagged by the greatest amount, followed by consumer staples (0%) and communication services (+1%).
Comments from Portfolio Manager Wilfred Chilangwa:
For the fiscal year ending February 29, 2024, the Fund gained 14.97%, topping the 14.66% advance of the benchmark MSCI EAFE Index. Among the Fund's underlying active managers, sub-adviser ArrowStreet Capital (+21%) was the top relative contributor the past 12 months. ArrowStreet runs a value-tilted, quantitative strategy, and benefited from an overweight in the energy sector. Favorable overall positioning in Japan provided a further boost to its performance. Fidelity® Overseas Fund (+19%) also aided the broader Fund's relative result. Positive stock selection in Europe and the U.K. fueled this fund's positive performance. Outside of active managers, Fidelity® SAI Japan Stock Index Fund (+27%) added considerable relative value by mirroring the strong performance of that market. On the downside, Oakmark International Fund (+3%) notably lagged the broader Fund's benchmark and was the primary relative detractor. Adverse stock picks among financial, consumer discretionary and health care companies weighed on this fund's result. Sub-adviser Thompson Siegel & Walmsley (+12%) also dampened the broader Fund's relative result, hampered by poor investment choices across several sectors. During the 12-month reporting period, we hired Wellington Management as a sub-adviser to provide its International Research Equity mandate to the Fund. This is a sector-neutral, core strategy that focuses exclusively on international developed markets (DM; i.e., no emerging-markets exposure). We also funded the Select International mandate from sub-adviser FIAM - another core strategy that only invests in DM. These additions reflected our goal of aligning the portfolio more closely with core DM markets represented in the Fund's benchmark. Overall, we continued to keep the portfolio's risk level and style tilts close to the benchmark, relying on the expertise of our underlying managers to navigate through the current market environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 29, 2024 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Fidelity SAI International Low Volatility Index Fund	4.9
Fidelity Advisor International Discovery Fund Class Z	4.5
Artisan International Value Fund Investor Class	4.5
Fidelity Overseas Fund	3.8
Fidelity SAI Japan Stock Index Fund	2.9
Fidelity SAI International Value Index Fund	2.8
Oakmark International Fund Investor Class	2.8
Fidelity Diversified International Fund	2.7
iShares MSCI EAFE Value ETF	2.2
JPMorgan International Research Enhanced Equity ETF	2.2
33.3

Asset Allocation (% of Fund's net assets)

Futures - 1.4%

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 46.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.7%
Bezeq The Israel Telecommunication Corp. Ltd.	145,093	195,856
BT Group PLC	1,584,287	2,088,839
Cellnex Telecom SA (a)	333,872	12,070,991
Deutsche Telekom AG	2,301,529	54,705,024
Hellenic Telecommunications Organization SA	231,573	3,493,966
HKT Trust/HKT Ltd. unit	3,834,700	4,677,359
Internet Initiative Japan, Inc. (b)	66,500	1,232,015
KT Corp.	163,459	4,781,000
Liberty Global Ltd. Class C (b)	369,100	6,846,805
Nippon Telegraph & Telephone Corp.	12,825,600	15,598,063
Orange SA	1,619,241	18,561,310
Proximus	292,378	2,443,329
Singapore Telecommunications Ltd.	1,120,500	1,955,624
United Internet AG (b)	122,637	2,969,032
		131,619,213
Entertainment - 0.2%
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	31,200	84,547
Boat Rocker Media, Inc. (b)(c)	118,285	82,799
Capcom Co. Ltd.	111,200	4,471,884
Cloud Music, Inc. (a)(c)	22,300	251,211
CTS Eventim AG	39,229	3,082,386
GungHo Online Entertainment, Inc.	7,600	110,157
MIXI, Inc.	19,700	324,435
NetEase, Inc.	133,200	2,893,449
Nintendo Co. Ltd.	416,200	23,257,371
Sea Ltd. ADR (c)	64,700	3,139,244
Square Enix Holdings Co. Ltd.	120,760	5,110,068
Universal Music Group NV	84,590	2,553,807
		45,361,358
Interactive Media & Services - 0.2%
Auto Trader Group PLC (a)	117,838	1,103,414
CAR Group Ltd.	466,815	11,154,078
Hemnet Group AB	57,643	1,759,362
LY Corp.	2,938,000	8,091,650
NAVER Corp.	24,307	3,549,357
Scout24 AG (a)	3,165	229,873
SEEK Ltd.	149,355	2,546,428
Tencent Holdings Ltd.	378,500	13,259,095
		41,693,257
Media - 0.2%
CyberAgent, Inc.	468,000	3,279,309
Hakuhodo DY Holdings, Inc.	200,700	1,862,821
Informa PLC	480,069	4,909,740
JCDecaux SA (c)	136,114	2,809,839
Publicis Groupe SA	58,503	6,189,944
WPP PLC	1,580,298	14,138,159
		33,189,812
Wireless Telecommunication Services - 0.2%
Advanced Info Service PCL (For. Reg.)	896,300	5,015,836
KDDI Corp.	371,200	11,222,040
SoftBank Corp. (b)	255,100	3,356,355
SoftBank Group Corp.	225,800	13,374,760
Vodafone Group PLC	4,799,365	4,215,805
Vodafone Group PLC sponsored ADR	1,241,278	11,097,025
		48,281,821
TOTAL COMMUNICATION SERVICES		300,145,461
CONSUMER DISCRETIONARY - 4.7%
Automobile Components - 0.4%
Aisin Seiki Co. Ltd.	12,500	470,834
Autoliv, Inc. (depository receipt) (b)	62,603	7,246,836
Bridgestone Corp.	155,600	6,690,219
Compagnie Generale des Etablissements Michelin SCA Series B	187,147	6,925,653
Continental AG	8,647	693,622
DENSO Corp.	1,514,800	27,865,237
Dowlais Group PLC	2,721,783	3,118,247
FCC Co. Ltd.	12,400	175,099
JTEKT Corp.	72,300	672,267
Koito Manufacturing Co. Ltd.	240,400	3,037,872
Magna International, Inc. Class A (b)	117,302	6,465,686
Musashi Seimitsu Industry Co. Ltd.	136,100	1,515,147
Niterra Co. Ltd.	15,100	457,371
Nokian Tyres PLC	117,630	1,072,507
Stanley Electric Co. Ltd.	132,000	2,255,763
Sumitomo Electric Industries Ltd.	137,200	2,032,101
Tokai Rika Co. Ltd.	27,400	448,138
Toyoda Gosei Co. Ltd.	8,100	166,463
TPR Co. Ltd.	19,100	275,059
Valeo SA	437,696	5,051,039
		76,635,160
Automobiles - 1.0%
Bayerische Motoren Werke AG (BMW)	111,706	13,213,497
Bayerische Motoren Werke AG (BMW) ADR	108,762	4,293,924
Ferrari NV	12,147	5,159,681
Honda Motor Co. Ltd.	2,096,800	24,915,351
Honda Motor Co. Ltd. sponsored ADR (b)	35,644	1,268,570
Isuzu Motors Ltd.	396,100	5,632,906
Mahindra & Mahindra Ltd.	123,650	2,882,457
Mazda Motor Corp.	39,800	462,178
Mercedes-Benz Group AG (Germany)	508,751	40,539,771
Nissan Motor Co. Ltd.	167,800	661,076
Renault SA	71,275	2,968,121
Stellantis NV (b)	475,336	12,482,323
Stellantis NV	384,267	10,021,570
Stellantis NV (Italy)	729,952	19,040,877
Subaru Corp.	70,800	1,607,545
Suzuki Motor Corp.	433,900	19,035,221
Toyota Motor Corp.	1,397,500	33,660,782
Volkswagen AG	4,566	718,611
Yamaha Motor Co. Ltd.	635,000	5,673,576
		204,238,037
Broadline Retail - 0.3%
Alibaba Group Holding Ltd. sponsored ADR	20,308	1,503,401
B&M European Value Retail SA	230,750	1,531,528
Dollarama, Inc.	85,463	6,610,843
MercadoLibre, Inc. (c)	3,122	4,980,527
Next PLC	65,228	6,845,523
Pan Pacific International Holdings Ltd.	450,900	10,601,804
PDD Holdings, Inc. ADR (c)	3,671	457,186
Prosus NV	331,507	9,670,322
Rakuten Group, Inc.	1,597,600	8,738,207
Wesfarmers Ltd.	78,885	3,416,983
		54,356,324
Distributors - 0.0%
GigaCloud Technology, Inc. Class A (b)(c)	2,300	86,135
Inchcape PLC	783,053	6,741,214
		6,827,349
Diversified Consumer Services - 0.0%
Global Kids Co. Corp.	48,800	219,066
Pearson PLC	372,200	4,524,685
Pearson PLC sponsored ADR	15,561	189,533
		4,933,284
Hotels, Restaurants & Leisure - 0.8%
Accor SA	346,029	14,993,185
Amadeus IT Holding SA Class A	723,011	42,494,179
Aristocrat Leisure Ltd.	242,432	7,347,993
Compass Group PLC	1,196,963	32,843,021
Entain PLC	466,500	5,376,319
Evolution AB (a)	60,415	7,817,630
Flutter Entertainment PLC (c)	38,758	8,368,488
Genting Singapore Ltd.	438,600	296,627
Greggs PLC	53,914	1,834,780
InterContinental Hotel Group PLC ADR	5,250	562,590
Oriental Land Co. Ltd.	128,900	4,611,064
Sands China Ltd. (c)	1,270,800	3,619,496
Sodexo SA	112,500	8,961,183
Trainline PLC (a)(c)	438,557	1,713,916
Whitbread PLC	98,461	4,105,210
Yum China Holdings, Inc.	83,957	3,600,916
		148,546,597
Household Durables - 0.5%
Barratt Developments PLC	1,047,570	6,168,752
Beijing Roborock Technology Co. Ltd. (A Shares)	14,379	651,617
Berkeley Group Holdings PLC	172,712	10,122,407
Iida Group Holdings Co. Ltd.	53,800	693,134
Midea Group Co. Ltd. (A Shares)	526,866	4,590,238
Panasonic Holdings Corp.	1,561,900	14,765,628
Persimmon PLC	545,553	9,389,764
SEB SA	8,517	1,007,046
Sekisui Chemical Co. Ltd.	56,600	796,221
Sony Group Corp.	569,278	49,042,269
		97,227,076
Leisure Products - 0.1%
Bandai Namco Holdings, Inc.	249,994	4,813,956
Games Workshop Group PLC	20,885	2,479,453
Sega Sammy Holdings, Inc.	78,800	986,577
Yamaha Corp.	98,900	2,157,830
		10,437,816
Specialty Retail - 0.4%
EDION Corp.	13,100	134,303
Fast Retailing Co. Ltd.	45,050	12,999,353
H&M Hennes & Mauritz AB (B Shares) (b)	565,149	7,657,512
Industria de Diseno Textil SA	200,282	8,910,170
JD Sports Fashion PLC	1,739,000	2,588,070
Kingfisher PLC	7,296,672	21,638,986
Premier Investments Ltd.	18,317	359,444
Super Retail Group Ltd.	62,280	660,261
WH Smith PLC	650,163	10,143,861
Zalando SE (a)(c)	382,995	8,105,438
ZOZO, Inc.	204,600	4,631,886
		77,829,284
Textiles, Apparel & Luxury Goods - 1.2%
adidas AG	82,729	16,731,055
Asics Corp.	28,100	1,193,575
Brunello Cucinelli SpA	24,613	2,952,792
Burberry Group PLC	366,373	5,942,773
Compagnie Financiere Richemont SA Series A	371,808	59,183,361
Hermes International SCA	10,193	25,481,383
Kering SA	69,200	31,875,462
lululemon athletica, Inc. (c)	10,306	4,813,830
LVMH Moet Hennessy Louis Vuitton SE	75,456	68,871,379
Moncler SpA	134,307	9,676,299
NIKE, Inc. Class B	26,461	2,750,092
Pandora A/S	8,309	1,340,958
Samsonite International SA (a)(c)	974,400	3,403,773
Swatch Group AG (Bearer) (Reg.)	24,731	1,131,191
Titan Co. Ltd.	42,276	1,848,424
		237,196,347
TOTAL CONSUMER DISCRETIONARY		918,227,274
CONSUMER STAPLES - 4.0%
Beverages - 1.1%
Anheuser-Busch InBev SA NV	645,048	38,987,066
Carlsberg A/S Series B	49,955	6,977,867
Coca-Cola HBC AG	42,300	1,316,194
Davide Campari Milano NV	299,060	3,029,256
Diageo PLC	2,199,469	82,236,663
Heineken Holding NV	128,796	9,939,074
Heineken NV (Bearer)	246,038	22,731,775
Kirin Holdings Co. Ltd.	615,000	8,551,011
Kweichow Moutai Co. Ltd. (A Shares)	17,300	4,079,139
Pernod Ricard SA	162,185	27,091,000
Suntory Beverage & Food Ltd.	64,900	2,130,722
Varun Beverages Ltd.	96,791	1,644,612
		208,714,379
Consumer Staples Distribution & Retail - 0.6%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	424,130	26,304,404
Bid Corp. Ltd.	101,116	2,365,524
Carrefour SA	655,800	11,018,337
Clicks Group Ltd.	57,276	896,139
Coles Group Ltd.	186,634	2,050,174
MatsukiyoCocokara & Co.	107,200	1,774,034
Ocado Group PLC (c)	402,065	2,595,491
Raia Drogasil SA	318,384	1,706,212
Seven & i Holdings Co. Ltd. (b)	3,258,900	48,474,833
Sundrug Co. Ltd.	49,500	1,542,913
Tesco PLC	3,707,552	13,076,666
Tsuruha Holdings, Inc.	19,000	1,432,097
Wal-Mart de Mexico SA de CV Series V	1,144,700	4,583,703
Welcia Holdings Co. Ltd. (b)	85,100	1,604,140
		119,424,667
Food Products - 0.9%
Ajinomoto Co., Inc.	195,000	7,157,717
Barry Callebaut AG	2,439	3,425,384
Britannia Industries Ltd.	21,699	1,299,715
Danone SA	384,226	24,517,993
Ezaki Glico Co. Ltd.	136,600	4,071,030
Itoham Yonekyu Holdings, Inc.	29,800	816,956
Lindt & Spruengli AG (participation certificate)	320	3,915,192
Megmilk Snow Brand Co. Ltd.	126,700	1,900,669
Nestle India Ltd.	34,530	1,081,450
Nestle SA (Reg. S)	934,093	96,881,519
Nissin Food Holdings Co. Ltd.	132,600	3,871,333
Tate & Lyle PLC	526,101	3,987,904
Toyo Suisan Kaisha Ltd.	234,700	13,629,257
WH Group Ltd. (a)	649,500	391,550
Wilmar International Ltd.	2,271,200	5,603,942
Yamazaki Baking Co. Ltd.	9,600	225,720
		172,777,331
Household Products - 0.4%
Essity AB (B Shares)	664,567	15,494,853
Henkel AG & Co. KGaA	19,212	1,296,172
Lion Corp.	302,600	2,666,319
Niitaka Co. Ltd.	13,700	174,266
Reckitt Benckiser Group PLC	828,524	52,348,575
		71,980,185
Personal Care Products - 0.9%
Beiersdorf AG	126,155	18,072,970
Haleon PLC	8,492,851	35,629,495
Kao Corp.	190,800	7,219,495
Kose Corp.	23,100	1,288,281
L'Oreal SA	72,802	34,775,281
Rohto Pharmaceutical Co. Ltd.	514,100	10,428,082
Unilever PLC	1,291,321	63,060,735
		170,474,339
Tobacco - 0.1%
British American Tobacco PLC (United Kingdom)	957,575	28,450,922
TOTAL CONSUMER STAPLES		771,821,823
ENERGY - 2.6%
Oil, Gas & Consumable Fuels - 2.6%
Aker BP ASA	791,143	19,195,160
Ampol Ltd.	11,844	303,325
BP PLC	9,667,225	56,167,265
BP PLC sponsored ADR	459,567	16,080,249
ENEOS Holdings, Inc. (b)	1,632,100	7,035,927
Eni SpA	2,266,833	34,905,701
Eni SpA sponsored ADR	6,480	199,260
Equinor ASA	725,603	17,877,972
Equinor ASA sponsored ADR	44,438	1,094,064
Galp Energia SGPS SA Class B	1,124,409	17,706,356
Gazprom OAO (c)(d)	3,670,010	390,530
Gazprom OAO sponsored ADR (Reg. S) (c)(d)	33,845	7,732
Idemitsu Kosan Co. Ltd.	73,000	461,606
INPEX Corp.	1,205,500	16,067,763
Japan Petroleum Exploration Co. Ltd.	18,600	755,563
LUKOIL PJSC (c)(d)	35,755	11,254
OMV AG	123,777	5,450,123
Paladin Energy Ltd. (Australia) (c)	3,781,030	3,047,510
Parkland Corp.	63,476	2,030,353
Petroleo Brasileiro SA - Petrobras (ON)	232,900	1,931,190
Reliance Industries Ltd.	442,656	15,601,228
Repsol SA	539,539	8,570,618
Rosneft Oil Co. OJSC (c)(d)	420,640	71,538
San-Ai Obbli Co. Ltd.	55,400	725,019
Santos Ltd.	2,897,380	13,341,099
Shell PLC:
ADR	157,307	9,883,599
(Amsterdam)	1,078,671	33,902,267
(London)	1,905,280	58,930,004
rights (c)(e)	1,506,426	518,211
rights (c)(e)	1,276,005	438,946
TotalEnergies SE	1,954,087	124,551,936
Whitehaven Coal Ltd.	458,318	2,061,514
Woodside Energy Group Ltd.	1,377,335	27,173,167
		496,488,049
FINANCIALS - 8.5%
Banks - 4.1%
Agricultural Bank of China Ltd. (H Shares)	4,713,000	1,938,292
AIB Group PLC	7,535,525	34,906,879
ANZ Group Holdings Ltd.	718,563	13,288,026
Banco Bilbao Vizcaya Argentaria SA	457,630	4,564,536
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (b)	52,074	518,136
Banco BPM SpA	92,138	535,158
Banco Comercial Portugues SA (Reg.) (c)	726,365	209,610
Banco de Sabadell SA	2,819,461	3,647,586
Banco Santander SA (Spain)	3,813,751	15,893,762
Banco Santander SA (Spain) sponsored ADR	146,996	604,154
Bank Hapoalim BM (Reg.)	96,454	922,710
Bank Leumi le-Israel BM	117,693	985,565
Bank of China Ltd. (H Shares)	9,426,000	3,708,038
Bank of Ireland Group PLC	2,703,472	23,609,387
Bankinter SA	252,760	1,603,038
Barclays PLC	16,975,944	35,241,696
Barclays PLC sponsored ADR (b)	252,713	2,148,061
BAWAG Group AG (a)	82,929	4,683,150
BNP Paribas SA	856,888	51,430,468
BOC Hong Kong (Holdings) Ltd.	1,567,500	4,134,220
CaixaBank SA	6,167,661	27,900,620
Chiba Bank Ltd.	1,549,600	12,589,466
China Construction Bank Corp. (H Shares)	2,878,000	1,784,810
China Merchants Bank Co. Ltd.:
(A Shares)	635,700	2,833,331
(H Shares)	293,000	1,133,037
Commerzbank AG	195,286	2,257,341
Credicorp Ltd. (United States)	8,511	1,454,360
DBS Group Holdings Ltd.	1,202,100	29,776,666
DNB Bank ASA	1,153,911	23,105,595
Erste Group Bank AG (c)	3,409	135,981
Erste Group Bank AG	46,411	1,850,941
FinecoBank SpA	280,070	3,868,502
First International Bank of Israel	2,775	119,685
HDFC Bank Ltd.	1,004,236	16,964,851
HSBC Holdings PLC (United Kingdom)	1,387,413	10,799,317
Huaxia Bank Co. Ltd. (A Shares)	794,700	700,882
Industrial & Commercial Bank of China Ltd. (H Shares)	6,707,000	3,438,095
ING Groep NV (Certificaten Van Aandelen)	3,616,596	49,771,071
Intesa Sanpaolo SpA	6,568,028	20,915,289
Israel Discount Bank Ltd. (Class A)	94,276	491,308
Jyske Bank A/S (Reg.)	50,502	4,080,289
KBC Group NV	228,332	16,016,102
Kyoto Financial Group, Inc.	357,100	6,229,956
Lloyds Banking Group PLC	31,897,320	18,860,105
Mebuki Financial Group, Inc.	1,309,100	4,084,825
Mediobanca SpA	39,868	542,710
Mitsubishi UFJ Financial Group, Inc.	2,674,371	27,473,313
Mizrahi Tefahot Bank Ltd.	11,097	438,855
Mizuho Financial Group, Inc. (b)	455,400	8,507,826
National Bank of Canada	134,889	10,528,528
NatWest Group PLC	13,489,612	40,787,241
Nordea Bank Abp	898,634	10,917,384
Nordea Bank Abp (Helsinki Stock Exchange)	620,870	7,556,297
North Pacific Bank Ltd. (b)	472,700	1,258,053
PT Bank Central Asia Tbk	13,456,600	8,455,865
Rakuten Bank Ltd.	105,100	2,088,400
Resona Holdings, Inc.	3,423,200	18,632,145
Sberbank of Russia (c)(d)	1,813,540	11,339
Shanghai Rural Commercial Bank Co. Ltd. (A Shares)	2,861,384	2,567,370
Skandinaviska Enskilda Banken AB (A Shares)	635,000	9,421,111
Societe Generale Series A	442,042	10,735,278
Standard Chartered PLC (United Kingdom)	1,770,585	14,970,240
Sumitomo Mitsui Financial Group, Inc. (b)	531,600	29,617,861
Sumitomo Mitsui Trust Holdings, Inc. (b)	305,200	6,184,342
Svenska Handelsbanken AB (A Shares)	735,204	8,792,909
Swedbank AB (A Shares)	66,793	1,465,188
Sydbank A/S	85,368	4,575,076
The Hachijuni Bank Ltd.	315,500	1,930,417
Turkiye Is Bankasi A/S Series C	3,900,036	1,386,113
UniCredit SpA	1,625,647	54,450,442
United Overseas Bank Ltd.	1,418,937	29,526,109
Westpac Banking Corp.	746,000	12,777,115
		791,332,424
Capital Markets - 1.5%
3i Group PLC	437,191	13,659,188
Allfunds Group PLC	193,379	1,371,066
Amundi SA (a)	156,530	10,294,458
Azimut Holding SpA	130,058	3,727,829
Banca Generali SpA	10,131	374,038
Bridgepoint Group PLC (a)	828,805	2,707,567
Brookfield Corp. (Canada) Class A	153,441	6,331,427
Daiwa Securities Group, Inc.	389,600	2,863,789
Deutsche Bank AG	116,538	1,557,047
Deutsche Bank AG (NY Shares) (b)	30,482	409,373
Deutsche Borse AG	144,403	30,230,395
Euronext NV (a)	298,482	27,501,594
Georgia Capital PLC (c)	75,897	1,174,567
Hong Kong Exchanges and Clearing Ltd.	408,720	12,587,995
Intermediate Capital Group PLC	159,935	3,887,314
Japan Exchange Group, Inc.	290,200	7,576,326
Julius Baer Group Ltd.	671,169	35,954,054
London Stock Exchange Group PLC	285,001	32,009,400
Macquarie Group Ltd.	276,541	35,017,419
Nomura Holdings, Inc.	570,400	3,247,668
Nomura Holdings, Inc. sponsored ADR	32,822	187,742
Partners Group Holding AG	3,666	5,260,535
SBI Holdings, Inc. Japan	534,300	14,344,701
Strike Co. Ltd.	15,500	569,670
UBS Group AG	1,490,673	42,494,336
XP, Inc. Class A	105,398	2,491,609
		297,831,107
Financial Services - 0.4%
Adyen BV (a)(c)	5,378	8,509,280
Challenger Ltd.	465,869	2,037,944
Edenred SA	25,558	1,264,861
EXOR NV	36,300	3,915,457
Groupe Bruxelles Lambert SA	73,300	5,493,298
Helia Group Ltd.	167,596	449,911
Industrivarden AB (A Shares)	3,558	121,261
Investor AB (B Shares)	505,496	12,697,866
Mitsubishi UFJ Lease & Finance Co. Ltd.	481,500	3,317,699
ORIX Corp.	1,195,500	25,015,231
Paragon Banking Group PLC	170,220	1,383,754
Visa, Inc. Class A	42,358	11,972,065
Wise PLC (c)	207,452	2,403,412
		78,582,039
Insurance - 2.5%
Admiral Group PLC	50,792	1,709,299
AIA Group Ltd.	4,482,910	36,137,575
Allianz SE	194,747	53,488,329
Aon PLC	42,517	13,434,947
ASR Nederland NV	76,350	3,517,788
Assicurazioni Generali SpA	321,727	7,622,078
Aviva PLC	1,287,575	7,253,740
AXA SA	1,590,948	56,640,799
Beazley PLC	1,962,201	16,149,299
Dai-ichi Mutual Life Insurance Co.	361,900	8,226,756
Definity Financial Corp.	85,692	2,897,547
Gjensidige Forsikring ASA	60,952	961,799
Hannover Reuck SE	19,418	4,980,209
Hiscox Ltd.	965,040	13,801,866
Intact Financial Corp.	34,754	5,779,231
Japan Post Holdings Co. Ltd.	1,085,500	10,473,424
Japan Post Insurance Co. Ltd.	40,900	753,507
Legal & General Group PLC	7,627,190	23,308,908
Mandatum Holding OY	191,132	838,593
MAPFRE SA (Reg.)	1,272,068	2,693,333
MS&AD Insurance Group Holdings, Inc. (b)	222,500	11,118,827
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	68,189	31,719,908
NN Group NV	56,018	2,498,056
Ping An Insurance Group Co. of China Ltd. (H Shares)	313,500	1,394,188
Poste Italiane SpA (a)	36,071	422,603
Prudential PLC	3,074,805	30,295,583
QBE Insurance Group Ltd.	8,727	98,078
Sampo Oyj (A Shares)	288,892	12,917,140
Sompo Holdings, Inc. (b)	98,000	5,740,635
Steadfast Group Ltd.	1,466,261	5,518,273
Storebrand ASA (A Shares) (b)	672,514	5,999,965
Sun Life Financial, Inc. (b)	153,097	8,131,181
Swiss Re Ltd.	53,865	6,492,915
T&D Holdings, Inc.	392,100	6,807,873
Talanx AG	52,539	3,747,754
Tokio Marine Holdings, Inc.	795,900	23,231,446
UNIQA Insurance Group AG	110,504	966,211
Willis Towers Watson PLC	52,192	14,228,061
Zurich Insurance Group Ltd.	79,084	42,030,282
		484,028,006
TOTAL FINANCIALS		1,651,773,576
HEALTH CARE - 5.3%
Biotechnology - 0.2%
Argenx SE (c)	26,604	9,971,591
Argenx SE ADR (c)	9,935	3,775,399
CSL Ltd.	49,822	9,269,682
Genmab A/S (c)	23,940	6,651,015
		29,667,687
Health Care Equipment & Supplies - 0.8%
Alcon, Inc. (Switzerland)	109,361	9,296,953
Allmed Medical Products Co. Ltd. (A Shares)	56,000	59,750
ASAHI INTECC Co. Ltd.	57,000	1,182,811
ConvaTec Group PLC (a)	3,872,041	12,033,462
DiaSorin SpA	16,167	1,631,656
Elekta AB (B Shares) (b)	470,260	3,399,568
EssilorLuxottica SA	142,089	30,124,250
Hoya Corp.	120,100	15,609,315
Koninklijke Philips Electronics NV	1,585,825	31,950,049
Koninklijke Philips Electronics NV (depository receipt) (NY Reg.)	17,026	341,371
Olympus Corp.	1,167,900	16,608,610
Siemens Healthineers AG (a)	229,192	13,747,945
Smith & Nephew PLC	1,141,486	15,059,354
Straumann Holding AG	18,095	2,856,405
Terumo Corp.	253,300	9,860,318
		163,761,817
Health Care Providers & Services - 0.2%
Apollo Hospitals Enterprise Ltd.	20,677	1,521,959
Fresenius SE & Co. KGaA	626,825	17,532,987
Galenica AG (a)	20,585	1,767,887
Max Healthcare Institute Ltd.	150,024	1,435,811
Medipal Holdings Corp.	14,500	219,115
Sonic Healthcare Ltd.	340,500	6,606,551
Suzuken Co. Ltd.	104,600	3,110,371
		32,194,681
Health Care Technology - 0.0%
M3, Inc.	303,600	4,366,759
Pro Medicus Ltd.	32,677	2,205,142
		6,571,901
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	100,117	13,752,071
Bruker Corp.	132,860	11,497,704
Evotec OAI AG (b)(c)	135,982	2,004,662
ICON PLC (c)	22,592	7,243,447
QIAGEN NV (Germany)	299,887	12,846,412
Siegfried Holding AG	1,676	1,679,127
Stevanato Group SpA (b)	55,811	1,850,135
Tecan Group AG	11,558	4,506,359
		55,379,917
Pharmaceuticals - 3.8%
Astellas Pharma, Inc.	1,849,500	20,212,730
AstraZeneca PLC:
(United Kingdom)	511,034	64,417,632
sponsored ADR	257,049	16,492,264
Bayer AG	690,669	20,867,987
Chugai Pharmaceutical Co. Ltd.	237,200	9,493,063
Daiichi Sankyo Kabushiki Kaisha	593,000	19,529,810
Eisai Co. Ltd.	125,400	5,231,134
GSK PLC	2,972,810	62,186,606
GSK PLC sponsored ADR	88,523	3,709,114
Kyowa Hakko Kirin Co., Ltd.	433,200	8,586,271
Merck KGaA	110,108	18,734,545
Novartis AG	774,108	78,105,619
Novo Nordisk A/S:
Series B	1,308,628	156,205,278
Series B sponsored ADR	80,687	9,663,882
Ono Pharmaceutical Co. Ltd.	19,800	327,880
Otsuka Holdings Co. Ltd.	234,600	9,517,324
Roche Holding AG (participation certificate)	497,623	130,109,130
Sanofi SA	666,356	63,513,473
Santen Pharmaceutical Co. Ltd.	405,300	4,018,666
Takeda Pharmaceutical Co. Ltd. (b)	722,600	21,133,308
UCB SA	118,759	13,669,778
		735,725,494
TOTAL HEALTH CARE		1,023,301,497
INDUSTRIALS - 8.4%
Aerospace & Defense - 1.1%
Airbus Group NV	113,382	18,760,091
BAE Systems PLC	1,044,885	16,401,215
BAE Systems PLC sponsored ADR (b)	13,917	888,461
Dassault Aviation SA	25,900	5,119,869
Kongsberg Gruppen ASA	19,083	1,215,449
Leonardo SpA	100,033	2,135,825
Melrose Industries PLC	1,071,636	8,589,811
MTU Aero Engines AG	62,771	15,081,476
Rheinmetall AG	20,961	9,605,571
Rolls-Royce Holdings PLC (c)	16,361,667	76,364,907
Saab AB (B Shares)	116,070	9,141,028
Safran SA	134,479	28,198,992
Thales SA	90,280	13,372,602
		204,875,297
Air Freight & Logistics - 0.2%
DHL Group	726,119	33,675,314
DSV A/S	35,043	5,619,888
Konoike Transport Co. Ltd.	3,800	47,044
		39,342,246
Building Products - 0.4%
AGC, Inc.	104,800	3,741,958
ASSA ABLOY AB (B Shares)	419,449	11,972,965
Belimo Holding AG (Reg.)	3,106	1,473,712
Compagnie de St.-Gobain	268,387	20,690,131
Daikin Industries Ltd.	116,028	16,353,253
Kingspan Group PLC (Ireland)	127,890	11,538,899
Nibe Industrier AB (B Shares)	221,005	1,231,833
Noritz Corp.	13,300	149,217
Sekisui Jushi Corp.	52,300	893,063
Xinyi Glass Holdings Ltd.	1,271,000	1,298,678
		69,343,709
Commercial Services & Supplies - 0.2%
Boyd Group Services, Inc.	5,906	1,386,081
Element Fleet Management Corp.	560,615	9,356,320
Japan Elevator Service Holdings Co. Ltd.	61,200	981,764
Pluxee France SA	96,800	2,765,668
RB Global, Inc.	86,150	6,539,647
Rentokil Initial PLC	899,586	5,007,978
Secom Co. Ltd.	40,100	2,920,838
		28,958,296
Construction & Engineering - 0.3%
Ferrovial SE	120,330	4,506,325
INFRONEER Holdings, Inc.	36,400	372,814
Kajima Corp.	118,600	2,197,249
Kinden Corp.	38,800	660,599
Okumura Corp.	7,400	251,241
Sanki Engineering Co. Ltd.	48,300	642,411
Taisei Corp. (b)	125,600	3,943,431
VINCI SA	250,662	32,076,394
Voltas Ltd.	105,624	1,413,204
WorleyParsons Ltd.	542,055	5,894,577
		51,958,245
Electrical Equipment - 1.2%
ABB Ltd.:
(Reg.)	544,659	25,131,837
sponsored ADR	1,361	62,660
Eurogroup Laminations SpA (b)	114,517	408,441
Fuji Electric Co. Ltd.	124,300	7,544,891
Furukawa Electric Co. Ltd.	139,300	2,754,501
Havells India Ltd.	97,895	1,808,451
Hirakawa Hewtech Corp.	39,500	352,791
Legrand SA	540,493	54,741,836
Mitsubishi Electric Corp.	3,173,500	50,411,488
Prysmian SpA	429,853	21,394,145
Schneider Electric SA	330,763	75,179,907
Suzhou Anjie Technology Co. Ltd.	24,800	45,297
Weg SA	188,700	1,392,731
		241,228,976
Ground Transportation - 0.2%
ALD SA (a)	166,001	1,015,483
Aurizon Holdings Ltd.	203,070	502,903
Canadian National Railway Co. (b)	46,974	6,090,716
Canadian Pacific Kansas City Ltd.	198,824	16,881,324
Canadian Pacific Kansas City Ltd.	98,005	8,331,405
Central Japan Railway Co.	145,500	3,657,881
Grab Holdings Ltd. (c)	515,297	1,581,962
Rumo SA	281,700	1,287,486
TFI International, Inc. (Canada)	42,567	6,289,308
		45,638,468
Industrial Conglomerates - 1.0%
CK Hutchison Holdings Ltd.	2,635,900	13,314,148
DCC PLC (United Kingdom)	249,065	17,656,409
Hitachi Ltd.	728,980	61,583,056
Jardine Matheson Holdings Ltd.	10,500	440,055
Jardine Matheson Holdings Ltd. ADR	999	41,259
Lifco AB	96,397	2,564,660
Siemens AG	492,734	97,546,038
Siemens AG sponsored ADR	5,571	550,749
		193,696,374
Machinery - 1.7%
Airtac International Group	43,158	1,649,906
Alstom SA (b)	1,856,792	24,817,280
Amada Co. Ltd.	51,000	565,552
Atlas Copco AB (A Shares)	375,283	6,519,471
AutoStore Holdings Ltd. (a)(b)(c)	634,784	1,016,606
CNH Industrial NV	877,200	10,482,540
Daimler Truck Holding AG	147,252	6,012,686
Ebara Corp.	1,600	134,632
Epiroc AB (A Shares)	431,861	7,839,204
FANUC Corp.	1,140,400	33,241,963
Furukawa Co. Ltd.	2,900	34,238
GEA Group AG	426,093	17,163,629
Harmonic Drive Systems, Inc.	46,000	1,201,241
Husqvarna AB (B Shares)	266,700	2,054,586
IMI PLC	844,653	18,477,341
Indutrade AB	258,059	6,820,899
Kawasaki Heavy Industries Ltd.	202,300	5,577,014
KION Group AG	85,391	4,302,587
Kitz Corp.	12,600	105,644
Knorr-Bremse AG	100,316	7,012,705
Kone OYJ (B Shares)	24,395	1,192,276
Makita Corp.	150,129	3,912,447
Metso Corp.	105,728	1,128,082
Mitsubishi Heavy Industries Ltd.	116,800	9,212,647
NGK Insulators Ltd.	80,500	1,049,206
NTN Corp.	88,600	187,578
Rotork PLC	1,126,214	4,384,276
Sandvik AB	702,445	15,817,150
Schindler Holding AG (participation certificate)	32,620	8,590,714
Sinotruk Ji'nan Truck Co. Ltd. (A Shares)	513,400	1,227,678
SMC Corp.	63,500	38,327,092
Spirax-Sarco Engineering PLC	85,634	11,160,891
Sumitomo Heavy Industries Ltd.	8,200	243,779
Techtronic Industries Co. Ltd.	1,638,900	17,740,185
The Weir Group PLC	289,293	6,693,650
THK Co. Ltd.	118,900	2,612,437
Toyota Industries Corp.	296,100	29,408,545
Valmet Corp.	33,808	884,626
VAT Group AG (a)	15,103	7,562,174
Volvo AB (B Shares)	176,778	4,861,804
Yangzijiang Shipbuilding Holdings Ltd.	1,936,400	2,518,450
		323,745,411
Marine Transportation - 0.1%
A.P. Moller - Maersk A/S:
Series A	3,326	4,509,258
Series B	1,493	2,118,780
Kawasaki Kisen Kaisha Ltd. (b)	98,700	4,709,186
Mitsui OSK Lines Ltd. (b)	200,000	6,846,318
SITC International Holdings Co. Ltd.	754,900	1,241,856
Stolt-Nielsen SA	11,356	425,531
		19,850,929
Passenger Airlines - 0.2%
Air France KLM (Reg.) (c)	261,235	2,943,706
InterGlobe Aviation Ltd. (a)(c)	49,155	1,871,057
Ryanair Holdings PLC sponsored ADR (b)	260,748	36,048,411
		40,863,174
Professional Services - 0.8%
BayCurrent Consulting, Inc.	37,000	827,761
Bureau Veritas SA	191,217	5,553,151
Experian PLC	531,163	22,747,359
Intertek Group PLC	163,270	9,525,744
Persol Holdings Co. Ltd. (b)	1,641,000	2,367,585
Recruit Holdings Co. Ltd.	279,641	11,279,557
RELX PLC:
(Euronext N.V.)	417,458	18,241,555
(London Stock Exchange)	630,906	27,636,274
SGS SA (Reg.)	98,051	9,402,075
TechnoPro Holdings, Inc.	268,000	5,367,294
Teleperformance	76,572	9,480,045
Wolters Kluwer NV	226,611	35,721,753
Wolters Kluwer NV ADR (b)	1,265	199,680
		158,349,833
Trading Companies & Distributors - 0.9%
AerCap Holdings NV (c)	216,000	16,670,880
Ashtead Group PLC	358,070	25,673,132
Azelis Group NV	100,000	2,047,035
Beijer Ref AB (B Shares)	249,929	3,510,347
Brenntag SE	49,207	4,487,575
Bunzl PLC	402,488	16,019,151
Diploma PLC	61,680	2,690,795
Hanwa Co. Ltd.	6,300	239,108
IMCD NV	34,733	5,289,305
Itochu Corp. (b)	441,717	19,198,426
Kanamoto Co. Ltd.	28,600	547,124
Marubeni Corp.	175,400	2,892,134
Mitsubishi Corp.	1,056,100	22,577,378
Mitsui & Co. Ltd. (b)	529,200	23,131,321
MonotaRO Co. Ltd.	170,800	1,633,686
Ochi Holdings Co. Ltd.	70,900	792,139
Rexel SA	135,200	3,463,143
Seven Group Holdings Ltd.	14,596	365,360
Sojitz Corp. (b)	157,800	3,998,681
Sumiseki Holdings, Inc. (b)	231,800	4,302,958
Sumitomo Corp. (b)	407,100	9,523,077
Toromont Industries Ltd.	39,824	3,657,710
Toyota Tsusho Corp.	18,400	1,187,311
Wakita & Co. Ltd.	22,400	229,349
Yamazen Co. Ltd.	244,600	2,068,789
Yuasa Trading Co. Ltd.	31,500	1,054,763
		177,250,677
Transportation Infrastructure - 0.1%
Aena SME SA (a)	130,838	24,767,911
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	4,738	1,394,725
Hubei Chutian Smart Communication Co. Ltd. (A Shares)	92,000	49,784
The Sumitomo Warehouse Co. Ltd.	3,800	65,370
		26,277,790
TOTAL INDUSTRIALS		1,621,379,425
INFORMATION TECHNOLOGY - 6.7%
Communications Equipment - 0.1%
Ericsson:
(B Shares)	1,124,285	6,104,878
(B Shares) sponsored ADR (b)	299,531	1,629,449
Nokia Corp.	959,370	3,381,870
Vtech Holdings Ltd.	56,700	327,693
		11,443,890
Electronic Equipment, Instruments & Components - 0.7%
Hagiwara Electric Holdings Co. Ltd.	95,900	3,115,215
Halma PLC	277,241	8,056,109
Hamamatsu Photonics K.K.	94,400	3,382,583
Hexagon AB (B Shares)	341,919	4,010,910
Hirose Electric Co. Ltd.	85,290	9,054,098
Ibiden Co. Ltd.	47,800	2,200,292
Keyence Corp.	47,700	22,284,605
Kyocera Corp.	1,239,200	18,288,735
Largan Precision Co. Ltd.	25,000	2,045,749
Murata Manufacturing Co. Ltd.	1,424,600	28,708,538
OMRON Corp.	53,700	1,988,677
Sanshin Electronic Co. Ltd.	8,100	126,644
Shimadzu Corp.	545,800	14,864,604
Spectris PLC	39,714	1,757,091
TDK Corp.	52,500	2,726,554
Unimicron Technology Corp.	166,000	941,424
VusionGroup (b)(c)	7,572	1,175,196
Yokogawa Electric Corp.	225,100	4,750,643
		129,477,667
IT Services - 0.7%
ALTEN	5,700	835,988
Biprogy, Inc.	10,100	312,189
Capgemini SA	203,910	49,599,857
Fujitsu Ltd.	224,240	35,042,600
Globant SA (c)	9,300	2,075,481
Infosys Ltd.	160,555	3,231,916
Mitsubishi Research Institute, Inc.	4,400	147,919
NEC Corp.	35,700	2,402,701
Nomura Research Institute Ltd.	593,200	16,634,290
NTT Data Corp.	690,000	11,204,676
OBIC Co. Ltd.	1,100	171,875
Otsuka Corp.	4,300	188,727
SCSK Corp.	66,900	1,231,617
SHIFT, Inc. (c)	6,600	1,214,168
Shopify, Inc. Class A (c)	88,342	6,746,679
Simplex Holdings, Inc.	64,200	1,093,267
Softcat PLC	62,003	1,148,951
Tata Consultancy Services Ltd.	66,844	3,302,164
TIS, Inc.	137,400	3,093,150
Wix.com Ltd. (c)	19,477	2,730,286
		142,408,501
Semiconductors & Semiconductor Equipment - 2.8%
Advantest Corp.	67,104	3,158,981
Alchip Technologies Ltd.	18,000	2,354,428
Analog Devices, Inc.	73,341	14,068,271
ASML Holding NV:
(depository receipt)	15,312	14,572,124
(Netherlands)	177,786	168,719,256
ASMPT Ltd.	95,900	1,175,248
BE Semiconductor Industries NV	21,538	3,890,963
Broadcom, Inc.	13,719	17,841,422
Disco Corp.	87,500	28,166,689
Global Unichip Corp.	20,000	1,004,708
GlobalWafers Co. Ltd.	74,000	1,304,603
Infineon Technologies AG	1,238,096	44,454,584
Lasertec Corp.	25,500	6,795,124
MediaTek, Inc.	172,000	6,195,065
NXP Semiconductors NV	81,239	20,287,815
Parade Technologies Ltd.	27,000	865,849
Renesas Electronics Corp.	1,796,184	29,678,503
ROHM Co. Ltd.	204,800	3,473,212
Rorze Corp.	3,200	449,093
Screen Holdings Co. Ltd.	22,900	2,861,736
Shenzhen Sunmoon Microelectronics Co. Ltd. (A Shares)	103,573	425,032
Siltronic AG (b)	9,983	932,224
SK Hynix, Inc.	106,540	12,461,705
Socionext, Inc.	67,200	1,722,583
STMicroelectronics NV:
(depository receipt) (b)	121,015	5,520,704
(France)	69,634	3,161,892
(Italy)	13,902	631,438
Sumco Corp.	444,100	6,943,506
Taiwan Semiconductor Manufacturing Co. Ltd.	1,069,000	23,395,907
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	443,905	57,117,256
Tokyo Electron Ltd.	246,625	61,189,860
		544,819,781
Software - 1.4%
Cadence Design Systems, Inc. (c)	135,798	41,334,195
Check Point Software Technologies Ltd. (c)	115,657	18,553,696
Constellation Software, Inc.	5,961	16,595,795
Constellation Software, Inc. warrants 8/22/28 (c)(d)	6,340	0
CyberArk Software Ltd. (c)	3,118	822,404
Dassault Systemes SA	321,049	15,044,713
Fortnox AB	185,255	1,289,194
Kinaxis, Inc. (c)	10,565	1,095,151
Lightspeed Commerce, Inc. (b)(c)	66,815	938,083
Nemetschek SE	29,396	2,801,584
Neusoft Corp. Ltd. (A Shares) (c)	121,600	142,767
Newland Digital Technology Co. Ltd. (A Shares)	348,300	934,627
NICE Ltd. (c)	4,781	1,173,121
NICE Ltd. sponsored ADR (c)	36,997	9,069,815
OBIC Business Consultants Ltd.	20,000	953,842
Oracle Corp. Japan	12,800	979,296
Rakus Co. Ltd.	64,600	1,015,838
Sage Group PLC	396,200	6,224,034
Sansan, Inc. (c)	167,199	1,986,269
SAP SE	692,348	129,741,450
SAP SE sponsored ADR (b)	92,177	17,317,293
Technology One Ltd.	45,161	497,268
Temenos AG	8,144	610,558
Trend Micro, Inc.	18,400	911,409
WiseTech Global Ltd.	68,790	4,224,531
Xero Ltd. (c)	50,168	4,151,477
		278,408,410
Technology Hardware, Storage & Peripherals - 1.0%
Brother Industries Ltd.	144,200	2,413,753
Canon, Inc.	629,200	18,369,853
FUJIFILM Holdings Corp.	328,400	20,860,147
Konica Minolta, Inc. (c)	502,900	1,656,766
Lenovo Group Ltd.	312,000	345,493
Logitech International SA (b)	28,122	2,469,674
Logitech International SA (Reg.)	138,548	12,216,852
Ricoh Co. Ltd.	286,500	2,379,219
Samsung Electronics Co. Ltd. (c)	2,202,111	121,037,241
Seiko Epson Corp.	215,000	3,471,952
Shenzhen Transsion Holdings Co. Ltd. (A Shares)	49,379	1,090,114
TPV Technology Co. Ltd. (A Shares) (c)	678,100	237,710
Wacom Co. Ltd.	128,700	539,112
		187,087,886
TOTAL INFORMATION TECHNOLOGY		1,293,646,135
MATERIALS - 3.3%
Chemicals - 1.6%
Air Liquide SA	167,888	34,123,707
Air Water, Inc.	26,400	380,451
Akzo Nobel NV	530,504	38,667,975
Arkema SA	20,137	2,084,127
Asahi Kasei Corp.	502,000	3,487,413
Asian Paints Ltd.	63,469	2,160,603
BASF AG	251,406	12,805,881
Covestro AG (a)(c)	102,117	5,551,513
Croda International PLC (b)	257,222	15,474,789
Denka Co. Ltd.	163,460	2,677,813
DSM-Firmenich AG	13,131	1,405,007
Givaudan SA	1,935	8,111,093
Icl Group Ltd.	34,536	182,590
Icl Group Ltd. (b)	19,996	107,179
Johnson Matthey PLC	185,068	3,601,119
K+S AG	215,900	3,010,147
Kansai Paint Co. Ltd.	207,000	2,996,198
Lanxess AG (b)	480,282	12,120,723
Linde PLC	43,647	19,589,647
Linde PLC (b)	78,176	34,916,576
Methanex Corp.	35,280	1,577,936
Nitto Denko Corp.	170,400	15,628,335
NOF Corp.	45,200	2,028,754
Novozymes A/S Series B	207,955	11,723,759
PhosAgro PJSC (c)(d)	3,751	235
Shin-Etsu Chemical Co. Ltd.	410,700	17,526,362
Shin-Etsu Chemical Co. Ltd. ADR	3,801	80,771
Sika AG	109,267	31,601,812
Symrise AG	179,609	18,356,120
Umicore SA	150,098	3,141,156
		305,119,791
Construction Materials - 0.4%
CRH PLC (b)	136,105	11,475,013
CRH PLC	323,653	26,857,892
HeidelbergCement AG	145,600	14,115,594
Holcim AG	251,692	20,520,148
		72,968,647
Containers & Packaging - 0.2%
Amcor PLC CDI	185,080	1,644,528
CCL Industries, Inc. Class B	123,600	6,300,444
Orora Ltd.	429,342	747,914
Sig Group AG	114,468	2,265,155
Smurfit Kappa Group PLC	562,968	23,991,413
		34,949,454
Metals & Mining - 1.1%
Agnico Eagle Mines Ltd. (Canada) (b)	121,848	5,843,928
Anglo American PLC (United Kingdom)	375,588	8,092,784
Antofagasta PLC	306,927	7,041,612
ArcelorMittal SA	38,277	998,253
ArcelorMittal SA:
(Netherlands)	703,195	18,331,517
sponsored GDR (depository receipt) Class A (b)	77,251	2,014,706
Baoshan Iron & Steel Co. Ltd. (A Shares)	274,500	254,695
Barrick Gold Corp. (Canada)	67,395	982,756
BHP Group Ltd.	735,360	21,080,069
BHP Group Ltd.:
(London)	229,282	6,568,447
sponsored ADR (b)	52,100	2,987,414
First Quantum Minerals Ltd.	102,099	966,711
Franco-Nevada Corp.	244,030	25,549,293
Glencore PLC	8,640,922	41,080,091
IGO Ltd. (b)	589,418	3,041,986
JFE Holdings, Inc.	425,900	6,974,283
Jiangxi Copper Co. Ltd. (A Shares)	116,100	316,388
Mitsui Mining & Smelting Co. Ltd.	74,800	2,201,291
Nippon Light Metal Holding Co. Ltd.	48,400	557,866
Nippon Steel & Sumitomo Metal Corp. (b)	511,300	12,669,954
Pilbara Minerals Ltd. (b)	1,934,636	5,281,556
Rio Tinto Ltd.	51,300	4,127,444
Rio Tinto PLC	400,292	25,678,880
South32 Ltd.	1,553,267	2,975,559
Tokyo Steel Manufacturing Co. Ltd.	161,900	1,801,289
Voestalpine AG	3,798	103,607
Wheaton Precious Metals Corp.	193,755	7,984,907
		215,507,286
Paper & Forest Products - 0.0%
Stora Enso Oyj (R Shares)	408,554	5,157,481
Svenska Cellulosa AB SCA (B Shares)	380,239	5,379,114
		10,536,595
TOTAL MATERIALS		639,081,773
REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Goodman Group unit	642,368	12,484,422
Great Portland Estates PLC	465,980	2,121,073
Klepierre SA	114,329	2,901,348
Link (REIT)	1,360,000	6,765,694
National Storage REIT unit	2,950,000	4,333,550
Scentre Group unit	2,965,847	5,995,460
Segro PLC	773,226	8,251,469
Stockland Corp. Ltd. unit	770,043	2,247,370
Warehouses de Pauw	161,500	4,307,874
		49,408,260
Real Estate Management & Development - 0.3%
CK Asset Holdings Ltd.	2,245,600	10,368,279
LEG Immobilien AG (c)	177,238	13,029,832
Mitsubishi Estate Co. Ltd.	294,200	4,514,455
Mitsui Fudosan Co. Ltd.	559,700	15,161,031
TAG Immobilien AG (c)	105,250	1,284,285
Vonovia SE	232,306	6,483,466
		50,841,348
TOTAL REAL ESTATE		100,249,608
UTILITIES - 1.2%
Electric Utilities - 0.4%
Chubu Electric Power Co., Inc.	66,200	824,188
CLP Holdings Ltd.	542,500	4,521,122
Enel SpA	4,571,500	29,088,696
Iberdrola SA (b)	1,899,887	21,820,501
Kansai Electric Power Co., Inc.	1,282,800	16,432,880
SSE PLC	398,460	8,189,312
Tokyo Electric Power Co., Inc. (c)	454,400	2,455,069
		83,331,768
Gas Utilities - 0.1%
APA Group unit	517,648	2,641,299
Beijing Enterprises Holdings Ltd.	493,500	1,859,410
China Resource Gas Group Ltd.	913,200	2,764,268
Osaka Gas Co. Ltd.	130,400	2,604,173
Tokyo Gas Co. Ltd.	324,900	7,106,104
		16,975,254
Independent Power and Renewable Electricity Producers - 0.2%
EF-ON, Inc.	72,200	197,934
Electric Power Development Co. Ltd.	466,000	7,652,695
RWE AG	754,843	25,285,249
		33,135,878
Multi-Utilities - 0.5%
E.ON SE	1,476,701	18,848,978
Engie SA	2,187,542	35,102,170
National Grid PLC	1,514,615	19,818,765
Veolia Environnement SA	563,476	17,466,826
		91,236,739
TOTAL UTILITIES		224,679,639
TOTAL COMMON STOCKS (Cost $6,826,064,721)		9,040,794,260

Nonconvertible Preferred Stocks - 0.4%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	100,992	11,057,113
Dr. Ing. h.c. F. Porsche AG Series F (a)	70,201	6,550,896
Volkswagen AG	107,694	14,624,927
		32,232,936
CONSUMER STAPLES - 0.0%
Household Products - 0.0%
Henkel AG & Co. KGaA	121,421	9,134,967
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	1,855,000	14,978,516
(PN) sponsored ADR (non-vtg.)	562,553	9,096,482
sponsored ADR	523,769	8,652,664
		32,727,662
FINANCIALS - 0.0%
Banks - 0.0%
Banco Bradesco SA (PN) sponsored ADR	2,075,367	5,769,520
Insurance - 0.0%
Samsung Fire & Marine Insurance Co. Ltd.	34	5,792
TOTAL FINANCIALS		5,775,312
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $61,554,033)		79,870,877

Equity Funds - 50.4%
	Shares	Value ($)
Diversified Emerging Markets Funds - 0.0%
Matthews Pacific Tiger Fund Investor Class	19,976	363,360
Europe Stock Funds - 1.7%
iShares MSCI EMU Index ETF (b)	6,120,185	300,195,074
WisdomTree Europe Hedged Equity ETF (b)	419,228	19,418,641
TOTAL EUROPE STOCK FUNDS		319,613,715
Foreign Large Blend Funds - 14.8%
Artisan International Value Fund Investor Class	18,661,936	871,512,423
Fidelity SAI International Index Fund (f)	27,211,460	378,783,520
Fidelity SAI International Low Volatility Index Fund (f)	86,991,376	957,775,040
Harbor International Fund Institutional Class	9,619	433,829
JPMorgan International Research Enhanced Equity ETF (b)	7,038,860	425,851,030
Morgan Stanley Institutional Fund, Inc. International Equity Portfolio Class I	16,903,195	231,404,735
TOTAL FOREIGN LARGE BLEND FUNDS		2,865,760,577
Foreign Large Growth Funds - 16.5%
American Funds EuroPacific Growth Fund Class F2 (c)	156,787	8,864,746
Fidelity Advisor International Discovery Fund Class Z (f)	18,555,371	871,545,791
Fidelity Diversified International Fund (f)	12,123,132	521,415,928
Fidelity Overseas Fund (f)	11,591,392	732,112,346
Fidelity SAI International Momentum Index Fund (f)	10,302,846	141,355,041
Fidelity SAI International Quality Index Fund (f)	15,152,441	192,739,045
Invesco Oppenheimer International Growth Fund Class A	665,519	24,404,572
JOHCM International Select Fund Investor Shares	14,448,928	356,021,591
WCM Focused International Growth Fund Investor Class	14,366,487	352,840,915
TOTAL FOREIGN LARGE GROWTH FUNDS		3,201,299,975
Foreign Large Value Funds - 9.1%
Fidelity SAI International Value Index Fund (f)	57,999,459	544,614,922
iShares MSCI EAFE Value ETF (b)	8,200,898	427,676,831
Oakmark International Fund Investor Class	20,744,270	541,425,436
Pear Tree Polaris Foreign Value Fund Institutional Shares	10,832,820	249,696,492
TOTAL FOREIGN LARGE VALUE FUNDS		1,763,413,681
Foreign Small Mid Blend Funds - 1.0%
Fidelity Advisor International Small Cap Fund Class Z (f)	1,106,358	34,894,545
Fidelity SAI International Small Cap Index Fund (f)	11,809,002	96,125,276
Victory Trivalent International Small-Cap Fund Class I	4,448,768	65,174,455
TOTAL FOREIGN SMALL MID BLEND FUNDS		196,194,276
Foreign Small Mid Growth Funds - 0.5%
Fidelity Advisor International Small Cap Opportunities Fund Class Z (f)	2,559,228	51,133,370
Oberweis International Opportunities Institutional Fund	1,417,377	12,359,528
T. Rowe Price International Discovery Fund	671,798	42,424,073
Wasatch International Growth Fund Investor Class (c)	110	2,585
TOTAL FOREIGN SMALL MID GROWTH FUNDS		105,919,556
Foreign Small Mid Value Funds - 0.5%
Brandes International Small Cap Equity Fund Class A	1,339,003	20,700,989
Oakmark International Small Cap Fund Investor Class	950,743	18,225,749
Transamerica International Small Cap Value Fund Class I	4,315,823	62,536,276
TOTAL FOREIGN SMALL MID VALUE FUNDS		101,463,014
Other - 6.3%
Fidelity Advisor Japan Fund Class Z (f)	15,545,049	256,648,758
Fidelity Japan Smaller Companies Fund (f)	5,697,781	88,315,611
Fidelity SAI Japan Stock Index Fund (f)	56,117,350	567,907,585
iShares MSCI Australia ETF (b)	10,001,860	239,244,491
Matthews Japan Fund Investor Class (c)	237	4,558
WisdomTree Japan Hedged Equity ETF (b)	465,136	48,029,943
WisdomTree Japan SmallCap Dividend ETF	276,379	20,986,038
TOTAL OTHER		1,221,136,984
TOTAL EQUITY FUNDS (Cost $7,669,854,012)		9,775,165,138

U.S. Treasury Obligations - 0.2%
	Principal Amount (g)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.26% to 5.3% 3/28/24 to 5/16/24 (h) (Cost $32,893,612)	33,220,000	32,891,601

Money Market Funds - 4.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (i)	23,052,071	23,056,682
Fidelity Securities Lending Cash Central Fund 5.39% (i)(j)	445,324,211	445,368,743
State Street Institutional U.S. Government Money Market Fund Premier Class 5.28% (k)	393,218,822	393,218,822
TOTAL MONEY MARKET FUNDS (Cost $861,644,247)		861,644,247

TOTAL INVESTMENT IN SECURITIES - 102.1% (Cost $15,452,010,625)	19,790,366,123
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(410,360,163)
NET ASSETS - 100.0%	19,380,005,960

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	222	Mar 2024	43,628,550	6,964,349	6,964,349
ICE MSCI EAFE Index Contracts (United States)	2,052	Mar 2024	234,738,540	9,507,852	9,507,852

TOTAL FUTURES CONTRACTS					16,472,201
The notional amount of futures purchased as a percentage of Net Assets is 1.4%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $165,091,382 or 0.9% of net assets.

(b)	Security or a portion of the security is on loan at period end.
(c)	Non-income producing
(d)	Level 3 security
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Affiliated Fund
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $8,855,995.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.
(k)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	664,518,572	641,461,890	259,117	-	-	23,056,682	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	189,895,696	2,973,270,187	2,717,797,140	1,765,252	-	-	445,368,743	1.4%
Total	189,895,696	3,637,788,759	3,359,259,030	2,024,369	-	-	468,425,425

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor International Discovery Fund Class Z	762,223,228	16,279,799	20,000,000	16,279,793	5,990,482	107,052,282	871,545,791
Fidelity Advisor International Small Cap Fund Class Z	36,356,224	680,826	5,311,313	680,826	621,127	2,547,681	34,894,545
Fidelity Advisor International Small Cap Opportunities Fund Class Z	53,586,840	1,897,152	7,784,029	1,897,151	(476,083)	3,909,490	51,133,370
Fidelity Advisor Japan Fund Class Z	53,625,692	184,289,629	-	9,289,628	-	18,733,437	256,648,758
Fidelity Diversified International Fund	463,248,691	20,434,799	18,000,000	20,434,798	5,922,781	49,809,657	521,415,928
Fidelity Japan Smaller Companies Fund	95,282,551	2,352,136	21,000,000	2,352,136	(310,217)	11,991,141	88,315,611
Fidelity Overseas Fund	605,809,736	41,732,206	20,000,000	6,732,206	(3,622,385)	108,192,789	732,112,346
Fidelity SAI International Index Fund	3,779,269	384,759,689	34,500,000	6,529,092	133,514	24,611,048	378,783,520
Fidelity SAI International Low Volatility Index Fund	587,804,624	295,028,762	-	21,028,770	-	74,941,654	957,775,040
Fidelity SAI International Momentum Index Fund	115,734,605	4,368,657	-	4,368,658	-	21,251,779	141,355,041
Fidelity SAI International Quality Index Fund	2,597,246	184,074,173	-	74,173	-	6,067,626	192,739,045
Fidelity SAI International Small Cap Index Fund	105,356,169	2,951,650	15,238,711	2,951,651	(4,429,164)	7,485,332	96,125,276
Fidelity SAI International Value Index Fund	562,494,302	91,394,539	137,000,000	26,394,539	(12,010,521)	39,736,602	544,614,922
Fidelity SAI Japan Stock Index Fund	813,934,192	120,762,858	491,000,000	22,762,858	(64,285,785)	188,496,320	567,907,585
	4,261,833,369	1,351,006,875	769,834,053	141,776,279	(72,466,251)	664,826,838	5,435,366,778

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	300,145,461	100,265,605	199,879,856	-
Consumer Discretionary	950,460,210	476,554,111	473,906,099	-
Consumer Staples	780,956,790	334,849,925	446,106,865	-
Energy	529,215,711	171,149,132	357,585,525	481,054
Financials	1,657,548,888	823,491,467	834,046,082	11,339
Health Care	1,023,301,497	299,958,731	723,342,766	-
Industrials	1,621,379,425	964,371,017	657,008,408	-
Information Technology	1,293,646,135	666,100,247	627,545,888	-
Materials	639,081,773	402,307,262	236,774,276	235
Real Estate	100,249,608	93,766,142	6,483,466	-
Utilities	224,679,639	67,908,120	156,771,519	-

Equity Funds	9,775,165,138	9,775,165,138	-	-

Other Short-Term Investments	32,891,601	-	32,891,601	-

Money Market Funds	861,644,247	861,644,247	-	-
Total Investments in Securities:	19,790,366,123	15,037,531,144	4,752,342,351	492,628
Derivative Instruments: Assets
Futures Contracts	16,472,201	16,472,201	-	-
Total Assets	16,472,201	16,472,201	-	-
Total Derivative Instruments:	16,472,201	16,472,201	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	16,472,201	0
Total Equity Risk	16,472,201	0
Total Value of Derivatives	16,472,201	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $432,186,139) - See accompanying schedule:
Unaffiliated issuers (cost $10,497,670,339)	$13,886,573,920
Fidelity Central Funds (cost $468,425,425)	468,425,425
Other affiliated issuers (cost $4,485,914,861)	5,435,366,778

Total Investment in Securities (cost $15,452,010,625)		$19,790,366,123
Cash		304,980
Foreign currency held at value (cost $5,265,640)		5,264,623
Receivable for investments sold		26,895,015
Receivable for fund shares sold		22,640,878
Dividends receivable		11,708,356
Reclaims receivable		26,866,531
Interest receivable		3,783,414
Distributions receivable from Fidelity Central Funds		249,110
Receivable for daily variation margin on futures contracts		770,409
Other receivables		272,193
Total assets		19,889,121,632
Liabilities
Payable for investments purchased
Regular delivery	$41,566,341
Delayed delivery	962,734
Payable for fund shares redeemed	17,379,594
Accrued management fee	2,183,647
Other payables and accrued expenses	1,573,464
Collateral on securities loaned	445,449,892
Total Liabilities		509,115,672
Net Assets		$19,380,005,960
Net Assets consist of:
Paid in capital		$15,226,283,896
Total accumulated earnings (loss)		4,153,722,064
Net Assets		$19,380,005,960
Net Asset Value, offering price and redemption price per share ($19,380,005,960 ÷ 1,647,742,798 shares)		$11.76
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends:
Unaffiliated issuers		$322,469,949
Affiliated issuers		120,678,391
Interest		35,490,468
Income from Fidelity Central Funds (including $1,765,252 from security lending)		2,024,369
Income before foreign taxes withheld		$480,663,177
Less foreign taxes withheld		(21,099,293)
Total Income		459,563,884
Expenses
Management fee	$66,336,693
Custodian fees and expenses	596,964
Independent trustees' fees and expenses	96,062
Registration fees	215,188
Audit	169,123
Legal	18,104
Miscellaneous	177,888
Total expenses before reductions	67,610,022
Expense reductions	(41,229,932)
Total expenses after reductions		26,380,090
Net Investment income (loss)		433,183,794
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $248,069)	233,884,331
Affiliated issuers	(72,466,251)
Foreign currency transactions	(1,211,533)
Futures contracts	98,357,366
Capital gain distributions from underlying funds:
Unaffiliated issuers	25,160,752
Affiliated issuers	21,097,888
Total net realized gain (loss)		304,822,553
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $643,504)	969,280,140
Affiliated issuers	664,826,838
Assets and liabilities in foreign currencies	349,892
Futures contracts	14,237,394
Total change in net unrealized appreciation (depreciation)		1,648,694,264
Net gain (loss)		1,953,516,817
Net increase (decrease) in net assets resulting from operations		$2,386,700,611
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$433,183,794	$372,948,535
Net realized gain (loss)	304,822,553	(429,459,615)
Change in net unrealized appreciation (depreciation)	1,648,694,264	(1,501,788,025)
Net increase (decrease) in net assets resulting from operations	2,386,700,611	(1,558,299,105)
Distributions to shareholders	(428,173,704)	(767,544,263)

Share transactions
Proceeds from sales of shares	4,276,689,073	2,127,444,820
Reinvestment of distributions	371,761,231	701,384,533
Cost of shares redeemed	(2,773,852,087)	(7,614,587,352)

Net increase (decrease) in net assets resulting from share transactions	1,874,598,217	(4,785,757,999)
Total increase (decrease) in net assets	3,833,125,124	(7,111,601,367)

Net Assets
Beginning of period	15,546,880,836	22,658,482,203
End of period	$19,380,005,960	$15,546,880,836

Other Information
Shares
Sold	384,330,227	206,337,946
Issued in reinvestment of distributions	32,439,898	66,242,351
Redeemed	(251,991,459)	(750,797,416)
Net increase (decrease)	164,778,666	(478,217,119)

Financial Highlights
Strategic Advisers® International Fund

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$10.48	$11.55	$12.55	$9.93	$10.03
Income from Investment Operations
Net investment income (loss) B,C	.29	.22	.24	.13	.20
Net realized and unrealized gain (loss)	1.27	(.83)	(.12)	2.71	.06
Total from investment operations	1.56	(.61)	.12	2.84	.26
Distributions from net investment income	(.28)	(.23)	(.26)	(.14)	(.22)
Distributions from net realized gain	-	(.22)	(.86)	(.08)	(.14)
Total distributions	(.28)	(.46) D	(1.12)	(.22)	(.36)
Net asset value, end of period	$11.76	$10.48	$11.55	$12.55	$9.93
Total Return E	14.97%	(5.30)%	.30%	28.99%	2.35%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.41%	.41%	.41%	.43%	.44%
Expenses net of fee waivers, if any	.16%	.16%	.16%	.18%	.19%
Expenses net of all reductions	.16%	.16%	.16%	.18%	.19%
Net investment income (loss)	2.66%	2.16%	1.83%	1.25%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$19,380,006	$15,546,881	$22,658,482	$19,800,311	$15,096,568
Portfolio turnover rate H	27%	25%	29%	41%	33%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2.Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers International Fund	$244,556

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,613,743,192
Gross unrealized depreciation	(395,641,191)
Net unrealized appreciation (depreciation)	$4,218,102,001
Tax Cost	$15,572,264,122

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,524,862
Capital loss carryforward	$(94,393,973)
Net unrealized appreciation (depreciation) on securities and other investments	$4,217,644,198

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(94,393,973)

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$428,173,704	$345,097,221
Long-term Capital Gains	-	422,447,042
Total	$428,173,704	$767,544,263

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers International Fund	6,429,874,498	4,224,172,223

5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .41% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Arrowstreet Capital, Limited Partnership, Causeway Capital Management, LLC, FIAM LLC (an affiliate of the investment adviser), Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley LLC, T. Rowe Price Associates, Inc., Wellington Management Company LLP and William Blair Investment Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors and Geode Capital Management, LLC, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Effective March 7, 2024, the Fund's sub-subadvisory agreement with FIL Investment Advisors (FIA) and FIL Investment Advisors (UK) Limited (FIA(UK)) will be amended. Pursuant to the sub-subadvisory agreement, FIA may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIA may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIA believes it would be beneficial to the Fund (discretionary services). FIA, not the Fund, pays FIA(UK). For providing non-discretionary services, FIA will pay FIA(UK) a fee equal to 110% of FIA(UK)'s costs incurred in connection with providing such services. For providing discretionary services, FIA will pay FIA(UK) a fee equal to a percentage of the Fund's monthly average net assets managed by FIA(UK) on a discretionary basis. The fee rate will be based on the monthly average net assets managed by FIA(UK) on behalf of FIA pursuant to sub-advisory arrangements less any assets managed by FIA(UK) on behalf of FIA on which a reduction is applicable to the fee paid to FIA(UK) (Average Group Assets). The fee rate will be calculated on a cumulative basis pursuant to the following graduated fee rate schedule. FIA(UK)'s fee will not exceed 50% of the fee that FIA receives from Strategic Advisers for services provided on behalf of the Fund.

Average Group Assets	Annualized Fee Rate
From $0 - $500 million	.32%
$500 million - $1 billion	.27%
Over $1 billion	.24%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers International Fund	$133

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.
	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers International Fund	15,136,227	2,305,190	(105,782)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Strategic Advisers International Fund	64,513
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers International Fund	$27,909
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers International Fund	$191,036	$-	$-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $40,834,659. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $381,400.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $13,873.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers International Fund
Fidelity Japan Fund	38%
Fidelity Japan Smaller Companies Fund	19%
Fidelity SAI International Low Volatility Index Fund	13%
Fidelity SAI International Momentum Index Fund	19%
Fidelity SAI International Quality Index Fund	37%
Fidelity SAI International Small Cap Index Fund	13%
Fidelity SAI International Value Index Fund	11%
Fidelity SAI Japan Stock Index Fund	87%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Nancy D. Prior is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Nancy D. Prior (1967)
Year of Election or Appointment: 2023
Trustee
Chair of the Board of Trustees
Ms. Prior also serves as Trustee of other funds. Ms. Prior serves as a Senior Adviser at Fidelity Investments (investment adviser firm, 2021-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2018-present) and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2018-present). Prior to her retirement, Ms. Prior held a variety of positions at Fidelity Investments (2002-2020), including President of Fixed Income (2014-2020),), President of Multi-Asset Class Strategies  (2017-2018), President of Money Markets and Short Duration Bonds  (2013-2014), and President of Money Markets  (2011-2013). Ms. Prior also served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Vice President of Global Asset Allocation Funds (2017-2019), Vice President of Fidelity's Bond Funds (2014-2020), and Vice President of Fidelity's Money Market Funds (2012-2020).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair Emerita (2024-present) and past Chair (2014-2023) and Chief Executive Officer (2013-2023) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2017-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Overseer of the Boston Symphony Orchestra (2014-2023), Member of the Board of Directors (2016-2023), Member of the Executive Committee (2019-2023) and Secretary (2022-2023) of The Advertising Council, Inc., Member of the Board of Directors of The Ad Club of Boston (2020-2023), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Harold Singleton III (1962)
Year of Election or Appointment: 2023
Trustee
Mr. Singleton also serves as Trustee of other funds. Mr. Singleton is a member of the Board of Directors of Hershey Trust Company (2023-present). Previously, Mr. Singleton served as a member of the Board of Directors and Chair of the Audit Committee of WisdomTree, Inc. (global investment manager, 2022-2023). He also served as Vice President, Managing Director/Head of Manager Selection and Portfolio Construction (2016-2022) and Vice President/Head of Client Portfolio Management (2014-2016) of Lincoln Financial Group (insurance and retirement services). Mr. Singleton also served as a member of the Board of Directors and Investment Committee of The Vantagepoint Funds (2013-2014). Mr. Singleton served in various capacities at PineBridge Investments (global investment manager), including Managing Director, Head of Asset Management Companies and Global Head of Retail and Intermediary Sales (2010-2012), Managing Director, Global Head of Equity and Fixed Income Product Specialists (2009-2010) and Managing Director, Equity Product Specialist (Client Portfolio Manager) (2007-2010). He also served as Chairman of the Board of Directors of PineBridge East Africa (2011-2012) and PineBridge Taiwan (2011-2012). Mr. Singleton formerly served in various equity portfolio management and analyst positions, including at UBS Global Asset Management (2003-2006), Metropolitan West Capital Management (2000-2003) and Brinson Partners (investment manager, 1996-2000). Mr. Singleton is a Life Trustee, member of the Executive Committee and Chair of the Investment Committee of the Board of Trustees of the Illinois Institute of Technology (2012-present) and Chair of the Investment Committee (2010-present) of the Executive Leadership Council (nonprofit).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz is a Senior Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present. Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee is a Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments. Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Strategic Advisers® International Fund	.16%
Actual		$ 1,000	$ 1,087.40	$ .83
Hypothetical-B		$ 1,000	$ 1,024.07	$ .81

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $3,408,586 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 78.56% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2796 and $0.0243 for the dividend paid December 29th, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Strategic Advisers International Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, Massachusetts Financial Services Company, Thompson, Siegel & Walmsley, LLC, T. Rowe Price Associates, Inc. and William Blair Investment Management, LLC (William Blair) (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, and FIL Investment Advisors (UK) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.
At its September 2023 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved an amendment to lower the existing fee schedule to the Sub-Advisory Agreement with William Blair (Amendment). The Board also noted that no other contract terms are impacted by the Amendment.

In reaching its determination to renew the fund's Advisory Contracts and approve the Amendment, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders. The Board's decision to renew the Advisory Contracts and approve the Amendment was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendment is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered.
Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.
The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.
Investment Performance. In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund over different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).
The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. The Board also considered information about performance attribution. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds over different time periods and discussed with Strategic Advisers the reasons for any such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with the fund's performance notwithstanding that it lags its benchmark index peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program. In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Strategic Advisers funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); and (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group").
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended December 31, 2022 and below the competitive median of the asset size peer group for the 12-month period ended December 31, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended December 31, 2022.
Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.
Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered. Further, based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.
On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.
The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendment should be approved because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.912865.113
SIT-ANN-0424
Strategic Advisers® Fidelity® International Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 29, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Fidelity® International Fund	15.91%	7.97%	5.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® International Fund on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.70% for the 12 months ending February 29, 2024, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a mostly favorable backdrop for risk assets. The index's strong performance this period was driven, in part, by a narrow set of companies in the information technology sector and exuberance for generative artificial intelligence. Following historic global monetary tightening in some countries throughout 2022 and for most of 2023, investor sentiment shifted in the fourth quarter of last year to a view that policy rates had peaked, and policymakers would likely cut rates in 2024. This provided support for international stocks, with the index gaining 9.78% in the fourth quarter of 2023, reversing a three-month decline (-3.75%) at the end of September amid a stalling pattern in disinflationary trends, heightened geopolitical risk, soaring yields on longer-term U.S. government bonds, and weak economic conditions in the eurozone and China. For the full 12 months, each of six regions advanced, with Japan (+27%) leading by the widest margin, while Europe ex U.K. (+16%) also outpaced the benchmark. The Asia Pacific ex Japan (+3%) and U.K. (+5%) regions lagged most. Nine of the 11 sectors notably advanced, with information technology (+33%) and industrials (+21%) registering the largest gains. Conversely, real estate (-1%) lagged by the greatest amount, followed by consumer staples (0%) and communication services (+1%).
Comments from Portfolio Manager Wilfred Chilangwa:
For the fiscal year ending February 29, 2024, the Fund gained 15.91%, outpacing the 14.66% advance of the benchmark MSCI EAFE Index. Among the Fund's underlying managers, Fidelity® International Capital Appreciation Fund (+26%) was the top relative contributor the past 12 months. This manager's quality growth with a momentum tilt approach yielded strong stock selection among consumer discretionary companies, along with favorable overall positioning in the information technology and consumer staples sectors. Regionally, picks in Europe ex U.K. and emerging markets helped the most. Fidelity® Overseas Fund (+19%) also aided the broader Fund's relative result. Positive stock picks in continental Europe and the U.K. fueled this fund's contribution. The International Equity Value mandate from sub-adviser FIAM® (+17%) rounded out the group of leading relative contributors. This strategy benefited from investment choices across several sectors in Japan, as well as Europe ex U.K. On the downside, Fidelity® SAI International Value Index Fund (+12%) was the foremost detractor versus the benchmark. Within developed markets, value stocks lagged their growth counterparts during the latter months of the period, creating a stylistic headwind for this fund. Fidelity® SAI International Low Volatility Index Fund (+14%) also dampened the broader Fund's relative return. This strategy modestly lagged in an up-trending market where risk-taking was rewarded. During the 12-month reporting period, we reduced overall market risk in the portfolio. We did this by increasing the allocation to Fidelity® SAI International Low Volatility Index Fund. We also added to our stake in the Select International mandate from FIAM®, which tends to keep its sector weightings close to the benchmark. Lastly, we trimmed the Fund's exposure to value-focused strategies to rebalance the portfolio following the relative outperformance of these holdings in the third quarter of 2023.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 29, 2024 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Fidelity SAI International Value Index Fund	12.6
Fidelity Overseas Fund	10.6
Fidelity SAI International Index Fund	8.9
Fidelity SAI International Low Volatility Index Fund	8.8
Fidelity Advisor International Discovery Fund Class Z	8.7
Fidelity Diversified International Fund	7.8
Fidelity International Capital Appreciation Fund	6.6
Fidelity SAI International Small Cap Index Fund	1.6
Fidelity SAI International Momentum Index Fund	1.1
Novo Nordisk A/S Series B	0.7
67.4

Asset Allocation (% of Fund's net assets)

Futures - 1.7%

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 28.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.4%
Cellnex Telecom SA (a)	1,210,767	43,774,734
Deutsche Telekom AG	2,158,437	51,303,871
HKT Trust/HKT Ltd. unit	19,305,200	23,547,437
		118,626,042
Entertainment - 0.2%
Capcom Co. Ltd.	558,400	22,455,934
Sea Ltd. ADR (b)	325,550	15,795,686
Universal Music Group NV	808,069	24,395,938
		62,647,558
Interactive Media & Services - 0.2%
CAR Group Ltd.	1,592,630	38,054,301
LY Corp.	12,290,050	33,848,463
		71,902,764
Media - 0.2%
Vivendi SA	2,226,200	24,854,775
WPP PLC	2,874,162	25,713,731
		50,568,506
Wireless Telecommunication Services - 0.2%
SoftBank Group Corp.	957,100	56,691,688
TOTAL COMMUNICATION SERVICES		360,436,558
CONSUMER DISCRETIONARY - 3.2%
Automobile Components - 0.3%
DENSO Corp.	4,316,900	79,410,774
Automobiles - 1.0%
Mercedes-Benz Group AG (Germany)	748,280	59,626,614
Suzuki Motor Corp.	1,570,000	68,876,001
Toyota Motor Corp.	6,968,300	167,841,451
		296,344,066
Broadline Retail - 0.2%
B&M European Value Retail SA	2,759,411	18,314,689
Pan Pacific International Holdings Ltd.	987,000	23,206,877
Prosus NV	768,260	22,410,753
		63,932,319
Hotels, Restaurants & Leisure - 0.2%
Compass Group PLC	678,697	18,622,514
Evolution AB (a)	92,200	11,930,572
Flutter Entertainment PLC (b)	178,792	38,604,127
		69,157,213
Household Durables - 0.4%
Barratt Developments PLC	6,101,745	35,930,915
Berkeley Group Holdings PLC	307,137	18,000,866
Sony Group Corp.	950,040	81,844,226
		135,776,007
Leisure Products - 0.1%
Bandai Namco Holdings, Inc.	771,200	14,850,446
Games Workshop Group PLC	105,678	12,546,020
		27,396,466
Specialty Retail - 0.3%
Fast Retailing Co. Ltd.	189,600	54,709,819
Industria de Diseno Textil SA	421,780	18,764,199
JD Sports Fashion PLC	13,645,270	20,307,596
ZOZO, Inc.	387,200	8,765,720
		102,547,334
Textiles, Apparel & Luxury Goods - 0.7%
Compagnie Financiere Richemont SA Series A	450,988	71,787,013
Hermes International SCA	18,942	47,352,924
LVMH Moet Hennessy Louis Vuitton SE	99,582	90,892,038
		210,031,975
TOTAL CONSUMER DISCRETIONARY		984,596,154
CONSUMER STAPLES - 1.5%
Beverages - 0.4%
Carlsberg A/S Series B	251,259	35,096,624
Coca-Cola HBC AG	212,880	6,623,909
Davide Campari Milano NV	1,505,576	15,250,367
Diageo PLC	1,426,806	53,347,314
Heineken NV (Bearer)	164,430	15,191,904
		125,510,118
Food Products - 0.7%
Ajinomoto Co., Inc.	595,140	21,845,354
Danone SA	423,840	27,045,817
Nestle SA (Reg. S)	1,244,167	129,041,529
Nissin Food Holdings Co. Ltd.	667,600	19,490,963
Tate & Lyle PLC	2,649,916	20,086,659
		217,510,322
Personal Care Products - 0.4%
Haleon PLC	5,450,044	22,864,209
L'Oreal SA	142,309	67,976,641
Unilever PLC	608,309	29,706,334
		120,547,184
Tobacco - 0.0%
Imperial Brands PLC	790,654	17,032,510
TOTAL CONSUMER STAPLES		480,600,134
ENERGY - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
ENEOS Holdings, Inc. (c)	3,046,000	13,131,202
Eni SpA	2,835,200	43,657,668
Equinor ASA	840,357	20,705,371
INPEX Corp.	4,407,200	58,742,303
Paladin Energy Ltd. (Australia) (b)	19,017,060	15,327,750
Reliance Industries Ltd. GDR (a)	310,900	22,136,080
Santos Ltd.	2,579,007	11,875,138
Shell PLC:
ADR	1,921,700	120,740,411
(London)	3,375,310	104,397,795
rights (b)(d)	3,140,310	1,080,267
Thungela Resources Ltd.	147,000	793,446
TotalEnergies SE	1,882,745	120,004,655
Woodside Energy Group Ltd.	2,041,638	40,279,068
		572,871,154
FINANCIALS - 6.8%
Banks - 3.4%
AIB Group PLC	2,706,920	12,539,289
Banco Santander SA (Spain)	26,906,763	112,133,614
Bank of Ireland Group PLC	4,498,059	39,281,493
Bankinter SA	1,271,885	8,066,466
BNP Paribas SA	1,568,360	94,133,059
BOC Hong Kong (Holdings) Ltd.	7,892,900	20,817,215
CaixaBank SA	9,823,689	44,439,378
Chiba Bank Ltd.	2,669,700	21,689,532
Commonwealth Bank of Australia	192,510	14,566,558
FinecoBank SpA	897,491	12,396,706
HSBC Holdings PLC (United Kingdom)	1,930,400	15,025,809
KBC Group NV	339,800	23,834,904
Kyoto Financial Group, Inc.	1,805,000	31,489,978
Lloyds Banking Group PLC	96,593,759	57,113,526
Mediobanca SpA	2,146,800	29,223,693
Mitsubishi UFJ Financial Group, Inc.	6,697,900	68,806,273
Mizuho Financial Group, Inc. (c)	2,292,200	42,823,097
Nordea Bank Abp	2,371,081	28,805,944
Nordea Bank Abp (Helsinki Stock Exchange)	692,440	8,427,340
PT Bank Rakyat Indonesia (Persero) Tbk	45,029,600	17,550,512
Standard Chartered PLC (United Kingdom)	7,879,430	66,620,329
Sumitomo Mitsui Financial Group, Inc. (c)	1,569,300	87,432,861
Unicaja Banco SA (a)	5,269,300	5,378,984
UniCredit SpA	2,817,428	94,368,703
United Overseas Bank Ltd.	3,043,403	63,328,990
Westpac Banking Corp.	1,977,996	33,878,126
		1,054,172,379
Capital Markets - 0.9%
3i Group PLC	1,072,909	33,520,969
Amundi SA (a)	260,220	17,113,806
Hong Kong Exchanges and Clearing Ltd.	533,100	16,418,723
London Stock Exchange Group PLC	258,386	29,020,182
Macquarie Group Ltd.	660,024	83,576,529
UBS Group AG	2,287,854	65,219,426
UBS Group AG (c)	1,578,400	44,905,480
		289,775,115
Financial Services - 0.5%
Adyen BV (a)(b)	9,665	15,292,338
Investor AB (B Shares)	3,691,010	92,716,758
ORIX Corp.	2,668,600	55,839,102
		163,848,198
Insurance - 2.0%
AIA Group Ltd.	4,365,800	35,193,530
Allianz SE	200,845	55,163,178
ASR Nederland NV	404,170	18,621,932
AXA SA	3,743,880	133,289,307
Beazley PLC	1,586,100	13,053,914
Hannover Reuck SE	148,100	37,983,776
Hiscox Ltd.	1,129,488	16,153,778
Mandatum Holding OY	607,700	2,666,288
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	202,198	94,057,722
Prudential PLC	2,892,262	28,497,015
Sampo Oyj (A Shares)	1,169,700	52,300,441
Steadfast Group Ltd.	5,030,630	18,932,776
Swiss Life Holding AG	31,020	22,505,153
Tokio Marine Holdings, Inc.	1,228,600	35,861,483
Zurich Insurance Group Ltd.	120,479	64,030,226
		628,310,519
TOTAL FINANCIALS		2,136,106,211
HEALTH CARE - 2.8%
Biotechnology - 0.1%
Argenx SE (b)	101,313	37,973,679
Health Care Equipment & Supplies - 0.4%
EssilorLuxottica SA	203,171	43,074,229
Hoya Corp.	412,500	53,612,343
Siemens Healthineers AG (a)	256,646	15,394,756
		112,081,328
Health Care Providers & Services - 0.1%
Fresenius SE & Co. KGaA	1,663,167	46,520,617
Pharmaceuticals - 2.2%
AstraZeneca PLC (United Kingdom)	945,199	119,145,657
Bayer AG	226,100	6,831,423
Daiichi Sankyo Kabushiki Kaisha	1,322,100	43,541,925
Eisai Co. Ltd.	570,700	23,807,082
GSK PLC	5,225,760	109,314,850
Merck KGaA	230,795	39,269,075
Novo Nordisk A/S Series B	1,715,323	204,750,705
Roche Holding AG (participation certificate)	177,133	46,313,415
Sanofi SA	107,600	10,255,854
UCB SA	612,569	70,509,877
		673,739,863
TOTAL HEALTH CARE		870,315,487
INDUSTRIALS - 5.1%
Aerospace & Defense - 1.1%
Airbus Group NV	187,566	31,034,514
BAE Systems PLC	6,715,318	105,408,132
Dassault Aviation SA	130,172	25,732,182
Rheinmetall AG	216,348	99,143,462
Rolls-Royce Holdings PLC (b)	3,508,700	16,376,177
Saab AB (B Shares)	275,510	21,697,635
Safran SA	209,302	43,888,678
		343,280,780
Air Freight & Logistics - 0.2%
DHL Group	1,404,928	65,156,526
Building Products - 0.2%
ASSA ABLOY AB (B Shares)	959,905	27,400,015
Kingspan Group PLC (Ireland)	212,786	19,198,656
		46,598,671
Construction & Engineering - 0.4%
Ferrovial SE	605,829	22,688,126
VINCI SA	695,804	89,039,756
		111,727,882
Electrical Equipment - 0.4%
Fuji Electric Co. Ltd.	590,700	35,854,923
Legrand SA	205,330	20,796,090
Mitsubishi Electric Corp.	1,162,000	18,458,531
Prysmian SpA	1,243,405	61,885,311
		136,994,855
Industrial Conglomerates - 1.0%
Hitachi Ltd.	1,854,600	156,673,619
Siemens AG	851,742	168,618,479
		325,292,098
Machinery - 0.6%
Indutrade AB	801,519	21,185,388
Kawasaki Heavy Industries Ltd.	1,017,900	28,061,504
Minebea Mitsumi, Inc.	636,400	13,138,060
Mitsubishi Heavy Industries Ltd.	949,300	74,876,417
Sandvik AB	1,096,050	24,680,063
Techtronic Industries Co. Ltd.	1,590,500	17,216,281
VAT Group AG (a)	36,776	18,413,991
		197,571,704
Marine Transportation - 0.0%
SITC International Holdings Co. Ltd.	3,637,400	5,983,743
Passenger Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR (c)	208,700	28,852,775
Professional Services - 0.3%
RELX PLC (London Stock Exchange)	1,198,838	52,514,029
Wolters Kluwer NV	228,350	35,995,879
		88,509,908
Trading Companies & Distributors - 0.7%
Bunzl PLC	592,770	23,592,435
Ferguson PLC	106,600	22,182,410
IMCD NV	85,666	13,045,623
Itochu Corp.	2,735,000	118,871,798
Mitsubishi Corp.	1,600,400	34,213,461
		211,905,727
Transportation Infrastructure - 0.1%
Aena SME SA (a)	165,719	31,370,958
TOTAL INDUSTRIALS		1,593,245,627
INFORMATION TECHNOLOGY - 2.5%
Electronic Equipment, Instruments & Components - 0.2%
Halma PLC	381,160	11,075,803
Ibiden Co. Ltd.	268,600	12,363,985
Keyence Corp.	74,900	34,991,969
		58,431,757
IT Services - 0.5%
ALTEN	151,990	22,291,547
Capgemini SA	275,576	67,032,172
Fujitsu Ltd.	368,800	57,633,387
TIS, Inc.	706,800	15,911,486
		162,868,592
Semiconductors & Semiconductor Equipment - 1.1%
ASML Holding NV (Netherlands)	161,612	153,370,099
Infineon Technologies AG	1,172,994	42,117,057
Renesas Electronics Corp.	4,862,600	80,345,158
Sumco Corp.	1,023,800	16,007,118
Tokyo Electron Ltd.	150,680	37,385,050
		329,224,482
Software - 0.4%
Sage Group PLC	1,996,326	31,360,931
SAP SE	343,444	64,359,141
WiseTech Global Ltd.	346,570	21,283,557
Xero Ltd. (b)	246,770	20,420,588
		137,424,217
Technology Hardware, Storage & Peripherals - 0.3%
FUJIFILM Holdings Corp.	1,190,100	75,595,800
Samsung Electronics Co. Ltd. (b)	458,700	25,212,073
		100,807,873
TOTAL INFORMATION TECHNOLOGY		788,756,921
MATERIALS - 2.5%
Chemicals - 0.9%
Air Liquide SA	385,512	78,356,397
Covestro AG (a)(b)	150,500	8,181,818
Linde PLC	88,500	39,720,570
NOF Corp.	414,300	18,595,416
Shin-Etsu Chemical Co. Ltd.	2,433,600	103,852,338
Sika AG	151,585	43,840,874
		292,547,413
Construction Materials - 0.5%
CRH PLC	1,194,459	99,120,510
Holcim AG	584,589	47,660,843
		146,781,353
Containers & Packaging - 0.2%
Smurfit Kappa Group PLC	1,281,070	54,594,008
Metals & Mining - 0.9%
Anglo American PLC (United Kingdom)	801,440	17,268,604
ArcelorMittal SA (Netherlands)	1,100,975	28,701,203
BHP Group Ltd.	4,710,504	135,032,839
Glencore PLC	16,424,910	78,086,203
Rio Tinto Ltd.	258,670	20,811,812
		279,900,661
TOTAL MATERIALS		773,823,435
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Goodman Group unit	1,740,329	33,823,294
National Storage REIT unit	14,865,732	21,837,760
Warehouses de Pauw	822,126	21,929,507
		77,590,561
Real Estate Management & Development - 0.2%
CK Asset Holdings Ltd.	4,165,790	19,234,090
Mitsubishi Estate Co. Ltd.	1,480,900	22,724,189
Vonovia SE	716,860	20,006,964
		61,965,243
TOTAL REAL ESTATE		139,555,804
UTILITIES - 0.7%
Electric Utilities - 0.4%
Kansai Electric Power Co., Inc.	4,925,800	63,100,313
SSE PLC	2,006,510	41,238,610
		104,338,923
Independent Power and Renewable Electricity Producers - 0.2%
RWE AG	1,848,959	61,935,249
Multi-Utilities - 0.1%
National Grid PLC	3,043,381	39,822,696
TOTAL UTILITIES		206,096,868
TOTAL COMMON STOCKS (Cost $7,664,624,078)		8,906,404,353

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE (Germany) (Cost $21,264,682)	383,100	20,480,384

Equity Funds - 69.0%
	Shares	Value ($)
Foreign Large Blend Funds - 18.1%
Fidelity Pacific Basin Fund (e)	3,631,096	106,173,261
Fidelity SAI International Index Fund (e)	199,885,935	2,782,412,214
Fidelity SAI International Low Volatility Index Fund (e)	249,001,715	2,741,508,883
TOTAL FOREIGN LARGE BLEND FUNDS		5,630,094,358
Foreign Large Growth Funds - 35.2%
Fidelity Advisor International Discovery Fund Class Z (e)	57,436,472	2,697,791,079
Fidelity Diversified International Fund (e)	56,417,446	2,426,514,357
Fidelity International Capital Appreciation Fund (e)	73,272,627	2,063,357,165
Fidelity Overseas Fund (e)	52,423,926	3,311,095,164
Fidelity SAI International Momentum Index Fund (e)	25,168,385	345,310,246
Fidelity SAI International Quality Index Fund (e)	9,181,390	116,787,285
TOTAL FOREIGN LARGE GROWTH FUNDS		10,960,855,296
Foreign Large Value Funds - 12.6%
Fidelity SAI International Value Index Fund (e)	419,184,969	3,936,146,856
Foreign Small Mid Blend Funds - 1.6%
Fidelity SAI International Small Cap Index Fund (e)	60,794,512	494,867,327
Foreign Small Mid Growth Funds - 0.4%
Fidelity Advisor International Small Cap Opportunities Fund Class Z (e)	5,837,123	116,625,713
Sector Funds - 0.2%
Fidelity Advisor International Real Estate Fund Class Z (e)	7,827,715	74,363,296
Other - 0.9%
Fidelity Advisor Japan Fund Class Z (e)	9,715,552	160,403,756
Fidelity Japan Smaller Companies Fund (e)	2,985,336	46,272,712
Fidelity SAI Japan Stock Index Fund (e)	8,572,309	86,751,768
TOTAL OTHER		293,428,236
TOTAL EQUITY FUNDS (Cost $19,354,111,459)		21,506,381,082

Other - 0.0%
	Shares	Value ($)
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (e) (Cost $1,054)	13	1,157

U.S. Treasury Obligations - 0.2%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.26% to 5.31% 3/7/24 to 5/2/24 (g) (Cost $60,542,190)	60,780,000	60,539,329

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (h)	147,640,508	147,670,036
Fidelity Securities Lending Cash Central Fund 5.39% (h)(i)	123,275,369	123,287,697
State Street Institutional U.S. Government Money Market Fund Premier Class 5.28% (j)	471,818,998	471,818,998
TOTAL MONEY MARKET FUNDS (Cost $742,776,731)		742,776,731

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $27,843,320,194)	31,236,583,036
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(52,503,346)
NET ASSETS - 100.0%	31,184,079,690

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	250	Mar 2024	49,131,250	7,842,735	7,842,735
ICE MSCI EAFE Index Contracts (United States)	4,071	Mar 2024	465,702,045	3,616,362	3,616,362

TOTAL FUTURES CONTRACTS					11,459,097
The notional amount of futures purchased as a percentage of Net Assets is 1.7%

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $188,988,037 or 0.6% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Affiliated Fund
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $15,034,817.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	81,228,114	3,161,968,842	3,095,526,920	5,475,696	-	-	147,670,036	0.3%
Fidelity Securities Lending Cash Central Fund 5.39%	63,065,474	971,941,065	911,718,842	736,041	-	-	123,287,697	0.4%
Total	144,293,588	4,133,909,907	4,007,245,762	6,211,737	-	-	270,957,733

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor International Discovery Fund Class Z	1,956,894,915	417,210,240	-	46,210,238	-	323,685,924	2,697,791,079
Fidelity Advisor International Real Estate Fund Class Z	78,676,681	1,660,183	-	1,660,184	-	(5,973,568)	74,363,296
Fidelity Advisor International Small Cap Opportunities Fund Class Z	104,645,069	4,327,049	-	4,327,048	-	7,653,595	116,625,713
Fidelity Advisor Japan Fund Class Z	369,028,981	-	235,000,000	6,043,073	(9,905,705)	36,280,480	160,403,756
Fidelity Diversified International Fund	1,685,079,660	514,234,924	-	83,234,925	-	227,199,773	2,426,514,357
Fidelity International Capital Appreciation Fund	1,484,013,020	176,142,398	-	7,142,397	-	403,201,747	2,063,357,165
Fidelity Japan Smaller Companies Fund	39,465,642	1,232,395	-	1,232,395	-	5,574,675	46,272,712
Fidelity Overseas Fund	2,184,876,804	707,012,554	-	27,012,554	-	419,205,806	3,311,095,164
Fidelity Pacific Basin Fund	136,555,327	-	32,000,000	5,755,288	(2,651,129)	4,269,063	106,173,261
Fidelity SAI Inflation-Focused Fund	12,162,626	27	12,003,811	27	513,226	(670,911)	1,157
Fidelity SAI International Index Fund	165,378,810	2,409,469,644	-	54,434,047	-	207,563,760	2,782,412,214
Fidelity SAI International Low Volatility Index Fund	1,179,763,482	1,383,350,862	-	53,850,862	-	178,394,539	2,741,508,883
Fidelity SAI International Momentum Index Fund	282,723,166	10,672,010	-	10,672,009	-	51,915,070	345,310,246
Fidelity SAI International Quality Index Fund	98,012,695	2,799,085	-	2,799,085	-	15,975,505	116,787,285
Fidelity SAI International Small Cap Index Fund	464,111,834	15,195,539	-	15,195,540	-	15,559,954	494,867,327
Fidelity SAI International Value Index Fund	3,864,706,011	580,443,453	715,000,000	195,443,452	(58,144,034)	264,141,426	3,936,146,856
Fidelity SAI Japan Stock Index Fund	89,132,420	73,459,902	85,000,000	459,903	(10,593,817)	19,753,263	86,751,768
	14,195,227,143	6,297,210,265	1,079,003,811	515,473,027	(80,781,459)	2,173,730,101	21,506,382,239

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	360,436,558	158,556,596	201,879,962	-
Consumer Discretionary	1,005,076,538	380,956,879	624,119,659	-
Consumer Staples	480,600,134	136,644,566	343,955,568	-
Energy	572,871,154	173,209,156	399,661,998	-
Financials	2,136,106,211	995,776,497	1,140,329,714	-
Health Care	870,315,487	252,918,904	617,396,583	-
Industrials	1,593,245,627	1,102,529,450	490,716,177	-
Information Technology	788,756,921	286,514,857	502,242,064	-
Materials	773,823,435	317,386,180	456,437,255	-
Real Estate	139,555,804	119,548,840	20,006,964	-
Utilities	206,096,868	63,100,313	142,996,555	-

Equity Funds	21,506,381,082	21,506,381,082	-	-

Other	1,157	1,157	-	-

Other Short-Term Investments	60,539,329	-	60,539,329	-

Money Market Funds	742,776,731	742,776,731	-	-
Total Investments in Securities:	31,236,583,036	26,236,301,208	5,000,281,828	-
Derivative Instruments: Assets
Futures Contracts	11,459,097	11,459,097	-	-
Total Assets	11,459,097	11,459,097	-	-
Total Derivative Instruments:	11,459,097	11,459,097	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	11,459,097	0
Total Equity Risk	11,459,097	0
Total Value of Derivatives	11,459,097	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $118,865,329) - See accompanying schedule:
Unaffiliated issuers (cost $8,218,249,948)	$9,459,243,064
Fidelity Central Funds (cost $270,957,733)	270,957,733
Other affiliated issuers (cost $19,354,112,513)	21,506,382,239

Total Investment in Securities (cost $27,843,320,194)		$31,236,583,036
Cash		1
Foreign currency held at value (cost $14,328,167)		14,285,274
Receivable for investments sold		64,442,391
Receivable for fund shares sold		63,220,029
Dividends receivable		19,009,695
Interest receivable		4,867,430
Distributions receivable from Fidelity Central Funds		913,167
Receivable for daily variation margin on futures contracts		1,212,909
Other receivables		107,978
Total assets		31,404,641,910
Liabilities
Payable for investments purchased
Regular delivery	$77,200,061
Delayed delivery	1,086,496
Payable for fund shares redeemed	16,271,503
Accrued management fee	1,883,947
Other payables and accrued expenses	832,516
Collateral on securities loaned	123,287,697
Total Liabilities		220,562,220
Net Assets		$31,184,079,690
Net Assets consist of:
Paid in capital		$28,974,841,941
Total accumulated earnings (loss)		2,209,237,749
Net Assets		$31,184,079,690
Net Asset Value, offering price and redemption price per share ($31,184,079,690 ÷ 2,610,569,593 shares)		$11.95
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends:
Unaffiliated issuers		$187,765,762
Affiliated issuers		452,659,122
Interest		66,205,814
Income from Fidelity Central Funds (including $736,041 from security lending)		6,211,737
Income before foreign taxes withheld		$712,842,435
Less foreign taxes withheld		(16,319,708)
Total Income		696,522,727
Expenses
Management fee	$76,370,904
Custodian fees and expenses	398,484
Independent trustees' fees and expenses	136,894
Registration fees	1,282,359
Audit	88,372
Legal	24,488
Miscellaneous	122,620
Total expenses before reductions	78,424,121
Expense reductions	(59,528,514)
Total expenses after reductions		18,895,607
Net Investment income (loss)		677,627,120
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(166,859,102)
Affiliated issuers	(80,781,459)
Foreign currency transactions	485,926
Futures contracts	78,877,395
Capital gain distributions from underlying funds:
Affiliated issuers	62,813,905
Total net realized gain (loss)		(105,463,335)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,015,183,145
Affiliated issuers	2,173,730,101
Assets and liabilities in foreign currencies	125,775
Futures contracts	11,363,713
Total change in net unrealized appreciation (depreciation)		3,200,402,734
Net gain (loss)		3,094,939,399
Net increase (decrease) in net assets resulting from operations		$3,772,566,519
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$677,627,120	$411,623,331
Net realized gain (loss)	(105,463,335)	(1,055,181,421)
Change in net unrealized appreciation (depreciation)	3,200,402,734	(893,194,304)
Net increase (decrease) in net assets resulting from operations	3,772,566,519	(1,536,752,394)
Distributions to shareholders	(655,693,107)	(932,369,267)

Share transactions
Proceeds from sales of shares	10,931,031,106	6,042,249,354
Reinvestment of distributions	619,143,606	908,934,682
Cost of shares redeemed	(3,812,653,511)	(8,739,005,114)

Net increase (decrease) in net assets resulting from share transactions	7,737,521,201	(1,787,821,078)
Total increase (decrease) in net assets	10,854,394,613	(4,256,942,739)

Net Assets
Beginning of period	20,329,685,077	24,586,627,816
End of period	$31,184,079,690	$20,329,685,077

Other Information
Shares
Sold	975,924,560	582,743,564
Issued in reinvestment of distributions	53,559,135	84,478,706
Redeemed	(343,347,643)	(851,489,717)
Net increase (decrease)	686,136,052	(184,267,447)

Financial Highlights
Strategic Advisers® Fidelity® International Fund

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$10.56	$11.66	$12.16	$9.84	$9.66
Income from Investment Operations
Net investment income (loss) B,C	.32	.21	.27	.10	.20
Net realized and unrealized gain (loss)	1.35	(.84)	(.03)	2.37	.31
Total from investment operations	1.67	(.63)	.24	2.47	.51
Distributions from net investment income	(.28)	(.21)	(.25)	(.08)	(.19)
Distributions from net realized gain	-	(.26)	(.49)	(.07)	(.14)
Total distributions	(.28)	(.47)	(.74)	(.15)	(.33)
Net asset value, end of period	$11.95	$10.56	$11.66	$12.16	$9.84
Total Return D	15.91%	(5.41)%	1.59%	25.35%	5.10%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.33%	.32%	.30%	.28%	.29%
Expenses net of fee waivers, if any	.08%	.07%	.05%	.03%	.04%
Expenses net of all reductions	.08%	.07%	.05%	.03%	.04%
Net investment income (loss)	2.85%	2.02%	2.09%	.93%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$31,184,080	$20,329,685	$24,586,628	$16,450,240	$8,776,005
Portfolio turnover rate G	16%	16%	17%	6%	6%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Strategic Advisers Fidelity International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity International Fund	$43,045

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying mutual funds or exchange-traded funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,823,260,841
Gross unrealized depreciation	(562,589,677)
Net unrealized appreciation (depreciation)	$3,260,671,164
Tax Cost	$27,975,911,872

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$41,415,119
Capital loss carryforward	$(1,092,750,270)
Net unrealized appreciation (depreciation) on securities and other investments	$3,260,572,900

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(621,496,238)
Long-term	(471,254,032)
Total capital loss carryforward	$(1,092,750,270)

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$655,693,107	$ 394,858,096
Long-term Capital Gains	-	537,511,171
Total	$655,693,107	$ 932,369,267

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity International Fund	11,671,888,372	3,538,544,948

5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .32% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors and Geode Capital Management, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Effective March 7, 2024, the Fund's sub-subadvisory agreement with FIL Investment Advisors (FIA) and FIL Investment Advisors (UK) Limited (FIA(UK)) will be amended. Pursuant to the sub-subadvisory agreement, FIA may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIA may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIA believes it would be beneficial to the Fund (discretionary services). FIA, not the Fund, pays FIA(UK). For providing non-discretionary services, FIA will pay FIA(UK) a fee equal to 110% of FIA(UK)'s costs incurred in connection with providing such services. For providing discretionary services, FIA will pay FIA(UK) a fee equal to a percentage of the Fund's monthly average net assets managed by FIA(UK) on a discretionary basis. The fee rate will be based on the monthly average net assets managed by FIA(UK) on behalf of FIA pursuant to sub-advisory arrangements less any assets managed by FIA(UK) on behalf of FIA on which a reduction is applicable to the fee paid to FIA(UK) (Average Group Assets). The fee rate will be calculated on a cumulative basis pursuant to the following graduated fee rate schedule. FIA(UK)'s fee will not exceed 50% of the fee that FIA receives from Strategic Advisers for services provided on behalf of the Fund.

Average Group Assets	Annualized Fee Rate
from $0 - $500 million	.32%
$500 million - $1 billion	.27%
Over $1 billion	.24%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity International Fund	$ 754

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Fidelity International Fund	64,423,245	66,875,003	(7,146,995)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Fidelity International Fund	8,243

6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity International Fund	$38,956

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Fidelity International Fund	$79,852	$ -	$-

9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $ 59,523,566.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4,948.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity International Fund
Fidelity Diversified International Fund	24%
Fidelity International Capital Appreciation Fund	38%
Fidelity International Discovery Fund	31%
Fidelity International Real Estate Fund	15%
Fidelity Japan Fund	24%
Fidelity Japan Smaller Companies Fund	10%
Fidelity Overseas Fund	33%
Fidelity Pacific Basin Fund	16%
Fidelity SAI International Index Fund	41%
Fidelity SAI International Low Volatility Index Fund	38%
Fidelity SAI International Momentum Index Fund	47%
Fidelity SAI International Quality Index Fund	22%
Fidelity SAI International Small Cap Index Fund	68%
Fidelity SAI International Value Index Fund	83%
Fidelity SAI Japan Stock Index Fund	13%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Nancy D. Prior is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Nancy D. Prior (1967)
Year of Election or Appointment: 2023
Trustee
Chair of the Board of Trustees
Ms. Prior also serves as Trustee of other funds. Ms. Prior serves as a Senior Adviser at Fidelity Investments (investment adviser firm, 2021-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2018-present) and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2018-present). Prior to her retirement, Ms. Prior held a variety of positions at Fidelity Investments (2002-2020), including President of Fixed Income (2014-2020),), President of Multi-Asset Class Strategies  (2017-2018), President of Money Markets and Short Duration Bonds  (2013-2014), and President of Money Markets  (2011-2013). Ms. Prior also served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Vice President of Global Asset Allocation Funds (2017-2019), Vice President of Fidelity's Bond Funds (2014-2020), and Vice President of Fidelity's Money Market Funds (2012-2020).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair Emerita (2024-present) and past Chair (2014-2023) and Chief Executive Officer (2013-2023) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2017-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Overseer of the Boston Symphony Orchestra (2014-2023), Member of the Board of Directors (2016-2023), Member of the Executive Committee (2019-2023) and Secretary (2022-2023) of The Advertising Council, Inc., Member of the Board of Directors of The Ad Club of Boston (2020-2023), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Harold Singleton III (1962)
Year of Election or Appointment: 2023
Trustee
Mr. Singleton also serves as Trustee of other funds. Mr. Singleton is a member of the Board of Directors of Hershey Trust Company (2023-present). Previously, Mr. Singleton served as a member of the Board of Directors and Chair of the Audit Committee of WisdomTree, Inc. (global investment manager, 2022-2023). He also served as Vice President, Managing Director/Head of Manager Selection and Portfolio Construction (2016-2022) and Vice President/Head of Client Portfolio Management (2014-2016) of Lincoln Financial Group (insurance and retirement services). Mr. Singleton also served as a member of the Board of Directors and Investment Committee of The Vantagepoint Funds (2013-2014). Mr. Singleton served in various capacities at PineBridge Investments (global investment manager), including Managing Director, Head of Asset Management Companies and Global Head of Retail and Intermediary Sales (2010-2012), Managing Director, Global Head of Equity and Fixed Income Product Specialists (2009-2010) and Managing Director, Equity Product Specialist (Client Portfolio Manager) (2007-2010). He also served as Chairman of the Board of Directors of PineBridge East Africa (2011-2012) and PineBridge Taiwan (2011-2012). Mr. Singleton formerly served in various equity portfolio management and analyst positions, including at UBS Global Asset Management (2003-2006), Metropolitan West Capital Management (2000-2003) and Brinson Partners (investment manager, 1996-2000). Mr. Singleton is a Life Trustee, member of the Executive Committee and Chair of the Investment Committee of the Board of Trustees of the Illinois Institute of Technology (2012-present) and Chair of the Investment Committee (2010-present) of the Executive Leadership Council (nonprofit).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz is a Senior Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present. Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee is a Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments. Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Strategic Advisers® Fidelity® International Fund	.08%
Actual		$ 1,000	$ 1,098.80	$ .42
Hypothetical-B		$ 1,000	$ 1,024.47	$ .40

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $15,001,616 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 76.81% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2922 and $0.0202 for the dividend paid December 29, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Strategic Advisers Fidelity International Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with FIAM LLC, FIL Investment Advisors, and Geode Capital Management, LLC (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, and FIL Investment Advisors (UK) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.
At its September 2023 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered.
Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.
The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.
Investment Performance. In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund over different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).
The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. The Board also considered information about performance attribution. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds over different time periods and discussed with Strategic Advisers the reasons for any such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The
Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with the fund's performance notwithstanding that it lags its benchmark index peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.
In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Strategic Advisers funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); and (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group").
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended December 31, 2022 and below the competitive median of the asset size peer group for the 12-month period ended December 31, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended December 31, 2022.
Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.
Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered. Further, based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.
On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.
The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.912839.113
SIL-ANN-0424
Strategic Advisers® Emerging Markets Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 29, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Emerging Markets Fund	10.55%	2.85%	3.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Management's Discussion of Fund Performance
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.70% for the 12 months ending February 29, 2024, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a mostly favorable backdrop for risk assets. The index's strong performance this period was driven, in part, by a narrow set of companies in the information technology sector and exuberance for generative artificial intelligence. Following historic global monetary tightening in some countries throughout 2022 and for most of 2023, investor sentiment shifted in the fourth quarter of last year to a view that policy rates had peaked, and policymakers would likely cut rates in 2024. This provided support for international stocks, with the index gaining 9.78% in the fourth quarter of 2023, reversing a three-month decline (-3.75%) at the end of September amid a stalling pattern in disinflationary trends, heightened geopolitical risk, soaring yields on longer-term U.S. government bonds, and weak economic conditions in the eurozone and China. For the full 12 months, each of six regions advanced, with Japan (+27%) leading by the widest margin, while Europe ex U.K. (+16%) also outpaced the benchmark. The Asia Pacific ex Japan (+3%) and U.K. (+5%) regions lagged most. Nine of the 11 sectors notably advanced, with information technology (+33%) and industrials (+21%) registering the largest gains. Conversely, real estate (-1%) lagged by the greatest amount, followed by consumer staples (0%) and communication services (+1%).
Comments from Portfolio Manager Wilfred Chilangwa:
For the fiscal year ending February 29, 2024, the Fund gained 10.55%, topping the 8.76% advance of the benchmark MSCI Emerging Markets Index. Among the Fund's underlying managers, sub-adviser Acadian Asset Management (+25%) handily outperformed and was the top relative contributor. Acadian employs a quantitative strategy combining country and economic inputs with bottom-up metrics. During the past 12 months, stock selection in China fueled its performance, supplemented by picks in India and Taiwan. Fidelity® SAI Emerging Markets Value Index Fund (+17%) also notably aided the broader Fund's relative result, aided by security selection and an underweight in China, investment choices and an overweight in India, as well as strong picks in South Korea. It was also propelled by the generally favorable performance of value stocks during the period. Sub-adviser Causeway Capital Management (+25%) also outpaced the broader Fund's benchmark by a large margin, rounding out the group of top contributors. Favorable investment choices in India, Taiwan and China drove Causeway's strong result this period. In contrast, sub-adviser T. Rowe Price (+0.2%) sharply underperformed the MSCI EM Index and was the primary relative detractor, pressured by security selection in China, Brazil, Taiwan and India. The iShares® MSCI China exchange-traded fund (-16%) also meaningfully detracted, as its result mirrored the poor performance of the Chinese market this period. During the period, we defunded our sub-advisory relationship with Somerset Capital Management and reallocated those assets to other sub-advisers in the portfolio. Overall, we kept the portfolio's risk level and style tilts close to the benchmark, relying on the expertise of our underlying managers to drive the Fund's relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 29, 2024 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Fidelity SAI Emerging Markets Value Index Fund	11.5
Fidelity SAI Emerging Markets Low Volatility Index Fund	8.3
Fidelity Advisor Emerging Markets Fund Class Z	7.1
Taiwan Semiconductor Manufacturing Co. Ltd.	5.1
Fidelity SAI Emerging Markets Index Fund	4.9
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	3.1
Samsung Electronics Co. Ltd.	2.7
Tencent Holdings Ltd.	2.5
Invesco Developing Markets Fund Class R6	1.9
abrdn Emerging Markets Fund Institutional Service Class	1.5
48.6

Market Sectors (% of Fund's net assets)
(Stocks Only)
Information Technology	14.7
Financials	12.1
Consumer Discretionary	8.6
Communication Services	4.6
Industrials	4.0
Energy	2.8
Materials	2.6
Consumer Staples	2.6
Health Care	1.5
Utilities	0.6
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 53.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 0.3%
Emirates Integrated Telecommunications Co.	18,464	29,659
Indus Towers Ltd. (a)	685,656	2,091,005
KT Corp.	175,471	5,132,338
LG Uplus Corp.	460,835	3,561,303
Ooredoo QSC	386,288	1,206,288
PT Telkom Indonesia Persero Tbk	36,022,304	9,182,424
Saudi Telecom Co.	111,471	1,261,751
Telekom Malaysia Bhd	241,800	308,269
		22,773,037
Entertainment - 0.8%
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	1,406,386	3,811,063
Com2uS Corp.	2,100	66,990
FriendTimes, Inc.	125,932	17,210
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	57,917	1,745,007
Gravity Co. Ltd. ADR (a)	279	21,503
IGG, Inc. (a)	421,000	197,340
International Games Systems Co. Ltd.	502,088	13,515,496
iQIYI, Inc. ADR (a)	426,969	1,575,516
JYP Entertainment Corp.	44,809	2,472,957
Kingnet Network Co. Ltd. (A Shares)	1,228,500	2,136,180
Kingsoft Corp. Ltd.	202,600	565,401
Mgame Corp. (a)	34,930	153,801
NetDragon WebSoft, Inc.	85,000	122,243
NetEase, Inc.	1,060,369	23,033,961
NetEase, Inc. ADR	165,288	17,837,881
Perfect World Co. Ltd. (A Shares)	883,773	1,440,857
Sea Ltd. ADR (a)	95,517	4,634,485
Tencent Music Entertainment Group ADR (a)	149,541	1,565,694
UserJoy Technology Co. Ltd.	19,950	48,219
Webzen, Inc.	11,695	145,901
		75,107,705
Interactive Media & Services - 2.9%
AfreecaTV Co. Ltd.	10,135	974,479
Autohome, Inc. ADR Class A	144,738	3,761,741
Baidu, Inc.:
Class A (a)	234,150	2,962,794
sponsored ADR (a)	27,122	2,748,272
Focus Technology Co. Ltd. (A Shares) (a)	104,700	472,185
Hello Group, Inc. ADR	228,215	1,503,937
JOYY, Inc. ADR	51,985	1,637,528
Kuaishou Technology Class B (a)(b)	235,500	1,338,495
NAVER Corp.	106,854	15,603,037
Tencent Holdings Ltd.	6,788,655	237,810,892
VTEX (a)	25,857	215,647
Weibo Corp. sponsored ADR (c)	236,382	2,155,804
Yalla Group Ltd. ADR (a)(c)	26,264	134,472
Yandex NV Series A (a)(d)	317,300	3,414,148
		274,733,431
Media - 0.1%
Arabian Contracting Services Co.	10,494	734,801
Central China Land Media Co. Ltd. (A Shares)	675,700	958,753
Changjiang Publishing & Media Co. Ltd. (A Shares)	303,860	314,062
Cheil Worldwide, Inc.	5,436	75,307
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)	1,657,241	3,543,335
Focus Media Information Technology Co. Ltd. (A Shares)	1,440,500	1,262,428
Jagran Prakashan Ltd. (a)	30,888	43,894
Korea Business News Co. Ltd.	6,677	29,750
LG HelloVision Co. Ltd. (a)	10,601	28,777
Media Prima Bhd	279,200	26,476
PT Media Nusantara Citra Tbk	3,989,800	82,766
Shandong Publishing & Media Co. Ltd. (A Shares)	1,516,200	2,227,271
Woongjin Holdings Co. Ltd.	19,424	36,218
Xiamen Jihong Technology Co. Ltd.	88,800	198,757
Xinhua Winshare Publishing and Media Co. Ltd.	18,795	17,116
Zhejiang Publishing & Media Co. Ltd.	174,000	203,563
		9,783,274
Wireless Telecommunication Services - 0.5%
America Movil S.A.B. de CV Series L	3,350,265	3,137,142
Bharti Airtel Ltd.	1,654,371	22,419,177
Etihad Etisalat Co.	352,806	5,202,296
Far EasTone Telecommunications Co. Ltd.	612,000	1,521,734
Mobile Telecommunication Co.	704,037	1,150,709
Mobile Telecommunications Co. Saudi Arabia	525,232	2,086,755
MTN Group Ltd.	2,207,051	9,608,382
SK Telecom Co. Ltd.	15,497	611,685
TIM SA	1,028,100	3,757,836
Vodafone Qatar QSC	93,166	44,267
		49,539,983
TOTAL COMMUNICATION SERVICES		431,937,430
CONSUMER DISCRETIONARY - 8.6%
Automobile Components - 0.3%
Ajin Industrial Co. Ltd. (a)	27,212	87,418
FIEM Industries Ltd.	6,622	93,281
Fras-Le SA	16,700	54,926
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	2,408,200	14,502,164
Class A	261,873	1,576,997
Guangdong Dongfang Precision Science & Technology Co. Ltd. (a)	553,700	559,966
Hankook Tire Co. Ltd.	55,054	2,234,457
HDC Hyundai Engineering Plastics Co. Ltd.	9,827	32,526
Hyundai Mobis	13,384	2,430,421
Hyundai Wia Corp.	3,892	175,158
JK Tyre & Industries Ltd.	304,810	1,913,727
Kumho Tire Co., Inc. (a)	33,596	158,745
MAHLE Metal Leve SA	47,165	340,519
Pecca Group Bhd	355,500	101,133
Pha Co. Ltd.	10,325	90,615
PT Gadjah Tunggal Tbk (a)	2,245,700	167,909
Sandhar Technologies Ltd.	11,178	70,807
Sejong Industrial Co. Ltd.	11,274	50,992
Seoyon Co. Ltd.	15,754	128,588
Somboon Advance Technology PCL NVDR unit	71,100	36,819
Tianneng Power International Ltd.	243,826	220,174
Yoosung Enterprise Co. Ltd.	12,624	27,603
		25,054,945
Automobiles - 1.7%
Bajaj Auto Ltd.	34,417	3,283,866
Brilliance China Automotive Holdings Ltd.	3,544,000	2,059,544
BYD Co. Ltd. (H Shares)	468,259	11,533,253
Dongfeng Motor Group Co. Ltd. (H Shares)	918,000	392,784
Eicher Motors Ltd.	62,451	2,857,098
Hyundai Motor Co. Ltd. (a)	211,735	39,717,704
Kia Corp.	493,611	46,019,080
Li Auto, Inc. ADR (a)	550,484	25,256,206
Loncin Motor Co. Ltd.	2,186,900	1,575,837
Mahindra & Mahindra Ltd.	860,021	20,048,309
Maruti Suzuki India Ltd.	4,318	588,010
Tata Motors Ltd.	355,230	4,071,893
		157,403,584
Broadline Retail - 2.6%
Alibaba Group Holding Ltd.	11,964,967	110,002,114
Alibaba Group Holding Ltd. sponsored ADR	277,908	20,573,529
El Puerto de Liverpool S.A.B. Dcv Series C	32,299	236,289
JD.com, Inc.:
Class A	71,050	801,862
sponsored ADR	284,910	6,444,664
MercadoLibre, Inc. (a)	5,165	8,239,725
MINISO Group Holding Ltd. ADR (c)	128,457	2,354,617
Naspers Ltd. Class N	111,518	18,344,885
Ozon Holdings PLC ADR (a)(c)(d)	52,200	689,040
PDD Holdings, Inc. ADR (a)	448,398	55,843,487
Prosus NV	197,127	5,750,351
PT Mitra Adiperkasa Tbk	6,036,308	737,494
Savezon I&C Corp.	11,337	21,394
Shinsegae Co. Ltd. (a)	5,217	682,883
Vipshop Holdings Ltd. ADR (c)	907,723	17,473,668
Woolworths Holdings Ltd.	598,338	2,001,843
		250,197,845
Diversified Consumer Services - 0.6%
Human Soft Holding Co. KSCC	32,403	354,827
Multicampus Co. Ltd.	955	25,959
New Oriental Education & Technology Group, Inc. (a)	2,357,095	22,152,655
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	319,475	29,880,497
TAL Education Group ADR (a)	216,252	3,185,392
Visang Education, Inc.	8,025	36,958
		55,636,288
Hotels, Restaurants & Leisure - 2.0%
Americana Restaurants International PLC	3,524,754	3,289,507
Arcos Dorados Holdings, Inc. Class A	168,114	1,993,832
Atour Lifestyle Holdings Ltd. ADR	105,473	2,044,067
DOUBLEUGAMES Co. Ltd.	4,925	170,938
EIH Associated Hotels	4,034	35,082
EIH Ltd.	25,995	126,674
Famous Brands Ltd.	971	2,868
Gourmet Master Co. Ltd.	44,000	123,168
H World Group Ltd. ADR	229,087	8,375,421
HJ Magnolia Yongpyong Hotel & Resort Corp. (a)	9,677	22,283
Jiumaojiu International Holdings Ltd. (b)	1,933,000	1,343,064
Jollibee Food Corp.	667,980	3,252,875
Las Vegas Sands Corp.	164,808	8,985,332
Leejam Sports Co. JSC	27,790	1,596,130
Luckin Coffee, Inc. ADR (a)(c)	21,200	467,057
MakeMyTrip Ltd. (a)	132,618	8,181,204
Meituan Class B (a)(b)	2,863,556	29,071,305
MK Restaurants Group PCL NVDR unit	29,200	30,487
OPAP SA	323,697	5,901,998
Sands China Ltd. (a)	932,400	2,655,664
Shangri-La Asia Ltd. (a)	7,670,000	4,986,308
Tongcheng Travel Holdings Ltd. (a)	2,246,800	5,670,447
Trip.com Group Ltd. (a)	34,300	1,556,887
Trip.com Group Ltd. ADR (a)	1,018,902	45,310,572
Wonderla Holidays Ltd.	9,374	106,818
Wowprime Corp.	261,685	1,984,279
Yum China Holdings, Inc.	370,890	15,907,472
Yum China Holdings, Inc. (Hong Kong)	89,652	3,916,085
Zomato Ltd. (a)	14,998,773	29,936,027
		187,043,851
Household Durables - 0.6%
Changhong Meiling Co. Ltd. (A Shares)	1,281,892	1,508,601
Daewon Co. Ltd.	1,538	5,954
Guangdong Vanward New Electric Co. Ltd. (A Shares)	1,147,166	1,447,392
Haier Smart Home Co. Ltd.	353,000	1,069,111
Haier Smart Home Co. Ltd. (A Shares)	7,327,367	24,554,857
Hisense Home Appliances Group Co. Ltd. (H Shares)	117,365	371,755
KingClean Electric Co. Ltd. (A Shares)	39,600	119,869
LG Electronics, Inc.	91,653	6,513,233
Midea Group Co. Ltd.:
(A Shares)	1,756,655	15,304,585
(A Shares)	271,700	2,367,144
Skyworth Group Ltd.	2,109,457	746,305
TCL Electronics Holdings Ltd.	591,000	216,638
Vatti Corp. Ltd. (A Shares)	856,200	682,468
Viomi Technology Co. Ltd. ADR Class A (a)	71,922	45,311
Ya Horng Electronic Co. Ltd.	13,000	26,903
Zhejiang Meida Industal Co. Ltd. (A Shares)	343,100	447,212
Zhejiang Supor Cookware Co. Ltd.	167,600	1,288,827
Zhiou Home Furnishing Technology Co. Ltd.	59,100	191,803
		56,907,968
Leisure Products - 0.0%
Xiamen Comfort Science & Technology Group Co. Ltd. (A Shares)	521,100	497,276
Specialty Retail - 0.2%
Abdullah Saad Mohammed Abo Moati Stationaries Co.	4,025	33,324
Beijing Caishikou Department Store Co. Ltd. (A Shares)	283,900	492,870
Bermaz Auto Bhd	183,300	94,248
China Harmony Auto Holding Ltd.	410,110	32,999
Dogus Otomotiv Servis ve Ticaret A/S	167,829	1,436,124
EEKA Fashion Holdings Ltd.	65,065	113,019
Foschini Group Ltd./The	355,241	1,937,341
Grand Baoxin Auto Group Ltd. (a)	209,460	4,548
HLA Group Corp. Ltd. (A Shares)	338,500	406,370
Index Living Mall PCL NVDR	230,500	143,752
Lewis Group Ltd.	7,250	16,141
Lojas Renner SA	1,734,052	5,511,461
LOTTE Hi-Mart Co. Ltd.	3,717	27,890
Pepkor Holdings Ltd. (b)	2,859,894	2,783,849
Pou Sheng International (Holdings) Ltd.	265,273	18,973
SSI Group, Inc.	124,000	7,565
United Electronics Co.	35,380	900,939
Vibra Energia SA	338,300	1,759,860
Zhongsheng Group Holdings Ltd. Class H	3,046,000	5,586,635
		21,307,908
Textiles, Apparel & Luxury Goods - 0.6%
Anta Sports Products Ltd.	753,270	7,384,057
Arezzo Industria e Comercio SA	464,111	5,529,821
Arvind Mills Ltd.	81,229	274,373
Baiksan Co. Ltd. (a)	7,622	64,039
Baoxiniao Holding Co. Ltd. (A Shares)	1,804,400	1,644,095
Bosideng International Holdings Ltd.	410,000	206,846
Cabbeen Fashion Ltd.	75,881	9,110
CCC SA (a)	11,604	220,857
CECEP COSTIN New Materials Group Ltd. (a)(d)	741,000	1
Century Enka Ltd.	5,958	32,020
ECLAT Textile Co. Ltd.	778,106	13,275,323
Joeone Co. Ltd.	62,100	78,698
Kddl Ltd.	299	9,412
Kewal Kiran Clothing Ltd.	11,290	102,576
LF Corp.	4,141	40,560
Li Ning Co. Ltd.	2,049,920	5,110,727
Mavi Jeans Class B (b)	239,363	1,087,543
MC Group PCL NVDR	362,300	140,209
Pou Chen Corp.	1,452,000	1,399,198
Sabina Public Co. Ltd. NVDR	10,600	7,452
Samsonite International SA (a)(b)	1,561,200	5,453,582
Shenzhen Fuanna Bedding & Furnishing Co. Ltd. (A Shares)	235,400	340,232
Shenzhou International Group Holdings Ltd.	1,272,388	10,490,152
Shinsung Tongsang Co. Ltd.	20,237	28,853
Sutlej Textiles & Industries Ltd.	10,634	8,364
Titan Co. Ltd.	39,004	1,705,363
Vardhman Textiles Ltd.	19,291	99,765
Welspun India Ltd.	65,932	123,083
Youngone Corp.	30,882	1,017,517
Zhejiang Semir Garment Co. Ltd. (A Shares)	1,298,500	1,002,507
Zhejiang Xinao Textiles, Inc. (A Shares)	151,600	149,098
		57,035,433
TOTAL CONSUMER DISCRETIONARY		811,085,098
CONSUMER STAPLES - 2.6%
Beverages - 0.9%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	133,943	667,753
Becle S.A.B. de CV	383,969	897,506
Budweiser Brewing Co. APAC Ltd. (b)	1,257,800	2,037,027
China Resources Beer Holdings Co. Ltd.	1,425,193	6,179,871
Coca-Cola FEMSA S.A.B. de CV sponsored ADR	18,112	1,757,770
Fomento Economico Mexicano S.A.B. de CV sponsored ADR (c)	150,682	18,720,732
Fraser & Neave Holdings Bhd	17,600	109,409
Haad Thip Co. Ltd. NVDR	194,000	91,281
Kweichow Moutai Co. Ltd.:
(A Shares)	6,600	1,556,203
(A Shares)	181,024	42,683,352
Nongfu Spring Co. Ltd. (H Shares) (b)	397,200	2,252,466
Power Root Bhd	59,000	20,763
Tsingtao Brewery Co. Ltd. (H Shares)	739,000	4,742,927
Varun Beverages Ltd.	195,760	3,326,232
		85,043,292
Consumer Staples Distribution & Retail - 1.1%
Al-Dawaa Medical Services Co.	18,736	571,527
Almunajem Foods Co.	17,552	490,481
BBB Foods, Inc.	178,159	3,739,557
Bid Corp. Ltd.	324,162	7,583,498
BinDawood Holding Co.	205,239	390,744
CarrefourSA Carrefour Sabanci Ticaret Merkezi A/S (a)	9,671	47,191
Chengdu Hongqi Chain Co. Ltd. (A Shares)	96,800	63,154
Clicks Group Ltd.	207,314	3,243,632
CP ALL PCL (For. Reg.)	1,200	1,921
Eurocash SA	18,587	78,526
Jeronimo Martins SGPS SA	167,335	4,000,527
Migros Turk Ticaret A/S	96,435	1,523,032
PT Sumber Alfaria Trijaya Tbk	10,690,900	1,870,822
PUREGOLD Price Club, Inc.	8,518,425	4,166,415
Raia Drogasil SA	3,933,118	21,077,481
Saudi Marketing Co.	22,945	172,227
Shoprite Holdings Ltd.	1,113,943	14,996,995
Wal-Mart de Mexico SA de CV Series V	7,160,015	28,670,726
X5 Retail Group NV GDR (Reg. S) (a)(d)	10,262	125,196
Yifeng Pharmacy Chain Co. Ltd.	1,214,829	6,654,930
		99,468,582
Food Products - 0.4%
AVI Ltd.	480,547	2,240,381
Bombay Burmah Trading Co.	7,611	159,478
Chacha Food Co. Ltd. (A Shares)	411,900	1,954,457
Cheng de Lolo Co. Ltd. Class A	20,900	22,968
China Mengniu Dairy Co. Ltd.	1,910,000	4,800,920
Daesang Corp.	10,638	156,533
DCM Shriram Industries Ltd.	20,253	47,227
Dhampur Sugar Mills Ltd.	42,112	121,873
Dwarikesh Sugar Industries Ltd.	32,054	30,142
FGV Holdings Bhd (b)	97,000	29,639
Gruma S.A.B. de CV Series B	631,126	11,239,314
Indofood Sukses Makmur Tbk PT	3,852,800	1,624,232
Kaveri Seed Co. Ltd.	17,362	139,187
Maeil Dairies Co. Ltd. (a)	1,869	57,102
Magadh Sugar & Energy Ltd. (a)	2,554	19,236
Mezzan Holding Co. KSCC	120,974	243,717
Minerva SA	287,800	394,262
NongShim Co. Ltd.	1,911	497,994
PT Indofood CBP Sukses Makmur Tbk	2,524,100	1,855,129
PT Japfa Comfeed Indonesia Tbk	525,400	38,448
PT Mayora Indah Tbk	116,490	18,235
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	466,264	25,071
PT Triputra Agro Persada	990,800	34,361
Samyang Holdings Corp. (a)	1,083	59,040
Saudi Dairy & Foodstuffs Co.	505	51,223
Shandong Bailong Chuangyuan Bio-Tech Co. Ltd.	21,900	81,950
SKM Egg Products Export Ltd.	9,149	28,144
SLC Agricola SA	208,000	822,611
TH Plantations Bhd	261,500	39,400
The National Agriculture Development Co. (a)	25,343	223,338
The Savola Group	12,731	179,917
Three-A Resources Bhd	93,000	17,442
Uni-President China Holdings Ltd.	105,000	63,031
Uni-President Enterprises Corp.	1,835,391	4,447,711
United Plantations Bhd	16,500	76,911
		31,840,624
Household Products - 0.0%
Jyothy Laboratories Ltd.	45,684	254,639
Opple Lighting Co. Ltd. (A Shares)	381,800	871,560
		1,126,199
Personal Care Products - 0.2%
Able C&C Ltd.	5,949	29,847
AMOREPACIFIC Corp.	55,164	4,940,497
Bajaj Consumer Care Ltd.	34,018	96,294
Colgate-Palmolive Ltd.	80,373	2,449,876
Emami Ltd.	35,733	200,876
Gillette India Ltd.	254	19,941
Hangzhou Haoyue Personal Care Co. Ltd.	27,139	141,497
Hindustan Unilever Ltd.	364,135	10,596,572
Procter & Gamble Hygiene & Hea	880	167,128
		18,642,528
Tobacco - 0.0%
Godfrey Phillips India Ltd.	5,107	182,203
ITC Ltd.	410,200	2,010,547
KT&G Corp.	7,967	554,832
PT Gudang Garam Tbk	191,367	247,505
		2,995,087
TOTAL CONSUMER STAPLES		239,116,312
ENERGY - 2.2%
Energy Equipment & Services - 0.0%
China Oilfield Services Ltd. (H Shares)	664,000	585,171
Dayang Enterprise Holdings Bhd	140,600	69,033
Gulf International Services QSC	188,474	148,564
		802,768
Oil, Gas & Consumable Fuels - 2.2%
Adnoc Gas PLC	728,921	625,138
Anhui Hengyan Coal Industry & Electricity Power Co. Ltd. (A Shares)	158,400	272,129
Bangchak Corp. PCL:
(For. Reg.)	679,600	785,227
NVDR	174,200	201,275
Banpu PCL NVDR	6,980,100	1,088,287
Bharat Petroleum Corp. Ltd.	373,869	2,723,455
Chennai Petroleum Corp. Ltd.	199,467	2,127,255
China Coal Energy Co. Ltd. (H Shares)	218,000	235,277
China Coal Xinji Energy Co. Ltd. (A Shares)	767,300	754,636
China Merchants Energy Shipping Co. Ltd. (A Shares)	2,228,960	2,232,479
China Petroleum & Chemical Corp. (H Shares)	9,125,166	5,046,551
China Shenhua Energy Co. Ltd. (H Shares)	139,500	538,971
Coal India Ltd.	2,867,736	15,107,549
COSCO Shipping Energy Transportation Co. Ltd. (H Shares)	434,000	410,747
Exxaro Resources Ltd.	166,842	1,545,942
Gazprom OAO (a)(d)	1,235,592	131,481
Gazprom OAO sponsored ADR (Reg. S) (a)(d)	968,777	221,307
Hindustan Petroleum Corp. Ltd.	398,578	2,449,311
Indian Oil Corp. Ltd.	3,347,070	6,684,449
Lanna Resources PCL NVDR	67,600	28,420
LUKOIL PJSC (a)(d)	165,638	52,136
LUKOIL PJSC sponsored ADR (a)(d)	200,700	3,331,620
Mangalore Refinery & Petrochemicals Ltd.	117,420	322,677
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	191,651	1,524,866
Oil & Natural Gas Corp. Ltd.	3,091,509	9,868,065
Oil India Ltd.	106,247	700,516
OMV AG	26,142	1,151,079
Orlen SA	157,588	2,446,045
PetroChina Co. Ltd. (H Shares)	40,255,194	31,722,913
Petroleo Brasileiro SA - Petrobras (ON)	107,761	893,546
Petronet LNG Ltd.	111,563	368,019
Prio SA	1,353,770	11,903,459
PT Adaro Energy Indonesia Tbk	48,985,000	7,543,347
PT Baramulti Suksessarana Tbk	28,475	6,577
PT Bukit Asam Tbk	5,256,626	856,313
PT Indika Energy Tbk	1,227,841	106,259
PT Indo Tambangraya Megah Tbk	651,800	1,086,679
PT TBS Energi Utama Tbk	536,600	8,673
PT United Tractors Tbk	1,174,200	1,757,751
PTT Exploration and Production PCL:
(For. Reg.)	2,211,623	9,297,837
NVDR	831,300	3,494,851
PTT PCL NVDR	2,927,000	2,791,112
Reliance Industries Ltd.	1,479,226	52,134,709
Rosneft Oil Co. OJSC (a)(d)	634,013	107,826
Saudi Arabian Oil Co. (b)	319,013	2,696,508
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	107,835	387,619
Sinopec Kantons Holdings Ltd.	28,235	12,802
StealthGas, Inc. (a)	18,136	111,899
Susco Public Co. Ltd. NVDR unit	49,300	6,698
Tatneft PAO sponsored ADR (a)(d)	28,136	157,562
Thai Oil PCL NVDR	1,167,000	1,819,503
TotalEnergies SE	88,191	5,621,224
Turkiye Petrol Rafinerileri A/S	339,983	1,761,339
Ultrapar Participacoes SA	756,500	4,467,993
Vista Energy S.A.B. de CV ADR (a)	54,461	2,004,165
Yankuang Energy Group Co. Ltd. (H Shares)	216,000	498,790
		206,232,863
TOTAL ENERGY		207,035,631
FINANCIALS - 11.7%
Banks - 8.5%
Absa Group Ltd.	751,139	6,405,438
Abu Dhabi Islamic Bank	164,367	502,998
Agricultural Bank of China Ltd. (H Shares)	39,205,980	16,124,051
Akbank TAS	551,306	733,980
Al Rajhi Bank	792,611	18,809,796
Alinma Bank	935,002	10,957,347
Alliance Bank Malaysia Bhd	59,900	44,936
AMMB Holdings Bhd	48,800	44,630
Arab National Bank	407,889	3,029,013
Axis Bank Ltd.	4,321,425	56,046,372
Axis Bank Ltd. sponsored GDR (Reg. S)	122,564	7,991,173
Banco de Chile	21,632,481	2,507,958
Banco do Brasil SA	1,486,077	17,296,859
Banco Santander Chile sponsored ADR	121,235	2,379,843
Bangkok Bank PCL NVDR	1,559,100	6,207,317
Bank For Foreign Trade JSC (a)	567,900	2,241,650
Bank of Baroda	868,443	2,780,966
Bank of China Ltd. (H Shares)	8,438,000	3,319,374
Bank of Communications Co. Ltd. (H Shares)	3,615,703	2,373,678
Bank Polska Kasa Opieki SA	158,392	6,862,291
Banque Saudi Fransi	38,204	388,122
BDO Unibank, Inc.	1,387,696	3,776,211
BNK Financial Group, Inc.	85,128	478,099
Canara Bank Ltd.	588,947	4,010,268
Capitec Bank Holdings Ltd.	183,036	19,255,712
China CITIC Bank Corp. Ltd. (H Shares)	1,234,000	657,230
China Construction Bank Corp. (H Shares)	77,580,973	48,112,323
China Merchants Bank Co. Ltd. (H Shares)	1,628,000	6,295,509
China Minsheng Banking Corp. Ltd. (H Shares)	1,024,000	360,973
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	2,160,081	871,813
CIMB Group Holdings Bhd	1,526,600	2,078,145
Credicorp Ltd. (United States)	200,832	34,318,172
CTBC Financial Holding Co. Ltd.	12,268,934	11,396,375
Dcb Bank Ltd.	51,533	79,542
DGB Financial Group Co. Ltd.	80,436	533,664
Dubai Islamic Bank Pakistan Ltd.	125,093	219,333
Emirates NBD Bank PJSC	952,963	4,748,015
Eurobank Ergasias Services and Holdings SA (a)	2,216,472	4,579,119
First Abu Dhabi Bank PJSC	603,174	2,239,969
Grupo Financiero Banorte S.A.B. de CV Series O	3,121,954	32,277,791
Gulf Bank	538,253	515,953
Haci Omer Sabanci Holding A/S	798,498	2,032,582
Hana Financial Group, Inc.	359,316	15,229,188
HDFC Bank Ltd.	2,911,586	49,186,270
HDFC Bank Ltd. sponsored ADR	120,678	6,456,273
Hong Leong Credit Bhd	23,800	85,260
ICICI Bank Ltd.	4,364,546	55,447,296
ICICI Bank Ltd. sponsored ADR	330,968	8,476,090
Indian Bank	69,287	438,942
Industrial & Commercial Bank of China Ltd. (H Shares)	65,762,360	33,710,632
KB Financial Group, Inc.	510,943	24,295,729
Komercni Banka A/S	11,035	384,070
Kotak Mahindra Bank Ltd.	243,864	4,970,095
Krung Thai Bank PCL NVDR	3,506,600	1,571,832
National Bank of Greece SA (a)	5,046,357	39,509,520
Nova Ljubljanska banka d.d. GDR	357,405	7,725,667
Nu Holdings Ltd. (a)	2,896,846	32,097,054
OTP Bank PLC	540,321	25,905,861
Piraeus Financial Holdings SA (a)	699,287	3,076,063
Powszechna Kasa Oszczednosci Bank SA	1,466,813	20,409,239
PT Bank Central Asia Tbk	47,920,576	30,112,357
PT Bank Danamon Indonesia Tbk Series A	355,601	65,848
PT Bank Mandiri (Persero) Tbk	23,383,474	10,415,801
PT Bank Negara Indonesia (Persero) Tbk	9,524,115	3,636,315
PT Bank Rakyat Indonesia (Persero) Tbk	37,849,795	14,752,147
PT Bank Tabungan Negara (Persero) Tbk	1,476,200	134,328
Qatar National Bank SAQ	1,303,843	5,453,867
Saudi Awwal Bank	185,404	2,039,281
Saudi Investment Bank/The	36,473	157,356
Sberbank of Russia (a)(d)	2,908,251	18,184
Sberbank of Russia:
(RTSX) (a)(d)	328,709	2,055
sponsored ADR (a)(d)	1,288,149	22,929
Sharjah Islamic Bank	49,446	29,617
Shinhan Financial Group Co. Ltd.	224,421	7,315,274
Standard Bank Group Ltd.	1,004,113	10,565,698
The Karnataka Bank Ltd.	313,067	859,381
The Karur Vysya Bank Ltd.	528,830	1,171,279
The Saudi National Bank	3,278,822	37,025,868
Turkiye Garanti Bankasi A/S	208,894	422,049
Union Bank of India Ltd.	1,507,273	2,660,161
Woori Financial Group, Inc.	168,946	1,885,029
Yapi ve Kredi Bankasi A/S	1,004,202	742,746
		804,347,241
Capital Markets - 0.7%
Alexander Forbes Group Holdings Ltd.	888	306
Angel One Ltd.	59,075	1,983,087
Authum Investment Infrastucture Ltd. (a)	2,159	21,427
B3 SA - Brasil Bolsa Balcao	2,571,343	6,636,425
Banco BTG Pactual SA unit	3,876,456	28,376,865
BSE Ltd.	31,306	893,861
Bursa Malaysia Bhd	184,600	290,583
Central Depository Services (India) Ltd.	8,584	198,526
China Galaxy Securities Co. Ltd. (H Shares)	3,176,000	1,671,259
Daishin Securities Co. Ltd.	3,234	39,789
HDFC Asset Management Co. Ltd. (b)	64,797	2,933,629
Hyundai Motor IB Securities Co. Ltd.	4,263	29,528
IIFL Securities Ltd.	73,620	131,396
Kenanga Investment Bank Bhd	148,400	34,086
KFin Technologies Ltd. (a)	22,127	183,153
Kiwoom Securities Co. Ltd.	9,387	883,580
Korea Investment Holdings Co. Ltd.	20,275	1,077,961
Motilal Oswal Financial Services Ltd.	2,593	50,520
Nahar Capital & Finance Services Ltd.	1,596	5,922
Nippon Life India Asset Management Ltd. (b)	25,242	157,018
Noah Holdings Ltd. sponsored ADR	41,583	462,403
Prudent Corporate Advisory Services Ltd.	1,292	21,271
Samsung Securities Co. Ltd.	49,530	1,541,073
UTI Asset Management Co. Ltd.	8,319	89,989
VLS Finance Ltd.	24,557	82,844
XP, Inc. Class A	576,965	13,639,453
		61,435,954
Consumer Finance - 0.3%
FinVolution Group ADR	175,516	917,949
Gentera S.A.B. de CV	6,028,551	9,061,794
Kaspi.KZ JSC GDR (Reg. S)	81,056	8,364,979
Lufax Holding Ltd. ADR (c)	183,107	571,294
Manappuram General Finance & Leasing Ltd.	1,498,937	3,186,111
Paisalo Digital Ltd.	95,692	212,809
Qifu Technology, Inc. ADR	102,125	1,577,831
Repco Home Finance Ltd.	17,748	93,520
Shriram Transport Finance Co. Ltd.	131,969	3,882,256
The Leadcorp, Inc.	5,937	26,453
Ujjivan Financial Services Ltd.	71,558	473,960
		28,368,956
Financial Services - 0.6%
Chailease Holding Co. Ltd.	4,143,543	22,844,405
FirstRand Ltd.	4,866,165	16,435,358
Indiabulls Housing Finance Ltd.	205,419	468,726
Indiabulls Housing Finance Ltd.	102,709	123,469
Jio Financial Services Ltd.	287,613	1,075,578
L&T Finance Holdings Ltd.	581,020	1,171,572
LIC Housing Finance Ltd.	246,922	1,930,069
Power Finance Corp. Ltd.	1,431,571	6,919,965
PTC India Financial Services Ltd.	196,803	105,886
REC Ltd.	1,915,938	10,217,026
		61,292,054
Insurance - 1.6%
Agesa Hayat Ve Emeklilik A/S	63,494	131,129
AIA Group Ltd.	3,898,072	31,423,087
Caixa Seguridade Participacoes	328,300	949,020
Cathay Financial Holding Co. Ltd.	3,722,993	5,299,069
China Life Insurance Co. Ltd. (H Shares)	24,361,242	30,025,670
China Pacific Insurance (Group) Co. Ltd. (H Shares)	5,913,571	11,284,086
China Taiping Insurance Group Ltd.	2,971,634	2,592,281
Db Insurance Co. Ltd.	22,138	1,637,869
Fubon Financial Holding Co. Ltd.	523,000	1,123,630
Hanwha Life Insurance Co. Ltd. (a)	130,319	307,399
HDFC Standard Life Insurance Co. Ltd. (b)	1,567,828	11,007,611
Hyundai Marine & Fire Insurance Co. Ltd.	40,808	962,586
IRB Brasil Resseguros SA (a)	48,500	378,743
Momentum Metropolitan Holdings	150,789	163,840
Old Mutual Ltd.	862,710	537,057
OUTsurance Group Ltd.	254,415	552,338
PICC Property & Casualty Co. Ltd. (H Shares)	4,944,697	6,770,184
Ping An Insurance Group Co. of China Ltd. (H Shares)	3,061,750	13,616,121
Powszechny Zaklad Ubezpieczen SA	1,117,168	13,739,731
PT Panin Financial Tbk (a)	2,868,938	47,466
Samsung Fire & Marine Insurance Co. Ltd.	66,485	14,836,234
Samsung Life Insurance Co. Ltd.	16,237	1,178,185
Sanlam Ltd.	170,247	652,850
Saudi Arabian Cooperative Insurance Co.	15,991	73,766
Tongyang Life Insurance Co. Ltd. (a)	6,771	29,509
		149,319,461
TOTAL FINANCIALS		1,104,763,666
HEALTH CARE - 1.5%
Biotechnology - 0.2%
Innovent Biologics, Inc. (a)(b)	3,303,925	17,871,029
PharmaResearch Co. Ltd.	10,367	728,958
		18,599,987
Health Care Equipment & Supplies - 0.2%
Cofoe Medical Technology Co. Ltd. (A Shares)	37,510	171,618
Edan Instruments, Inc. (A Shares)	496,600	634,165
Kossan Rubber Industries Bhd	159,200	63,069
Rayence Co. Ltd.	12,372	84,771
Shanghai Kindly Enterprise Development Group Co. Ltd. (A Shares)	135,000	144,603
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	323,825	13,026,606
Xiangyu Medical Co. Ltd. (A Shares)	92,861	547,453
		14,672,285
Health Care Providers & Services - 0.3%
Apollo Hospitals Enterprise Ltd.	132,027	9,718,028
Bangkok Dusit Medical Services PCL NVDR	2,633,300	2,089,484
Bumrungrad Hospital PCL (For. Reg.)	542,900	3,385,804
Ekachai Medical Care PCL NVDR	585,070	125,427
Global Health Ltd. (a)	57,280	942,655
Hapvida Participacoes e Investimentos SA (a)(b)	5,342,638	3,944,294
Indraprastha Medical Corp. Ltd.	22,405	48,583
Kovai Medical Center & Hospital Ltd. (a)	730	34,686
National Medical Care Co.	26,872	1,440,224
Netcare Ltd.	5,134,175	3,629,792
Profarma Distribuidora de Produtos Farmaceuticos SA	12,200	14,332
Rede D'Oregon Sao Luiz SA (b)	535,146	2,725,734
Saudi Chemical Co. Holding	306,929	437,032
Shalby Ltd.	6,366	20,681
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	547,900	881,734
Sinopharm Group Co. Ltd. (H Shares)	473,600	1,327,737
		30,766,227
Life Sciences Tools & Services - 0.1%
Samsung Biologics Co. Ltd. (a)(b)	19,514	11,310,219
Pharmaceuticals - 0.7%
Alembic Pharmaceuticals Ltd.	18,248	224,460
Alkem Laboratories Ltd.	15,790	976,668
Aspen Pharmacare Holdings Ltd.	389,884	3,984,013
Aurobindo Pharma Ltd.	400,876	4,971,839
Beijing Konruns Pharmaceutical Co. Ltd. (A Shares)	49,000	221,189
Beijing Winsunny Pharmaceutical Co. Ltd.	11,800	24,442
Bora Pharmaceuticals Co. Ltd.	66,000	1,395,027
Caplin Point Laboratories Ltd.	16,529	295,705
Chengdu Kanghong Pharmaceutical Group Co. Ltd. (A Shares)	228,284	546,524
China Resources Pharmaceutical Group Ltd. (b)	1,534,000	1,038,406
Dr. Reddy's Laboratories Ltd.	30,573	2,371,238
Glenmark Pharmaceuticals Ltd.	43,064	480,590
Hansoh Pharmaceutical Group Co. Ltd. (b)	7,717,744	13,603,023
Hypera SA (a)	305,653	2,021,659
JW Holdings Corp.	10,986	27,930
Lupin Ltd.	110,660	2,164,007
Mankind Pharma Ltd.	199,858	5,148,884
Natco Pharma Ltd.	118,923	1,427,521
Neuland Laboratories Ltd.	3,097	267,574
Richter Gedeon PLC	838,036	22,310,631
Sun Pharmaceutical Industries Ltd.	169,816	3,232,537
Zydus Lifesciences Ltd.	51,101	580,639
		67,314,506
TOTAL HEALTH CARE		142,663,224
INDUSTRIALS - 4.0%
Aerospace & Defense - 0.5%
Bharat Electronics Ltd.	605,489	1,498,110
Embraer SA (a)	463,119	2,275,954
Hanwha Aerospace Co. Ltd.	12,896	1,810,673
Hindustan Aeronautics Ltd.	604,162	22,477,421
Korea Aerospace Industries Ltd.	594,877	22,852,215
Mazagon Dock Shipbuilders Ltd.	39,319	988,916
		51,903,289
Air Freight & Logistics - 0.1%
CJ Logistics Corp.	6,766	630,284
Dimerco Express Corp.	162,558	433,988
Hyundai Glovis Co. Ltd.	21,780	3,106,967
Milkyway Chemical Supply Chain Service Co. Ltd. (A Shares)	9,200	62,454
Transport Corp. of India Ltd.	11,277	112,960
ZTO Express, Inc. sponsored ADR	151,014	2,897,959
		7,244,612
Building Products - 0.0%
Bawan Co.	18,161	244,064
Cera Sanitaryware Ltd.	3,493	319,382
LX Hausys Ltd.	1,397	42,786
PT Mulia Industrindo Tbk	3,789,084	100,303
Ras Al Khaimah Ceramics	119,643	94,465
		801,000
Commercial Services & Supplies - 0.0%
Beijing Sanlian Hope Shin-Gosen Technical Service Co. Ltd. (A Shares)	92,400	169,410
Ion Exchange (INDIA) Ltd.	15,350	89,717
L&K Engineering Co. Ltd.	198,000	1,054,090
L&K Engineering Co. Ltd. rights (a)	2,557	4,322
PT Jasuindo Tiga Perkasa Tbk	3,368,800	62,596
Valid Solucoes SA	67,900	255,286
		1,635,421
Construction & Engineering - 0.5%
Ahluwalia Contracts (India) Ltd.	9,149	131,190
Al Babtain Power & Telecommunication Co.	3,810	34,236
Ashoka Buildcon Ltd. (a)	520,814	1,170,489
China Railway Group Ltd. (H Shares)	5,114,000	2,495,112
China State Construction International Holdings Ltd.	812,000	905,391
Daewoo Engineering & Construction Co. Ltd. (a)	244,789	729,556
DL E&C Co. Ltd.	25,435	704,721
Hongrun Construction Group Co. Ltd. (A Shares)	90,200	50,065
IJM Corp. Bhd	640,100	288,655
ITD Cementation India Ltd.	200,636	799,567
Larsen & Toubro Ltd.	765,097	32,096,786
Metallurgical Corp. China Ltd. (H Shares)	2,027,205	409,092
Ncc Ltd.	586,038	1,746,909
Om Infra Ltd.	15,602	23,179
Orascom Construction PLC	1,460	13,655
Power Mech Projects Ltd.	2,449	151,159
Sinopec Engineering Group Co. Ltd. (H Shares)	574,738	315,649
Techno Electric & Engineering Co. Ltd.	5,288	45,097
Voltas Ltd.	298,204	3,989,843
Welspun Enterprises Ltd.	46,513	176,581
		46,276,932
Electrical Equipment - 0.5%
Bharat Heavy Electricals Ltd.	3,113,932	8,547,864
China High Speed Transmission Equipment Group Co. Ltd. (a)	378	70
Contemporary Amperex Technology Co. Ltd.	329,752	7,500,400
Contemporary Amperex Technology Co. Ltd. (A Shares)	254,100	5,779,651
CviLux Corp.	31,000	46,131
DONGYANG E&P, Inc.	21,665	317,655
Elecon Engineering Co. Ltd.	25,072	303,105
Electrical Industries Co.	1,118,894	1,256,045
HD Hyundai Electric Co. Ltd.	19,548	1,820,985
ILJIN Holdings Co. Ltd.	8,073	25,451
KEI Industries Ltd.	100,782	3,903,562
Middle East Specialized Cables Co. (a)	26,460	178,150
NARI Technology Co. Ltd.:
(A Shares)	334,500	1,078,604
(A Shares)	1,624,792	5,239,187
Riyadh Cables Group Co.	9,096	271,645
Sieyuan Electric Co. Ltd.:
(A Shares)	141,700	1,128,688
(A Shares)	505,096	4,023,258
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	43,275	2,151,633
TD Power Systems Ltd.	22,786	81,996
Triveni Turbine Ltd.	167,479	1,006,551
Voltamp Transformers Ltd.	953	101,249
Weg SA	356,240	2,629,286
Zhongshan Broad-Ocean Motor Co. Ltd. (A Shares)	299,100	204,292
		47,595,458
Ground Transportation - 0.4%
Globaltrans Investment PLC GDR (Reg. S) (a)(d)	13,245	4,580
Localiza Rent a Car SA	2,758,534	29,410,453
Localiza Rent a Car SA	9,018	91,793
PT Rmk Energy Tbk	2,594,800	85,035
Sebang Co. Ltd.	4,390	41,552
United International Transportation Co.	200,055	4,720,920
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	2,353,883	4,133,773
		38,488,106
Industrial Conglomerates - 0.3%
Aamal Co.	177,954	38,562
AG Anadolu Grubu Holding A/S	89,878	735,278
AK Holdings, Inc.	1,601	19,518
Astra Industrial Group	27,108	1,221,569
Bidvest Group Ltd./The	9,674	117,853
CITIC Pacific Ltd.	1,646,000	1,662,924
CITIC Resources Holdings Ltd.	590,000	30,519
CJ Corp.	20,073	1,456,531
GS Holdings Corp.	34,996	1,259,202
Hanwha Corp.	40,574	893,262
Jardine Matheson Holdings Ltd.	93,400	3,914,394
Koc Holding A/S	632,911	3,408,598
Kolon Corp. (a)	6,373	81,845
LG Corp.	93,793	6,581,028
Mytilineos SA	28,043	1,091,119
Nava Bharat Ventures Ltd.	157,633	952,891
PT Astra International Tbk	3,912,500	1,300,847
Sime Darby Bhd	1,463,200	835,586
Thoresen Thai Agencies PCL NVDR	685,000	132,547
		25,734,073
Machinery - 1.1%
Action Construction Equipment Ltd.	3,239	49,395
AIA Engineering Ltd.	2,974	130,789
Airtac International Group	267,005	10,207,452
Ashok Leyland Ltd.	1,326,079	2,717,906
Canny Elevator Co. Ltd. (A Shares)	157,100	155,163
China International Marine Containers Group Co. Ltd. (H Shares)	645,231	491,989
Doosan Bobcat, Inc.	2,222	78,120
DY POWER Corp. (a)	5,260	52,623
Force Motors Ltd.	4,858	395,500
Hangcha Group Co. Ltd. (A Shares)	652,500	2,703,074
HD Hyundai Construction Equipment Co. Ltd.	4,241	170,858
HD Hyundai Infracore Co. Ltd.	180,370	1,087,286
HIWIN Technologies Corp.	1,643,287	12,460,550
Huaming Power Equipement Co. Ltd.	564,495	1,320,805
Hyundai Mipo Dockyard Co. Ltd. (a)	166,470	7,840,981
Jiangsu Rainbow Heavy Industries Co. Ltd. (A Shares)	110,800	66,431
Kirloskar Brothers Ltd.	22,844	253,435
Nova Technology Corp.	9,000	48,340
NRB Bearings Ltd.	52,129	194,537
Roto Pumps Ltd.	13,214	60,742
Sany Heavy Industry Co. Ltd.:
(A Shares)	881,000	1,708,407
(A Shares)	3,670,800	7,118,298
Shenzhen Inovance Technology Co. Ltd.:
(A Shares)	2,112,246	18,573,038
(A Shares)	221,800	1,950,294
Sinotruk Hong Kong Ltd.	8,656,566	22,886,636
Techtronic Industries Co. Ltd.	157,500	1,704,850
Tian Di Science & Technology Co. Ltd. (A Shares)	621,900	592,603
Weichai Power Co. Ltd.:
(A Shares)	149,002	349,878
(H Shares)	1,731,000	3,404,738
Yutong Bus Co. Ltd.	523,507	1,359,626
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	196,100	1,610,286
		101,744,630
Marine Transportation - 0.3%
COSCO SHIPPING Holdings Co. Ltd. (H Shares)	3,692,800	3,980,744
Danaos Corp. (c)	14,895	1,071,695
Evergreen Marine Corp. (Taiwan)	2,581,400	13,497,889
Orient Overseas International Ltd.	103,000	1,601,009
Pacific Basin Shipping Ltd.	24,691,000	7,221,711
Pan Ocean Co., Ltd. (Korea)	275,308	1,002,964
Qatar Navigation QPSC	1,814	5,480
Yang Ming Marine Transport Corp.	727,000	1,145,018
		29,526,510
Passenger Airlines - 0.1%
Air Arabia PJSC	953,651	742,575
EVA Airways Corp.	1,356,000	1,347,389
Korean Air Lines Co. Ltd. (a)	95,886	1,651,455
Turk Hava Yollari AO (a)	166,006	1,497,597
		5,239,016
Professional Services - 0.1%
Computer Age Management Services Private Ltd.	96,259	3,567,372
eClerx Services Ltd.	5,935	180,559
Headhunter Group PLC ADR (a)(d)	18,283	49,762
SaraminHR Co. Ltd.	3,640	47,891
WNS Holdings Ltd. sponsored ADR (a)	34,653	1,999,478
		5,845,062
Trading Companies & Distributors - 0.0%
Asia Green Energy PCL NVDR	1,601,270	98,972
BOC Aviation Ltd. Class A (b)	153,500	1,131,228
Engtex Group Bhd	226,700	53,504
LX International Corp.	41,956	862,423
MSTC Ltd.	41,855	459,095
Sanghvi Movers Ltd.	11,349	155,856
		2,761,078
Transportation Infrastructure - 0.1%
Athens International Airport SA	211,000	1,984,025
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	252,580	3,729,516
Guangdong Provincial Expressway Development Co. Ltd. (A Shares)	221,300	296,148
Salik Co. PJSC	128,115	121,734
TAV Havalimanlari Holding A/S (a)	174,389	974,365
Westports Holdings Bhd	85,800	68,163
		7,173,951
TOTAL INDUSTRIALS		371,969,138
INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 0.4%
Accton Technology Corp.	1,025,942	16,822,972
Arcadyan Technology Corp.	201,000	1,168,494
BYD Electronic International Co. Ltd.	239,000	903,557
D-Link Corp.	310,000	189,520
Gemtek Technology Corp.	25,000	27,961
SerComm Corp.	496,000	2,123,408
Wistron NeWeb Corp.	574,673	2,787,031
Zhongji Innolight Co. Ltd. (A Shares)	670,000	14,461,297
ZTE Corp. (H Shares)	186,600	420,890
Zyxel Group Corp.	215,000	305,678
		39,210,808
Electronic Equipment, Instruments & Components - 1.2%
AAC Technology Holdings, Inc.	57,500	142,915
Asia Optical Co., Inc.	73,000	154,760
Cheng Uei Precision Industries Co. Ltd.	121,000	173,753
Chin-Poon Industrial Co. Ltd.	164,000	270,993
Compeq Manufacturing Co. Ltd.	1,174,000	2,822,704
Control Print Ltd.	3,370	37,286
Daeduck Electronics Co. Ltd.	4,988	24,503
Delta Electronics, Inc.	825,047	7,676,735
E Ink Holdings, Inc.	1,008,110	7,835,299
FIH Mobile Ltd. (a)	2,442,000	151,270
FLEXium Interconnect, Inc.	81,000	221,112
General Interface Solution Holding Ltd.	90,000	165,492
Global Brands Manufacture Ltd.	47,000	96,967
Gold Circuit Electronics Ltd.	455,000	3,694,512
Goldcard Smart Group Co. Ltd. (A Shares)	193,000	314,657
HannStar Board Corp.	494,000	883,397
Hon Hai Precision Industry Co. Ltd. (Foxconn)	7,699,583	25,056,303
Innolux Corp.	3,367,000	1,611,641
Kingboard Chemical Holdings Ltd.	55,500	109,022
Lotes Co. Ltd.	58,000	1,878,298
Nexcom International Co. Ltd.	50,000	76,617
Primax Electronics Ltd.	69,917	160,815
Samsung Electro-Mechanics Co. Ltd.	98,815	10,359,401
Samsung SDI Co. Ltd. (a)	36,401	10,276,339
Sea Sonic Electronics Co. Ltd.	24,000	72,870
Shenzhen Aisidi Co. Ltd. (A Shares)	475,800	608,927
Shenzhen Laibao Hi-Tech Co. Ltd. (A Shares)	702,500	836,513
Shilchar Technologies Ltd.	2,268	108,754
Simplo Technology Co. Ltd.	180,000	2,425,516
Sirtec International Co. Ltd.	1,000	1,073
SOLUM Co. Ltd. (a)	40,713	882,603
Speed Tech Corp.	57,000	121,740
Syncmold Enterprise Corp.	52,000	129,298
Synnex Technology International Corp.	64,000	157,316
Taiflex Scientific Co. Ltd.	45,000	64,832
Taiwan Surface Mounting Technology Co. Ltd.	82,000	254,412
Tripod Technology Corp.	43,000	282,582
Unimicron Technology Corp.	1,940,705	11,006,178
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)	479,100	961,712
Ventec International Group Co. Ltd.	36,000	105,210
WebLink International, Inc.	39,000	80,092
WiSoL Co. Ltd.	4,733	25,093
Yageo Corp.	1,213,012	21,385,128
		113,704,640
IT Services - 1.2%
Arabian Internet and Communications Services Co. Ltd.	31,494	3,080,287
ChinaSoft International Ltd.	210,000	136,790
Cigniti Technologies Ltd.	8,166	104,431
Cyient Ltd.	75,433	1,843,079
Elm Co.	33,123	9,335,523
FPT Corp.	1,242,600	5,494,661
Gabia, Inc.	5,261	69,652
Globant SA (a)(c)	70,668	15,770,978
HCL Technologies Ltd.	1,332,012	26,735,849
Infosys Ltd.	772,564	15,551,444
Infosys Ltd. sponsored ADR (c)	236,295	4,716,448
Persistent Systems Ltd.	8,579	893,175
Saksoft Ltd.	28,035	91,500
Samsung SDS Co. Ltd.	4,310	516,394
Tata Consultancy Services Ltd.	508,072	25,099,290
Zensar Technologies Ltd.	155,428	1,030,499
		110,470,000
Semiconductors & Semiconductor Equipment - 7.9%
Advanced Analog Technology, Inc.	33,000	88,623
Advanced Process Systems Corp.	2,751	42,952
Alchip Technologies Ltd.	172,548	22,569,547
Ampoc Far-East Co. Ltd.	18,000	52,832
Anpec Electronics Corp.	96,000	711,257
ASE Technology Holding Co. Ltd.	2,447,691	10,791,513
ASMedia Technology, Inc.	18,000	1,339,294
ASML Holding NV (Netherlands)	1,713	1,625,640
ASMPT Ltd.	513,636	6,294,575
ASPEED Tech, Inc.	6,000	518,467
ChipMOS TECHNOLOGIES, Inc.	216,000	300,957
Contrel Technology Co. Ltd.	194,000	184,800
Daqo New Energy Corp. ADR (a)	16,783	357,142
DB HiTek Co. Ltd.	39,401	1,369,017
eGalax_eMPIA Technology, Inc.	293,826	546,787
Elan Microelectronics Corp.	191,000	1,001,738
eMemory Technology, Inc.	121,201	10,377,388
Eugene Technology Co. Ltd.	4,905	138,289
Everlight Electronics Co. Ltd.	73,000	115,320
Faraday Technology Corp.	167,000	2,041,926
Fitipower Integrated Technology, Inc.	82,700	631,009
Flat Glass Group Co. Ltd. (c)	2,839,370	5,251,175
FocalTech Systems Co. Ltd.	195,000	600,692
Generalplus Technology, Inc.	41,000	65,935
Global Mixed-mode Technology, Inc.	44,000	360,747
Gudeng Precision Industrial Co. Ltd.	23,000	327,004
Himax Technologies, Inc. sponsored ADR (c)	42,923	236,506
ITE Tech, Inc.	193,000	1,006,129
Jentech Precision Industrial Co. Ltd.	21,000	609,744
JinkoSolar Holdings Co. Ltd. ADR	41,941	1,134,085
KC Tech Co. Ltd. (a)	2,576	72,434
Keystone Microtech Corp.	22,000	207,829
King Yuan Electronics Co. Ltd.	606,000	1,700,193
Lx Semicon Co. Ltd.	2,552	143,708
M31 Technology Corp.	4,000	228,113
Macroblock, Inc.	39,000	133,692
MediaTek, Inc.	2,014,746	72,566,757
MPI Corp.	46,000	469,432
Niko Semiconductor Co. Ltd.	63,000	112,859
Novatek Microelectronics Corp.	482,000	9,152,381
Nuvoton Technology Corp.	38,000	154,877
Orient Semiconductor Electronics Ltd.	328,000	750,283
Parade Technologies Ltd.	38,000	1,218,603
Phison Electronics Corp.	116,000	2,301,602
PixArt Imaging, Inc.	175,000	945,468
Powertech Technology, Inc.	617,000	3,041,041
PSK, Inc. (a)	4,879	92,800
Radiant Opto-Electronics Corp.	899,000	4,189,520
Raydium Semiconductor Corp.	72,572	1,024,918
Realtek Semiconductor Corp.	656,701	11,805,721
Sigurd Microelectronics Corp.	16,000	35,538
Silicon Motion Tech Corp. sponsored ADR	50,086	3,545,588
Sitronix Technology Corp.	221,000	2,024,897
SK Hynix, Inc.	426,002	49,828,340
Sonix Technology Co. Ltd.	94,000	159,483
Sunplus Innovation Technology, Inc.	25,000	132,302
Sunplus Technology Co. Ltd.	515,000	538,577
Taiwan Semiconductor Manufacturing Co. Ltd.	21,784,052	476,761,145
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	201,894	25,977,701
UBright Optronics Corp.	33,000	66,311
United Microelectronics Corp.	1,504,000	2,315,870
VIA Labs, Inc.	14,000	118,543
Winbond Electronics Corp.	2,805,422	2,477,380
		744,984,996
Software - 0.1%
Aurionpro Solutions Ltd.	5,213	140,423
Birlasoft Ltd.	110,430	1,033,895
CE Info Systems Ltd.	12,365	269,503
Genesis Technology, Inc.	24,833	54,607
Intellect Design Arena Ltd.	15,138	201,983
KPIT Technologies Ltd.	318,876	6,041,507
Newgen Software Technologies Ltd.	11,314	115,897
Nucleus Software Exports Ltd.	29,906	505,583
Oracle Financial Services Soft	3,355	310,548
Rategain Travel Technologies Ltd. (a)	63,740	624,444
Text SA	4,387	105,030
Totvs SA	42,800	264,234
ZWSOFT Co. Ltd. Guangzhou (A Shares)	58,541	655,391
		10,323,045
Technology Hardware, Storage & Peripherals - 3.6%
Acer, Inc.	2,272,000	3,240,997
Asia Vital Components Co. Ltd.	1,115,643	18,752,080
ASUSTeK Computer, Inc.	633,000	9,099,712
Avalue Technology, Inc.	54,000	201,321
Axiomtek Co. Ltd.	43,973	119,481
Chicony Electronics Co. Ltd.	225,000	1,332,896
Compal Electronics, Inc.	3,195,000	3,684,481
Darfon Electronics Corp.	34,000	57,148
Ennoconn Corp.	44,000	415,658
Getac Holdings Corp.	288,000	1,087,359
Gigabyte Technology Co. Ltd.	83,000	904,711
Jetway Information Co. Ltd.	61,000	89,618
Lenovo Group Ltd.	17,461,605	19,336,115
Lite-On Technology Corp.	223,000	771,492
Micro-Star International Co. Ltd.	455,000	2,745,727
Pegatron Corp.	673,000	1,817,999
Quanta Computer, Inc.	417,000	3,056,586
Samsung Electronics Co. Ltd. (a)	4,669,248	256,641,421
Shandong New Beiyang Information Technology Co. Ltd. (A Shares)	290,800	240,289
Wistron Corp.	922,000	3,364,538
Wiwynn Corp.	104,000	7,655,998
Xiaomi Corp. Class B (a)(b)	2,939,800	4,963,811
		339,579,438
TOTAL INFORMATION TECHNOLOGY		1,358,272,927
MATERIALS - 2.3%
Chemicals - 0.5%
Abou Kir Fertilizers & Chemical Industries	68,315	148,126
Aeci Ltd.	18,422	93,119
Akzo Nobel India Ltd.	2,484	75,396
Andhra Sugars Ltd.	60,735	80,594
Asian Paints Ltd.	84,467	2,875,414
Castrol India Ltd.	14,099	35,445
Chambal Fertilizers & Chemicals Ltd.	169,275	716,859
China BlueChemical Ltd. (H Shares)	151,629	45,511
Formosa Plastics Corp.	1,247,029	2,824,934
Fufeng Group Ltd.	703,992	432,493
GHCL Ltd.	19,449	119,786
Grauer & Weil (INDIA) Ltd.	32,473	73,333
Guangdong Huate Gas Co. Ltd. (A Shares)	62,209	435,891
Gujarat State Fertilizers & Chemicals Ltd.	97,251	254,933
Hansol Chemical Co. Ltd.	1,583	201,874
KCC Corp.	400	79,526
LG Chemical Ltd.	18,056	6,124,963
Luberef	32,518	1,456,690
NOROO Paint & Coatings Co. Ltd.	11,018	86,879
Oci Holdings Co. Ltd.	17,086	1,202,685
Pcbl Ltd. /India	162,055	559,211
PhosAgro PJSC (a)(d)	18,583	1,163
PhosAgro PJSC:
GDR (Reg. S) (a)(d)	1	0
sponsored GDR (Reg. S) (a)(d)	359	7
Sabic Agriculture-Nutrients Co.	56,928	1,900,484
Satellite Chemical Co. Ltd.:
(A Shares) (a)	324,500	748,883
(A Shares) (a)	1,401,840	3,235,173
Saudi Basic Industries Corp.	147,679	3,102,980
Solar Industries India Ltd.	130,241	10,574,275
Sree Rayalaseema Hi-Strength Hypo Ltd.	5,061	32,166
SRF Ltd.	41,415	1,193,888
Taekwang Industrial Co. Ltd.	155	91,230
Tamilnadu Petroproducts Ltd.	29,740	33,204
Unid Co. Ltd. (a)	3,027	176,350
Unipar Carbocloro SA	3,950	49,892
Wanhua Chemical Group Co. Ltd.:
(A Shares)	395,000	4,371,092
(A Shares)	695,400	7,695,335
		51,129,784
Construction Materials - 0.4%
Asia Cement (China) Holdings Corp.	23,814	6,448
CEMEX S.A.B. de CV sponsored ADR (a)(c)	1,642,286	12,547,065
IFGL Refractories Ltd.	4,658	31,656
JK Cement Ltd.	243,352	13,254,237
NCL Industries Ltd.	21,490	58,369
Qatar National Cement Co. QSC	18,192	18,931
Qatari Investors Group QSC	62,258	32,403
Shree Digvijay Cement Co. Ltd.	100,212	124,940
Siam City Cement PCL NVDR	8,100	30,670
Ultratech Cement Ltd.	70,461	8,408,570
		34,513,289
Containers & Packaging - 0.0%
AGI Greenpac Ltd.	782	7,730
Klabin SA unit	511,288	2,321,372
Time Technoplast Ltd.	50,359	131,919
		2,461,021
Metals & Mining - 1.2%
African Rainbow Minerals Ltd.	401,647	3,535,666
Ann Joo Resources Bhd (a)	500	113
Antofagasta PLC	901,784	20,689,001
Barrick Gold Corp.	1,263,839	18,527,880
China Zhongwang Holdings Ltd. (d)	350,800	0
CSN Mineracao SA	1,163,121	1,420,238
Endeavour Mining PLC	34,110	560,730
First Quantum Minerals Ltd.	116,366	1,101,796
Godawari Power & Ispat Ltd.	8,450	75,606
Gold Fields Ltd.	333,335	4,391,166
Grupo Mexico SA de CV Series B	1,669,222	8,103,110
Impala Platinum Holdings Ltd.	2,330,122	7,907,454
Indian Metals & Ferro Alloys Ltd.	6,075	44,668
Jastrzebska Spolka Weglowa SA (a)	58,528	604,173
Jiangxi Copper Co. Ltd. (H Shares)	719,000	1,070,763
Jindal Saw Ltd.	126,837	729,778
Kumba Iron Ore Ltd.	75,045	2,100,908
Maharashtra Seamless Ltd.	39,833	443,643
MOIL Ltd.	53,768	172,340
National Aluminium Co. Ltd.	39,774	74,827
NMDC Ltd.	221,865	604,612
Novolipetsk Steel OJSC (a)(d)	355,140	3,467
Novolipetsk Steel OJSC GDR (Reg. S) (a)(d)	56,576	7,029
Polyus PJSC (a)(d)	2,468	5,902
Poongsan Corp.	1,191	38,305
Prakash Industries Ltd. (a)	177,356	369,282
Ramkrishna Forgings Ltd.	17,312	163,346
Southern Copper Corp.	2,997	242,337
Tata Steel Ltd.	1,982,494	3,368,530
Ternium SA sponsored ADR	94,674	3,838,084
Vale SA sponsored ADR	1,621,376	21,742,652
Zamil Industrial Investment Co. (a)	60,484	471,737
Zijin Mining Group Co. Ltd. (H Shares)	7,394,322	11,956,334
		114,365,477
Paper & Forest Products - 0.2%
Arctic Paper SA	5,894	33,875
Asia Paper Manufacturing Co. Ltd. (a)	1,369	49,156
Evergreen Fibreboard Bhd (a)	265,100	16,480
Hansol Paper Co. Ltd.	13,982	112,659
Kuantam Papers Ltd. (a)	32,470	71,211
Sappi Ltd.	123,207	296,583
Satia Industries Ltd.	16,104	24,167
Seshasayee Paper & Boards Ltd.	7,875	31,283
Suzano Papel e Celulose SA	1,282,735	14,540,467
West Coast Paper Mills Ltd.	36,114	270,675
		15,446,556
TOTAL MATERIALS		217,916,127
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Fibra Uno Administracion SA de CV	567,900	1,026,230
Real Estate Management & Development - 0.6%
AP Thailand PCL (For. Reg.)	1,236,800	361,562
Arabian Centres Co. Ltd.	135,261	765,336
Ayala Land, Inc.	25,704,915	16,001,281
China Resources Land Ltd.	980,728	3,018,781
China World Trade Center Co. Ltd. (A Shares)	354,800	944,666
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR (c)	204,599	7,199,839
Dar Al Arkan Real Estate Development Co. (a)	550,419	2,048,863
Deyaar Development PJSC (a)	363,388	71,630
Emaar Development PJSC	2,696,118	5,806,312
Emaar Properties PJSC	5,849,750	12,932,376
Greentown China Holdings Ltd.	760,500	610,964
IOI Properties Group Bhd	131,800	63,879
KE Holdings, Inc. ADR	315,778	4,291,423
Mah Sing Group Bhd	644,600	133,117
Matrix Concepts Holdings Bhd	85,100	31,562
Megaworld Corp.	2,065,000	70,884
NESCO Ltd.	7,684	78,337
Osk Holdings Bhd	139,700	41,508
PT Ciputra Development Tbk	1,816,000	146,759
RAK Properties PJSC (a)	773,842	280,213
Rongan Property Co. Ltd. (A Shares)	328,600	104,678
Sansiri PCL (For. Reg.)	16,738,200	857,473
SP Setia Bhd	1,482,000	263,890
Wharf Real Estate Investment Co. Ltd.	615,000	2,054,058
		58,179,391
TOTAL REAL ESTATE		59,205,621
UTILITIES - 0.6%
Electric Utilities - 0.3%
Centrais Eletricas Brasileiras SA (Electrobras)	262,868	2,300,247
CESC Ltd. GDR (a)	333,886	510,929
Energisa SA unit	284,244	2,906,995
Equatorial Energia SA	682,353	4,691,683
Neoenergia SA	215,687	937,185
PGE Polska Grupa Energetyczna SA (a)	267,052	533,154
Power Grid Corp. of India Ltd.	3,276,740	11,180,722
Saudi Electricity Co.	668,579	3,565,469
		26,626,384
Gas Utilities - 0.1%
Daesung Holdings Co. Ltd. (a)	3,363	24,176
GAIL India Ltd.	3,161,980	6,951,817
Kunlun Energy Co. Ltd.	866,000	739,963
Mahanagar Gas Ltd.	27,228	487,555
PT Perusahaan Gas Negara Tbk Series B	18,110,500	1,256,153
		9,459,664
Independent Power and Renewable Electricity Producers - 0.2%
Gujarat Industries Power Co. Ltd.	75,470	166,700
NHPC Ltd.	3,019,042	3,210,429
NTPC Ltd.	3,677,570	14,888,624
		18,265,753
Multi-Utilities - 0.0%
YTL Corp. Bhd	264,900	149,043
YTL Power International Bhd	3,086,800	2,569,352
		2,718,395
Water Utilities - 0.0%
Companhia de Saneamento de Minas Gerais - COPASA	248,400	1,032,856
VA Tech Wabag Ltd. (a)	32,270	284,803
		1,317,659
TOTAL UTILITIES		58,387,855
TOTAL COMMON STOCKS (Cost $4,061,008,439)		5,002,353,029

Nonconvertible Preferred Stocks - 1.6%
	Shares	Value ($)
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	1,597,700	12,900,903
(PN) sponsored ADR (non-vtg.)	578,881	9,360,506
sponsored ADR	2,023,824	33,433,572
		55,694,981
FINANCIALS - 0.4%
Banks - 0.4%
Banco do Estado Rio Grande do Sul SA Class B	11,000	34,143
Banco Pine SA	21,600	19,814
Itau Unibanco Holding SA	2,658,987	18,154,135
Itau Unibanco Holding SA sponsored ADR (c)	2,079,409	14,181,569
Itausa-Investimentos Itau SA (PN)	4,070,375	8,433,719
Sberbank of Russia (a)(d)	145,250	915
Sberbank of Russia (Russia) (a)(d)	128,031	806
		40,825,101
INDUSTRIALS - 0.0%
Machinery - 0.0%
Marcopolo SA (PN)	782,600	1,382,235
INFORMATION TECHNOLOGY - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Samsung Electronics Co. Ltd. (a)	495,348	23,591,268
MATERIALS - 0.3%
Chemicals - 0.0%
Unipar Carbocloro SA	17,740	236,136
Metals & Mining - 0.3%
Bradespar SA (PN)	692,800	2,954,549
Cia Ferro Ligas da Bahia - Ferbasa	57,372	111,372
Gerdau SA	1,496,940	6,474,263
Gerdau SA sponsored ADR	3,435,906	14,808,755
Metalurgica Gerdau SA (PN)	574,600	1,168,596
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	824,800	1,836,723
		27,354,258
TOTAL MATERIALS		27,590,394
UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia de Transmissao de Energia Eletrica Paulista (PN)	48,700	252,753
Companhia Energetica de Minas Gerais (CEMIG) (PN) (a)	1,354,188	3,260,773
		3,513,526
Water Utilities - 0.0%
Cia de Saneamento do Parana	626,676	664,356
TOTAL UTILITIES		4,177,882
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $118,640,927)		153,261,861

Equity Funds - 41.9%
	Shares	Value ($)
abrdn Diversified Emerging Markets Funds - 41.9%
Emerging Markets Fund Institutional Service Class	11,297,706	146,192,314
Artisan Developing World Fund Investor Shares (a)	4,589,539	81,693,800
Brandes Emerging Markets Value Fund Class A	12,041,321	99,702,139
Calvert Emerging Markets Equity Fund Class A	46	737
Fidelity Advisor Emerging Markets Fund Class Z (e)	18,348,778	670,097,368
Fidelity SAI Emerging Markets Index Fund (e)	35,612,307	460,823,257
Fidelity SAI Emerging Markets Low Volatility Index Fund (e)	70,400,537	782,149,971
Fidelity SAI Emerging Markets Value Index Fund (e)	88,243,540	1,086,277,967
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	13,446,134	292,856,798
Invesco Developing Markets Fund Class R6	4,766,352	180,549,420
iShares ESG Aware MSCI EM ETF (c)	209,609	6,615,260
iShares ESG Aware MSCI EM ETF (c)	2,137,525	83,342,100
iShares MSCI South Korea Index ETF (c)	511,975	32,822,717
Lazard Emerging Markets Equity Portfolio Open Shares	842,137	15,082,681
Matthews Pacific Tiger Fund Investor Class	178	3,231
Xtrackers Harvest CSI 300 China ETF A Shares (c)	502,131	12,056,165

TOTAL EQUITY FUNDS (Cost $3,765,038,771)		3,950,265,925

Other - 0.0%
	Shares	Value ($)
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (e) (Cost $1,054)	13	1,157

U.S. Treasury Obligations - 0.1%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.26% to 5.32% 3/7/24 to 5/23/24 (g) (Cost $10,266,317)	10,320,000	10,265,669

Money Market Funds - 4.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (h)	99,402,306	99,422,186
Fidelity Securities Lending Cash Central Fund 5.39% (h)(i)	141,975,993	141,990,191
State Street Institutional U.S. Government Money Market Fund Premier Class 5.28% (j)	211,408,104	211,408,104
TOTAL MONEY MARKET FUNDS (Cost $452,820,481)		452,820,481

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $8,407,775,989)	9,568,968,122
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(136,984,455)
NET ASSETS - 100.0%	9,431,983,667

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	3,762	Mar 2024	191,260,080	4,376,941	4,376,941

The notional amount of futures purchased as a percentage of Net Assets is 2.0%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $118,779,480 or 1.3% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Affiliated Fund
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,294,610.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	69,148,197	655,122,593	624,848,604	3,045,984	-	-	99,422,186	0.2%
Fidelity Securities Lending Cash Central Fund 5.39%	164,183,752	1,032,932,045	1,055,125,606	456,175	-	-	141,990,191	0.4%
Total	233,331,949	1,688,054,638	1,679,974,210	3,502,159	-	-	241,412,377

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Emerging Markets Fund Class Z	482,304,648	130,491,097	-	6,491,097	-	57,301,623	670,097,368
Fidelity SAI Emerging Markets Index Fund	218,175,605	249,666,581	17,900,000	5,666,581	2,797,264	8,083,807	460,823,257
Fidelity SAI Emerging Markets Low Volatility Index Fund	558,829,027	146,133,432	-	18,133,432	-	77,187,512	782,149,971
Fidelity SAI Emerging Markets Value Index Fund	792,656,750	261,150,343	60,000,000	38,150,332	(17,149,894)	109,620,768	1,086,277,967
Fidelity SAI Inflation-Focused Fund	12,162,626	27	12,003,811	27	513,226	(670,911)	1,157
	2,064,128,656	787,441,480	89,903,811	68,441,469	(13,839,404)	251,522,799	2,999,349,720

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	431,937,430	149,789,188	278,734,094	3,414,148
Consumer Discretionary	811,085,098	634,208,870	176,187,187	689,041
Consumer Staples	239,116,312	238,991,116	-	125,196
Energy	262,730,612	253,107,456	5,621,224	4,001,932
Financials	1,145,588,767	900,437,366	245,106,512	44,889
Health Care	142,663,224	140,291,986	2,371,238	-
Industrials	373,351,373	373,292,709	4,322	54,342
Information Technology	1,381,864,195	874,818,583	507,045,612	-
Materials	245,506,521	233,190,333	12,298,620	17,568
Real Estate	59,205,621	59,205,621	-	-
Utilities	62,565,737	62,565,737	-	-

Equity Funds	3,950,265,925	3,950,265,925	-	-

Other	1,157	1,157	-	-

Other Short-Term Investments	10,265,669	-	10,265,669	-

Money Market Funds	452,820,481	452,820,481	-	-
Total Investments in Securities:	9,568,968,122	8,322,986,528	1,237,634,478	8,347,116
Derivative Instruments: Assets
Futures Contracts	4,376,941	4,376,941	-	-
Total Assets	4,376,941	4,376,941	-	-
Total Derivative Instruments:	4,376,941	4,376,941	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	4,376,941	0
Total Equity Risk	4,376,941	0
Total Value of Derivatives	4,376,941	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $138,751,113) - See accompanying schedule:
Unaffiliated issuers (cost $5,392,802,518)	$6,328,206,025
Fidelity Central Funds (cost $241,412,377)	241,412,377
Other affiliated issuers (cost $2,773,561,094)	2,999,349,720

Total Investment in Securities (cost $8,407,775,989)		$9,568,968,122
Cash		280,573
Foreign currency held at value (cost $9,392,759)		9,391,056
Receivable for investments sold		18,685,347
Receivable for fund shares sold		20,210,947
Dividends receivable		9,147,897
Interest receivable		1,349,401
Distributions receivable from Fidelity Central Funds		453,432
Receivable for daily variation margin on futures contracts		30,852
Other receivables		310,187
Total assets		9,628,827,814
Liabilities
Payable for investments purchased	$24,659,579
Payable for fund shares redeemed	5,671,550
Accrued management fee	1,791,167
Deferred taxes	21,365,119
Other payables and accrued expenses	1,417,100
Collateral on securities loaned	141,939,622
Total Liabilities		196,844,137
Net Assets		$9,431,983,677
Net Assets consist of:
Paid in capital		$9,143,277,369
Total accumulated earnings (loss)		288,706,308
Net Assets		$9,431,983,677
Net Asset Value, offering price and redemption price per share ($9,431,983,677 ÷ 895,683,660 shares)		$10.53
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends:
Unaffiliated issuers		$143,514,950
Affiliated issuers		68,441,469
Interest		15,023,825
Income from Fidelity Central Funds (including $456,175 from security lending)		3,502,159
Income before foreign taxes withheld		$230,482,403
Less foreign taxes withheld		(15,353,370)
Total Income		215,129,033
Expenses
Management fee	$39,975,818
Custodian fees and expenses	1,613,911
Independent trustees' fees and expenses	44,754
Registration fees	195,437
Audit	189,430
Legal	10,711
Miscellaneous	44,789
Total expenses before reductions	42,074,850
Expense reductions	(19,161,235)
Total expenses after reductions		22,913,615
Net Investment income (loss)		192,215,418
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $9,327,302)	(215,912,896)
Affiliated issuers	(13,839,404)
Foreign currency transactions	(3,891,312)
Futures contracts	(5,538,300)
Total net realized gain (loss)		(239,181,912)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $15,109,073)	568,543,891
Affiliated issuers	251,522,799
Assets and liabilities in foreign currencies	201,750
Futures contracts	16,486,016
Total change in net unrealized appreciation (depreciation)		836,754,456
Net gain (loss)		597,572,544
Net increase (decrease) in net assets resulting from operations		$789,787,962
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$192,215,418	$210,650,253
Net realized gain (loss)	(239,181,912)	(544,910,554)
Change in net unrealized appreciation (depreciation)	836,754,456	(1,129,493,905)
Net increase (decrease) in net assets resulting from operations	789,787,962	(1,463,754,206)
Distributions to shareholders	(198,522,826)	(190,211,815)

Share transactions
Proceeds from sales of shares	2,835,719,145	2,219,233,596
Reinvestment of distributions	160,477,096	165,990,631
Cost of shares redeemed	(1,633,787,242)	(3,010,880,251)

Net increase (decrease) in net assets resulting from share transactions	1,362,408,999	(625,656,024)
Total increase (decrease) in net assets	1,953,674,135	(2,279,622,045)

Net Assets
Beginning of period	7,478,309,542	9,757,931,587
End of period	$9,431,983,677	$7,478,309,542

Other Information
Shares
Sold	276,805,646	221,205,781
Issued in reinvestment of distributions	15,415,667	17,201,102
Redeemed	(162,294,676)	(296,986,009)
Net increase (decrease)	129,926,637	(58,579,126)

Financial Highlights
Strategic Advisers® Emerging Markets Fund

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$9.77	$11.84	$13.88	$10.20	$10.23
Income from Investment Operations
Net investment income (loss) B,C	.26	.26	.24	.15	.23 D
Net realized and unrealized gain (loss)	.77	(2.08)	(1.90)	3.66	(.03)
Total from investment operations	1.03	(1.82)	(1.66)	3.81	.20
Distributions from net investment income	(.27)	(.25)	(.25)	(.13)	(.23)
Distributions from net realized gain	-	-	(.13)	-	-
Total distributions	(.27)	(.25)	(.38)	(.13)	(.23)
Net asset value, end of period	$10.53	$9.77	$11.84	$13.88	$10.20
Total Return E	10.55%	(15.33)%	(12.12)%	37.42%	1.80%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.56%	.57%	.58%	.59%	.64%
Expenses net of fee waivers, if any	.30%	.32%	.33%	.34%	.39%
Expenses net of all reductions	.30%	.32%	.33%	.34%	.39%
Net investment income (loss)	2.55%	2.59%	1.78%	1.28%	2.20% D
Supplemental Data
Net assets, end of period (000 omitted)	$9,431,984	$7,478,310	$9,757,932	$9,214,231	$4,818,245
Portfolio turnover rate H	40%	39%	31%	43%	39%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.87%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR). The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Emerging Markets Fund	$53,503

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,579,462,461
Gross unrealized depreciation	(571,734,828)
Net unrealized appreciation (depreciation)	$1,007,727,633
Tax Cost	$8,561,240,489

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$36,160,888
Capital loss carryforward	$(733,716,207)
Net unrealized appreciation (depreciation) on securities and other investments	$1,007,626,745

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(368,680,308)
Long-term	(365,035,899)
Total capital loss carryforward	$(733,716,207)

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$198,522,826	$190,211,815

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Emerging Markets Fund	4,354,316,468	2,937,005,776
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, Causeway Capital Management, LLC, FIAM LLC (an affiliate of the investment adviser), FIL Investment Advisors, Schroder Investment Management North America, Inc., Somerset Capital Management LLP (managed a portion of the Fund's assets through December 1, 2023) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Effective March 7, 2024, the Fund's sub-subadvisory agreement with FIL Investment Advisors (FIA) and FIL Investment Advisors (UK) Limited (FIA(UK)) will be amended. Pursuant to the sub-subadvisory agreement, FIA may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIA may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIA believes it would be beneficial to the Fund (discretionary services). FIA, not the Fund, pays FIA(UK). For providing non-discretionary services, FIA will pay FIA(UK) a fee equal to 110% of FIA(UK)'s costs incurred in connection with providing such services. For providing discretionary services, FIA will pay FIA(UK) a fee equal to a percentage of the Fund's monthly average net assets managed by FIA(UK) on a discretionary basis. The fee rate will be based on the monthly average net assets managed by FIA(UK) on behalf of FIA pursuant to sub-advisory arrangements less any assets managed by FIA(UK) on behalf of FIA on which a reduction is applicable to the fee paid to FIA(UK) (Average Group Assets). The fee rate will be calculated on a cumulative basis pursuant to the following graduated fee rate schedule. FIA(UK)'s fee will not exceed 50% of the fee that FIA receives from Strategic Advisers for services provided on behalf of the Fund.

Average Group Assets	Annualized Fee Rate
from $0 - $500 million	.32%
$500 million - $1 billion	.27%
Over $1 billion	.24%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Emerging Markets Fund	$3,715

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Emerging Markets Fund	12,392,973	13,105,244	(514,208)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Emerging Markets Fund	4,759
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Emerging Markets Fund	$13,155
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Emerging Markets Fund	$49,287	$-	$-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $18,858,117. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $302,303.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $815.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Emerging Markets Fund
Fidelity SAI Emerging Markets Low Volatility Index Fund	20%
Fidelity SAI Emerging Markets Value Index Fund	27%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Nancy D. Prior is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Nancy D. Prior (1967)
Year of Election or Appointment: 2023
Trustee
Chair of the Board of Trustees
Ms. Prior also serves as Trustee of other funds. Ms. Prior serves as a Senior Adviser at Fidelity Investments (investment adviser firm, 2021-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2018-present) and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2018-present). Prior to her retirement, Ms. Prior held a variety of positions at Fidelity Investments (2002-2020), including President of Fixed Income (2014-2020),), President of Multi-Asset Class Strategies  (2017-2018), President of Money Markets and Short Duration Bonds  (2013-2014), and President of Money Markets  (2011-2013). Ms. Prior also served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Vice President of Global Asset Allocation Funds (2017-2019), Vice President of Fidelity's Bond Funds (2014-2020), and Vice President of Fidelity's Money Market Funds (2012-2020).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair Emerita (2024-present) and past Chair (2014-2023) and Chief Executive Officer (2013-2023) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2017-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Overseer of the Boston Symphony Orchestra (2014-2023), Member of the Board of Directors (2016-2023), Member of the Executive Committee (2019-2023) and Secretary (2022-2023) of The Advertising Council, Inc., Member of the Board of Directors of The Ad Club of Boston (2020-2023), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Harold Singleton III (1962)
Year of Election or Appointment: 2023
Trustee
Mr. Singleton also serves as Trustee of other funds. Mr. Singleton is a member of the Board of Directors of Hershey Trust Company (2023-present). Previously, Mr. Singleton served as a member of the Board of Directors and Chair of the Audit Committee of WisdomTree, Inc. (global investment manager, 2022-2023). He also served as Vice President, Managing Director/Head of Manager Selection and Portfolio Construction (2016-2022) and Vice President/Head of Client Portfolio Management (2014-2016) of Lincoln Financial Group (insurance and retirement services). Mr. Singleton also served as a member of the Board of Directors and Investment Committee of The Vantagepoint Funds (2013-2014). Mr. Singleton served in various capacities at PineBridge Investments (global investment manager), including Managing Director, Head of Asset Management Companies and Global Head of Retail and Intermediary Sales (2010-2012), Managing Director, Global Head of Equity and Fixed Income Product Specialists (2009-2010) and Managing Director, Equity Product Specialist (Client Portfolio Manager) (2007-2010). He also served as Chairman of the Board of Directors of PineBridge East Africa (2011-2012) and PineBridge Taiwan (2011-2012). Mr. Singleton formerly served in various equity portfolio management and analyst positions, including at UBS Global Asset Management (2003-2006), Metropolitan West Capital Management (2000-2003) and Brinson Partners (investment manager, 1996-2000). Mr. Singleton is a Life Trustee, member of the Executive Committee and Chair of the Investment Committee of the Board of Trustees of the Illinois Institute of Technology (2012-present) and Chair of the Investment Committee (2010-present) of the Executive Leadership Council (nonprofit).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz is a Senior Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present. Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee is a Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments. Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Strategic Advisers® Emerging Markets Fund	.30%
Actual		$ 1,000	$ 1,061.00	$ 1.54
Hypothetical-B		$ 1,000	$ 1,023.37	$ 1.51

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $3,491,189 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 49.25% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.3117 and $.0451 for the dividend paid December 29, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Strategic Advisers Emerging Markets Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with Acadian Asset Management LLC, Causeway Capital Management LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, Schroder Investment Management North America, Inc., Somerset Capital Management LLP, and T. Rowe Price Associates, Inc. (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, FIL Investment Advisors (UK) Limited, Schroder Investment Management North America Limited, and T. Rowe Price Singapore Private Ltd. (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.
At its September 2023 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered.
Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.
The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.
Investment Performance. In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund over different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).
The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. The Board also considered information about performance attribution. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds over different time periods and discussed with Strategic Advisers the reasons for any such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.
The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with the fund's performance notwithstanding that it lags its benchmark index peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.
In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Strategic Advisers funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); and (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group").
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended December 31, 2022 and below the competitive median of the asset size peer group for the 12-month period ended December 31, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended December 31, 2022.
Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.
Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered. Further, based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.
On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.
The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.
Possible Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.918359.113
SAE-ANN-0424
Strategic Advisers® Core Income Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 29, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Core Income Fund	3.78%	1.04%	1.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds gained 3.33% for the 12 months ending February 29, 2024, as measured by the Bloomberg U.S. Aggregate Bond Index. The advance was driven by a powerful rally in the final two months of 2023, but the 12-month period was marked by high levels of volatility. The early months saw the bond market start to rebound from the historic downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The index advanced in March and April of 2023 on optimism the central bank would soon be done with its hiking cycle, only to fall back in each of the next six months, as cooling but still-high inflation and a strong labor market suggested it may need to keep raising rates. Bonds saw particularly sharp sell-offs in September (-2.54%) and October (-1.58%). At its committee meeting in November, though, the Fed struck a new, more optimistic tone, and then in December signaled to the market that, if disinflation trends hold, it expected to begin cutting interest rates in 2024. The index gained 4.53% in November, its best month since the 1980s, and a further 3.83% in December but fell in January (-0.27%) and February (-1.41%) as disinflation stalled. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets, including corporate bonds and asset-backed securities, notably outpaced U.S. Treasurys.
Comments from Portfolio Manager Jonathan Duggan:
For the fiscal year ending February 29, 2024, the Fund gained 3.78%, outpacing the 3.33% advance of the benchmark Bloomberg U.S. Aggregate Bond Index. Among the Fund's active underlying managers, sub-advisers FIAM® and PGIM, along with Fidelity® SAI Total Bond Fund were the top contributors versus the benchmark. The Core Plus mandate from PGIM (+6%) benefited from tactical yield curve positioning, underweight exposure to long-duration bonds, and a smaller-than-benchmark allocation to government-agency mortgage-backed securities (MBS), which lagged other segments oof the bond market. Small stakes in high-yield corporate credit, collateralized loan obligations and emerging-markets (EM) debt also aided this manager's result. An underweight to agency MBS also helped the Core Investment Grade strategy from FIAM (+4.5%), as did security selection among investment-grade (IG) corporate bonds. Fidelity® SAI Total Bond Fund (+5%) likewise received a boost from comparatively light exposure to MBS, along with an overweight to short-maturity IG credit. Holdings of high-yield credit, bank loans and EM debt, as well as timely adjustments to the portfolio's interest rate sensitivity, further fueled this fund's performance. On the downside, the Fund's exposure to intermediate- and long-maturity U.S. Treasurys worked against relative performance the past 12 months, as interest rates rose during the first half of the period then declined during the second half. Our positions here encompassed several underlying funds. In terms of portfolio changes, in July, we hired BlackRock as a sub-adviser to run its Total Return mandate. This is a core-plus strategy that employs structural trades in various markets. Given that corporate credit valuations were not that compelling later in the period, I adjusted manager allocations to increase exposure to U.S. Treasury and MBS investments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 29, 2024 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
PIMCO Total Return Fund Institutional Class	11.0
Fidelity SAI Total Bond Fund	9.6
U.S. Treasury Obligations	9.3
Western Asset Core Bond Fund Class I	7.4
Fidelity SAI U.S. Treasury Bond Index Fund	4.6
Fannie Mae	4.1
iShares 7-10 Year Treasury Bond ETF	4.0
DoubleLine Total Return Bond Fund Class N	3.8
PIMCO Mortgage Opportunities Fund Institutional Class	3.7
Voya Intermediate Bond Fund Class I	3.1
Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (2.2)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Nonconvertible Bonds - 9.1%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.2%
Altice France SA 3.375% 1/15/28 (Reg. S)	EUR	4,550,000	3,983,288
AT&T, Inc.:
1.65% 2/1/28		563,000	495,385
2.55% 12/1/33		6,985,000	5,508,049
3.5% 6/1/41		5,306,000	4,065,739
3.5% 9/15/53		778,000	534,748
3.55% 9/15/55		1,895,000	1,290,928
3.65% 6/1/51		293,000	209,657
3.65% 9/15/59		9,984,000	6,753,224
3.8% 12/1/57		27,261,000	19,185,870
4.3% 2/15/30		3,709,000	3,537,304
4.5% 5/15/35		1,980,000	1,823,236
4.5% 3/9/48		153,000	127,980
4.55% 3/9/49		147,000	123,940
4.75% 5/15/46		5,130,000	4,492,907
5.4% 2/15/34		1,157,000	1,158,528
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		305,000	287,463
Cablevision Lightpath LLC 3.875% 9/15/27 (b)		10,000	9,064
Cellnex Telecom SA 1.75% 10/23/30 (Reg. S)	EUR	5,500,000	5,184,515
Cogent Communications Group, Inc.:
3.5% 5/1/26 (b)		165,000	156,407
7% 6/15/27 (b)		255,000	254,648
Embarq Corp. 7.995% 6/1/36		119,000	67,371
Frontier Communications Holdings LLC:
5.875% 10/15/27 (b)		347,000	335,376
8.625% 3/15/31 (b)		880,000	891,794
Iliad Holding SAS:
6.5% 10/15/26 (b)		475,000	469,621
7% 10/15/28 (b)		450,000	445,227
Koninklijke KPN NV 3.875% 2/16/36 (Reg. S)	EUR	200,000	215,629
Level 3 Financing, Inc.:
3.625% 1/15/29 (b)		35,000	20,475
4.625% 9/15/27 (b)		166,000	110,783
Lumen Technologies, Inc.:
4% 2/15/27 (b)		672,000	433,440
5.125% 12/15/26 (b)		319,000	210,198
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
4.75% 4/30/27 (b)		510,000	489,600
6% 2/15/28 (b)		379,000	362,601
Qwest Corp. 7.25% 9/15/25		203,000	196,396
Sable International Finance Ltd. 5.75% 9/7/27 (b)		526,000	503,540
Sitios Latinoamerica S.A.B. de CV 5.375% 4/4/32 (b)		200,000	184,120
Sprint Capital Corp.:
6.875% 11/15/28		304,000	323,368
8.75% 3/15/32		555,000	670,286
Sprint Spectrum Co. LLC 5.152% 9/20/29 (b)		10,756,750	10,724,113
Telecom Italia Capital SA:
6% 9/30/34		89,000	82,576
6.375% 11/15/33		191,000	183,311
7.721% 6/4/38		5,000	5,121
Telecom Italia SpA 5.303% 5/30/24 (b)		370,000	368,589
Telefonica Emisiones S.A.U. 4.055% 1/24/36 (Reg. S)	EUR	200,000	215,824
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		200,000	187,500
Verizon Communications, Inc.:
1.75% 1/20/31		306,000	245,413
2.1% 3/22/28		48,000	42,739
2.355% 3/15/32		6,146,000	4,983,106
2.55% 3/21/31		666,000	561,322
2.65% 11/20/40		1,515,000	1,044,527
2.85% 9/3/41		273,000	192,683
2.875% 11/20/50		35,000	22,297
3% 11/20/60		191,000	116,199
3.4% 3/22/41		5,565,000	4,263,710
3.7% 3/22/61		620,000	438,086
3.75% 2/28/36	EUR	350,000	372,383
4.016% 12/3/29		1,493,000	1,414,724
4.272% 1/15/36		177,000	160,755
4.329% 9/21/28		35,000	33,970
4.4% 11/1/34		475,000	441,810
5.05% 5/9/33		1,298,000	1,285,384
5.5% 2/23/54		200,000	197,590
5.85% 9/15/35		130,000	136,049
Virgin Media Finance PLC 5% 7/15/30 (b)		270,000	233,072
Zayo Group Holdings, Inc. 4% 3/1/27 (b)		886,000	737,595
			93,803,153
Entertainment - 0.0%
Cinemark U.S.A., Inc.:
5.25% 7/15/28 (b)		174,000	162,533
5.875% 3/15/26 (b)		174,000	171,399
8.75% 5/1/25 (b)		7,000	7,007
Live Nation Entertainment, Inc.:
4.75% 10/15/27 (b)		432,000	413,603
5.625% 3/15/26 (b)		49,000	48,385
6.5% 5/15/27 (b)		403,000	406,469
Netflix, Inc.:
4.375% 11/15/26		165,000	162,280
5.375% 11/15/29 (b)		518,000	526,011
Roblox Corp. 3.875% 5/1/30 (b)		280,000	245,232
Take-Two Interactive Software, Inc. 3.7% 4/14/27		180,000	172,119
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	300,000	328,141
WMG Acquisition Corp. 3.875% 7/15/30 (b)		282,000	248,865
			2,892,044
Interactive Media & Services - 0.0%
Meta Platforms, Inc.:
4.65% 8/15/62		610,000	540,486
5.6% 5/15/53		293,000	303,356
			843,842
Media - 0.4%
Adria Bidco BV:
3.625% 2/15/28 (Reg. S)	EUR	2,000,000	2,024,879
5.25% 2/1/30 (b)	EUR	2,900,000	2,980,582
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)		245,000	228,034
Altice Financing SA 5.75% 8/15/29 (b)		2,175,000	1,873,264
Cable One, Inc. 4% 11/15/30 (b)		700,000	528,920
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (b)		95,000	76,412
4.5% 8/15/30 (b)		619,000	513,473
4.5% 5/1/32		3,891,000	3,073,908
4.5% 6/1/33 (b)		1,900,000	1,461,570
4.75% 3/1/30 (b)		2,655,000	2,258,569
4.75% 2/1/32 (b)		695,000	560,709
5% 2/1/28 (b)		702,000	647,768
5.125% 5/1/27 (b)		231,000	218,333
5.375% 6/1/29 (b)		260,000	235,136
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.25% 1/15/29		5,888,000	4,968,371
2.3% 2/1/32		1,000,000	759,736
2.8% 4/1/31		125,000	101,015
3.5% 6/1/41		144,000	95,327
3.5% 3/1/42		408,000	266,866
3.7% 4/1/51		384,000	233,105
3.9% 6/1/52		8,291,000	5,212,541
3.95% 6/30/62		631,000	371,696
4.8% 3/1/50		2,024,000	1,464,609
5.25% 4/1/53		805,000	624,988
5.375% 5/1/47		26,375,000	20,828,097
6.384% 10/23/35		2,810,000	2,720,280
6.484% 10/23/45		3,445,000	3,147,202
6.65% 2/1/34		870,000	872,987
Clear Channel Outdoor Holdings, Inc.:
5.125% 8/15/27 (b)		540,000	504,922
7.75% 4/15/28 (b)		59,000	51,003
Comcast Corp.:
1.95% 1/15/31		277,000	227,569
2.65% 2/1/30		189,000	166,180
2.887% 11/1/51		604,000	382,423
2.937% 11/1/56		3,739,000	2,300,725
2.987% 11/1/63		870,000	522,684
3.2% 7/15/36		236,000	190,591
3.4% 4/1/30		860,000	786,953
3.45% 2/1/50		123,000	88,321
3.75% 4/1/40		861,000	704,714
3.9% 3/1/38		435,000	373,049
3.969% 11/1/47		32,000	25,350
3.999% 11/1/49		3,000	2,385
4% 3/1/48		150,000	118,920
4.25% 10/15/30		435,000	416,168
4.4% 8/15/35		112,000	104,060
4.65% 2/15/33		81,000	78,681
5.35% 5/15/53		2,937,000	2,862,172
5.5% 5/15/64		1,935,000	1,897,704
COX Communications, Inc.:
2.95% 10/1/50 (b)		81,000	49,390
5.45% 9/15/28 (b)		9,195,000	9,268,254
Cox Enterprises, Inc. 7.375% 7/15/27 (b)		1,945,000	2,047,348
CSC Holdings LLC:
4.125% 12/1/30 (b)		215,000	160,085
4.5% 11/15/31 (b)		220,000	163,350
5.375% 2/1/28 (b)		624,000	543,897
5.75% 1/15/30 (b)		358,000	210,531
6.5% 2/1/29 (b)		3,224,000	2,810,264
7.5% 4/1/28 (b)		350,000	248,810
11.75% 1/31/29 (b)		94,000	98,260
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% (b)(c)		5,100,000	293,250
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (b)		495,000	467,216
Discovery Communications LLC:
3.625% 5/15/30		4,338,000	3,812,945
4% 9/15/55		89,000	58,911
4.65% 5/15/50		11,727,000	8,892,962
5.3% 5/15/49		7,695,000	6,294,475
DISH DBS Corp.:
5.125% 6/1/29		1,100,000	469,123
5.25% 12/1/26 (b)		526,000	420,143
5.75% 12/1/28 (b)		53,000	36,703
5.875% 11/15/24		323,000	305,235
7.75% 7/1/26		550,000	350,625
DISH Network Corp. 11.75% 11/15/27 (b)		5,193,000	5,414,109
Fox Corp.:
5.476% 1/25/39		2,474,000	2,311,156
5.576% 1/25/49		1,641,000	1,501,011
Gannett Holdings LLC 6% 11/1/26 (b)		105,000	94,882
Gray Television, Inc.:
4.75% 10/15/30 (b)		161,000	103,739
5.375% 11/15/31 (b)		63,000	40,755
7% 5/15/27 (b)		175,000	158,148
iHeartCommunications, Inc.:
4.75% 1/15/28 (b)		180,000	129,600
5.25% 8/15/27 (b)		127,000	94,139
6.375% 5/1/26		384,414	327,323
8.375% 5/1/27		166,361	99,817
Lamar Media Corp.:
3.75% 2/15/28		27,000	25,043
4% 2/15/30		157,000	140,123
4.875% 1/15/29		195,000	184,763
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (b)		200,000	168,064
Midas Opco Holdings LLC 5.625% 8/15/29 (b)		340,000	303,552
News Corp. 3.875% 5/15/29 (b)		390,000	352,487
Nexstar Media, Inc.:
4.75% 11/1/28 (b)		196,000	174,038
5.625% 7/15/27 (b)		784,000	742,981
Outfront Media Capital LLC / Corp. 5% 8/15/27 (b)		112,000	107,747
Paramount Global:
4.6% 1/15/45		65,000	44,619
4.9% 8/15/44		43,000	30,275
4.95% 5/19/50		60,000	42,690
5.25% 4/1/44		54,000	40,163
5.85% 9/1/43		178,000	143,969
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (b)		145,000	114,182
RELX Capital, Inc. 3% 5/22/30		86,000	76,797
Scripps Escrow II, Inc. 3.875% 1/15/29 (b)		347,000	274,471
Scripps Escrow, Inc. 5.875% 7/15/27 (b)		36,000	29,222
SES Global Americas Holdings GP 5.3% 3/25/44 (b)		2,000,000	1,533,282
Sinclair Television Group, Inc. 4.125% 12/1/30 (b)		163,000	119,112
Sirius XM Radio, Inc.:
4% 7/15/28 (b)		515,000	463,972
4.125% 7/1/30 (b)		855,000	735,606
5% 8/1/27 (b)		788,000	750,670
5.5% 7/1/29 (b)		1,283,000	1,213,275
TEGNA, Inc.:
4.625% 3/15/28		416,000	373,485
4.75% 3/15/26 (b)		225,000	217,406
5% 9/15/29		189,000	166,320
Time Warner Cable LLC:
5.5% 9/1/41		8,936,000	7,366,737
5.875% 11/15/40		7,708,000	6,647,897
6.55% 5/1/37		8,522,000	8,027,111
7.3% 7/1/38		6,402,000	6,382,902
Univision Communications, Inc.:
7.375% 6/30/30 (b)		420,000	405,666
8% 8/15/28 (b)		1,780,000	1,789,505
Videotron Ltd.:
3.625% 6/15/29 (b)		130,000	116,782
5.125% 4/15/27 (b)		120,000	117,582
5.375% 6/15/24 (b)		88,000	87,709
Virgin Media Secured Finance PLC:
4.25% 1/15/30 (Reg. S)	GBP	1,500,000	1,620,888
5.5% 5/15/29 (b)		175,000	163,973
VZ Secured Financing BV 5% 1/15/32 (b)		2,441,000	2,083,557
Warnermedia Holdings, Inc.:
3.755% 3/15/27		3,690,000	3,491,621
4.054% 3/15/29		1,378,000	1,276,398
4.279% 3/15/32		5,640,000	4,975,535
5.05% 3/15/42		12,536,000	10,541,746
5.141% 3/15/52		10,129,000	8,230,781
Ziggo BV:
2.875% 1/15/30 (Reg. S)	EUR	300,000	287,442
4.875% 1/15/30 (b)		115,000	102,443
			189,713,996
Wireless Telecommunication Services - 0.2%
Digicel Group Holdings Ltd.:
0% 12/31/30 (b)(d)		55,510	62,354
0% 12/31/30 (b)(d)		173,160	17
Digicel Intermediate Holdings 12% 5/25/27 pay-in-kind (e)		715,140	701,195
Digicel MidCo Ltd. / DIFL U.S. II LLC PIK 10.5% 11/25/28 pay-in-kind (e)		2,531,946	2,025,557
Intelsat Jackson Holdings SA:
6.5% 3/15/30 (b)		510,000	474,495
9.75% (b)(c)(d)		5,500,000	1
Millicom International Cellular SA:
4.5% 4/27/31 (b)		200,000	172,740
5.125% 1/15/28 (b)		346,500	329,965
Rogers Communications, Inc.:
4.55% 3/15/52		20,000	16,505
5.3% 2/15/34		4,078,000	4,002,481
Sprint Corp.:
7.125% 6/15/24		2,950,000	2,957,818
7.625% 2/15/25		6,246,000	6,322,359
7.625% 3/1/26		35,000	36,163
T-Mobile U.S.A., Inc.:
2.25% 11/15/31		95,000	77,077
2.625% 4/15/26		220,000	208,197
2.625% 2/15/29		1,140,000	1,010,814
2.875% 2/15/31		96,000	82,581
3% 2/15/41		3,775,000	2,726,571
3.375% 4/15/29		2,445,000	2,241,631
3.75% 4/15/27		7,970,000	7,639,696
3.875% 4/15/30		28,845,000	26,774,389
5.05% 7/15/33		988,000	966,319
5.15% 4/15/34		590,000	580,960
5.2% 1/15/33		215,000	213,722
VMED O2 UK Financing I PLC 4.25% 1/31/31 (b)		495,000	419,819
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (e)	GBP	600,000	737,915
6.25% 10/3/78 (Reg. S) (e)		595,000	591,966
			61,373,307
TOTAL COMMUNICATION SERVICES			348,626,342
CONSUMER DISCRETIONARY - 0.5%
Automobile Components - 0.0%
Adient Global Holdings Ltd.:
4.875% 8/15/26 (b)		2,200,000	2,132,375
7% 4/15/28 (b)		293,000	298,713
American Axle & Manufacturing, Inc.:
5% 10/1/29		160,000	138,733
6.5% 4/1/27		59,000	58,276
6.875% 7/1/28		346,000	334,343
Aptiv PLC / Aptiv Corp. 3.25% 3/1/32		1,115,000	961,453
Clarios Global LP 6.75% 5/15/25 (b)		87,000	86,940
Clarios Global LP / Clarios U.S. Finance Co.:
6.25% 5/15/26 (b)		382,000	380,964
6.75% 5/15/28 (b)		105,000	106,271
Cooper Standard Auto, Inc.:
10.625% 5/15/27 pay-in-kind (b)(e)		143,968	107,366
13.5% 3/31/27 pay-in-kind (b)(e)		198,111	209,998
Dana Financing Luxembourg SARL 5.75% 4/15/25 (b)		60,000	59,722
Dana, Inc.:
4.5% 2/15/32		115,000	96,590
5.625% 6/15/28		637,000	616,634
Hertz Corp. 4.625% 12/1/26 (b)		372,000	329,298
Lear Corp. 2.6% 1/15/32		5,000	4,047
Macquarie AirFinance Holdings:
8.125% 3/30/29 (b)		100,000	103,975
8.375% 5/1/28 (b)		130,000	136,172
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	300,000	337,022
Schaeffler AG:
3.375% 10/12/28 (Reg. S)	EUR	400,000	415,027
4.75% 8/14/29 (Reg. S)	EUR	100,000	109,296
Tenneco, Inc. 8% 11/17/28 (b)		1,950,000	1,776,938
The Goodyear Tire & Rubber Co.:
5% 7/15/29		340,000	312,948
5.25% 4/30/31		482,000	436,511
5.25% 7/15/31		117,000	105,590
9.5% 5/31/25		10,000	10,100
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	800,000	797,895
			10,463,197
Automobiles - 0.1%
Ford Motor Co.:
3.25% 2/12/32		1,945,000	1,595,011
4.75% 1/15/43		4,145,000	3,353,375
5.291% 12/8/46		460,000	397,795
9.625% 4/22/30		481,000	561,914
General Motors Co.:
5.95% 4/1/49		10,000	9,633
6.25% 10/2/43		8,855,000	8,893,200
6.6% 4/1/36		775,000	815,406
6.75% 4/1/46		465,000	491,792
General Motors Financial Co., Inc.:
2.4% 4/10/28		1,895,000	1,689,177
2.7% 6/10/31		570,000	469,877
3.6% 6/21/30		303,000	271,106
3.8% 4/7/25		15,000	14,720
4% 1/15/25		5,695,000	5,613,529
5.4% 5/8/27		1,360,000	1,360,610
5.75% 2/8/31		75,000	74,782
5.85% 4/6/30		2,471,000	2,503,630
Hyundai Capital America:
1.5% 6/15/26 (b)		367,000	335,856
1.8% 10/15/25 (b)		120,000	113,108
2.375% 10/15/27 (b)		32,000	28,962
3% 2/10/27 (b)		252,000	236,455
Thor Industries, Inc. 4% 10/15/29 (b)		150,000	132,750
			28,962,688
Broadline Retail - 0.0%
Amazon.com, Inc.:
2.5% 6/3/50		250,000	157,053
3.6% 4/13/32		335,000	308,929
3.95% 4/13/52		282,000	233,108
John Lewis PLC 6.125% 1/21/25	GBP	1,616,000	2,031,668
Kohl's Corp. 4.25% 7/17/25		20,000	19,433
Macy's Retail Holdings LLC 5.875% 4/1/29 (b)		282,000	271,586
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	1,000,000	1,201,359
Match Group Holdings II LLC:
3.625% 10/1/31 (b)		170,000	143,225
4.125% 8/1/30 (b)		70,000	61,840
Nordstrom, Inc.:
2.3% 4/8/24		12,000	11,944
4.375% 4/1/30		718,000	634,353
Shutterfly Finance LLC:
8.5% 10/1/27 pay-in-kind (b)(e)		39,221	30,984
9.75% 10/1/27 (b)		4,660	4,660
			5,110,142
Distributors - 0.0%
American Builders & Contractors Supply Co., Inc.:
3.875% 11/15/29 (b)		70,000	62,516
4% 1/15/28 (b)		262,000	244,738
Ritchie Bros. Holdings, Inc.:
6.75% 3/15/28 (b)		200,000	204,690
7.75% 3/15/31 (b)		204,000	214,455
			726,399
Diversified Consumer Services - 0.0%
Adtalem Global Education, Inc. 5.5% 3/1/28 (b)		759,000	722,439
California Institute of Technology 3.65% 9/1/19		535,000	371,078
ERAC U.S.A. Finance LLC:
3.3% 12/1/26 (b)		8,865,000	8,438,786
7% 10/15/37 (b)		8,000	9,092
Massachusetts Institute of Technology:
2.989% 7/1/50		865,000	624,364
3.959% 7/1/38		2,125,000	1,943,418
5.6% 7/1/11		400,000	430,932
President and Fellows of Harvard College:
3.15% 7/15/46		315,000	235,707
3.3% 7/15/56		190,000	140,770
Service Corp. International 5.125% 6/1/29		565,000	551,327
Sotheby's 7.375% 10/15/27 (b)		95,000	91,250
Trustees of Boston University 4.061% 10/1/48		450,000	383,315
University of Miami 4.063% 4/1/52		102,000	85,875
University of Pennsylvania Trustees:
2.396% 10/1/50		495,000	307,491
3.61% 2/15/2119		285,000	198,248
University of Southern California:
3.226% 10/1/20		23,000	14,022
3.841% 10/1/47		515,000	430,585
4.976% 10/1/53		1,082,000	1,084,272
Washington University:
3.524% 4/15/54		2,630,000	2,060,324
4.349% 4/15/22		2,340,000	1,963,982
Yale University 2.402% 4/15/50		2,140,000	1,381,681
			21,468,958
Hotels, Restaurants & Leisure - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (b)		186,000	173,497
4% 10/15/30 (b)		5,257,000	4,617,769
4.375% 1/15/28 (b)		280,000	262,830
5.75% 4/15/25 (b)		90,000	89,667
Aramark Services, Inc.:
5% 4/1/25 (b)		32,000	31,796
5% 2/1/28 (b)		2,110,000	2,022,064
Boyd Gaming Corp. 4.75% 12/1/27		443,000	425,543
Boyne U.S.A., Inc. 4.75% 5/15/29 (b)		325,000	298,797
Brinker International, Inc. 8.25% 7/15/30 (b)		1,825,000	1,912,618
Caesars Entertainment, Inc.:
4.625% 10/15/29 (b)		1,575,000	1,437,969
6.5% 2/15/32 (b)		1,450,000	1,460,850
7% 2/15/30 (b)		2,625,000	2,689,205
Carnival Corp.:
4% 8/1/28 (b)		530,000	488,850
5.75% 3/1/27 (b)		1,100,000	1,086,241
6% 5/1/29 (b)		1,100,000	1,073,166
7.625% 3/1/26 (b)		1,050,000	1,063,661
Carnival Holdings (Bermuda) Ltd. 10.375% 5/1/28 (b)		716,000	781,130
CCM Merger, Inc. 6.375% 5/1/26 (b)		420,000	414,320
Cedar Fair LP 5.25% 7/15/29		271,000	255,981
Cedar Fair LP/Canada's Wonderland Co.:
5.5% 5/1/25 (b)		17,000	16,943
6.5% 10/1/28		160,000	160,271
Churchill Downs, Inc.:
4.75% 1/15/28 (b)		170,000	160,809
6.75% 5/1/31 (b)		55,000	55,033
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.625% 1/15/29 (b)		1,300,000	1,179,698
Garden SpinCo Corp. 8.625% 7/20/30 (b)		45,000	47,705
Golden Entertainment, Inc. 7.625% 4/15/26 (b)		1,200,000	1,194,689
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)		367,000	313,513
3.75% 5/1/29 (b)		688,000	624,929
4% 5/1/31 (b)		1,156,000	1,027,086
4.875% 1/15/30		63,000	59,900
5.375% 5/1/25 (b)		41,000	40,802
5.75% 5/1/28 (b)		25,000	24,931
Hilton Grand Vacations Borrower Escrow LLC 6.625% 1/15/32 (b)		225,000	224,999
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		40,000	39,026
Hyatt Hotels Corp. 5.75% 1/30/27		1,245,000	1,260,785
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	485,000	562,215
International Game Technology PLC:
5.25% 1/15/29 (b)		200,000	193,324
6.25% 1/15/27 (b)		200,000	200,844
6.5% 2/15/25 (b)		428,000	428,645
Marriott International, Inc.:
3.125% 6/15/26		1,390,000	1,327,113
4.9% 4/15/29		925,000	913,805
5.3% 5/15/34		170,000	167,297
Marriott Ownership Resorts, Inc.:
4.5% 6/15/29 (b)		74,000	67,125
4.75% 1/15/28		129,000	119,883
McDonald's Corp.:
3.875% 2/20/31 (Reg. S)	EUR	300,000	329,111
5.45% 8/14/53		500,000	498,322
MGM Resorts International:
4.625% 9/1/26		620,000	601,089
4.75% 10/15/28		230,000	215,886
5.5% 4/15/27		2,496,000	2,444,572
5.75% 6/15/25		118,000	117,834
6.75% 5/1/25		127,000	127,177
NCL Corp. Ltd.:
5.875% 3/15/26 (b)		650,000	634,888
5.875% 2/15/27 (b)		155,000	153,190
8.375% 2/1/28 (b)		105,000	110,225
NCL Finance Ltd. 6.125% 3/15/28 (b)		40,000	39,016
Ontario Gaming GTA LP 8% 8/1/30 (b)		60,000	61,195
Premier Entertainment Sub LLC 5.875% 9/1/31 (b)		1,200,000	850,032
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (b)		100,000	98,079
5.5% 8/31/26 (b)		1,330,000	1,314,783
6.25% 3/15/32 (b)(f)		115,000	115,329
7.25% 1/15/30 (b)		370,000	384,680
8.25% 1/15/29 (b)		272,000	288,505
9.25% 1/15/29 (b)		519,000	558,284
11.625% 8/15/27 (b)		255,000	275,820
Sands China Ltd.:
5.125% 8/8/25		625,000	614,844
5.4% 8/8/28		3,340,000	3,246,480
Six Flags Entertainment Corp. 5.5% 4/15/27 (b)		182,000	178,133
Six Flags Theme Park, Inc. 7% 7/1/25 (b)		29,000	29,067
Starbucks Corp. 4.8% 2/15/33		93,000	91,718
Station Casinos LLC 4.5% 2/15/28 (b)		292,000	272,266
Travel+Leisure Co. 6% 4/1/27		30,000	29,889
Vail Resorts, Inc. 6.25% 5/15/25 (b)		114,000	114,412
Viking Cruises Ltd. 5.875% 9/15/27 (b)		1,350,000	1,319,625
Voc Escrow Ltd. 5% 2/15/28 (b)		1,400,000	1,344,602
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	720,000	822,802
3.375% 10/16/25 (Reg. S)	GBP	1,870,000	2,274,777
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (b)		249,000	243,664
Wynn Macau Ltd. 5.5% 1/15/26 (b)		1,350,000	1,309,554
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.:
5.125% 10/1/29 (b)		540,000	509,384
7.125% 2/15/31 (b)		825,000	851,964
Yum! Brands, Inc.:
3.625% 3/15/31		430,000	378,152
4.625% 1/31/32		310,000	284,583
4.75% 1/15/30 (b)		283,000	268,471
5.35% 11/1/43		50,000	47,931
			54,447,659
Household Durables - 0.1%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (b)		500,000	444,068
CD&R Smokey Buyer, Inc. 6.75% 7/15/25 (b)		236,000	235,068
Century Communities, Inc.:
3.875% 8/15/29 (b)		135,000	119,130
6.75% 6/1/27		250,000	250,388
Lennar Corp.:
4.75% 11/29/27		9,350,000	9,200,747
5% 6/15/27		12,100,000	11,999,813
LGI Homes, Inc. 8.75% 12/15/28 (b)		85,000	89,091
Newell Brands, Inc.:
5.2% 4/1/26 (g)		456,000	442,804
6.375% 4/1/36 (g)		301,000	264,371
6.625% 9/15/29		751,000	718,870
SWF Escrow Issuer Corp. 6.5% 10/1/29 (b)		850,000	597,837
Tempur Sealy International, Inc.:
3.875% 10/15/31 (b)		120,000	99,810
4% 4/15/29 (b)		1,716,000	1,538,125
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,015,000	963,299
Toll Brothers Finance Corp.:
4.35% 2/15/28		29,675,000	28,521,829
4.875% 3/15/27		5,400,000	5,310,041
TopBuild Corp. 4.125% 2/15/32 (b)		815,000	713,801
			61,509,092
Leisure Products - 0.0%
Amer Sports Co. 6.75% 2/16/31 (b)		115,000	114,449
Hasbro, Inc. 3.9% 11/19/29		5,000	4,582
Mattel, Inc. 6.2% 10/1/40		115,000	113,069
			232,100
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
4.5% 3/1/28		108,000	100,710
4.625% 11/15/29 (b)		285,000	259,619
4.75% 3/1/30		36,000	32,761
5% 2/15/32 (b)		80,000	71,024
AutoNation, Inc. 4.75% 6/1/30		953,000	906,434
AutoZone, Inc.:
1.65% 1/15/31		505,000	401,812
3.75% 4/18/29		1,400,000	1,314,790
4% 4/15/30		7,024,000	6,611,196
6.25% 11/1/28		440,000	457,557
Bath & Body Works, Inc.:
5.25% 2/1/28		22,000	21,360
6.625% 10/1/30 (b)		910,000	914,997
6.75% 7/1/36		200,000	196,563
6.875% 11/1/35		52,000	52,026
7.5% 6/15/29		682,000	702,194
Champions Financing, Inc. 8.75% 2/15/29 (b)		170,000	173,650
Foot Locker, Inc. 4% 10/1/29 (b)		60,000	50,774
Gap, Inc.:
3.625% 10/1/29 (b)		353,000	298,173
3.875% 10/1/31 (b)		1,340,000	1,080,909
Group 1 Automotive, Inc. 4% 8/15/28 (b)		315,000	287,533
LCM Investments Holdings:
4.875% 5/1/29 (b)		50,000	44,902
8.25% 8/1/31 (b)		65,000	66,339
Lithia Motors, Inc.:
3.875% 6/1/29 (b)		245,000	218,663
4.375% 1/15/31 (b)		48,000	42,589
4.625% 12/15/27 (b)		11,000	10,480
Lowe's Companies, Inc.:
2.625% 4/1/31		261,000	222,350
2.8% 9/15/41		691,000	482,635
3.75% 4/1/32		1,904,000	1,730,106
4.25% 4/1/52		7,251,000	5,825,637
4.45% 4/1/62		6,910,000	5,517,174
4.5% 4/15/30		155,000	150,598
5.625% 4/15/53		572,000	567,689
Michaels Companies, Inc.:
5.25% 5/1/28 (b)		40,000	31,056
7.875% 5/1/29 (b)		600,000	387,422
O'Reilly Automotive, Inc.:
1.75% 3/15/31		938,000	751,810
3.6% 9/1/27		5,000	4,763
3.9% 6/1/29		600,000	569,560
4.7% 6/15/32		40,000	38,701
Penske Automotive Group, Inc. 3.75% 6/15/29		312,000	276,350
PetSmart, Inc. / PetSmart Finance Corp. 4.75% 2/15/28 (b)		537,000	503,333
Sally Holdings LLC 6.75% 3/1/32		670,000	668,074
Sonic Automotive, Inc. 4.625% 11/15/29 (b)		268,000	236,494
Staples, Inc.:
7.5% 4/15/26 (b)		187,000	179,785
10.75% 4/15/27 (b)		174,000	159,210
The Home Depot, Inc.:
1.875% 9/15/31		178,000	144,187
3.5% 9/15/56		152,000	112,288
3.625% 4/15/52		400,000	302,155
4.25% 4/1/46		140,000	119,573
4.5% 9/15/32		265,000	259,232
4.875% 2/15/44		1,150,000	1,078,706
5.875% 12/16/36		300,000	319,045
Triton Container International Ltd. 1.15% 6/7/24 (b)		277,000	272,283
Valvoline, Inc. 4.25% 2/15/30 (b)		357,000	354,742
Wand NewCo 3, Inc. 7.625% 1/30/32 (b)		145,000	148,988
			35,731,001
Textiles, Apparel & Luxury Goods - 0.1%
Crocs, Inc. 4.125% 8/15/31 (b)		120,000	102,096
Hanesbrands, Inc. 4.875% 5/15/26 (b)		55,000	53,076
Kontoor Brands, Inc. 4.125% 11/15/29 (b)		40,000	35,771
Levi Strauss & Co. 3.5% 3/1/31 (b)		170,000	147,317
Tapestry, Inc.:
3.05% 3/15/32		14,311,000	11,596,130
7% 11/27/26		2,553,000	2,622,065
7.05% 11/27/25		946,000	963,661
7.35% 11/27/28		3,163,000	3,308,505
7.7% 11/27/30		3,163,000	3,353,884
7.85% 11/27/33		3,163,000	3,421,562
The William Carter Co. 5.625% 3/15/27 (b)		1,103,000	1,082,127
Wolverine World Wide, Inc. 4% 8/15/29 (b)		170,000	136,213
			26,822,407
TOTAL CONSUMER DISCRETIONARY			245,473,643
CONSUMER STAPLES - 0.4%
Beverages - 0.1%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc.:
4.7% 2/1/36		3,923,000	3,754,744
4.9% 2/1/46		11,035,000	10,201,811
Anheuser-Busch InBev Finance, Inc. 4.7% 2/1/36		2,444,000	2,339,178
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30		200,000	185,027
4.375% 4/15/38		641,000	586,172
5.8% 1/23/59 (Reg. S)		6,509,000	6,909,742
Bacardi Ltd. 4.45% 5/15/25 (b)		6,230,000	6,136,220
Central American Bottling Corp. 5.25% 4/27/29 (b)		66,000	62,040
Constellation Brands, Inc.:
2.25% 8/1/31		1,660,000	1,354,483
3.7% 12/6/26		1,200,000	1,155,827
4.4% 11/15/25		805,000	792,982
4.5% 5/9/47		55,000	46,401
4.65% 11/15/28		292,000	286,633
Diageo Capital PLC 3.875% 4/29/43		200,000	169,467
Keurig Dr. Pepper, Inc.:
2.55% 9/15/26		14,000	13,127
3.43% 6/15/27		6,000	5,712
Molson Coors Beverage Co. 4.2% 7/15/46		92,000	75,155
PepsiCo, Inc. 2.75% 10/21/51		360,000	236,935
Primo Water Holdings, Inc. 4.375% 4/30/29 (b)		220,000	199,595
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)		800,000	698,384
			35,209,635
Consumer Staples Distribution & Retail - 0.0%
7-Eleven, Inc.:
0.95% 2/10/26 (b)		70,000	64,509
1.8% 2/10/31 (b)		257,000	204,770
2.5% 2/10/41 (b)		102,000	68,241
2.8% 2/10/51 (b)		124,000	76,862
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (b)		954,000	849,973
4.625% 1/15/27 (b)		1,120,000	1,079,727
4.875% 2/15/30 (b)		644,000	604,525
5.875% 2/15/28 (b)		32,000	31,536
6.5% 2/15/28 (b)		1,110,000	1,116,892
Alimentation Couche-Tard, Inc.:
3.439% 5/13/41 (b)		13,000	9,849
3.625% 5/13/51 (b)		14,000	10,209
5.267% 2/12/34 (b)		4,138,000	4,099,467
5.617% 2/12/54 (b)		100,000	99,677
Bellis Acquisition Co. PLC 4.5% 2/16/26 (b)	GBP	975,000	1,184,713
Bellis Finco PLC 4% 2/16/27 (b)	GBP	9,000,000	10,257,576
C&S Group Enterprises LLC 5% 12/15/28 (b)		985,000	780,342
CVS Lease-Backed Pass-Through Certificates 8.353% 7/10/31 (b)		5,935	6,309
KeHE Distributor / Nextwave 9% 2/15/29 (b)		170,000	170,499
Kroger Co.:
2.65% 10/15/26		430,000	404,151
7.7% 6/1/29		26,000	28,857
Nestle Finance International Ltd. 3.25% 1/23/37 (Reg. S)	EUR	130,000	137,201
Performance Food Group, Inc.:
4.25% 8/1/29 (b)		205,000	186,049
5.5% 10/15/27 (b)		157,000	153,755
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	300,000	337,680
Target Corp.:
4% 7/1/42		100,000	86,513
4.8% 1/15/53		110,000	101,705
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	615,000	676,813
U.S. Foods, Inc.:
4.625% 6/1/30 (b)		55,000	50,397
7.25% 1/15/32 (b)		110,000	113,563
			22,992,360
Food Products - 0.2%
Archer Daniels Midland Co. 4.5% 3/15/49		35,000	30,416
B&G Foods, Inc. 5.25% 9/15/27		2,300,000	2,138,462
Bunge Ltd. Finance Corp. 2.75% 5/14/31		310,000	263,615
Campbell Soup Co. 4.15% 3/15/28		129,000	124,466
Cargill, Inc. 4.375% 4/22/52 (b)		220,000	190,267
Chobani LLC/Finance Corp., Inc. 7.625% 7/1/29 (b)		130,000	130,675
Darling Ingredients, Inc.:
5.25% 4/15/27 (b)		442,000	433,541
6% 6/15/30 (b)		255,000	251,288
Fiesta Purchaser, Inc. 7.875% 3/1/31 (b)		105,000	108,272
JBS U.S.A. Lux SA/JBS Food Co./JBS U.S.A. Finance, Inc.:
2.5% 1/15/27		6,705,000	6,151,451
3% 2/2/29		390,000	341,874
3% 5/15/32		6,735,000	5,392,420
3.625% 1/15/32		1,194,000	1,003,957
3.75% 12/1/31		1,040,000	884,349
4.375% 2/2/52		1,620,000	1,165,473
5.125% 2/1/28		8,005,000	7,843,397
5.5% 1/15/30		16,270,000	15,857,422
5.75% 4/1/33		6,505,000	6,308,667
6.5% 12/1/52		1,000,000	961,508
JBS U.S.A. Lux. SA / JBS U.S.A. Food 6.75% 3/15/34 (b)		210,000	216,299
JDE Peet's BV:
2.25% 9/24/31 (b)		729,000	570,314
4.5% 1/23/34 (Reg. S)	EUR	206,000	227,697
Kraft Heinz Foods Co.:
4.375% 6/1/46		3,645,000	3,019,809
7.125% 8/1/39 (b)		9,093,000	10,349,584
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (b)		560,000	507,401
4.375% 1/31/32 (b)		1,258,000	1,123,942
4.875% 5/15/28 (b)		405,000	392,254
Mead Johnson Nutrition Co. 4.6% 6/1/44		29,000	25,767
Pilgrim's Pride Corp.:
3.5% 3/1/32		3,025,000	2,527,509
4.25% 4/15/31		3,130,000	2,797,698
6.25% 7/1/33		415,000	419,442
6.875% 5/15/34		1,000,000	1,053,125
Post Holdings, Inc.:
4.625% 4/15/30 (b)		611,000	555,934
5.5% 12/15/29 (b)		1,595,000	1,526,127
5.75% 3/1/27 (b)		90,000	90,862
6.25% 2/15/32 (b)		655,000	658,386
Simmons Foods, Inc. 4.625% 3/1/29 (b)		700,000	613,379
TreeHouse Foods, Inc. 4% 9/1/28		505,000	445,663
Tyson Foods, Inc. 5.7% 3/15/34		1,820,000	1,817,646
Viterra Finance BV 3.2% 4/21/31 (b)		200,000	171,648
			78,692,006
Household Products - 0.0%
Central Garden & Pet Co.:
4.125% 10/15/30		256,000	227,422
4.125% 4/30/31 (b)		621,000	543,354
5.125% 2/1/28		15,000	14,457
Energizer Holdings, Inc.:
4.375% 3/31/29 (b)		393,000	348,190
4.75% 6/15/28 (b)		150,000	137,152
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	440,000	486,055
Spectrum Brands Holdings, Inc.:
3.875% 3/15/31 (b)		635,000	603,101
5% 10/1/29 (b)		389,000	377,330
			2,737,061
Personal Care Products - 0.0%
BellRing Brands, Inc. 7% 3/15/30 (b)		110,000	112,246
Edgewell Personal Care Co.:
4.125% 4/1/29 (b)		61,000	55,583
5.5% 6/1/28 (b)		313,000	305,569
Estee Lauder Companies, Inc.:
2.6% 4/15/30		120,000	104,943
3.125% 12/1/49		52,000	35,546
HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.625% 7/15/30 (b)		215,000	218,494
Kenvue, Inc.:
5.05% 3/22/53		125,000	120,381
5.1% 3/22/43		140,000	136,819
Prestige Brands, Inc. 5.125% 1/15/28 (b)		125,000	120,820
			1,210,401
Tobacco - 0.1%
Altria Group, Inc.:
2.45% 2/4/32		321,000	257,086
3.4% 2/4/41		6,807,000	4,895,188
4.25% 8/9/42		658,000	527,494
4.5% 5/2/43		419,000	347,852
5.375% 1/31/44		81,000	78,722
5.8% 2/14/39		96,000	95,731
6.875% 11/1/33		5,116,000	5,527,192
BAT Capital Corp.:
2.125% 8/15/25	GBP	124,000	148,810
2.259% 3/25/28		1,008,000	892,001
3.557% 8/15/27		871,000	823,403
3.984% 9/25/50		6,000	4,095
4.39% 8/15/37		1,890,000	1,549,993
4.54% 8/15/47		6,420,000	4,815,152
4.7% 4/2/27		425,000	415,941
4.758% 9/6/49		1,055,000	816,190
5.834% 2/20/31		2,240,000	2,232,254
6% 2/20/34		3,805,000	3,764,199
6.343% 8/2/30		1,270,000	1,311,526
7.081% 8/2/53		1,314,000	1,360,279
BAT International Finance PLC:
4.448% 3/16/28		8,700,000	8,390,166
5.931% 2/2/29		395,000	403,386
Philip Morris International, Inc.:
3.125% 3/2/28		25,000	23,263
3.875% 8/21/42		830,000	654,646
4.375% 11/15/41		692,000	588,221
4.875% 2/15/28		256,000	254,590
5.125% 11/17/27		201,000	201,340
5.125% 2/15/30		14,955,000	14,882,615
5.125% 2/13/31		1,240,000	1,221,279
5.25% 9/7/28		485,000	488,671
5.25% 2/13/34		1,520,000	1,485,039
5.375% 2/15/33		1,352,000	1,345,525
			59,801,849
TOTAL CONSUMER STAPLES			200,643,312
ENERGY - 1.0%
Energy Equipment & Services - 0.0%
Archrock Partners LP / Archrock Partners Finance Corp. 6.875% 4/1/27 (b)		175,000	174,119
Baker Hughes Co.:
2.061% 12/15/26		35,000	32,280
4.08% 12/15/47		56,000	45,215
5.125% 9/15/40		26,000	25,269
Diamond Foreign Asset Co. / Diamond Finance, LLC 8.5% 10/1/30 (b)		110,000	112,642
Guara Norte SARL 5.198% 6/15/34 (b)		171,358	154,436
Halliburton Co.:
4.75% 8/1/43		427,000	386,067
7.6% 8/15/96 (b)		8,000	9,168
Kodiak Gas Services LLC 7.25% 2/15/29 (b)		170,000	173,073
Nabors Industries, Inc. 7.375% 5/15/27 (b)		175,000	174,356
Noble Finance II LLC 8% 4/15/30 (b)		165,000	169,644
NuStar Logistics LP:
5.625% 4/28/27		58,000	57,403
5.75% 10/1/25		60,000	59,456
6% 6/1/26		324,000	320,290
6.375% 10/1/30		19,000	19,054
Precision Drilling Corp. 7.125% 1/15/26 (b)		337,000	336,566
Schlumberger Holdings Corp. 3.9% 5/17/28 (b)		172,000	164,943
Seadrill Finance Ltd. 8.375% 8/1/30 (b)		305,000	313,438
Technip Energies NV 1.125% 5/28/28	EUR	280,000	270,947
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)		81,000	80,725
Transocean, Inc.:
8.75% 2/15/30 (b)		166,500	170,966
11.5% 1/30/27 (b)		140,000	145,600
U.S.A. Compression Partners LP/U.S.A. Compression Finance Corp.:
6.875% 4/1/26		115,000	114,843
6.875% 9/1/27		102,000	101,476
Valaris Ltd. 8.375% 4/30/30 (b)		170,000	174,316
			3,786,292
Oil, Gas & Consumable Fuels - 1.0%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2/15/26 (b)		125,000	125,517
Aker BP ASA:
3.1% 7/15/31 (b)		2,295,000	1,938,385
6% 6/13/33 (b)		250,000	254,206
Altus Midstream LP:
5.875% 6/15/30 (b)		407,000	396,587
6.625% 12/15/28 (b)		215,000	217,645
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29 (b)		85,000	80,844
5.75% 3/1/27 (b)		1,250,000	1,223,047
5.75% 1/15/28 (b)		435,000	426,445
6.625% 2/1/32 (b)		775,000	771,830
7.875% 5/15/26 (b)		1,348,000	1,376,921
Antero Resources Corp.:
5.375% 3/1/30 (b)		458,000	436,475
7.625% 2/1/29 (b)		3,710,000	3,821,063
Apache Corp.:
4.25% 1/15/30		575,000	528,029
4.75% 4/15/43		107,000	82,157
5.25% 2/1/42		619,000	510,056
Ascent Resources - Utica LLC/ARU Finance Corp. 7% 11/1/26 (b)		1,530,000	1,528,964
Baytex Energy Corp.:
8.5% 4/30/30 (b)		134,000	139,334
8.75% 4/1/27 (b)		271,000	281,122
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625% 7/15/26 (b)		215,000	213,379
BP Capital Markets PLC 2.822% 4/7/32 (Reg. S)	EUR	106,000	108,168
Buckeye Partners LP:
4.125% 12/1/27		534,000	496,994
4.5% 3/1/28 (b)		135,000	125,511
California Resources Corp. 7.125% 2/1/26 (b)		228,000	229,202
Cenovus Energy, Inc.:
3.75% 2/15/52		3,795,000	2,710,782
5.25% 6/15/37		1,199,000	1,112,343
Cheniere Corpus Christi Holdings LLC:
2.742% 12/31/39		528,000	412,693
3.7% 11/15/29		583,000	537,645
5.125% 6/30/27		1,466,000	1,459,345
Cheniere Energy Partners LP:
3.25% 1/31/32		1,366,000	1,141,693
4% 3/1/31		305,000	272,015
4.5% 10/1/29		1,616,000	1,513,650
5.95% 6/30/33		573,000	576,763
Chesapeake Energy Corp.:
5.5% 2/1/26 (b)		330,000	327,112
5.875% 2/1/29 (b)		1,405,000	1,389,826
6.75% 4/15/29 (b)		396,000	397,481
Chord Energy Corp. 6.375% 6/1/26 (b)		280,000	280,350
Citgo Petroleum Corp. 7% 6/15/25 (b)		1,275,000	1,271,993
Civitas Resources, Inc.:
8.375% 7/1/28 (b)		899,000	940,735
8.625% 11/1/30 (b)		425,000	454,784
8.75% 7/1/31 (b)		233,000	247,789
CNX Midstream Partners LP 4.75% 4/15/30 (b)		45,000	39,368
CNX Resources Corp. 7.25% 3/14/27 (b)		158,000	160,820
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30 (b)		957,000	974,803
6.036% 11/15/33 (b)		5,180,000	5,318,834
6.497% 8/15/43 (b)		971,000	1,027,520
6.544% 11/15/53 (b)		1,389,000	1,479,665
6.714% 8/15/63 (b)		831,000	899,850
Comstock Resources, Inc.:
5.875% 1/15/30 (b)		32,000	27,981
6.75% 3/1/29 (b)		591,000	545,161
ConocoPhillips Co.:
3.758% 3/15/42		525,000	427,035
3.8% 3/15/52		390,000	298,962
4.025% 3/15/62		578,000	449,661
5.05% 9/15/33		3,055,000	3,045,535
5.55% 3/15/54		1,170,000	1,183,702
Continental Resources, Inc. 5.75% 1/15/31 (b)		770,000	754,820
Coterra Energy, Inc. 3.9% 5/15/27		100,000	96,171
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (b)		40,000	39,350
CVR Energy, Inc.:
5.75% 2/15/28 (b)		40,000	37,128
8.5% 1/15/29 (b)		220,000	221,375
DCP Midstream Operating LP:
5.125% 5/15/29		355,000	350,570
5.375% 7/15/25		345,000	344,231
5.6% 4/1/44		3,773,000	3,593,066
5.625% 7/15/27		260,000	260,875
Delek Logistics Partners LP/Delek Logistics Finance Corp. 8.625% 3/15/29 (b)(f)		225,000	225,240
Devon Energy Corp.:
5.25% 10/15/27		315,000	314,313
5.6% 7/15/41		1,000,000	941,167
Diamondback Energy, Inc.:
3.125% 3/24/31		5,057,000	4,433,653
3.25% 12/1/26		7,774,000	7,430,807
3.5% 12/1/29		4,944,000	4,538,717
6.25% 3/15/33		2,200,000	2,312,896
6.25% 3/15/53		69,000	72,964
DT Midstream, Inc.:
4.125% 6/15/29 (b)		327,000	298,795
4.3% 4/15/32 (b)		40,000	35,566
4.375% 6/15/31 (b)		148,000	133,242
Ecopetrol SA:
6.875% 4/29/30		1,534,000	1,492,275
8.625% 1/19/29		3,555,000	3,764,745
8.875% 1/13/33		1,200,000	1,261,200
EG Global Finance PLC:
11% 11/30/28 (b)	EUR	3,800,000	4,283,930
12% 11/30/28 (b)		2,790,000	2,945,543
Enbridge, Inc. 8.5% 1/15/84 (e)		3,910,000	4,169,307
Encino Acquisition Partners Holdings LLC 8.5% 5/1/28 (b)		124,000	123,801
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)		1,455,000	1,466,786
Energean Israel Finance Ltd.:
4.875% 3/30/26 (Reg. S) (b)		1,411,438	1,321,611
5.375% 3/30/28 (Reg. S) (b)		1,522,000	1,360,440
Energy Transfer LP:
3.75% 5/15/30		2,964,000	2,703,215
3.9% 7/15/26		955,000	924,447
4.75% 1/15/26		850,000	840,168
4.9% 3/15/35		106,000	98,837
4.95% 5/15/28		152,000	150,011
4.95% 6/15/28		4,954,000	4,879,406
5% 5/15/50		6,923,000	5,968,234
5.15% 3/15/45		295,000	263,182
5.25% 4/15/29		3,007,000	2,995,397
5.3% 4/15/47		358,000	320,641
5.35% 5/15/45		3,711,000	3,373,841
5.4% 10/1/47		7,698,000	6,982,139
5.55% 2/15/28		246,000	247,898
5.55% 5/15/34		235,000	232,509
5.625% 5/1/27 (b)		26,000	25,767
5.75% 4/1/25		1,747,000	1,744,117
5.75% 2/15/33		113,000	113,779
5.8% 6/15/38		3,282,000	3,244,845
6% 2/1/29 (b)		316,000	316,872
6% 6/15/48		2,369,000	2,321,979
6.125% 12/15/45		2,635,000	2,618,269
6.25% 4/15/49		1,925,000	1,943,599
6.4% 12/1/30		785,000	823,721
6.55% 12/1/33		1,140,000	1,209,198
6.625% 10/15/36		900,000	941,600
7.375% 2/1/31 (b)		1,198,000	1,253,527
8% 4/1/29 (b)		69,000	71,571
Eni SpA 3.875% 1/15/34 (Reg. S)	EUR	107,000	114,410
Eni U.S.A., Inc. 7.3% 11/15/27		14,000	14,879
EnLink Midstream LLC 5.625% 1/15/28 (b)		595,000	586,260
EnLink Midstream Partners LP:
4.15% 6/1/25		22,000	21,448
4.85% 7/15/26		48,000	46,801
5.6% 4/1/44		56,000	50,753
Enterprise Products Operating LP:
3.125% 7/31/29		1,080,000	988,062
4.85% 3/15/44		3,215,000	2,949,483
5.25% 8/16/77 (e)		43,000	40,791
5.75% 3/1/35		23,000	23,156
EOG Resources, Inc. 3.9% 4/1/35		205,000	184,242
EQM Midstream Partners LP:
4% 8/1/24		65,000	64,520
4.125% 12/1/26		35,000	33,551
4.5% 1/15/29 (b)		147,000	137,801
4.75% 1/15/31 (b)		298,000	277,114
5.5% 7/15/28		204,000	200,076
6% 7/1/25 (b)		12,000	11,984
6.5% 7/1/27 (b)		518,000	523,181
6.5% 7/15/48		220,000	223,308
7.5% 6/1/27 (b)		290,000	296,700
7.5% 6/1/30 (b)		255,000	271,028
EQT Corp.:
3.625% 5/15/31 (b)		162,000	141,605
3.9% 10/1/27		180,000	170,625
5% 1/15/29		1,899,000	1,850,741
5.75% 2/1/34		372,000	365,903
7% 2/1/30		440,000	465,889
Equinor ASA:
3.7% 4/6/50		920,000	718,540
3.95% 5/15/43		300,000	250,581
7.15% 11/15/25		17,000	17,536
Exxon Mobil Corp.:
3.095% 8/16/49		125,000	87,466
4.114% 3/1/46		805,000	682,157
4.227% 3/19/40		490,000	439,355
FEL Energy VI SARL 5.75% 12/1/40 (b)		180,934	161,976
FLEX Intermediate Holdco, LLC:
3.363% 6/30/31 (b)		110,000	89,439
4.317% 12/30/39 (b)		47,000	33,975
Galaxy Pipeline Assets BidCo Ltd. 2.16% 3/31/34		509,664	437,801
Genesis Energy LP/Genesis Energy Finance Corp.:
7.75% 2/1/28		273,000	273,002
8% 1/15/27		163,000	164,128
Global Partners LP/GLP Finance Corp. 7% 8/1/27		505,000	505,162
Gray Oak Pipeline LLC:
2.6% 10/15/25 (b)		109,000	103,698
3.45% 10/15/27 (b)		42,000	39,127
Gulfport Energy Corp.:
8% 5/17/26 (b)		77,982	79,359
8% 5/17/26		273,555	278,387
Gulfstream Natural Gas System LLC 6.19% 11/1/25 (b)		3,640,000	3,652,645
Hess Corp.:
4.3% 4/1/27		840,000	819,492
5.6% 2/15/41		3,136,000	3,157,870
5.8% 4/1/47		4,517,000	4,590,243
7.125% 3/15/33		1,335,000	1,497,160
7.3% 8/15/31		1,849,000	2,079,943
7.875% 10/1/29		5,583,000	6,255,606
Hess Midstream Operations LP:
5.125% 6/15/28 (b)		280,000	269,007
5.5% 10/15/30 (b)		50,000	48,050
5.625% 2/15/26 (b)		832,000	820,227
HF Sinclair Corp. 5.875% 4/1/26		103,000	103,318
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29 (b)		580,000	560,906
6% 4/15/30 (b)		965,000	936,860
6.25% 4/15/32 (b)		2,075,000	2,007,563
Independence Energy Finance LLC:
7.25% 5/1/26 (b)		277,000	275,989
9.25% 2/15/28 (b)		1,425,000	1,491,252
KazMunaiGaz National Co.:
3.5% 4/14/33 (b)		670,000	544,543
5.375% 4/24/30 (Reg. S)		200,000	194,176
Kinder Morgan, Inc.:
3.25% 8/1/50		351,000	227,470
5% 2/1/29		925,000	916,895
5.55% 6/1/45		213,000	199,977
Leviathan Bond Ltd.:
6.125% 6/30/25 (Reg. S) (b)		31,888	31,166
6.5% 6/30/27 (Reg. S) (b)		34,579	33,023
6.75% 6/30/30 (Reg. S) (b)		19,893	18,155
Marathon Petroleum Corp. 3.8% 4/1/28		5,590,000	5,325,219
MEG Energy Corp.:
5.875% 2/1/29 (b)		341,000	332,461
7.125% 2/1/27 (b)		220,000	223,417
MPLX LP:
2.65% 8/15/30		1,960,000	1,668,787
4.125% 3/1/27		505,000	489,671
4.5% 4/15/38		1,125,000	979,112
4.7% 4/15/48		2,335,000	1,956,338
4.8% 2/15/29		2,965,000	2,903,726
4.95% 3/14/52		606,000	520,087
5.2% 3/1/47		3,284,000	2,946,789
5.5% 2/15/49		4,516,000	4,229,278
MV24 Capital BV 6.748% 6/1/34 (b)		161,272	151,431
New Fortress Energy, Inc.:
6.5% 9/30/26 (b)		535,000	516,563
6.75% 9/15/25 (b)		540,000	537,213
NGPL PipeCo LLC:
3.25% 7/15/31 (b)		1,197,000	1,021,391
4.875% 8/15/27 (b)		113,000	110,303
7.768% 12/15/37 (b)		54,000	59,753
Northwest Pipeline Corp. 4% 4/1/27		1,252,000	1,215,052
Occidental Petroleum Corp.:
3.5% 8/15/29		195,000	177,203
5.55% 3/15/26		1,410,000	1,411,547
6.45% 9/15/36		4,200,000	4,422,012
6.6% 3/15/46		6,475,000	6,877,680
7.5% 5/1/31		8,296,000	9,161,629
7.875% 9/15/31		116,000	130,533
8.875% 7/15/30		225,000	259,502
ONEOK Partners LP 6.65% 10/1/36		442,000	468,312
ONEOK, Inc.:
3.1% 3/15/30		3,705,000	3,286,335
4.2% 10/3/47		795,000	609,560
4.25% 9/15/46		190,000	148,047
4.45% 9/1/49		6,245,000	4,995,105
4.95% 7/13/47		705,000	608,357
6.05% 9/1/33		4,345,000	4,477,948
Ovintiv, Inc.:
5.15% 11/15/41		3,000,000	2,555,722
5.375% 1/1/26		712,000	708,551
8.125% 9/15/30		6,179,000	6,923,819
PBF Holding Co. LLC/PBF Finance Corp. 6% 2/15/28		190,000	184,775
Permian Resources Operating LLC:
5.375% 1/15/26 (b)		95,000	93,451
5.875% 7/1/29 (b)		400,000	390,000
7% 1/15/32 (b)		500,000	513,389
8% 4/15/27 (b)		1,275,000	1,314,859
Petrobras Global Finance BV:
6.25% 12/14/26	GBP	800,000	1,008,285
6.625% 1/16/34	GBP	200,000	238,294
Petroleos Mexicanos:
3.625% 11/24/25 (Reg. S)	EUR	860,000	887,401
4.25% 1/15/25		300,000	292,308
4.75% 2/26/29 (Reg. S)	EUR	3,000,000	2,727,864
4.875% 2/21/28 (Reg. S)	EUR	253,000	241,026
5.35% 2/12/28		90,000	78,148
5.95% 1/28/31		2,932,000	2,276,405
6.35% 2/12/48		163,000	99,756
6.5% 3/13/27		36,667,000	34,197,478
6.5% 1/23/29		990,000	867,220
6.625% 6/15/35		289,000	213,820
6.75% 9/21/47		11,294,000	7,171,690
6.84% 1/23/30		9,812,000	8,387,101
6.875% 8/4/26		176,000	169,558
7.69% 1/23/50		79,110,000	54,494,924
10% 2/7/33		588,000	569,713
Phillips 66 Co.:
2.15% 12/15/30		385,000	319,759
3.75% 3/1/28		695,000	662,688
4.65% 11/15/34		29,000	27,252
4.9% 10/1/46		750,000	669,707
Pioneer Natural Resources Co.:
1.125% 1/15/26		83,000	77,036
1.9% 8/15/30		2,470,000	2,057,477
2.15% 1/15/31		285,000	238,431
5.1% 3/29/26		2,975,000	2,971,763
Plains All American Pipeline LP/PAA Finance Corp. 3.55% 12/15/29		2,689,000	2,439,672
PT Pertamina Persero 3.1% 8/27/30 (b)		600,000	528,375
Range Resources Corp.:
4.75% 2/15/30 (b)		24,000	22,296
4.875% 5/15/25		46,000	45,364
8.25% 1/15/29		394,000	411,047
Rockies Express Pipeline LLC:
4.8% 5/15/30 (b)		115,000	106,519
4.95% 7/15/29 (b)		245,000	229,108
Sabine Pass Liquefaction LLC:
4.2% 3/15/28		100,000	96,467
4.5% 5/15/30		11,365,000	10,875,321
5% 3/15/27		82,000	81,389
5.625% 3/1/25		3,554,000	3,549,084
5.875% 6/30/26		2,298,000	2,316,625
5.9% 9/15/37		566,000	586,239
Santos Finance Ltd.:
3.649% 4/29/31 (b)		4,800,000	4,145,827
6.875% 9/19/33 (b)		825,000	859,101
Shell International Finance BV:
2.875% 11/26/41		165,000	120,429
3% 11/26/51		95,000	63,857
3.25% 5/11/25		1,465,000	1,432,720
3.625% 8/21/42		343,000	275,802
3.75% 9/12/46		65,000	51,201
4% 5/10/46		87,000	71,404
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)		201,000	205,442
SM Energy Co.:
5.625% 6/1/25		43,000	42,678
6.625% 1/15/27		397,000	395,396
6.75% 9/15/26		371,000	368,927
Southwestern Energy Co.:
4.75% 2/1/32		1,192,000	1,082,774
5.375% 2/1/29		1,939,000	1,873,864
5.375% 3/15/30		88,000	84,109
5.7% 1/23/25 (g)		5,000	4,973
8.375% 9/15/28		49,000	50,960
Suncor Energy, Inc.:
3.75% 3/4/51		695,000	505,940
6.8% 5/15/38		390,000	416,482
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		425,000	392,593
5.875% 3/15/28		215,000	212,691
6% 4/15/27		464,000	462,290
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (b)		145,000	137,750
6% 3/1/27 (b)		413,000	407,631
6% 12/31/30 (b)		2,497,000	2,322,026
6% 9/1/31 (b)		225,000	206,108
Talos Production, Inc. 9% 2/1/29 (b)		50,000	51,103
Targa Resources Corp.:
4.2% 2/1/33		1,605,000	1,444,675
5.2% 7/1/27		537,000	534,342
6.125% 3/15/33		1,348,000	1,387,843
6.5% 3/30/34		10,059,000	10,653,555
6.5% 2/15/53		1,050,000	1,100,899
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32		374,000	333,741
4.875% 2/1/31		1,332,000	1,261,985
5.5% 3/1/30		101,000	100,021
6.5% 7/15/27		50,000	50,519
The Williams Companies, Inc.:
3.5% 11/15/30		11,542,000	10,416,027
3.75% 6/15/27		1,635,000	1,564,686
4.65% 8/15/32		6,660,000	6,335,902
4.9% 1/15/45		1,460,000	1,287,597
5.1% 9/15/45		105,000	95,789
5.3% 8/15/52		1,511,000	1,413,798
6.3% 4/15/40		550,000	572,342
Total Capital International SA:
2.829% 1/10/30		800,000	719,328
3.127% 5/29/50		347,000	241,812
3.461% 7/12/49		300,000	224,523
TransCanada PipeLines Ltd. 5.1% 3/15/49		25,000	22,987
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30		3,285,000	2,954,843
3.95% 5/15/50		103,000	80,076
4% 3/15/28		608,000	583,809
4.6% 3/15/48		837,000	734,220
7.85% 2/1/26		368,000	382,351
TransMontaigne Partners LP 6.125% 2/15/26		600,000	553,823
Valero Energy Corp. 2.15% 9/15/27		36,000	32,622
Var Energi ASA 5% 5/18/27 (b)		5,410,000	5,260,093
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (b)		706,000	633,641
3.875% 11/1/33 (b)		115,000	96,452
4.125% 8/15/31 (b)		285,000	250,133
6.25% 1/15/30 (b)		160,000	159,747
Venture Global LNG, Inc.:
8.125% 6/1/28 (b)		1,030,000	1,046,384
8.375% 6/1/31 (b)		296,000	299,392
9.5% 2/1/29 (b)		830,000	884,957
Viper Energy, Inc.:
5.375% 11/1/27 (b)		1,974,000	1,914,968
7.375% 11/1/31 (b)		730,000	751,652
Vital Energy, Inc. 10.125% 1/15/28		125,000	130,828
Western Gas Partners LP:
4.65% 7/1/26		2,085,000	2,039,820
4.75% 8/15/28		1,465,000	1,414,534
			479,966,997
TOTAL ENERGY			483,753,289
FINANCIALS - 3.3%
Banks - 1.6%
ABN AMRO Bank NV:
2.47% 12/13/29 (b)(e)		600,000	521,851
3.875% 1/15/32 (Reg. S)	EUR	600,000	642,681
4.75% 7/28/25 (b)		737,000	723,026
6.339% 9/18/27 (b)(e)		3,400,000	3,457,731
6.575% 10/13/26 (b)(e)		4,600,000	4,643,766
AIB Group PLC:
2.25% 4/4/28 (Reg. S) (e)	EUR	1,900,000	1,954,162
4.625% 7/23/29 (Reg. S) (e)	EUR	100,000	110,287
5.25% 10/23/31 (Reg. S) (e)	EUR	370,000	423,701
6.608% 9/13/29 (b)(e)		500,000	518,815
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (e)	EUR	290,000	304,230
ASB Bank Ltd. 2.375% 10/22/31 (b)		200,000	161,847
Banco de Sabadell SA 4% 1/15/30 (Reg. S) (e)	EUR	500,000	540,670
Banco Santander SA:
2.746% 5/28/25		200,000	192,989
3.49% 5/28/30		1,000,000	896,998
5.588% 8/8/28		1,400,000	1,412,409
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.7599% 6/14/24 (e)(h)		532,000	531,867
1.197% 10/24/26 (e)		1,743,000	1,623,902
1.658% 3/11/27 (e)		4,227,000	3,922,208
1.734% 7/22/27 (e)		155,000	142,132
1.898% 7/23/31 (e)		718,000	582,737
1.922% 10/24/31 (e)		2,615,000	2,110,116
2.087% 6/14/29 (e)		7,407,000	6,509,125
2.299% 7/21/32 (e)		3,678,000	2,977,045
2.496% 2/13/31 (e)		16,862,000	14,374,865
2.572% 10/20/32 (e)		1,623,000	1,330,212
2.592% 4/29/31 (e)		1,430,000	1,222,203
2.651% 3/11/32 (e)		16,511,000	13,817,844
2.676% 6/19/41 (e)		783,000	545,197
2.687% 4/22/32 (e)		4,511,000	3,777,634
2.972% 2/4/33 (e)		1,899,000	1,594,981
3.366% 1/23/26 (e)		175,000	171,650
3.419% 12/20/28 (e)		960,000	896,864
3.559% 4/23/27 (e)		1,536,000	1,477,357
3.593% 7/21/28 (e)		120,000	113,767
3.705% 4/24/28 (e)		29,000	27,649
3.824% 1/20/28 (e)		525,000	504,288
3.97% 3/5/29 (e)		3,694,000	3,513,411
3.974% 2/7/30 (e)		512,000	481,273
4.078% 4/23/40 (e)		7,964,000	6,805,116
4.25% 10/22/26		10,727,000	10,495,693
4.271% 7/23/29 (e)		3,660,000	3,516,524
5.202% 4/25/29 (e)		136,000	135,263
5.288% 4/25/34 (e)		5,220,000	5,146,091
5.468% 1/23/35 (e)		2,365,000	2,358,159
5.819% 9/15/29 (e)		3,727,000	3,798,103
5.872% 9/15/34 (e)		4,184,000	4,290,323
6.204% 11/10/28 (e)		97,000	100,076
6.975% 3/7/37		43,000	47,819
Bank of Ireland Group PLC:
2.029% 9/30/27 (b)(e)		1,400,000	1,273,454
6.253% 9/16/26 (b)(e)		285,000	286,506
Bank of Montreal:
3.803% 12/15/32 (e)		10,000	9,207
5.717% 9/25/28		600,000	615,078
Bank of Nova Scotia 3.45% 4/11/25		140,000	137,038
Banque Federative du Credit Mutuel SA:
1.604% 10/4/26 (b)		800,000	729,662
3.75% 2/3/34 (Reg. S)	EUR	200,000	214,929
4.75% 11/10/31 (Reg. S)	EUR	200,000	226,304
5.79% 7/13/28 (b)		200,000	204,520
Barclays PLC:
2.645% 6/24/31 (e)		2,865,000	2,385,161
2.667% 3/10/32 (e)		8,625,000	7,030,602
2.852% 5/7/26 (e)		10,143,000	9,805,929
2.894% 11/24/32 (e)		1,540,000	1,254,067
4.836% 5/9/28		6,667,000	6,424,642
4.972% 5/16/29 (e)		15,300,000	14,876,031
5.088% 6/20/30 (e)		13,438,000	12,730,415
5.2% 5/12/26		1,701,000	1,681,918
5.262% 1/29/34 (Reg. S) (e)	EUR	960,000	1,097,000
5.501% 8/9/28 (e)		445,000	443,059
5.829% 5/9/27 (e)		2,670,000	2,676,757
6.49% 9/13/29 (e)		990,000	1,020,479
7.385% 11/2/28 (e)		620,000	655,446
7.437% 11/2/33 (e)		2,520,000	2,756,881
8.407% 11/14/32 (Reg. S) (e)	GBP	400,000	530,772
BNP Paribas SA:
1.904% 9/30/28 (b)(e)		400,000	353,971
2.159% 9/15/29 (b)(e)		7,570,000	6,550,090
2.219% 6/9/26 (b)(e)		9,163,000	8,771,686
2.5% 3/31/32 (Reg. S) (e)	EUR	900,000	913,909
3.132% 1/20/33 (b)(e)		3,670,000	3,087,337
5.176% 1/9/30 (b)(e)		680,000	673,636
5.497% 5/20/30 (b)(e)		645,000	642,109
5.738% 2/20/35 (b)(e)		1,450,000	1,435,784
5.894% 12/5/34 (b)(e)		1,225,000	1,252,012
BPCE SA:
1.5% 1/13/42 (Reg. S) (e)	EUR	800,000	781,565
3.116% 10/19/32 (b)(e)		500,000	403,228
3.875% 1/25/36 (Reg. S)	EUR	200,000	216,040
4.75% 7/19/27 (b)		250,000	245,058
5.125% 1/18/28 (b)		541,000	536,691
5.15% 7/21/24 (b)		1,024,000	1,019,347
5.716% 1/18/30 (b)(e)		400,000	398,302
6.612% 10/19/27 (b)(e)		1,055,000	1,076,134
6.714% 10/19/29 (b)(e)		540,000	560,598
7.003% 10/19/34 (b)(e)		710,000	757,600
CaixaBank SA:
6.25% 2/23/33 (Reg. S) (e)	EUR	500,000	565,111
6.684% 9/13/27 (b)(e)		265,000	270,128
Cassa Depositi e Prestiti SpA 5.75% 5/5/26 (b)		1,200,000	1,188,811
Citibank NA 5.803% 9/29/28		500,000	515,135
Citigroup, Inc.:
1.462% 6/9/27 (e)		360,000	329,727
2.52% 11/3/32 (e)		195,000	158,279
2.561% 5/1/32 (e)		5,916,000	4,870,799
2.572% 6/3/31 (e)		5,801,000	4,905,405
2.666% 1/29/31 (e)		15,173,000	13,017,458
2.904% 11/3/42 (e)		495,000	351,037
3.057% 1/25/33 (e)		879,000	738,044
3.07% 2/24/28 (e)		663,000	621,024
3.106% 4/8/26 (e)		73,000	71,052
3.52% 10/27/28 (e)		3,441,000	3,233,644
3.668% 7/24/28 (e)		163,000	154,555
3.785% 3/17/33 (e)		86,000	76,096
3.887% 1/10/28 (e)		615,000	591,090
3.98% 3/20/30 (e)		19,485,000	18,264,477
4.075% 4/23/29 (e)		585,000	558,325
4.3% 11/20/26		2,202,000	2,144,846
4.412% 3/31/31 (e)		15,729,000	14,858,302
4.45% 9/29/27		4,630,000	4,484,868
4.6% 3/9/26		3,500,000	3,442,655
4.75% 5/18/46		10,000,000	8,801,812
5.174% 2/13/30 (e)		5,760,000	5,701,169
5.316% 3/26/41 (e)		244,000	238,611
5.61% 9/29/26 (e)		447,000	447,567
5.875% 7/1/24 (Reg. S)	GBP	615,000	775,678
6.27% 11/17/33 (e)		1,199,000	1,257,807
6.625% 1/15/28		24,000	25,362
6.875% 6/1/25		18,000	18,278
7% 12/1/25		32,000	32,846
Citizens Financial Group, Inc.:
2.638% 9/30/32		9,574,000	7,269,516
5.841% 1/23/30 (e)		3,635,000	3,591,478
Comerica, Inc. 5.982% 1/30/30 (e)		1,485,000	1,457,870
Commerzbank AG 8.625% 2/28/33 (Reg. S) (e)	GBP	100,000	132,385
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(e)		3,419,000	3,041,550
Credit Agricole SA:
1.907% 6/16/26 (b)(e)		500,000	476,393
3.75% 1/22/34 (Reg. S)	EUR	400,000	433,194
4% 1/10/33 (b)(e)		261,000	241,196
5.301% 7/12/28 (b)		725,000	730,395
5.335% 1/10/30 (b)(e)		250,000	248,000
6.316% 10/3/29 (b)(e)		655,000	675,058
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (e)	GBP	980,000	1,125,922
3.244% 12/20/25 (b)(e)		200,000	195,445
4.75% 6/21/30 (Reg. S) (e)	EUR	842,000	942,038
5.8% 3/1/30 (b)(e)		200,000	200,425
6.259% 9/22/26 (b)(e)		3,450,000	3,485,568
6.466% 1/9/26 (b)(e)		1,404,000	1,409,540
Export-Import Bank of Korea 5.125% 1/11/33		515,000	520,753
Fifth Third Bancorp:
4.337% 4/25/33 (e)		3,282,000	2,975,422
6.339% 7/27/29 (e)		2,815,000	2,888,643
First Citizens Bank & Trust Co. 6.125% 3/9/28		4,840,000	4,915,215
HAT Holdings I LLC/HAT Holdings II LLC:
3.375% 6/15/26 (b)		145,000	135,587
8% 6/15/27 (b)		130,000	134,981
HSBC Holdings PLC:
1.645% 4/18/26 (e)		200,000	190,882
2.013% 9/22/28 (e)		3,543,000	3,138,955
2.206% 8/17/29 (e)		214,000	185,793
2.251% 11/22/27 (e)		200,000	183,209
2.804% 5/24/32 (e)		5,071,000	4,192,618
2.871% 11/22/32 (e)		288,000	237,569
3.973% 5/22/30 (e)		1,811,000	1,679,206
4.041% 3/13/28 (e)		826,000	791,855
4.25% 3/14/24		1,872,000	1,870,933
4.787% 3/10/32 (Reg. S) (e)	EUR	710,000	798,839
4.856% 5/23/33 (Reg. S) (e)	EUR	1,200,000	1,360,872
4.95% 3/31/30		1,855,000	1,816,619
5.21% 8/11/28 (e)		358,000	354,528
5.887% 8/14/27 (e)		2,285,000	2,300,158
6.161% 3/9/29 (e)		3,380,000	3,453,395
6.254% 3/9/34 (e)		1,323,000	1,372,815
6.8% 9/14/31 (e)	GBP	240,000	320,448
7.39% 11/3/28 (e)		900,000	953,435
8.201% 11/16/34 (Reg. S) (e)	GBP	550,000	751,681
HSBC U.S.A., Inc. 5.294% 3/4/27		1,015,000	1,015,965
Huntington Bancshares, Inc.:
5.709% 2/2/35 (e)		3,290,000	3,246,127
6.208% 8/21/29 (e)		2,764,000	2,810,603
ING Groep NV:
1.726% 4/1/27 (e)		5,935,000	5,494,082
4.5% 5/23/29 (Reg. S) (e)	EUR	700,000	771,771
4.75% 5/23/34 (Reg. S) (e)	EUR	1,500,000	1,708,113
Intesa Sanpaolo SpA:
4.95% 6/1/42 (b)(e)		468,000	337,587
5.017% 6/26/24 (b)		31,005,000	30,808,964
5.71% 1/15/26 (b)		10,048,000	9,956,260
6.625% 6/20/33 (b)		465,000	470,101
7.2% 11/28/33 (b)		865,000	905,531
JPMorgan Chase & Co.:
1.04% 2/4/27 (e)		3,885,000	3,580,216
1.764% 11/19/31 (e)		575,000	463,068
1.953% 2/4/32 (e)		6,970,000	5,605,427
2.069% 6/1/29 (e)		2,035,000	1,792,821
2.522% 4/22/31 (e)		4,525,000	3,871,651
2.525% 11/19/41 (e)		22,775,000	15,649,958
2.58% 4/22/32 (e)		6,865,000	5,743,985
2.739% 10/15/30 (e)		5,365,000	4,706,672
2.956% 5/13/31 (e)		5,386,000	4,678,134
3.509% 1/23/29 (e)		6,550,000	6,169,346
3.882% 7/24/38 (e)		4,300,000	3,667,852
4.005% 4/23/29 (e)		90,000	85,986
4.457% 11/13/31 (Reg. S) (e)	EUR	470,000	527,494
4.565% 6/14/30 (e)		1,113,000	1,078,315
5.012% 1/23/30 (e)		453,000	448,175
5.336% 1/23/35 (e)		1,754,000	1,744,579
6.087% 10/23/29 (e)		87,000	89,927
6.254% 10/23/34 (e)		108,000	114,568
Jyske Bank A/S:
5% 10/26/28 (e)	EUR	275,000	303,720
5.125% 5/1/35 (Reg. S) (e)	EUR	214,000	232,228
KBC Group NV 6.324% 9/21/34 (b)(e)		800,000	829,004
KeyCorp 6.401% 3/6/35 (e)		3,610,000	3,620,545
Lloyds Bank Corporate Markets PLC 1.75% 7/11/24 (Reg. S)	GBP	275,000	342,457
Lloyds Banking Group PLC:
1.627% 5/11/27 (e)		2,375,000	2,178,307
1.985% 12/15/31 (e)	GBP	665,000	750,458
3.511% 3/18/26 (e)		200,000	195,235
3.574% 11/7/28 (e)		340,000	317,524
4.5% 1/11/29 (Reg. S) (e)	EUR	350,000	386,379
4.75% 9/21/31 (Reg. S) (e)	EUR	870,000	972,029
5.462% 1/5/28 (e)		200,000	199,144
5.679% 1/5/35 (e)		200,000	197,734
5.871% 3/6/29 (e)		1,365,000	1,377,971
Magyar Export-Import Bank 6.125% 12/4/27 (b)		200,000	200,980
Mitsubishi UFJ Financial Group, Inc.:
1.538% 7/20/27 (e)		465,000	425,427
3.777% 3/2/25		125,000	122,939
5.063% 9/12/25 (e)		1,353,000	1,347,303
5.422% 2/22/29 (e)		2,350,000	2,366,672
5.475% 2/22/31 (e)		400,000	402,983
Mizuho Financial Group, Inc. 5.778% 7/6/29 (e)		1,765,000	1,798,262
National Australia Bank Ltd. 2.332% 8/21/30 (b)		450,000	368,147
NatWest Group PLC:
3.073% 5/22/28 (e)		5,999,000	5,566,405
3.622% 8/14/30 (Reg. S) (e)	GBP	1,900,000	2,311,597
4.771% 2/16/29 (Reg. S) (e)	EUR	800,000	888,373
4.8% 4/5/26		15,856,000	15,660,014
5.076% 1/27/30 (e)		400,000	390,739
5.125% 5/28/24		18,213,000	18,151,917
5.808% 9/13/29 (e)		240,000	242,440
5.847% 3/2/27 (e)		700,000	702,875
7.416% 6/6/33 (Reg. S) (e)	GBP	450,000	583,690
7.472% 11/10/26 (e)		623,000	640,076
Nordea Bank Abp:
4.125% 5/5/28 (Reg. S)	EUR	1,000,000	1,097,281
5.375% 9/22/27 (b)		400,000	401,400
PNC Financial Services Group, Inc.:
2.307% 4/23/32 (e)		54,000	44,058
2.55% 1/22/30		427,000	366,807
2.6% 7/23/26		58,000	54,538
5.068% 1/24/34 (e)		1,705,000	1,639,522
5.676% 1/22/35 (e)		215,000	215,620
5.939% 8/18/34 (e)		300,000	305,633
6.037% 10/28/33 (e)		2,160,000	2,216,652
6.615% 10/20/27 (e)		2,340,000	2,403,735
6.875% 10/20/34 (e)		1,560,000	1,689,930
Rabobank Nederland:
3.649% 4/6/28 (b)(e)		665,000	630,049
3.822% 7/26/34 (Reg. S)	EUR	200,000	215,961
4% 1/10/30 (Reg. S)	EUR	500,000	548,884
4.375% 8/4/25		7,713,000	7,564,774
Royal Bank of Canada:
4.24% 8/3/27		506,000	493,165
4.65% 1/27/26		127,000	125,837
Santander Holdings U.S.A., Inc. 6.174% 1/9/30 (e)		435,000	433,866
Santander UK Group Holdings PLC:
1.673% 6/14/27 (e)		7,160,000	6,508,598
2.469% 1/11/28 (e)		200,000	182,078
6.534% 1/10/29 (e)		2,282,000	2,339,995
6.833% 11/21/26 (e)		400,000	406,099
Societe Generale:
1.488% 12/14/26 (b)(e)		10,614,000	9,789,112
1.792% 6/9/27 (b)(e)		1,500,000	1,366,251
2.797% 1/19/28 (b)(e)		3,156,000	2,895,946
2.889% 6/9/32 (b)(e)		210,000	170,235
3.337% 1/21/33 (b)(e)		1,105,000	912,453
4.25% 4/14/25 (b)		22,306,000	21,822,940
4.75% 11/24/25 (b)		830,000	812,755
5.634% 1/19/30 (b)(e)		1,900,000	1,872,341
6.066% 1/19/35 (b)(e)		600,000	591,199
6.447% 1/12/27 (b)(e)		200,000	201,668
6.691% 1/10/34 (b)(e)		300,000	309,913
Standard Chartered PLC:
1.456% 1/14/27 (b)(e)		200,000	183,826
6.187% 7/6/27 (b)(e)		700,000	706,918
6.301% 1/9/29 (b)(e)		297,000	303,544
7.018% 2/8/30 (b)(e)		400,000	420,527
7.767% 11/16/28 (b)(e)		641,000	682,634
Sumitomo Mitsui Financial Group, Inc.:
5.52% 1/13/28		200,000	203,205
5.71% 1/13/30		200,000	205,103
5.716% 9/14/28		3,605,000	3,684,685
5.766% 1/13/33		200,000	206,530
Sumitomo Mitsui Trust Bank Ltd. 5.65% 3/9/26 (b)		1,820,000	1,832,219
Svenska Handelsbanken AB 5.5% 6/15/28 (b)		943,000	948,026
Swedbank AB 6.136% 9/12/26 (b)		275,000	278,385
The Toronto-Dominion Bank:
2% 9/10/31		180,000	146,758
4.456% 6/8/32		305,000	290,817
5.523% 7/17/28		51,000	51,856
5.532% 7/17/26		135,000	136,177
Truist Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 7.160% 7.161% 10/30/29 (e)(h)		2,395,000	2,534,804
4% 5/1/25		54,000	53,031
5.122% 1/26/34 (e)		1,035,000	981,768
5.435% 1/24/30 (e)		2,380,000	2,353,971
5.711% 1/24/35 (e)		235,000	232,657
5.867% 6/8/34 (e)		2,173,000	2,172,778
6.047% 6/8/27 (e)		194,000	195,960
U.S. Bancorp:
4.839% 2/1/34 (e)		3,200,000	3,011,536
5.384% 1/23/30 (e)		4,365,000	4,340,485
5.678% 1/23/35 (e)		330,000	329,233
5.836% 6/12/34 (e)		915,000	923,930
5.85% 10/21/33 (e)		1,320,000	1,336,235
UniCredit SpA:
1.982% 6/3/27 (b)(e)		200,000	183,544
3.127% 6/3/32 (b)(e)		2,515,000	2,103,005
5.861% 6/19/32 (b)(e)		46,000	44,584
7.296% 4/2/34 (b)(e)		124,000	126,552
Virgin Money UK PLC 7.625% 8/23/29 (Reg. S) (e)	GBP	900,000	1,193,826
Wachovia Corp. 7.574% 8/1/26		15,000	15,737
Wells Fargo & Co.:
0.625% 3/25/30 (Reg. S)	EUR	107,000	95,839
2.164% 2/11/26 (e)		2,544,000	2,460,655
2.393% 6/2/28 (e)		58,000	52,901
2.572% 2/11/31 (e)		3,439,000	2,932,009
2.879% 10/30/30 (e)		24,150,000	21,178,987
3% 10/23/26		376,000	355,471
3.068% 4/30/41 (e)		410,000	302,775
3.35% 3/2/33 (e)		7,040,000	6,042,544
3.584% 5/22/28 (e)		2,497,000	2,367,061
3.908% 4/25/26 (e)		335,000	328,475
4.3% 7/22/27		21,885,000	21,244,759
4.4% 6/14/46		88,000	72,479
4.478% 4/4/31 (e)		15,500,000	14,738,764
4.65% 11/4/44		1,335,000	1,152,786
5.013% 4/4/51 (e)		2,285,000	2,112,926
5.198% 1/23/30 (e)		1,632,000	1,617,982
5.375% 11/2/43		24,000	22,946
5.389% 4/24/34 (e)		1,134,000	1,115,334
5.499% 1/23/35 (e)		1,661,000	1,650,029
5.557% 7/25/34 (e)		3,693,000	3,678,731
5.574% 7/25/29 (e)		11,305,000	11,379,031
6.303% 10/23/29 (e)		6,716,000	6,961,015
6.491% 10/23/34 (e)		2,037,000	2,166,368
Western Alliance Bancorp. 3% 6/15/31 (e)		65,000	57,005
Westpac Banking Corp.:
2.894% 2/4/30 (e)		58,000	56,236
4.11% 7/24/34 (e)		4,937,000	4,509,686
4.322% 11/23/31 (e)		29,000	27,851
5.535% 11/17/28		200,000	204,690
			763,624,321
Capital Markets - 0.8%
Ares Capital Corp. 3.875% 1/15/26		13,816,000	13,254,873
Athene Global Funding:
1.45% 1/8/26 (b)		61,000	56,306
1.608% 6/29/26 (b)		2,350,000	2,133,739
2.717% 1/7/29 (b)		4,805,000	4,178,519
2.95% 11/12/26 (b)		131,000	121,397
5.339% 1/15/27 (b)		7,937,000	7,893,299
5.583% 1/9/29 (b)		4,996,000	4,977,339
Bank of New York Mellon Corp.:
1.6% 4/24/25		525,000	504,392
4.289% 6/13/33 (e)		85,000	79,516
6.317% 10/25/29 (e)		175,000	183,484
6.474% 10/25/34 (e)		610,000	661,698
Blackstone Holdings Finance Co. LLC 4.45% 7/15/45 (b)		4,000	3,300
Blackstone Private Credit Fund:
4.875% 4/14/26	GBP	645,000	781,330
7.05% 9/29/25		8,015,000	8,120,273
Brookfield Finance, Inc.:
3.9% 1/25/28		37,000	35,495
4.7% 9/20/47		3,000	2,553
4.85% 3/29/29		8,000	7,889
Cantor Fitzgerald LP 7.2% 12/12/28 (b)		2,350,000	2,412,066
Credit Suisse AG:
2.95% 4/9/25		1,484,000	1,440,983
3.7% 2/21/25		652,000	639,481
4.75% 8/9/24		328,000	326,500
5% 7/9/27		633,000	627,157
7.5% 2/15/28		1,198,000	1,289,456
7.95% 1/9/25		500,000	508,934
Credit Suisse U.S.A., Inc. 7.125% 7/15/32		25,000	27,901
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (e)	EUR	600,000	626,411
4% 6/24/32 (Reg. S) (e)	EUR	1,200,000	1,234,965
4.5% 4/1/25		13,996,000	13,727,693
6.125% 12/12/30 (Reg. S) (e)	GBP	1,100,000	1,372,237
Deutsche Bank AG New York Branch:
3.742% 1/7/33 (e)		200,000	160,733
5.371% 9/9/27		1,122,000	1,124,056
6.72% 1/18/29 (e)		300,000	308,216
7.079% 2/10/34 (e)		1,760,000	1,754,256
7.146% 7/13/27 (e)		945,000	970,649
DTE Electric Securitization Funding II LLC 6.09% 9/1/38		300,000	319,683
FactSet Research Systems, Inc. 3.45% 3/1/32		638,000	554,722
Goldman Sachs Group, Inc.:
0.875% 5/9/29 (Reg. S)	EUR	207,000	193,030
1.093% 12/9/26 (e)		175,000	162,110
1.431% 3/9/27 (e)		9,529,000	8,807,148
1.948% 10/21/27 (e)		1,235,000	1,130,579
1.992% 1/27/32 (e)		8,268,000	6,629,587
2.383% 7/21/32 (e)		10,884,000	8,857,226
2.6% 2/7/30		268,000	232,741
2.615% 4/22/32 (e)		2,049,000	1,703,704
2.64% 2/24/28 (e)		1,889,000	1,749,468
2.65% 10/21/32 (e)		1,608,000	1,326,237
3.102% 2/24/33 (e)		1,095,000	928,582
3.21% 4/22/42 (e)		141,000	104,920
3.272% 9/29/25 (e)		142,000	140,018
3.436% 2/24/43 (e)		42,000	31,950
3.5% 11/16/26		752,000	721,300
3.615% 3/15/28 (e)		269,000	256,473
3.691% 6/5/28 (e)		667,000	636,085
3.75% 5/22/25		140,000	137,214
3.8% 3/15/30		551,000	512,314
3.814% 4/23/29 (e)		8,053,000	7,603,109
4.017% 10/31/38 (e)		5,487,000	4,687,916
4.223% 5/1/29 (e)		1,130,000	1,083,489
4.25% 10/21/25		10,000	9,823
4.387% 6/15/27 (e)		55,000	53,984
4.482% 8/23/28 (e)		257,000	250,581
6.484% 10/24/29 (e)		3,943,000	4,131,288
6.561% 10/24/34 (e)		1,303,000	1,403,599
6.75% 10/1/37		50,954,000	55,384,516
Hightower Holding LLC 6.75% 4/15/29 (b)		350,000	328,466
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)		65,000	59,812
Jefferies Financial Group, Inc.:
2.625% 10/15/31		5,530,000	4,523,527
2.75% 10/15/32		1,355,000	1,093,538
5.875% 7/21/28		2,330,000	2,375,730
6.25% 1/15/36		27,000	27,694
LPL Holdings, Inc. 4% 3/15/29 (b)		547,000	501,854
Macquarie Group Ltd.:
2.691% 6/23/32 (b)(e)		166,000	136,510
5.033% 1/15/30 (b)(e)		23,000	22,702
Moody's Corp. 2% 8/19/31		194,000	156,694
Morgan Stanley:
1.593% 5/4/27 (e)		648,000	597,398
1.794% 2/13/32 (e)		6,747,000	5,342,071
1.928% 4/28/32 (e)		7,313,000	5,797,830
2.188% 4/28/26 (e)		36,000	34,645
2.239% 7/21/32 (e)		881,000	709,747
2.475% 1/21/28 (e)		400,000	370,038
2.484% 9/16/36 (e)		1,575,000	1,234,494
2.511% 10/20/32 (e)		7,372,000	6,036,423
2.699% 1/22/31 (e)		30,572,000	26,482,922
2.72% 7/22/25 (e)		36,000	35,563
2.802% 1/25/52 (e)		105,000	67,512
2.943% 1/21/33 (e)		3,423,000	2,870,836
3.125% 7/27/26		22,000	20,985
3.217% 4/22/42 (e)		350,000	263,134
3.591% 7/22/28 (e)		470,000	444,904
3.62% 4/17/25 (e)		325,000	324,025
3.622% 4/1/31 (e)		13,269,000	12,054,522
3.625% 1/20/27		90,000	86,774
3.772% 1/24/29 (e)		40,000	37,820
3.875% 1/27/26		874,000	852,464
4% 7/23/25		1,078,000	1,059,381
4.35% 9/8/26		2,070,000	2,023,338
4.431% 1/23/30 (e)		4,461,000	4,282,031
4.457% 4/22/39 (e)		158,000	141,922
4.656% 3/2/29 (e)	EUR	400,000	444,166
5% 11/24/25		6,378,000	6,341,157
5.123% 2/1/29 (e)		5,101,000	5,067,577
5.164% 4/20/29 (e)		2,234,000	2,221,223
5.173% 1/16/30 (e)		3,113,000	3,093,455
5.424% 7/21/34 (e)		2,099,000	2,086,536
5.449% 7/20/29 (e)		2,867,000	2,877,914
5.466% 1/18/35 (e)		590,000	589,306
5.948% 1/19/38 (e)		97,000	96,744
6.407% 11/1/29 (e)		845,000	882,053
6.627% 11/1/34 (e)		1,444,000	1,564,698
MSCI, Inc.:
3.625% 9/1/30 (b)		78,000	68,799
3.875% 2/15/31 (b)		453,000	402,965
NASDAQ, Inc.:
5.55% 2/15/34		731,000	735,945
6.1% 6/28/63		265,000	276,315
Nomura Holdings, Inc.:
2.608% 7/14/31		1,155,000	949,541
2.648% 1/16/25		1,075,000	1,046,799
Northern Trust Corp. 3.375% 5/8/32 (e)		29,000	26,911
Nuveen LLC 4% 11/1/28 (b)		20,000	19,330
S&P Global, Inc.:
2.9% 3/1/32		415,000	357,774
3.25% 12/1/49		315,000	225,252
State Street Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.710% 5.82% 11/4/28 (e)(h)		313,000	320,504
UBS Group AG:
1.305% 2/2/27 (b)(e)		6,345,000	5,833,486
1.364% 1/30/27 (b)(e)		90,000	82,915
1.494% 8/10/27 (b)(e)		2,100,000	1,902,521
2.125% 11/15/29 (Reg. S) (e)	GBP	700,000	769,363
2.593% 9/11/25 (b)(e)		13,060,000	12,835,726
2.746% 2/11/33 (b)(e)		676,000	544,517
3.091% 5/14/32 (b)(e)		10,760,000	9,042,036
3.126% 8/13/30 (b)(e)		2,640,000	2,333,659
3.75% 3/26/25		16,167,000	15,833,744
4.125% 6/9/33 (Reg. S) (e)	EUR	1,060,000	1,141,851
4.194% 4/1/31 (b)(e)		12,540,000	11,533,048
4.282% 1/9/28 (b)		430,000	412,656
4.55% 4/17/26		3,490,000	3,429,055
4.75% 3/17/32 (Reg. S) (e)	EUR	1,880,000	2,111,026
4.751% 5/12/28 (b)(e)		337,000	328,686
4.875% 5/15/45		500,000	459,447
5.699% 2/8/35 (b)(e)		1,207,000	1,193,823
5.711% 1/12/27 (b)(e)		480,000	479,847
6.301% 9/22/34 (b)(e)		286,000	295,662
6.373% 7/15/26 (b)(e)		780,000	785,352
6.537% 8/12/33 (b)(e)		2,970,000	3,097,283
7.75% 3/1/29 (Reg. S) (e)	EUR	207,000	253,560
VistaJet Malta Finance PLC / XO Management Holding, Inc. 9.5% 6/1/28 (b)		182,000	153,335
			366,235,360
Consumer Finance - 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.45% 10/29/26		3,899,000	3,596,402
3% 10/29/28		11,580,000	10,405,396
3.3% 1/30/32		4,200,000	3,551,868
4.45% 4/3/26		4,282,000	4,195,560
5.75% 6/6/28		190,000	191,375
6.5% 7/15/25		4,320,000	4,360,500
Ally Financial, Inc.:
5.75% 11/20/25		281,000	279,599
5.8% 5/1/25		6,894,000	6,883,127
7.1% 11/15/27		6,180,000	6,434,781
American Express Co.:
1.65% 11/4/26		60,000	54,885
2.55% 3/4/27		373,000	346,182
5.282% 7/27/29 (e)		546,000	548,790
5.389% 7/28/27 (e)		1,187,000	1,190,274
Capital One Financial Corp.:
1.878% 11/2/27 (e)		63,000	57,181
2.618% 11/2/32 (e)		45,000	36,008
3.65% 5/11/27		15,820,000	15,067,664
3.8% 1/31/28		7,795,000	7,372,350
4.166% 5/9/25 (e)		66,000	65,740
4.985% 7/24/26 (e)		6,515,000	6,455,503
5.247% 7/26/30 (e)		6,880,000	6,708,783
7.624% 10/30/31 (e)		3,995,000	4,371,899
Discover Financial Services:
3.95% 11/6/24		2,567,000	2,534,451
4.5% 1/30/26		6,463,000	6,359,794
6.7% 11/29/32		1,592,000	1,666,212
Ford Motor Credit Co. LLC:
2.7% 8/10/26		1,100,000	1,021,192
2.9% 2/16/28		275,000	246,398
3.625% 6/17/31		7,580,000	6,461,885
4% 11/13/30		265,000	234,300
4.063% 11/1/24		22,139,000	21,834,195
4.125% 8/17/27		895,000	847,049
4.271% 1/9/27		1,045,000	1,001,075
4.445% 2/14/30	EUR	400,000	432,462
4.542% 8/1/26		238,000	230,739
4.687% 6/9/25		180,000	177,460
5.113% 5/3/29		400,000	385,466
5.125% 6/16/25		135,000	133,633
5.584% 3/18/24		8,575,000	8,573,987
6.798% 11/7/28		5,840,000	6,052,690
6.86% 6/5/26	GBP	640,000	828,323
7.122% 11/7/33		400,000	426,358
Motability Operations Group PLC 3.875% 1/24/34 (Reg. S)	EUR	170,000	184,458
Navient Corp.:
5.875% 10/25/24		125,000	124,705
6.75% 6/25/25		57,000	57,339
OneMain Finance Corp.:
3.875% 9/15/28		850,000	742,640
4% 9/15/30		425,000	358,033
5.375% 11/15/29		94,000	87,226
6.625% 1/15/28		115,000	114,347
6.875% 3/15/25		1,241,000	1,253,410
7.125% 3/15/26		704,000	715,434
7.875% 3/15/30		215,000	218,662
Synchrony Financial:
3.95% 12/1/27		8,719,000	8,076,484
4.25% 8/15/24		6,050,000	5,994,426
4.375% 3/19/24		7,165,000	7,159,628
5.15% 3/19/29		11,979,000	11,426,636
			178,134,964
Financial Services - 0.3%
Aon Corp. / Aon Global Holdings PLC:
2.6% 12/2/31		93,000	77,310
5.35% 2/28/33		258,000	257,324
Aviation Capital Group LLC:
4.125% 8/1/25 (b)		107,000	103,954
4.875% 10/1/25 (b)		122,000	119,547
5.5% 12/15/24 (b)		16,000	15,923
Block, Inc.:
2.75% 6/1/26		360,000	335,822
3.5% 6/1/31		233,000	198,766
BP Capital Markets America, Inc.:
2.721% 1/12/32		629,000	533,723
2.772% 11/10/50		239,000	152,060
2.939% 6/4/51		186,000	121,807
3% 2/24/50		278,000	185,477
3.001% 3/17/52		373,000	247,511
3.379% 2/8/61		229,000	154,227
4.812% 2/13/33		2,809,000	2,740,421
4.893% 9/11/33		1,909,000	1,872,218
4.989% 4/10/34		355,000	349,236
British Airways Pass Through Trust 2018-1AA equipment trust certificate 3.8% 3/20/33 (b)		14,736	13,863
Brixmor Operating Partnership LP:
2.5% 8/16/31		4,020,000	3,273,471
4.05% 7/1/30		12,288,000	11,306,404
4.125% 6/15/26		5,706,000	5,498,373
4.125% 5/15/29		6,724,000	6,287,139
Consumers 2023 Securitization Funding LLC 5.21% 9/1/31		473,000	478,402
Corebridge Financial, Inc.:
3.9% 4/5/32		6,908,000	6,079,736
4.35% 4/5/42		701,000	578,522
4.4% 4/5/52		2,074,000	1,664,632
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. 3.663% 5/15/45 (b)		82,000	80,088
DH Europe Finance II SARL 3.25% 11/15/39		305,000	242,681
Fidelity National Information Services, Inc.:
3.1% 3/1/41		3,540,000	2,542,724
4.5% 8/15/46		58,000	47,922
Fiserv, Inc.:
3.2% 7/1/26		80,000	76,440
3.5% 7/1/29		7,395,000	6,794,251
3.85% 6/1/25		1,540,000	1,509,118
5.45% 3/2/28		1,260,000	1,271,148
Freedom Mortgage Corp. 12% 10/1/28 (b)		400,000	433,338
GGAM Finance Ltd.:
7.75% 5/15/26 (b)		265,000	269,306
8% 2/15/27 (b)		645,000	661,107
Global Payments, Inc.:
2.9% 5/15/30		370,000	318,909
2.9% 11/15/31		464,000	387,261
3.2% 8/15/29		262,000	233,341
5.3% 8/15/29		162,000	159,823
Gn Bondco LLC 9.5% 10/15/31 (b)		2,995,000	2,965,050
Greystone Commercial Capital Trust 1 month U.S. LIBOR + 2.270% 7.7043% 5/31/25 (b)(d)(e)(h)		7,700,000	6,622,000
GTCR W-2 Merger Sub LLC 7.5% 1/15/31 (b)		300,000	312,900
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		60,000	50,624
4.75% 9/15/24		190,000	188,795
5.25% 5/15/27		1,123,000	1,031,756
6.25% 5/15/26		1,391,000	1,355,448
6.375% 12/15/25		323,000	320,182
ILFC E-Capital Trust I CME Term SOFR 3 Month Index + 1.810% 7.1862% 12/21/65 (b)(e)(h)		156,000	120,827
Indian Railway Finance Corp. Ltd. 3.57% 1/21/32 (b)		1,010,000	887,012
Jackson Financial, Inc.:
3.125% 11/23/31		750,000	620,076
5.17% 6/8/27		2,958,000	2,938,817
5.67% 6/8/32		3,183,000	3,172,237
KfW:
0% 9/17/30 (Reg. S)	EUR	2,000,000	1,800,613
0.75% 1/15/29 (Reg. S)	EUR	800,000	783,876
2.875% 6/7/33 (Reg. S)	EUR	1,000,000	1,082,806
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	895,000	810,377
LSEGA Financing PLC 2% 4/6/28 (b)		200,000	177,909
MasterCard, Inc. 3.65% 6/1/49		200,000	159,602
Nationstar Mortgage Holdings, Inc.:
5.5% 8/15/28 (b)		95,000	89,684
5.75% 11/15/31 (b)		2,000,000	1,832,418
6% 1/15/27 (b)		809,000	795,385
Nationwide Building Society 6.178% 12/7/27 (Reg. S) (e)	GBP	400,000	512,502
NCR Atleos Corp. 9.5% 4/1/29 (b)		1,042,000	1,102,222
PennyMac Financial Services, Inc. 4.25% 2/15/29 (b)		1,200,000	1,081,884
Penske Truck Leasing Co. LP:
1.2% 11/15/25 (b)		83,000	77,097
5.55% 5/1/28 (b)		5,455,000	5,487,962
Pine Street Trust I 4.572% 2/15/29 (b)		7,798,000	7,374,005
Pine Street Trust II 5.568% 2/15/49 (b)		7,800,000	7,187,943
Power Finance Corp. Ltd.:
1.841% 9/21/28 (Reg. S)	EUR	2,400,000	2,281,871
6.15% 12/6/28 (b)		3,050,000	3,133,265
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.:
3.625% 3/1/29 (b)		265,000	235,065
3.875% 3/1/31 (b)		71,000	60,958
Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc.:
2.875% 10/15/26 (b)		293,000	269,560
4% 10/15/33 (b)		17,000	14,114
Verscend Escrow Corp. 9.75% 8/15/26 (b)		1,075,000	1,077,075
Visa, Inc. 2.7% 4/15/40		183,000	135,128
			115,822,370
Insurance - 0.2%
ACE INA Holdings, Inc. 3.15% 3/15/25		1,765,000	1,726,310
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	200,000	273,677
AFLAC, Inc. 3.6% 4/1/30		73,000	67,666
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (e)	EUR	395,000	360,952
Alleghany Corp. 3.25% 8/15/51		25,000	17,639
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer 4.25% 10/15/27 (b)		340,000	313,808
American International Group, Inc. 4.75% 4/1/48		168,000	153,304
Aon Corp. 6.25% 9/30/40		7,000	7,436
Aon North America, Inc. 5.75% 3/1/54		185,000	185,726
Arch Capital Finance LLC 4.011% 12/15/26		4,745,000	4,575,735
Arthur J. Gallagher & Co. 5.75% 7/15/54		180,000	178,286
Baylor Scott & White Holdings:
Series 2021, 2.839% 11/15/50		120,000	79,518
1.777% 11/15/30		870,000	704,325
Berkshire Hathaway Finance Corp.:
2.5% 1/15/51		355,000	219,377
3.85% 3/15/52		374,000	296,705
Cincinnati Financial Corp. 6.125% 11/1/34		32,000	33,386
CNA Financial Corp.:
3.9% 5/1/29		1,400,000	1,313,779
5.125% 2/15/34		115,000	111,193
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (e)		3,225,000	3,163,854
Equitable Financial Life Global Funding 1.7% 11/12/26 (b)		10,000	9,040
Everest Reinsurance Holdings, Inc. 3.5% 10/15/50		2,100,000	1,468,221
F&G Global Funding 1.75% 6/30/26 (b)		23,000	20,765
Fairfax Financial Holdings Ltd.:
3.375% 3/3/31		4,595,000	3,983,410
5.625% 8/16/32		6,100,000	5,999,361
6% 12/7/33 (b)		3,200,000	3,214,805
Farmers Exchange Capital II 6.151% 11/1/53 (b)(e)		500,000	459,420
Farmers Exchange Capital III 5.454% 10/15/54 (b)(e)		3,335,000	2,722,894
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (e)	EUR	500,000	509,327
Fidelity & Guaranty Life Holdings, Inc. 5.5% 5/1/25 (b)		360,000	355,447
Five Corners Funding Trust II 2.85% 5/15/30 (b)		12,846,000	11,135,225
Great-West Lifeco Finance 2018, LP 4.581% 5/17/48 (b)		21,000	18,483
Guardian Life Global Funding 5.737% 10/2/28 (b)		200,000	206,978
Guardian Life Insurance Co. of America 4.85% 1/24/77 (b)		7,000	5,764
Hartford Financial Services Group, Inc. 2.8% 8/19/29		131,000	117,081
High Street Funding Trust I 4.111% 2/15/28 (b)		388,000	364,073
Jackson National Life Global Funding 3.875% 6/11/25 (b)		77,000	74,901
Liberty Mutual Group, Inc.:
3.951% 10/15/50 (b)		13,000	9,729
4.569% 2/1/29 (b)		9,380,000	9,040,917
Lincoln National Corp.:
3.05% 1/15/30		490,000	428,558
3.4% 1/15/31		2,550,000	2,231,467
6.3% 10/9/37		110,000	113,140
Manulife Financial Corp. 4.15% 3/4/26		55,000	53,918
Markel Group, Inc.:
3.45% 5/7/52		840,000	576,268
4.15% 9/17/50		445,000	349,644
4.3% 11/1/47		900,000	719,828
Marsh & McLennan Companies, Inc.:
5.45% 3/15/53		122,000	121,482
5.7% 9/15/53		173,000	178,512
MetLife, Inc.:
4.125% 8/13/42		49,000	41,527
5% 7/15/52		270,000	252,071
6.5% 12/15/32		20,000	21,890
Metropolitan Life Global Funding I:
4.3% 8/25/29 (b)		2,000,000	1,913,307
5.15% 3/28/33 (b)		920,000	910,003
Mutual of Omaha Companies Global Funding 5.45% 12/12/28 (b)		200,000	201,821
Nationwide Mutual Insurance Co. 3 month U.S. LIBOR + 2.290% 7.9362% 12/15/24 (b)(e)(h)		5,490,000	5,496,347
New York Life Global Funding 3% 1/10/28 (b)		107,000	99,535
New York Life Insurance Co. 6.75% 11/15/39 (b)		8,000	9,042
Pacific Life Insurance Co. 4.3% 10/24/67 (b)(e)		79,000	59,957
Pricoa Global Funding I 5.375% 5/15/45 (e)		5,278,000	5,196,549
Principal Financial Group, Inc. 3.7% 5/15/29		37,000	34,516
Principal Life Global Funding II 3% 4/18/26 (b)		17,000	16,156
Progressive Corp.:
3% 3/15/32		95,000	82,256
4.35% 4/25/44		20,000	17,730
Protective Life Global Funding:
1.9% 7/6/28 (b)		1,595,000	1,403,139
5.467% 12/8/28 (b)		333,000	336,882
Prudential Financial, Inc.:
3.878% 3/27/28		15,000	14,406
3.905% 12/7/47		251,000	197,760
Prudential Funding Asia PLC:
2.95% 11/3/33 (Reg. S) (e)		2,100,000	1,848,000
3.125% 4/14/30		290,000	258,470
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (e)	GBP	800,000	850,093
6.75% 12/2/44 (Reg. S) (e)		2,025,000	2,023,941
Ryan Specialty Group LLC 4.375% 2/1/30 (b)		165,000	153,250
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(e)		1,200,000	1,163,347
Teachers Insurance & Annuity Association of America:
3.3% 5/15/50 (b)		2,310,000	1,615,829
4.27% 5/15/47 (b)		43,000	35,359
4.375% 9/15/54 (b)(e)		2,100,000	2,070,691
4.9% 9/15/44 (b)		14,000	12,718
The Chubb Corp. 6% 5/11/37		130,000	139,525
The Travelers Companies, Inc. 5.35% 11/1/40		10,000	10,087
Unum Group:
4% 6/15/29		5,961,000	5,574,551
4.125% 6/15/51		1,830,000	1,345,067
5.75% 8/15/42		2,238,000	2,172,464
W.R. Berkley Corp. 3.55% 3/30/52		94,000	64,391
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (e)		900,000	739,035
			94,653,046
Mortgage Real Estate Investment Trusts - 0.0%
Arbor Realty Trust, Inc.:
4.5% 9/1/26 (b)		570,000	516,740
4.5% 3/15/27 (b)		877,000	776,217
5% 4/30/26		146,000	135,423
Great Ajax Operating Partnership LP 8.875% 9/1/27 (b)		672,000	634,625
			2,063,005
TOTAL FINANCIALS			1,520,533,066
HEALTH CARE - 0.7%
Biotechnology - 0.1%
AbbVie, Inc.:
2.95% 11/21/26		35,000	33,186
3.2% 11/21/29		529,000	483,998
4.05% 11/21/39		17,573,000	15,406,820
4.55% 3/15/35		1,470,000	1,408,349
4.7% 5/14/45		4,915,000	4,527,213
4.875% 11/14/48		335,000	317,034
5.05% 3/15/34		1,180,000	1,185,874
5.35% 3/15/44		695,000	701,390
5.4% 3/15/54		400,000	406,049
Amgen, Inc.:
2% 1/15/32		97,000	77,729
2.6% 8/19/26		3,835,000	3,619,597
2.8% 8/15/41		495,000	352,997
3.15% 2/21/40		155,000	116,285
4.4% 2/22/62		184,000	147,976
5.25% 3/2/30		6,125,000	6,170,518
5.25% 3/2/33		3,916,000	3,905,262
5.6% 3/2/43		8,292,000	8,301,042
5.65% 3/2/53		3,409,000	3,407,582
5.75% 3/2/63		5,337,000	5,337,495
Biogen, Inc. 2.25% 5/1/30		790,000	661,232
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		194,000	78,568
Gilead Sciences, Inc.:
1.65% 10/1/30		442,000	360,897
2.6% 10/1/40		814,000	568,292
4.5% 2/1/45		190,000	167,200
4.8% 4/1/44		563,000	517,106
Grifols SA 4.75% 10/15/28 (b)		200,000	166,560
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30		195,000	157,741
			58,583,992
Health Care Equipment & Supplies - 0.0%
Abbott Laboratories 4.75% 11/30/36		240,000	235,289
AdaptHealth LLC 4.625% 8/1/29 (b)		128,000	106,560
Avantor Funding, Inc.:
3.875% 7/15/28 (Reg. S)	EUR	2,500,000	2,625,793
4.625% 7/15/28 (b)		753,000	710,744
Becton, Dickinson & Co.:
3.7% 6/6/27		168,000	161,060
4.298% 8/22/32		80,000	74,977
4.669% 6/6/47		109,000	96,545
Hologic, Inc.:
3.25% 2/15/29 (b)		511,000	455,611
4.625% 2/1/28 (b)		33,000	31,618
Medline Borrower LP:
3.875% 4/1/29 (b)		2,977,000	2,669,277
5.25% 10/1/29 (b)		423,000	391,269
Sartorius Finance BV 4.875% 9/14/35 (Reg. S)	EUR	200,000	227,646
Solventum Corp. 5.45% 2/25/27 (b)		675,000	676,273
Stryker Corp. 3.375% 11/1/25		430,000	417,492
Teleflex, Inc. 4.25% 6/1/28 (b)		210,000	196,053
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	400,000	437,408
			9,513,615
Health Care Providers & Services - 0.4%
180 Medical, Inc. 3.875% 10/15/29 (b)		500,000	447,500
Acadia Healthcare Co., Inc.:
5% 4/15/29 (b)		273,000	257,985
5.5% 7/1/28 (b)		118,000	114,069
Aetna, Inc.:
3.875% 8/15/47		426,000	318,505
4.125% 11/15/42		51,000	40,771
4.5% 5/15/42		6,000	5,093
4.75% 3/15/44		95,000	81,929
AHS Hospital Corp. 2.78% 7/1/51		315,000	206,030
Ascension Health:
2.532% 11/15/29		295,000	262,707
3.106% 11/15/39		610,000	475,668
3.945% 11/15/46		20,000	16,834
Banner Health 1.897% 1/1/31		71,000	57,833
BayCare Health System, Inc. 3.831% 11/15/50		2,320,000	1,899,556
Cencora, Inc. 2.7% 3/15/31		5,980,000	5,109,035
Centene Corp.:
2.45% 7/15/28		6,335,000	5,583,250
2.625% 8/1/31		2,980,000	2,438,445
3% 10/15/30		2,473,000	2,112,857
3.375% 2/15/30		5,670,000	5,001,776
4.25% 12/15/27		5,825,000	5,541,013
4.625% 12/15/29		8,049,000	7,618,781
Children's Health System of Texas 2.511% 8/15/50		360,000	223,678
Children's Hospital District of Columbia 2.928% 7/15/50		22,000	14,091
Childrens Hospital Corp. 4.115% 1/1/47		265,000	223,997
Cigna Group:
2.375% 3/15/31		65,000	54,264
2.4% 3/15/30		3,689,000	3,163,833
3.25% 4/15/25		355,000	346,504
4.375% 10/15/28		6,825,000	6,624,584
4.5% 2/25/26		2,540,000	2,504,674
CommonSpirit Health:
1.547% 10/1/25		37,000	34,754
2.782% 10/1/30		37,000	31,682
3.91% 10/1/50		36,000	27,660
Community Health Systems, Inc.:
4.75% 2/15/31 (b)		744,000	566,154
5.625% 3/15/27 (b)		564,000	516,018
6% 1/15/29 (b)		78,000	67,080
6.875% 4/15/29 (b)		140,000	89,333
Cottage Health Obligated Group 3.304% 11/1/49		14,000	9,924
CVS Health Corp.:
2.7% 8/21/40		9,385,000	6,416,944
4.25% 4/1/50		310,000	247,500
4.3% 3/25/28		152,000	147,516
4.78% 3/25/38		1,320,000	1,199,497
5.125% 2/21/30		1,525,000	1,515,501
5.125% 7/20/45		2,336,000	2,124,822
5.25% 2/21/33		70,000	69,287
5.773% 1/10/33 (b)		7,815	7,638
5.875% 6/1/53		1,125,000	1,121,310
DaVita, Inc.:
3.75% 2/15/31 (b)		1,956,000	1,605,050
4.625% 6/1/30 (b)		737,000	648,300
Elevance Health, Inc.:
3.125% 5/15/50		111,000	76,094
3.65% 12/1/27		1,260,000	1,204,526
4.101% 3/1/28		1,570,000	1,518,790
4.375% 12/1/47		89,000	75,620
4.55% 3/1/48		86,000	75,240
4.625% 5/15/42		1,770,000	1,594,061
4.85% 8/15/54		88,000	75,116
5.125% 2/15/53		82,000	77,476
Encompass Health Corp.:
4.5% 2/1/28		150,000	141,940
4.625% 4/1/31		41,000	37,112
4.75% 2/1/30		486,000	450,852
Fresenius Medical Care U.S. Finance III, Inc. 1.875% 12/1/26 (b)		660,000	595,166
Hartford Healthcare 3.447% 7/1/54		68,000	47,504
HCA Holdings, Inc.:
2.375% 7/15/31		775,000	630,711
3.5% 9/1/30		1,469,000	1,312,543
3.5% 7/15/51		553,000	373,660
4.125% 6/15/29		2,438,000	2,295,522
4.5% 2/15/27		709,000	693,903
5.25% 4/15/25		210,000	209,015
5.25% 6/15/26		413,000	410,486
5.25% 6/15/49		510,000	459,230
5.375% 2/1/25		313,000	311,899
5.45% 4/1/31		464,000	461,806
5.5% 6/15/47		590,000	549,331
5.6% 4/1/34		110,000	109,516
5.625% 9/1/28		1,159,000	1,167,947
5.875% 2/15/26		1,532,000	1,538,349
6% 4/1/54		110,000	109,173
7.75% 7/15/36		2,700,000	3,094,122
HealthEquity, Inc. 4.5% 10/1/29 (b)		45,000	41,360
Humana, Inc. 3.95% 8/15/49		210,000	164,124
Kaiser Foundation Hospitals:
2.81% 6/1/41		6,820,000	4,981,298
3.002% 6/1/51		975,000	668,318
Kedrion SpA 6.5% 9/1/29 (b)		989,000	886,203
Laboratory Corp. of America Holdings 3.6% 2/1/25		1,410,000	1,381,995
Memorial Health Services 3.447% 11/1/49		18,000	13,388
Memorial Sloan-Kettring Cancer Center:
2.955% 1/1/50		290,000	196,687
4.125% 7/1/52		6,000	5,104
4.2% 7/1/55		22,000	18,451
5% 7/1/42		350,000	339,123
Methodist Hospital 2.705% 12/1/50		820,000	514,759
MidMichigan Health 3.409% 6/1/50		27,000	19,659
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (b)		949,000	699,888
Modivcare, Inc. 5.875% 11/15/25 (b)		275,000	268,511
Molina Healthcare, Inc.:
3.875% 11/15/30 (b)		100,000	87,723
3.875% 5/15/32 (b)		155,000	133,322
Mount Sinai Hospital:
3.737% 7/1/49		460,000	338,625
3.981% 7/1/48		19,000	15,533
Multicare Health System 2.803% 8/15/50		10,000	5,872
New York & Presbyterian Hospital:
2.606% 8/1/60		20,000	11,546
4.024% 8/1/45		600,000	508,849
4.063% 8/1/56		390,000	316,972
NYU Hospitals Center:
3.38% 7/1/55		32,000	23,001
4.368% 7/1/47		810,000	714,530
OhioHealth Corp. 2.297% 11/15/31		8,505,000	7,008,338
Owens & Minor, Inc.:
4.375% 12/15/24		35,000	34,340
4.5% 3/31/29 (b)		320,000	285,908
6.625% 4/1/30 (b)		134,000	129,482
PeaceHealth Obligated Group 1.375% 11/15/25		165,000	153,373
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)		170,000	152,792
Piedmont Healthcare, Inc.:
2.719% 1/1/42		1,780,000	1,256,061
2.864% 1/1/52		1,055,000	676,089
Prime Healthcare Services 7.25% 11/1/25 (b)		1,325,000	1,321,688
Providence St. Joseph Health Obligated Group:
2.532% 10/1/29		2,405,000	2,092,117
2.746% 10/1/26		180,000	168,525
Quest Diagnostics, Inc.:
2.95% 6/30/30		54,000	47,606
4.7% 3/30/45		150,000	131,529
5.75% 1/30/40		93,000	89,259
Radiology Partners, Inc. 8.5% 1/31/29 pay-in-kind (b)(e)		291,000	279,724
Sabra Health Care LP 3.2% 12/1/31		8,620,000	6,989,000
Sentara Healthcare 2.927% 11/1/51		565,000	381,619
Stanford Health Care 3.027% 8/15/51		680,000	460,728
Surgery Center Holdings, Inc. 6.75% 7/1/25 (b)		108,000	107,165
Sutter Health 4.091% 8/15/48		780,000	647,405
Tenet Healthcare Corp.:
4.25% 6/1/29		1,613,000	1,483,457
4.375% 1/15/30		300,000	274,768
4.625% 6/15/28		2,684,000	2,554,550
4.875% 1/1/26		1,412,000	1,410,540
5.125% 11/1/27		2,570,000	2,515,685
6.125% 6/15/30		688,000	681,362
6.25% 2/1/27		14,000	13,967
Texas Health Resources:
2.328% 11/15/50		14,000	8,420
4.33% 11/15/55		31,000	27,134
Toledo Hospital 5.325% 11/15/28		2,792,000	2,607,030
UnitedHealth Group, Inc.:
3.05% 5/15/41		2,030,000	1,508,248
3.25% 5/15/51		3,742,000	2,624,226
3.7% 8/15/49		115,000	88,262
3.75% 10/15/47		138,000	107,595
3.875% 8/15/59		124,000	95,411
3.95% 10/15/42		17,000	14,287
4.25% 4/15/47		770,000	654,713
4.25% 6/15/48		672,000	565,606
4.45% 12/15/48		103,000	90,541
4.5% 4/15/33		5,670,000	5,441,195
4.625% 11/15/41		110,000	100,367
4.75% 5/15/52		90,000	81,869
4.95% 5/15/62		275,000	254,207
5.05% 4/15/53		1,172,000	1,115,034
5.2% 4/15/63		9,439,000	9,001,193
5.8% 3/15/36		820,000	868,050
5.875% 2/15/53		444,000	475,000
UPMC Health System:
5.035% 5/15/33		800,000	789,833
5.377% 5/15/43		655,000	662,311
Yale-New Haven Health Services 2.496% 7/1/50		28,000	16,123
			157,786,515
Health Care Technology - 0.0%
IQVIA, Inc.:
5% 10/15/26 (b)		230,000	224,812
5% 5/15/27 (b)		200,000	194,708
5.7% 5/15/28		3,150,000	3,172,869
6.5% 5/15/30 (b)		210,000	212,911
			3,805,300
Life Sciences Tools & Services - 0.0%
Agilent Technologies, Inc.:
2.1% 6/4/30		86,000	72,086
2.3% 3/12/31		1,245,000	1,039,561
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)		347,000	313,039
4.25% 5/1/28 (b)		330,000	309,507
Thermo Fisher Scientific, Inc.:
2.8% 10/15/41		620,000	446,264
4.977% 8/10/30		500,000	500,354
5.086% 8/10/33		828,000	832,836
			3,513,647
Pharmaceuticals - 0.2%
1375209 BC Ltd. 9% 1/30/28 (b)		800,000	782,048
AstraZeneca Finance LLC 4.875% 3/3/33		430,000	428,995
Bausch Health Companies, Inc.:
4.875% 6/1/28 (b)		205,000	116,794
5% 2/15/29 (b)		400,000	175,053
5.25% 1/30/30 (b)		825,000	355,882
5.25% 2/15/31 (b)		4,796,000	2,068,956
5.5% 11/1/25 (b)		596,000	554,644
5.75% 8/15/27 (b)		178,000	107,258
6.25% 2/15/29 (b)		1,500,000	686,235
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	450,000	489,030
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (b)		44,740,000	43,500,918
4.4% 7/15/44 (b)		3,231,000	2,437,990
4.625% 6/25/38 (b)		570,000	469,090
4.875% 6/25/48 (b)		930,000	736,940
Bayer U.S. Finance LLC:
6.375% 11/21/30 (b)		1,580,000	1,591,993
6.5% 11/21/33 (b)		2,885,000	2,886,574
Bristol-Myers Squibb Co.:
2.35% 11/13/40		407,000	272,985
2.55% 11/13/50		234,000	141,819
3.7% 3/15/52		673,000	510,796
3.9% 3/15/62		260,000	194,081
4.125% 6/15/39		300,000	261,359
5.1% 2/22/31		195,000	195,798
5.2% 2/22/34		860,000	866,987
5.55% 2/22/54		1,065,000	1,077,626
5.65% 2/22/64		190,000	191,739
6.4% 11/15/63		50,000	55,827
Catalent Pharma Solutions:
3.5% 4/1/30 (b)		1,200,000	1,155,816
5% 7/15/27 (b)		120,000	118,147
Elanco Animal Health, Inc. 6.65% 8/28/28 (e)		1,808,000	1,821,478
Eli Lilly & Co.:
4.7% 2/9/34		4,350,000	4,293,991
4.95% 2/27/63		320,000	308,694
GSK Consumer Healthcare Capital U.S. LLC 3.625% 3/24/32		1,305,000	1,169,025
Jazz Securities DAC 4.375% 1/15/29 (b)		295,000	271,779
Merck & Co., Inc.:
3.4% 3/7/29		1,400,000	1,314,612
5% 5/17/53		203,000	196,745
5.15% 5/17/63		99,000	96,605
Mylan NV:
5.2% 4/15/48		1,415,000	1,163,201
5.4% 11/29/43		1,480,000	1,282,105
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (b)		290,000	265,310
5.125% 4/30/31 (b)		1,210,000	1,037,115
Pfizer Investment Enterprises:
4.75% 5/19/33		1,027,000	1,000,106
5.3% 5/19/53		1,061,000	1,037,867
5.34% 5/19/63		959,000	923,760
Pfizer, Inc.:
3.9% 3/15/39		86,000	73,444
4.1% 9/15/38		87,000	77,433
4.3% 6/15/43		117,000	102,711
4.4% 5/15/44		280,000	252,027
Roche Holdings, Inc. 5.489% 11/13/30 (b)		1,000,000	1,030,074
Royalty Pharma PLC 1.2% 9/2/25		80,000	74,900
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26		84,000	80,014
Takeda Pharmaceutical Co. Ltd.:
2.05% 3/31/30		2,044,000	1,720,354
3.025% 7/9/40		2,010,000	1,497,228
Utah Acquisition Sub, Inc.:
3.95% 6/15/26		4,024,000	3,883,868
5.25% 6/15/46		190,000	155,241
Valeant Pharmaceuticals International, Inc.:
8.5% 1/31/27 (b)		171,000	97,303
9.25% 4/1/26 (b)		136,000	127,855
Viatris, Inc.:
2.3% 6/22/27		120,000	108,545
2.7% 6/22/30		5,898,000	4,967,625
3.85% 6/22/40		13,139,000	9,656,219
4% 6/22/50		2,911,000	1,986,987
Wyeth LLC 5.95% 4/1/37		32,000	34,188
Zoetis, Inc.:
2% 5/15/30		173,000	145,185
5.6% 11/16/32		141,000	145,669
			104,830,643
TOTAL HEALTH CARE			338,033,712
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.2%
BAE Systems PLC 3.4% 4/15/30 (b)		3,884,000	3,517,854
Bombardier, Inc.:
6% 2/15/28 (b)		3,890,000	3,776,313
7.125% 6/15/26 (b)		2,157,000	2,175,063
7.875% 4/15/27 (b)		3,794,000	3,798,841
8.75% 11/15/30 (b)		200,000	209,502
BWX Technologies, Inc.:
4.125% 6/30/28 (b)		220,000	204,624
4.125% 4/15/29 (b)		602,000	558,662
HEICO Corp. 5.25% 8/1/28		1,220,000	1,229,710
Howmet Aerospace, Inc.:
5.95% 2/1/37		871,000	884,415
6.75% 1/15/28		345,000	359,726
Huntington Ingalls Industries, Inc. 4.2% 5/1/30		81,000	76,240
L3Harris Technologies, Inc.:
2.9% 12/15/29		976,000	865,403
4.4% 6/15/28		539,000	523,981
5.4% 1/15/27		3,030,000	3,048,853
5.4% 7/31/33		965,000	965,683
5.6% 7/31/53		120,000	120,972
Lockheed Martin Corp.:
1.85% 6/15/30		219,000	183,175
3.6% 3/1/35		86,000	75,268
4.15% 6/15/53		290,000	240,617
4.5% 5/15/36		146,000	138,016
4.7% 5/15/46		145,000	133,637
Moog, Inc. 4.25% 12/15/27 (b)		360,000	336,907
Northrop Grumman Corp.:
4.75% 6/1/43		545,000	494,960
4.9% 6/1/34		262,000	255,036
4.95% 3/15/53		237,000	219,034
Precision Castparts Corp. 4.375% 6/15/45		70,000	61,416
Rolls-Royce PLC 5.75% 10/15/27 (b)		165,000	164,191
RTX Corp.:
1.9% 9/1/31		210,000	167,457
2.375% 3/15/32		1,134,000	923,447
3.03% 3/15/52		844,000	551,730
4.125% 11/16/28		1,932,000	1,853,941
4.35% 4/15/47		4,000	3,348
4.5% 6/1/42		138,000	120,655
5.15% 2/27/33		186,000	184,174
5.375% 2/27/53		126,000	122,223
5.75% 1/15/29		166,000	170,922
6.1% 3/15/34		930,000	981,922
6.4% 3/15/54		250,000	276,750
6.7% 8/1/28		491,000	521,731
Spirit Aerosystems, Inc. 9.375% 11/30/29 (b)		211,000	228,166
Textron, Inc.:
2.45% 3/15/31		3,245,000	2,709,774
3.9% 9/17/29		138,000	129,238
The Boeing Co.:
2.196% 2/4/26		5,759,000	5,402,660
2.25% 6/15/26		810,000	753,916
2.7% 2/1/27		246,000	229,095
2.75% 2/1/26		50,000	47,482
2.95% 2/1/30		200,000	175,289
3.1% 5/1/26		53,000	50,492
3.6% 5/1/34		2,400,000	2,017,286
3.625% 2/1/31		12,650,000	11,329,331
3.825% 3/1/59		204,000	141,606
3.95% 8/1/59		250,000	178,193
5.15% 5/1/30		4,430,000	4,355,868
5.805% 5/1/50		6,375,000	6,144,736
5.93% 5/1/60		7,169,000	6,863,516
TransDigm, Inc.:
6.375% 3/1/29 (b)		845,000	848,820
6.625% 3/1/32 (b)		550,000	553,436
7.5% 3/15/27		40,000	39,968
Triumph Group, Inc. 7.75% 8/15/25		69,000	68,855
Wesco Aircraft Holdings, Inc. 9% (b)(c)		238,000	56,062
			72,820,188
Air Freight & Logistics - 0.0%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (b)		160,000	140,600
Rand Parent LLC 8.5% 2/15/30 (b)		215,000	208,801
			349,401
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)		500,000	483,045
Builders FirstSource, Inc. 4.25% 2/1/32 (b)		915,000	803,942
Carlisle Companies, Inc. 2.2% 3/1/32		1,890,000	1,496,260
Carrier Global Corp.:
4.5% 11/29/32	EUR	300,000	339,457
5.9% 3/15/34		3,068,000	3,182,617
6.2% 3/15/54		792,000	864,459
EMRLD Borrower LP / Emerald Co. 6.625% 12/15/30 (b)		777,000	779,720
Griffon Corp. 5.75% 3/1/28		431,000	416,993
Jeld-Wen, Inc.:
4.625% 12/15/25 (b)		275,000	268,094
4.875% 12/15/27 (b)		1,426,000	1,356,483
Masco Corp. 1.5% 2/15/28		60,000	52,138
Owens Corning:
3.95% 8/15/29		130,000	122,590
4.3% 7/15/47		735,000	602,886
PGT Innovations, Inc. 4.375% 10/1/29 (b)		237,000	238,591
Standard Industries, Inc./New Jersey:
3.375% 1/15/31 (b)		92,000	76,231
4.375% 7/15/30 (b)		381,000	339,694
4.75% 1/15/28 (b)		3,884,000	3,664,311
5% 2/15/27 (b)		10,000	9,628
			15,097,139
Commercial Services & Supplies - 0.0%
ACCO Brands Corp. 4.25% 3/15/29 (b)		347,000	307,626
ADT Corp.:
4.125% 8/1/29 (b)		348,000	314,505
4.875% 7/15/32 (b)		853,000	767,700
Advocate Health & Hospitals Corp. 3.387% 10/15/49		510,000	382,921
Allied Universal Holdco LLC 7.875% 2/15/31 (b)		170,000	168,824
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (b)		1,175,000	972,876
6.625% 7/15/26 (b)		616,000	614,134
Artera Services LLC 8.5% 2/15/31 (b)		570,000	582,285
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (b)		1,030,000	915,774
4.625% 6/1/28 (b)		520,000	460,641
Brand Industrial Services, Inc. 10.375% 8/1/30 (b)		160,000	170,148
Clean Harbors, Inc.:
5.125% 7/15/29 (b)		95,000	91,577
6.375% 2/1/31 (b)		45,000	44,736
CoreCivic, Inc. 8.25% 4/15/26		85,000	86,863
Enviri Corp. 5.75% 7/31/27 (b)		32,000	29,902
Garda World Security Corp.:
4.625% 2/15/27 (b)		54,000	51,578
9.5% 11/1/27 (b)		24,000	24,091
GFL Environmental, Inc.:
3.75% 8/1/25 (b)		118,000	114,566
4% 8/1/28 (b)		325,000	297,983
4.75% 6/15/29 (b)		463,000	433,524
6.75% 1/15/31 (b)		655,000	669,974
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (b)		60,000	59,643
Madison IAQ LLC 4.125% 6/30/28 (b)		1,142,000	1,040,315
Pitney Bowes, Inc.:
6.875% 3/15/27 (b)		55,000	49,363
7.25% 3/15/29 (b)		110,000	95,249
Prime Securities Services Borrower LLC/Prime Finance, Inc.:
3.375% 8/31/27 (b)		385,000	352,464
5.75% 4/15/26 (b)		203,000	201,465
Republic Services, Inc.:
1.45% 2/15/31		58,000	45,775
2.375% 3/15/33		3,000	2,403
5% 12/15/33		155,000	152,500
5% 4/1/34		81,000	79,749
Stericycle, Inc.:
3.875% 1/15/29 (b)		834,000	750,532
5.375% 7/15/24 (b)		36,000	35,982
The Brink's Co. 4.625% 10/15/27 (b)		95,000	89,774
The Ford Foundation 2.815% 6/1/70		85,000	50,481
Waste Management, Inc.:
1.5% 3/15/31		80,000	63,626
3.9% 3/1/35		104,000	91,592
4.625% 2/15/33		158,000	152,612
Waste Pro U.S.A., Inc. 5.5% 2/15/26 (b)		333,000	326,340
Williams Scotsman, Inc.:
4.625% 8/15/28 (b)		110,000	103,292
7.375% 10/1/31 (b)		125,000	129,669
			11,375,054
Construction & Engineering - 0.0%
AECOM 5.125% 3/15/27		1,175,000	1,150,979
Arcosa, Inc. 4.375% 4/15/29 (b)		65,000	59,995
Bioceanico Sovereign Certificate Ltd. 0% 6/5/34 (b)		130,156	94,315
Cloud Crane LLC 11.5% 9/1/28 (b)		900,000	935,618
Dycom Industries, Inc. 4.5% 4/15/29 (b)		492,000	452,754
Greensaif Pipelines Bidco SARL 6.51% 2/23/42 (b)		200,000	204,814
MasTec, Inc.:
4.5% 8/15/28 (b)		297,000	278,508
6.625% 8/15/29 (b)		43,000	39,653
SRS Distribution, Inc. 4.625% 7/1/28 (b)		343,000	319,909
TMS Issuer SARL 5.78% 8/23/32 (Reg. S)		1,160,000	1,188,455
			4,725,000
Electrical Equipment - 0.0%
EnerSys 4.375% 12/15/27 (b)		31,000	29,179
Regal Rexnord Corp.:
6.05% 2/15/26 (b)		41,000	41,170
6.05% 4/15/28 (b)		83,000	83,521
6.3% 2/15/30 (b)		35,000	35,638
6.4% 4/15/33 (b)		49,000	50,306
Sensata Technologies BV:
4% 4/15/29 (b)		370,000	335,563
5% 10/1/25 (b)		16,000	15,851
Vertiv Group Corp. 4.125% 11/15/28 (b)		526,000	485,308
Wesco Distribution, Inc.:
6.375% 3/15/29 (b)		565,000	565,052
6.625% 3/15/32 (b)		415,000	415,136
7.125% 6/15/25 (b)		1,692,000	1,702,110
7.25% 6/15/28 (b)		1,733,000	1,771,016
			5,529,850
Ground Transportation - 0.0%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	950,000	979,909
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.375% 3/1/29 (b)		58,000	52,804
5.75% 7/15/27 (b)		379,000	361,130
8% 2/15/31 (b)		120,000	115,851
Burlington Northern Santa Fe LLC:
3.05% 2/15/51		147,000	100,385
3.55% 2/15/50		166,000	125,222
4.375% 9/1/42		73,000	64,742
5.2% 4/15/54		1,390,000	1,363,445
5.4% 6/1/41		150,000	150,875
6.15% 5/1/37		21,000	22,927
7.082% 5/13/29		2,000	2,186
Canadian Pacific Railway Co.:
2.875% 11/15/29		265,000	235,546
3.1% 12/2/51		115,000	78,150
CSX Corp.:
4.5% 11/15/52		45,000	39,446
6.15% 5/1/37		1,475,000	1,599,128
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	750,000	800,576
Norfolk Southern Corp.:
3.155% 5/15/55		410,000	269,312
3.95% 10/1/42		105,000	86,122
4.05% 8/15/52		145,000	115,973
RXO, Inc. 7.5% 11/15/27 (b)		150,000	154,875
Uber Technologies, Inc. 4.5% 8/15/29 (b)		407,000	381,086
Union Pacific Corp.:
2.4% 2/5/30		95,000	82,816
2.973% 9/16/62		200,000	124,525
3.5% 2/14/53		135,000	100,482
3.6% 9/15/37		1,015,000	867,871
3.839% 3/20/60		697,000	529,472
XPO, Inc.:
6.25% 6/1/28 (b)		213,000	213,479
7.125% 6/1/31 (b)		645,000	658,735
7.125% 2/1/32 (b)		850,000	864,155
			10,541,225
Industrial Conglomerates - 0.0%
Honeywell International, Inc. 5.25% 3/1/54		330,000	329,329
Machinery - 0.1%
Allison Transmission, Inc.:
3.75% 1/30/31 (b)		86,000	74,311
4.75% 10/1/27 (b)		7,000	6,712
5.875% 6/1/29 (b)		326,000	321,118
Chart Industries, Inc. 7.5% 1/1/30 (b)		899,000	927,328
Cummins, Inc. 5.15% 2/20/34		985,000	983,607
Eaton Corp.:
4.15% 3/15/33		95,000	89,408
4.15% 11/2/42		73,000	63,512
Flowserve Corp. 2.8% 1/15/32		405,000	331,336
Hillenbrand, Inc. 3.75% 3/1/31		291,000	248,078
OT Merger Corp. 7.875% 10/15/29 (b)		750,000	487,500
Otis Worldwide Corp. 5.25% 8/16/28		598,000	602,564
Parker Hannifin Corp.:
3.25% 3/1/27		45,000	42,789
4.25% 9/15/27		160,000	156,588
6.25% 5/15/38		12,000	12,849
Pentair Finance SA 4.5% 7/1/29		8,070,000	7,775,824
Terex Corp. 5% 5/15/29 (b)		180,000	168,084
Trinity Industries, Inc. 7.75% 7/15/28 (b)		165,000	170,025
Westinghouse Air Brake Tech Co.:
3.45% 11/15/26		1,490,000	1,416,855
4.7% 9/15/28		10,335,000	10,081,766
5.611% 3/11/34 (f)		355,000	356,475
Xylem, Inc. 1.95% 1/30/28		15,000	13,413
			24,330,142
Passenger Airlines - 0.1%
Air Canada 2013-1 Pass Through Trust equipment trust certificate 4.125% 11/15/26 (b)		93,627	90,993
Air Canada 2015-1 Pass Through Trust equipment trust certificate 3.6% 9/15/28 (b)		75,286	71,171
Air Canada 2015-2 Class AA equipment trust certificate 3.75% 6/15/29 (b)		20,427	19,181
Air Canada 2017-1 Pass-Through Trust:
2017-1, 3.3% 7/15/31 (b)		420,264	379,560
equipment trust certificate:
3.55% 7/15/31 (b)		25,144	22,102
3.7% 7/15/27 (b)		54,012	51,264
American Airlines 2015-2 Pass Through Trust equipment trust certificate 4% 3/22/29		56,090	52,524
American Airlines, Inc.:
equipment trust certificate 3.2% 12/15/29		19,561	17,933
3% 4/15/30		26,217	23,820
7.25% 2/15/28 (b)		80,000	80,666
8.5% 5/15/29 (b)		185,000	194,483
American Airlines, Inc. / AAdvantage Loyalty IP Ltd.:
5.5% 4/20/26 (b)		406,516	402,789
5.75% 4/20/29 (b)		990,520	968,678
British Airways 2013-1 Class A Pass Through Trust equipment trust certificate 4.625% 12/20/25 (b)		11,799	11,771
British Airways 2018-1 Class A Pass Through Trust equipment trust certificate 4.125% 3/20/33 (b)		43,886	40,241
British Airways 2019-1 Class AA Pass Through Trust equipment trust certificate:
3.3% 6/15/34 (b)		13,386	11,976
3.35% 12/15/30 (b)		27,709	25,478
Delta Air Lines Pass Through Trust 3.204% 10/25/25		183,000	182,209
Delta Air Lines Pass Through Trust 2015-1AA equipment trust certificate 3.625% 1/30/29		75,545	71,063
Delta Air Lines, Inc.:
2% 12/10/29		241,170	214,688
4.375% 4/19/28		160,000	153,400
Mexico City Airport Trust:
4.25% 10/31/26 (b)		4,270,000	4,105,776
5.5% 10/31/46 (b)		1,092,000	905,945
5.5% 7/31/47 (b)		3,767,000	3,134,295
Mileage Plus Holdings LLC 6.5% 6/20/27 (b)		169,163	169,205
Southwest Airlines Co. 5.125% 6/15/27		5,340,000	5,318,429
Spirit Airlines 2017-1AA Pass Through Trust equipment trust certificate 3.375% 8/15/31		16,147	13,932
United Airlines 2014-1 Pass Through Trust equipment trust certificate 4% 10/11/27		58,321	56,460
United Airlines 2014-2 Pass Through Trust equipment trust certificate 3.75% 3/3/28		9,407	9,088
United Airlines 2016-2 Class A Pass Through Trust 3.1% 4/7/30		19,948	17,710
United Airlines 2016-2 Class AA Pass Through Trust 2.875% 4/7/30		35,768	32,386
United Airlines 2016-2 Class B Pass Through Trust 3.65% 4/7/27		28,194	26,993
United Airlines 2019-1 Class AA Pass Through Trust 4.15% 2/25/33		34,488	32,026
United Airlines Holdings, Inc. 4.875% 1/15/25		65,000	64,350
United Airlines Pass-Through Trust:
Series 2018-1, 3.5% 9/1/31		530,165	486,596
Series 2023-1 Class A, 5.8% 7/15/37		6,000,000	6,082,247
United Airlines pass-thru trust equipment trust certificate 3.1% 1/7/30		25,624	23,480
United Airlines pass-thru Trust Series 2013-1A Class O, 4.3% 2/15/27		118,872	115,887
United Airlines, Inc.:
equipment trust certificate:
Series 2012-2B 4% 4/29/26		104,582	103,034
4.15% 10/11/25		2,416	2,410
4.375% 4/15/26 (b)		2,258,000	2,173,245
4.55% 2/25/33		40,884	37,449
4.625% 4/15/29 (b)		595,000	548,831
United Airlines, Inc. 2018-1A Pass Through Trust 3.7% 9/1/31		28,103	25,186
United Airlines, Inc. 2019-2AA Pass Through Trust 2.7% 11/1/33		45,007	38,465
			26,609,415
Professional Services - 0.0%
ASGN, Inc. 4.625% 5/15/28 (b)		110,000	102,586
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (b)		320,000	296,921
4% 7/1/29 (b)		45,000	41,541
Equifax, Inc.:
2.35% 9/15/31		250,000	204,040
2.6% 12/1/24		2,095,000	2,047,845
TriNet Group, Inc.:
3.5% 3/1/29 (b)		165,000	146,098
7.125% 8/15/31 (b)		110,000	112,050
			2,951,081
Trading Companies & Distributors - 0.0%
Air Lease Corp.:
1.875% 8/15/26		63,000	57,850
2.3% 2/1/25		29,000	28,086
3.25% 3/1/25		7,000	6,834
3.25% 10/1/29		29,000	25,793
3.375% 7/1/25		7,765,000	7,542,503
5.85% 12/15/27		1,023,000	1,035,677
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)		115,000	115,623
Fortress Transportation & Infrastructure Investors LLC 7.875% 12/1/30 (b)		165,000	173,003
Herc Holdings, Inc. 5.5% 7/15/27 (b)		372,000	364,075
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	600,000	715,724
United Rentals North America, Inc.:
3.75% 1/15/32		825,000	713,966
3.875% 2/15/31		238,000	210,333
4% 7/15/30		175,000	158,424
4.875% 1/15/28		2,625,000	2,533,900
5.25% 1/15/30		195,000	188,808
W.W. Grainger, Inc. 4.6% 6/15/45		15,000	13,725
			13,884,324
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd.:
2.125% 2/21/26 (b)		655,000	607,758
2.528% 11/18/27 (b)		6,873,000	6,084,189
2.875% 2/15/25 (b)		262,000	254,283
3.95% 7/1/24 (b)		2,862,000	2,840,612
4.25% 4/15/26 (b)		314,000	302,768
4.375% 5/1/26 (b)		3,477,000	3,354,933
5.5% 1/15/26 (b)		93,000	92,038
5.75% 3/1/29 (b)		848,000	835,766
6.375% 5/4/28 (b)		6,446,000	6,541,096
DP World Ltd. 2.375% 9/25/26 (b)	EUR	1,430,000	1,484,310
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (b)		159,000	138,330
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	635,000	709,767
6% 3/5/32 (Reg. S)	GBP	700,000	882,514
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	300,000	281,086
Sydney Airport Finance Co. Property Ltd. 3.375% 4/30/25 (b)		38,000	37,035
Transurban Finance Co. Pty Ltd. 2.45% 3/16/31 (b)		118,000	97,879
			24,544,364
TOTAL INDUSTRIALS			213,086,512
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.0%
Ciena Corp. 4% 1/31/30 (b)		100,000	89,500
Cisco Systems, Inc.:
4.95% 2/26/31		700,000	700,347
5.05% 2/26/34		548,000	551,618
5.3% 2/26/54		80,000	80,972
Commscope Technologies LLC 5% 3/15/27 (b)		43,000	15,391
CommScope, Inc.:
4.75% 9/1/29 (b)		84,000	57,540
6% 3/1/26 (b)		483,000	434,700
HTA Group Ltd. 7% 12/18/25 (b)		230,000	227,902
Hughes Satellite Systems Corp. 6.625% 8/1/26		300,000	197,706
Motorola Solutions, Inc. 5.6% 6/1/32		1,060,000	1,062,696
Viavi Solutions, Inc. 3.75% 10/1/29 (b)		230,000	200,010
			3,618,382
Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.:
2.95% 2/15/32		10,000	8,357
3.875% 1/12/28		6,000	5,668
4% 4/1/25		19,000	18,666
Coherent Corp. 5% 12/15/29 (b)		883,000	823,398
Corning, Inc.:
3.9% 11/15/49		35,000	26,989
5.35% 11/15/48		146,000	140,259
Dell International LLC/EMC Corp.:
4.9% 10/1/26		377,000	373,544
5.25% 2/1/28		275,000	277,059
Imola Merger Corp. 4.75% 5/15/29 (b)		517,000	479,052
Sensata Technologies, Inc.:
3.75% 2/15/31 (b)		621,000	531,048
4.375% 2/15/30 (b)		200,000	182,163
TD SYNNEX Corp. 1.75% 8/9/26		6,930,000	6,311,364
Teledyne Technologies, Inc.:
2.25% 4/1/28		580,000	519,692
2.75% 4/1/31		4,505,000	3,824,056
TTM Technologies, Inc. 4% 3/1/29 (b)		130,000	115,713
			13,637,028
IT Services - 0.0%
Acuris Finance U.S. 5% 5/1/28 (b)		200,000	179,066
Arches Buyer, Inc. 4.25% 6/1/28 (b)		323,000	275,941
CGI, Inc. 1.45% 9/14/26		109,000	98,777
Gartner, Inc.:
3.625% 6/15/29 (b)		365,000	327,039
3.75% 10/1/30 (b)		260,000	230,118
4.5% 7/1/28 (b)		165,000	156,186
Genpact Luxembourg SARL / Genpact U.S.A., Inc. 1.75% 4/10/26		960,000	869,585
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (b)		435,000	387,314
Presidio Holdings, Inc. 4.875% 2/1/27 (b)		306,000	294,104
Tempo Acquisition LLC 5.75% 6/1/25 (b)		5,000,000	4,950,771
Twilio, Inc.:
3.625% 3/15/29		210,000	186,694
3.875% 3/15/31		85,000	73,966
			8,029,561
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6.625% 9/15/27 (b)		346,000	347,838
ams-OSRAM AG 12.25% 3/30/29 (b)		200,000	202,875
Broadcom, Inc.:
1.95% 2/15/28 (b)		1,620,000	1,438,262
2.45% 2/15/31 (b)		12,454,000	10,404,228
2.6% 2/15/33 (b)		12,259,000	9,853,375
3.137% 11/15/35 (b)		2,730,000	2,167,036
3.187% 11/15/36 (b)		4,922,000	3,858,641
3.419% 4/15/33 (b)		4,197,000	3,584,623
3.5% 2/15/41 (b)		19,586,000	14,977,660
4% 4/15/29 (b)		1,410,000	1,335,073
4.926% 5/15/37 (b)		2,410,000	2,245,356
Entegris, Inc.:
3.625% 5/1/29 (b)		324,000	286,740
4.375% 4/15/28 (b)		444,000	414,884
5.95% 6/15/30 (b)		643,000	630,496
Intel Corp.:
3.1% 2/15/60		143,000	90,601
3.25% 11/15/49		49,000	33,953
5.15% 2/21/34		170,000	168,261
5.2% 2/10/33		401,000	401,445
5.625% 2/10/43		385,000	391,040
5.7% 2/10/53		78,000	79,068
5.9% 2/10/63		945,000	984,424
KLA Corp.:
3.3% 3/1/50		646,000	466,715
4.65% 7/15/32		130,000	126,744
5% 3/15/49		83,000	79,188
Marvell Technology, Inc.:
2.95% 4/15/31		100,000	85,710
5.75% 2/15/29		460,000	468,651
NVIDIA Corp. 3.5% 4/1/40		100,000	83,529
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.5% 5/11/31		270,000	222,863
3.125% 2/15/42		85,000	60,155
3.25% 5/11/41		146,000	107,224
3.4% 5/1/30		150,000	134,121
5% 1/15/33		43,000	41,552
ON Semiconductor Corp. 3.875% 9/1/28 (b)		571,000	522,197
Qorvo, Inc. 4.375% 10/15/29		290,000	269,781
Qualcomm, Inc.:
4.25% 5/20/32		25,000	23,887
4.5% 5/20/52		65,000	57,553
Synaptics, Inc. 4% 6/15/29 (b)		110,000	98,517
Teledyne FLIR LLC 2.5% 8/1/30		1,215,000	1,025,450
Texas Instruments, Inc.:
2.7% 9/15/51		268,000	172,059
3.875% 3/15/39		47,000	41,399
4.15% 5/15/48		8,000	6,793
5.05% 5/18/63		256,000	244,768
TSMC Arizona Corp. 2.5% 10/25/31		702,000	593,864
			58,828,599
Software - 0.1%
Black Knight InfoServ LLC 3.625% 9/1/28 (b)		299,000	281,060
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (b)		135,000	135,894
Clarivate Science Holdings Corp. 3.875% 7/1/28 (b)		282,000	257,420
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (b)		210,000	215,238
Crowdstrike Holdings, Inc. 3% 2/15/29		125,000	110,306
Elastic NV 4.125% 7/15/29 (b)		120,000	107,788
Fair Isaac Corp. 4% 6/15/28 (b)		500,000	464,457
Gen Digital, Inc. 5% 4/15/25 (b)		370,000	366,300
Intuit, Inc.:
1.35% 7/15/27		200,000	178,475
5.2% 9/15/33		433,000	437,483
Microsoft Corp. 2.5% 9/15/50 (b)		241,000	153,159
NCR Voyix Corp.:
5% 10/1/28 (b)		382,000	355,023
5.125% 4/15/29 (b)		103,000	95,499
Open Text Corp.:
3.875% 2/15/28 (b)		490,000	450,251
3.875% 12/1/29 (b)		370,000	327,029
6.9% 12/1/27 (b)		500,000	516,152
Oracle Corp.:
2.3% 3/25/28		178,000	159,516
2.65% 7/15/26		325,000	306,109
2.8% 4/1/27		1,465,000	1,366,459
2.95% 5/15/25		1,185,000	1,149,492
3.6% 4/1/50		710,000	499,868
3.65% 3/25/41		255,000	196,076
3.8% 11/15/37		230,000	189,407
3.85% 7/15/36		51,000	42,879
3.85% 4/1/60		6,500,000	4,523,653
3.9% 5/15/35		45,000	38,640
3.95% 3/25/51		253,000	188,726
4.125% 5/15/45		2,053,000	1,627,047
4.3% 7/8/34		16,000	14,521
4.375% 5/15/55		822,000	645,296
4.9% 2/6/33		1,179,000	1,140,028
5.55% 2/6/53		2,748,000	2,625,275
RingCentral, Inc. 8.5% 8/15/30 (b)		203,000	209,880
Roper Technologies, Inc. 1.75% 2/15/31		200,000	159,947
ServiceNow, Inc. 1.4% 9/1/30		1,005,000	806,247
SS&C Technologies, Inc. 5.5% 9/30/27 (b)		1,151,000	1,120,844
VMware, Inc. 4.65% 5/15/27		141,000	138,016
Workday, Inc.:
3.5% 4/1/27		405,000	385,913
3.7% 4/1/29		1,400,000	1,309,098
			23,294,471
Technology Hardware, Storage & Peripherals - 0.0%
Apple, Inc.:
2.65% 2/8/51		497,000	320,547
3.25% 2/23/26		2,345,000	2,275,092
3.45% 2/9/45		82,000	65,062
3.75% 11/13/47		29,000	23,588
3.85% 8/4/46		1,570,000	1,308,689
4.85% 5/10/53		565,000	552,297
Hewlett Packard Enterprise Co. 5.25% 7/1/28		210,000	210,264
Seagate HDD Cayman:
3.125% 7/15/29		64,000	52,939
4.091% 6/1/29		96,000	87,599
4.125% 1/15/31		106,000	93,106
8.25% 12/15/29 (b)		1,078,000	1,155,085
8.5% 7/15/31 (b)		12,000	12,975
9.625% 12/1/32		102,965	116,361
			6,273,604
TOTAL INFORMATION TECHNOLOGY			113,681,645
MATERIALS - 0.3%
Chemicals - 0.1%
Avient Corp. 7.125% 8/1/30 (b)		307,000	313,726
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (b)		543,000	524,368
Braskem Idesa SAPI 6.99% 2/20/32 (b)		200,000	144,000
Celanese U.S. Holdings LLC:
6.35% 11/15/28		3,358,000	3,453,551
6.55% 11/15/30		3,406,000	3,541,155
6.7% 11/15/33		1,991,000	2,091,517
CF Industries Holdings, Inc.:
4.95% 6/1/43		624,000	554,854
5.15% 3/15/34		82,000	79,350
E.I. du Pont de Nemours & Co. 4.8% 5/15/33		255,000	249,502
Eastman Chemical Co. 5.75% 3/8/33		74,000	74,492
Ecolab, Inc. 2.125% 2/1/32		35,000	28,763
Element Solutions, Inc. 3.875% 9/1/28 (b)		311,000	281,867
FMC Corp. 4.5% 10/1/49		1,495,000	1,112,044
INEOS Quattro Finance 2 PLC:
3.375% 1/15/26 (b)		275,000	259,602
9.625% 3/15/29 (b)		225,000	236,645
International Flavors & Fragrances, Inc.:
2.3% 11/1/30 (b)		4,885,000	4,008,829
3.468% 12/1/50 (b)		1,475,000	970,705
Linde PLC 3.2% 2/14/31 (Reg. S)	EUR	400,000	429,539
LSB Industries, Inc. 6.25% 10/15/28 (b)		235,000	222,844
LYB International Finance BV:
4.875% 3/15/44		1,000,000	879,400
5.25% 7/15/43		1,410,000	1,293,831
LYB International Finance III LLC 3.375% 10/1/40		668,000	495,555
Methanex Corp.:
5.125% 10/15/27		320,000	307,450
5.25% 12/15/29		155,000	147,378
5.65% 12/1/44		105,000	88,991
NOVA Chemicals Corp.:
4.25% 5/15/29 (b)		27,000	22,333
5% 5/1/25 (b)		1,246,000	1,216,800
5.25% 6/1/27 (b)		279,000	258,413
9% 2/15/30 (b)		120,000	120,384
Nufarm Australia Ltd. 5% 1/27/30 (b)		280,000	256,780
Nutrien Ltd.:
2.95% 5/13/30		81,000	71,718
3.95% 5/13/50		90,000	70,286
4.125% 3/15/35		14,000	12,593
4.9% 3/27/28		1,090,000	1,081,059
4.9% 6/1/43		1,325,000	1,197,645
OCI NV 3.625% 10/15/25 (Reg. S)	EUR	973,800	1,037,169
Olin Corp.:
5% 2/1/30		195,000	182,253
5.125% 9/15/27		700,000	678,860
5.625% 8/1/29		320,000	313,078
Olympus Water U.S. Holding Corp. 9.75% 11/15/28 (b)		200,000	212,509
Rain Carbon, Inc. 12.25% 9/1/29 (b)		300,000	300,039
RPM International, Inc.:
2.95% 1/15/32		40,000	33,783
4.55% 3/1/29		79,000	75,988
Sasol Financing U.S.A. LLC:
4.375% 9/18/26		810,000	755,511
5.875% 3/27/24		1,500,000	1,497,750
Sherwin-Williams Co. 4.5% 6/1/47		210,000	182,002
SPCM SA 3.125% 3/15/27 (b)		115,000	106,651
The Chemours Co. LLC:
4.625% 11/15/29 (b)		1,460,000	1,200,525
5.75% 11/15/28 (b)		398,000	349,065
The Scotts Miracle-Gro Co.:
4% 4/1/31		2,921,000	2,477,651
4.375% 2/1/32		625,000	522,634
4.5% 10/15/29		525,000	465,938
5.25% 12/15/26		59,000	57,230
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (b)		34,000	27,632
Tronox, Inc. 4.625% 3/15/29 (b)		290,000	256,688
Union Carbide Corp. 7.75% 10/1/96		38,000	46,607
W.R. Grace Holding LLC:
4.875% 6/15/27 (b)		410,000	389,492
7.375% 3/1/31 (b)		40,000	40,558
			37,307,582
Construction Materials - 0.0%
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)		65,000	64,855
Global Infrastructure Solutions, Inc. 5.625% 6/1/29 (b)		448,000	405,203
Knife River Holding Co. 7.75% 5/1/31 (b)		217,000	224,732
Martin Marietta Materials, Inc.:
2.4% 7/15/31		1,490,000	1,239,849
2.5% 3/15/30		400,000	346,661
Smyrna Ready Mix LLC 8.875% 11/15/31 (b)		200,000	211,957
Summit Materials LLC/Summit Materials Finance Corp.:
5.25% 1/15/29 (b)		352,000	340,743
7.25% 1/15/31 (b)		85,000	87,975
VM Consolidated, Inc. 5.5% 4/15/29 (b)		180,000	169,642
Vulcan Materials Co. 4.5% 6/15/47		350,000	302,327
			3,393,944
Containers & Packaging - 0.1%
Amcor Finance (U.S.A.), Inc. 5.625% 5/26/33		75,000	76,260
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (b)		280,000	242,662
6% 6/15/27 (b)		85,000	83,462
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (b)		834,000	769,398
5.25% 8/15/27 (b)		950,000	688,799
5.25% 8/15/27 (b)		600,000	435,073
Ball Corp.:
2.875% 8/15/30		55,000	46,564
3.125% 9/15/31		395,000	332,770
6% 6/15/29		2,079,000	2,089,083
Berry Global, Inc.:
1.57% 1/15/26		1,675,000	1,559,705
4.875% 7/15/26 (b)		4,055,000	3,959,416
5.5% 4/15/28 (b)		3,404,000	3,382,199
BWAY Holding Co. 7.875% 8/15/26 (b)		642,000	650,550
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26		54,000	52,831
Graphic Packaging International, Inc.:
3.5% 3/15/28 (b)		49,000	44,808
3.5% 3/1/29 (b)		175,000	156,014
3.75% 2/1/30 (b)		295,000	262,500
4.75% 7/15/27 (b)		64,000	61,904
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (b)		40,000	37,191
Owens-Brockway Glass Container, Inc.:
6.625% 5/13/27 (b)		411,000	410,091
7.25% 5/15/31 (b)		160,000	162,158
Packaging Corp. of America 3.05% 10/1/51		108,000	72,098
Pactiv Evergreen Group Issuer, Inc. 4.375% 10/15/28 (b)		2,350,000	2,177,997
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 4% 10/15/27 (b)		966,000	899,829
Sealed Air Corp.:
1.573% 10/15/26 (b)		2,750,000	2,474,885
4% 12/1/27 (b)		229,000	213,000
5% 4/15/29 (b)		350,000	331,551
6.875% 7/15/33 (b)		210,000	217,330
Sealed Air Corp./Sealed Air Corp. U.S.:
6.125% 2/1/28 (b)		340,000	338,959
7.25% 2/15/31 (b)		215,000	221,962
TriMas Corp. 4.125% 4/15/29 (b)		131,000	119,412
Trivium Packaging Finance BV 5.5% 8/15/26 (b)		315,000	307,171
WRKCo, Inc. 4.65% 3/15/26		88,000	86,859
			22,964,491
Metals & Mining - 0.1%
Alcoa Nederland Holding BV:
4.125% 3/31/29 (b)		110,000	100,723
6.125% 5/15/28 (b)		200,000	200,037
Anglo American Capital PLC:
2.625% 9/10/30 (b)		205,000	172,616
5.5% 5/2/33 (b)		400,000	394,468
5.625% 4/1/30 (b)		428,000	429,460
Arsenal AIC Parent LLC:
8% 10/1/30 (b)		65,000	68,088
11.5% 10/1/31 (b)		650,000	715,000
ATI, Inc.:
4.875% 10/1/29		70,000	64,276
5.875% 12/1/27		348,000	340,212
Barrick North America Finance LLC:
5.7% 5/30/41		2,830,000	2,873,240
5.75% 5/1/43		475,000	486,261
Barrick PD Australia Finance Pty Ltd. 5.95% 10/15/39		1,340,000	1,372,045
BHP Billiton Financial (U.S.A.) Ltd.:
4.9% 2/28/33		103,000	101,628
5.25% 9/8/30		230,000	231,820
5.25% 9/8/33		580,000	582,581
Big River Steel LLC/BRS Finance Corp. 6.625% 1/31/29 (b)		162,000	162,965
Carpenter Technology Corp. 6.375% 7/15/28		209,000	208,091
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (b)		194,000	178,103
4.875% 3/1/31 (b)		110,000	99,030
5.875% 6/1/27		318,000	314,625
6.75% 3/15/26 (b)		86,000	86,647
6.75% 4/15/30 (b)		305,000	302,768
Commercial Metals Co. 3.875% 2/15/31		235,000	205,164
Compass Minerals International, Inc. 6.75% 12/1/27 (b)		120,000	117,059
Corporacion Nacional del Cobre de Chile (Codelco):
5.125% 2/2/33		350,000	328,612
6.3% 9/8/53 (b)		200,000	194,128
6.44% 1/26/36 (b)		200,000	203,688
ERO Copper Corp. 6.5% 2/15/30 (b)		370,000	347,060
First Quantum Minerals Ltd.:
7.5% 4/1/25 (b)		1,075,000	1,063,713
9.375% 3/1/29 (b)		485,000	502,612
FMG Resources Pty Ltd. 4.5% 9/15/27 (b)		152,000	145,496
Freeport-McMoRan, Inc.:
4.125% 3/1/28		960,000	910,848
4.375% 8/1/28		6,105,000	5,807,787
4.625% 8/1/30		1,069,000	1,018,740
5.25% 9/1/29		305,000	303,366
5.4% 11/14/34		632,000	614,807
Glencore Finance Canada Ltd. 6.9% 11/15/37 (b)		2,000	2,169
Glencore Funding LLC:
2.5% 9/1/30 (b)		40,000	33,859
2.625% 9/23/31 (b)		260,000	215,712
2.85% 4/27/31 (b)		269,000	229,218
3.875% 10/27/27 (b)		137,000	130,299
6.375% 10/6/30 (b)		656,000	689,285
Hecla Mining Co. 7.25% 2/15/28		775,000	773,128
HudBay Minerals, Inc. 4.5% 4/1/26 (b)		55,000	53,000
Kaiser Aluminum Corp. 4.625% 3/1/28 (b)		512,000	472,082
Kinross Gold Corp.:
4.5% 7/15/27		8,460,000	8,221,933
6.25% 7/15/33 (b)		5,585,000	5,700,354
Mineral Resources Ltd.:
8% 11/1/27 (b)		530,000	539,810
9.25% 10/1/28 (b)		775,000	812,781
Newmont Corp.:
2.25% 10/1/30		3,983,000	3,330,771
2.6% 7/15/32		2,125,000	1,748,893
2.8% 10/1/29		3,765,000	3,344,471
5.45% 6/9/44		185,000	180,714
Novelis Corp.:
3.25% 11/15/26 (b)		245,000	227,201
3.875% 8/15/31 (b)		137,000	115,937
4.75% 1/30/30 (b)		134,000	122,370
Nucor Corp. 2.979% 12/15/55		80,000	51,623
PMHC II, Inc. 9% 2/15/30 (b)		175,000	161,000
PT Indonesia Asahan Aluminium 6.53% 11/15/28 (b)		1,950,000	2,013,804
Rio Tinto Finance (U.S.A.) Ltd. 5.2% 11/2/40		68,000	66,947
Rio Tinto Finance (U.S.A.) PLC 4.125% 8/21/42		160,000	137,384
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)		30,000	27,331
Southern Copper Corp. 5.875% 4/23/45		455,000	452,725
Steel Dynamics, Inc. 3.45% 4/15/30		9,595,000	8,722,045
Teck Resources Ltd.:
5.4% 2/1/43		56,000	51,825
6% 8/15/40		1,193,000	1,176,913
United States Steel Corp. 6.875% 3/1/29		167,000	168,918
			61,222,266
Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA 4.5% 8/1/24		1,850,000	1,831,722
LABL, Inc. 6.75% 7/15/26 (b)		224,000	217,246
Suzano Austria GmbH 6% 1/15/29		1,263,000	1,263,000
			3,311,968
TOTAL MATERIALS			128,200,251
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Alexandria Real Estate Equities, Inc.:
1.875% 2/1/33		33,000	24,694
2.95% 3/15/34		1,105,000	892,835
4.9% 12/15/30		5,395,000	5,252,763
5.15% 4/15/53		31,000	28,092
American Assets Trust LP 3.375% 2/1/31		3,370,000	2,716,305
American Homes 4 Rent LP:
2.375% 7/15/31		704,000	566,745
3.375% 7/15/51		1,089,000	717,826
3.625% 4/15/32		2,835,000	2,473,647
4.3% 4/15/52		3,020,000	2,343,242
American Tower Corp.:
1.45% 9/15/26		82,000	74,533
1.875% 10/15/30		834,000	670,166
2.7% 4/15/31		1,514,000	1,270,668
2.9% 1/15/30		130,000	113,895
2.95% 1/15/51		25,000	15,867
3.1% 6/15/50		3,000	1,963
3.8% 8/15/29		1,109,000	1,026,291
5.8% 11/15/28		74,000	75,421
AvalonBay Communities, Inc. 3.35% 5/15/27		15,000	14,224
Boston Properties, Inc. 4.5% 12/1/28		5,210,000	4,922,311
Camden Property Trust 3.15% 7/1/29		146,000	132,820
Corporate Office Properties LP:
2% 1/15/29		600,000	496,949
2.25% 3/15/26		1,820,000	1,702,033
2.75% 4/15/31		6,209,000	5,011,572
2.9% 12/1/33		490,000	373,791
Crown Castle, Inc.:
2.25% 1/15/31		95,000	77,627
2.5% 7/15/31		923,000	756,126
2.9% 3/15/27		125,000	116,375
3.3% 7/1/30		312,000	275,443
CubeSmart LP 2.25% 12/15/28		865,000	752,495
Diversified Healthcare Trust:
4.375% 3/1/31		350,000	265,930
4.75% 2/15/28		2,792,000	2,221,702
9.75% 6/15/25		125,000	124,440
Equinix, Inc.:
2.15% 7/15/30		80,000	66,318
2.5% 5/15/31		358,000	298,535
3.2% 11/18/29		575,000	516,400
3.9% 4/15/32		40,000	36,291
ERP Operating LP:
2.85% 11/1/26		87,000	82,101
3.25% 8/1/27		15,000	14,090
GLP Capital LP/GLP Financing II, Inc.:
3.25% 1/15/32		5,741,000	4,762,665
4% 1/15/30		979,000	881,057
4% 1/15/31		794,000	700,593
5.25% 6/1/25		200,000	198,188
5.3% 1/15/29		200,000	194,041
5.375% 4/15/26		5,735,000	5,672,297
5.75% 6/1/28		976,000	968,250
6.75% 12/1/33		73,000	75,750
Goodman U.S. Finance Three, LLC 3.7% 3/15/28 (b)		57,000	52,704
Healthcare Realty Holdings LP:
2.05% 3/15/31		265,000	201,335
3.1% 2/15/30		1,715,000	1,476,122
3.5% 8/1/26		2,311,000	2,198,113
3.625% 1/15/28		1,692,000	1,547,109
3.875% 5/1/25		2,215,000	2,155,050
Healthpeak OP, LLC:
2.125% 12/1/28		30,000	26,088
3% 1/15/30		1,679,000	1,471,210
Hudson Pacific Properties LP:
3.25% 1/15/30		2,705,000	2,030,775
4.65% 4/1/29		10,703,000	8,913,964
Invitation Homes Operating Partnership LP:
2% 8/15/31		3,991,000	3,117,352
4.15% 4/15/32		4,335,000	3,910,540
5.5% 8/15/33		564,000	557,085
Iron Mountain, Inc.:
4.5% 2/15/31 (b)		39,000	34,512
4.875% 9/15/27 (b)		506,000	485,301
4.875% 9/15/29 (b)		1,243,000	1,155,932
5.25% 3/15/28 (b)		223,000	214,926
5.25% 7/15/30 (b)		75,000	70,184
Kilroy Realty LP 2.65% 11/15/33		755,000	549,766
Kimco Realty OP, LLC:
1.9% 3/1/28		3,540,000	3,100,881
3.2% 4/1/32		1,340,000	1,138,690
4.6% 2/1/33		3,535,000	3,313,763
Kite Realty Group Trust:
4% 3/15/25		6,865,000	6,717,120
4.75% 9/15/30		10,799,000	10,188,531
LXP Industrial Trust (REIT):
2.7% 9/15/30		894,000	737,102
4.4% 6/15/24		1,319,000	1,309,530
6.75% 11/15/28		455,000	469,741
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		1,190,000	796,941
4.625% 8/1/29		41,000	30,540
5% 10/15/27		2,450,000	2,004,254
5.25% 8/1/26		495,000	440,758
NNN (REIT), Inc.:
3% 4/15/52		471,000	300,807
3.6% 12/15/26		47,000	44,735
4.3% 10/15/28		23,000	22,086
5.6% 10/15/33		50,000	49,863
Omega Healthcare Investors, Inc.:
3.25% 4/15/33		5,977,000	4,757,562
3.375% 2/1/31		3,399,000	2,861,704
3.625% 10/1/29		7,647,000	6,715,963
4.5% 1/15/25		2,793,000	2,763,841
4.5% 4/1/27		1,500,000	1,442,460
4.75% 1/15/28		7,569,000	7,261,177
5.25% 1/15/26		5,841,000	5,788,824
Physicians Realty LP:
2.625% 11/1/31		1,940,000	1,579,405
3.95% 1/15/28		136,000	129,371
Piedmont Operating Partnership LP 2.75% 4/1/32		1,374,000	972,261
Prologis LP:
1.75% 7/1/30		143,000	117,245
2.125% 10/15/50		43,000	23,605
3% 4/15/50		268,000	181,210
4.75% 6/15/33		165,000	159,995
5.125% 1/15/34		131,000	129,666
Public Storage:
2.25% 11/9/31		40,000	32,978
5.1% 8/1/33		171,000	170,836
Realty Income Corp.:
1.8% 3/15/33		32,000	24,090
2.2% 6/15/28		791,000	702,093
2.7% 2/15/32		7,287,000	5,991,160
2.85% 12/15/32		1,553,000	1,279,678
3.1% 12/15/29		6,510,000	5,853,886
3.25% 1/15/31		1,281,000	1,134,727
3.4% 1/15/28		5,340,000	5,007,282
3.4% 1/15/30		1,460,000	1,323,476
4.125% 10/15/26		20,000	19,471
4.85% 3/15/30		77,000	75,462
Regency Centers LP 3.7% 6/15/30		177,000	161,356
Retail Opportunity Investments Partnership LP 4% 12/15/24		877,000	862,734
RHP Hotel Properties LP/RHP Finance Corp.:
4.75% 10/15/27		213,000	203,415
7.25% 7/15/28 (b)		334,000	342,075
Safehold Operating Partnership LP:
2.8% 6/15/31		146,000	118,631
2.85% 1/15/32		41,000	32,971
SBA Communications Corp.:
3.125% 2/1/29		956,000	846,055
3.875% 2/15/27		400,000	377,435
Scentre Management Ltd./ RE1 Ltd.:
3.25% 10/28/25 (b)		29,000	27,967
3.5% 2/12/25 (b)		41,000	40,186
Service Properties Trust 5.5% 12/15/27		100,000	94,139
Simon Property Group LP:
2.45% 9/13/29		1,975,000	1,722,399
3.25% 9/13/49		168,000	116,431
SITE Centers Corp.:
3.625% 2/1/25		2,396,000	2,357,184
4.25% 2/1/26		5,582,000	5,447,648
Store Capital LLC:
2.75% 11/18/30		1,957,000	1,543,460
4.625% 3/15/29		2,475,000	2,309,340
Sun Communities Operating LP:
2.3% 11/1/28		1,550,000	1,345,209
2.7% 7/15/31		11,527,000	9,401,245
5.5% 1/15/29		1,510,000	1,494,847
UDR, Inc.:
1.9% 3/15/33		14,000	10,444
2.1% 8/1/32		47,000	36,338
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.75% 4/15/28 (b)		585,000	508,375
Ventas Realty LP:
3% 1/15/30		10,008,000	8,736,261
3.25% 10/15/26		6,000	5,664
3.5% 2/1/25		13,000	12,738
3.85% 4/1/27		518,000	493,542
4% 3/1/28		2,712,000	2,580,779
4.125% 1/15/26		1,630,000	1,586,191
4.75% 11/15/30		13,000,000	12,422,182
VICI Properties LP:
4.375% 5/15/25		749,000	735,606
4.75% 2/15/28		7,417,000	7,182,682
4.95% 2/15/30		6,900,000	6,568,916
5.125% 5/15/32		2,391,000	2,243,626
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25 (b)		125,000	121,846
3.75% 2/15/27 (b)		52,000	48,916
3.875% 2/15/29 (b)		482,000	439,705
4.125% 8/15/30 (b)		321,000	287,929
4.25% 12/1/26 (b)		3,077,000	2,943,540
4.5% 9/1/26 (b)		400,000	385,912
4.5% 1/15/28 (b)		659,000	626,136
4.625% 6/15/25 (b)		85,000	83,558
4.625% 12/1/29 (b)		2,168,000	2,018,625
5.625% 5/1/24 (b)		1,344,000	1,342,497
5.75% 2/1/27 (b)		21,000	20,903
Vornado Realty LP:
2.15% 6/1/26		1,762,000	1,581,188
3.4% 6/1/31		6,373,000	4,946,590
Welltower OP LLC:
2.7% 2/15/27		2,590,000	2,420,514
2.75% 1/15/31		8,865,000	7,561,913
Weyerhaeuser Co. 4% 11/15/29		1,485,000	1,394,118
WP Carey, Inc.:
2.25% 4/1/33		3,969,000	3,007,781
2.4% 2/1/31		2,070,000	1,703,691
3.85% 7/15/29		1,725,000	1,594,717
4.25% 10/1/26		63,000	61,303
			271,867,658
Real Estate Management & Development - 0.1%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	733,500	350,403
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (e)	EUR	300,000	128,075
5% 4/27/27 (Reg. S) (e)	EUR	3,100,000	1,315,063
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	2,355,000	2,176,503
2.625% 10/20/28 (Reg. S)	GBP	350,000	376,331
Brandywine Operating Partnership LP:
3.95% 11/15/27		5,608,000	4,928,560
4.1% 10/1/24		4,892,000	4,836,681
4.55% 10/1/29		1,707,000	1,424,056
7.8% 3/15/28		6,570,000	6,508,080
CBRE Group, Inc. 4.875% 3/1/26		12,670,000	12,528,737
Essex Portfolio LP:
1.7% 3/1/28		515,000	447,556
2.65% 3/15/32		115,000	93,586
Extra Space Storage LP:
2.2% 10/15/30		2,096,000	1,713,558
3.9% 4/1/29		610,000	569,607
5.5% 7/1/30		179,000	179,833
Global Towers Partners Acquisition Partners I LLC 3.482% 6/15/50 (b)		105,000	102,277
Greystar Real Estate Partners 7.75% 9/1/30 (b)		50,000	51,872
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	775,000	716,165
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	800,000	445,290
Host Hotels & Resorts LP 2.9% 12/15/31		840,000	693,390
Howard Hughes Corp.:
4.125% 2/1/29 (b)		300,000	266,307
4.375% 2/1/31 (b)		385,000	327,979
5.375% 8/1/28 (b)		850,000	801,644
Kennedy-Wilson, Inc.:
4.75% 3/1/29		90,000	72,900
4.75% 2/1/30		225,000	178,031
5% 3/1/31		38,000	29,545
Mattamy Group Corp. 4.625% 3/1/30 (b)		1,500,000	1,346,082
Mid-America Apartments LP 4.2% 6/15/28		82,000	79,349
Samhallsbyggnadsbolaget I Norden AB:
2.25% 8/12/27 (Reg. S)	EUR	400,000	290,195
3% 1/14/25 (Reg. S)	EUR	200,000	200,996
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	400,000	396,657
Tanger Properties LP:
2.75% 9/1/31		4,140,000	3,340,278
3.125% 9/1/26		3,497,000	3,263,922
3.875% 7/15/27		13,369,000	12,270,158
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (b)		1,400,000	1,321,394
5.75% 1/15/28 (b)		280,000	274,349
5.875% 6/15/27 (b)		1,500,000	1,491,618
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	780,000	769,116
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (b)		328,000	304,414
			66,610,557
TOTAL REAL ESTATE			338,478,215
UTILITIES - 0.6%
Electric Utilities - 0.4%
AEP Texas, Inc.:
2.1% 7/1/30		3,375,000	2,793,731
3.45% 5/15/51		818,000	564,049
3.8% 10/1/47		1,037,000	771,609
4.7% 5/15/32		135,000	129,042
5.4% 6/1/33		742,000	741,915
6.65% 2/15/33		21,000	22,355
AEP Transmission Co. LLC:
2.75% 8/15/51		583,000	363,261
3.15% 9/15/49		122,000	83,299
3.65% 4/1/50		58,000	43,583
3.75% 12/1/47		850,000	652,808
3.8% 6/15/49		368,000	283,206
4% 12/1/46		375,000	302,698
Alabama Power Co.:
3.05% 3/15/32		95,000	82,254
3.75% 3/1/45		1,147,000	900,209
3.85% 12/1/42		700,000	563,680
4.1% 1/15/42		225,000	182,433
4.3% 1/2/46		182,000	153,270
4.3% 7/15/48		10,000	8,383
5.5% 3/15/41		36,000	35,357
5.85% 11/15/33		125,000	130,786
6.125% 5/15/38		861,000	901,015
Alliant Energy Finance LLC 1.4% 3/15/26 (b)		2,300,000	2,095,173
Arizona Public Service Co.:
2.2% 12/15/31		2,440,000	1,960,806
2.6% 8/15/29		340,000	299,736
3.5% 12/1/49		1,100,000	758,198
3.75% 5/15/46		825,000	608,072
4.25% 3/1/49		29,000	23,213
4.7% 1/15/44		4,000	3,325
5.55% 8/1/33		1,000,000	1,003,289
6.35% 12/15/32		3,735,000	3,949,347
Atlantic City Electric Co. 2.3% 3/15/31		425,000	350,776
Baltimore Gas & Electric Co.:
2.9% 6/15/50		49,000	31,771
3.2% 9/15/49		315,000	215,903
3.75% 8/15/47		498,000	375,301
4.25% 9/15/48		368,000	304,575
5.4% 6/1/53		223,000	218,733
CenterPoint Energy Houston Electric LLC:
2.9% 7/1/50		174,000	114,469
3.35% 4/1/51		109,000	78,366
3.95% 3/1/48		1,205,000	974,663
Cincinnati Gas & Electric Co.:
4.3% 2/1/49		135,000	109,855
5.25% 4/1/33		1,287,000	1,288,011
5.65% 4/1/53		257,000	259,350
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)		225,000	189,735
4.75% 3/15/28 (b)		60,000	56,091
Cleco Corporate Holdings LLC 3.375% 9/15/29		4,448,000	3,837,873
Comision Federal de Electricidad:
3.348% 2/9/31 (b)		549,000	457,386
4.688% 5/15/29 (b)		2,277,000	2,143,226
Commonwealth Edison Co.:
3.7% 8/15/28		250,000	238,181
3.7% 3/1/45		1,190,000	927,837
4% 3/1/48		8,000	6,446
4.35% 11/15/45		415,000	353,018
4.9% 2/1/33		945,000	929,749
5.3% 2/1/53		95,000	91,953
Connecticut Light & Power Co. 4% 4/1/48		69,000	56,189
CTE Co. 3.75% 1/17/36 (Reg. S)	EUR	200,000	214,331
Dominion Energy South Carolina:
5.1% 6/1/65		275,000	254,464
5.45% 2/1/41		285,000	278,960
6.25% 10/15/53		110,000	121,603
DPL, Inc. 4.35% 4/15/29		2,480,000	2,247,252
DTE Electric Co.:
2.25% 3/1/30		625,000	536,590
3.25% 4/1/51		285,000	198,345
3.75% 8/15/47		1,050,000	804,696
3.95% 6/15/42		11,000	8,769
4% 4/1/43		142,000	117,601
5.4% 4/1/53		71,000	70,345
Duke Energy Carolinas LLC:
2.95% 12/1/26		370,000	352,664
3.2% 8/15/49		15,000	10,361
3.45% 4/15/51		304,000	216,161
3.55% 3/15/52		238,000	171,311
3.7% 12/1/47		29,000	21,604
3.875% 3/15/46		98,000	76,359
3.95% 3/15/48		197,000	155,860
4% 9/30/42		2,000,000	1,636,836
4.25% 12/15/41		2,545,000	2,155,875
5.35% 1/15/53		1,297,000	1,269,468
6.1% 6/1/37		775,000	809,389
Duke Energy Corp. 3.85% 6/15/34	EUR	900,000	941,797
Duke Energy Florida LLC:
1.75% 6/15/30		29,000	23,930
2.4% 12/15/31		1,010,000	834,450
2.5% 12/1/29		260,000	228,541
3% 12/15/51		977,000	630,888
4.2% 7/15/48		104,000	84,976
5.875% 11/15/33		140,000	146,558
5.9% 3/1/33		12,000	12,374
6.2% 11/15/53		120,000	129,953
6.35% 9/15/37		675,000	722,768
Duke Energy Industries, Inc.:
2.75% 4/1/50		298,000	185,508
3.25% 10/1/49		125,000	86,312
3.75% 5/15/46		450,000	343,808
5.4% 4/1/53		436,000	420,506
Duke Energy Progress LLC:
2.5% 8/15/50		303,000	180,838
3.45% 3/15/29		236,000	220,731
3.7% 10/15/46		5,000	3,786
4.1% 5/15/42		8,000	6,623
5.35% 3/15/53		540,000	523,121
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)		70,000	57,795
2.775% 1/7/32 (b)		4,273,000	3,464,507
Edison International:
5.25% 11/15/28		504,000	501,127
5.75% 6/15/27		174,000	175,622
6.95% 11/15/29		719,000	766,339
EDP Servicios Financieros Espana SA 3.5% 7/16/30 (Reg. S)	EUR	500,000	537,050
Electricite de France SA:
4.25% 1/25/32 (Reg. S)	EUR	100,000	111,343
4.75% 10/12/34 (Reg. S)	EUR	500,000	574,040
5.5% 1/25/35 (Reg. S)	GBP	800,000	984,024
6.9% 5/23/53 (b)		390,000	424,944
Elia Transmission Belgium SA 3.75% 1/16/36 (Reg. S)	EUR	300,000	322,418
EnBW International Finance BV 3.85% 5/23/30 (Reg. S)	EUR	51,000	55,859
ENEL Finance International NV 2.25% 7/12/31 (b)		6,263,000	5,004,846
Enel SpA 3.375% (Reg. S) (e)(i)	EUR	335,000	348,726
Entergy Louisiana LLC:
1.6% 12/15/30		218,000	172,737
2.4% 10/1/26		1,070,000	999,389
2.9% 3/15/51		118,000	74,101
3.12% 9/1/27		21,000	19,772
4.2% 4/1/50		40,000	32,347
Entergy Mississippi LLC:
3.5% 6/1/51		96,000	67,876
3.85% 6/1/49		14,000	10,649
5% 9/1/33		323,000	316,787
Entergy Texas Restoration Funding II LLC 3.697% 12/15/36		85,000	76,292
Entergy, Inc.:
1.75% 3/15/31		3,109,000	2,490,977
2.65% 6/15/51		257,000	154,419
3.55% 9/30/49		22,000	15,889
Eskom Holdings SOC Ltd.:
8.45% 8/10/28 (b)		671,000	666,639
8.45% 8/10/28 (Reg. S)		3,249,000	3,227,882
Evergy Kansas Central 4.125% 3/1/42		655,000	542,231
Evergy Kansas Metro 4.2% 6/15/47		21,000	16,895
Evergy Missouri West Storm Funding I LLC 5.104% 12/1/40		210,000	210,823
Eversource Energy:
3.375% 3/1/32		170,000	146,055
4.6% 7/1/27		15,000	14,655
5.45% 3/1/28		461,000	463,393
5.95% 2/1/29		2,000,000	2,048,148
Exelon Corp. 4.95% 6/15/35		3,000	2,812
Fells Point Funding Trust 3.046% 1/31/27 (b)		496,073	464,174
FirstEnergy Corp.:
2.25% 9/1/30		385,000	316,858
3.4% 3/1/50		207,000	138,303
FirstEnergy Transmission LLC:
4.55% 4/1/49 (b)		722,000	597,281
5.45% 7/15/44 (b)		23,000	21,656
Florida Power & Light Co.:
2.875% 12/4/51		174,000	113,106
3.15% 10/1/49		109,000	75,146
3.7% 12/1/47		263,000	204,686
3.8% 12/15/42		1,280,000	1,046,446
3.95% 3/1/48		19,000	15,405
3.99% 3/1/49		93,000	75,155
5.25% 2/1/41		500,000	493,420
5.3% 4/1/53		35,000	34,596
5.4% 9/1/35		17,000	17,265
Fortis, Inc. 3.055% 10/4/26		301,000	284,330
Georgia Power Co.:
4.3% 3/15/42		525,000	449,123
4.7% 5/15/32		80,000	77,317
4.95% 5/17/33		259,000	253,581
Hydro-Quebec 8.05% 7/7/24		1,455,000	1,468,139
Indiana Michigan Power Co.:
4.55% 3/15/46		30,000	25,667
5.625% 4/1/53		155,000	155,119
Interstate Power and Light Co. 4.1% 9/26/28		23,000	22,031
ITC Holdings Corp.:
2.95% 5/14/30 (b)		262,000	228,670
4.95% 9/22/27 (b)		456,000	453,020
5.4% 6/1/33 (b)		637,000	629,173
Jersey Central Power & Light Co.:
2.75% 3/1/32 (b)		2,060,000	1,702,909
6.15% 6/1/37		23,000	23,746
Kentucky Utilities Co. 5.125% 11/1/40		35,000	33,204
Louisville Gas & Electric Co. 5.125% 11/15/40		345,000	317,326
Massachusetts Electric Co. 5.9% 11/15/39 (b)		28,000	27,847
Metropolitan Edison Co. 4.3% 1/15/29 (b)		2,755,000	2,647,522
Mid-Atlantic Interstate Transmission LLC 4.1% 5/15/28 (b)		584,000	559,297
MidAmerican Energy Co.:
2.7% 8/1/52		162,000	99,644
3.65% 4/15/29		20,000	18,870
3.65% 8/1/48		58,000	44,284
5.3% 2/1/55		213,000	207,072
5.85% 9/15/54		164,000	172,679
Mississippi Power Co. 3.95% 3/30/28		16,000	15,323
Mong Duong Finance Holdings BV 5.125% 5/7/29 (Reg. S)		230,573	218,972
Monongahela Power Co. 5.85% 2/15/34 (b)		50,000	50,929
Nevada Power Co.:
5.375% 9/15/40		18,000	17,391
6% 3/15/54		110,000	115,522
6.65% 4/1/36		1,550,000	1,662,691
NextEra Energy Capital Holdings, Inc.:
2.25% 6/1/30		970,000	815,714
2.75% 11/1/29		1,660,000	1,462,516
3.55% 5/1/27		15,000	14,275
5% 7/15/32		30,000	29,219
5.25% 2/28/53		81,000	75,496
5.749% 9/1/25		1,565,000	1,573,359
6.051% 3/1/25		1,510,000	1,515,430
NextEra Energy Partners LP:
4.25% 9/15/24 (b)		29,000	27,985
4.5% 9/15/27 (b)		31,000	28,921
7.25% 1/15/29 (b)		215,000	218,546
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (e)	EUR	1,050,000	1,035,542
Niagara Mohawk Power Corp. 4.278% 12/15/28 (b)		19,000	18,052
Northern States Power Co.:
2.6% 6/1/51		68,000	41,994
2.9% 3/1/50		406,000	265,030
3.2% 4/1/52		123,000	84,586
4.5% 6/1/52		78,000	68,082
5.1% 5/15/53		467,000	446,501
6.2% 7/1/37		5,000	5,365
6.25% 6/1/36		370,000	400,847
NRG Energy, Inc.:
2% 12/2/25 (b)		3,120,000	2,923,208
2.45% 12/2/27 (b)		106,000	94,674
3.375% 2/15/29 (b)		173,000	151,000
3.625% 2/15/31 (b)		913,000	767,680
3.875% 2/15/32 (b)		754,000	629,860
5.25% 6/15/29 (b)		447,000	423,613
5.75% 1/15/28		630,000	620,552
6.625% 1/15/27		141,000	140,978
Ohio Power Co.:
1.625% 1/15/31		408,000	325,480
2.6% 4/1/30		231,000	200,025
2.9% 10/1/51		966,000	619,235
4% 6/1/49		17,000	13,184
5% 6/1/33		366,000	359,324
Oklahoma Gas & Electric Co. 5.4% 1/15/33		45,000	45,797
Oncor Electric Delivery Co. LLC:
3.1% 9/15/49		54,000	37,068
4.95% 9/15/52		190,000	176,823
5.35% 10/1/52		16,000	15,882
Pacific Gas & Electric Co.:
2.95% 3/1/26		80,000	75,920
3.45% 7/1/25		97,686	94,877
3.95% 12/1/47		1,700,000	1,237,176
4% 12/1/46		1,045,000	761,978
4.2% 6/1/41		63,000	49,523
4.25% 3/15/46		540,000	411,460
4.5% 7/1/40		2,295,000	1,922,973
4.55% 7/1/30		3,952,000	3,709,088
4.6% 6/15/43		57,000	46,866
4.65% 8/1/28		2,319,000	2,217,309
4.95% 7/1/50		2,965,000	2,516,779
5.8% 5/15/34		610,000	609,359
6.1% 1/15/29		383,000	392,063
6.4% 6/15/33		812,000	844,245
6.75% 1/15/53		820,000	877,505
PacifiCorp:
2.9% 6/15/52		1,000,000	609,242
4.125% 1/15/49		836,000	652,829
4.15% 2/15/50		448,000	348,637
5.25% 6/15/35		1,320,000	1,285,608
5.35% 12/1/53		1,240,000	1,145,349
5.75% 4/1/37		900,000	894,427
Pattern Energy Operations LP 4.5% 8/15/28 (b)		90,000	82,553
PECO Energy Co.:
2.8% 6/15/50		401,000	259,408
2.85% 9/15/51		300,000	192,599
3.9% 3/1/48		117,000	94,006
4.375% 8/15/52		427,000	365,125
4.6% 5/15/52		110,000	97,574
4.9% 6/15/33		2,130,000	2,111,906
Pennsylvania Electric Co. 4.15% 4/15/25 (b)		330,000	322,909
Pepco Holdings LLC 7.45% 8/15/32		29,000	32,223
PG&E Corp.:
5% 7/1/28		1,547,000	1,475,497
5.25% 7/1/30		979,000	920,317
PG&E Recovery Funding LLC 5.536% 7/15/49		119,000	120,691
PG&E Wildfire Recovery:
4.263% 6/1/38		31,000	28,854
5.099% 6/1/54		85,000	83,529
5.212% 12/1/49		23,000	22,669
Potomac Electric Power Co. 6.5% 11/15/37		10,000	11,014
PPL Electric Utilities Corp.:
4.125% 6/15/44		925,000	774,719
4.15% 10/1/45		790,000	651,756
4.85% 2/15/34		460,000	447,933
5.25% 5/15/53		76,000	73,840
6.25% 5/15/39		350,000	378,525
PT Perusahaan Listrik Negara 1.875% 11/5/31 (b)	EUR	1,500,000	1,310,611
Public Service Co. of Colorado:
2.7% 1/15/51		198,000	119,738
4.05% 9/15/49		77,000	60,053
5.25% 4/1/53		2,880,000	2,723,390
Public Service Co. of New Hampshire 5.15% 1/15/53		381,000	364,385
Public Service Co. of Oklahoma:
3.15% 8/15/51		70,000	46,875
5.25% 1/15/33		113,000	112,067
6.625% 11/15/37		32,000	34,638
Public Service Electric & Gas Co.:
2.05% 8/1/50		88,000	48,992
3.15% 1/1/50		324,000	225,625
3.6% 12/1/47		410,000	313,001
3.65% 9/1/28		960,000	914,608
3.65% 9/1/42		625,000	493,353
3.95% 5/1/42		505,000	422,416
4.65% 3/15/33		2,890,000	2,797,202
5.375% 11/1/39		12,000	11,608
5.45% 3/1/54		227,000	227,146
5.8% 5/1/37		24,000	24,759
Puget Sound Energy, Inc.:
2.893% 9/15/51		38,000	24,094
5.448% 6/1/53		15,000	14,836
5.764% 7/15/40		26,000	25,905
SCE Recovery Funding LLC:
4.697% 6/15/42		29,877	29,016
5.112% 12/14/49		9,000	8,745
SIGECO Securitization I LLC:
5.026% 11/15/38		22,000	21,781
5.172% 5/15/43		8,000	7,645
Southern California Edison Co.:
2.25% 6/1/30		730,000	616,320
2.5% 6/1/31		190,000	159,525
2.85% 8/1/29		199,000	178,041
2.95% 2/1/51		257,000	165,128
3.6% 2/1/45		2,937,000	2,173,022
3.65% 3/1/28		29,000	27,474
3.7% 8/1/25		58,000	56,655
3.9% 12/1/41		595,000	472,165
4.125% 3/1/48		139,000	111,168
4.2% 3/1/29		353,000	339,958
4.9% 6/1/26		2,295,000	2,279,051
5.3% 3/1/28		4,374,000	4,415,604
5.55% 1/15/37		443,000	439,693
5.625% 2/1/36 (AMBAC Insured)		384,000	382,868
5.65% 10/1/28		1,055,000	1,080,334
5.875% 12/1/53		1,079,000	1,094,377
5.95% 11/1/32		535,000	557,849
5.95% 2/1/38		8,000	8,204
Southern Co.:
1.875% 9/15/81 (e)	EUR	1,300,000	1,215,641
5.5% 3/15/29		320,000	324,551
5.7% 3/15/34		160,000	162,990
Southwestern Electric Power Co.:
1.65% 3/15/26		91,000	84,664
3.25% 11/1/51		100,000	65,654
3.9% 4/1/45		36,000	27,511
4.1% 9/15/28		11,000	10,543
5.3% 4/1/33		926,000	913,558
Southwestern Public Service Co.:
4.5% 8/15/41		35,000	28,965
5.15% 6/1/52		3,000,000	2,559,744
Systems Energy Resource, Inc. 6% 4/15/28		230,000	232,679
Tampa Electric Co. 4.45% 6/15/49		800,000	678,998
Terna - Rete Elettrica Nazionale 3.5% 1/17/31 (Reg. S)	EUR	300,000	320,861
Tucson Electric Power Co.:
3.25% 5/15/32		1,200,000	1,038,895
4.85% 12/1/48		127,000	112,309
5.5% 4/15/53		133,000	129,932
Union Electric Co.:
3.9% 4/1/52		38,000	29,580
4% 4/1/48		59,000	46,461
5.25% 1/15/54		275,000	260,374
5.45% 3/15/53		351,000	344,386
Virginia Electric & Power Co.:
2.45% 12/15/50		136,000	78,887
4% 1/15/43		258,000	210,704
4.2% 5/15/45		93,000	76,631
5.7% 8/15/53		250,000	253,004
6% 1/15/36		470,000	491,331
6% 5/15/37		1,005,000	1,043,422
6.35% 11/30/37		6,000	6,415
8.875% 11/15/38		19,000	25,264
Vistra Operations Co. LLC:
3.7% 1/30/27 (b)		2,900,000	2,742,988
4.3% 7/15/29 (b)		146,000	136,077
4.375% 5/1/29 (b)		1,091,000	995,164
5% 7/31/27 (b)		383,000	367,111
5.5% 9/1/26 (b)		888,000	874,392
5.625% 2/15/27 (b)		6,294,000	6,133,184
7.75% 10/15/31 (b)		170,000	175,847
Wisconsin Power & Light Co. 4.1% 10/15/44		240,000	187,621
Wisconsin Public Service Corp. 4.752% 11/1/44		30,000	26,726
Xcel Energy, Inc.:
1.75% 3/15/27		880,000	791,234
3.4% 6/1/30		65,000	57,984
4% 6/15/28		1,700,000	1,622,539
			186,917,623
Gas Utilities - 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.75% 5/20/27		478,000	451,899
5.875% 8/20/26		4,323,000	4,189,568
APT Pipelines Ltd. 4.25% 7/15/27 (b)		17,000	16,590
Atmos Energy Corp.:
2.85% 2/15/52		27,000	17,275
3.375% 9/15/49		255,000	183,649
4.15% 1/15/43		17,000	14,553
5.5% 6/15/41		57,000	57,293
5.75% 10/15/52		77,000	80,944
Boston Gas Co.:
3.001% 8/1/29 (b)		15,000	13,155
3.757% 3/16/32 (b)		320,000	279,773
Brooklyn Union Gas Co.:
3.865% 3/4/29 (b)		30,000	27,609
4.273% 3/15/48 (b)		29,000	21,996
Cameron LNG LLC:
3.302% 1/15/35 (b)		1,107,000	915,509
3.402% 1/15/38 (b)		134,000	109,920
3.701% 1/15/39 (b)		28,000	22,970
CenterPoint Energy Resources Corp. 5.25% 3/1/28		3,286,000	3,308,126
Ferrellgas LP/Ferrellgas Finance Corp. 5.875% 4/1/29 (b)		200,000	189,851
Keyspan Gas East Corp. 5.994% 3/6/33 (b)		2,860,000	2,850,062
Nakilat, Inc. 6.067% 12/31/33 (b)		554,572	571,209
National Grid North America 4.668% 9/12/33 (Reg. S)	EUR	300,000	340,063
ONE Gas, Inc.:
4.5% 11/1/48		11,000	9,457
5.1% 4/1/29		100,000	100,329
Piedmont Natural Gas Co., Inc.:
3.5% 6/1/29		222,000	204,441
5.05% 5/15/52		45,000	40,481
Southern California Gas Co.:
2.55% 2/1/30		35,000	30,389
2.6% 6/15/26		32,000	30,317
Southern Co. Gas Capital Corp.:
3.15% 9/30/51		527,000	341,358
4.4% 6/1/43		870,000	720,521
4.4% 5/30/47		45,000	36,513
Southern Natural Gas Co. LLC 8% 3/1/32		10,000	11,359
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)		216,000	195,480
Texas Eastern Transmission LP 3.5% 1/15/28 (b)		82,000	76,863
The East Ohio Gas Co. 2% 6/15/30 (b)		1,960,000	1,606,842
			17,066,364
Independent Power and Renewable Electricity Producers - 0.1%
Calpine Corp.:
3.75% 3/1/31 (b)		1,525,000	1,307,236
4.5% 2/15/28 (b)		317,000	298,597
5% 2/1/31 (b)		3,365,000	3,007,442
5.125% 3/15/28 (b)		2,815,000	2,676,057
5.25% 6/1/26 (b)		95,000	93,593
Constellation Energy Generation, LLC:
3.25% 6/1/25		32,000	31,081
5.6% 6/15/42		269,000	262,051
5.75% 10/1/41		80,000	78,281
5.8% 3/1/33		914,000	934,191
6.25% 10/1/39		45,000	46,390
6.5% 10/1/53		500,000	548,750
Emera U.S. Finance LP:
2.639% 6/15/31		995,000	806,819
4.75% 6/15/46		25,000	20,465
Greenko Dutch BV 3.85% 3/29/26 (b)		185,000	174,363
Sunnova Energy Corp. 11.75% 10/1/28 (b)		105,000	88,342
TerraForm Power Operating LLC 5% 1/31/28 (b)		687,000	649,159
The AES Corp.:
3.3% 7/15/25 (b)		10,697,000	10,314,173
3.95% 7/15/30 (b)		9,327,000	8,473,931
TransAlta Corp. 6.5% 3/15/40		165,000	162,658
			29,973,579
Multi-Utilities - 0.1%
Ameren Corp.:
1.95% 3/15/27		10,000	9,138
3.5% 1/15/31		119,000	107,144
Ameren Illinois Co.:
3.25% 3/15/50		115,000	80,597
3.7% 12/1/47		113,000	87,304
3.8% 5/15/28		83,000	80,058
4.15% 3/15/46		1,135,000	939,701
4.95% 6/1/33		744,000	732,384
Berkshire Hathaway Energy Co.:
2.85% 5/15/51		80,000	51,377
5.15% 11/15/43		90,000	86,410
6.125% 4/1/36		1,429,000	1,508,864
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47		37,000	28,750
4.125% 5/15/49		20,000	16,065
4.2% 3/15/42		246,000	205,616
4.5% 5/15/58		23,000	19,348
4.65% 12/1/48		139,000	121,498
5.7% 12/1/36		11,000	11,021
6.2% 6/15/36		1,325,000	1,408,378
Consumers Energy Co.:
2.65% 8/15/52		169,000	104,748
3.75% 2/15/50		197,000	154,046
4.35% 4/15/49		14,000	12,114
4.35% 8/31/64		14,000	10,648
4.625% 5/15/33		658,000	635,712
Dominion Energy, Inc.:
4.9% 8/1/41		1,000	896
5.25% 8/1/33		22,000	21,628
7% 6/15/38		161,000	175,223
DTE Energy Co. 4.875% 6/1/28		280,000	276,015
E.ON SE 3.375% 1/15/31 (Reg. S)	EUR	400,000	427,520
Engie SA:
3.875% 3/6/36 (Reg. S)	EUR	500,000	539,303
4.25% 9/6/34 (Reg. S)	EUR	400,000	442,894
NiSource, Inc.:
2.95% 9/1/29		11,346,000	10,196,084
4.8% 2/15/44		550,000	488,346
5.25% 3/30/28		205,000	205,903
5.4% 6/30/33		249,000	248,999
5.95% 6/15/41		640,000	647,217
Puget Energy, Inc.:
2.379% 6/15/28		815,000	724,047
3.65% 5/15/25		1,014,000	987,816
4.1% 6/15/30		5,379,000	4,869,721
4.224% 3/15/32		5,488,000	4,909,708
San Diego Gas & Electric Co.:
1.7% 10/1/30		3,975,000	3,236,016
2.95% 8/15/51		80,000	53,249
3% 3/15/32		311,000	268,994
3.32% 4/15/50		1,324,000	919,855
3.75% 6/1/47		1,210,000	935,030
4.1% 6/15/49		96,000	77,584
4.5% 8/15/40		7,000	6,222
4.95% 8/15/28		320,000	319,925
5.35% 4/1/53		646,000	626,662
6% 6/1/39		14,000	14,621
Sempra:
3.3% 4/1/25		1,255,000	1,225,253
4% 2/1/48		965,000	750,394
4.125% 4/1/52 (e)		3,845,000	3,527,672
WEC Energy Group, Inc.:
CME Term SOFR 3 Month Index + 2.110% 7.6811% 5/15/67 (e)(h)		1,012,000	963,905
1.8% 10/15/30		850,000	687,765
5.6% 9/12/26		230,000	232,244
			45,417,632
Water Utilities - 0.0%
American Water Capital Corp. 3.45% 6/1/29		18,000	16,738
Severn Trent Utilities Finance PLC 4.625% 11/30/34 (Reg. S)	GBP	210,000	249,409
SW Finance I PLC 7.375% 12/12/41 (Reg. S)	GBP	240,000	314,388
			580,535
TOTAL UTILITIES			279,955,733
TOTAL NONCONVERTIBLE BONDS (Cost $4,557,485,339)			4,210,465,720

U.S. Government and Government Agency Obligations - 9.5%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.0%
Fannie Mae:
0% 3/17/31	515,000	372,032
0.5% 6/17/25	1,685,000	1,594,585
0.875% 8/5/30	125,000	100,710
6.625% 11/15/30	1,290,000	1,455,921
Federal Farm Credit Bank:
1.48% 11/26/32	965,000	739,266
1.77% 2/4/31	815,000	673,540
2.35% 3/10/36	1,825,000	1,392,537
2.46% 2/5/35	765,000	606,536
Federal Home Loan Bank:
1.75% 6/20/31	810,000	657,560
2.09% 2/22/36	1,760,000	1,309,327
Freddie Mac:
1.22% 8/19/30	1,530,000	1,242,218
6.25% 7/15/32	570,000	646,017
6.75% 3/15/31	2,560,000	2,926,524
Tennessee Valley Authority:
0.75% 5/15/25	845,000	803,761
1.5% 9/15/31	780,000	633,965
2.875% 2/1/27	1,060,000	1,011,185
5.25% 9/15/39	150,000	155,248
7.125% 5/1/30	390,000	447,150
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		16,768,082
U.S. Treasury Obligations - 9.5%
U.S. Treasury Bills, yield at date of purchase 5.27% to 5.31% 4/23/24	69,345,000	68,805,448
U.S. Treasury Bonds:
1.125% 5/15/40	11,219,200	6,923,035
1.125% 8/15/40	10,010,400	6,116,511
1.25% 5/15/50	85,290,000	43,317,991
1.375% 11/15/40	53,181,800	33,774,598
1.375% 8/15/50	5,338,000	2,802,033
1.625% 11/15/50	3,284,000	1,844,300
1.75% 8/15/41	45,582,400	30,356,810
1.875% 2/15/41	65,170,000	44,908,749
1.875% 2/15/51	911,000	545,354
2% 11/15/41	19,966,000	13,823,335
2% 2/15/50	67,635,000	42,110,714
2% 8/15/51	8,419,000	5,184,591
2.25% 5/15/41	45,576,300	33,277,820
2.25% 8/15/46	570,000	387,155
2.25% 8/15/49	5,581,000	3,695,886
2.25% 2/15/52	74,430,300	48,687,883
2.375% 2/15/42	11,861,000	8,714,128
2.375% 5/15/51 (j)	334,088,600	225,444,554
2.5% 2/15/45	4,887,500	3,542,674
2.75% 11/15/42	1,357,900	1,052,213
2.75% 8/15/47	11,200,000	8,324,313
2.75% 11/15/47	6,011,000	4,460,115
2.875% 8/15/45	4,692,900	3,623,982
2.875% 5/15/52	249,200,000	187,639,813
3% 5/15/42	711,000	576,327
3% 5/15/45	342,500	270,816
3% 5/15/47	3,394,000	2,648,778
3% 2/15/48	4,204,500	3,267,192
3% 8/15/52	994,000	768,447
3.125% 11/15/41	4,804,100	3,999,601
3.125% 8/15/44	2,316,000	1,878,945
3.375% 5/15/44	3,476,000	2,938,714
3.375% 11/15/48	2,910,000	2,417,687
3.625% 8/15/43	4,576,300	4,034,294
3.625% 2/15/53	143,462,000	125,428,379
3.625% 5/15/53	1,552,000	1,357,879
3.75% 11/15/43	3,648,600	3,271,198
3.875% 2/15/43	9,419,000	8,623,168
4% 11/15/42	13,876,700	12,953,574
4% 11/15/52	81,748,000	76,542,951
4.125% 8/15/53	92,653,200	88,700,962
4.25% 2/15/54	34,459,000	33,812,894
4.375% 5/15/40	1,131,900	1,127,876
4.375% 5/15/41	4,017,100	3,975,046
4.375% 8/15/43	1,194,000	1,169,001
4.5% 8/15/39	7,608,800	7,728,282
4.75% 2/15/41	4,021,700	4,171,257
4.75% 11/15/43	116,042,500	119,414,985
4.75% 11/15/53	13,299,000	14,148,889
6.25% 5/15/30	2,860,000	3,164,322
stripped coupon:
0% 11/15/33	2,471,933	1,622,649
0% 5/15/39 (k)	68,740,000	34,184,402
0% 8/15/39	54,885,000	27,019,243
0% 5/15/40	4,427,000	2,087,518
0% 8/15/40 (l)	33,992,494	15,800,342
0% 2/15/41	1,890,000	854,626
0% 5/15/41	41,450,000	18,511,679
0% 8/15/41	5,739,205	2,531,180
0% 11/15/41	19,560,000	8,478,302
0% 2/15/42	9,988,646	4,292,782
0% 5/15/42	557,284	236,531
0% 8/15/42	3,610,000	1,514,208
0% 11/15/42	229,800	94,773
0% 11/15/43	1,570,738	622,352
0% 5/15/44	7,670,000	2,972,742
U.S. Treasury Notes:
0.25% 6/30/25	1,793,000	1,687,241
0.375% 4/30/25	11,689,000	11,090,395
0.375% 1/31/26	29,600,000	27,294,438
0.375% 9/30/27	3,284,000	2,854,130
0.5% 4/30/27	11,346,000	10,052,290
0.5% 5/31/27	11,346,000	10,019,936
0.5% 8/31/27	22,274,000	19,503,671
0.5% 10/31/27	24,110,000	20,988,885
0.625% 7/31/26	1,196,000	1,090,416
0.75% 3/31/26	2,368,500	2,189,937
0.75% 4/30/26	80,016,200	73,768,060
0.75% 5/31/26	7,580,000	6,968,270
0.875% 6/30/26	41,590,000	38,267,674
1% 7/31/28	4,000,000	3,473,750
1.125% 10/31/26 (l)	15,938,500	14,608,009
1.25% 11/30/26	213,660,000	196,083,128
1.25% 4/30/28	78,000,000	68,947,734
1.25% 9/30/28	16,126,200	14,102,236
1.25% 8/15/31	16,599,000	13,436,112
1.5% 2/15/25	5,832,000	5,635,853
1.5% 11/30/28	28,225,000	24,883,204
1.5% 2/15/30	3,466,000	2,965,055
1.625% 11/30/26	2,390,000	2,216,725
1.625% 5/15/31	6,021,000	5,045,175
1.875% 2/28/27	3,746,000	3,480,268
1.875% 2/15/32	3,096,300	2,599,441
2.375% 3/31/29	6,141,000	5,612,058
2.5% 3/31/27	26,760,000	25,302,835
2.625% 4/15/25	6,619,000	6,449,388
2.75% 7/31/27	68,470,000	64,950,214
2.75% 5/31/29	87,320,000	81,115,504
2.75% 8/15/32	16,378,400	14,622,201
2.875% 6/15/25	5,832,000	5,684,833
2.875% 5/15/28	39,690,000	37,502,399
2.875% 5/15/32	30,874,000	27,904,789
3% 7/15/25	33,075,000	32,264,921
3.125% 8/31/29	42,200,000	39,826,250
3.375% 5/15/33	40,996,000	38,244,784
3.5% 1/31/30	63,400,000	60,826,851
3.5% 4/30/30	45,200,000	43,300,188
3.5% 2/15/33	193,100,000	182,155,152
3.625% 3/31/28	2,370,000	2,308,065
3.625% 3/31/30	43,700,000	42,170,500
3.75% 4/15/26	18,225,000	17,915,317
3.75% 12/31/28	30,067,000	29,383,445
3.75% 5/31/30	90,000,000	87,380,860
3.75% 6/30/30	149,200,000	144,811,422
3.75% 12/31/30	1,016,000	984,568
3.875% 3/31/25	15,848,000	15,661,043
3.875% 11/30/27	5,842,000	5,745,014
3.875% 12/31/29	36,038,000	35,290,493
3.875% 8/15/33	24,810,000	24,069,577
4% 12/15/25	61,090,000	60,343,079
4% 1/15/27	65,140,000	64,376,641
4% 2/15/27	29,993,000	29,746,964
4% 6/30/28	35,370,000	34,943,073
4% 1/31/29	101,402,500	100,230,034
4% 10/31/29	5,394,000	5,317,093
4% 2/28/30	65,431,000	64,446,979
4% 7/31/30	93,000	91,532
4% 1/31/31	33,095,000	32,557,206
4% 2/15/34	64,790,000	63,524,570
4.125% 7/31/28 (j)	79,900,000	79,341,324
4.125% 11/15/32	25,073,000	24,807,579
4.25% 5/31/25	39,657,000	39,331,689
4.25% 1/31/26	969,000	961,770
4.25% 2/28/29	55,910,000	55,918,736
4.25% 2/28/31	1,200,000	1,198,500
4.375% 8/15/26	26,376,000	26,288,424
4.375% 12/15/26	8,880,000	8,861,963
4.375% 11/30/28	1,900,000	1,908,016
4.5% 11/15/33	206,856,000	210,766,871
4.625% 2/28/26	9,835,000	9,834,232
4.625% 10/15/26	53,824,000	54,000,610
4.625% 11/15/26	13,169,000	13,218,384
4.625% 9/30/28	75,000	76,017
4.625% 9/30/30	31,650,000	32,265,691
4.75% 7/31/25	71,417,000	71,324,939
4.875% 10/31/28	417,000	427,197
4.875% 10/31/30 (m)	143,175,600	148,007,777
5% 8/31/25	191,000	191,492
TOTAL U.S. TREASURY OBLIGATIONS		4,367,621,884
Other Government Related - 0.0%
Private Export Funding Corp. Secured 1.4% 7/15/28	2,605,000	2,295,355
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,671,969,959)		4,386,685,321

U.S. Government Agency - Mortgage Securities - 11.8%
	Principal Amount (a)	Value ($)
Fannie Mae - 4.0%
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 5.803% 6/1/36 (e)(h)	2,295	2,344
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.590% 5.133% 5/1/35 (e)(h)	1,367	1,398
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.820% 4.757% 2/1/35 (e)(h)	21,080	21,453
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.950% 5.771% 7/1/37 (e)(h)	6,800	6,995
1.5% 11/1/35 to 10/1/51 (j)	104,786,685	82,042,379
1.56% 10/1/35	3,266,533	2,423,283
1.73% 11/1/31	4,370,000	3,565,256
1.82% 4/1/32	1,036,921	844,271
1.93% 1/1/32	6,000,000	4,917,947
1.96% 9/1/33	248,670	194,201
2% 2/1/28 to 3/1/52 (j)	426,426,276	345,940,806
2.02% 1/1/32	4,000,000	3,303,558
2.07% 5/1/32	443,451	361,164
2.11% 1/1/32	5,000,000	4,159,199
2.14% 8/1/36	366,064	282,714
2.2% 10/1/26	170,887	159,515
2.25% 4/1/33	1,272,605	1,040,293
2.39% 3/1/32	228,466	194,864
2.49% 5/1/26	267,328	254,092
2.5% 1/1/28 to 3/1/62 (j)	516,713,766	435,894,327
2.51% 10/1/30	737,087	642,555
2.6% 9/1/27 to 9/1/28	687,166	630,770
2.61% 6/1/26	296,122	280,999
2.62% 5/1/26	150,465	143,492
2.64% 6/1/25	549,326	532,143
2.66% 8/1/29	656,840	593,810
2.67% 4/1/34	585,106	484,735
2.69% 12/1/28	441,052	402,317
2.73% 4/1/25 to 7/1/28	826,215	789,492
2.78% 4/1/26	204,787	195,970
2.83% 10/1/27 to 4/1/30	1,244,856	1,133,562
2.835% to 2.84% 8/1/29 to 11/1/31	596,076	529,697
2.86% 12/1/29	589,978	535,255
2.87% 8/1/31	232,102	208,354
2.9% 5/1/29	101,918	93,251
2.93% 1/1/25	109,906	107,193
2.97% 4/1/28	180,198	168,581
3% 12/1/26 to 6/1/62 (j)(l)	237,569,252	206,769,065
3.09% 10/1/25 to 5/1/32	1,198,559	1,088,073
3.12% 3/1/31	2,052,955	1,866,817
3.13% 2/1/26 to 7/1/36	1,296,441	1,200,114
3.16% 8/1/33	429,760	373,963
3.17% 1/1/29	492,542	458,070
3.19% 11/1/27	250,000	235,098
3.25% 6/1/29	265,053	247,553
3.26% 5/1/32	429,906	386,159
3.27% 12/1/28	247,951	232,615
3.32% 3/1/29	932,492	871,567
3.35% 1/1/29	247,503	232,827
3.37% 1/1/29	466,861	439,994
3.42% 5/1/30	384,776	357,194
3.5% 5/1/29 to 6/1/62	189,068,694	170,066,835
3.55% 8/1/28	332,519	316,938
3.67% 7/1/33	2,000,000	1,852,018
3.71% 9/1/30	733,284	687,618
3.75% 7/1/33 to 9/1/34	4,389,300	4,064,360
3.77% 9/1/32	2,000,000	1,847,117
3.78% 8/1/30	478,883	453,107
3.803% 12/1/26 (e)	61,381	59,998
3.81% 12/1/28	468,084	445,124
3.83% 9/1/32	6,000,000	5,602,300
3.84% 10/1/27	135,029	130,391
3.88% 12/1/28	8,484	8,153
3.895% 2/1/33	559,653	524,394
4% 7/1/37 to 9/1/62	143,494,159	133,938,221
4.11% 4/1/33	3,436,169	3,280,992
4.21% 2/1/33	936,169	900,134
4.24% 3/1/33	5,431,918	5,214,988
4.33% 1/1/33	731,382	704,866
4.37% 10/1/30 to 5/1/33	2,987,100	2,891,580
4.42% 2/1/33	383,712	375,130
4.45% 10/1/33	2,000,000	1,944,840
4.48% 4/1/33	446,114	436,090
4.5% 6/1/24 to 12/1/61	123,793,669	118,142,800
4.51% 7/1/33 to 10/1/33	5,988,829	5,848,013
4.55% 9/1/33	3,115,000	3,087,017
4.56% 1/1/33	1,452,438	1,420,450
4.7% 9/1/33	3,907,344	3,907,391
4.73% 10/1/32	536,805	529,784
4.8% 12/1/30	2,000,000	1,986,007
4.81% 9/1/29	2,969,519	2,951,069
4.83% 2/1/34	2,429,000	2,422,106
4.88% 12/1/32	234,042	233,940
4.97% 1/1/32	868,346	869,179
5% 6/1/24 to 11/1/53	130,860,851	127,907,088
5.1% 6/1/29	2,551,000	2,569,807
5.17% 8/1/28	2,360,000	2,381,265
5.29% 8/1/41 (e)	175,943	174,196
5.5% 9/1/34 to 11/1/53	78,341,318	77,831,208
6% to 6% 2/1/34 to 1/1/54	47,610,796	48,221,292
6% 11/1/53	5,501,841	5,541,257
6.5% 2/1/36 to 2/1/54	18,259,119	18,791,176
6.705% 2/1/39 (e)	74,555	75,652
7% 6/1/33 to 1/1/54	1,810,536	1,864,698
7.5% 12/1/53 to 1/1/54	122,915	127,250
8% 12/1/36	12,313	12,669
2.81% 4/1/25 to 5/1/26	662,339	641,974
4.32% 7/1/33	516,438	497,961
TOTAL FANNIE MAE		1,871,621,787
Freddie Mac - 1.9%
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.034% 10/1/37 (e)(h)	1,528	1,557
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.680% 8.249% 10/1/35 (e)(h)	1,665	1,711
1.5% 8/1/35 to 6/1/51	82,908,444	64,186,163
2% 1/1/32 to 4/1/52	183,012,418	151,060,495
2.5% 1/1/28 to 5/1/52	162,108,831	137,772,644
3% 10/1/28 to 12/1/52 (j)	148,454,221	129,357,753
3.05% 10/1/32	6,301,000	5,556,467
3.19% 7/1/33	6,000,000	5,333,230
3.5% 2/1/29 to 2/1/53 (l)	133,771,542	121,680,468
3.55% 11/1/32	440,123	404,572
3.85% 9/1/32	509,042	475,682
4% 2/1/26 to 10/1/52 (k)	97,571,850	91,069,323
4.17% 10/1/34	585,106	555,266
4.5% 7/1/25 to 5/1/53	36,929,274	35,445,882
5% 10/1/33 to 8/1/53	35,968,042	35,184,699
5.5% 12/1/37 to 3/1/54 (j)(k)	78,860,165	78,528,717
5.5% 1/1/54	1,536,636	1,521,528
5.5% 2/1/54	616,639	610,576
5.5% 3/1/54	2,128,762	2,107,833
6% 2/1/28 to 11/1/53	16,462,860	16,645,336
6.5% 3/1/32 to 1/1/54 (j)	10,003,515	10,328,475
7% 12/1/53 to 1/1/54	437,566	450,590
7.5% 1/1/32 to 1/1/54	67,924	70,744
TOTAL FREDDIE MAC		888,349,711
Freddie Mac STACR REMIC Trust - 0.0%
U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.300% 7.6217% 8/25/33 (b)(e)(h)	1,716,911	1,751,499
Ginnie Mae - 2.2%
U.S. TREASURY 1 YEAR INDEX + 1.560% 6.82% 3/20/72 (e)(h)(n)	631,876	647,970
U.S. TREASURY 1 YEAR INDEX + 1.650% 6.916% 3/20/72 (e)(h)(n)	576,620	594,214
U.S. TREASURY 1 YEAR INDEX + 1.670% 6.939% 4/20/72 (e)(h)(n)	999,537	1,030,985
U.S. TREASURY 1 YEAR INDEX + 1.690% 6.962% 3/20/72 (e)(h)(n)	1,375,082	1,418,616
U.S. TREASURY 1 YEAR INDEX + 1.700% 6.957% 2/20/72 (e)(h)(n)	1,070,785	1,104,807
U.S. TREASURY 1 YEAR INDEX + 1.710% 6.981% 3/20/72 (e)(h)(n)	357,932	369,524
U.S. TREASURY 1 YEAR INDEX + 1.730% 6.989% 4/20/72 (e)(h)(n)	598,970	620,280
U.S. TREASURY 1 YEAR INDEX + 1.730% 6.991% 3/20/72 (e)(h)(n)	418,637	432,478
U.S. TREASURY 1 YEAR INDEX + 1.730% 7.004% 3/20/72 (e)(h)(n)	845,907	875,329
U.S. TREASURY 1 YEAR INDEX + 1.750% 7.008% 3/20/72 (e)(h)(n)	983,985	1,018,640
2.967% 6/20/71 (e)	604,214	537,816
3.006% 7/20/71 (e)(n)	1,384,907	1,236,626
3.5% 9/20/40 to 5/20/53	64,094,701	58,508,604
4.5% 5/15/39 to 4/20/53	50,982,597	49,047,109
5.5% 6/15/36 to 6/20/63	9,807,294	9,777,729
2% 11/20/50 to 6/20/52	57,624,481	46,911,579
2% 3/1/54 (f)	2,550,000	2,075,205
2% 3/1/54 (f)	2,200,000	1,790,373
2% 3/1/54 (f)	7,950,000	6,469,758
2% 3/1/54 (f)	6,950,000	5,655,952
2% 3/1/54 (f)	6,100,000	4,964,217
2% 3/1/54 (f)	19,250,000	15,665,766
2% 3/1/54 (f)	6,206,000	5,050,480
2% 3/1/54 (f)	4,150,000	3,377,295
2% 3/1/54 (f)	13,050,000	10,620,168
2% 3/1/54 (f)	3,150,000	2,563,489
2% 3/1/54 (f)	1,000,000	813,806
2% 3/1/54 (f)	9,850,000	8,015,989
2% 3/1/54 (f)	3,150,000	2,563,489
2% 3/1/54 (f)	2,950,000	2,400,728
2% 3/1/54 (f)	9,300,000	7,568,396
2% 3/1/54 (f)	2,100,000	1,708,993
2% 3/1/54 (f)	2,849,000	2,318,533
2% 3/1/54 (f)	6,650,000	5,411,810
2% 3/1/54 (f)	9,050,000	7,364,944
2% 3/1/54 (f)	1,650,000	1,342,780
2% 3/1/54 (f)	5,200,000	4,231,791
2% 3/1/54 (f)	3,700,000	3,011,082
2% 3/1/54 (f)	2,600,000	2,115,896
2% 3/1/54 (f)	5,800,000	4,720,075
2% 3/1/54 (f)	4,100,000	3,336,605
2% 4/1/54 (f)	10,650,000	8,672,857
2% 4/1/54 (f)	33,700,000	27,443,689
2% 4/1/54 (f)	8,250,000	6,718,411
2% 4/1/54 (f)	26,150,000	21,295,326
2% 4/1/54 (f)	775,000	631,123
2% 4/1/54 (f)	2,625,000	2,137,676
2% 4/1/54 (f)	350,000	285,023
2% 4/1/54 (f)	4,025,000	3,277,770
2% 4/1/54 (f)	1,350,000	1,099,376
2% 4/1/54 (f)	13,425,000	10,932,686
2% 4/1/54 (f)	4,900,000	3,990,329
2% 4/1/54 (f)	12,675,000	10,321,922
2% 4/1/54 (f)	9,775,000	7,960,299
2% 4/1/54 (f)	25,375,000	20,664,202
2% 4/1/54 (f)	375,000	305,382
2% 4/1/54 (f)	950,000	773,635
2.5% 8/20/46 to 6/20/52	94,253,303	79,654,647
2.5% 3/1/54 (f)	100,000	84,616
2.5% 3/1/54 (f)	3,154,000	2,668,795
2.5% 3/1/54 (f)	6,515,000	5,512,745
2.5% 3/1/54 (f)	17,100,000	14,469,368
2.5% 3/1/54 (f)	9,900,000	8,377,003
2.5% 3/1/54 (f)	25,800,000	21,830,977
2.5% 3/1/54 (f)	5,725,000	4,844,277
2.5% 3/1/54 (f)	14,900,000	12,607,812
2.5% 3/1/54 (f)	10,100,000	8,546,235
2.5% 3/1/54 (f)	19,750,000	16,711,698
2.5% 4/1/54 (f)	1,275,000	1,079,753
2.82% 7/20/71 (e)(n)	2,822,918	2,502,867
2.893% 8/20/71 (e)(n)	1,033,856	917,257
2.94% 5/20/71 (e)(n)	1,380,068	1,227,221
3% 8/20/42 to 4/20/53	72,248,060	63,741,216
3% 3/1/54 (f)	3,425,000	3,003,552
3% 3/1/54 (f)	13,000,000	11,400,345
3% 3/1/54 (f)	1,800,000	1,578,509
3% 3/1/54 (f)	1,800,000	1,578,509
3% 3/1/54 (f)	1,550,000	1,359,272
3% 3/1/54 (f)	5,950,000	5,217,850
3% 3/1/54 (f)	6,259,000	5,488,828
3% 3/1/54 (f)	24,025,000	21,068,714
3% 3/1/54 (f)	1,875,000	1,644,281
3% 3/1/54 (f)	7,125,000	6,248,266
3% 3/1/54 (f)	900,000	789,255
3% 4/1/54 (f)	1,525,000	1,338,301
3% 4/1/54 (f)	5,825,000	5,111,872
3% 4/1/54 (f)	6,250,000	5,484,841
3% 4/1/54 (f)	23,900,000	20,974,033
3.5% 3/1/54 (f)	6,850,000	6,195,382
3.5% 3/1/54 (f)	12,500,000	11,305,441
3.5% 3/1/54 (f)	2,611,000	2,361,481
3.5% 3/1/54 (f)	671,000	606,876
3.75% 6/20/46 to 7/20/46	101,229	93,578
4% 5/20/40 to 8/20/52	47,739,967	45,199,818
4% 3/1/54 (f)	1,159,000	1,078,828
4% 3/1/54 (f)	1,200,000	1,116,992
4.5% 3/1/54 (f)	11,000,000	10,507,818
4.5% 3/1/54 (f)	14,875,000	14,209,436
4.5% 3/1/54 (f)	500,000	477,628
5% 6/20/34 to 6/20/63	17,604,171	17,373,097
5% 3/1/54 (f)	55,000	53,720
5% 3/1/54 (f)	3,600,000	3,516,245
5% 3/1/54 (f)	11,600,000	11,330,123
5% 3/1/54 (f)	12,400,000	12,111,510
5% 3/1/54 (f)	6,500,000	6,348,776
5% 3/1/54 (f)	1,200,000	1,172,082
5% 3/1/54 (f)	1,843,000	1,800,122
5% 3/1/54 (f)	15,175,000	14,821,949
5% 3/1/54 (f)	7,925,000	7,740,623
5.5% 3/1/54 (f)	77,000	76,507
5.5% 3/1/54 (f)	1,839,000	1,827,232
5.5% 3/1/54 (f)	11,308,000	11,235,638
5.5% 3/1/54 (f)	3,400,000	3,378,243
5.5% 3/1/54 (f)	16,250,000	16,146,013
5.5% 3/1/54 (f)	2,200,000	2,185,922
5.5% 3/1/54 (f)	10,350,000	10,283,768
6% 11/20/32 to 6/20/63	2,432,596	2,445,593
6% 7/20/53	1,129,412	1,150,065
6% 3/1/54 (f)	1,150,000	1,155,911
6% 3/1/54 (f)	650,000	653,341
6% 3/1/54 (f)	3,650,000	3,668,762
6% 3/1/54 (f)	2,150,000	2,161,051
6% 3/1/54 (f)	102,000	102,524
6% 3/1/54 (f)	1,967,000	1,977,111
6% 3/1/54 (f)	3,000,000	3,015,421
6% 3/1/54 (f)	9,600,000	9,649,346
6% 3/1/54 (f)	4,500,000	4,523,131
6.5% 10/20/39	4,373	4,525
6.5% 6/20/53	1,233,471	1,274,501
6.5% 7/20/53	1,473,796	1,522,821
6.5% 3/1/54 (f)	1,800,000	1,824,609
6.5% 3/1/54 (f)	5,600,000	5,676,563
6.5% 3/1/54 (f)	111,000	112,518
6.5% 3/1/54 (f)	3,800,000	3,851,953
6.5% 3/1/54 (f)	6,300,000	6,386,133
6.5% 3/1/54 (f)	1,358,000	1,376,566
6.5% 3/1/54 (f)	1,200,000	1,216,406
6.5% 3/1/54 (f)	1,700,000	1,723,242
6.5% 3/1/54 (f)	300,000	304,102
6.5% 4/1/54 (f)	2,600,000	2,633,719
6.5% 4/1/54 (f)	3,050,000	3,089,555
6.5% 4/1/54 (f)	1,950,000	1,975,289
6.5% 4/1/54 (f)	4,200,000	4,254,469
7% 6/20/32 to 1/20/39	15,959	16,484
7.5% 5/20/32	2,347	2,432
8% 9/20/31	4,139	4,307
TOTAL GINNIE MAE		1,035,169,845
Harris County Cultural Education Facilities Finance Corp. Rev. - 0.0%
CME Term SOFR 1 Month Index + 2.060% 7.3858% 10/19/38 (b)(e)(h)	1,000,000	1,000,922
Home Re - Ltd. - 0.0%
U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 5.500% 10.822% 10/25/34 (b)(e)(h)	563,164	600,578
Uniform Mortgage Backed Securities - 3.7%
1.5% 3/1/39 (f)	32,000	27,583
1.5% 3/1/39 (f)	173,000	149,121
1.5% 3/1/54 (f)	36,000	26,906
1.5% 3/1/54 (f)	2,240,000	1,674,156
2% 3/1/39 (f)	52,000	45,857
2% 3/1/39 (f)	2,580,000	2,275,222
2% 3/1/54 (f)	1,200,000	943,261
2% 3/1/54 (f)	1,200,000	943,261
2% 3/1/54 (f)	256,000	201,229
2% 3/1/54 (f)	800,000	628,841
2% 3/1/54 (f)	3,000,000	2,358,152
2% 3/1/54 (f)	50,709,000	39,859,850
2% 3/1/54 (f)	15,200,000	11,947,972
2% 3/1/54 (f)	32,900,000	25,861,071
2% 3/1/54 (f)	10,350,000	8,135,626
2% 3/1/54 (f)	22,550,000	17,725,446
2% 3/1/54 (f)	34,750,000	27,315,265
2% 3/1/54 (f)	52,100,000	40,953,247
2% 3/1/54 (f)	15,550,000	12,223,090
2% 3/1/54 (f)	33,800,000	26,568,517
2% 3/1/54 (f)	27,625,000	21,714,653
2% 3/1/54 (f)	7,925,000	6,229,453
2% 3/1/54 (f)	17,150,000	13,480,771
2% 3/1/54 (f)	7,100,000	5,580,961
2% 3/1/54 (f)	3,225,000	2,535,014
2% 3/1/54 (f)	11,475,000	9,019,933
2% 3/1/54 (f)	11,500,000	9,039,584
2% 3/1/54 (f)	18,550,000	14,581,242
2% 3/1/54 (f)	6,525,000	5,128,981
2% 3/1/54 (f)	300,000	235,815
2% 3/1/54 (f)	6,662,000	5,236,670
2% 3/1/54 (f)	2,600,000	2,043,732
2% 4/1/54 (f)	20,850,000	16,410,334
2% 4/1/54 (f)	9,300,000	7,319,718
2% 4/1/54 (f)	35,700,000	28,098,270
2% 4/1/54 (f)	2,075,000	1,633,163
2% 4/1/54 (f)	7,925,000	6,237,501
2% 4/1/54 (f)	69,000,000	54,307,582
2% 4/1/54 (f)	19,850,000	15,623,268
2% 4/1/54 (f)	44,250,000	34,827,688
2% 4/1/54 (f)	4,400,000	3,463,092
2% 4/1/54 (f)	13,850,000	10,900,870
2% 4/1/54 (f)	4,125,000	3,246,649
2% 4/1/54 (f)	8,775,000	6,906,508
2% 4/1/54 (f)	5,200,000	4,092,745
2% 4/1/54 (f)	17,400,000	13,694,955
2% 4/1/54 (f)	8,650,000	6,808,124
2% 4/1/54 (f)	2,600,000	2,046,373
2% 4/1/54 (f)	11,050,000	8,697,084
2% 4/1/54 (f)	5,500,000	4,328,865
2.5% 3/1/39 (f)	1,118,000	1,013,581
2.5% 3/1/54 (f)	32,100,000	26,372,156
2.5% 3/1/54 (f)	4,625,000	3,799,727
2.5% 3/1/54 (f)	5,175,000	4,251,586
2.5% 3/1/54 (f)	15,950,000	13,103,922
2.5% 3/1/54 (f)	2,300,000	1,889,594
2.5% 3/1/54 (f)	2,600,000	2,136,063
2.5% 3/1/54 (f)	16,000,000	13,145,000
2.5% 3/1/54 (f)	2,550,000	2,094,984
2.5% 3/1/54 (f)	2,275,000	1,869,055
2.5% 3/1/54 (f)	186,000	152,811
2.5% 3/1/54 (f)	25,891,000	21,271,075
2.5% 3/1/54 (f)	5,500,000	4,518,594
2.5% 3/1/54 (f)	6,450,000	5,299,078
2.5% 3/1/54 (f)	8,000,000	6,572,500
2.5% 3/1/54 (f)	21,000,000	17,252,813
2.5% 3/1/54 (f)	2,900,000	2,382,531
2.5% 3/1/54 (f)	3,425,000	2,813,852
2.5% 3/1/54 (f)	24,800,000	20,374,750
2.5% 3/1/54 (f)	3,450,000	2,834,391
2.5% 3/1/54 (f)	4,050,000	3,327,328
2.5% 3/1/54 (f)	9,500,000	7,804,844
2.5% 3/1/54 (f)	3,700,000	3,039,781
2.5% 3/1/54 (f)	22,900,000	18,813,781
2.5% 3/1/54 (f)	3,300,000	2,711,156
2.5% 3/1/54 (f)	5,759,000	4,731,378
2.5% 3/1/54 (f)	10,175,000	8,359,398
2.5% 3/1/54 (f)	1,450,000	1,191,266
2.5% 3/1/54 (f)	1,625,000	1,335,039
2.5% 3/1/54 (f)	7,800,000	6,408,188
2.5% 4/1/54 (f)	5,429,000	4,465,777
2.5% 4/1/54 (f)	73,150,000	60,171,588
2.5% 4/1/54 (f)	10,350,000	8,513,683
2.5% 4/1/54 (f)	11,850,000	9,747,550
2.5% 4/1/54 (f)	8,000,000	6,580,625
3% 3/1/39 (f)	12,000	11,115
3% 3/1/39 (f)	586,000	542,783
3% 3/1/54 (f)	1,225,000	1,048,045
3% 3/1/54 (f)	4,250,000	3,636,074
3% 3/1/54 (f)	11,825,000	10,116,842
3% 3/1/54 (f)	104,000	88,977
3% 3/1/54 (f)	52,500,000	44,916,212
3% 3/1/54 (f)	10,600,000	9,068,797
3% 3/1/54 (f)	34,250,000	29,302,481
3% 3/1/54 (f)	15,025,000	12,854,592
3% 3/1/54 (f)	2,825,000	2,416,920
3% 3/1/54 (f)	9,375,000	8,020,752
3% 3/1/54 (f)	3,363,000	2,877,204
3% 3/1/54 (f)	19,900,000	17,025,383
3% 3/1/54 (f)	11,850,000	10,138,231
3% 3/1/54 (f)	3,900,000	3,336,633
3% 3/1/54 (f)	5,350,000	4,577,176
3% 3/1/54 (f)	2,200,000	1,882,203
3% 3/1/54 (f)	29,900,000	25,580,852
3% 3/1/54 (f)	17,750,000	15,185,957
3% 3/1/54 (f)	2,500,000	2,138,867
3% 3/1/54 (f)	550,000	470,551
3% 3/1/54 (f)	1,300,000	1,112,211
3% 3/1/54 (f)	12,425,000	10,630,170
3% 3/1/54 (f)	1,773,000	1,516,885
3% 3/1/54 (f)	7,000,000	5,988,828
3% 3/1/54 (f)	2,900,000	2,481,086
3% 3/1/54 (f)	4,900,000	4,192,180
3% 3/1/54 (f)	16,150,000	13,817,082
3% 3/1/54 (f)	600,000	513,328
3% 3/1/54 (f)	9,600,000	8,213,250
3% 3/1/54 (f)	2,150,000	1,839,426
3% 3/1/54 (f)	7,200,000	6,159,938
3% 3/1/54 (f)	1,900,000	1,625,539
3% 3/1/54 (f)	12,100,000	10,352,117
3% 3/1/54 (f)	15,000,000	12,833,204
3% 4/1/54 (f)	14,300,000	12,247,727
3% 4/1/54 (f)	76,000,000	65,092,814
3% 4/1/54 (f)	47,000,000	40,254,767
3.5% 3/1/39 (f)	4,000	3,785
3.5% 3/1/39 (f)	397,000	375,677
3.5% 3/1/54 (f)	5,950,000	5,292,943
3.5% 3/1/54 (f)	105,000	93,405
3.5% 3/1/54 (f)	11,725,000	10,430,212
3.5% 3/1/54 (f)	800,000	711,656
3.5% 3/1/54 (f)	800,000	711,656
3.5% 3/1/54 (f)	128,000	113,865
3.5% 3/1/54 (f)	5,000,000	4,447,852
3.5% 3/1/54 (f)	500,000	444,785
3.5% 3/1/54 (f)	967,000	860,214
3.5% 3/1/54 (f)	2,600,000	2,312,883
3.5% 4/1/54 (f)	500,000	445,078
4% 3/1/39 (f)	3,000	2,891
4% 3/1/39 (f)	221,000	213,006
4% 3/1/54 (f)	105,000	96,629
4% 3/1/54 (f)	14,175,000	13,044,875
4% 3/1/54 (f)	16,700,000	15,368,566
4% 3/1/54 (f)	4,000,000	3,681,094
4% 3/1/54 (f)	2,325,000	2,139,636
4% 3/1/54 (f)	104,000	95,708
4% 4/1/54 (f)	4,000,000	3,682,656
4% 4/1/54 (f)	14,175,000	13,050,412
4% 4/1/54 (f)	2,500,000	2,301,660
4.5% 3/1/39 (f)	43,000	42,066
4.5% 3/1/39 (f)	551,000	539,033
4.5% 3/1/54 (f)	42,000	39,746
4.5% 3/1/54 (f)	54,000	51,102
4.5% 3/1/54 (f)	500,000	473,164
4.5% 3/1/54 (f)	2,500,000	2,365,820
4.5% 3/1/54 (f)	1,154,000	1,092,063
4.5% 3/1/54 (f)	4,910,000	4,646,471
4.5% 3/1/54 (f)	15,975,000	15,117,591
4.5% 3/1/54 (f)	100,000	94,633
4.5% 3/1/54 (f)	2,125,000	2,010,947
4.5% 3/1/54 (f)	3,200,000	3,028,250
4.5% 3/1/54 (f)	3,200,000	3,028,250
4.5% 3/1/54 (f)	4,083,200	3,864,047
4.5% 3/1/54 (f)	2,300,000	2,176,555
4.5% 3/1/54 (f)	2,900,000	2,744,351
4.5% 4/1/54 (f)	500,000	473,359
5% 3/1/54 (f)	97,000	94,075
5% 3/1/54 (f)	2,075,000	2,012,426
5% 3/1/54 (f)	7,000,000	6,788,907
5% 3/1/54 (f)	6,300,000	6,110,016
5% 3/1/54 (f)	2,100,000	2,036,672
5% 3/1/54 (f)	1,300,000	1,260,797
5% 3/1/54 (f)	4,400,000	4,267,313
5% 3/1/54 (f)	3,300,000	3,200,485
5% 3/1/54 (f)	11,250,000	10,910,743
5% 3/1/54 (f)	10,947,158	10,617,033
5% 3/1/54 (f)	4,817,000	4,671,738
5% 3/1/54 (f)	24,000	23,276
5% 3/1/54 (f)	9,000,000	8,728,594
5% 4/1/54 (f)	6,000,000	5,820,469
5.5% 3/1/54 (f)	7,852,000	7,767,959
5.5% 3/1/54 (f)	161,000	159,277
5.5% 3/1/54 (f)	7,838,000	7,754,109
5.5% 3/1/54 (f)	1,000,000	989,297
5.5% 3/1/54 (f)	3,000,000	2,967,891
5.5% 3/1/54 (f)	1,000,000	989,297
5.5% 3/1/54 (f)	3,300,000	3,264,680
5.5% 3/1/54 (f)	7,927,000	7,842,157
5.5% 3/1/54 (f)	3,700,000	3,660,399
5.5% 3/1/54 (f)	8,900,000	8,804,742
5.5% 3/1/54 (f)	10,225,000	10,115,561
5.5% 3/1/54 (f)	6,155,000	6,089,122
5.5% 3/1/54 (f)	6,100,000	6,034,711
5.5% 3/1/54 (f)	6,400,000	6,331,500
5.5% 3/1/54 (f)	6,438,000	6,369,093
5.5% 3/1/54 (f)	6,525,997	6,456,149
5.5% 3/1/54 (f)	2,200,000	2,176,453
5.5% 3/1/54 (f)	380,000	375,933
5.5% 3/1/54 (f)	660,000	652,936
5.5% 3/1/54 (f)	1,363,000	1,348,412
6% 3/1/54 (f)	2,175,000	2,184,516
6% 3/1/54 (f)	4,700,000	4,720,563
6% 3/1/54 (f)	350,000	351,531
6% 3/1/54 (f)	1,350,000	1,355,906
6% 3/1/54 (f)	1,400,000	1,406,125
6% 3/1/54 (f)	1,350,000	1,355,906
6% 3/1/54 (f)	7,650,000	7,683,469
6% 3/1/54 (f)	7,900,000	7,934,563
6% 3/1/54 (f)	7,750,000	7,783,906
6% 3/1/54 (f)	2,700,000	2,711,813
6% 3/1/54 (f)	8,700,000	8,738,063
6% 3/1/54 (f)	10,000,000	10,043,750
6% 3/1/54 (f)	12,700,000	12,755,563
6% 3/1/54 (f)	6,000,000	6,026,250
6% 3/1/54 (f)	4,550,000	4,569,906
6% 3/1/54 (f)	7,150,000	7,181,281
6% 3/1/54 (f)	1,875,000	1,883,203
6% 3/1/54 (f)	4,050,000	4,067,719
6% 3/1/54 (f)	209,000	209,914
6.5% 3/1/54 (f)	603,000	613,553
6.5% 3/1/54 (f)	3,900,000	3,968,250
6.5% 3/1/54 (f)	19,700,000	20,044,750
6.5% 3/1/54 (f)	1,100,000	1,119,250
6.5% 3/1/54 (f)	1,400,000	1,424,500
6.5% 3/1/54 (f)	2,300,000	2,340,250
6.5% 3/1/54 (f)	5,600,000	5,698,000
6.5% 3/1/54 (f)	1,300,000	1,322,750
6.5% 3/1/54 (f)	3,800,000	3,866,500
6.5% 3/1/54 (f)	450,000	457,875
6.5% 3/1/54 (f)	450,000	457,875
6.5% 3/1/54 (f)	5,350,000	5,443,625
6.5% 3/1/54 (f)	5,450,000	5,545,375
6.5% 3/1/54 (f)	406,100	413,207
6.5% 3/1/54 (f)	3,800,000	3,866,500
6.5% 3/1/54 (f)	13,575,000	13,812,563
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		1,689,549,499
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $5,739,815,560)		5,488,043,841

Asset-Backed Securities - 2.7%
		Principal Amount (a)	Value ($)
522 Funding Clo 2019-5 Ltd. / 522 F Series 2022-5A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.644% 4/15/35 (b)(e)(h)		1,000,000	999,539
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)		2,078,466	1,465,324
Series 2019-1 Class A, 3.844% 5/15/39 (b)		873,471	698,809
Series 2019-2:
Class A, 3.376% 10/16/39 (b)		4,953,315	4,470,594
Class B, 4.458% 10/16/39 (b)		1,333,003	619,944
Series 2021-1A Class A, 2.95% 11/16/41 (b)		4,400,492	3,972,604
Acc Trust 2021-1 Series 2021-1 Class C, 2.08% 12/20/24 (b)		7,950	7,923
Acc Trust 2022-1 Series 2022-1 Class C, 3.24% 10/20/25 (b)		303,000	196,442
Accelerated 2021-1H LLC Series 2021-1H Class D, 3.58% 10/20/40 (b)		115,687	105,377
Accredited Mortgage Loan Trust Series 2006-1 Class M1, CME Term SOFR 1 Month Index + 0.440% 0.937% 4/25/36 (e)(h)		1,831,078	1,682,386
Ace Securities Corp. Mortgage L Series 2007-D1 Class A4, 6.93% 2/25/38 (b)		870,364	682,987
Achv Abs Trust Series 2023-3PL Class C, 7.35% 8/19/30 (b)		1,750,000	1,769,728
Affirm Asset Securitization Trust:
Series 2023-X1 Class A, 7.11% 11/15/28 (b)		473,981	475,666
Series 2024-A Class A, 5.61% 2/15/29 (b)		155,000	154,655
AGL CLO Ltd. Series 2021-14A Class B1, CME Term SOFR 3 Month Index + 1.910% 7.2294% 12/2/34 (e)(h)		250,000	250,054
AIG CLO LLC Series 2021-1A Class A1R, CME Term SOFR 3 Month Index + 1.380% 6.6994% 4/20/32 (b)(e)(h)		350,000	350,460
Aimco Series 2018-BA Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6756% 1/15/32 (b)(e)(h)		1,584,000	1,586,123
AIMCO CLO Series 2021-AA Class AR2, CME Term SOFR 3 Month Index + 1.400% 6.7181% 10/17/34 (b)(e)(h)		4,150,000	4,154,930
AIMCO CLO Ltd. Series 2021-11A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.7081% 10/17/34 (b)(e)(h)		3,880,000	3,884,803
Allegro CLO X, Ltd. / Allegro CLO X LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7294% 7/20/32 (b)(e)(h)		16,000,000	16,013,504
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.8178% 7/20/35 (b)(e)(h)		5,071,000	5,078,018
Allegro CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.400% 6.7194% 7/20/34 (b)(e)(h)		4,673,000	4,672,893
Alm 2020 Ltd. Series 2020-1A Class A2, CME Term SOFR 3 Month Index + 2.110% 7.4256% 10/15/29 (b)(e)(h)		350,000	350,056
American Credit Acceptance Rec Series 2023-2 Class D, 6.47% 8/13/29 (b)		1,000,000	997,458
American Credit Acceptance Receivables Series 2023-3 Class D, 6.82% 10/12/29 (b)		2,180,000	2,195,870
American Express Credit Account Master Trust Series 2023-1 Class A, 4.87% 5/15/28		7,680,000	7,664,903
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (b)		519,000	519,265
Series 2015-SFR2 Class E, 6.07% 10/17/52 (b)		545,000	543,371
Ameriquest Mortgage Securities, Inc. Series 2004-R10 Class M3, CME Term SOFR 1 Month Index + 1.310% 6.6354% 11/25/34 (e)(h)		3,108,480	2,768,413
Ammc Clo 23 Ltd. Series 2021-23A Class A1R, CME Term SOFR 3 Month Index + 1.300% 6.6181% 10/17/31 (b)(e)(h)		500,000	500,420
Amsr 2020-Sfr1 Series 2020-SFR1:
Class E, 3.218% 4/17/37 (b)		877,659	842,281
Class H, 5.302% 4/17/37 (b)		175,531	169,462
Amsr 2020-Sfr2 Trust Series 2020-SFR2:
Class E1, 4.028% 7/17/37 (b)		1,000,000	965,408
Class E2, 4.277% 7/17/37 (b)		469,108	452,894
Class G, 4% 7/17/37 (b)		160,904	153,637
Class H, 5.25% 7/17/37 (b)		577,704	554,795
Amsr 2020-Sfr3 Trust Series 2020-SFR3 Class F, 3.553% 9/17/37 (b)		356,300	338,036
Amsr 2020-Sfr4 Trust Series 2020-SFR4:
Class E2, 2.456% 11/17/37 (b)		672,872	626,539
Class F, 2.856% 11/17/37 (b)		1,055,106	987,128
Amsr 2021-Sfr1 Trust Series 2021-SFR1 Class B, 2.153% 6/17/38 (b)		4,000,000	3,470,938
Amsr 2021-Sfr2 Trust Series 2021-SFR2:
Class D, 2.278% 8/17/38 (b)		1,150,000	1,044,433
Class F1, 3.275% 8/17/38 (b)		380,318	342,648
Amsr 2021-Sfr3 Trust Series 2021-SFR3 Class E2, 2.427% 10/17/38 (b)		1,178,896	1,053,137
Amsr 2022-Sfr1 Trust Series 2022-SFR1 Class F, 6.021% 3/17/39 (b)		373,005	342,888
Amsr 2022-Sfr3 Trust Series 2022-SFR3 Class D, 4% 10/17/39 (b)		2,115,000	1,963,697
Amsr 2023-Sfr1 Trust Series 2023-SFR1 Class F, 4% 4/17/40 (b)		2,894,946	2,456,723
Amsr 2023-Sfr2 Trust Series 2023-SFR2:
Class E1, 3.95% 6/17/40 (b)		2,650,000	2,336,070
Class E2, 3.95% 6/17/40 (b)		3,100,000	2,684,846
AMSR Trust Series 2019-SFR1:
Class F, 3.867% 1/19/39 (b)		576,000	530,076
Class G, 4.857% 1/19/39 (b)		230,000	214,139
Class H, 6.04% 1/19/39 (b)		330,000	314,833
Anchorage Capital CLO 17, Ltd. Series 2021-17A Class A1, CME Term SOFR 3 Month Index + 1.430% 6.7456% 7/15/34 (b)(e)(h)		10,500,000	10,496,315
Apidos Clo Xxiv Series 2021-24A Class A1AL, CME Term SOFR 3 Month Index + 1.210% 6.5294% 10/20/30 (b)(e)(h)		498,527	498,788
Apidos Clo Xxxiii Series 2021-33A Class BR, CME Term SOFR 3 Month Index + 1.860% 7.1802% 10/24/34 (b)(e)(h)		1,000,000	999,985
Apidos Clo Xxxvii Series 2021-37A:
Class A, CME Term SOFR 3 Month Index + 1.390% 6.7094% 10/22/34 (b)(e)(h)		1,650,000	1,650,835
Class D, CME Term SOFR 3 Month Index + 3.310% 8.6294% 10/22/34 (b)(e)(h)		250,000	249,983
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)		1,631,157	1,457,284
Class B, 4.335% 1/16/40 (b)		345,680	193,622
Aqua Finance Trust 2017-A Series 2017-A Class A, 3.72% 11/15/35 (b)		5,699	5,679
Aqua Finance Trust 2019-A Series 2019-A Class B, 3.47% 7/16/40 (b)		401,520	374,210
Aqua Finance Trust 2020-A Series 2020-AA:
Class B, 2.79% 7/17/46 (b)		1,690,000	1,529,238
Class C, 3.97% 7/17/46 (b)		124,000	110,802
Arbor Realty Commercial Real E Series 2021-FL1 Class A, CME Term SOFR 1 Month Index + 1.080% 6.4021% 12/15/35 (b)(e)(h)		1,043,934	1,040,300
Arclo 2022-Florida1 A Series 2022-FL1 Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.450% 6.7747% 1/15/37 (b)(e)(h)		1,000,000	994,708
Areit 2021-Cre5 Trust Series 2021-CRE5 Class D, CME Term SOFR 1 Month Index + 2.760% 8.0843% 11/17/38 (b)(e)(h)		263,000	247,810
Ares CLO Series 2019-54A Class A, CME Term SOFR 3 Month Index + 1.580% 6.8956% 10/15/32 (b)(e)(h)		7,102,000	7,112,120
Ares LV CLO Ltd. Series 2021-55A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.7056% 7/15/34 (b)(e)(h)		5,889,000	5,893,646
Ares LVIII CLO LLC Series 2022-58A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.644% 1/15/35 (b)(e)(h)		7,506,000	7,494,103
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, CME Term SOFR 3 Month Index + 1.510% 6.8281% 4/17/33 (b)(e)(h)		15,169,000	15,177,828
Argent Securities, Inc. Series 2006-M1 Class A2C, CME Term SOFR 1 Month Index + 0.410% 5.7354% 7/25/36 (h)		151,460	38,232
Argent Securities, Inc. pass-thru certificates:
Series 2005-W1 Class A2, CME Term SOFR 1 Month Index + 0.590% 5.9154% 5/25/35 (h)		487,827	369,651
Series 2005-W5 Class A2D, CME Term SOFR 1 Month Index + 0.750% 6.0754% 1/25/36 (e)(h)		2,388,049	2,163,657
ArrowMark Colorado Holdings LLC Series 2021-3A Class A1R, CME Term SOFR 3 Month Index + 1.470% 6.7963% 1/25/35 (b)(e)(h)		9,500,000	9,499,953
Asset Backed Securities Corp. Home Equity Loan Trust Series 2004-HE9 Class M1, CME Term SOFR 1 Month Index + 1.080% 6.4104% 12/25/34 (h)		1,038,554	937,752
Atlas Senior Loan Fund XVI, Ltd. / Atlas Senior Loan Fund XVI LLC Series 2021-16A Class A, CME Term SOFR 3 Month Index + 1.530% 6.8494% 1/20/34 (b)(e)(h)		2,000,000	2,000,242
Atrium Xiii Series 2017-13A Class A1, CME Term SOFR 3 Month Index + 1.440% 6.7574% 11/21/30 (b)(e)(h)		240,524	240,886
Babson CLO Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7256% 10/15/36 (b)(e)(h)		3,908,000	3,907,984
Bain Capital Credit CLO, Ltd. Series 2021-2A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6781% 10/17/32 (b)(e)(h)		7,500,000	7,508,288
Bank of America Credit Card Master Trust:
Series 2023-A1 Class A1, 4.79% 5/15/28		4,500,000	4,483,786
Series 2023-A2 Class A2, 4.98% 11/15/28		366,000	366,854
Barings CLO Ltd. 2023-IV Series 2024-4A Class A, CME Term SOFR 3 Month Index + 1.750% 7.0612% 1/20/37 (b)(e)(h)		7,479,000	7,510,920
Bastion Funding I LLC Series 2023-1A Class A2, 7.119% 4/25/38 (b)		1,424,804	1,409,702
Battalion CLO Ltd.:
Series 2021-10A Class A1R2, CME Term SOFR 3 Month Index + 1.430% 6.7502% 1/25/35 (b)(e)(h)		12,000,000	11,999,568
Series 2021-11A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7302% 4/24/34 (b)(e)(h)		22,750,000	22,755,437
Bear Stearns Asset Backed Sec Trust Series 2003-SD2 Class 2A, 5.685% 6/25/43 (e)		2,850	2,559
Bear Stearns Asset Backed Securities I Trust Series 2005-2 Class M5, CME Term SOFR 1 Month Index + 5.360% 6.4439% 6/25/35 (h)		600,000	599,321
Bear Stearns Str Pr Trust 07 Emx1 Series 2007-EMX1 Class M1, CME Term SOFR 1 Month Index + 2.110% 7.4354% 3/25/37 (b)(h)		335,007	328,337
Beechwood Park CLO Ltd. Series 2022-1A Class A1R, CME Term SOFR 3 Month Index + 1.300% 6.6165% 1/17/35 (b)(e)(h)		7,708,000	7,701,764
Benefit Str Partners Clo Viii Series 2018-8A Class A1AR, CME Term SOFR 3 Month Index + 1.360% 6.6794% 1/20/31 (b)(e)(h)		490,954	491,195
Benefit Street Partners Clo Xx Series 2023-30A Class D, CME Term SOFR 3 Month Index + 5.600% 10.9247% 4/25/36 (b)(e)(h)		415,000	422,045
BETHP Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7056% 1/15/35 (b)(e)(h)		5,907,000	5,913,628
Betony Clo 2 Ltd. Series 2018-1A Class A1, CME Term SOFR 3 Month Index + 1.340% 6.659% 4/30/31 (b)(e)(h)		1,289,247	1,291,521
Blackbird Capital Aircraft:
Series 2016-1A Class A, 4.213% 12/16/41 (b)		4,748,846	4,641,997
Series 2021-1A Class A, 2.443% 7/15/46 (b)		7,240,449	6,371,813
BlackRock Rainier CLO VI, Ltd. / BlackRock Rainier CLO VI LLC Series 2021-6A Class A, CME Term SOFR 3 Month Index + 1.960% 7.2794% 4/20/33 (b)(e)(h)		8,500,000	8,488,670
Bluemountain Clo 2018-2 Ltd. Series 2018-2A Class B, CME Term SOFR 3 Month Index + 1.960% 7.2686% 8/15/31 (b)(e)(h)		500,000	500,127
BlueMountain CLO XXVIII, Ltd. / BlueMountain CLO XXVIII LLC Series 2021-28A Class A, CME Term SOFR 3 Month Index + 1.520% 6.8356% 4/15/34 (b)(e)(h)		3,000,000	3,002,244
Bridge 2022-Sfr1 Trust Series 2022-SFR1 Class A, 3.4% 11/17/37 (b)		5,475,000	5,250,179
Bristol Park CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.5656% 4/15/29 (b)(e)(h)		5,587,058	5,588,337
Business Jet Securities 2020-1 Series 2020-1A Class B, 3.967% 11/15/35 (b)		125,249	121,120
Business Jet Securities 2021-1 LLC Series 2021-1A Class A, 2.162% 4/15/36 (b)		149,402	139,772
Business Jet Securities 2022-1 Series 2022-1A Class C, 6.413% 6/15/37 (b)		451,423	414,561
Bxg Receivables Nt Trust 2018-A Series 2018-A Class C, 4.44% 2/2/34 (b)		27,650	26,527
Bxg Receivables Nt Trust 2020-A Series 2020-A Class B, 2.49% 2/28/36 (b)		1,515,129	1,393,473
Bxg Receivables Nt Trust 2022-A Series 2022-A Class A, 4.12% 9/28/37 (b)		4,145,969	3,976,055
Bxg Receivables Nt Trust 2023-A Series 2023-A Class C, 7.38% 11/15/38 (b)		780,466	768,169
C-Bass 2006-MH1 Trust Series 2006-MH1 Class B2, 6.75% 10/25/36 (b)		1,068,895	794,311
Capital One Multi-Asset Execution Trust Series 2023-A1 Class A, 4.42% 5/15/28		5,000,000	4,938,284
Carlyle C17 Clo Ltd. / Carlyle Series 2018-C17A Class A1AR, CME Term SOFR 3 Month Index + 1.290% 6.609% 4/30/31 (b)(e)(h)		227,125	227,158
Carlyle Global Market Strategi Series 2018-2RA Class A1, CME Term SOFR 3 Month Index + 1.310% 6.6186% 5/15/31 (b)(e)(h)		1,218,050	1,219,156
Carlyle U.S. Clo 2020-1 Series 2021-1A Class A2R, CME Term SOFR 3 Month Index + 1.910% 7.2294% 7/20/34 (b)(e)(h)		250,000	250,021
Carlyle U.S. CLO Ltd. Series 2021-3A Class A2R, CME Term SOFR 3 Month Index + 1.690% 7.0094% 7/20/29 (b)(e)(h)		250,000	249,592
CarMax Auto Owner Trust:
Series 2021-1 Class D, 1.28% 7/15/27		200,000	189,985
Series 2023 2 Class A2A, 5.5% 6/15/26		5,712,073	5,708,952
Carmax Auto Owner Trust 2023-4 Series 2023-4 Class A3, 6% 7/17/28		3,006,000	3,060,205
Carnow Auto Receivables Trust Series 2022-1A Class E, 8.29% 8/15/28 (b)		351,000	339,230
Carrington Mortgage Loan Trust Series 2005-FRE1 Class M2, CME Term SOFR 1 Month Index + 0.840% 6.1704% 12/25/35 (h)		8,572,850	7,969,204
Cars Mti-1 L P / Cars Mti-2 L Series 2020-1A Class A3, 3.1% 12/15/50 (b)		166,993	144,746
Cars-Db4 LP Series 2020-1A:
Class A6, 3.81% 2/15/50 (b)		137,080	116,442
Class B2, 4.52% 2/15/50 (b)		262,127	237,524
Class B3, 4.95% 2/15/50 (b)		292,260	241,960
Carvana Auto Receivables Series 2023-P3 Class A4, 5.71% 7/10/29 (b)		1,418,000	1,428,103
Carvana Auto Receivables Trust Series 2022-P1 Class A4, 3.52% 2/10/28		2,500,000	2,395,598
Cascade Mh Asset Trust 2019-Mh Series 2019-MH1 Class B, 5% 11/25/44 (b)(d)		497,340	461,259
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)		5,102,566	4,592,587
Class B, 5.095% 4/15/39 (b)		2,927,377	1,932,430
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (b)		2,185,270	1,992,247
Cedar Funding Ltd.:
Series 2018-7A Class A1, CME Term SOFR 3 Month Index + 1.260% 6.5794% 1/20/31 (b)(e)(h)		512,502	512,740
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6794% 10/20/32 (b)(e)(h)		4,327,000	4,329,129
Series 2021-12A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.7163% 10/25/34 (b)(e)(h)		3,624,000	3,627,251
Series 2021-8A Class BR, CME Term SOFR 3 Month Index + 1.910% 7.2281% 10/17/34 (b)(e)(h)		250,000	249,626
Series 2022-15A Class A, CME Term SOFR 3 Month Index + 1.320% 6.6378% 4/20/35 (b)(e)(h)		7,060,000	7,048,436
Cedar Funding Xvii Clo Ltd. Series 2023-17A Class A, CME Term SOFR 3 Month Index + 1.850% 7.1678% 7/20/36 (b)(e)(h)		4,739,000	4,765,306
Centex Home Equity Loan Trust Series 2021-B Class A6, 6.36% 7/25/32		397	381
Cfin 2022-Rtl1 Issuer LLC Series 2022-RTL1 Class AA, 3.25% 2/16/26 (b)		302,831	290,717
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)		1,934,352	1,889,791
Chase Auto Credit Linked Notes Series 2021-3 Class E, 2.102% 2/26/29 (b)		165,261	160,500
Chase Issuance Trust:
Series 2023-A2 Class A, 5.08% 9/15/30		1,700,000	1,719,497
Series 2024-A2 Class A, 4.63% 1/15/31		1,200,000	1,193,355
Chesapeake Funding II LLC Series 2023-2A Class A1, 6.16% 10/15/35 (b)		2,050,171	2,062,302
Cifc Funding 2018-Iv Ltd. / Cifc Fund Series 2018-4A Class A1, CME Term SOFR 3 Month Index + 1.410% 6.7281% 10/17/31 (b)(e)(h)		2,478,089	2,480,958
Cifc Funding 2019-Ii Ltd. Series 2021-2A Class DR, CME Term SOFR 3 Month Index + 3.260% 8.5781% 4/17/34 (b)(e)(h)		550,000	546,983
Cifc Funding 2021-1 Ltd. Series 2021-1A:
Class A1, CME Term SOFR 3 Month Index + 1.370% 6.6963% 4/25/33 (b)(e)(h)		500,000	500,596
Class B, CME Term SOFR 3 Month Index + 1.810% 7.1363% 4/25/33 (b)(e)(h)		960,000	957,602
CIFC Funding Ltd.:
Series 2018-1A Class BR2, CME Term SOFR 3 Month Index + 1.660% 6.9595% 1/18/31 (e)(h)		250,000	250,015
Series 2021-7A Class B, CME Term SOFR 3 Month Index + 1.860% 7.1774% 1/23/35 (b)(e)(h)		3,800,000	3,782,433
Citi Mortgage Loan Trust Series 2007-1:
Class 1M2, CME Term SOFR 1 Month Index + 1.860% 7.1854% 10/25/37 (b)(h)		700,000	639,236
Class 2M2, CME Term SOFR 1 Month Index + 1.860% 7.1854% 10/25/37 (b)(h)		1,824,000	1,568,085
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7, 3.96% 10/13/30		5,400,000	5,197,833
CNH Equipment Trust Series 2023 A Class A2, 5.34% 9/15/26		2,063,905	2,060,708
College Ave Student Lns Series 2023-B Class A1A, 6.5% 6/25/54 (b)		351,464	362,133
College Ave Student Lns 2021-C Series 2021-C Class B, 7/26/55 (b)		449,000	393,296
Columbia Cent CLO 29 Ltd./Columbia Cent CLO 29 Corp. Series 2021-29A Class AR, CME Term SOFR 3 Month Index + 1.430% 6.7494% 10/20/34 (b)(e)(h)		5,895,000	5,888,586
Columbia Cent Clo 32 Ltd. / Coliseum Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.700% 7.0186% 7/24/34 (b)(e)(h)		7,340,000	7,342,356
Connecticut Avenue Securities Trust Series 2022-R01 Class 1M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.900% 7.2217% 12/25/41 (b)(e)(h)		1,500,000	1,510,383
Coof Securitization Trust 2014 Series 2014-1 Class A, 3.4517% 6/25/40 (b)(e)(o)		44,891	3,115
Corevest American Finance Series 2018-1 Class E, 5.9368% 6/15/51 (b)(e)		3,034,000	2,874,874
CoreVest American Finance Trust Series 2020-2:
Class A, 3.376% 5/15/52 (b)		54,640	53,056
Class B, 4.244% 5/15/52 (b)		3,444,135	3,308,726
Countrywide Asset Bd Ctf 06-11 Series 2006-11 Class 1AF4, 6.3% 12/25/35 (AMBAC Insured) (e)		1,459,737	1,357,365
Countrywide Home Loans, Inc.:
Series 2004-1 Class 3A, CME Term SOFR 1 Month Index + 0.670% 5.9954% 4/25/34 (e)(h)		8,675	8,558
Series 2004-6 Class M1, CME Term SOFR 1 Month Index + 1.010% 6.3354% 10/25/34 (e)(h)		4,168	4,067
Cps Auto Receivables Trust 202 Series 2023-D Class C, 7.17% 1/15/30 (b)		2,500,000	2,562,146
Credit Acceptance Auto Ln Trust 2023-3 Series 2023-3A Class C, 7.62% 12/15/33 (b)		4,000,000	4,088,581
Credit Acceptance Auto Loan Trust:
Series 2021-3A Class C, 1.63% 9/16/30 (b)		250,000	242,242
Series 2022-3A:
Class A, 6.57% 10/15/32 (b)		2,748,000	2,767,722
Class D, 9% 4/18/33 (b)		292,000	295,008
Series 2023-1A Class C, 7.71% 7/15/33 (b)		1,008,000	1,033,929
Series 2023-2A Class C, 7.15% 9/15/33 (b)		658,000	664,291
Series 2023-5A Class C, 7.3% 4/17/34 (b)		2,550,000	2,581,519
Crestline Denali CLO XVII, LLC Series 2018-1A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6356% 10/15/31 (b)(e)(h)		4,833,648	4,836,664
Crown Point CLO, Ltd. / Crown Point CLO LLC Series 2021-11A Class A, CME Term SOFR 3 Month Index + 1.380% 6.6981% 1/17/34 (b)(e)(h)		1,000,000	1,000,384
DataBank Issuer, LLC Series 2021-1A Class A2, 2.06% 2/27/51 (b)		564,627	512,139
DB Master Finance LLC Series 2017-1A Class A2II, 4.03% 11/20/47 (b)		6,873,280	6,545,464
Discover Card Execution Note Trust Series 2023 A1 Class A, 4.31% 3/15/28		3,700,000	3,650,717
Diversified Abs Phase Iii LLC Series 2022-1 Class A2, 4.875% 4/28/39 (b)		1,000,675	901,007
Dllaa 2023-1A Series 2023-1A:
Class A2, 5.93% 7/20/26 (b)		1,085,216	1,087,724
Class A3, 5.64% 2/22/28 (b)		2,091,000	2,112,687
Dominos Pizza Master Issuer LLC Series 2019-1A Class A2, 3.668% 10/25/49 (b)		1,196,160	1,089,814
Dryden 104 Clo Ltd. / Dryden 10 Series 2022-104A Class B1, CME Term SOFR 3 Month Index + 3.100% 8.4191% 8/20/34 (b)(e)(h)		300,000	301,971
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME Term SOFR 3 Month Index + 1.300% 6.6178% 4/20/35 (b)(e)(h)		4,007,000	4,011,324
Dryden CLO, Ltd. Series 2021-76A Class A1R, CME Term SOFR 3 Month Index + 1.410% 6.7294% 10/20/34 (b)(e)(h)		3,910,000	3,910,313
Dryden Senior Loan Fund:
Series 2020-78A Class A, CME Term SOFR 3 Month Index + 1.440% 6.7581% 4/17/33 (b)(e)(h)		5,400,000	5,402,716
Series 2021-72A Class BR, CME Term SOFR 3 Month Index + 1.910% 7.2186% 5/15/32 (b)(e)(h)		6,000,000	5,971,452
Series 2021-85A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7256% 10/15/35 (b)(e)(h)		5,160,000	5,167,766
Series 2021-90A Class A1A, CME Term SOFR 3 Month Index + 1.390% 6.7107% 2/20/35 (b)(e)(h)		3,054,000	3,054,003
DT Auto Owner Trust Series 2019-4A Class D, 2.85% 7/15/25 (b)		5,285	5,276
Dt Auto Owner Trust 2020-3 Series 2020-3A Class D, 1.84% 6/15/26 (b)		207,000	200,962
Dt Auto Owner Trust 2023-3 Series 2023-3A Class D, 7.12% 5/15/29 (b)		3,936,000	3,990,201
E3 2019-1 Series 2019-1 Class A, 3.1% 9/20/55 (b)		149,504	126,386
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6756% 4/15/31 (b)(e)(h)		2,460,000	2,460,967
Series 2021-2A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7256% 1/15/35 (b)(e)(h)		6,200,000	6,207,744
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, CME Term SOFR 3 Month Index + 1.510% 6.8256% 1/15/34 (b)(e)(h)		7,240,000	7,251,070
ECMC Group Student Loan Trust Series 2021-1A Class A1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.680% 6.0061% 11/25/70 (b)(e)(h)		641,697	629,576
Elara Hgv Timeshare Issuer 201 Series 2019-A Class C, 3.45% 1/25/34 (b)		30,740	29,165
Elara HGV Timeshare Issuer LLC Series 2017-A Class A, 2.69% 3/25/30 (b)		82,733	80,159
Elevation CLO, Ltd. Series 2021-13A Class A1, CME Term SOFR 3 Month Index + 1.450% 6.7656% 7/15/34 (b)(e)(h)		8,500,000	8,488,474
Elfi Graduate Ln Program 2023- Series 2023-A Class A, 6.37% 2/4/48 (b)		641,449	655,538
Elmwood CLO Ltd.:
Series 2021-2A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7294% 4/20/34 (b)(e)(h)		30,000,000	30,059,760
Series 2021-3A Class ER, CME Term SOFR 3 Month Index + 6.760% 12.0794% 10/20/34 (b)(e)(h)		400,000	399,935
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (b)		4,790,000	4,862,680
Equity One ABS, Inc. Series 2003-3 Class M2, 5.459% 12/25/33 (e)		837,043	650,595
Exeter Automobile Receivables:
Series 2020-2A Class D, 4.73% 4/15/26 (b)		34,491	34,400
Series 2020-3A Class D, 1.73% 7/15/26		109,283	108,350
Series 2023-4A:
Class D, 6.95% 12/17/29		1,205,000	1,229,979
Class E, 9.57% 2/18/31 (b)		1,015,000	1,070,641
Series 2023-5A Class D, 7.13% 2/15/30		1,467,000	1,510,642
Fhf Issuer Trust 2023-2 Series 2023-2A Class C, 7.97% 12/17/29 (b)		3,000,000	3,088,007
First Franklin Mortgage Loan Trust Series 2006-FF13 Class A1, CME Term SOFR 1 Month Index + 0.350% 5.6754% 10/25/36 (h)		36,098	24,590
Firstkey Homes 2020-Sfr2 Series 2020-SFR2:
Class F1, 3.017% 10/19/37 (b)		638,000	598,733
Class F2, 3.117% 10/19/37 (b)		570,000	533,655
Firstkey Homes 2022-Sfr1 Trust Series 2022-SFR1 Class E1, 5% 5/19/39 (b)		1,826,000	1,754,488
Firstkey Homes 2022-Sfr2 Trust Series 2022-SFR2 Class E2, 4.5% 7/17/39 (b)		497,000	457,360
Firstkey Homes 2022-SFR3 Trust Series 2022-SFR3:
Class E1, 3.5% 7/17/38 (b)		3,500,000	3,233,157
Class E2, 3.5% 7/17/38 (b)		229,000	209,913
FirstKey Homes Trust:
Series 2020-SFR1 Class F1, 3.638% 8/17/37 (b)		111,000	105,521
Series 2021-SFR1:
Class C, 1.888% 8/17/38 (b)		1,100,000	996,388
Class E2, 2.489% 8/17/38 (b)		292,000	261,695
Class F1, 3.238% 8/17/38 (b)		300,000	269,398
Class F2, 3.452% 8/17/38 (b)		1,500,000	1,334,660
Series 2021-SFR2 Class E2, 2.358% 9/17/38 (b)		1,763,000	1,566,016
Flagship Credit Auto Trust 201 Series 2019-2 Class D, 3.53% 5/15/25 (b)		88,466	87,998
Flagship Credit Auto Trust 202 Series 2023-2 Class C, 5.81% 5/15/29 (b)		180,000	179,337
Flagship Credit Auto Trust 2023-3 Series 2023-3 Class D, 6.58% 8/15/29 (b)		1,091,000	1,084,865
Flatiron Clo 18 Ltd. Series 2018-1A Class A, CME Term SOFR 3 Month Index + 1.210% 6.5281% 4/17/31 (b)(e)(h)		268,404	268,387
Flatiron CLO Ltd. Series 2021-1A:
Class A1, CME Term SOFR 3 Month Index + 1.370% 6.6812% 7/19/34 (b)(e)(h)		4,210,000	4,214,332
Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6673% 11/16/34 (b)(e)(h)		5,750,000	5,757,734
Class BR, CME Term SOFR 3 Month Index + 1.810% 7.1373% 11/16/34 (b)(e)(h)		600,000	599,979
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, CME Term SOFR 3 Month Index + 1.560% 6.8807% 11/20/33 (b)(e)(h)		7,413,000	7,430,146
Fmc Gmsr Issuer Trust:
Series 2020-GT1 Class A, 4.45% 1/25/26 (b)		438,000	397,994
Series 2021-GT1 Class B, 4.36% 7/25/26 (b)		234,042	194,423
Series 2021-GT2:
Class A, 3.85% 10/25/26 (b)		4,000,000	3,478,622
Class B, 4.44% 10/25/26 (b)		661,257	548,027
Series 2022-GT1:
Class A, 6.19% 4/25/27 (b)		4,292,553	4,141,148
Class B, 7.17% 4/25/27 (b)		675,797	628,510
Series 2022-GT2:
Class A, 7.9% 7/25/27 (b)		373,005	375,122
Class B, 10.07% 7/25/27 (b)		672,872	670,920
Ford Credit Auto Owner Trust Series 2021-1 Class C, 1.91% 10/17/33 (b)		1,190,000	1,094,452
Ford Credit Floorplan Master Owner Trust:
Series 2019-4 Class B, 2.64% 9/15/26		549,000	537,945
Series 2023-1 Class A1, 4.92% 5/15/28 (b)		5,800,000	5,774,112
Foundation Finance Trust 2020-1 Series 2020-1A Class C, 5.75% 7/16/40 (b)		136,000	126,309
Foundation Finance Trust 2023- Series 2023-2A:
Class A, 6.53% 6/15/49 (b)		326,975	331,264
Class B, 6.97% 6/15/49 (b)		2,000,000	2,046,319
Freed Abs Trust 2021-3Fp Series 2021-3FP Class D, 2.37% 11/20/28 (b)		2,279,478	2,226,311
FRTKL Series 2021-SFR1 Class F, 3.171% 9/17/38 (b)		128,000	113,503
Galaxy Xviii Clo Ltd. Series 2018-28A Class A1, CME Term SOFR 3 Month Index + 1.360% 6.6756% 7/15/31 (b)(e)(h)		621,047	621,498
Galaxy Xxvi Clo Ltd. / Galaxy X Series 2018-26A Class B, CME Term SOFR 3 Month Index + 1.960% 7.2874% 11/22/31 (b)(e)(h)		600,000	600,166
GE Capital Mortgage Services, Inc. Series 1999-HE1 Class A6, 6.7% 4/25/29		3,632	3,586
Generate Clo 4 Ltd. Series 2020-4A Class A1R, CME Term SOFR 3 Month Index + 1.350% 6.6694% 4/20/32 (b)(e)(h)		464,840	465,267
Gilbert Pk Clo Ltd. / Gilbert P Series 2017-1A Class A, CME Term SOFR 3 Month Index + 1.450% 6.7656% 10/15/30 (b)(e)(h)		167,713	167,772
Gls Auto Receivables Issuer Trust:
Series 2022-1A Class D, 3.97% 1/18/28 (b)		4,619,000	4,457,063
Series 2023-2A Class C, 5.69% 3/15/29 (b)		341,000	339,613
Gls Auto Receivables Trust 202 Series 2023-3A:
Class D, 6.44% 5/15/29 (b)		1,407,000	1,422,808
Class E, 9.27% 8/15/30 (b)		1,000,000	1,033,304
Gls Auto Select Receivables Trust Series 2023-1A Class B, 6.09% 3/15/29 (b)		175,000	177,497
GM Financial Automobile Leasing Series 2023-2 Class A2A, 5.44% 10/20/25		1,299,365	1,298,270
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28		2,830,000	2,846,931
GM Financial Consumer Automobile Receivables Series 2023 2 Class A3, 4.47% 2/16/28		4,381,000	4,332,444
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26		1,377,000	1,379,721
GoldenTree Loan Management U.S. CLO, Ltd. Series 2022-12A Class B, CME Term SOFR 3 Month Index + 1.950% 7.2678% 4/20/34 (b)(e)(h)		250,000	250,225
Goodgreen 2017-2 Trust Series 2017-2A Class A, 3.26% 10/15/53 (b)		137,367	122,295
Goodgreen 2018-1 Series 2018-1A Class A, 3.93% 10/15/53 (b)(e)		119,321	108,351
Goodgreen 2023-1 Series 2023-1A Class A, 5.9% 1/17/61 (b)		665,249	623,805
Goodleap Sustainable Home Solu Series 2023-3C Class A, 6.5% 7/20/55 (b)		952,753	975,607
Goodleap Sustainable Home Solutions Series 2023-4C Class A, 6.48% 3/20/57 (b)		1,765,830	1,798,862
Gracie Point International Fun:
Series 2023-1A Class A, U.S. 90-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.950% 7.3078% 9/1/26 (b)(e)(h)		104,995	105,388
Series 2023-2A Class A, U.S. 90-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.250% 7.6078% 3/1/27 (b)(e)(h)		1,028,000	1,036,800
Gracie Point International Funding Series 2024-1A Class A, U.S. 90-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.700% 1.7% 3/1/28 (b)(e)(h)		318,000	318,064
Granite Park Equipment Leasing Series 2023-1A Class E, 7% 6/20/35 (b)		1,587,000	1,362,215
Green Tree Financial Corp. Series 1998-4 Class M1, 6.83% 4/1/30		340,930	319,785
Greywolf CLO II, Ltd. Series 2021-1A Class A1SR, CME Term SOFR 3 Month Index + 1.400% 6.7165% 4/15/34 (b)(e)(h)		35,000,000	35,011,935
Gulf Stream Meridian 7 Ltd. / G Series 2022-7A Class A1, CME Term SOFR 3 Month Index + 1.360% 6.6765% 7/15/35 (b)(e)(h)		1,500,000	1,500,375
Harriman Park Clo Ltd. Series 2021-1A Class A1R, CME Term SOFR 3 Month Index + 1.380% 6.6994% 4/20/34 (b)(e)(h)		500,000	499,996
Harvest Sba Loan Trust 2021-1 Series 2021-1 Class A, CME Term SOFR 1 Month Index + 2.110% 7.4503% 4/25/48 (b)(e)(h)		30,789	30,571
Henley CLO IV DAC Series 2021-4A Class A, 3 month EURIBOR EURO INTER + 0.900% 4.848% 4/25/34 (b)(e)(h)	EUR	2,000,000	2,137,494
Hero Funding 2017-2 Series 2017-2A Class A2, 4.07% 9/20/48 (b)		57,275	51,279
Hero Funding 2017-3 Series 2017-3A:
Class A1, 3.19% 9/20/48 (b)		60,395	52,080
Class A2, 3.95% 9/20/48 (b)		49,850	44,130
Hero Funding Ii 2016-4B Series 2016-4B Class B, 4.99% 9/20/47 (b)		17,937	17,730
Hero Funding Iii Series 2017-1A Class A, 3.5% 9/21/43 (b)		65,563	60,665
Hero Funding Trust 2015-3 Series 2015-3A Class A, 4.28% 9/20/41 (b)		35,317	33,211
Hero Funding Trust 2016-3 Series 2016-3A Class A1, 3.08% 9/20/42 (b)		15,611	13,982
Hero Funding Trust 2017-1A Series 2017-1A Class A2, 4.46% 9/20/47 (b)		54,024	49,114
Hertz Vehicle Financing LLC 20 Series 2023-3A Class A, 5.94% 2/25/28 (b)		1,197,000	1,208,801
Hgi Cre Clo 2021-Florida3 Ltd. Series 2022-FL3 Class D, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.750% 9.0747% 4/20/37 (b)(e)(h)		320,500	315,641
Hig Rcp 2023-Florida1 LLC Series 2023-FL1 Class A, CME Term SOFR 1 Month Index + 2.270% 7.6072% 9/19/38 (b)(e)(h)		1,210,000	1,212,612
Hilton Grand Vacations Trust Series 2020-AA Class C, 6.42% 2/25/39 (b)		81,904	81,291
Hilton Grand Vacations Trust 2 Series 2023-1A Class C, 6.94% 1/25/38 (b)		3,626,821	3,635,296
Home Partners of America Trust:
Series 2019-2 Class E, 3.32% 10/19/39 (b)		270,986	236,540
Series 2021-3 Class E2, 3.347% 1/17/41 (b)		395,534	336,806
Home Re, Ltd. Series 2021-2 Class M1C, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.800% 8.1217% 1/25/34 (b)(e)(h)		990,000	1,000,359
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)		2,760,251	2,415,187
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)		6,844,420	6,122,850
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 1A1, CME Term SOFR 1 Month Index + 0.250% 5.5754% 1/25/37 (e)(h)		2,394,599	1,793,757
Hyundai Auto Receivables Trust Series 2023-B Class A3, 5.48% 4/17/28		1,443,000	1,451,238
Invesco CLO Ltd. Series 2021-3A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7094% 10/22/34 (b)(e)(h)		4,148,000	4,148,577
Invesco Euro CLO I DAC Series 2021-1A Class A1R, 3 month EURIBOR EURO INTER + 0.650% 4.592% 7/15/31 (b)(e)(h)	EUR	10,000,000	10,647,328
Jamestown CLO XIV Ltd. Series 2021-14A:
Class A1AR, CME Term SOFR 3 Month Index + 1.460% 6.7794% 10/20/34 (b)(e)(h)		13,000,000	12,999,116
Class A2R, CME Term SOFR 3 Month Index + 2.010% 7.3294% 10/20/34 (b)(e)(h)		10,600,000	10,600,392
Jonah Energy Abs I LLC Series 2022-1 Class A1, 7.2% 12/10/37 (b)		467,680	465,975
JPMorgan Chase Bank NA - CACLN Series 2021-2 Class E, 2.28% 12/26/28 (b)		135,112	132,857
Kgs-Alpha Sba Coof Trust 2013- Series 2013-2 Class A, 1.8898% 3/25/39 (b)(e)(o)		54,480	1,592
Kgs-Alpha Sba Coof Trust Ser 2012 Series 2012-2 Class A, 0.8062% 8/25/38 (b)(e)(o)		59,304	961
Kgs-Alpha Sba Coof Trust Serie Series 2012-4 Class A, 0.9315% 9/25/37 (b)(e)(o)		69,857	1,278
KKR CLO Ltd. Series 2022-41A Class A1, CME Term SOFR 3 Month Index + 1.330% 6.6465% 4/15/35 (b)(e)(h)		9,327,000	9,311,592
KKR Financial CLO Ltd. Series 2021-33A Class A, CME Term SOFR 3 Month Index + 1.430% 6.7494% 7/20/34 (b)(e)(h)		13,000,000	13,003,705
LCM XXIV Ltd. / LCM XXIV LLC Series 2021-24A Class AR, CME Term SOFR 3 Month Index + 1.240% 6.5594% 3/20/30 (b)(e)(h)		4,349,189	4,356,713
Lending Funding Trust 2020-2 Series 2020-2A:
Class A, 2.32% 4/21/31 (b)		3,750,000	3,474,511
Class D, 6.77% 4/21/31 (b)		3,455,000	3,167,664
Lendmark Funding Trust Series 2021-1A:
Class A, 1.9% 11/20/31 (b)		4,200,000	3,831,093
Class D, 5.05% 11/20/31 (b)		3,000,000	2,527,331
Lendmark Funding Trust 2021-2 Series 2021-2A Class D, 4.46% 4/20/32 (b)		3,000,000	2,428,730
Lendmark Funding Trust 2022-1 Series 2022-1A Class C, 6.6% 7/20/32 (b)		400,000	400,758
Lendmark Funding Trust 2023-1 Series 2023-1A Class D, 8.69% 5/20/33 (b)		1,939,000	2,002,651
Lendmark Funding Trust 2024-1 Series 2024-1A:
Class B, 5.88% 6/21/32 (b)		100,000	99,606
Class D, 7.21% 6/21/32 (b)		100,000	100,698
Lft Cre 2021-Florida1 Ltd. / Lft Cre Series 2021-FL1:
Class D, CME Term SOFR 1 Month Index + 2.560% 7.8821% 6/15/39 (b)(e)(h)		416,500	398,945
Class E, CME Term SOFR 1 Month Index + 3.060% 8.3821% 6/15/39 (b)(e)(h)		365,500	349,482
Louisiana Local Government Environment and Community Dev. Auth. Series 2022-2022A Class A2, 4.145% 2/1/33		260,000	250,624
LP Lms 2021-1 Asset Securitiza 0% 10/15/28 (b)		57,125	56,942
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6794% 1/22/35 (b)(e)(h)		6,180,000	6,175,229
Madison Park Funding Ltd. Series 2021-37A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.6456% 7/15/33 (b)(e)(h)		1,000,000	1,001,622
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.6956% 7/15/34 (b)(e)(h)		4,233,000	4,233,254
Madison Park Funding Xxxi Ltd. Series 2018-31A:
Class B, CME Term SOFR 3 Month Index + 1.960% 7.2774% 1/23/31 (b)(e)(h)		1,000,000	1,001,119
Class C, CME Term SOFR 3 Month Index + 2.410% 7.7274% 1/23/31 (b)(e)(h)		1,000,000	1,000,300
Madison Park Funding XXXIV, Ltd. Series 2021-34A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.7063% 4/25/32 (b)(e)(h)		10,000,000	9,991,550
Madison Park Funding XXXVIII, Ltd. Series 2021-38A Class A, CME Term SOFR 3 Month Index + 1.380% 6.6981% 7/17/34 (b)(e)(h)		12,500,000	12,518,825
Madison Pk Funding Xxx Ltd. / LLC Series 2018-30A Class A, CME Term SOFR 3 Month Index + 1.010% 6.3256% 4/15/29 (b)(e)(h)		516,477	515,942
Magnetite CLO LTD Series 2023-36A Class A, CME Term SOFR 3 Month Index + 1.800% 7.1178% 4/22/36 (b)(e)(h)		3,249,000	3,270,443
Magnetite CLO Ltd. Series 2021-27A Class AR, CME Term SOFR 3 Month Index + 1.400% 6.7194% 10/20/34 (b)(e)(h)		1,417,000	1,417,529
Magnetite XXIII, Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.7163% 1/25/35 (b)(e)(h)		4,904,000	4,903,985
Mariner Finance Issuance Trust:
Series 2021-AA Class E, 5.4% 3/20/36 (b)		4,500,000	3,868,649
Series 2021-BA Class E, 4.68% 11/20/36 (b)		3,000,000	2,514,745
Series 2022-AA:
Class A, 6.45% 10/20/37 (b)		954,000	957,081
Class D, 9.1% 10/20/37 (b)		337,000	341,758
Class E, 10.98% 10/20/37 (b)		2,400,000	2,430,366
Series 2023-AA:
Class A, 6.7% 10/22/35 (b)		1,364,000	1,383,699
Class B, 7.11% 10/22/35 (b)		733,000	746,844
Marlette Funding Trust 2023-2 Series 2023-2A Class C, 6.96% 6/15/33 (b)		193,000	194,990
MASTR Asset Backed Securities Trust Series 2005-WF1 Class M7, CME Term SOFR 1 Month Index + 1.830% 7.1604% 6/25/35 (e)(h)		1,816,559	1,833,817
Mastr Asset Backed South Carolina 2007-Ncw Series 2007-NCW Class A1, CME Term SOFR 1 Month Index + 0.410% 5.7354% 5/25/37 (Assured Guaranty Municipal Corp. Insured) (b)(e)(h)		1,131,147	972,391
Merchants Fleet Funding LLC Series 2023-1A Class A, 7.21% 5/20/36 (b)		5,600,000	5,640,809
Mercury Financial Credit Card Series 2023-1A Class A, 8.04% 9/20/27 (b)		4,463,000	4,507,638
Mid State Capital Corp. 05 1 Trust Series 2005-1 Class M1, 6.106% 1/15/40		24,202	23,834
Mid-State Capital Corp. 2006-1 Trust Series 2006-1:
Class A, 5.787% 10/15/40 (b)		19,737	19,298
Class M1, 6.083% 10/15/40 (b)		23,947	23,417
Milos CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.6494% 10/20/30 (b)(e)(h)		6,955,170	6,965,658
Morgan Stanley ABS Capital I Trust:
Series 2003-SD1 Class M1, CME Term SOFR 1 Month Index + 2.360% 7.6854% 3/25/33 (h)		3,362	3,269
Series 2006-HE4 Class A4, CME Term SOFR 1 Month Index + 0.590% 5.9154% 6/25/36 (h)		3,459,568	1,726,486
Series 2007-NC3 Class A2D, CME Term SOFR 1 Month Index + 0.370% 5.6954% 5/25/37 (e)(h)		1,943,159	1,428,919
Morgan Stanley Mortgage Series 2006-16AX Class 2A3, CME Term SOFR 1 Month Index + 0.610% 5.9503% 11/25/36 (h)		41,993	11,464
Morgan Stanley Mtg Ln Trust 7-3Xs Series 2017-3XS Class 2A4S, 6.4631% 1/25/47		840,148	295,950
Mosaic Solar Loan Trust 23-4 Series 2023-4A Class A, 6.4% 5/20/53 (b)		241,549	249,822
Multi-Family 1 LLC Series 2024-FL14 Class A, CME Term SOFR 1 Month Index + 1.730% 7.0546% 3/19/39 (b)(e)(h)		100,000	99,844
Mvw 2019-1 LLC Series 2019-1A:
Class B, 3% 11/20/36 (b)		86,972	84,006
Class C, 3.33% 11/20/36 (b)		36,733	35,245
Mvw 2022-2 LLC Series 2022-2A Class D, 9% 10/21/41 (b)		378,680	377,367
Navient Student Loan Trst Series 2023-BA:
Class A1A, 6.48% 3/15/72 (b)		183,291	185,532
Class A1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.700% 7.0247% 3/15/72 (b)(e)(h)		254,974	257,213
Navient Student Loan Trust:
Series 2015-1 Class A2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.710% 6.0361% 4/25/40 (e)(h)		2,026,665	1,981,580
Series 2016-2A Class A3, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.610% 6.9361% 6/25/65 (b)(e)(h)		1,088,134	1,104,061
Series 2017-3A Class A3, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.160% 6.4861% 7/26/66 (b)(e)(h)		3,263,012	3,272,796
Nelnet Student Ln Trust 2021-A Series 2021-A Class B1, 2.85% 4/20/62 (b)		142,000	117,078
Nelnet Student Loan Trust Series 2013-1 Class A6, CME Term SOFR 3 Month Index + 0.710% 6.0335% 8/23/36 (b)(e)(h)		4,680,192	4,624,202
Nelnet Student Loan Trust 2023-Pl1 Series 2023-PL1A Class A1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.250% 7.5717% 11/25/53 (b)(e)(h)		182,873	183,330
Neuberger Berman Loan Advisers:
Series 2019-35A Class A1, CME Term SOFR 3 Month Index + 1.600% 6.9112% 1/19/33 (b)(e)(h)		2,000,000	2,002,688
Series 2020-39A Class B, CME Term SOFR 3 Month Index + 1.860% 7.1794% 1/20/32 (b)(e)(h)		600,000	600,112
Series 2021-45A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7056% 10/14/35 (b)(e)(h)		500,000	500,849
Series 2024-35A Class ANR, CME Term SOFR 3 Month Index + 1.300% 0% 1/19/33 (b)(e)(h)		2,000,000	2,001,058
Neuberger Berman Loan Advisers CLO, Ltd. Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.180% 6.4795% 10/18/30 (b)(e)(h)		563,970	564,532
New Century Home Equity Loan Trust Series 2003-5 Class AI6, 4.8599% 11/25/33		5,743	5,474
Newcastle Mortgage Securities Trust Series 2007-1 Class 2A3, CME Term SOFR 1 Month Index + 0.340% 5.6654% 4/25/37 (h)		2,001,308	1,950,009
Newrez LLC / Newres Gmsr Exces Series 2021-GNT1 Class A, 3.474% 11/25/26 (b)		2,043,714	1,867,856
Nissan Auto Lease Trust 2023-B Series 2023-B Class A4, 5.61% 11/15/27		270,000	270,791
Northwoods Capital XV, Ltd. Series 2021-15A Class A1R, CME Term SOFR 3 Month Index + 1.470% 6.842% 6/20/34 (b)(e)(h)		23,750,000	23,749,074
Nrz Excess Spread-Collateraliz Series 2020-PLS1 Class A, 3.844% 12/25/25 (b)		154,465	147,833
Nrz Fht Excess LLC Series 2020-FHT1 Class A, 4.212% 11/25/25 (b)		751,382	721,325
Oak Hill Credit Partners X-R, Ltd. Series 2021-10RA, Class BR, CME Term SOFR 3 Month Index + 1.810% 7.1294% 4/20/34 (b)(e)(h)		2,000,000	2,000,230
OCP CLO Ltd. Series 2021-18A Class AR, CME Term SOFR 3 Month Index + 1.350% 6.6694% 7/20/32 (b)(e)(h)		18,000,000	18,007,794
Octagon Investment Partners 20-R, Ltd. Series 2021-4A Class BR, CME Term SOFR 3 Month Index + 1.960% 7.263% 5/12/31 (b)(e)(h)		2,500,000	2,493,770
Octagon Investment Partners 31, Ltd. / Octagon Investment Partners 31 LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.310% 6.6294% 7/20/30 (b)(e)(h)		2,199,904	2,201,635
Octagon Investment Partners Xxi Ltd. Series 2021-1A Class AAR3, CME Term SOFR 3 Month Index + 1.260% 6.6393% 2/14/31 (b)(e)(h)		500,000	500,313
Octane Receivables Trust 2023 Series 2023-2A Class C, 6.24% 6/20/31 (b)		2,589,000	2,577,853
OHA Credit Funding Ltd. Series 2021-9A Class B, CME Term SOFR 3 Month Index + 1.960% 7.2712% 7/19/35 (b)(e)(h)		250,000	250,091
Onemain Financial Issuance Tru Series 2023-2A:
Class B, 6.17% 9/15/36 (b)		5,714,000	5,781,323
Class C, 6.74% 9/15/36 (b)		1,300,000	1,314,975
Class D, 7.52% 9/15/36 (b)		2,400,000	2,458,504
Onemain Financial Issuance Trust 2020- Series 2020-2A Class B, 2.21% 9/14/35 (b)		1,050,000	936,349
Oportun Funding XIV, LLC Series 2021-A Class A, 1.21% 3/8/28 (b)		340,153	326,152
Oportun Issuance Trust 2021-B Series 2021-B:
Class B, 1.96% 5/8/31 (b)		184,000	172,805
Class C, 3.65% 5/8/31 (b)		2,947,000	2,763,429
Oportun Issuance Trust 2021-C Series 2021-C Class A, 2.18% 10/8/31 (b)		5,000,000	4,698,704
Oportun Issuance Trust 2022-2 Series 2022-2 Class C, 9.36% 10/9/29 (b)		235,000	235,767
Oportun Issuance Trust 2022-3 Series 2022-3 Class C, 10.147% 1/8/30 (b)		228,000	231,002
Oportun Issuance Trust 2022-A Series 2022-A:
Class A, 5.05% 6/9/31 (b)		351,000	347,409
Class C, 7.4% 6/9/31 (b)		160,000	154,946
Palmer Square Clo 2015-2 Ltd. Series 2020-2A Class CR2, CME Term SOFR 3 Month Index + 3.010% 8.3294% 7/20/30 (b)(e)(h)		700,000	697,710
Palmer Square CLO, Ltd. Series 2021-1A Class A1, CME Term SOFR 3 Month Index + 1.450% 6.7694% 4/20/34 (b)(e)(h)		3,000,000	3,004,074
Palmer Square Loan Funding, Ltd. Series 2021-2A Class B, CME Term SOFR 3 Month Index + 1.660% 6.9807% 5/20/29 (b)(e)(h)		250,000	250,072
Park Avenue Institutional Advisers CLO Ltd. / Park Avenue Institutional Advisers CLO LLC Series 2021-1A Class A1AR, CME Term SOFR 3 Month Index + 1.260% 6.5794% 10/20/31 (b)(e)(h)		12,690,227	12,700,036
Park Avenue Institutional Advisers CLO, Ltd. Series 2021-1A Class A1R, CME Term SOFR 3 Month Index + 1.500% 6.8081% 2/14/34 (b)(e)(h)		2,000,000	2,000,174
Peace Park CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7094% 10/20/34 (b)(e)(h)		5,651,000	5,651,090
PFS Financing Corp. Series 2022-D Class B, 4.9% 8/15/27 (b)		1,047,000	1,026,105
Pikes Peak Clo 6 / Pikes Peak Series 2021-6A Class DR2, CME Term SOFR 3 Month Index + 3.360% 8.6807% 5/18/34 (b)(e)(h)		935,000	935,068
Planet Fitness Master Issuer LLC:
Series 2019-1A Class A2, 3.858% 12/5/49 (b)		5,966,400	5,397,897
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)		4,603,995	4,286,980
Class A2II, 4.008% 12/5/51 (b)		4,114,710	3,612,132
Pret 2021-Npl6 LLC Series 2021-NPL6 Class A1, 2.4871% 7/25/51 (b)(e)		270,953	266,847
Pret 2023-Rn2 LLC Series 2023-RN2 Class A1, 8.1115% 11/25/53 (b)		297,324	298,524
Pretium Mtg Credit Partners I 2021:
Series 2021-NPL1:
Class A1, 2.2395% 9/27/60 (b)		434,360	426,603
Class A2, 4.2128% 9/27/60 (b)		453,457	411,093
Series 2021-NPL4 Class A1, 2.3633% 10/27/60 (b)(e)		237,773	231,616
Progress Residential:
Series 2020-SFR2:
Class B, 2.578% 6/17/37 (b)		353,000	338,331
Class C, 3.077% 6/17/37 (b)		266,000	255,753
Class D, 3.874% 6/17/37 (b)		282,000	272,999
Series 2021-SFR2 Class GREG, 0% 6/17/37 (b)(p)		568,000	511,064
Series 2022-SFR3:
Class D, 4.45% 4/17/39 (b)		4,705,000	4,456,786
Class E2, 5.6% 4/17/39 (b)		588,000	560,061
Class F, 6.6% 4/17/39 (b)		335,000	318,588
Series 2023-SFR1 Class E1, 6.15% 3/17/40 (b)		1,822,000	1,769,679
Progress Residential 2021-Sfr1 Series 2021-SFR1 Class F, 2.757% 4/17/38 (b)		351,000	316,548
Progress Residential 2022-Sfr1 Series 2022-SFR1 Class E1, 3.93% 2/17/41 (b)		479,000	424,244
Progress Residential 2023-Sfr2 Series 2023-SFR2:
Class D, 4.5% 10/17/28 (b)		2,550,000	2,374,709
Class E1, 4.75% 10/17/28 (b)		4,531,000	4,154,576
Progress Residential Trust:
Series 2020-SFR3:
Class F, 2.796% 10/17/27 (b)		292,000	273,323
Class G, 4.105% 10/17/27 (b)		204,000	193,230
Series 2021-SFR11 Class E1, 3.378% 1/17/39 (b)		4,000,000	3,438,501
Series 2021-SFR2 Class E2, 2.647% 4/19/38 (b)		443,000	404,724
Series 2021-SFR3:
Class E2, 2.688% 5/17/26 (b)		281,728	256,841
Class F, 3.436% 5/17/26 (b)		1,500,000	1,372,784
Series 2021-SFR8:
Class E1, 2.382% 10/17/38 (b)		722,000	646,281
Class F, 3.181% 10/17/38 (b)		4,000,000	3,562,346
Series 2022-SFR2 Class E2, 4.8% 4/17/27 (b)		643,616	598,604
Prpm 2023-Rcf2 LLC Series 2023-RCF2 Class A1, 4% 11/25/53 (b)		1,531,532	1,463,619
Rad CLO Ltd. Series 2024-7A:
Class B1R, CME Term SOFR 3 Month Index + 1.900% 0% 4/17/36 (b)(e)(h)		250,000	250,238
Class CR, CME Term SOFR 3 Month Index + 2.600% 0% 4/17/36 (b)(e)(h)		250,000	250,339
Ready Capital Mortgage Financi Series 2023-FL11 Class A, CME Term SOFR 1 Month Index + 2.370% 7.6949% 10/25/39 (b)(e)(h)		870,488	872,540
Recette CLO, Ltd. Series 2021-1A Class ARR, CME Term SOFR 3 Month Index + 1.340% 6.6594% 4/20/34 (b)(e)(h)		4,700,000	4,699,897
Redwood Funding Trust 2023-1 Series 2023-1 Class A, 7.5% 7/25/59 (b)		218,052	216,261
Regata Xii Funding Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6756% 10/15/32 (b)(e)(h)		1,000,000	1,001,090
Regatta XX Funding Ltd. Series 2021-2A Class A, CME Term SOFR 3 Month Index + 1.420% 6.7356% 10/15/34 (b)(e)(h)		908,889	907,562
Regional Management Issuance T Series 2021-1:
Class B, 2.42% 3/17/31 (b)		239,000	221,811
Class D, 5.07% 3/17/31 (b)		800,000	723,781
Regional Management Issuance Trust 2022:
Series 2022-1 Class A, 3.07% 3/15/32 (b)		193,000	184,479
Series 2022-2B Class A, 7.1% 11/17/32 (b)		253,000	255,505
Renew 2017-1 Series 2017-1A:
Class A, 3.67% 9/20/52 (b)		26,500	24,106
Class B, 5.75% 9/20/52 (b)		19,194	18,500
Renew 2017-2 Series 2017-2A Class A, 3.22% 9/22/53 (b)		288,146	255,246
Renew 2023-1 Series 2023-1A Class A, 5.9% 11/20/58 (b)		3,013,822	2,945,668
Rocket Mortgage Trust Series 2024-CES1 Class A1A, 6.025% 2/25/44 (b)		1,900,000	1,895,909
Rockland Park CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.380% 6.6994% 4/20/34 (b)(e)(h)		7,250,000	7,253,560
Romark CLO-IV Ltd. / Romark CLO-IV LLC Series 2021-4A Class A1, CME Term SOFR 3 Month Index + 1.430% 6.7574% 7/10/34 (b)(e)(h)		13,250,000	13,250,133
RR Ltd. Series 2022-7A Class A1AB, CME Term SOFR 3 Month Index + 1.340% 6.6565% 1/15/37 (b)(e)(h)		7,731,000	7,730,869
Rr15 Ltd. / Rr15 LLC Series 2021-15A Class A2, CME Term SOFR 3 Month Index + 1.710% 7.0256% 4/15/36 (b)(e)(h)		1,000,000	997,399
Santander Drive Auto Receivabl:
Series 2023-2 Class C, 5.47% 12/16/30		740,000	736,700
Series 2023-6 Class C, 6.4% 3/17/31		500,000	512,953
Santander Drive Auto Receivables Trust:
Series 2021-1 Class D, 1.13% 11/16/26		2,018,844	1,971,314
Series 2022-6 Class D, 5.69% 2/18/31		3,300,000	3,277,657
Santander Revolving Auto Loan Series 2019-A:
Class A, 2.51% 1/26/32 (b)		957,000	934,145
Class C, 3% 1/26/32 (b)		314,000	305,985
Class D, 3.45% 1/26/32 (b)		219,000	213,517
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)		4,969,857	4,396,087
Class B, 4.335% 3/15/40 (b)		543,545	410,714
Saratoga Investment Corp. CLO, Ltd. / Saratoga Investment Corp. CLO, Inc. Series 2021-1A Class AR3, CME Term SOFR 3 Month Index + 1.580% 6.8994% 4/20/33 (b)(e)(h)		12,000,000	12,001,620
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)		8,004,000	7,823,549
1.884% 7/15/50 (b)		2,753,000	2,565,726
2.328% 7/15/52 (b)		2,105,000	1,843,989
Scf Equipment Leasing 2023-1 L Series 2023-1A Class B, 6.37% 5/20/32 (b)		2,500,000	2,560,783
Securitized Asset Backed Receivables LLC Trust Series 2006-CB5 Class A3, CME Term SOFR 1 Month Index + 0.390% 5.7154% 6/25/36 (e)(h)		2,149,120	1,396,393
Sesac Finance LLC 2022-1 Series 2024-1 Class A2, 6.421% 1/25/54 (b)		53,000	53,013
Sierra Timeshare 2022-1 Receiv Series 2022-1A Class D, 6% 10/20/38 (b)		204,485	194,487
Sierra Timeshare 2023-1 Receiv Series 2023-1A Class D, 9.8% 1/20/40 (b)		1,310,217	1,325,712
Sierra Timeshare 2023-2 Receiv Series 2023-2A Class D, 9.72% 4/20/40 (b)		891,081	907,040
Sierra Timeshare 2023-3 Receiv Series 2023-3A Class D, 9.44% 9/20/40 (b)		744,603	747,071
Signal Peak Clo 5 Ltd. Series 2018-5A Class B, CME Term SOFR 3 Month Index + 1.710% 7.0363% 4/25/31 (b)(e)(h)		1,000,000	998,326
Sixth Street Clo Xx Ltd. Series 2021-20A Class A1, CME Term SOFR 3 Month Index + 1.420% 6.7394% 10/20/34 (b)(e)(h)		1,000,000	1,001,094
Sound Point CLO VII-R, Ltd. Series 2021-3RA Class A1R, CME Term SOFR 3 Month Index + 1.330% 6.6474% 10/23/31 (b)(e)(h)		10,250,000	10,258,846
Soundview Home Equity Loan Trust:
Series 2005-OPT3 Class M4, CME Term SOFR 1 Month Index + 1.130% 6.4554% 11/25/35 (e)(h)		45,000	31,927
Series 2007-OPT1 Class 2A1, CME Term SOFR 1 Month Index + 0.190% 5.5154% 6/25/37 (e)(h)		21,370	13,852
Soundview Home Loan Trust Series 2007-NS1 Class M1, CME Term SOFR 1 Month Index + 0.460% 5.7854% 1/25/37 (h)		31,214	28,314
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/51 (b)		1,480,000	1,245,193
SYMP Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.6358% 4/23/35 (b)(e)(h)		7,640,000	7,646,234
Symphony Clo 38 Ltd. Series 2023-38A Class C1, CME Term SOFR 3 Month Index + 2.900% 8.2186% 4/24/36 (b)(e)(h)		500,000	500,613
Symphony CLO XIX, Ltd. / Symphony CLO XIX LLC Series 2018-19A Class A, CME Term SOFR 3 Month Index + 1.220% 6.5356% 4/16/31 (b)(e)(h)		2,510,244	2,510,211
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6356% 7/15/32 (b)(e)(h)		768,000	768,508
TCI-Symphony CLO Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.190% 6.5056% 7/15/30 (b)(e)(h)		509,435	509,943
TCW CLO, Ltd. / TCW CLO, LLC Series 2021-1A Class A1RR, CME Term SOFR 3 Month Index + 1.420% 6.7394% 4/20/34 (b)(e)(h)		5,500,000	5,499,610
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2954% 9/25/34 (e)(h)		3,163	3,151
Tesla Auto Lease Trust 2023-B Series 2023-B Class A4, 6.22% 3/22/27 (b)		2,888,000	2,910,097
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)		3,262,000	3,280,640
TH MSR Issuer Trust Series 2019-FT1 Class A, CME Term SOFR 1 Month Index + 2.910% 8.2354% 6/25/24 (b)(e)(h)		650,000	643,791
Theorem Funding Trust 2022-2 Series 2022-2A Class A, 6.06% 12/15/28 (b)		211,642	210,821
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(e)		6,915,089	6,050,841
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)		7,548,802	6,435,731
Towd Point Mortgage Trust Series 2024-CES1 Class A1A, 5.848% 1/25/64 (b)		991,178	989,790
Toyota Lease Owner Trust:
Series 2023 A:
Class A2, 5.3% 8/20/25 (b)		2,416,547	2,413,482
Class A3, 4.93% 4/20/26 (b)		3,341,000	3,326,824
Series 2024-A Class A3, 5.25% 4/20/27 (b)		3,315,000	3,314,147
Tralee CLO VII Ltd. / Tralee CLO VII LLC Series 2021-7A Class A1, CME Term SOFR 3 Month Index + 1.580% 6.9063% 4/25/34 (b)(e)(h)		12,000,000	12,010,152
Trestles Clo V Ltd. / Trestles Series 2021-5A Class A1, CME Term SOFR 3 Month Index + 1.430% 6.7494% 10/20/34 (b)(e)(h)		3,500,000	3,500,175
Tricon American Homes:
Series 2019-SFR1 Class F, 3.745% 3/17/38 (b)		204,000	192,580
Series 2020-SFR1 Class E, 3.544% 7/17/38 (b)		800,000	750,475
Trimaran Cavu 2019-1 Ltd. / Tri Series 2019-1A Class A1, CME Term SOFR 3 Month Index + 1.720% 7.0394% 7/20/32 (b)(e)(h)		1,000,000	1,000,190
Upstart Securitization Trust Series 2022-1 Class A, 3.12% 3/20/32 (b)		969,375	961,024
Valley Stream Park Clo Ltd. Series 2023-1A Class ER, CME Term SOFR 3 Month Index + 6.850% 12.1678% 10/20/34 (b)(e)(h)		1,000,000	1,000,520
VCAT Asset Securitization, LLC Series 2021-NPL3 Class A1, 1.743% 5/25/51 (b)(e)		88,874	85,487
Venture 43 CLO, Ltd. Series 2021-43A Class A1, CME Term SOFR 3 Month Index + 1.500% 6.8156% 4/15/34 (b)(e)(h)		15,200,000	15,201,459
Verdant Receivables 2023-1 LLC Series 2023-1A Class A2, 6.24% 1/13/31 (b)		2,655,286	2,657,782
Vericrest Opportunity Loan Transferee Series 2021-NP11 Class A1, 1.8678% 8/25/51 (b)		4,198,575	4,034,846
Verizon Master Trust Series 2023 2 Class A, 4.89% 4/13/28		2,100,000	2,088,827
Volt 2021-Npl5 Series 2021-NPL5 Class A1, 5.1157% 3/27/51 (b)		503,982	492,954
Volt C LLC Series 2021-NPL9 Class A1, 1.9918% 5/25/51 (b)		385,490	370,553
Volt Ci LLC Series 2021-NP10 Class A1, 1.9918% 5/25/51 (b)		1,313,878	1,259,223
Volt Xciii LLC Series 2021-NPL2 Class A1, 4.8925% 2/27/51 (b)(e)		1,432,005	1,388,910
VOLT XCIV LLC Series 2021-NPL3 Class A1, 5.2395% 2/27/51 (b)(e)		5,949,753	5,812,684
Volt Xcix LLC Series 2021-NPL8 Class A1, 2.1157% 4/25/51 (b)		266,495	258,711
Volt Xcv LLC Series 2021-NPL4 Class A1, 5.2396% 3/27/51 (b)		134,294	131,409
Volt Xcvii LLC Series 2021-NPL6 Class A1, 2.2395% 4/25/51 (b)		316,412	309,736
Voya Clo 2017-3A Ltd. Series 2021-3A Class DR, CME Term SOFR 3 Month Index + 7.210% 12.5294% 4/20/34 (b)(e)(h)		250,000	236,131
Voya Clo 2018-3 Ltd. Series 2018-3A Class A1A, CME Term SOFR 3 Month Index + 1.410% 6.7256% 10/15/31 (b)(e)(h)		458,292	458,565
Voya CLO Ltd. Series 2019-2A Class A, CME Term SOFR 3 Month Index + 1.530% 6.8494% 7/20/32 (b)(e)(h)		8,868,000	8,883,164
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.7312% 7/19/34 (b)(e)(h)		15,930,000	15,931,115
Series 2021-3A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7294% 10/20/34 (b)(e)(h)		7,430,000	7,436,813
Voya CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7256% 7/16/34 (b)(e)(h)		3,924,000	3,924,596
WaMu Asset-Backed Certificates Series 2007-HE2:
Class 2A2, CME Term SOFR 1 Month Index + 0.300% 5.6254% 4/25/37 (h)		2,444,498	912,456
Class 2A3, CME Term SOFR 1 Month Index + 0.250% 5.6854% 4/25/37 (e)(h)		2,770,776	1,000,886
Class 2A4, CME Term SOFR 1 Month Index + 0.360% 5.7954% 4/25/37 (e)(h)		1,267,824	457,963
Wamu Asset-Backed Ctfs 07-He1 Series 2007-HE1 Class 2A3, CME Term SOFR 1 Month Index + 0.260% 5.5854% 1/25/37 (e)(h)		1,646,098	759,328
WaMu Mortgage pass-thru certificates Series 2006-HE1 Class 2A4, CME Term SOFR 1 Month Index + 0.670% 5.9954% 4/25/36 (h)		251,664	250,406
Welk Resorts 2019-A LLC Series 2019-AA Class C, 3.34% 6/15/38 (b)		48,367	45,775
Wells Fargo Card Issuance Trust Series 2024-A1 Class A, 4.94% 2/15/29		5,100,000	5,100,000
Westgate Resorts 2020-1 LLC Series 2020-1A Class C, 6.213% 3/20/34 (b)		59,348	58,935
Westlake Automobile Receivable:
Series 2023-3A:
Class C, 6.02% 9/15/28 (b)		1,900,000	1,909,088
Class D, 6.47% 3/15/29 (b)		2,169,000	2,191,695
Series 2023-4A Class D, 7.19% 7/16/29 (b)		2,100,000	2,150,539
Wheels Fleet Lease Funding 1 L Series 2023-2A Class A, 6.46% 8/18/38 (b)		12,000,000	12,107,008
Willis Engine Structured Trust Vi Series 2023-A Class A, 8% 10/15/48 (b)		1,168,446	1,214,799
World Omni Auto Receivables Trust:
Series 2023 B:
Class A2A, 5.25% 11/16/26		1,395,138	1,393,235
Class A3, 4.66% 5/15/28		3,538,000	3,503,908
Series 2023-C Class A3, 5.15% 11/15/28		1,693,000	1,694,080
TOTAL ASSET-BACKED SECURITIES (Cost $1,275,636,797)			1,266,425,255

Collateralized Mortgage Obligations - 0.9%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.5%
Admt 2023-Nqm5 A1 Series 2023-NQM5 Class A1, 7.049% 11/25/68 (b)	381,665	386,854
Ajax Mortgage Loan Trust sequential payer:
Series 2021-B Class A, 2.239% 6/25/66 (b)(e)	413,364	402,739
Series 2021-E Class A1, 1.74% 12/25/60 (b)	1,480,012	1,256,266
Alternative Loan Trust:
floater Series 2007-OH3 Class A1B, CME Term SOFR 1 Month Index + 0.550% 5.8754% 9/25/47 (h)	1,753,704	1,569,701
Series 2006-28CB Class A14, 6.25% 10/25/36	46,451	23,247
Alternative Loan Trust 2007-Oa floater Series 2007-OA10 Class 2A1, CME Term SOFR 1 Month Index + 0.610% 5.9354% 9/25/47 (e)(h)	5,169,159	801,381
American Hm Mtg Investment Trust 2007-1 floater Series 2007-1 Class GA1C, CME Term SOFR 1 Month Index + 0.300% 5.6254% 5/25/47 (h)	1,214,256	686,936
Anchor Mtg Trust 2021-Rtl1 sequential payer Series 2021-1 Class A2, 3.65% 10/25/26 (b)	376,000	371,792
Angel Oak Mortgage Trust Series 2021-6 Class A1, 1.458% 9/25/66 (b)	3,311,228	2,675,177
Angel Oak Mortgage Trust 2023- Series 2023-7 Class A1, 4.8% 11/25/67 (b)	495,956	481,104
Angel Oak Mortgage Trust 2024- Series 2024-1 Class A1, 5.21% 8/25/68 (b)	81,446	79,518
Banc America Funding 2007-3 Trust floater Series 2007-3 Class TA8, CME Term SOFR 1 Month Index + 0.290% 5.6154% 4/25/37 (e)(h)	1,373,765	1,121,578
Banc of America Alternative Loan Trust Series 2004-6 Class 4A1, 5% 5/25/48	277	230
Banc of America Funding Corp.:
planned amortization class Series 2005-5 Class 3A5, 5.5% 8/25/35	18,399	17,479
Series 2005-7 Class 30PO, 0% 11/25/35 (d)(p)	599	431
Banc of America Mortgage Securities, Inc.:
Series 2003-8 Class 1CB1, 5.5% 10/25/33	187,822	179,117
Series 2004-F Class 1A1, 5.2643% 7/25/34 (e)	1,359	1,293
BCAP LLC Trust sequential payer Series 2010-RR4 Class 31A6, 5.8304% 1/26/37 (b)(e)	2,890,239	2,056,940
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-7 Class 3A, 5.6176% 10/25/33 (e)	288	283
Bear Stearns Asset Backed Securities I Trust floater:
Series 2006-AC2 Class 1A1, CME Term SOFR 1 Month Index + 0.460% 5.7854% 3/25/36 (e)(h)	133,276	36,163
Series 2006-IM1 Class A3, CME Term SOFR 1 Month Index + 0.670% 5.9954% 4/25/36 (h)	569,334	524,981
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)	4,086,579	3,691,982
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(e)	974,451	949,058
BRAVO Residential Funding Trust sequential payer Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)	7,023,622	6,237,162
Bravo Residential Funding Trust 2023- Series 2023-NQM6 Class A2, 6.956% 9/25/63 (b)	949,325	957,841
Cascade Funding Mortgage Trust:
Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(e)	1,980,304	1,844,376
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	1,345,971	1,328,174
Series 2021-HB7 Class A, 1.1512% 10/27/31 (b)	2,775,472	2,688,116
Cascade Mh Asset Trust 2022-Mh1 Series 2022-MH1 Class M, 4.25% 8/25/54 (b)	445,756	352,682
CFMT Series 2022-HB10 Class A, 3.25% 11/25/35 (b)	3,165,057	3,064,216
Cfmt 2022-Ebo2 sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)	429,191	426,171
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	4,227,814	4,157,210
Chase Mortgage Finance Trust:
Series 2007-A1 Class 3A1, 5.136% 2/25/37 (e)	348,380	326,465
Series 2007-A2 Class 2A1, 5.8169% 6/25/35 (e)	8,200	7,810
CHL Mortgage Pass Through Trust sequential payer Series 2007-9:
Class A1, 5.75% 7/25/37	53,068	25,104
Class A11, 5.75% 7/25/37	29,027	14,422
Chl Mtg Pass Through Trust 2007-4 planned amortization class Series 2007-4 Class 1A47, 6% 5/25/37	744,458	326,504
Chl Mtg Pass-Through Trust 2007-3 Series 2007-3 Class A17, 6% 4/25/37	959,738	459,341
Chl Mtg Pass-Through Trust 2007-8 sequential payer Series 2007-8:
Class 1A12, 5.875% 1/25/38	848,463	389,418
Class 1A24, 6% 1/25/38	262,472	122,689
CIM Trust:
sequential payer:
Series 2021-R1 Class A2, 2.4% 8/25/56 (b)	4,860,973	4,226,460
Series 2021-R4 Class A1A, 2% 5/1/61 (b)	6,528,605	5,678,476
Series 2021-R5 Class A1A, 2% 8/25/61 (b)(e)	6,183,782	5,117,123
Series 2022-NR1 Class A1, 5% 7/25/62 (b)	3,532,297	3,426,869
Citigroup Mortgage Loan Trust:
floater:
Series 2004-HYB4 Class AA, CME Term SOFR 1 Month Index + 0.440% 5.7654% 12/25/34 (e)(h)	537	499
Series 2007-6 Class 2A1, CME Term SOFR 1 Month Index + 0.610% 5.9354% 5/25/37 (e)(h)	80,495	72,379
Series 2004-UST1 Class A3, 6.0981% 8/25/34 (e)	796	752
Series 2005-9 Class 22A1, 6% 11/25/35	1,036,022	962,572
Connecticut Ave Securities Trust 2019-R floater Series 2019-R07 Class 1B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.510% 8.8361% 10/25/39 (b)(e)(h)	3,464,298	3,576,265
Connecticut Ave Securities Trust 2023-R Series 2023-R06 Class 1M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.700% 8.0217% 7/25/43 (b)(e)(h)	2,500,000	2,579,358
Connecticut Avenue Securities floater:
Series 2022-R03 Class 1B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 6.250% 11.5717% 3/25/42 (b)(e)(h)	130,000	144,060
Series 2023-R01 Class 1M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.400% 7.7213% 12/25/42 (b)(e)(h)	838,819	859,103
Connecticut Avenue Securities Trust floater:
Series 2020-R01 Class 1M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.160% 7.4861% 1/25/40 (b)(e)(h)	244,196	247,910
Series 2022-R08 Class 1B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 5.600% 10.9217% 7/25/42 (b)(e)(h)	1,500,000	1,642,261
Countrywide Home Loans, Inc.:
floater Series 2006-OA2 Class A5, CME Term SOFR 1 Month Index + 0.570% 5.8943% 5/20/46 (e)(h)	618,544	503,020
Series 2005-22 Class 2A1, 4.7002% 11/25/35 (e)	4,820	3,831
Countrywide Home Loans, Inc.:
floater:
Series 2005-R1 Class 1AF2, CME Term SOFR 1 Month Index + 0.470% 5.7954% 3/25/35 (b)(e)(h)	1,354,766	1,275,213
Series 2005-R2 Class 1AF1, CME Term SOFR 1 Month Index + 0.340% 5.7754% 6/25/35 (b)(e)(h)	51,741	48,324
sequential payer Series 2003-J3 Class 2A1, 6.25% 12/25/33	273	270
Series 2004-3 Class A25, 5.75% 4/25/34	1,867	1,759
Series 2004-5 Class 2A9, 5.25% 5/25/34	2,049	1,964
Credit Suisse First Boston Mortgage Securities Corp.:
planned amortization class Series 2005-10 Class 10A4, 6% 11/25/35	5,849	1,509
sequential payer Series 2005-10 Class 6A13, 5.5% 11/25/35	5,616	2,188
Series 2005-12 Class 2A1, 6.5% 1/25/36	2,019,903	1,123,384
Credit Suisse Mortgage Trust Series 2021-RP11 Class PT, 3.7575% 10/25/61 (b)(e)	7,650,910	6,063,931
Cross 2023-H2 Mortgage Trust Series 2023-H2 Class A1A, 7.135% 11/25/68 (b)	127,453	128,797
CSMC floater Series 2015-1R Class 6A1, CME Term SOFR 1 Month Index + 0.390% 4.1948% 5/27/37 (b)(e)(h)	100,364	97,603
Csmc 2021-Jr1 Trust sequential payer Series 2021-JR1 Class A1, 2.465% 9/27/66 (b)(e)	192,124	188,355
Csmc 2022-Jr1 Trust sequential payer Series 2022-JR1 Class A1, 4.267% 10/25/66 (b)(e)	467,703	457,284
Csmc 2022-Nqm3 Trust Series 2022-NQM3 Class A1B, 4.265% 3/25/67 (b)	146,000	137,229
CSMC 2022-NQM6 Trust Series 2022-NQM6 Class PT, 8.9293% 12/25/67 (b)(d)(e)	591,892	593,354
Csmc Mtg Backed Trust 2006-6 sequential payer Series 2006-6 Class 1A8, 6% 7/25/36	1,958,796	932,137
CSMC Trust:
sequential payer:
Series 2020-RPL2 Class A12, 3.5313% 2/25/60 (b)(e)	426,766	447,808
Series 2020-RPL3 Class A1, 4.0748% 3/25/60 (b)(e)	1,139,220	1,133,519
Series 2022-RPL1 Class A1, 4.15% 4/25/61 (b)(e)	6,913,047	6,192,115
Series 2021-RP11 Class CERT, 3.7778% 10/27/61 (b)	323,629	239,425
Series 2022-RPL1 Class PT, 4.6303% 4/25/61 (b)(e)	8,559,384	7,318,478
Csmcm 2022-Rpl1 Trust Series 2022-RPL1 Class CERT, 4.231% 4/25/61 (b)	359,779	303,239
Cwalt Alternatve Ln Trust 06 Oc10 floater Series 2006-OC10 Class 2A3, CME Term SOFR 1 Month Index + 0.460% 5.8954% 11/25/36 (e)(h)	2,241,379	1,856,017
Cwalt Altrntv Ln Trust Sr 06 Oa17 floater Series 2006-OA17 Class 1A1D, CME Term SOFR 1 Month Index + 0.400% 5.7243% 12/20/46 (h)	982,079	860,152
CWALT, Inc.:
floater:
Series 2005-31 Class 1A1, CME Term SOFR 1 Month Index + 0.670% 5.9954% 8/25/35 (h)	1,246,811	1,115,442
Series 2005-42CB:
Class A1, CME Term SOFR 1 Month Index + 0.790% 5.5% 10/25/35 (e)(h)	1,197,180	684,345
Class A2, CME Term SOFR 1 Month Index + 0.760% 5.5% 10/25/35 (e)(h)	906,497	516,802
Series 2006-OC1 Class 1A1, CME Term SOFR 1 Month Index + 0.570% 5.8954% 3/25/36 (h)	48,950	45,023
planned amortization class:
Series 2005-54CB Class 1A11, 5.5% 11/25/35	15,129	11,314
Series 2005-86CB Class A11, 5.5% 2/25/36	8,676	5,253
sequential payer:
Series 2004-22CB Class 1A1, 6% 10/25/34	6,750	6,711
Series 2005-23CB Class A2, 5.5% 7/25/35	3,871	3,242
CWALT, Inc. Alternative Loan Trust 2006-0 floater Series 2006-OC7 Class 2A3, CME Term SOFR 1 Month Index + 0.610% 5.9354% 7/25/46 (h)	675,839	571,029
Cwhl Trust 2007-11 sequential payer Series 2007-11 Class A1, 6% 8/25/37	1,446,148	618,156
Deephaven Residential Mortgage Series 2022-2 Class M1, 4.3406% 3/25/67 (b)	100,000	81,933
Eagle Re Ltd. floater Series 2021-1 Class M1C, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.700% 8.0217% 10/25/33 (b)(e)(h)	800,672	802,906
Fannie Mae:
planned amortization class Series 2011-126 Class KB, 4% 12/25/41	221,648	213,450
Series 2003-64 Class SX, 13.460% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.1296% 7/25/33 (e)(h)(q)	338	295
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(e)	3,596,730	3,497,174
First Horizon Mortgage pass-thru Trust:
Series 2004-AA3 Class A1, 3.5338% 9/25/34 (e)	994	986
Series 2004-AR6 Class 2A1, 4.7337% 12/25/34 (e)	1,300	1,238
Freddie Mac Series 262 Class 35, 3.5% 7/15/42	48,647	45,161
GCAT 2023-Nqm4 Trust sequential payer Series 2023-NQM4 Class A1, 4.25% 5/25/67 (b)	268,742	248,265
Ginnie Mae guaranteed REMIC pass-thru certificates:
Series 2007-9 Class CI, 6.080% - CME Term SOFR 1 Month Index 0.7657% 3/20/37 (e)(o)(q)	8,461	707
Series 2008-40 Class SA, 6.280% - CME Term SOFR 1 Month Index 0.9642% 5/16/38 (e)(o)(q)	9,463	524
GMAC Mortgage Loan Trust:
sequential payer Series 2003-J10 Class A1, 4.75% 1/25/19 (d)	319	319
Series 2005-AR6 Class 2A1, 3.6442% 11/19/35 (e)	1,667,551	1,274,049
Government National Mtg Association Gtd R Series 2021-140 Class JI, 3% 8/20/51 (o)	56,112	8,783
Gs Mortgage-Backed Securities Series 2022-NQM1 Class A4, 4% 5/25/62 (b)(e)	77,553	70,606
GSAMP Trust Series 2004-6F:
Class 2A4, 5.5% 5/25/34	1,175	1,109
Class 3A4, 6.5% 5/25/34	1,520	1,478
GSR Mortgage Loan Trust:
floater:
Series 2005-5F:
Class 8A1, CME Term SOFR 1 Month Index + 0.610% 5.5% 6/25/35 (e)(h)	266	254
Class 8A3, CME Term SOFR 1 Month Index + 0.610% 5.5% 6/25/35 (e)(h)	155	147
Series 2006-OA1 Class 1A1, CME Term SOFR 1 Month Index + 0.550% 5.8754% 8/25/46 (e)(h)	18,144,712	4,026,934
planned amortization class Series 2004-8F Class 2A3, 6% 9/25/34	648	624
Series 2005-RP3 Class 2A1, 3.9863% 9/25/35 (b)(e)	439,855	376,778
Series 2006-2F Class 3A6, 6% 2/25/36	1,566,644	699,471
Headlands Residential 2021-Rpl Series 2021-RPL1 Class NOTE, 2.487% 9/25/26 (b)	393,014	368,511
Homeward Opportunities Fund Trust Series 2020-2 Class B1, 5.45% 5/25/65 (b)	1,545,000	1,482,273
Homeward Opportunities Fund Trust 2 Series 2022-1 Class A1, 5.082% 7/25/67 (b)(e)	182,503	179,540
Impac CMB Trust floater Series 2004-10:
Class 3A1, CME Term SOFR 1 Month Index + 0.810% 6.1354% 3/25/35 (e)(h)	3,756	3,593
Class 3A2, CME Term SOFR 1 Month Index + 0.910% 6.2354% 3/25/35 (h)	2,454	2,354
Indymac Index Mortgage Loan Trust floater Series 2006-AR35 Class 2A1A, CME Term SOFR 1 Month Index + 0.450% 5.6054% 1/25/37 (e)(h)	24,276	21,030
J P Morgan Mtg Trust 2021-7 floater Series 2023-HE3 Class A1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.600% 6.9241% 5/25/54 (b)(e)(h)	424,845	426,423
J.P. Morgan Mortgage Trust Series 2021-13 Class A3, 2.5% 4/25/52 (b)	11,940,514	9,509,033
JPMorgan Mortgage Trust:
sequential payer Series 2004-S2:
Class 4A5, 6% 11/25/34	6,079	5,462
Class 5A1, 5.5% 12/25/19	569	535
Series 2004-S1 Class 3A1, 5.5% 9/25/34 (d)	523	497
Series 2006-A2:
Class 4A1, 5.5918% 8/25/34 (e)	1,886	1,863
Class 5A3, 6.0949% 11/25/33 (e)	765	728
Legacy Mortgage Asset Trust sequential payer Series 2021-SL1 Class A, 1.991% 9/25/60 (b)	369,698	368,091
LendingHome Mortgage Trust 2023-Rtl4 Series 2023-RTL4 Class A1, 7.628% 11/25/28 (b)	2,450,000	2,477,045
Lhome Mortgage Trust 2023-Rtl2 Series 2023-RTL2 Class A1, 8% 6/25/28 (b)	3,000,000	3,041,786
Lhome Mtg Trust 2023-Rtl1 Series 2023-RTL1 Class A1, 7.869% 1/25/28 (b)(e)	3,059,000	3,085,934
MASTR Adjustable Rate Mortgages Trust Series 2004-13 Class 2A1, 5.9522% 4/21/34 (e)	472	455
MASTR Alternative Loan Trust Series 2004-6:
Class 6A1, 6.5% 7/25/34	6,984	6,875
Class 7A1, 6% 7/25/34	5,303	5,120
Mastr Resecuritization Trust Series 2005-PO Class 3PO, 0% 5/28/35 (b)(p)	266	202
MASTR Specialized Loan Trust sequential payer Series 2005-1 Class 1A3, 7% 8/25/34 (b)	1,059,465	748,179
Merrill Lynch Mortgage Investors Trust:
floater:
Series 2004-C Class A2, CME Term SOFR 6 Month Index + 1.020% 6.242% 7/25/29 (e)(h)	946	908
Series 2006-A2 Class 1A, CME Term SOFR 1 Month Index + 0.470% 5.7954% 2/25/36 (h)	5,621,404	3,211,064
Series 2004-D Class A3, 7.4422% 9/25/29 (e)	1,108	1,041
MFA 2022-NQM1 Trust Series 2022-NQM1 Class M1, 4.2644% 12/25/66 (b)(e)	171,000	144,403
MFRA Trust sequential payer Series 2024-RTL1 Class A1, 7.093% 2/25/29 (b)	230,000	231,015
Mill City Securities 2021-Rs1 Series 2021-RS1 Class A2, 3.9512% 4/28/66 (b)	351,063	311,514
Morgan Stanley Capital I Trust Series 2004-3 Class 4A, 5.6446% 4/25/34 (e)	3,176	3,009
Morgan Stanley Mortgage Loan Trust Series 2004-7AR Class 2A6, 5.7959% 9/25/34 (e)	873	841
Morgan Stanley Resecuritizatio floater Series 2015-R2 Class 1B, 12 Month Treasury Average + 0.710% 4.3675% 12/27/46 (b)(e)(h)	1,008,043	858,458
Morgan Stanley Residential Mtg Series 2014-1A Class B3, 6.9464% 6/25/44 (b)(e)	585,474	589,583
Naac Reperforming Ln Remic Trust sequential payer Series 2004-R2 Class A1, 6.5% 10/25/34 (b)(e)	2,037	1,754
New Residential Mortgage Loan Trust Series 2020-1A Class A1B, 3.5% 10/25/59 (b)	1,701,105	1,549,085
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (b)	3,874,207	3,603,007
NMLT Trust Series 2021-INV3 2.2769% 11/25/56 (b)	5,498,892	4,973,313
Nomura Ast Corp. Alt Mptc 06Af1 Series 2006-AF1 Class 1A3, 6.408% 5/25/36	2,817,904	513,916
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)	3,597,759	3,231,599
Obx 2023-Nqm8 Trust Series 2023-NQM8 Class A2, 7.248% 9/25/63 (b)	959,482	974,102
OBX Trust sequential payer Series 2021-NQM3 Class A1, 1.054% 7/25/61 (b)	12,530,997	9,701,954
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	755,378	721,212
Ocwen Loan Invest Trust Series 2024-HB1 Class A, 3% 2/25/37 (b)	716,000	679,842
Onslow Bay Mortgage Loan Trust sequential payer Series 2021-NQM4 Class A2, 2.162% 10/25/61 (b)(e)	7,865,646	6,438,112
Phh Mortgage Trust Series 2008 Series 2008-CIM2 Class 5A1, 6% 7/25/38	1,140	1,058
Pmc Pls Esr Issuer LLC Series 2022-PLS1 Class A, 5.114% 2/25/27 (b)(e)	287,360	279,461
PMT Credit Risk Transfer Trust floater Series 2024-1R Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.500% 8.81% 5/25/33 (b)(e)(h)	7,900,000	7,907,110
Pmt Credit Risk Transfer Trust Series 2019-2R Class A, CME Term SOFR 1 Month Index + 3.860% 9.193% 5/30/25 (b)(e)(h)	3,424,698	3,428,672
Preston Ridge Partners Mortgage Trust:
Series 2021-2 Class A1, 2.115% 3/25/26 (b)	8,208,032	8,034,918
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)	1,571,312	1,402,589
Series 2021-RPL2 Class A1, 1.455% 10/25/51 (b)(e)	2,124,145	1,897,957
PRET LLC sequential payer Series 2022-RN2 Class A1, 5% 6/25/52 (b)	8,547,252	8,311,928
Pretium Mortgage Credit Partner Series 2024-NPL1 Class A1, 7.1429% 1/25/54 (b)	552,826	547,673
Pretium Mortgage Credit Partners Series 2024-NPL2 Class A1, 7.021% 2/25/54 (b)	388,000	387,224
Prime Mtg Trust sequential payer Series 2004-CL1 Class 1A1, 6% 2/25/34	1,076	1,032
Prkcm 2023-Afc3 Trust Series 2023-AFC3 Class A2, 6.987% 9/25/58 (b)	941,467	953,416
Prpm 2021-10 LLC Series 2021-10 Class A1, 2.487% 10/25/26 (b)	1,967,518	1,913,464
Prpm 2022-Investment1 Trust Series 2022-INV1 Class A2, 4.443% 4/25/67 (b)(e)	733,212	691,906
Radnor Re 2022-1 Ltd. floater Series 2022-1 Class M1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 6.750% 12.0717% 9/25/32 (b)(e)(h)	368,616	397,090
RALI Trust:
floater Series 2006-QA10 Class A2, CME Term SOFR 1 Month Index + 0.470% 5.7954% 12/25/36 (h)	107,107	90,774
Series 2006-QS4 Class A4, 6% 4/25/36	1,365,807	1,060,354
Series 2007-QS3 Class A5, 6.25% 2/25/37	2,112,579	1,608,090
Series 2007-QS8 Class A5, 6% 6/25/37	818,642	611,893
Rco Mortgage LLC Series 2024-1 Class A1, 7.0213% 1/25/29 (b)	333,200	331,637
Rco Vi Mortgage LLC 2022-1 Series 2022-1 Class A1, 3% 1/25/27 (b)	348,361	338,730
Residential Accredit Loans, Inc. sequential payer Series 2005-QS5 Class A4, 5.75% 4/25/35	20,666	16,974
Residential Asset Securitizati:
floater Series 2007-A9 Class A1, CME Term SOFR 1 Month Index + 0.660% 5.9854% 9/25/37 (e)(h)	2,944,237	846,902
Series 2007-A9 Class A2, 6.330% - CME Term SOFR 1 Month Index 1.0146% 9/25/37 (e)(o)(q)	2,944,077	307,649
Residential Asset Securitization Trust sequential payer Series 2003-A8 Class A1, 3.75% 10/25/18 (d)	232	220
Residential Ast Trust 2006-A14Cb sequential payer Series 2006-A14C Class 1A2, 6.25% 12/25/36	938,504	646,049
RMF Buyout Issuance Trust:
sequential payer Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	1,274,493	1,245,453
Series 2020-HB1 Class A1, 1.7188% 10/25/50 (b)	754,887	706,305
Saco I, Inc. sequential payer Series 1997-2 Class 1A5, 7% 8/25/36 (b)(d)	254	249
Saluda Grade Alternative Mortgage Trust Series 2024-RTL4 Class A1, 7.5% 2/25/30 (b)(e)	404,000	404,686
Sequoia Mortgage Trust floater:
Series 2004-6 Class A3B, CME Term SOFR 6 Month Index + 1.300% 6.5595% 7/20/34 (e)(h)	606	545
Series 2004-8 Class A2, CME Term SOFR 6 Month Index + 1.160% 6.4118% 9/20/34 (e)(h)	5,092	4,647
Sequoia Mtg Trust 2007-3 Series 2007-3 Class 2AA1, 3.9563% 7/20/37 (d)(e)	418,729	334,382
Structured Adjustable Rate Mor Series 2007-6 Class 3A1, 4.6308% 7/25/37 (e)	1,365,699	850,301
Structured Adjustable Rate Mortgage Loan Trust Series 2004-14 Class 1A, 6.0333% 10/25/34 (e)	751	728
Structured Asset Securities Corp.:
sequential payer:
Series 2003-26A Class 3A5, 6.5418% 9/25/33 (e)	8,390	7,980
Series 2003-37A Class 1A, 5.6232% 12/25/33 (e)	12,116	11,387
Series 2003-37A Class 2A, 5.7914% 12/25/33 (e)	1,409	1,349
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, CME Term SOFR 1 Month Index + 0.750% 6.0754% 9/25/43 (e)(h)	1,044,217	988,919
Towd Point Mortgage Trust:
Series 2017-FRE2 Class M6, 4% 11/25/47 (b)	105,420	101,051
Series 2021-R1:
Class A1, 2.9181% 11/30/60 (b)(e)	1,074,500	922,551
Class A2C, 3.3072% 11/30/60 (b)(e)	877,659	722,274
Series 2021-SJ2 Class A2, 2.5% 12/25/61 (b)	1,500,000	1,258,434
Series 2024-CES2 Class A1A, 6.125% 2/25/64 (b)	800,000	796,520
Tvc Mortgage Trust 2023-Rtl1 sequential payer Series 2023-RTL1 Class A1, 8.25% 11/25/27 (b)	1,205,000	1,219,065
Verus Securitization Trust 2022-3 Series 2022-3 Class B1, 4.0804% 2/25/67 (b)(e)	158,000	123,365
Vm Master Issuer LLC Series 2022-1 Class B, 6.877% 5/24/25 (b)	706,000	634,059
Wachovia Mortgage Loan Trust S floater Series 2023-AMN1 Class A2, CME Term SOFR 1 Month Index + 0.410% 1.6456% 8/25/36 (h)	2,810,275	968,416
WaMu Mortgage Pass-Through 2007 0A5 Trust floater Series 2007-OA5 Class 1A, 12 Month Treasury Average + 0.750% 5.831% 6/25/47 (e)(h)	267,204	211,285
WaMu Mortgage Pass-Through Certificates 07 Hy4 Series 2007-HY4 Class 1A1, 3.3412% 4/25/37 (e)	1,121,293	973,358
WaMu Mortgage pass-thru certificates:
floater:
Series 2005-AR1 Class A1A, 5.9554% 12/25/35 (e)	479,070	400,593
Series 2005-AR2:
Class 2A1B, CME Term SOFR 1 Month Index + 0.850% 6.1754% 1/25/45 (h)	1,023,863	989,467
Class 2A21, CME Term SOFR 1 Month Index + 0.770% 6.0954% 1/25/45 (e)(h)	486	469
sequential payer Series 2004-RA1 Class 2A, 7% 3/25/34	2,484	2,392
Series 2003-AR8 Class A, 5.5519% 8/25/33 (e)	1,668	1,573
Series 2003-AR9 Class 1A6, 5.6569% 9/25/33 (e)	1,263	1,184
Series 2004-AR11 Class A, 5.9645% 10/25/34 (e)	3,706	3,507
Series 2004-AR3:
Class A1, 4.5592% 6/25/34 (e)	478	446
Class A2, 4.5592% 6/25/34 (e)	4,416	4,039
Series 2004-S2 Class 2A4, 5.5% 6/25/34	3,709	3,419
Series 2005-4 Class CB7, 5.5% 6/25/35	7,319	6,314
Series 2006-2 Class 3CB, 6% 3/25/36	1,138,548	822,067
Washington Mut Mtg Pass Through C:
floater Series 2006-7 Class A1B, CME Term SOFR 1 Month Index + 0.270% 3.9247% 9/25/36 (h)	2,019,158	571,410
Series 2006-7 Class A1A, 4.0555% 9/25/36	651,376	183,222
Washington Mut Mtg Pass-Throug:
Series 2006-4 Class 3A1, 7% 5/25/36	168,888	139,224
Series 2006-8 Class A4, 4.1462% 10/25/36	248,367	88,231
Washington Mutual Mortgage Pas floater Series 2007-OA2 Class 2A, 12 Month Treasury Average + 0.700% 5.781% 1/25/47 (e)(h)	561,060	443,428
Washington Mutual Mortgage Pass-Through floater Series 2007-OA1 Class 2A, 12 Month Treasury Average + 0.720% 5.801% 12/25/46 (d)(e)(h)	13,795	11,358
Wells Fargo Mortgage Backed Securities Trust Series 2004-K Class 1A2, 5.615% 7/25/34 (e)	1,075	1,066
Wells Fargo Mtg Bank Sec 04 U Trust Series 2021-U Class A1, 5.923% 10/25/34 (e)	2,126	1,999
TOTAL PRIVATE SPONSOR		231,070,199
U.S. Government Agency - 0.4%
Fannie Mae:
floater:
Series 2004-72 Class F, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.610% 5.9361% 9/25/34 (e)(h)	1,044	1,040
Series 2022-R04 Class 1B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 5.250% 10.5717% 3/25/42 (b)(e)(h)	240,000	259,145
planned amortization class:
Series 2002-56 Class PE, 6% 9/25/32	8,971	9,119
Series 2002-86 Class PG, 6% 12/25/32	5,818	5,890
Series 2003-25 Class KP, 5% 4/25/33	17,797	17,533
Series 2003-47 Class PE, 5.75% 6/25/33	5,960	6,022
Series 2005-19 Class PB, 5.5% 3/25/35	33,736	33,762
Series 2005-84 Class XM, 5.75% 10/25/35	1,119	1,134
Series 2006-77 Class PC, 6.5% 8/25/36	2,196	2,255
Series 2010-10 Class NT, 5% 2/25/40	14,451	14,231
Series 2012-149:
Class DA, 1.75% 1/25/43	485,931	439,435
Class GA, 1.75% 6/25/42	547,477	493,672
Series 2016-33 Class JA, 3% 7/25/45	228,592	209,473
Series 2016-38 Class 0, 3% 1/25/46	178,370	160,343
Series 2021-45 Class DA, 3% 7/25/51	386,805	339,322
sequential payer:
Series 1997-11 Class E, 7% 3/18/27	101	103
Series 1997-20 Class D, 7% 3/17/27	361	363
Series 1997-63 Class ZA, 6.5% 9/18/27 (o)	237	238
Series 1999-47 Class JZ, 8% 9/18/29	1,993	2,057
Series 2000-8 Class Z, 7.5% 2/20/30	1,209	1,247
Series 2001-14 Class Z, 6% 5/25/31	808	813
Series 2001-16 Class Z, 6% 5/25/31	1,066	1,070
Series 2001-81 Class HE, 6.5% 1/25/32	6,883	7,027
Series 2003-22 Class Z, 6% 4/25/33	4,560	4,621
Series 2003-W3 Class 2A5, 5.356% 6/25/42	191	189
Series 2003-W4 Class 2A, 5.1273% 10/25/42 (e)	1,557	1,586
Series 2003-W6 Class 1A41, 5.398% 10/25/42	2,277	2,237
Series 2004-W9 Class 1A3, 6.05% 2/25/44	5,181	5,255
Series 2006-9 Class KZ, 6% 3/25/36	3,619	3,692
Series 2007-10 Class Z, 6% 2/25/37	512	531
Series 2007-71 Class GZ, 6% 7/25/47	2,661	2,748
Series 2020-101 Class BA, 1.5% 9/25/45	1,727,797	1,462,286
Series 2020-43 Class MA, 2% 1/25/45	1,533,958	1,368,817
Series 2020-49 Class JA, 2% 8/25/44	182,105	163,648
Series 2020-80 Class BA, 1.5% 3/25/45	2,328,191	1,984,914
Series 2021-68 Class A, 2% 7/25/49	374,966	292,484
Series 2021-85 Class L, 2.5% 8/25/48	205,691	177,652
Series 2021-95:
Class 0, 2.5% 9/25/48	2,262,455	1,958,504
Class BA, 2.5% 6/25/49	3,420,281	2,948,658
Series 2021-96 Class HA, 2.5% 2/25/50	328,322	281,854
Series 2021-W3 Class A, 4.8495% 9/25/41 (e)	3,013	2,917
Series 2022-1 Class KA, 3% 5/25/48	1,137,117	1,016,767
Series 2022-11 Class B, 3% 6/25/49	930,008	842,103
Series 2022-13 Class HA, 3% 8/25/46	752,617	689,264
Series 2022-3:
Class D, 2% 2/25/48	3,315,119	2,864,167
Class N, 2% 10/25/47	9,174,551	7,813,960
Series 2022-30 Class E, 4.5% 7/25/48	3,286,558	3,176,200
Series 2022-4 Class B, 2.5% 5/25/49	241,189	208,052
Series 2022-42 Class BA, 4% 6/25/50	1,131,351	1,050,961
Series 2022-49 Class TC, 4% 12/25/48	1,056,866	998,488
Series 2022-5:
Class 0, 2.5% 6/25/48	791,253	687,504
Class DA, 2.25% 11/25/47	3,356,276	2,907,125
Series 2022-7:
Class A, 3% 5/25/48	1,620,925	1,449,424
Class E, 2.5% 11/25/47	3,327,318	2,921,388
Series 2022-9 Class BA, 3% 5/25/48	580,501	519,132
Series 1997-42 Class EG, 8% 7/18/27	532	544
Series 2001-36 Class ST, 8.380% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 3.0639% 11/25/30 (e)(o)(q)	1,578	153
Series 2001-72 Class SB, 7.380% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.0639% 12/25/31 (e)(o)(q)	3,893	340
Series 2001-T12 Class IO, 0.49% 8/25/41 (e)(o)	197,101	1,780
Series 2002-19 Class SC, 13.970% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 4.6192% 3/17/32 (e)(h)	268	266
Series 2002-T16 Class A2, 7% 7/25/42	9,227	9,479
Series 2002-T19 Class A1, 6.5% 7/25/42	7,806	7,925
Series 2002-T4:
Class A2, 7% 12/25/41	5,407	5,563
Class A4, 9.5% 12/25/41	9,527	10,608
Class IO, 0.4004% 12/25/41 (e)(o)	465,095	3,801
Series 2002-W10 Class IO, 0.8907% 8/25/42 (e)(o)	40,266	555
Series 2002-W7 Class IO1, 0.8745% 6/25/29 (e)(o)	72,743	1,284
Series 2003-130 Class HZ, 6% 1/25/34	155,550	158,237
Series 2004-T1 Class 1A1, 6% 1/25/44	3,694	3,713
Series 2004-T2:
Class 1A3, 7% 11/25/43	2,909	2,955
Class 1A4, 7.5% 11/25/43	2,968	3,016
Series 2004-T3 Class 1IO4, 0.6096% 2/25/44 (e)(o)	69,433	618
Series 2004-W11 Class 1IO1, 0.3476% 5/25/44 (e)(o)	219,363	1,523
Series 2004-W2:
Class 1A, 6% 2/25/44	2,606	2,607
Class 2A2, 7% 2/25/44	685	702
Series 2004-W8 Class 3A, 7.5% 6/25/44	1,512	1,552
Series 2005-51 Class MO, 0% 6/25/35 (p)	469	310
Series 2005-53 Class CS, 6.580% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2639% 6/25/35 (e)(o)(q)	5,157	355
Series 2005-72 Class WS, 6.630% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.3139% 8/25/35 (e)(o)(q)	1,975	114
Series 2005-79 Class ZC, 5.9% 9/25/35	154,624	154,845
Series 2005-W4 Class 1A1, 6% 8/25/45	2,881	2,875
Series 2006-20 Class IB, 6.470% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1539% 4/25/36 (e)(o)(q)	3,420	276
Series 2007-109 Class YI, 6.330% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.0139% 12/25/37 (e)(o)(q)	31,261	3,134
Series 2007-54 Class IB, 6.290% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.9739% 6/25/37 (e)(o)(q)	58,629	4,776
Series 2008-62 Class SM, 6.080% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.7639% 7/25/38 (e)(o)(q)	9,866	817
Series 2008-91 Class SI, 5.880% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.5639% 3/25/38 (e)(o)(q)	6,559	209
Series 2009-112:
Class ST, 6.130% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.8139% 1/25/40 (e)(o)(q)	6,113	477
Class SW, 6.130% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.8139% 1/25/40 (e)(o)(q)	4,019	350
Series 2009-52 Class PI, 5% 7/25/39 (o)	3,646	551
Series 2009-89 Class A1, 5.41% 5/25/35	183	182
Series 2010-129 Class PZ, 4.5% 11/25/40	33,948	31,750
Series 2010-135 Class ZA, 4.5% 12/25/40	356,083	349,281
Series 2010-150 Class ZC, 4.75% 1/25/41	547,007	534,132
Series 2010-35 Class SB, 6.300% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.9839% 4/25/40 (e)(o)(q)	6,447	479
Series 2010-70 Class SA, 91.220% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 6% 4/25/38 (e)(h)(o)	11,965	2,169
Series 2010-95 Class ZC, 5% 9/25/40	1,152,322	1,140,197
Series 2011-19 Class ZY, 6.5% 7/25/36	3,373	3,487
Series 2011-4 Class PZ, 5% 2/25/41	186,999	177,842
Series 2012-100 Class WI, 3% 9/25/27 (o)	151,678	5,147
Series 2012-148 Class IE, 3% 1/25/33 (o)	67,655	5,494
Series 2012-46 Class KI, 3.5% 5/25/27 (o)	10,889	390
Series 2012-9 Class SH, 6.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1139% 6/25/41 (e)(o)(q)	14,123	95
Series 2013-13 Class IK, 2.5% 3/25/28 (o)	51,133	1,567
Series 2013-133 Class IB, 3% 4/25/32 (o)	45,136	803
Series 2013-134 Class SA, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.6139% 1/25/44 (e)(o)(q)	74,438	7,064
Series 2013-44 Class DJ, 1.85% 5/25/33	4,903,221	4,385,923
Series 2013-51 Class GI, 3% 10/25/32 (o)	314,652	16,171
Series 2015-42 Class IL, 6% 6/25/45 (o)	445,584	72,865
Series 2015-70 Class JC, 3% 10/25/45	371,431	345,262
Series 2017-30 Class AI, 5.5% 5/25/47 (o)	267,253	44,343
Series 2019-20 Class H, 3.5% 5/25/49	185,821	166,286
Series 2020-45 Class JL, 3% 7/25/40	63,149	56,431
Series 2021-59 Class H, 2% 6/25/48	211,009	169,006
Series 2021-66:
Class DA, 2% 1/25/48	228,855	184,116
Class DM, 2% 1/25/48	243,207	195,435
target amortization class Series 2006-27 Class OB, 0% 4/25/36 (p)	15,282	12,030
Fannie Mae Stripped Mortgage-Backed Securities:
Series 2001-313 Class 1, 0% 6/25/31 (p)	6,957	5,936
Series 2007-380 Class S36, 7.780% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.4639% 7/25/37 (e)(o)(q)	2,065	294
Series 2007-383:
Class 68, 6.5% 9/25/37 (o)	1,257	279
Class 69, 6.5% 10/25/37 (e)(o)	1,779	394
Series 2023-437 Class C11, 3% 7/25/52 (o)	867,170	152,731
Freddie Mac:
floater Series 2005-2995 Class FT, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.360% 5.6892% 5/15/29 (e)(h)	1,074	1,064
planned amortization class:
Series 1998-2022 Class PE, 6.5% 1/15/28	114	116
Series 1998-2091 Class PG, 6% 11/15/28	2,604	2,621
Series 2001-2325 Class JO, 0% 6/15/31 (p)	762	641
Series 2001-2330 Class PE, 6.5% 6/15/31	1,757	1,793
Series 2002-2410 Class QB, 6.25% 2/15/32	4,414	4,457
Series 2002-2427 Class GE, 6% 3/15/32	8,702	8,814
Series 2002-2430 Class WF, 6.5% 3/15/32	5,749	5,905
Series 2002-2466 Class DH, 6.5% 6/15/32	612	634
Series 2002-2543 Class YX, 6% 12/15/32	3,732	3,791
Series 2003-2699 Class W, 5.5% 11/15/33	3,067	3,081
Series 2004-2733 Class SB, 7.900% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 3.1147% 10/15/33 (e)(q)	4,037	3,876
Series 2004-2845 Class QH, 5% 8/15/34	2,316	2,311
Series 2005-2912 Class EH, 5.5% 1/15/35	12,668	12,786
Series 2006-3202 Class HI, 6.530% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2108% 8/15/36 (e)(o)(q)	11,474	998
Series 2009-3605 Class NC, 5.5% 6/15/37	8,551	8,655
Series 2009-3610 Class CA, 4.5% 12/15/39	3,168	3,093
Series 2010-3653 Class HJ, 5% 4/15/40	1,614	1,601
Series 2010-3677 Class PB, 4.5% 5/15/40	21,029	20,715
Series 2010-3737 Class DG, 5% 10/15/30	738	733
Series 2020-4960 Class PB, 1.5% 10/25/49	2,003,278	1,613,692
Series 4135 Class AB, 1.75% 6/15/42	418,839	377,115
sequential payer:
Series 1999-2116 Class ZA, 6% 1/15/29	626	632
Series 1999-2148 Class ZA, 6% 4/15/29	187	188
Series 1999-2201 Class C, 8% 11/15/29	414	428
Series 2001-2293 Class ZA, 6% 3/15/31	898	905
Series 2001-2310 Class Z, 6% 4/15/31	136	137
Series 2003-2643 Class SA, 44.750% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 10.1453% 3/15/32 (e)(h)	154	197
Series 2005-2989 Class TG, 5% 6/15/25	313	312
Series 2005-3005 Class ED, 5% 7/15/25	690	686
Series 2006-3187 Class Z, 5% 7/15/36	14,826	14,753
Series 2006-3201 Class IN, 6.130% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.8108% 8/15/36 (e)(o)(q)	2,785	159
Series 2007-3274 Class B, 6% 2/15/37	1,539	1,616
Series 2008-3409 Class DB, 6% 1/15/38	8,337	8,428
Series 2009-3592 Class BZ, 5% 10/15/39	34,670	34,412
Series 2010-3648 Class CY, 4.5% 3/15/30	4,983	4,861
Series 2012-4060 Class TB, 2.5% 6/15/27	117,021	112,442
Series 2018-4796 Class CZ, 4% 5/15/48	343,960	316,940
Series 2018-4830 Class WZ, 4% 9/15/48	335,229	308,632
Series 2020-4993 Class LA, 2% 8/25/44	1,463,265	1,315,854
Series 2020-5018:
Class LC, 3% 10/25/40	425,076	380,313
Class LY, 3% 10/25/40	322,985	288,899
Series 2021-5169 Class TP, 2.5% 6/25/49	846,718	720,132
Series 2021-5175 Class CB, 2.5% 4/25/50	1,181,590	1,014,637
Series 2021-5180 Class KA, 2.5% 10/25/47	239,092	208,659
Series 2022-5189:
Class DA, 2.5% 5/25/49	853,654	727,103
Class TP, 2.5% 5/25/49	741,276	631,372
Series 2022-5190:
Class BA, 2.5% 11/25/47	834,983	728,241
Class CA, 2.5% 5/25/49	621,566	529,292
Series 2022-5191 Class CA, 2.5% 4/25/50	281,903	240,337
Series 2022-5197:
Class A, 2.5% 6/25/49	621,567	529,292
Class DA, 2.5% 11/25/47	634,027	553,432
Series 2022-5198 Class BA, 2.5% 11/25/47	3,160,437	2,801,852
Series 2022-5202:
Class AG, 3% 1/25/49	434,221	391,143
Class LB, 2.5% 10/25/47	676,865	591,668
Series 3871 Class KB, 5.5% 6/15/41	334,892	341,891
Series 1997-186 Class PO, 0% 8/1/27 (p)	1,157	1,059
Series 2002-2530 Class SK, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6608% 6/15/29 (e)(o)(q)	3,190	237
Series 2002-2534 Class SI, 20.760% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 6.9181% 2/15/32 (e)(h)	505	544
Series 2003-2586 Class IO, 6.5% 3/15/33 (o)	3,604	678
Series 2003-2594 Class IV, 7% 3/15/32 (o)	966	175
Series 2003-2610 Class UI, 6.5% 5/15/33 (o)	2,989	563
Series 2003-2656 Class AC, 6% 8/15/33	1,239	1,247
Series 2004-2764 Class S, 13.460% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.152% 7/15/33 (e)(h)	423	372
Series 2005-2980 Class QB, 6.5% 5/15/35	443	457
Series 2006-3184 Class YO, 0% 3/15/36 (p)	7,004	5,570
Series 2007-3305 Class IW, 6.330% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.0108% 4/15/37 (e)(o)(q)	4,316	380
Series 2007-76 Class 2A, 2.3126% 10/25/37 (e)	5,526	4,757
Series 2009-3546 Class A, 5.3102% 2/15/39 (e)	978	1,034
Series 2009-3609 Class SA, 6.220% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.9008% 12/15/39 (e)(o)(q)	7,144	369
Series 2011-3855 Class AM, 6.5% 11/15/36	2,129	2,157
Series 2012-279 Class 35, 3.5% 9/15/42	12,264	11,135
Series 2012-4030 Class IL, 3.5% 4/15/27 (o)	4,959	124
Series 2012-4146 Class KI, 3% 12/15/32 (o)	67,401	5,953
Series 2014-323 Class 300, 3% 1/15/44	47,444	41,635
Series 2014-334 Class 300, 3% 8/15/44	46,066	40,737
Series 2017-4683 Class LM, 3% 5/15/47	543,639	507,760
Series 2020-5041 Class LB, 3% 11/25/40	723,828	648,067
Series 2021-5083 Class VA, 1% 8/15/38	3,616,544	3,370,191
Series 2021-5176 Class AG, 2% 1/25/47	888,855	758,120
Series 2021-5182 Class A, 2.5% 10/25/48	1,551,485	1,350,411
Series 2933 Class ZM, 5.75% 2/15/35	323,301	328,841
Series 2996 Class ZD, 5.5% 6/15/35	199,651	200,957
Series 3237 Class C, 5.5% 11/15/36	258,005	257,843
Series 3980 Class EP, 5% 1/15/42	1,459,540	1,446,432
Series 4055 Class BI, 3.5% 5/15/31 (o)	27,201	264
Series 4149 Class IO, 3% 1/15/33 (o)	168,833	12,451
Series 4314 Class AI, 5% 3/15/34 (o)	7,654	145
Series 4427 Class LI, 3.5% 2/15/34 (o)	185,478	9,310
Series 4471 Class PA 4% 12/15/40	138,254	134,234
target amortization class Series 2003-2557 Class HL, 5.3% 1/15/33	2,047	2,045
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 1998-2036 Class PG, 6.5% 1/15/28	825	838
Freddie Mac Multi-family Structured pass-thru certificates:
sequential payer:
Series 2021-5159:
Class EA, 2.5% 8/25/48	832,871	711,434
Class GC, 2% 11/25/47	191,277	160,935
Series 2021-5164 Class M, 2.5% 7/25/48	849,776	726,016
Series 4386 Class AZ, 4.5% 11/15/40	435,661	417,880
Freddie Mac Seasoned Credit Risk Transfer Trust:
sequential payer:
Series 2017-4 Class MT, 3.5% 6/25/57	259,611	228,093
Series 2019-4 Class MB, 3% 2/25/59	1,256,223	940,659
Series 2018-4 Class HT, 3% 3/25/58	2,104,989	1,777,998
Series 2019-3 Class M55D, 4% 10/25/58	331,019	299,342
Series 2021-1 Class BXS, 14.3513% 9/25/60 (b)(e)	306,142	241,092
Series 2021-2 Class BXS, 16.2903% 11/25/60 (b)(e)	145,953	117,269
Series 2022-1 Class MTU, 3.25% 11/25/61	858,827	736,859
Series 2023-1 Class MT, 3% 10/25/62	5,480,579	4,613,320
Freddie Mac STACR REMIC Trust floater:
Series 2019-DNA4 Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.810% 8.1361% 10/25/49 (b)(e)(h)	9,614,953	9,875,014
Series 2020-DNA2 Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.610% 7.9361% 2/25/50 (b)(e)(h)	1,000,000	1,045,180
Series 2020-DNA6 Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.000% 8.3217% 12/25/50 (b)(e)(h)	3,910,000	4,159,413
Series 2021-DNA2 Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.400% 8.7217% 8/25/33 (b)(e)(h)	4,380,000	4,750,256
Series 2021-DNA6 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.500% 6.8217% 10/25/41 (b)(e)(h)	1,799,396	1,794,898
Series 2021-HQA1:
Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.000% 8.3217% 8/25/33 (b)(e)(h)	2,700,000	2,861,859
Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.250% 7.5717% 8/25/33 (b)(e)(h)	3,383,796	3,446,111
Series 2022-DNA1 Class M1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.850% 7.1717% 1/25/42 (b)(e)(h)	11,800,000	11,830,427
Series 2022-DNA2 Class M1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.400% 7.7217% 2/25/42 (b)(e)(h)	2,240,000	2,282,443
Series 2022-DNA3 Class M1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.900% 8.2217% 4/25/42 (b)(e)(h)	12,945,000	13,390,383
Freddie Mac. STACR REMIC Trust floater Series 2020-DNA1 Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.410% 7.7361% 1/25/50 (b)(e)(h)	6,600,000	6,808,518
Ginnie Mae planned amortization class Series 2021-97 Class LI, 3% 8/20/50 (o)	2,144,992	336,701
Ginnie Mae guaranteed Multi-family REMIC pass-thru securities:
floater Series 2024-30 Class CF, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.250% 6.5% 2/20/54 (e)(h)	4,330,000	4,327,294
Series 2017-16 Class KU, 6.530% - CME Term SOFR 1 Month Index 1.2157% 4/20/37 (e)(o)(q)	8,893	724
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2010-H27 Class FA, CME Term SOFR 1 Month Index + 0.380% 5.8429% 12/20/60 (e)(h)(n)	454,972	452,746
Series 2011-H20 Class FA, CME Term SOFR 1 Month Index + 0.660% 6.0129% 9/20/61 (e)(h)(n)	1,486,470	1,482,457
Series 2012-H11 Class FA, CME Term SOFR 1 Month Index + 0.810% 6.1629% 2/20/62 (e)(h)	37,642	37,592
Series 2012-H18 Class NA, CME Term SOFR 1 Month Index + 0.630% 5.9829% 8/20/62 (e)(h)(n)	206,960	206,101
Series 2012-H21 Class DF, CME Term SOFR 1 Month Index + 0.760% 6.1129% 5/20/61 (e)(h)(n)	3,629	3,597
Series 2013-H19 Class FC, CME Term SOFR 1 Month Index + 0.600% 6.0629% 8/20/63 (e)(h)(n)	263,722	263,198
Series 2013-H20 Class FB, CME Term SOFR 1 Month Index + 1.110% 6.4629% 8/20/63 (e)(h)	11,547	11,583
Series 2013-H23 Class FA, CME Term SOFR 1 Month Index + 1.410% 6.7629% 9/20/63 (e)(h)	17,629	17,711
Series 2015-H04 Class FL, CME Term SOFR 1 Month Index + 0.580% 5.9304% 2/20/65 (e)(h)	105,324	104,748
Series 2015-H23 Class FB, CME Term SOFR 1 Month Index + 0.630% 5.9829% 9/20/65 (e)(h)	109,728	109,324
Series 2016-H16 Class FD, CME TERM SOFR 12 MONTH INDEX + 1.090% 6.1054% 6/20/66 (e)(h)	159,230	160,152
Series 2016-H17 Class FC, CME Term SOFR 1 Month Index + 0.940% 6.2929% 8/20/66 (e)(h)	102,831	102,704
Series 2017-H23 Class FA, CME Term SOFR 1 Month Index + 0.590% 5.9429% 10/20/67 (e)(h)	475,159	472,886
Series 2019-128 Class FH, CME Term SOFR 1 Month Index + 0.610% 5.9343% 10/20/49 (e)(h)	221,744	215,397
Series 2019-23 Class NF, CME Term SOFR 1 Month Index + 0.560% 5.8843% 2/20/49 (e)(h)	1,028,652	1,005,058
Series 2019-H09 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.9629% 5/20/69 (e)(h)	312,645	311,035
Series 2021-H10 Class AF, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.500% 6.8244% 6/20/71 (e)(h)	687,055	697,361
planned amortization class:
Series 2003-18 Class PG, 5.5% 3/20/33	7,192	7,227
Series 2004-19 Class KE, 5% 3/16/34	29,325	29,286
Series 2006-26 Class S, 6.380% - CME Term SOFR 1 Month Index 1.0657% 6/20/36 (e)(o)(q)	9,117	761
Series 2006-33 Class PK, 6% 7/20/36	2,931	2,956
Series 2007-22 Class PK, 5.5% 4/20/37	14,237	14,398
Series 2007-24 Class SA, 6.390% - CME Term SOFR 1 Month Index 1.0757% 5/20/37 (e)(o)(q)	13,277	1,185
Series 2008-49 Class PH, 5.25% 6/20/38	14,552	14,526
Series 2008-55 Class PL, 5.5% 6/20/38	13,350	13,521
Series 2009-72 Class SM, 6.130% - CME Term SOFR 1 Month Index 0.8142% 8/16/39 (e)(o)(q)	4,851	361
Series 2015-157 Class GA, 3% 1/20/45	8,378	7,905
Series 2016-69 Class WA, 3% 2/20/46	264,476	238,481
Series 2017-134 Class BA, 2.5% 11/20/46	621,464	554,842
Series 2021-58 Class IY, 3% 2/20/51	1,791,639	280,619
Series 2021-78 Class IP, 3% 5/20/51 (o)	624,142	97,856
sequential payer:
Series 2009-81 Class A, 5.75% 9/20/36	1,603	1,611
Series 2010-160 Class DY, 4% 12/20/40	893,238	855,200
Series 2010-170 Class B, 4% 12/20/40	197,628	188,958
Series 2017-139 Class BA, 3% 9/20/47	2,639,631	2,335,761
Series 2022-22 Class UH, 3% 12/20/50	698,992	618,527
Series 2003-52 Class SB, 11.340% x CME Term SOFR 1 Month Index 2.0373% 6/16/33 (e)(h)	879	828
Series 2007-7 Class EI, 6.080% - CME Term SOFR 1 Month Index 0.7657% 2/20/37 (e)(o)(q)	13,364	1,083
Series 2008-50 Class SA, 6.110% - CME Term SOFR 1 Month Index 0.7957% 6/20/38 (e)(o)(q)	19,929	1,780
Series 2009-106 Class XL, 6.630% - CME Term SOFR 1 Month Index 1.3157% 6/20/37 (e)(o)(q)	4,386	341
Series 2009-16 Class SJ, 6.680% - CME Term SOFR 1 Month Index 1.3657% 5/20/37 (e)(o)(q)	13,519	1,474
Series 2010-116 Class QB, 4% 9/16/40	1,457,743	1,395,119
Series 2011-94 Class SA, 5.980% - CME Term SOFR 1 Month Index 0.6657% 7/20/41 (e)(o)(q)	65,552	5,572
Series 2013-149 Class MA, 2.5% 5/20/40	556,940	535,291
Series 2013-H04 Class BA, 1.65% 2/20/63 (n)	163	147
Series 2014-105 Class SN, 5.980% - CME Term SOFR 1 Month Index 0.6657% 12/20/34 (e)(o)(q)	12,820	983
Series 2014-60 Class W, 4.1474% 2/20/29 (e)	6,042	5,926
Series 2015-H02 Class HA, 2.5% 1/20/65	31,738	30,964
Series 2015-H13 Class HA, 2.5% 8/20/64 (n)	3,426	3,262
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 5.16% 8/20/66 (e)(h)(n)	695,525	692,538
Series 2017-H08 Class XI, 0.0752% 3/20/67 (e)(o)	344,164	13,455
Series 2017-H11 Class XI, 0.3425% 5/20/67 (e)(o)	907,903	36,010
Series 2017-H14:
Class AI, 0.8357% 6/20/67 (e)(o)	432,925	24,659
Class XI, 0.4381% 6/20/67 (e)(o)	356,006	11,716
Series 2021-125 Class HA, 1.5% 4/20/51	797,385	671,728
Series 2021-155 Class PD, 1.25% 9/20/51	820,523	697,066
Series 2021-175 Class PB, 1% 3/20/50	341,605	263,079
Series 2021-215 Class LG, 1.75% 12/20/51	1,199,571	978,291
Series 2022-85 Class IK, 3% 5/20/51 (o)	328,830	51,495
target amortization class Series 2004-90 Class SI, 5.980% - CME Term SOFR 1 Month Index 0.6657% 10/20/34 (e)(o)(q)	5,414	353
United States Department of Veterans Affairs guaranteed REMIC pass thru certificates:
sequential payer Series 1998-1 Class 2E, 7% 3/15/28	6,949	6,949
Series 1996-2 Class 1Z, 6.75% 6/15/26	1,686	1,706
Series 1999-1 Class 2Z, 6.5% 1/15/29	1,090	1,097
TOTAL U.S. GOVERNMENT AGENCY		166,522,403
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $416,038,848)		397,592,602

Commercial Mortgage Securities - 2.5%
	Principal Amount (a)	Value ($)
20 Times Square Trust 2018-20Ts Series 2018-20TS Class F, 3.0999% 5/15/35 (b)(e)	3,016,196	2,250,281
3650R Commercial Mortgage Trust sequential payer Series 2021-PF1:
Class A4, 2.253% 11/15/54	4,200,000	3,450,090
Class A5, 2.522% 11/15/54	1,000,000	820,138
Acre Commercial Mtg 2021-Florida4 Ltd. / A floater Series 2021-FL4 Class C, CME Term SOFR 1 Month Index + 1.860% 7.1843% 12/18/37 (b)(e)(h)	263,000	254,256
Americold Realty Trust floater Series 2020-ICE5 Class F, CME Term SOFR 1 Month Index + 3.600% 8.929% 11/15/37 (b)(e)(h)	688,093	685,287
Arbor Multifamily Mortgage Securities Trust sequential payer:
Series 2021-MF2 Class A4, 2.2515% 6/15/54 (b)	9,500,000	7,951,535
Series 2021-MF3 Class A5, 2.5747% 10/15/54 (b)	1,000,000	841,418
Areit 2021-Cre5 Trust floater sequential payer Series 2021-CRE5 Class C, CME Term SOFR 1 Month Index + 2.360% 7.6843% 11/17/38 (b)(e)(h)	146,000	139,899
Ashford Hospitality Trust floater Series 2018-ASHF Class A, CME Term SOFR 1 Month Index + 1.070% 6.39% 4/15/35 (b)(e)(h)	2,892,924	2,865,803
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX:
Class A, CME Term SOFR 1 Month Index + 1.150% 6.468% 1/15/39 (b)(e)(h)	4,172,000	4,117,243
Class B, CME Term SOFR 1 Month Index + 1.550% 6.868% 1/15/39 (b)(e)(h)	789,000	773,713
Class C, CME Term SOFR 1 Month Index + 2.150% 7.468% 1/15/39 (b)(e)(h)	562,000	549,882
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (b)	6,500,000	6,210,316
Class ANM, 3.112% 11/5/32 (b)	4,963,000	4,585,321
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	1,113,000	933,508
Class CNM, 3.7186% 11/5/32 (b)(e)	461,000	347,365
Bamll Re-Remic Trust 2014-Frr8 Series 2014-FRR8:
Class A, 1.9023% 11/26/47 (b)(e)	351,063	337,340
Class C, 0% 11/26/47 (b)(e)	2,500,000	2,352,244
BANK:
sequential payer:
Series 2018-BN14 Class A4, 4.231% 9/15/60	7,200,000	6,899,017
Series 2019-BN19 Class A3, 3.183% 8/15/61	292,553	255,949
Series 2019-BN21:
Class A4, 2.6% 10/17/52	4,335,496	3,865,173
Class A5, 2.851% 10/17/52	838,000	741,828
Series 2019-BN23 Class ASB, 2.846% 12/15/52	400,000	374,852
Series 2020-BN28 Class A3, 1.584% 3/15/63	8,946,591	7,386,633
Series 2021-BN31 Class A3, 1.771% 2/15/54	2,000,000	1,628,842
Series 2021-BN32 Class A4, 2.349% 4/15/54	20,000,000	16,885,064
Series 2021-BN33 Class A4, 2.27% 5/15/64	9,000,000	7,525,211
Series 2021-BN35 Class ASB, 2.067% 6/15/64	1,300,000	1,143,681
Series 2020-BN25 Class XB, 0.4392% 1/15/63 (e)(o)	5,200,000	113,215
Series 2021-BN31 Class XB, 0.8667% 2/15/54 (e)(o)	7,000,000	306,242
Series 2021-BN33 Class XA, 1.0526% 5/15/64 (e)(o)	13,411,285	679,184
Series 2021-BN34 Class XB, 0.5171% 6/15/63 (e)(o)	171,794,000	5,221,593
Bank5 2023-5Yr2 sequential payer Series 2023-5YR2 Class A3, 6.656% 7/15/56	15,000,000	15,775,442
Bank5 2023-5Yr4 sequential payer Series 2023-5YR4 Class A3, 6.5% 12/15/56	2,700,000	2,832,558
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, CME Term SOFR 1 Month Index + 0.710% 6.0354% 11/25/35 (b)(e)(h)	12,924	12,115
Series 2005-4A:
Class A2, CME Term SOFR 1 Month Index + 0.690% 6.0204% 1/25/36 (b)(e)(h)	31,465	29,280
Class M1, CME Term SOFR 1 Month Index + 0.780% 6.1104% 1/25/36 (b)(e)(h)	10,156	9,453
Series 2006-4A Class A2, CME Term SOFR 1 Month Index + 0.510% 5.8404% 12/25/36 (b)(e)(h)	68,658	63,640
Series 2007-1 Class A2, CME Term SOFR 1 Month Index + 0.510% 5.8404% 3/25/37 (b)(e)(h)	16,453	15,223
Series 2007-2A:
Class A1, CME Term SOFR 1 Month Index + 0.380% 5.8404% 7/25/37 (b)(e)(h)	55,544	50,444
Class A2, CME Term SOFR 1 Month Index + 0.430% 5.9154% 7/25/37 (b)(e)(h)	52,003	46,384
Class M1, CME Term SOFR 1 Month Index + 0.480% 5.9904% 7/25/37 (b)(e)(h)	17,701	15,845
Series 2007-3:
Class A2, CME Term SOFR 1 Month Index + 0.540% 5.8704% 7/25/37 (b)(e)(h)	19,062	17,177
Class M1, CME Term SOFR 1 Month Index + 0.570% 5.9004% 7/25/37 (b)(e)(h)	10,102	9,009
Class M2, CME Term SOFR 1 Month Index + 0.620% 5.9454% 7/25/37 (b)(e)(h)	10,805	9,501
Class M3, CME Term SOFR 1 Month Index + 0.660% 5.9904% 7/25/37 (b)(e)(h)	17,305	14,779
Class M4, CME Term SOFR 1 Month Index + 0.860% 6.1854% 7/25/37 (b)(e)(h)	27,319	24,390
Class M5, CME Term SOFR 1 Month Index + 1.010% 6.3354% 7/25/37 (b)(e)(h)	15,042	17,209
BB-UBS Trust:
sequential payer Series 2012-SHOW Class A, 3.4302% 11/5/36 (b)	407,000	392,212
Series 2012-SHOW Class E, 4.026% 11/5/36 (b)(e)	437,000	384,851
Bbccre Trust 2015-Gtp sequential payer Series 2015-GTP Class A, 3.966% 8/10/33 (b)	274,000	257,140
Bbcms 2018-Tall Mtg Trust floater Series 2018-TALL Class A, CME Term SOFR 1 Month Index + 0.870% 6.237% 3/15/37 (b)(e)(h)	387,000	368,270
BBCMS Mortgage Trust:
sequential payer:
Series 2019-C4 Class A4, 2.661% 8/15/52	4,000,000	3,614,848
Series 2021-C9 Class A4, 2.021% 2/15/54	10,000,000	8,357,931
Series 2023-C21 Class A3, 6.2963% 9/15/56 (e)	1,600,000	1,674,580
Series 2016-ETC Class E, 3.6089% 8/14/36 (b)(e)	4,500,000	3,445,122
Benchmark 2024-V5 Mortgage Trust sequential payer Series 2024-V5 Class A3, 5.8053% 1/10/57	1,700,000	1,745,055
Benchmark Commercial Mortgage Trust Series 2018-B3 Class A3, 3.746% 4/10/51	1,700,000	1,648,476
Benchmark Mortgage Trust:
sequential payer:
Series 2018 B2 Class A4, 3.6147% 2/15/51	3,500,000	3,282,817
Series 2018-B4 Class A5, 4.121% 7/15/51	949,000	904,089
Series 2019-B10 Class A4, 3.717% 3/15/62	1,673,000	1,554,686
Series 2019-B13 Class A4, 2.952% 8/15/57	7,629,000	6,792,512
Series 2020-B16 Class A4, 2.483% 2/15/53	3,200,000	2,782,028
Series 2020-B18 Class A4, 1.672% 7/15/53	10,000,000	8,125,348
Series 2020-B19:
Class A3, 1.787% 9/15/53	5,800,000	5,216,355
Class A4, 1.546% 9/15/53	12,500,000	10,271,666
Series 2020-B22 Class A4, 1.685% 1/15/54	3,175,000	2,576,148
Series 2021-B23 Class A4A1, 1.823% 2/15/54	2,000,000	1,588,840
Series 2021-B24 Class A4, 2.2638% 3/15/54	17,600,000	14,518,032
Series 2021-B26 Class A4, 2.295% 6/15/54	8,800,000	7,187,829
Series 2023-C5 Class A2, 6.5176% 6/15/56	8,500,000	8,801,096
Series 2023-V2 Class A3, 5.8118% 5/15/55	13,000,000	13,248,304
Series 2023-V4 Class A3, 6.8409% 11/15/56	1,867,000	1,983,736
Series 2019-B12 Class XA, 1.0242% 8/15/52 (e)(o)	38,319,954	1,274,644
Series 2019-B14 Class XA, 0.7701% 12/15/62 (e)(o)	22,558,560	571,458
BHMS floater Series 2018-ATLS Class A, CME Term SOFR 1 Month Index + 1.290% 6.8646% 7/15/35 (b)(e)(h)	6,491,821	6,471,154
BHP Trust floater Series 2019-BXHP Class C, CME Term SOFR 1 Month Index + 1.560% 6.8873% 8/15/36 (b)(e)(h)	60,200	59,711
BLOX Trust floater sequential payer Series 2021-BLOX Class A, CME Term SOFR 1 Month Index + 0.860% 6.1825% 9/15/26 (b)(e)(h)	8,921,000	8,611,142
BLP Commercial Mortgage Trust:
floater sequential payer Series 2023-IND Class A, CME Term SOFR 1 Month Index + 1.690% 7.0096% 3/15/40 (b)(e)(h)	500,000	500,625
sequential payer Series 2024-IND2 Class A, CME Term SOFR 1 Month Index + 1.340% 6.6422% 3/15/41 (b)(e)(h)	2,900,000	2,897,697
Bmd2 Re-Remic Trust 2019-Frr1:
floater Series 2019-FRR1:
Class 1A1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.610% 7.9591% 5/25/52 (b)(e)(h)	92,646	92,556
Class 1A5, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 4.310% 9.6591% 5/25/52 (b)(e)(h)	51,175	50,593
Series 2019-FRR1 Class 5B13, 2.1972% 5/25/52 (b)(e)	4,000,000	2,938,039
BMO Mortgage Trust sequential payer:
Series 2022-C1 Class A4, 3.119% 2/17/55	6,200,000	5,398,636
Series 2023-5C1 Class A3, 6.534% 8/15/56	13,800,000	14,436,402
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 7.2156% 4/15/37 (b)(e)(h)	15,784,000	15,832,788
Class B, CME Term SOFR 1 Month Index + 2.440% 7.7646% 4/15/37 (b)(e)(h)	4,626,000	4,618,772
Bsst 2021-Sscp Mtg Trust floater Series 2021-SSCP:
Class A, CME Term SOFR 1 Month Index + 0.860% 6.1825% 4/15/36 (b)(e)(h)	1,404,000	1,389,521
Class E, CME Term SOFR 1 Month Index + 2.210% 7.5325% 4/15/36 (b)(e)(h)	87,000	83,264
Bway 2013-1515 Mtg Trust Series 2013-1515 Class F, 3.927% 3/10/33 (b)(e)	146,276	122,434
BX Commercial Mortgage Trust:
floater:
Series 2019-IMC:
Class B, CME Term SOFR 1 Month Index + 1.340% 6.6643% 4/15/34 (b)(e)(h)	4,464,000	4,447,824
Class C, CME Term SOFR 1 Month Index + 1.640% 6.9643% 4/15/34 (b)(e)(h)	2,952,000	2,938,473
Class D, CME Term SOFR 1 Month Index + 1.940% 7.2643% 4/15/34 (b)(e)(h)	3,099,000	3,081,743
Series 2019-XL:
Class C, CME Term SOFR 1 Month Index + 1.360% 6.6821% 10/15/36 (b)(e)(h)	3,155,598	3,149,681
Class D, CME Term SOFR 1 Month Index + 1.560% 6.8821% 10/15/36 (b)(e)(h)	7,863,350	7,843,692
Class E, CME Term SOFR 1 Month Index + 1.910% 7.2321% 10/15/36 (b)(e)(h)	8,530,600	8,503,942
Class G, CME Term SOFR 1 Month Index + 2.410% 7.7321% 10/15/36 (b)(e)(h)	15,725,000	15,636,544
Class J, CME Term SOFR 1 Month Index + 2.760% 8.0821% 10/15/36 (b)(e)(h)	6,162,500	6,012,290
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.0684% 10/15/26 (b)(e)(h)	2,064,623	2,040,106
Series 2021-CIP Class E, CME Term SOFR 1 Month Index + 2.930% 8.2525% 12/15/38 (b)(e)(h)	10,350,000	10,181,813
Series 2021-LBA Class AJV, CME Term SOFR 1 Month Index + 0.910% 6.2325% 2/15/36 (b)(e)(h)	659,000	654,469
Series 2021-PAC:
Class A, CME Term SOFR 1 Month Index + 0.800% 6.1216% 10/15/36 (b)(e)(h)	8,126,000	8,042,201
Class B, CME Term SOFR 1 Month Index + 1.010% 6.3313% 10/15/36 (b)(e)(h)	1,201,000	1,180,733
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5311% 10/15/36 (b)(e)(h)	1,607,000	1,570,843
Class D, CME Term SOFR 1 Month Index + 1.410% 6.7308% 10/15/36 (b)(e)(h)	1,560,000	1,515,150
Class E, CME Term SOFR 1 Month Index + 2.060% 7.38% 10/15/36 (b)(e)(h)	5,425,000	5,316,500
Series 2021-SOAR Class F, CME Term SOFR 1 Month Index + 2.460% 7.7825% 6/15/38 (b)(e)(h)	3,530,976	3,469,184
Series 2021-VINO Class A, CME Term SOFR 1 Month Index + 0.760% 6.0848% 5/1/38 (b)(e)(h)	3,930,308	3,891,158
Series 2022-CSMO Class B, CME Term SOFR 1 Month Index + 3.140% 8.4583% 6/15/27 (b)(e)(h)	5,158,800	5,173,309
Series 2022-IND Class A, CME Term SOFR 1 Month Index + 1.490% 6.8086% 4/15/37 (b)(e)(h)	5,980,106	5,980,106
Series 2023-XL3:
Class A, CME Term SOFR 1 Month Index + 1.760% 7.0791% 12/9/40 (b)(e)(h)	5,127,000	5,162,248
Class B, CME Term SOFR 1 Month Index + 2.190% 7.5085% 12/9/40 (b)(e)(h)	996,000	1,003,781
Class C, CME Term SOFR 1 Month Index + 2.640% 7.9578% 12/9/40 (b)(e)(h)	540,000	544,219
Class D, CME Term SOFR 1 Month Index + 3.580% 8.9064% 12/9/40 (b)(e)(h)	300,000	302,250
Series 2024-MF:
Class A, CME Term SOFR 1 Month Index + 1.440% 6.7416% 2/15/39 (b)(e)(h)	130,000	129,756
Class E, CME Term SOFR 1 Month Index + 3.730% 9.0383% 2/15/39 (b)(e)(h)	174,000	174,322
floater sequential payer:
Series 2019-CALM Class A, CME Term SOFR 1 Month Index + 0.990% 6.3085% 11/15/32 (b)(e)(h)	2,389,891	2,386,157
Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.040% 6.3643% 4/15/34 (b)(e)(h)	7,500,000	7,479,994
Series 2020-VKNG Class A, CME Term SOFR 1 Month Index + 1.040% 6.3625% 10/15/37 (b)(e)(h)	964,700	961,986
BX Commercial Mortgage Trust 2024-Xl4:
floater Series 2024-XL4:
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1092% 2/15/39 (b)(e)(h)	857,000	855,929
Class D, CME Term SOFR 1 Month Index + 3.130% 8.4573% 2/15/39 (b)(e)(h)	390,000	390,000
Class E, CME Term SOFR 1 Month Index + 4.180% 9.5057% 2/15/39 (b)(e)(h)	210,000	209,895
floater sequential payer Series 2024-XL4 Class A, CME Term SOFR 1 Month Index + 1.440% 6.7597% 2/15/39 (b)(e)(h)	7,025,000	7,025,000
Bx Commercial Mtg Trust 2023-Vlt3 sequential payer Series 2023-VLT3 Class A, CME Term SOFR 1 Month Index + 1.940% 7.2576% 11/15/28 (b)(e)(h)	550,000	550,000
BX Trust:
floater:
Series 2021-ARIA Class A, CME Term SOFR 1 Month Index + 1.010% 6.3316% 10/15/36 (b)(e)(h)	697,000	687,852
Series 2021-MFM1:
Class E, CME Term SOFR 1 Month Index + 2.360% 7.6825% 1/15/34 (b)(e)(h)	72,855	71,672
Class F, CME Term SOFR 1 Month Index + 3.110% 8.4325% 1/15/34 (b)(e)(h)	44,834	43,977
Series 2021-VIEW Class F, CME Term SOFR 1 Month Index + 4.040% 9.3625% 6/15/36 (b)(e)(h)	61,000	53,985
Series 2022-GPA:
Class A, CME Term SOFR 1 Month Index + 2.160% 7.4826% 8/15/39 (b)(e)(h)	4,200,445	4,210,978
Class B, CME Term SOFR 1 Month Index + 2.660% 7.9816% 8/15/41 (b)(e)(h)	496,155	497,395
Series 2022-IND:
Class B, CME Term SOFR 1 Month Index + 1.940% 7.2576% 4/15/37 (b)(e)(h)	3,048,997	3,048,038
Class C, CME Term SOFR 1 Month Index + 2.290% 7.6076% 4/15/37 (b)(e)(h)	688,187	687,327
Class D, CME Term SOFR 1 Month Index + 2.830% 8.1566% 4/15/37 (b)(e)(h)	575,658	574,579
Series 2024-PAT:
Class A, CME Term SOFR 1 Month Index + 2.090% 7.34% 3/15/26 (e)(h)	150,000	149,621
Class C, CME Term SOFR 1 Month Index + 4.430% 0% 3/15/26 (e)(h)	321,000	323,005
Class D, CME Term SOFR 1 Month Index + 5.380% 10.639% 3/15/26 (e)(h)	155,000	155,527
floater sequential payer Series 2021-MFM1 Class A, CME Term SOFR 1 Month Index + 0.810% 6.1325% 1/15/34 (b)(e)(h)	2,729,425	2,708,954
Bx Trust 2023-Delc floater sequential payer Series 2023-DELC Class A, CME Term SOFR 1 Month Index + 2.690% 8.0076% 5/15/38 (b)(e)(h)	1,150,000	1,160,067
BXMT, Ltd. floater Series 2020-FL3 Class A, CME Term SOFR 1 Month Index + 1.510% 6.8358% 11/15/37 (b)(h)	3,093,898	3,006,030
BXSC Commercial Mortgage Trust floater Series 2022-WSS Class D, CME Term SOFR 1 Month Index + 3.180% 8.506% 3/15/35 (b)(e)(h)	8,167,000	8,092,987
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class A, CME Term SOFR 1 Month Index + 1.360% 6.685% 12/15/37 (b)(e)(h)	3,800,000	3,798,813
Camb Commercial Mortgage Trust sequential payer Series 2021-CX2 Class A, 2.7% 11/10/46 (b)	4,000,000	3,261,528
CD Commercial Mortgage Trust Series 2017-CD6 Class A3, 3.104% 11/13/50	2,500,000	2,355,931
CD Mortgage Trust sequential payer Series 2017-CD5:
Class A3, 3.171% 8/15/50	2,700,000	2,504,574
Class A4, 3.431% 8/15/50	1,000,000	928,863
Cent Trust 2023-City floater sequential payer Series 2023-CITY Class A, CME Term SOFR 1 Month Index + 2.620% 7.9376% 9/15/38 (b)(e)(h)	733,100	736,764
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1:
Class A1, 1.69% 7/15/60 (b)	16,578,699	15,415,277
Class A2, 1.99% 7/15/60 (b)	6,503,611	5,551,506
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	8,434,906	7,568,148
CF Mortgage Trust sequential payer Series 2019-CF2 Class A4, 2.6236% 11/15/52	850,000	738,612
CFCRE Commercial Mortgage Trust Series 2011-C2 Class D, 5.0798% 12/15/47 (b)(e)	81,243	75,556
CFCRE Mortgage Trust sequential payer Series 2016-C6 Class A2, 2.95% 11/10/49	923,168	874,599
Cfmt 2021-Frr1 Trust:
sequential payer Series 2021-FRR1 Class AK99, 0% 9/29/29 (b)	5,353,696	3,601,404
Series 2021-FRR1:
Class BK54, 0% 2/28/26 (b)	659,122	564,371
Class BK58, 2.4476% 9/29/29 (b)(e)	327,366	276,419
Class BK98, 0% 8/29/29 (b)	368,616	235,720
Class BK99, 0% 9/29/29 (b)	447,606	259,656
Class CK45, 1.3395% 2/28/25 (b)(e)	384,122	353,481
Class CK54, 0% 2/28/26 (b)	204,787	170,932
Class CKW1, 0% 1/29/26 (b)	263,297	226,217
Class DK45, 0% 2/28/25 (b)	321,808	287,634
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.3825% 11/15/36 (b)(e)(h)	3,687,000	3,645,426
Class B, CME Term SOFR 1 Month Index + 1.360% 6.6825% 11/15/36 (b)(e)(h)	1,400,000	1,349,807
Cgms Commercial Mortgage Trust sequential payer Series 2017-B1 Class A3, 3.197% 8/15/50	870,882	811,582
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2015-GC33 Class A3, 3.515% 9/10/58	1,551,420	1,507,137
Series 2016-GC37 Class A3, 3.05% 4/10/49	2,190,826	2,105,533
Series 2014-GC25 Class A/S, 4.017% 10/10/47	1,183,000	1,158,596
Series 2015-GC27 Class A5, 3.137% 2/10/48	500,000	490,532
Series 2015-GC29 Class XA, 1.0112% 4/10/48 (e)(o)	28,169,185	217,415
Series 2015-GC33:
Class AAB, 3.522% 9/10/58	321,984	316,502
Class XA, 0.8676% 9/10/58 (e)(o)	16,790,074	172,614
Series 2016-C2 Class A3, 2.575% 8/10/49	2,705,173	2,550,555
Series 2016-GC36 Class A4, 3.349% 2/10/49	2,500,000	2,378,717
Series 2016-P6 Class XA, 0.555% 12/10/49 (e)(o)	12,341,683	150,334
COMM Mortgage Trust:
sequential payer:
Series 2014-CR18 Class A5, 3.828% 7/15/47	1,605,629	1,595,103
Series 2015 LC19 Class A3, 2.922% 2/10/48	5,576,268	5,480,424
Series 2015-CR22 Class A4, 3.048% 3/10/48	5,265,000	5,154,400
Series 2015-CR24 Class A5, 3.696% 8/10/48	234,981	228,025
Series 2015-CR25 Class A4, 3.759% 8/10/48	200,574	194,694
Series 2016-COR1 Class A3, 2.826% 10/10/49	7,520,414	7,073,836
Series 2014-CR17 Class XA, 0.8146% 5/10/47 (e)(o)	10,009,646	414
Series 2014-CR20 Class XA, 0.9224% 11/10/47 (e)(o)	15,210,424	26,294
Series 2014-LC17 Class XA, 0.645% 10/10/47 (e)(o)	29,528,398	37,359
Series 2014-UBS6:
Class A5, 3.644% 12/10/47	3,900,000	3,820,516
Class XA, 0.8226% 12/10/47 (e)(o)	8,567,433	22,204
Series 2015-CR24 Class A4, 3.432% 8/10/48	924,844	900,974
Series 2015-PC1 Class A4, 3.62% 7/10/50	489,065	480,432
Series 2020-CMB Class D, 3.6327% 2/10/37 (b)(e)	255,983	242,005
COMM Trust sequential payer Series 2017-COR2:
Class A3, 3.51% 9/10/50	11,380,000	10,564,953
Class ASB, 3.317% 9/10/50	855,440	825,678
Communication 2018-Home Mortgage Trust sequential payer Series 2018-HOME Class A, 3.8151% 4/10/33 (b)(e)	699,201	638,759
Credit Suisse Mortgage Trust:
floater:
Series 2019-ICE4:
Class A, CME Term SOFR 1 Month Index + 1.020% 6.345% 5/15/36 (b)(e)(h)	7,973,164	7,973,229
Class B, CME Term SOFR 1 Month Index + 1.270% 6.595% 5/15/36 (b)(e)(h)	561,603	561,513
Class C, CME Term SOFR 1 Month Index + 1.470% 6.795% 5/15/36 (b)(e)(h)	1,517,225	1,517,173
Series 2022-NWPT Class A, CME Term SOFR 1 Month Index + 3.140% 8.4606% 9/9/24 (b)(e)(h)	282,000	282,793
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	2,158,714	1,999,098
Series 2020-NET Class B, 2.8159% 8/15/37 (b)	500,000	462,621
CSAIL Commercial Mortgage Trust:
sequential payer:
Series 2015-C3 Class A4, 3.7182% 8/15/48	359,957	348,707
Series 2021-C20 Class A2, 2.4862% 3/15/54	15,169,440	12,776,772
Series 2016-C7 Class A4, 3.21% 11/15/49	3,186,022	3,045,971
Csmc 2021-Bhar floater Series 2021-BHAR Class A, CME Term SOFR 1 Month Index + 1.260% 6.5825% 11/15/38 (b)(e)(h)	1,000,000	994,375
CSMC Commercial Mortgage Trust sequential payer Series 2016-NXSR Class A4, 3.7948% 12/15/49	2,000,000	1,888,859
CSMC Trust:
sequential payer Series 2014-U.S.A. Class A2, 3.953% 9/15/37 (b)	5,001,000	4,400,882
Series 2014-U.S.A. Class D, 4.3733% 9/15/37 (b)	444,000	284,998
DBJPM Mortgage Trust sequential payer Series 2017-C6 Class A3, 3.269% 6/10/50	1,070,384	1,056,607
DOLP Trust sequential payer Series 2021-NYC Class A, 2.956% 5/10/41 (b)	8,810,000	7,330,399
DTP Commercial Mortgage Trust 2023-Ste2 sequential payer Series 2023-STE2 Class A, 6.038% 1/15/41 (b)(e)	1,352,000	1,331,721
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1335% 11/15/38 (b)(e)(h)	10,967,234	10,857,562
Class B, CME Term SOFR 1 Month Index + 1.230% 6.5527% 11/15/38 (b)(e)(h)	973,866	963,215
Class F, CME Term SOFR 1 Month Index + 2.780% 8.0995% 11/15/38 (b)(e)(h)	998,837	985,103
Extended Stay America Trust floater Series 2021-ESH:
Class A, CME Term SOFR 1 Month Index + 1.190% 6.5125% 7/15/38 (b)(e)(h)	4,912,591	4,906,459
Class B, CME Term SOFR 1 Month Index + 1.490% 6.8125% 7/15/38 (b)(e)(h)	1,926,776	1,923,765
Class C, CME Term SOFR 1 Month Index + 1.810% 7.1325% 7/15/38 (b)(e)(h)	1,420,596	1,418,377
Class D, CME Term SOFR 1 Month Index + 2.360% 7.6825% 7/15/38 (b)(e)(h)	2,870,484	2,865,973
Class F, CME Term SOFR 1 Month Index + 3.810% 9.1325% 7/15/38 (b)(e)(h)	1,102,061	1,099,995
Fannie Mae:
sequential payer:
Series 2014-M13 Class A2, 3.021% 8/25/24	110,341	108,987
Series 2015-M1 Class A2, 2.532% 9/25/24	237,660	233,484
Series 2015-M10 Class A2, 3.092% 4/25/27	164,145	156,927
Series 2015-M13 Class A2, 2.6991% 6/25/25 (e)	35,297	34,180
Series 2015-M7 Class A2, 2.59% 12/25/24	210,302	205,565
Series 2016-M6 Class A2, 2.488% 5/25/26	212,467	201,752
Series 2016-M7 Class A2, 2.4994% 9/25/26	161,887	153,304
Series 2017-M3 Class A2, 2.4654% 12/25/26 (e)	368,048	345,833
Series 2017-M5 Class A2, 3.0693% 4/25/29 (e)	618,708	575,593
Series 2017-M8 Class A2, 3.061% 5/25/27	232,006	220,907
Series 2018-M10 Class A2, 3.3572% 7/25/28 (e)	609,916	579,204
Series 2018-M2 Class A2, 2.9053% 1/25/28 (e)	786,244	739,352
Series 2018-M4 Class A2, 3.0642% 3/25/28 (e)	250,025	235,758
Series 2018-M7 Class A2, 3.0321% 3/25/28 (e)	802,672	755,064
Series 2019-M1 Class A2, 3.5468% 9/25/28 (e)	1,458,155	1,392,164
Series 2019-M12 Class A2, 2.885% 6/25/29 (e)	798,672	734,610
Series 2019-M7 Class A2, 3.143% 4/25/29	495,818	460,573
Series 2020-M38 Class 2A1, 1.594% 11/25/28	163,033	144,493
Series 2020-M50 Class A2, 1.2% 10/25/30	156,916	141,081
Series 2022-M2S Class A2, 3.7508% 8/25/32 (e)	412,499	383,586
Series 2015-M5 Class A1, 2.8638% 3/25/25 (e)	378,877	369,437
Series 2017-M1 Class A2, 2.4168% 10/25/26 (e)	227,925	214,886
Series 2017-T1 Class A, 2.898% 6/25/27	2,887,861	2,711,460
Series 2018-M14 Class A2, 3.5813% 8/25/28 (e)	1,008,722	964,702
Series 2018-M3 Class A2, 3.0688% 2/25/30 (e)	1,006,226	926,144
Series 2020-M38 Class X2, 1.9789% 11/25/28 (e)(o)	1,053,990	63,047
Series 2020-M50 Class X1, 1.8208% 10/25/30 (e)(o)	2,365,679	158,519
Series 2022-M10 Class A2, 1.9379% 1/25/32 (e)	9,000,000	7,323,235
Freddie Mac:
sequential payer:
Series 2015-K049 Class A2, 3.01% 7/25/25	601,000	584,421
Series 2016-K054 Class A2, 2.745% 1/25/26	4,968,992	4,777,335
Series 2016-K058 Class AM, 2.724% 8/25/26	585,106	555,770
Series 2016-K152 Class A2, 3.08% 1/25/31	258,704	232,469
Series 2016-KS06 Class A2, 2.72% 7/25/26	294,893	280,573
Series 2016-KS07 Class A2, 2.735% 9/25/25	631,914	606,862
Series 2017-K061 Class AM, 3.439% 11/25/26	292,904	282,273
Series 2017-K063 Class AM, 3.513% 1/25/27	749,228	722,611
Series 2017-K070 Class A2, 3.303% 11/25/27	176,848	168,462
Series 2017-KJ17 Class A2, 2.982% 11/25/25	189,971	185,656
Series 2018-KC02 Class A2, 3.37% 7/25/25	770,467	751,774
Series 2018-W5FX Class AFX, 3.3361% 4/25/28 (e)	289,920	271,492
Series 2019-KJ26 Class A2, 2.606% 7/25/27	431,823	410,148
Series 2019-KS11 Class AFX2, 2.654% 6/25/29	1,462,765	1,323,007
Series 2020-1515 Class A2, 1.94% 2/25/35	1,053,190	800,191
Series 2021-K126 Class A2, 2.074% 1/25/31	800,000	676,742
Series 2021-K127 Class A2, 2.108% 1/25/31	6,800,000	5,757,975
Series 2022-5250 Class NH, 3% 8/25/52	12,570,000	10,259,928
Series 2022-K141 Class A2, 2.25% 2/25/32	2,772,000	2,315,722
Series 2022-K142 Class AM, 2.4% 3/25/32	643,616	541,886
Series 2022-K145 Class A2, 2.58% 5/25/32	546,050	465,429
Series 2022-K146:
Class A2, 2.92% 6/25/32	4,673,946	4,084,314
Class AM, 2.92% 6/25/54	380,318	330,892
Series 2022-K147 Class A2, 3% 6/25/32	5,354,000	4,705,129
Series 2022-K750 Class A2, 3% 9/25/29	6,600,000	6,074,373
Series 2023-K-153 Class A2, 3.82% 12/25/32	731,382	681,346
Series 2023-K751 Class A2, 4.412% 3/25/30	3,057,000	2,999,853
Series 2023-K752 Class A2, 4.284% 7/25/30	3,200,000	3,113,931
Series 2023-K754 Class A2, 4.94% 11/25/30	4,700,000	4,736,522
Series 2023-KJ48 Class A2, 5.028% 10/25/31	96,000	95,890
Series 2024-K516 Class A2, 5.476% 1/25/29	12,500,000	12,917,500
Series K065 Class A2, 3.243% 4/25/27	1,494,050	1,431,579
Series 2019-K095 Class X1, 0.9499% 6/25/29 (e)(o)	13,833,981	556,047
Series 2019-KC03 Class X1, 0.4782% 11/25/24 (e)	52,509,675	153,901
Series 2019-KL05 Class X1P, 0.8924% 6/25/29 (e)(o)	5,143,082	209,372
Series 2020-K106 Class X1, 1.3177% 1/25/30 (e)(o)	57,438,767	3,613,140
Series 2020-KX04 Class XFX, 1.6774% 1/25/34 (e)(o)	4,967,392	275,286
Series 2020-Q014 Class X, 2.7853% 10/25/55 (e)(o)	645,356	100,309
Series 2021-1520 Class X3, 3.0927% 4/25/39 (e)(o)	130,186	30,410
Series 2021-K128 Class X3, 2.7814% 4/25/31 (e)(o)	375,930	55,773
Series 2021-K741 Class X1, 0.5665% 12/25/27 (e)(o)	139,963,103	2,529,749
Series 2022 K748 Class A2, 2.26% 1/25/29	13,221,000	11,803,990
Series K047 Class A2, 3.329% 5/25/25	8,088,501	7,914,075
Series K076 Class A2, 3.9% 4/25/28	3,853,000	3,730,098
Freddie Mac Mscr Trust Mn7 floater Series 2023-MN7 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 5.700% 11.0213% 9/25/43 (b)(e)(h)	1,030,000	1,040,306
Freddie Mac Multifamily Struct floater Series 2021-MN1 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.750% 9.0717% 1/25/51 (b)(e)(h)	893,281	877,167
Fremf 17-K68 Mortgage Trust Series 2017-K68 Class B, 3.8416% 10/25/49 (b)(e)	275,672	260,093
Fremf 2014-K38 Mtg Trust Series 2014-K38 Class C, 4.4794% 6/25/47 (b)(e)	138,962	138,149
Fremf 2014-K40 Mtg Trust Series 2014-K40 Class C, 4.0522% 11/25/47 (b)(e)	249,898	246,117
Fremf 2015-K45 Mtg Trust Series 2015-K45 Class B, 3.6005% 4/25/48 (b)(e)	260,957	254,874
Fremf 2015-K46 Mtg Trust Series 2015-K46 Class C, 3.6975% 4/25/48 (b)(e)	103,710	101,027
Fremf 2015-K48 Mtg Trust Series 2015-K48:
Class B, 3.6461% 8/25/48 (b)(e)	470,571	457,320
Class C, 3.6461% 8/25/48 (b)(e)	515,000	498,242
Fremf 2015-K51 Mtg Trust Series 2015-K51 Class B, 3.9507% 10/25/48 (b)(e)	80,452	78,153
Fremf 2016-K55 Mortgage Trust Series 2016-K55 Class B, 4.1671% 4/25/49 (b)(e)	292,553	283,321
Fremf 2016-K56 Mortgage Trust Series 2016-K56 Class B, 3.9511% 6/25/49 (b)(e)	103,827	100,032
Fremf 2016-K58 Mortgage Trust Series 2016-K58 Class C, 3.7376% 9/25/49 (b)(e)	1,090,000	1,030,871
Fremf 2016-K59 Mtg Trust Series 2016-K59 Class B, 3.58% 11/25/49 (b)(e)	137,909	131,059
Fremf 2017-K61 Mortgage Trust Series 2017-K61 Class C, 3.6951% 12/25/49 (b)(e)	156,369	147,554
Fremf 2017-K63 Mortgage Trust Series 2017-K63:
Class B, 3.8784% 2/25/50 (b)(e)	347,991	331,498
Class C, 3.8784% 2/25/50 (b)(e)	146,276	137,862
Fremf 2017-K727 Mortgage Trust Series 2017-K727 Class C, 3.7884% 7/25/24 (b)(e)	93,616	92,357
Fremf 2017-Kl1P Mortgage Trust Series 2017-KL1P Class BP, 3.3682% 10/25/25 (b)(e)	388,576	360,815
Fremf 2018-K733 Mtg Trust Series 2018-K733 Class B, 4.0842% 9/25/25 (b)(e)	384,000	373,232
Fremf 2018-K74 Mortgage Trust Series 2018-K74 Class B, 4.0941% 2/25/51 (b)(e)	292,553	276,549
Fremf 2018-K85 Mortgage Trust Series 2018-K85 Class C, 4.3202% 12/25/50 (b)(e)	1,000,000	931,416
Fremf 2018-Kbx1 Mtg Trust Series 2018-KBX1 Class C, 3.6066% 1/25/26 (b)(e)	219,414	188,898
Fremf 2018-Khg1 Mortgage Trust Series 2018-KHG1 Class C, 3.8231% 12/25/27 (b)(e)	971,831	866,488
Fremf 2018-Kl02 Mtg Trust Series 2018-KL2B Class CB, 3.8328% 1/25/25 (b)(e)	255,463	237,199
Fremf 2018-Kl03 Mortgage Trust Series 2018-KL3W Class CW, 4.2349% 8/25/25 (b)(e)	585,106	548,635
Fremf 2018-Ksl1 Mtg Trust Series 2018-KSL1 Class C, 3.9841% 11/25/25 (b)(e)	498,334	456,804
Fremf 2018-Kw06 Mtg Trust Series 2018-KW06:
Class C, 0% 6/25/28 (b)	365,011	266,769
Class X2A, 0.1% 6/25/28 (b)(o)	3,812,968	10,332
Class X2B, 0.1% 6/25/28 (b)(o)	486,684	1,674
Fremf 2018-Kw07 Mtg Trust Series 2018-KW07:
Class C, 10/25/31 (b)(p)	380,318	233,419
Class X2A, 0.1% 10/25/31 (b)(o)	4,354,877	11,549
Class X2B, 0.1% 10/25/31 (b)(o)	495,949	1,833
Fremf 2019-K736 Mtg Trust Series 2019-K736 Class B, 3.7597% 7/25/26 (b)(e)	905,000	863,649
Fremf 2019-K98 Mtg Trust Series 2019-K98 Class B, 3.7378% 10/25/52 (b)(e)	321,808	293,131
Fremf 2019-Kbf3 Mortgage Trust floater Series 2019-KBF3 Class C, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 4.750% 10.1958% 1/25/29 (b)(e)(h)	693,933	646,970
Fremf 2019-Kl05 Mtg Trust Series 2019-KL05:
Class BHG, 4.3706% 2/25/29 (b)(e)	105,465	92,317
Class CHG, 4.37% 2/25/29 (b)	339,771	293,766
Fremf 2019-Kw10 Mortgage Trust Series 2019-KW10 Class B, 3.6307% 10/25/32 (b)(e)	268,271	237,189
FREMF Mortgage Trust floater Series 2018-KSW4 Class B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.450% 7.8958% 10/25/28 (e)(h)	3,949,698	3,722,132
Fremf Mortgage Trust 2014 K39 Series 2014-K39 Class C, 4.0825% 8/25/47 (b)(e)	204,787	202,261
Frr Re-Remic Trust 2018-C1:
sequential payer Series 2018-C1 Class AK43, 2.8218% 2/27/48 (b)(e)	146,276	139,679
Series 2018-C1:
Class B725, 0.5434% 2/27/50 (b)(e)	195,425	193,192
Class BK43, 2.7137% 2/27/48 (b)(e)	234,042	222,020
Gam Re-Remic Trust 2021-Frr1 Series 2021-FRR1 Class 1B, 0% 11/29/50 (b)	5,000,000	3,809,333
Gam Re-Remic Trust 2022-Frr3 Series 2022-FRR3 Class BK89, 1/27/52 (b)(p)	6,000,000	3,993,005
Ginnie Mae guaranteed Multi-family REMIC pass-thru securities:
Series 2020-193 Class AC, 1.25% 9/16/62	1,437,706	1,057,296
Series 2021-14 Class AB, 1.34% 6/16/63	1,719,545	1,278,082
Series 2021-2 Class AH, 1.5% 6/16/63	4,046,103	3,032,835
Series 2021-21 Class AH, 1.4% 6/16/63	2,760,324	2,057,370
Series 2021-31 Class B, 1.25% 1/16/61	2,999,446	2,198,371
Series 2021-36 Class IO, 1.2886% 3/16/63 (e)	14,039,947	1,146,562
Ginnie Mae guaranteed REMIC pass-thru certificates:
sequential payer Series 2023-119 Class AD, 2.25% 4/16/65	99,581	79,831
Series 2023-118 Class BA, 3.749% 5/16/65 (e)	1,396,771	1,297,284
Great Wolf Trust floater Series 2024-WOLF Class A, CME Term SOFR 1 Month Index + 1.540% 6.842% 3/15/39 (b)(e)(h)	100,000	99,938
Greystone Commercial Capital Trust floater Series 2021-3 Class A, CME Term SOFR 1 Month Index + 2.340% 7.6643% 8/1/24 (b)(e)(h)	7,000,000	6,948,121
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, CME Term SOFR 1 Month Index + 2.060% 7.3825% 9/15/31 (b)(e)(h)	6,645,225	6,614,505
Series 2018-HART Class A, CME Term SOFR 1 Month Index + 1.140% 6.463% 10/15/31 (b)(e)(h)	397,561	387,622
Series 2021-IP:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.3825% 10/15/36 (b)(e)(h)	7,945,000	7,830,974
Class B, CME Term SOFR 1 Month Index + 1.260% 6.5825% 10/15/36 (b)(e)(h)	730,000	709,013
Class C, CME Term SOFR 1 Month Index + 1.660% 6.9825% 10/15/36 (b)(e)(h)	601,000	576,968
sequential payer:
Series 2015-GS1 Class A3, 3.734% 11/10/48	11,384,000	10,947,506
Series 2017-GS6 Class A2, 3.164% 5/10/50	476,294	446,299
Series 2019-GC38 Class A4, 3.968% 2/10/52	909,839	849,695
Series 2020-GC45 Class AAB, 2.8428% 2/13/53	900,000	839,200
Series 2020-GSA2 Class A4, 1.721% 12/12/53	4,940,000	3,919,476
Series 2023-SHIP Class A, 4.3223% 9/10/38 (b)(e)	4,140,000	4,006,856
Series 2011-GC5 Class A/S, 5.1526% 8/10/44 (b)(e)	7,951,089	7,706,253
Series 2015-GC30 Class A3, 3.119% 5/10/50	1,883,924	1,832,817
Series 2015-GC34 Class XA, 1.1931% 10/10/48 (e)(o)	5,074,971	73,548
Series 2019-GC40 Class A3, 2.904% 7/10/52	2,000,000	1,785,317
Gs Mtg Securities Corp. Trust 2023-Fun floater sequential payer Series 2023-FUN Class B, CME Term SOFR 1 Month Index + 2.790% 8.1079% 3/15/28 (b)(e)(h)	1,400,000	1,401,315
HONO 2021-Lulu Mortgage Trust floater Series 2021-LULU Class A, CME Term SOFR 1 Month Index + 1.260% 6.5825% 10/15/36 (b)(e)(h)	355,000	342,614
Independence Plaza Trust sequential payer Series 2018-INDP Class A, 3.763% 7/10/35 (b)	475,983	454,638
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.8066% 8/15/39 (b)(e)(h)	8,682,000	8,728,123
J P Morgan Chase Commercial Mtg Securities floater Series 2022-CGSS:
Class A, CME Term SOFR 1 Month Index + 2.870% 8.1896% 12/15/36 (b)(e)(h)	713,132	714,246
Class B, CME Term SOFR 1 Month Index + 3.370% 8.6896% 12/15/36 (b)(e)(h)	484,930	485,687
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2012-NLP Class A, CME Term SOFR 1 Month Index + 0.590% 5.9141% 4/15/37 (b)(e)(h)	4,686,142	4,428,404
Jp Morgan Chase Commercial Mor Series 2016-NINE Class B, 2.8541% 9/6/38 (b)(e)	300,000	271,044
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2014-C21 Class A4, 3.4927% 8/15/47	600,047	598,605
Series 2015-C14 Class A5, 3.8218% 7/15/48	3,600,000	3,444,139
Series 2015-C29 Class A3A2, 3.3423% 5/15/48 (b)	741,667	722,447
Series 2014-C19 Class XA, 5.9231% 4/15/47 (e)(o)	806,901	201
Series 2015-C30 Class A4, 3.5508% 7/15/48	1,209,268	1,167,313
Jpmcc Commercial Mortgage Security sequential payer Series 2017-JP6 Class A5, 3.4898% 7/15/50	5,000,000	4,599,188
Jpmcc Re-Remic Trust 2015-Frr2 Series 2015-FRR2:
Class AK39, 2.4234% 8/27/47 (b)(e)	310,106	299,839
Class BK39, 8/27/47 (b)(p)	118,331	113,643
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2017 C5 Class A4, 3.414% 3/15/50	3,511,782	3,301,202
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, CME Term SOFR 1 Month Index + 1.610% 6.9325% 9/15/29 (b)(e)(h)	4,281,254	4,024,965
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	2,700,000	2,440,125
Class CFX, 4.9498% 7/5/33 (b)	919,000	728,461
Class DFX, 5.3503% 7/5/33 (b)	1,414,000	1,048,778
Class EFX, 5.3635% 7/5/33 (b)(e)	1,934,000	1,319,427
Class XAFX, 1.116% 7/5/33 (b)(e)(o)	10,000,000	247,202
Series 2019-COR4 Class A3, 3.7629% 3/10/52	5,400,000	5,083,181
Series 2021-MHC Class XCP, 0% 4/15/38 (b)(d)(e)(o)	164,060,500	164
Ksl Commercial Mtg Trust 2023-Ht floater Series 2023-HT:
Class A, CME Term SOFR 1 Month Index + 2.290% 7.6078% 12/15/36 (b)(e)(h)	200,000	200,750
Class D, CME Term SOFR 1 Month Index + 4.280% 9.6049% 12/15/36 (b)(e)(h)	857,000	861,287
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6129% 5/15/39 (b)(e)(h)	12,656,000	12,545,260
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1116% 5/15/39 (b)(e)(h)	6,596,000	6,521,795
Class C, CME Term SOFR 1 Month Index + 2.090% 7.4108% 5/15/39 (b)(e)(h)	3,893,000	3,844,338
Class D, CME Term SOFR 1 Month Index + 2.540% 7.8596% 5/15/39 (b)(e)(h)	3,460,000	3,302,138
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1325% 3/15/38 (b)(e)(h)	4,672,057	4,620,956
Class B, CME Term SOFR 1 Month Index + 0.990% 6.3125% 3/15/38 (b)(e)(h)	1,643,526	1,618,873
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5325% 3/15/38 (b)(e)(h)	1,034,085	1,015,988
MCR 2024-HTL Mortgage Trust floater Series 2024-HTL Class E, CME Term SOFR 1 Month Index + 4.650% 9.9543% 2/15/37 (b)(e)(h)	122,000	121,788
MED Trust floater Series 2021-MDLN:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.3825% 11/15/38 (b)(e)(h)	1,353,504	1,343,353
Class E, CME Term SOFR 1 Month Index + 3.260% 8.5825% 11/15/38 (b)(e)(h)	1,229,101	1,216,814
Class F, CME Term SOFR 1 Month Index + 4.110% 9.4325% 11/15/38 (b)(e)(h)	1,408,242	1,395,923
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1325% 7/15/38 (b)(e)(h)	200,000	198,250
MHC Commercial Mortgage Trust floater Series 2021-MHC:
Class E, CME Term SOFR 1 Month Index + 2.210% 7.5334% 4/15/38 (b)(e)(h)	4,550,906	4,511,085
Class F, CME Term SOFR 1 Month Index + 2.710% 8.0334% 4/15/38 (b)(e)(h)	598,814	591,329
Morgan Stanley BAML Trust:
sequential payer:
Series 2015-C21 Class A3, 3.077% 3/15/48	3,030,143	2,962,661
Series 2016-C28 Class A3, 3.272% 1/15/49	3,302,603	3,177,227
Series 2015-C25:
Class A4, 3.372% 10/15/48	2,800,000	2,717,711
Class XA, 1.0274% 10/15/48 (e)(o)	8,973,632	87,971
Series 2015-C26 Class A4, 3.252% 10/15/48	3,200,000	3,111,026
Series 2016-C32 Class A3, 3.459% 12/15/49	8,677,804	8,267,296
Morgan Stanley Capital sequential payer Series 2016-UB11 Class A4, 2.782% 8/15/49	13,840,000	12,871,330
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, CME Term SOFR 1 Month Index + 0.890% 6.215% 8/15/33 (b)(e)(h)	4,512,912	3,723,297
floater sequential payer Series 2019-NUGS Class A, CME Term SOFR 1 Month Index + 1.060% 6.3825% 12/15/36 (b)(e)(h)	5,200,000	4,142,595
sequential payer:
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	13,482,000	12,659,489
Series 2021-L6 Class A3, 2.196% 6/15/54	7,000,000	5,732,712
Series 2015-UBS8 Class A3, 3.54% 12/15/48	2,387,939	2,316,618
Series 2016-UB12 Class A3, 3.337% 12/15/49	1,966,999	1,861,658
Series 2018-H4 Class A4, 4.31% 12/15/51	3,837,000	3,667,931
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)(e)	1,558,000	1,422,630
Class C, 3.1771% 11/10/36 (b)(e)	1,495,000	1,332,653
Class D, 3.1771% 11/10/36 (b)(e)	2,340,000	2,038,195
Series 2021-L6 Class XA, 1.2063% 6/15/54 (e)(o)	12,362,291	661,191
Morgan Stanley Capital I Trust 2017-A floater Series 2017-ASHF:
Class B, CME Term SOFR 1 Month Index + 1.250% 6.865% 11/15/34 (b)(e)(h)	890,000	881,378
Class G, CME Term SOFR 1 Month Index + 7.190% 12.515% 11/15/34 (b)(h)	14,000	12,786
MRCD Mortgage Trust Series 2019-PARK:
Class E, 2.7175% 12/15/36 (b)(d)	600,000	336,000
Class F, 2.7175% 12/15/36 (b)(d)	1,228,000	638,560
Mscr 2021-Minnesota3 M1 floater Series 2021-MN3:
Class M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.300% 7.6217% 11/25/51 (b)(e)(h)	111,274	108,655
Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 4.000% 9.3217% 11/25/51 (b)(e)(h)	1,605,728	1,545,570
Mscr 2022-Minnesota4 M2 floater Series 2022-MN4 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 6.500% 11.8217% 5/25/52 (b)(e)(h)	182,845	193,641
MSWF Commercial Mortgage Trust:
sequential payer Series 2023-2 Class A5, 6.014% 12/15/56	30,514	32,485
Series 2023-2 Class XA, 1.1412% 12/15/56 (e)(o)	2,224,733	144,025
MTN Commercial Mortgage Trust:
floater Series 2022-LPFL Class F, CME Term SOFR 1 Month Index + 4.280% 9.6091% 3/15/39 (b)(e)(h)	7,000,000	6,584,542
floater sequential payer Series 2022-LPFL Class A, CME Term SOFR 1 Month Index + 1.390% 6.7169% 3/15/39 (b)(e)(h)	100,000	98,063
Multi-family1 2021-W10X floater Series 2021-W10:
Class A, CME Term SOFR 1 Month Index + 1.070% 6.3883% 12/15/34 (b)(e)(h)	480,000	476,404
Class B, CME Term SOFR 1 Month Index + 1.370% 6.6883% 12/15/34 (b)(e)(h)	400,000	384,930
Multifamily Conn Ave Securities Trust 2:
floater:
Series 2020-01 Class M10, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.860% 9.1861% 3/25/50 (b)(e)(h)	3,860,839	3,812,798
Series 2023-01 Class M10, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 6.500% 11.8217% 11/25/53 (b)(e)(h)	3,525,000	3,644,114
Series 2019-01 Class M10, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.360% 8.6861% 10/25/49 (b)(e)(h)	4,433,871	4,362,087
NJ Trust 2023-GSP sequential payer Series 2023-GSP Class A, 6.4808% 1/6/29 (b)(e)	2,643,000	2,726,114
Nw Re-Remic Trust 2021-Frr1 Series 2021-FRR1 Class BK88, 2.6561% 12/18/51 (b)(e)	267,686	209,095
One Bryant Pk Trust 2019-OBP sequential payer Series 2019-OBP Class A, 2.5164% 9/15/54 (b)	4,690,000	3,998,868
ONE Mortgage Trust floater Series 2021-PARK:
Class D, CME Term SOFR 1 Month Index + 1.610% 6.9325% 3/15/36 (b)(e)(h)	4,133,000	3,843,905
Class E, CME Term SOFR 1 Month Index + 1.860% 7.1825% 3/15/36 (b)(e)(h)	2,326,000	2,142,828
One New York Plaza Trust 2020-:
floater Series 2020-1NYP:
Class AJ, CME Term SOFR 1 Month Index + 1.360% 6.6825% 1/15/36 (b)(e)(h)	117,000	111,463
Class B, CME Term SOFR 1 Month Index + 1.610% 6.9325% 1/15/36 (b)(e)(h)	100,000	93,506
floater sequential payer Series 2020-1NYP Class A, CME Term SOFR 1 Month Index + 1.060% 6.3825% 1/15/36 (b)(e)(h)	73,000	70,994
Open Trust 2023-Air sequential payer Series 2023-AIR:
Class A, CME Term SOFR 1 Month Index + 3.080% 8.4067% 10/15/28 (b)(e)(h)	4,138,429	4,153,948
Class B, CME Term SOFR 1 Month Index + 3.830% 9.1556% 10/15/28 (b)(e)(h)	2,320,391	2,330,466
Pfp 2021-7 Ltd. floater Series 2021-7:
Class C, CME Term SOFR 1 Month Index + 1.760% 7.0858% 4/14/38 (b)(e)(h)	26,925	26,553
Class D, CME Term SOFR 1 Month Index + 2.510% 7.8358% 4/14/38 (b)(e)(h)	424,979	411,402
Prima Capital Ltd. floater Series 2021-9A Class B, CME Term SOFR 1 Month Index + 1.910% 7.2343% 12/15/37 (b)(e)(h)	194,343	190,269
Rfm Reremic Trust 2022-Frr1 Series 2022-FRR1 Class BK64, 1.71% 3/1/50 (b)(e)	4,000,000	3,267,264
RLGH Trust floater Series 2021-TROT Class A, CME Term SOFR 1 Month Index + 0.910% 6.2325% 4/15/36 (b)(e)(h)	1,900,000	1,877,588
Sbalr Commercial Mortgage 2020:
sequential payer Series 2020-RR1 Class A3, 2.825% 2/13/53 (b)	1,092,646	891,527
Series 2020-RR1 Class XA, 1.2272% 2/13/53 (b)(e)(o)	1,811,502	98,031
Series Rr 2015-1 Trust Series 2015-1 Class B, 4/26/48 (b)(p)	555,850	510,334
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE:
Class A1, 3.872% 1/5/43 (b)(e)	740,000	567,953
Class A2A, 3.659% 1/5/43 (b)(e)	9,930,000	7,746,100
SMRT Commercial Mortgage Trust floater Series 2022 MINI Class D, CME Term SOFR 1 Month Index + 1.950% 7.268% 1/15/39 (b)(e)(h)	1,820,000	1,774,500
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 7.3176% 2/15/39 (b)(e)(h)	1,890,000	1,819,135
Class C, CME Term SOFR 1 Month Index + 2.650% 7.9676% 2/15/39 (b)(e)(h)	983,000	933,856
SREIT Trust floater:
Series 2021-FLWR Class A, CME Term SOFR 1 Month Index + 0.690% 6.009% 7/15/36 (b)(e)(h)	3,980,000	3,932,738
Series 2021-MFP:
Class A, CME Term SOFR 1 Month Index + 0.840% 6.1629% 11/15/38 (b)(e)(h)	10,584,817	10,536,908
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5119% 11/15/38 (b)(e)(h)	4,052,314	4,011,803
Class C, CME Term SOFR 1 Month Index + 1.440% 6.7611% 11/15/38 (b)(e)(h)	2,516,549	2,488,238
Class D, CME Term SOFR 1 Month Index + 1.690% 7.0103% 11/15/38 (b)(e)(h)	1,653,459	1,631,757
Series 2021-MFP2 Class C, CME Term SOFR 1 Month Index + 1.480% 6.8032% 11/15/36 (b)(e)(h)	235,000	232,356
Taubman Centers Commercial Mor floater Series 2022-DPM Class A, CME Term SOFR 1 Month Index + 2.180% 7.5036% 5/15/37 (b)(e)(h)	1,400,000	1,403,500
Thpt 2023-Thl Mortgage Trust sequential payer Series 2023-THL Class A, 6.994% 12/10/34 (b)(e)	100,000	102,125
Tysn 2023-Crnr sequential payer Series 2023-CRNR Class A, 6.5797% 12/10/33 (b)(e)	100,000	103,682
UBS Commercial Mortgage Trust:
sequential payer:
Series 2018-C12:
Class A2, 4.1519% 8/15/51	628,776	615,429
Class A5, 4.2962% 8/15/51	3,000,000	2,866,204
Series 2019-C17 Class A3, 2.6686% 10/15/52	1,065,000	934,827
Series 2017-C1 Class A3, 3.283% 11/15/50	5,500,000	5,107,989
Ubs Commercial Mortgage Trust Series 2017-C4 Class A/S, 3.836% 10/15/50	1,690,000	1,549,871
UBS Commercial Mortgage Trust:
Series 2017-C7 Class XA, 0.9871% 12/15/50 (e)(o)	14,071,760	421,133
Series 2018-C13 Class A3, 4.0694% 10/15/51	5,663,722	5,464,884
Velocity Commercial Capital Ln Trust 2020-1 sequential payer Series 2020-1 Class AFX, 2.61% 2/25/50 (b)	167,801	149,682
Velocity Commercial Capital Lo Series 2023-1 Class A, 6.55% 1/25/54 (b)	402,254	404,899
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	3,760,000	3,027,998
Series 2020-LAB:
Class B, 2.453% 10/10/42 (b)	300,000	240,475
Class X, 0.4294% 10/10/42 (b)(e)(o)	8,700,000	201,132
Wells Fargo Commercial Mortgag floater Series 2020-SDAL Class D, CME Term SOFR 1 Month Index + 2.200% 7.538% 2/15/37 (b)(e)(h)	600,000	592,519
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, CME Term SOFR 1 Month Index + 1.310% 6.6325% 5/15/31 (b)(e)(h)	4,470,000	4,380,656
sequential payer:
Series 2015-C30 Class A4, 3.664% 9/15/58	222,281	214,716
Series 2016-C34 Class A4, 3.096% 6/15/49	6,124,000	5,754,809
Series 2019-C54 Class ASB, 3.063% 12/15/52	2,700,000	2,544,559
Series 2021-C59 Class A4, 2.343% 4/15/54	5,000,000	4,195,343
Series 2021-C61:
Class A3, 2.406% 11/15/54	7,300,000	6,101,523
Class ASB, 2.525% 11/15/54	300,000	268,556
Series 2015-C31 Class XA, 0.9486% 11/15/48 (e)(o)	6,177,388	71,145
Series 2017-C38 Class A/S, 3.665% 7/15/50	1,110,000	1,023,981
Series 2017-C42 Class XA, 0.8595% 12/15/50 (e)(o)	34,134,625	899,796
Series 2018-C46 Class XA, 0.9198% 8/15/51 (e)(o)	11,620,078	257,173
Series 2018-C48 Class A5, 4.302% 1/15/52	3,181,000	3,052,207
Series 2019-C50 Class XA, 1.5765% 5/15/52 (e)(o)	9,158,710	465,299
WF-RBS Commercial Mortgage Trust:
Series 2013-C11 Class D, 4.06% 3/15/45 (b)(e)	194,255	155,471
Series 2014-C24 Class XA, 0.8328% 11/15/47 (e)(o)	5,796,101	10,962
Worldwide Plaza Trust sequential payer Series 2017-WWP Class A, 3.5263% 11/10/36 (b)	609,592	461,631
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,196,119,149)		1,135,595,094

Municipal Securities - 0.1%
	Principal Amount (a)	Value ($)
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	90,000	120,011
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	3,265,000	3,724,013
Series 2010 S1, 7.043% 4/1/50	280,000	341,576
California Gen. Oblig.:
Series 2009:
7.5% 4/1/34	205,000	241,136
7.55% 4/1/39	290,000	352,929
Series 2018, 4.6% 4/1/38	530,000	492,686
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2010 B, 5.844% 11/1/50	45,000	49,139
Dallas Fort Worth Int'l. Arpt. Rev. Series 2022 A, 4.087% 11/1/51	1,010,000	858,438
District of Columbia Income Tax Rev. Series 2010 F, 5.582% 12/1/35	75,000	77,825
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	1,660,000	1,634,716
Jobsohio Beverage Sys. Statewide Series 2020 A, 2.833% 1/1/38	325,000	262,341
Los Angeles Dept. Arpt. Rev. Series C:
2.063% 5/15/34	500,000	383,991
2.163% 5/15/35	500,000	377,595
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2010 A, 5.716% 7/1/39	190,000	198,477
Los Angeles Unified School District:
Series 2010 RY, 6.758% 7/1/34	250,000	274,786
Series KRY, 5.75% 7/1/34	180,000	185,839
Louisiana Gas & Fuel Tax Rev. Series 2022 A, 2.952% 5/1/41	5,270,000	4,059,649
Massachusetts Commonwealth Trans. Fund Rev. (Accelerated Bridge Prog.) Series 2010 A, 5.731% 6/1/40	150,000	156,819
Michigan Fin. Auth. Rev. Series 2019 T, 3.384% 12/1/40	545,000	441,597
Michigan State Univ. Revs. Series 2022 A, 4.165% 8/15/22	2,810,000	2,219,646
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2009 E, 7.414% 1/1/40	2,070,000	2,493,246
Series 2010 A, 7.102% 1/1/41	855,000	998,218
Series 2021 B:
1.963% 1/1/32	1,000,000	816,007
2.113% 1/1/33	1,050,000	845,326
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2010 EE, 6.011% 6/15/42	70,000	74,971
Series 2011 CC, 5.882% 6/15/44	100,000	105,195
New York City Transitional Fin. Auth. Rev.:
Series 2010 C2, 5.767% 8/1/36	815,000	841,437
Series 2021 E3, 1.97% 2/1/33	2,015,000	1,594,456
Series 2023 F3:
5.13% 2/1/35	750,000	757,624
5.15% 2/1/36	750,000	755,909
Series A5, 2.69% 5/1/33	2,015,000	1,689,811
New York Metropolitan Trans. Auth. Rev.:
Series 2009 A1, 5.871% 11/15/39	20,000	20,370
Series 2010 A, 6.668% 11/15/39	380,000	415,975
Series 2010 E, 6.814% 11/15/40	30,000	33,118
New York State Dorm. Auth. Series 2009 F, 5.628% 3/15/39	990,000	1,023,977
Ohio State Univ. Gen. Receipts:
Series 2010 C, 4.91% 6/1/40	140,000	136,753
Series 2011 A, 4.8% 6/1/11	1,503,000	1,370,032
Port Auth. of New York & New Jersey:
174th Series, 4.458% 10/1/62	515,000	458,701
Series 165, 5.647% 11/1/40	240,000	250,598
Series 180, 4.96% 8/1/46	80,000	74,325
Series 68, 4.926% 10/1/51	70,000	67,886
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2010 A, 4.839% 1/1/41	750,000	720,797
San Antonio Elec. & Gas Sys. Rev. Series 2010 A, 5.808% 2/1/41	230,000	240,602
Texas Gen. Oblig. Series 2009 A, 5.517% 4/1/39	340,000	355,850
Texas Private Activity Bond Surface Trans. Corp. (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2019 B, 3.922% 12/31/49	555,000	453,260
Univ. of California Revs.:
Series 2012 AD, 4.858% 5/15/12	130,000	119,012
Series 2015 J, 4.131% 5/15/45	1,750,000	1,589,042
Univ. of Michigan Rev.:
Series 2020 B, 2.437% 4/1/40	1,050,000	770,161
Series 2022 A, 4.454% 4/1/22	4,790,000	4,075,102
Series 2022 B, 3.504% 4/1/52	1,080,000	837,426
Univ. of Minnesota Gen. Oblig. Series 2022, 4.048% 4/1/52	1,060,000	922,574
Univ. of Virginia Gen. Rev. Series 2021 B, 2.584% 11/1/51	1,520,000	990,279
TOTAL MUNICIPAL SECURITIES (Cost $50,004,553)		42,351,249

Foreign Government and Government Agency Obligations - 0.2%
		Principal Amount (a)	Value ($)
Angola Republic:
8.25% 5/9/28 (b)		200,000	184,194
9.5% 11/12/25(Reg. S)		200,000	199,808
Bahrain Kingdom 5.45% 9/16/32 (b)		200,000	180,688
Belgian Kingdom 3.3% 6/22/54 (Reg. S) (b)	EUR	2,394,940	2,528,492
Brazil Minas SPE 5.333% 2/15/28 (Reg. S)		1,592,000	1,566,974
Brazilian Federative Republic:
4.75% 1/14/50		400,000	295,772
6% 10/20/33		500,000	495,665
6.125% 3/15/34		1,990,000	1,967,115
7.125% 5/13/54		488,000	487,878
Colombian Republic:
3.125% 4/15/31		209,000	165,413
8% 4/20/33		200,000	209,355
8.75% 11/14/53		588,000	629,613
10.375% 1/28/33		1,360,000	1,605,521
Costa Rican Republic:
6.55% 4/3/34 (b)		200,000	206,368
6.55% 4/3/34(Reg. S)		200,000	206,368
7.3% 11/13/54 (b)		485,000	511,544
Dominican Republic:
4.5% 1/30/30 (b)		600,000	544,926
5.5% 2/22/29 (b)		2,505,000	2,423,011
5.5% 2/22/29(Reg. S)		161,000	155,730
5.95% 1/25/27 (b)		1,100,000	1,097,679
6% 7/19/28 (b)		1,250,000	1,246,563
6% 2/22/33 (Reg. S)		157,000	151,741
6.4% 6/5/49(Reg. S)		450,000	420,328
7.05% 2/3/31(Reg. S)		500,000	514,500
7.45% 4/30/44		100,000	104,500
Ecopetrol SA 8.375% 1/19/36		140,000	140,280
Export Credit Bank of Turkey 9.375% 1/31/26 (b)		200,000	209,430
Finance Department Government of Sharjah:
6.125% 3/6/36 (b)		390,000	386,155
6.5% 11/23/32 (b)		202,000	207,769
French Government 3% 5/25/54(Reg. S) (b)	EUR	2,422,940	2,452,488
German Federal Republic:
1% 5/15/38(Reg. S) (l)	EUR	6,125,000	5,409,531
3.25% 7/4/42	EUR	2,900,000	3,433,867
Guatemalan Republic:
3.7% 10/7/33 (Reg. S)		747,000	611,980
4.9% 6/1/30(Reg. S)		200,000	189,980
6.6% 6/13/36 (b)		200,000	202,150
Hungarian Republic:
1.75% 6/5/35 (Reg. S)	EUR	1,370,000	1,101,268
2.125% 9/22/31 (b)		580,000	453,357
7.625% 3/29/41		2,300,000	2,630,096
Indonesian Republic:
1.1% 3/12/33	EUR	3,500,000	2,992,157
2.8% 6/23/30(Reg. S)		200,000	176,400
3.05% 3/12/51		670,000	469,134
3.4% 9/18/29		420,000	387,748
3.5% 1/11/28		6,300,000	5,979,267
3.75% 6/14/28 (Reg. S)	EUR	2,000,000	2,163,675
4.65% 9/20/32		1,975,000	1,908,857
Istanbul Metropolitan Municipality 10.5% 12/6/28 (b)		200,000	214,500
Italian Republic 2.375% 10/17/24		3,800,000	3,722,085
Ivory Coast 6.125% 6/15/33(Reg. S)		600,000	526,320
Japan Government 0.005% 2/1/25	JPY	736,650,000	4,912,294
Jordanian Kingdom 7.375% 10/10/47(Reg. S)		200,000	172,250
Kingdom of Saudi Arabia 5.75% 1/16/54 (b)		500,000	483,075
Mongolia Government 8.65% 1/19/28(Reg. S)		200,000	207,350
Moroccan Kingdom 6.5% 9/8/33(Reg. S)		200,000	205,214
Panamanian Republic:
2.252% 9/29/32		480,000	336,750
3.16% 1/23/30		1,020,000	838,501
3.298% 1/19/33		8,600,000	6,503,750
3.875% 3/17/28		720,000	652,950
4.3% 4/29/53		615,000	386,489
4.5% 4/16/50		400,000	260,250
4.5% 4/1/56		480,000	303,720
7.875% 3/1/57		200,000	196,813
Peruvian Republic:
2.783% 1/23/31		772,000	656,879
2.844% 6/20/30		800,000	698,440
3.55% 3/10/51		480,000	344,602
4.125% 8/25/27		200,000	193,660
Philippine Republic:
3% 2/1/28		1,130,000	1,048,674
3.2% 7/6/46		390,000	278,996
Polish Government 4.875% 10/4/33		200,000	196,190
Republic of Benin 7.96% 2/13/38 (b)		200,000	193,688
Republic of Nigeria:
6.5% 11/28/27(Reg. S)		500,000	454,615
7.143% 2/23/30(Reg. S)		200,000	176,625
7.375% 9/28/33 (b)		500,000	418,875
7.625% 11/21/25(Reg. S)		200,000	196,813
Republic of Paraguay:
4.95% 4/28/31 (Reg. S)		650,000	623,662
5.4% 3/30/50(Reg. S)		819,000	704,274
5.6% 3/13/48(Reg. S)		400,000	354,492
6% 2/9/36 (b)		510,000	511,765
Republic of Senegal 6.75% 3/13/48(Reg. S)		200,000	144,750
Republic of Serbia:
1.5% 6/26/29 (Reg. S)	EUR	2,722,000	2,473,993
1.65% 3/3/33 (b)	EUR	569,000	450,371
3.125% 5/15/27 (Reg. S)	EUR	5,088,000	5,275,847
6.25% 5/26/28 (b)		995,000	1,010,552
Romanian Republic:
3% 2/14/31 (b)		60,000	49,966
3% 2/14/31 (Reg. S)		814,000	677,875
3.875% 10/29/35 (b)	EUR	289,000	264,743
5% 9/27/26 (b)	EUR	2,800,000	3,091,002
6.375% 1/30/34 (b)		228,000	226,899
7.125% 1/17/33(Reg. S)		100,000	105,364
7.625% 1/17/53 (b)		100,000	109,037
South African Republic:
4.85% 9/30/29		211,000	189,570
5.875% 4/20/32		700,000	631,531
7.3% 4/20/52		500,000	434,375
Sultanate of Oman:
5.625% 1/17/28 (Reg. S)		575,000	575,000
7% 1/25/51 (b)		800,000	829,824
7% 1/25/51(Reg. S)		200,000	207,456
Turkish Republic:
7.625% 5/15/34		693,000	690,401
9.875% 1/15/28		200,000	219,376
Ukraine Government:
4.375% 1/27/32 (b)	EUR	1,365,000	353,524
6.75% 6/20/28 (Reg. S)	EUR	1,450,000	431,580
7.75% 9/1/24 (b)		2,800,000	865,200
8.994% 2/1/26 (Reg. S)		1,800,000	575,658
United Mexican States:
2.659% 5/24/31		4,695,000	3,893,235
3.5% 2/12/34		1,420,000	1,174,738
4.15% 3/28/27		275,000	268,785
4.28% 8/14/41		400,000	317,768
4.5% 4/22/29		2,920,000	2,807,288
4.5% 1/31/50		650,000	506,337
4.75% 3/8/44		206,000	169,826
6.05% 1/11/40		1,600,000	1,569,360
6.338% 5/4/53		200,000	195,075
6.35% 2/9/35		1,550,000	1,586,317
6.4% 5/7/54		2,230,000	2,198,641
8.5% 3/1/29	MXN	17,000,000	967,325
8.5% 5/31/29	MXN	34,000,000	1,938,180
Uruguay Republic:
4.375% 10/27/27		150,000	147,788
5.1% 6/18/50		280,000	268,730
5.75% 10/28/34		230,000	241,431
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $124,118,218)			114,714,614

Supranational Obligations - 0.0%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 1/14/31 (Reg. S)	EUR	380,000	339,169
0.625% 1/22/29 (Reg. S)	EUR	3,600,000	3,503,244
3% 11/15/28 (Reg. S)	EUR	3,950,000	4,297,362
European Union:
0% 10/4/28 (Reg. S)	EUR	825,000	783,596
0% 10/4/30 (Reg. S)	EUR	1,000,000	901,472
2.5% 10/4/52 (Reg. S)	EUR	505,000	461,843
3% 3/4/53 (Reg. S)	EUR	1,660,000	1,676,071
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $11,826,032)			11,962,757

Common Stocks - 0.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Digicel Group Ltd. (d)	104,255	93,481
Intelsat Emergence SA (d)	75,805	2,751,722
TOTAL COMMON STOCKS (Cost $3,052,973)		2,845,203

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Digicel Group Ltd. (d) (Cost $549,382)	33,329	259,882

Bank Loan Obligations - 0.1%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Frontier Communications Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1907% 10/8/27 (e)(h)(r)	235,304	233,791
Zayo Group Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.320% 9.6513% 3/9/27 (e)(h)(r)	1,025,697	923,445
		1,157,236
Media - 0.0%
CSC Holdings LLC:
Tranche B 5LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9321% 4/15/27 (e)(h)(r)	1,076,025	1,004,911
Tranche B6 LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8176% 1/18/28 (e)(h)(r)	99,000	96,133
Diamond Sports Group LLC 2LN, term loan CME Term SOFR 1 Month Index + 3.250% 10.6625% (c)(e)(h)(r)	3,283,417	182,656
Virgin Media Bristol LLC Tranche N, term loan CME Term SOFR 1 Month Index + 2.500% 7.9321% 1/31/28 (e)(h)(r)	500,000	494,885
		1,778,585
Wireless Telecommunication Services - 0.0%
CCI Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 4.75% 12/17/27 (e)(h)(r)	131,242	130,200
Digicel International Finance Ltd. Tranche B, term loan CME Term SOFR 1 Month Index + 0.000% 12.0627% 5/29/27 (e)(h)(r)	852,022	807,291
		937,491
TOTAL COMMUNICATION SERVICES		3,873,312
CONSUMER DISCRETIONARY - 0.1%
Automobile Components - 0.0%
First Brands Group LLC Tranche B 1LN, term loan CME Term SOFR 6 Month Index + 5.000% 3/24/27 (h)(r)(s)	86,680	86,788
Tenneco, Inc. Tranche A 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 11/17/28 (h)(r)(s)	1,112,191	1,038,509
		1,125,297
Broadline Retail - 0.0%
Buzz Merger Sub Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 2.9586% 1/29/27 (e)(h)(r)	117,792	117,792
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1907% 3/5/28 (e)(h)(r)	1,166,053	1,165,843
		1,283,635
Diversified Consumer Services - 0.1%
Adtalem Global Education, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8263% 8/14/28 (e)(h)(r)	473,142	474,031
AI Aqua Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.08% 7/30/28 (e)(h)(r)	381,699	380,466
Pre-Paid Legal Services, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 12/15/28 (h)(r)(s)	136,192	135,823
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.6246% 3/4/28 (e)(h)(r)	963,141	873,020
William Morris Endeavor Entertainment, LLC. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 5/29/25 (h)(r)(s)	290,657	290,189
		2,153,529
Hotels, Restaurants & Leisure - 0.0%
1011778 BC ULC Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.5763% 9/21/30 (e)(h)(r)	210,273	209,184
KFC Holding Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1843% 3/15/28 (e)(h)(r)	409,653	408,981
Penn Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1763% 5/3/29 (e)(h)(r)	210,160	209,033
		827,198
Specialty Retail - 0.0%
Michaels Companies, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8598% 4/15/28 (e)(h)(r)	1,208,801	988,074
TOTAL CONSUMER DISCRETIONARY		6,377,733
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
City Brewing Co. LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 4.25% 4/5/28 (e)(h)(r)	299,133	225,247
Naked Juice LLC:
1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.6981% 1/24/29 (e)(h)(r)	1,552,741	1,460,353
2LN, term loan CME Term SOFR 3 Month Index + 6.000% 11.4481% 1/24/30 (e)(h)(r)	274,373	220,442
		1,906,042
Consumer Staples Distribution & Retail - 0.0%
Froneri U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6763% 2/1/27 (e)(h)(r)	143,365	143,242
H-Food Holdings LLC 1LN, term loan 1 month U.S. LIBOR + 3.000% 5/25/25 (h)(r)(s)	124,101	91,192
		234,434
Personal Care Products - 0.0%
Prestige Brands, Inc. Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 2.5% 7/1/28 (e)(h)(r)	170,455	171,094
TOTAL CONSUMER STAPLES		2,311,570
FINANCIALS - 0.0%
Capital Markets - 0.0%
Deerfield Dakota Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0981% 4/9/27 (e)(h)(r)	556,304	549,195
Hudson River Trading LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 3/18/28 (h)(r)(s)	347,321	344,772
Jane Street Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9407% 1/26/28 (e)(h)(r)	275,169	274,431
		1,168,398
Financial Services - 0.0%
Avolon TLB Borrower 1 (U.S.) LLC Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.3198% 6/22/28 (e)(h)(r)	265,208	265,081
GTCR W-2 Merger Sub LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3263% 1/31/31 (e)(h)(r)	315,202	316,122
Setanta Aircraft Leasing DAC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 11/5/28 (h)(r)(s)	485,000	485,272
		1,066,475
Insurance - 0.0%
Acrisure LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9407% 2/15/27 (e)(h)(r)	627,655	625,892
Asurion LLC Tranche B8 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6907% 12/23/26 (e)(h)(r)	588,399	584,557
		1,210,449
Mortgage Real Estate Investment Trusts - 0.0%
Blackstone Mortgage Trust, Inc. Tranche B, term loan CME Term SOFR 1 Month Index + 2.250% 2.6536% 4/23/26 (e)(h)(r)	486,041	482,395
TOTAL FINANCIALS		3,927,717
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Bausch + Lomb Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 5/10/27 (h)(r)(s)	549,912	544,154
Health Care Providers & Services - 0.0%
Cano Health, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4626% (c)(e)(h)(r)	202,929	59,610
Tranche DD, term loan CME Term SOFR 1 Month Index + 11.000% 16.3225% 10/2/24 (e)(r)	21,052	20,947
Gainwell Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4481% 10/1/27 (e)(h)(r)	734,848	698,106
Icon Luxembourg Sarl Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.8598% 7/3/28 (e)(h)(r)	223,255	223,521
Phoenix Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6907% 11/15/28 (e)(h)(r)	486,288	485,680
Star Parent, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9/28/30 (h)(r)(s)	162,645	160,511
		1,648,375
Health Care Technology - 0.0%
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5763% 2/15/29 (e)(h)(r)	188,234	186,440
Life Sciences Tools & Services - 0.0%
PRA Health Sciences, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.8598% 7/3/28 (e)(h)(r)	55,624	55,690
Pharmaceuticals - 0.0%
Grifols, S.A. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.4263% 11/15/27 (e)(h)(r)	1,332,613	1,305,628
Jazz Financing Lux SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4407% 5/5/28 (e)(h)(r)	744,385	745,315
Sunshine Luxembourg VII SARL Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 10/2/26 (h)(r)(s)	446,753	447,186
		2,498,129
TOTAL HEALTH CARE		4,932,788
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
TransDigm, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5981% 8/24/28 (e)(h)(r)	796,792	798,067
Commercial Services & Supplies - 0.0%
Amentum Government Services Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4407% 1/23/27 (e)(h)(r)	272,778	272,551
Artera Services LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 2/7/31 (h)(r)(s)	162,826	163,233
Filtration Group Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6907% 10/19/28 (e)(h)(r)	214,970	215,011
Trugreen LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 10/30/27 (h)(r)(s)	224,130	216,366
		867,161
Ground Transportation - 0.0%
Genesee & Wyoming, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.4481% 12/30/26 (e)(h)(r)	1,286,128	1,285,974
Passenger Airlines - 0.0%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.3294% 4/20/28 (e)(h)(r)	172,682	175,920
Professional Services - 0.0%
DTI Holdco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 4/26/29 (h)(r)(s)	94,408	94,133
Element Materials Technology Group:
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.5919% 6/24/29 (e)(h)(r)	192,018	189,378
Tranche DD 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.5919% 6/24/29 (e)(h)(r)	88,624	87,405
		370,916
TOTAL INDUSTRIALS		3,498,038
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
CommScope, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6907% 4/4/26 (e)(h)(r)	907,230	816,761
Electronic Equipment, Instruments & Components - 0.0%
Coherent Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1907% 7/1/29 (e)(h)(r)	383,256	382,681
IT Services - 0.0%
Arches Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6763% 12/4/27 (e)(h)(r)	261,622	250,176
Peraton Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1763% 2/1/28 (e)(h)(r)	306,115	306,115
		556,291
Semiconductors & Semiconductor Equipment - 0.0%
Entegris, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.8481% 7/6/29 (e)(h)(r)	27,316	27,347
Software - 0.0%
Applied Systems, Inc. Tranche 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 2/9/32 (h)(r)(s)	5,000	5,113
Central Parent, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.3481% 7/6/29 (e)(h)(r)	170,526	170,853
EagleView Technology Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 5.1133% 8/14/25 (e)(h)(r)	333,596	324,562
Gen Digital, Inc. Tranche A2 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 9/12/27 (h)(r)(s)	342,776	340,634
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1783% 3/1/29 (e)(h)(r)	2,807,250	2,789,705
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5763% 5/3/28 (e)(h)(r)	84,683	83,223
Open Text Corp.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1763% 1/31/30 (e)(h)(r)	164,358	164,461
Tranche B, term loan CME Term SOFR 1 Month Index + 1.750% 1.855% 5/30/25 (e)(h)(r)	253,401	253,401
Proofpoint, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6907% 8/31/28 (e)(h)(r)	105,852	105,617
Sophia LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9326% 10/7/27 (e)(h)(r)	261,618	261,291
		4,498,860
TOTAL INFORMATION TECHNOLOGY		6,281,940
MATERIALS - 0.0%
Containers & Packaging - 0.0%
Berry Global, Inc. Tranche AA 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1825% 7/1/29 (e)(h)(r)	1,028,072	1,025,501
UTILITIES - 0.0%
Electric Utilities - 0.0%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0763% 1/20/31 (e)(h)(r)	98,750	98,364
TOTAL BANK LOAN OBLIGATIONS (Cost $33,430,416)		32,326,963

Bank Notes - 0.0%
	Principal Amount (a)	Value ($)
Discover Bank:
3.45% 7/27/26	435,000	412,546
4.65% 9/13/28	500,000	477,445
5.974% 8/9/28 (e)	3,503,000	3,448,078
Regions Bank 6.45% 6/26/37	2,533,000	2,570,589
TOTAL BANK NOTES (Cost $6,798,195)		6,908,658

Fixed-Income Funds - 65.8%
	Shares	Value ($)
High Yield Fixed-Income Funds - 1.0%
T. Rowe Price Emerging Markets Bond Fund Class I	20,282,189	182,742,523
TCW Emerging Markets Income Fund Class N	34,982,411	287,905,241
TOTAL HIGH YIELD FIXED-INCOME FUNDS		470,647,764
Intermediate Government Funds - 4.6%
Fidelity SAI U.S. Treasury Bond Index Fund (t)	248,546,554	2,152,413,156
Intermediate-Term Bond Funds - 52.9%
American Funds The Bond Fund of America Class F2	107,049,661	1,201,097,191
Baird Aggregate Bond Fund Class Institutional	111,255,248	1,075,838,246
Baird Core Plus Bond Fund - Institutional Class	90,835,664	907,448,281
Columbia Mortgage Opportunities Fund Class A	35,658,428	283,484,502
DoubleLine Total Return Bond Fund Class N	204,396,223	1,772,115,255
Fidelity SAI Total Bond Fund (t)	500,077,949	4,455,694,529
Fidelity U.S. Bond Index Fund (t)	4,155,652	42,429,211
iShares Core U.S. Aggregate Bond ETF (m)	209,457	20,390,639
iShares iBoxx $ Investment Grade Corporate Bond ETF	116,105	12,499,864
John Hancock Bond Fund Class R6	46,672,404	623,543,316
JPMorgan Core Bond Fund Class R6	50,731,043	513,905,468
PIMCO Income Fund Institutional Class	90,667,139	953,818,304
PIMCO Mortgage Opportunities Fund Institutional Class	183,439,259	1,711,488,288
PIMCO Total Return Fund Institutional Class	599,770,726	5,098,051,114
Voya Intermediate Bond Fund Class I	167,007,543	1,441,275,098
Western Asset Core Bond Fund Class I	325,676,853	3,426,120,493
Western Asset Core Plus Bond Fund Class I	102,457,490	951,830,086
TOTAL INTERMEDIATE-TERM BOND FUNDS		24,491,029,885
Long Government Bond Funds - 6.8%
Fidelity SAI Long-Term Treasury Bond Index Fund (t)	60,307,886	433,010,620
iShares 20+ Year Treasury Bond ETF	2,153,674	202,833,017
iShares 7-10 Year Treasury Bond ETF (m)	19,751,972	1,861,030,802
SPDR Portfolio Long Term Treasury ETF (m)	23,955,757	664,532,699
TOTAL LONG GOVERNMENT BOND FUNDS		3,161,407,138
Short-Term Bond - 0.5%
iShares 1-5 Year Investment Grade Corporate Bond ETF (m)	4,164,328	212,672,231
TOTAL FIXED-INCOME FUNDS (Cost $34,526,118,088)		30,488,170,174

Preferred Securities - 0.2%
	Principal Amount (a)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen International Finance NV:
3.748% (Reg. S) (e)(i)	300,000	303,755
3.875% (Reg. S) (e)(i)	1,300,000	1,308,334
3.875% (Reg. S) (e)(i)	200,000	209,720
		1,821,809
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
British American Tobacco PLC 3% (Reg. S) (e)(i)	1,600,000	1,604,499
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
BP Capital Markets PLC:
4.375% (e)(i)	7,022,000	7,055,134
4.875% (e)(i)	405,000	385,994
6.45% (e)(i)	710,000	711,593
Energy Transfer LP:
3 month U.S. LIBOR + 4.020% 9.5966% (e)(h)(i)	355,000	352,129
6.5% (e)(i)	3,770,000	3,726,103
6.625% (e)(i)	730,000	678,277
7.125% (e)(i)	2,520,000	2,481,733
		15,390,963
FINANCIALS - 0.1%
Banks - 0.1%
AIB Group PLC 6.25% (Reg. S) (e)(i)	690,000	746,723
Banco Bilbao Vizcaya Argentaria SA 9.375% (e)(i)	1,170,000	1,256,629
Banco Santander SA 9.625% (e)(i)	1,200,000	1,271,186
Bank of Ireland Group PLC 7.5% (Reg. S) (e)(i)	700,000	779,192
Bank of Nova Scotia CME Term SOFR 3 Month Index + 2.900% 8.2361% (e)(h)(i)	12,927,000	12,447,182
Barclays PLC:
5.875% (Reg. S) (e)(i)	650,000	817,308
8.875% (e)(i)	300,000	384,833
9.625% (e)(i)	620,000	657,473
BNP Paribas SA 6.625% (Reg. S) (e)(i)	830,000	853,868
CaixaBank SA 5.875% (Reg. S) (e)(i)	600,000	636,267
Citigroup, Inc.:
3.875% (e)(i)	4,320,000	4,062,769
4% (e)(i)	1,035,000	988,788
Intesa Sanpaolo SpA 7.75% (Reg. S) (e)(i)	200,000	224,123
JPMorgan Chase & Co. 4.6% (e)(i)	7,120,000	6,957,354
Sumitomo Mitsui Financial Group, Inc. 7.25% (Reg. S) (e)(i)	431,000	429,128
U.S. Bancorp 3.7% (e)(i)	4,850,000	4,160,868
Wells Fargo & Co. 7.625% (e)(i)	160,000	171,881
		36,845,572
Capital Markets - 0.0%
Charles Schwab Corp.:
4% (e)(i)	220,000	183,387
5.375% (e)(i)	110,000	109,956
Credit Suisse Group AG Claim (c)	2,750,000	323,125
Goldman Sachs Group, Inc.:
3.65% (e)(i)	1,750,000	1,586,950
4.125% (e)(i)	2,505,000	2,319,518
State Street Corp. 6.7% (e)(i)	1,329,000	1,332,769
UBS Group AG:
9.25% (b)(e)(i)	200,000	226,513
9.25% (b)(e)(i)	200,000	219,060
		6,301,278
Consumer Finance - 0.0%
Ally Financial, Inc.:
4.7% (e)(i)	45,000	35,413
4.7% (e)(i)	530,000	455,538
American Express Co. 3.55% (e)(i)	770,000	700,558
		1,191,509
Financial Services - 0.0%
Fannie Mae Series 2015-M8 Class A2, 2.9% 1/25/25	273,643	268,520
Insurance - 0.0%
QBE Insurance Group Ltd. 5.25% (Reg. S) (e)(i)	1,850,000	1,828,515
TOTAL FINANCIALS		46,435,394
INDUSTRIALS - 0.0%
Ground Transportation - 0.0%
Mobico Group PLC 4.25% (Reg. S) (e)(i)	320,000	366,558
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Aroundtown SA 3.375% (Reg. S) (e)(i)	2,200,000	1,180,273
AT Securities BV USD SWAP SEMI 30/360 5Y INDX + 3.540% 7.747% (Reg. S) (e)(h)(i)	2,750,000	1,587,375
Citycon Oyj 4.496% (Reg. S) (e)(i)	450,000	419,963
CPI Property Group SA 3.75% (Reg. S) (e)(i)	1,325,000	554,776
Grand City Properties SA 1.5% (Reg. S) (e)(i)	2,400,000	1,455,011
Heimstaden Bostad AB:
3.248% (Reg. S) (e)(i)	2,085,000	1,534,358
3.625% (Reg. S) (e)(i)	185,000	119,982
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (e)(i)	770,000	172,146
		7,023,884
UTILITIES - 0.0%
Electric Utilities - 0.0%
Enel SpA 1.375% (Reg. S) (e)(i)	1,700,000	1,622,099
SSE PLC 3.74% (Reg. S) (e)(i)	635,000	785,925
		2,408,024
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp. 7% (b)(e)(i)	2,575,000	2,529,241
Multi-Utilities - 0.0%
ELM BV for Firmenich International SA 3.75% (Reg. S) (e)(i)	290,000	313,287
TOTAL UTILITIES		5,250,552
TOTAL PREFERRED SECURITIES (Cost $91,139,261)		77,893,659

Money Market Funds - 3.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (u)	673,106,340	673,240,962
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24% (t)(v)	114,422,036	114,422,036
Fidelity Securities Lending Cash Central Fund 5.39% (u)(w)	605,722,243	605,782,815
State Street Institutional U.S. Government Money Market Fund Premier Class 5.28% (v)	185,419,813	185,419,813
TOTAL MONEY MARKET FUNDS (Cost $1,578,861,980)		1,578,865,626

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (a)	Value ($)
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay annually a fixed rate of 3.7375% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/26/25	6,600,000	231,091
Option on an interest rate swap with Citibank N.A. to pay annually a fixed rate of 3.778% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/24/25	18,300,000	612,822
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.3525% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/03/25	8,700,000	443,368

TOTAL PUT OPTIONS			1,287,281
Call Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to receive annually a fixed rate of 3.7375% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/26/25	6,600,000	240,398
Option on an interest rate swap with Citibank N.A. to receive annually a fixed rate of 3.778% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/24/25	18,300,000	696,712
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive annually a fixed rate of 3.3525% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/03/25	8,700,000	186,324

TOTAL CALL OPTIONS			1,123,434
TOTAL PURCHASED SWAPTIONS (Cost $2,437,590)			2,410,715

TOTAL INVESTMENT IN SECURITIES - 106.3% (Cost $54,285,402,340)	49,243,517,333
NET OTHER ASSETS (LIABILITIES) - (6.3)%	(2,907,962,858)
NET ASSETS - 100.0%	46,335,554,475

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 3/1/54	(10,650,000)	(8,667,029)
2% 3/1/54	(33,700,000)	(27,425,262)
2% 3/1/54	(8,250,000)	(6,713,900)
2% 3/1/54	(26,150,000)	(21,281,027)
2% 3/1/54	(775,000)	(630,700)
2% 3/1/54	(2,625,000)	(2,136,241)
2% 3/1/54	(350,000)	(284,832)
2% 3/1/54	(4,025,000)	(3,275,569)
2% 3/1/54	(1,350,000)	(1,098,638)
2% 3/1/54	(13,425,000)	(10,925,346)
2% 3/1/54	(4,900,000)	(3,987,649)
2% 3/1/54	(12,675,000)	(10,314,991)
2% 3/1/54	(9,775,000)	(7,954,954)
2% 3/1/54	(375,000)	(305,177)
2% 3/1/54	(25,375,000)	(20,650,327)
2% 3/1/54	(950,000)	(773,116)
2.5% 3/1/54	(350,000)	(296,157)
2.5% 3/1/54	(925,000)	(782,700)
2.5% 3/1/54	(1,900,000)	(1,607,708)
2.5% 3/1/54	(6,000,000)	(5,076,971)
3% 3/1/54	(1,525,000)	(1,337,348)
3% 3/1/54	(5,825,000)	(5,108,231)
3% 3/1/54	(6,250,000)	(5,480,935)
3% 3/1/54	(23,900,000)	(20,959,095)
4.5% 3/1/54	(500,000)	(477,628)
4.5% 3/1/54	(300,000)	(286,577)
4.5% 3/1/54	(281,000)	(268,427)
4.5% 3/1/54	(100,000)	(95,526)
4.5% 4/1/54	(500,000)	(477,843)
5.5% 3/1/54	(1,585,000)	(1,574,857)
6.5% 3/1/54	(2,600,000)	(2,635,547)
6.5% 3/1/54	(3,050,000)	(3,091,699)
6.5% 3/1/54	(1,950,000)	(1,976,660)
6.5% 3/1/54	(4,200,000)	(4,257,422)

TOTAL GINNIE MAE		(182,216,089)

Uniform Mortgage Backed Securities
1.5% 3/1/39	(52,000)	(44,823)
2% 3/1/39	(90,000)	(79,368)
2% 3/1/54	(20,850,000)	(16,389,159)
2% 3/1/54	(35,700,000)	(28,062,014)
2% 3/1/54	(9,300,000)	(7,310,272)
2% 3/1/54	(7,925,000)	(6,229,453)
2% 3/1/54	(2,075,000)	(1,631,055)
2% 3/1/54	(69,000,000)	(54,237,505)
2% 3/1/54	(19,850,000)	(15,603,108)
2% 3/1/54	(4,400,000)	(3,458,624)
2% 3/1/54	(44,250,000)	(34,782,748)
2% 3/1/54	(1,200,000)	(943,261)
2% 3/1/54	(3,800,000)	(2,986,993)
2% 3/1/54	(4,125,000)	(3,242,460)
2% 3/1/54	(13,850,000)	(10,886,804)
2% 3/1/54	(8,775,000)	(6,897,596)
2% 3/1/54	(17,400,000)	(13,677,284)
2% 3/1/54	(5,200,000)	(4,087,464)
2% 3/1/54	(8,650,000)	(6,799,339)
2% 3/1/54	(2,600,000)	(2,043,732)
2% 3/1/54	(11,050,000)	(8,685,861)
2% 3/1/54	(5,500,000)	(4,323,279)
2% 3/1/54	(363,000)	(285,336)
2% 3/1/54	(2,850,000)	(2,240,245)
2% 3/1/54	(2,000,000)	(1,572,102)
2% 3/1/54	(4,450,000)	(3,497,926)
2% 3/1/54	(3,150,000)	(2,476,060)
2% 3/1/54	(400,000)	(314,420)
2% 3/1/54	(900,000)	(707,446)
2.5% 3/1/39	(46,000)	(41,704)
2.5% 3/1/54	(11,850,000)	(9,735,516)
2.5% 3/1/54	(73,150,000)	(60,097,297)
2.5% 3/1/54	(10,350,000)	(8,503,172)
2.5% 3/1/54	(400,000)	(328,625)
2.5% 3/1/54	(1,300,000)	(1,068,031)
3% 3/1/39	(24,000)	(22,230)
3% 3/1/54	(47,000,000)	(40,210,704)
3% 3/1/54	(76,000,000)	(65,021,564)
3% 3/1/54	(14,300,000)	(12,234,321)
3% 3/1/54	(1,200,000)	(1,026,656)
3% 3/1/54	(3,800,000)	(3,251,078)
3.5% 3/1/39	(13,000)	(12,302)
3.5% 3/1/54	(5,050,000)	(4,492,330)
4% 3/1/39	(5,000)	(4,819)
4% 3/1/54	(2,300,000)	(2,116,629)
4% 3/1/54	(1,263,600)	(1,162,857)
4% 3/1/54	(40,000)	(36,811)
4% 3/1/54	(81,000)	(74,542)
4.5% 3/1/39	(12,000)	(11,739)
4.5% 3/1/54	(10,600,000)	(10,031,078)
4.5% 3/1/54	(3,225,000)	(3,051,908)
4.5% 3/1/54	(4,597,000)	(4,350,270)
5% 3/1/54	(4,100,000)	(3,976,360)
5% 3/1/54	(22,900,000)	(22,209,423)
5% 3/1/54	(5,233,000)	(5,075,193)
5% 3/1/54	(2,075,000)	(2,012,426)
5.5% 3/1/54	(50,000)	(49,465)
5.5% 3/1/54	(925,000)	(915,100)
5.5% 3/1/54	(5,801,000)	(5,738,911)
5.5% 3/1/54	(50,000)	(49,465)
5.5% 3/1/54	(1,025,000)	(1,014,029)
5.5% 3/1/54	(10,000,000)	(9,892,969)
5.5% 3/1/54	(700,000)	(692,508)
5.5% 3/1/54	(800,000)	(791,438)
5.5% 3/1/54	(3,500,000)	(3,462,539)
6% 3/1/54	(2,700,000)	(2,711,813)
6% 3/1/54	(1,600,000)	(1,607,000)
6% 3/1/54	(900,000)	(903,938)
6% 3/1/54	(500,000)	(502,188)
6% 3/1/54	(2,100,000)	(2,109,188)
6% 3/1/54	(6,700,000)	(6,729,313)
6% 3/1/54	(6,000,000)	(6,026,250)
6% 3/1/54	(350,000)	(351,531)
6% 3/1/54	(1,700,000)	(1,707,438)
6% 3/1/54	(58,000)	(58,254)
6% 3/1/54	(3,500,000)	(3,515,313)
6% 3/1/54	(450,000)	(451,969)
6% 3/1/54	(50,000)	(50,219)
6% 3/1/54	(500,000)	(502,188)
6% 3/1/54	(225,000)	(225,984)
6% 3/1/54	(2,225,000)	(2,234,734)
6% 3/1/54	(1,000,000)	(1,004,375)
6% 3/1/54	(4,500,000)	(4,519,688)
6.5% 3/1/54	(1,450,000)	(1,475,375)
6.5% 3/1/54	(4,500,000)	(4,578,750)
6.5% 3/1/54	(2,350,000)	(2,391,125)
6.5% 3/1/54	(3,900,000)	(3,968,250)
6.5% 3/1/54	(1,050,000)	(1,068,375)
6.5% 3/1/54	(50,000)	(50,875)
6.5% 3/1/54	(750,000)	(763,125)
7% 3/1/54	(1,612,400)	(1,654,557)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(577,423,561)

TOTAL TBA SALE COMMITMENTS (Proceeds $762,010,993)		(759,639,650)

Written Swaptions
	Expiration Date	Notional Amount (a)	Value ($)
Put Swaptions
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index and receive annually a fixed rate of 3.7675%, expiring September 2033.	9/20/28	10,800,000	(419,795)
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.502% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring January 2034.	1/04/29	14,200,000	(628,626)

TOTAL PUT SWAPTIONS			(1,048,421)
Call Swaptions
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.7675 and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring September 2033.	9/20/28	10,800,000	(451,859)
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.502% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring January 2034.	1/04/29	14,200,000	(521,823)

TOTAL CALL SWAPTIONS			(973,682)
TOTAL WRITTEN SWAPTIONS			(2,022,103)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	15	Mar 2024	1,121,408	14,798	14,798
TME 10 Year Canadian Note Contracts (Canada)	57	Jun 2024	5,034,514	13,415	13,415

TOTAL BOND INDEX CONTRACTS					28,213

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	1,201	Jun 2024	132,635,438	67,712	67,712
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,798	Jun 2024	368,140,500	189,129	189,129
CBOT 5-Year U.S. Treasury Note Contracts (United States)	952	Jun 2024	101,774,750	88,175	88,175
CBOT Long Term U.S. Treasury Bond Contracts (United States)	318	Jun 2024	37,921,500	381,803	381,803
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	1,067	Jun 2024	121,821,391	588,378	588,378
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	840	Jun 2024	107,415,000	1,622,672	1,622,672

TOTAL TREASURY CONTRACTS					2,937,869

TOTAL PURCHASED					2,966,082

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	16	Mar 2024	2,009,769	33,332	33,332
Eurex Euro-Bund Contracts (Germany)	34	Mar 2024	4,874,516	92,656	92,656
ICE Long Gilt Contracts (United Kingdom)	19	Jun 2024	2,352,561	(17,977)	(17,977)

TOTAL BOND INDEX CONTRACTS					108,011

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	831	Jun 2024	91,773,563	(269,747)	(269,747)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	102	Jun 2024	10,904,438	(20,923)	(20,923)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	539	Jun 2024	61,538,641	(125,511)	(125,511)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	11	Jun 2024	1,406,625	(16,668)	(16,668)

TOTAL TREASURY CONTRACTS					(432,849)

TOTAL SOLD					(324,838)

TOTAL FUTURES CONTRACTS					2,641,244
The notional amount of futures purchased as a percentage of Net Assets is 1.9%
The notional amount of futures sold as a percentage of Net Assets is 0.3%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	16,000	USD	17,326	Jpmorgan Chase Bank Na Ldn	3/01/24	(33)
EUR	824,000	USD	892,969	Morgan Stanley Cap. Group, Inc	3/01/24	(2,390)
EUR	197,000	USD	213,154	Citibank, N. A.	3/04/24	(236)
EUR	59,187,406	USD	64,119,197	Deutsche Bank AG	3/04/24	(149,448)
GBP	10,085,675	USD	12,787,061	Barclays Bank PLC	3/04/24	(55,914)
USD	64,234,885	EUR	59,187,406	Deutsche Bank AG	3/04/24	265,136
USD	12,811,157	GBP	10,085,675	Deutsche Bank AG	3/04/24	80,010
EUR	3,641,916	USD	3,941,907	Citibank, N. A.	3/05/24	(5,559)
GBP	602,000	USD	761,256	JPMorgan Chase Bank, N.A.	3/05/24	(1,347)
USD	3,951,070	EUR	3,641,916	BNP Paribas S.A.	3/05/24	14,722
USD	2,187,880	EUR	1,994,000	Deutsche Bank AG	3/20/24	31,315
USD	747,587	EUR	681,000	Deutsche Bank AG	3/20/24	11,067
USD	164,865	EUR	151,000	Deutsche Bank AG	3/20/24	1,554
USD	1,208,639	EUR	1,109,000	Deutsche Bank AG	3/20/24	9,225
USD	93,611	EUR	86,000	Deutsche Bank AG	3/20/24	599
USD	2,104,091	EUR	1,953,000	Deutsche Bank AG	3/20/24	(8,132)
USD	1,421,151	EUR	1,292,000	Morgan Stanley Cap. Group, Inc	3/20/24	23,818
USD	564,875	EUR	514,000	Morgan Stanley Cap. Group, Inc	3/20/24	8,970
USD	767,976	EUR	699,000	Morgan Stanley Cap. Group, Inc	3/20/24	11,988
USD	179,011	EUR	163,000	Morgan Stanley Cap. Group, Inc	3/20/24	2,723
USD	232,710	EUR	212,000	Morgan Stanley Cap. Group, Inc	3/20/24	3,426
USD	354,102	EUR	325,000	Morgan Stanley Cap. Group, Inc	3/20/24	2,606
USD	543,803	EUR	499,000	Morgan Stanley Cap. Group, Inc	3/20/24	4,121
USD	362,131	EUR	332,000	Morgan Stanley Cap. Group, Inc	3/20/24	3,064
USD	39,197	EUR	36,000	Morgan Stanley Cap. Group, Inc	3/20/24	262
USD	216,643	EUR	199,000	Morgan Stanley Cap. Group, Inc	3/20/24	1,419
USD	85,514	EUR	79,000	Morgan Stanley Cap. Group, Inc	3/20/24	73
USD	1,960,044	EUR	1,817,000	Morgan Stanley Cap. Group, Inc	3/20/24	(5,092)
USD	893,635	EUR	824,000	Morgan Stanley Cap. Group, Inc	3/20/24	2,457
USD	2,943,324	MXN	50,500,000	Morgan Stanley Cap. Group, Inc	3/20/24	(11,761)
USD	3,072,360	EUR	2,827,607	Bank of America, N.A.	4/02/24	12,554
USD	3,946,419	EUR	3,641,916	Citibank, N. A.	4/02/24	5,434
USD	64,197,028	EUR	59,187,406	Deutsche Bank AG	4/02/24	149,239
USD	12,789,454	GBP	10,085,675	Barclays Bank PLC	4/02/24	55,996
CAD	193,000	USD	144,582	JPMorgan Chase Bank, N.A.	4/12/24	(2,288)
EUR	5,526,000	USD	5,987,056	Bank of America, N.A.	4/12/24	(4,672)
EUR	814,000	USD	886,730	Canadian Imperial Bk. of Comm.	4/12/24	(5,503)
EUR	411,000	USD	443,748	Canadian Imperial Bk. of Comm.	4/12/24	1,196
EUR	570,000	USD	619,653	Canadian Imperial Bk. of Comm.	4/12/24	(2,577)
EUR	716,000	USD	776,001	Citibank, N. A.	4/12/24	(868)
EUR	1,070,000	USD	1,170,031	JPMorgan Chase Bank, N.A.	4/12/24	(11,662)
EUR	100,000	USD	107,427	JPMorgan Chase Bank, N.A.	4/12/24	831
GBP	506,000	USD	641,618	Bank of America, N.A.	4/12/24	(2,739)
GBP	321,000	USD	406,971	Bank of America, N.A.	4/12/24	(1,674)
GBP	606,000	USD	772,815	Brown Brothers Harriman & Co	4/12/24	(7,675)
GBP	163,000	USD	207,589	Brown Brothers Harriman & Co	4/12/24	(1,784)
GBP	617,000	USD	783,000	Brown Brothers Harriman & Co	4/12/24	(3,971)
GBP	215,000	USD	271,689	Canadian Imperial Bk. of Comm.	4/12/24	(228)
GBP	197,000	USD	250,002	JPMorgan Chase Bank, N.A.	4/12/24	(1,269)
GBP	241,000	USD	306,183	JPMorgan Chase Bank, N.A.	4/12/24	(1,895)
GBP	573,000	USD	726,918	JPMorgan Chase Bank, N.A.	4/12/24	(3,444)
JPY	461,600,000	USD	3,213,843	JPMorgan Chase Bank, N.A.	4/12/24	(115,118)
USD	130,166	AUD	194,000	Brown Brothers Harriman & Co	4/12/24	3,906
USD	75,802	CAD	102,000	Brown Brothers Harriman & Co	4/12/24	600
USD	64,688	CAD	87,000	Canadian Imperial Bk. of Comm.	4/12/24	546
USD	200,310	CAD	268,000	JPMorgan Chase Bank, N.A.	4/12/24	2,720
USD	360,358	EUR	327,000	BNP Paribas S.A.	4/12/24	6,351
USD	231,490	EUR	213,000	BNP Paribas S.A.	4/12/24	898
USD	509,853	EUR	468,000	BNP Paribas S.A.	4/12/24	3,202
USD	1,398,453	EUR	1,273,000	Brown Brothers Harriman & Co	4/12/24	20,318
USD	614,662	EUR	564,000	Brown Brothers Harriman & Co	4/12/24	4,083
USD	60,889	EUR	56,000	Canadian Imperial Bk. of Comm.	4/12/24	264
USD	79,415,111	EUR	72,332,000	Citibank, N. A.	4/12/24	1,109,330
USD	205,903	EUR	190,000	Goldman Sachs Bank USA	4/12/24	211
USD	3,951,659	EUR	3,592,000	JPMorgan Chase Bank, N.A.	4/12/24	63,001
USD	109,046	EUR	100,000	JPMorgan Chase Bank, N.A.	4/12/24	787
USD	53,939	EUR	50,000	JPMorgan Chase Bank, N.A.	4/12/24	(191)
USD	34,765,136	GBP	27,327,000	Bank of America, N.A.	4/12/24	261,869
USD	121,641	GBP	96,000	Brown Brothers Harriman & Co	4/12/24	431
USD	119,733	GBP	94,000	Goldman Sachs Bank USA	4/12/24	1,047
USD	579,295	GBP	458,000	JPMorgan Chase Bank, N.A.	4/12/24	1,021
USD	3,261,145	JPY	462,150,000	Royal Bank of Canada	4/12/24	158,727
USD	4,943,259	JPY	736,450,000	Royal Bank of Canada	4/12/24	(536)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						1,935,111
Unrealized Appreciation						2,343,117
Unrealized Depreciation						(408,006)

Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(3)(4)		Value ($)(1)	Upfront Premium Received/ (Paid) ($)(5)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
5-Year CDX N.A. HY Series 41		Dec 2028	ICE	(5%)	Quarterly		45,229,140	555,889	0	555,889
American Electric Power, Inc.		Dec 2028	Bank of America, N.A.	(1%)	Quarterly		322,656	(9,942)	7,211	(2,731)
American Electric Power, Inc.		Dec 2028	Deutsche Bank AG	(1%)	Quarterly		404,344	(12,458)	8,045	(4,413)
American Electric Power, Inc.		Dec 2028	Goldman Sachs Intl.	(1%)	Quarterly		540,000	(16,638)	13,755	(2,883)
American Express Co.		Dec 2028	Morgan Stanley & Co. International PLC	(1%)	Quarterly		540,000	(17,199)	10,853	(6,346)
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		720,000	5,759	(6,488)	(729)
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		2,140,000	17,117	(23,100)	(5,983)
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		9,000,000	71,986	(144,691)	(72,705)
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		6,000,000	47,990	(40,209)	7,781
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		470,000	74,927	(124,456)	(49,529)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		710,000	113,187	(215,384)	(102,197)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		510,000	81,304	(141,124)	(59,820)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		140,000	22,319	(31,452)	(9,133)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		410,000	65,362	(100,994)	(35,632)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		780,000	124,347	(206,436)	(82,089)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		400,000	63,768	(78,131)	(14,363)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		320,000	51,014	(77,309)	(26,295)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		550,000	87,680	(159,883)	(72,203)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		580,000	92,463	(149,477)	(57,014)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		600,000	95,651	(99,518)	(3,867)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		330,000	52,608	(81,277)	(28,669)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		110,000	17,536	(31,654)	(14,118)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		1,770,000	282,171	(539,294)	(257,123)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		120,000	19,130	(31,916)	(12,786)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		880,000	140,289	(224,039)	(83,750)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		70,000	11,159	(17,420)	(6,261)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		670,000	106,811	(167,553)	(60,742)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		300,000	47,826	(50,878)	(3,052)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		220,000	35,072	(52,372)	(17,300)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		560,000	89,275	(129,731)	(40,456)
CMBX N.A. BBB- Index Series 17		Dec 2056	Goldman Sachs & Co. LLC	(3%)	Monthly		400,000	54,762	(57,985)	(3,223)
CMBX N.A. BBB- Index Series 17		Dec 2056	Goldman Sachs & Co. LLC	(3%)	Monthly		400,000	54,762	(56,938)	(2,176)
CMBX N.A. BBB- Index Series 17		Dec 2056	Morgan Stanley Capital Services LLC	(3%)	Monthly		200,000	27,381	(28,993)	(1,612)
CMBX N.A. BBB- Index Series 17		Dec 2056	Morgan Stanley Capital Services LLC	(3%)	Monthly		200,000	27,381	(28,287)	(906)
Dominion Energy, Inc.		Dec 2028	Bank of America, N.A.	(1%)	Quarterly		322,946	(7,479)	5,135	(2,344)
Dominion Energy, Inc.		Dec 2028	Bank of America, N.A.	(1%)	Quarterly		411,054	(9,519)	6,676	(2,843)
Intesa Sanpaolo SpA		Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	1,430,000	(26,239)	1,781	(24,458)

TOTAL BUY PROTECTION								2,437,452	(3,043,533)	(606,081)
Sell Protection
CMBX N.A. AAA Index Series 12	NR	Aug 2061	JPMorgan Securities LLC	0.5%	Monthly		1,000,000	(5,355)	4,383	(972)
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly		13,540,000	(108,298)	308,434	200,136
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly		10,830,000	(86,623)	253,710	167,087
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly		2,960,000	(44,392)	79,546	35,154
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly		6,600,000	(98,983)	170,781	71,798
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Morgan Stanley Capital Services LLC	0.5%	Monthly		6,040,000	(90,584)	101,840	11,256
CMBX N.A. AAA Index Series 16	NR	Apr 2065	Citigroup Global Markets Ltd.	0.5%	Monthly		1,420,000	(26,151)	42,508	16,357
CMBX N.A. AAA Index Series 16	NR	Apr 2065	Citigroup Global Markets Ltd.	0.5%	Monthly		3,610,000	(66,483)	154,864	88,381

TOTAL SELL PROTECTION								(526,869)	1,116,066	589,197
TOTAL CREDIT DEFAULT SWAPS								1,910,583	(1,927,467)	(16,884)

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2)Swaps with Intercontinental Exchange (ICE) are centrally cleared swaps.

(3)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(4)Notional amount is stated in U.S. Dollars unless otherwise noted.

(5)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(2)		Value ($)	Upfront Premium Received/ (Paid) ($)(3)	Unrealized Appreciation/ (Depreciation) ($)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4%	Annual	LCH	Mar 2026		125,003,000	722,349	0	722,349
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.5%	Annual	LCH	Mar 2027		17,376,000	95,162	0	95,162
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.25%	Annual	LCH	Mar 2029		13,820,000	92,675	0	92,675
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.25%	Annual	LCH	Mar 2031		51,495,000	393,660	0	393,660
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4%	Annual	LCH	Mar 2044		8,893,000	46,208	0	46,208
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.52%	Annual	CME	Dec 2053		15,755,000	369,366	0	369,366
2.49%	Semi - annual	6 month EURIBOR(4)	Semi - annual	LCH	Feb 2054	EUR	1,666,170	(19,832)	0	(19,832)
2.51%	Annual	6 month EURIBOR(4)	Semi - annual	LCH	Feb 2054	EUR	1,666,170	(25,879)	0	(25,879)
2.51%	Annual	6 month EURIBOR(4)	Semi - annual	LCH	Feb 2054	EUR	1,633,000	(28,103)	0	(28,103)
4%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Mar 2054		1,414,000	(9,635)	0	(9,635)
2.51%	Annual	6 month EURIBOR(4)	Semi - annual	LCH	Mar 2054	EUR	835,000	(13,981)	0	(13,981)
TOTAL INTEREST RATE SWAPS								1,621,990	0	1,621,990

(1)Swaps with CME Group (CME) and LCH Clearnet Group (LCH) are centrally cleared swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
JPY	-	Japanese yen
MXN	-	Mexican peso
USD	-	U.S. dollar

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,971,675,171 or 6.4% of net assets.

(c)	Non-income producing - Security is in default.
(d)	Level 3 security
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $19,763,395.

(k)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared swaps. At period end, the value of securities pledged amounted to $9,156,265.
(l)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $14,263,967.
(m)	Security or a portion of the security is on loan at period end.
(n)	Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(o)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(p)	Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
(q)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(r)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(s)	The coupon rate will be determined upon settlement of the loan after period end.
(t)	Affiliated Fund
(u)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(v)	The rate quoted is the annualized seven-day yield of the fund at period end.
(w)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	425,431,980	2,304,920,757	2,057,111,776	17,106,614	-	1	673,240,962	1.3%
Fidelity Securities Lending Cash Central Fund 5.39%	55,923,273	4,616,713,115	4,066,853,573	587,851	-	-	605,782,815	1.9%
Total	481,355,253	6,921,633,872	6,123,965,349	17,694,465	-	1	1,279,023,777

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24%	126,976,060	2,270,196,185	2,282,750,218	7,382,181	9	-	114,422,036
Fidelity SAI Long-Term Treasury Bond Index Fund	460,248,664	30,213,305	25,000,000	15,213,304	(12,317,407)	(20,133,942)	433,010,620
Fidelity SAI Total Bond Fund	5,340,793,933	221,123,593	1,114,423,846	221,118,367	(118,770,350)	126,971,199	4,455,694,529
Fidelity SAI U.S. Treasury Bond Index Fund	1,805,048,282	563,786,431	208,003,062	49,772,455	(21,378,698)	12,960,203	2,152,413,156
Fidelity Short-Term Treasury Bond Index Fund	713,436	4,242	722,733	11,823	10,351	(5,296)	-
Fidelity U.S. Bond Index Fund	701,219,597	24,905,848	679,259,249	14,900,553	(37,941,719)	33,504,734	42,429,211
	8,434,999,972	3,110,229,604	4,310,159,108	308,398,683	(190,397,814)	153,296,898	7,197,969,552

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,105,085	-	-	3,105,085

Corporate Bonds	4,210,465,720	-	4,203,781,348	6,684,372

U.S. Government and Government Agency Obligations	4,386,685,321	-	4,386,685,321	-

U.S. Government Agency - Mortgage Securities	5,488,043,841	-	5,488,043,841	-

Asset-Backed Securities	1,266,425,255	-	1,265,963,996	461,259

Collateralized Mortgage Obligations	397,592,602	-	396,651,792	940,810

Commercial Mortgage Securities	1,135,595,094	-	1,134,620,370	974,724

Municipal Securities	42,351,249	-	42,351,249	-

Foreign Government and Government Agency Obligations	114,714,614	-	114,714,614	-

Supranational Obligations	11,962,757	-	11,962,757	-

Bank Loan Obligations	32,326,963	-	32,326,963	-

Bank Notes	6,908,658	-	6,908,658	-

Fixed-Income Funds	30,488,170,174	30,488,170,174	-	-

Preferred Securities	77,893,659	-	77,893,659	-

Money Market Funds	1,578,865,626	1,578,865,626	-	-

Purchased Swaptions	2,410,715	-	2,410,715	-
Total Investments in Securities:	49,243,517,333	32,067,035,800	17,164,315,283	12,166,250
Derivative Instruments: Assets
Futures Contracts	3,092,070	3,092,070	-	-
Forward Foreign Currency Contracts	2,343,117	-	2,343,117	-
Swaps	4,256,346	-	4,256,346	-
Total Assets	9,691,533	3,092,070	6,599,463	-
Liabilities
Futures Contracts	(450,826)	(450,826)	-	-
Forward Foreign Currency Contracts	(408,006)	-	(408,006)	-
Swaps	(723,773)	-	(723,773)	-
Written Swaptions	(2,022,103)	-	(2,022,103)	-
Total Liabilities	(3,604,708)	(450,826)	(3,153,882)	-
Total Derivative Instruments:	6,086,825	2,641,244	3,445,581	-
Other Financial Instruments:
TBA Sale Commitments	(759,639,650)	-	(759,639,650)	-
Total Other Financial Instruments:	(759,639,650)	-	(759,639,650)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)(b)	2,536,926	(626,343)
Total Credit Risk	2,536,926	(626,343)
Foreign Exchange Risk
Forward Foreign Currency Contracts (c)	2,343,117	(408,006)
Total Foreign Exchange Risk	2,343,117	(408,006)
Interest Rate Risk
Futures Contracts (d)	3,092,070	(450,826)
Purchased Swaptions (e)	2,410,715	0
Swaps (a)	1,719,420	(97,430)
Written Swaptions (f)	0	(2,022,103)
Total Interest Rate Risk	7,222,205	(2,570,359)
Total Value of Derivatives	12,102,248	(3,604,708)

(a)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).

(b)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(c)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(d)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(e)Gross value is presented in the Statement of Assets and Liabilities in the Investments in Securities at value line-item.

(f)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $593,392,263) - See accompanying schedule:
Unaffiliated issuers (cost $44,960,653,267)	$40,766,524,004
Fidelity Central Funds (cost $1,279,020,131)	1,279,023,777
Other affiliated issuers (cost $8,045,728,942)	7,197,969,552

Total Investment in Securities (cost $54,285,402,340)		$49,243,517,333
Segregated cash with brokers for derivative instruments		7,744,336
Segregated cash with brokers for mortgage/asset-backed securities		450,000
Cash		345,837
Foreign currency held at value (cost $4,557,481)		4,544,522
Receivable for investments sold
Regular delivery		205,125,705
Delayed delivery		52,453,754
Receivable for premium on written options		2,082,900
Receivable for TBA sale commitments		762,010,993
Unrealized appreciation on forward foreign currency contracts		2,343,117
Receivable for fund shares sold		27,719,128
Dividends receivable		15,997,890
Interest receivable		108,118,935
Distributions receivable from Fidelity Central Funds		2,914,593
Receivable for daily variation margin on futures contracts		737,845
Bi-lateral OTC swaps, at value		1,981,037
Other receivables		397,144
Total assets		50,438,485,069
Liabilities
Payable for investments purchased
Regular delivery	$245,177,260
Delayed delivery	2,407,634,164
TBA sale commitments, at value	759,639,650
Unrealized depreciation on forward foreign currency contracts	408,006
Payable for swaps	56,938
Payable for fund shares redeemed	57,993,734
Distributions payable	21,047,645
Bi-lateral OTC swaps, at value	626,343
Accrued management fee	1,138,592
Payable for daily variation margin on centrally cleared swaps	131,698
Written options, at value (premium receivable $2,082,900)	2,022,103
Other payables and accrued expenses	1,271,646
Collateral on securities loaned	605,782,815
Total Liabilities		4,102,930,594
Commitments and contingent liabilities (see Commitments note)
Net Assets		$46,335,554,475
Net Assets consist of:
Paid in capital		$54,314,478,136
Total accumulated earnings (loss)		(7,978,923,661)
Net Assets		$46,335,554,475
Net Asset Value, offering price and redemption price per share ($46,335,554,475 ÷ 5,144,008,045 shares)		$9.01
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends:
Unaffiliated issuers		$1,055,705,769
Affiliated issuers		308,398,683
Interest		657,661,544
Income from Fidelity Central Funds (including $587,851 from security lending)		17,694,465
Total Income		2,039,460,461
Expenses
Management fee	$134,972,217
Custodian fees and expenses	307,680
Independent trustees' fees and expenses	291,933
Registration fees	979,540
Audit	80,283
Legal	39,938
Miscellaneous	486,264
Total expenses before reductions	137,157,855
Expense reductions	(121,441,732)
Total expenses after reductions		15,716,123
Net Investment income (loss)		2,023,744,338
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,650,521,789)
Affiliated issuers	(190,397,814)
Forward foreign currency contracts	(31,336)
Foreign currency transactions	146,372
Futures contracts	(18,442,972)
Swaps	(11,069,661)
Written options	24,693
Total net realized gain (loss)		(1,870,292,507)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,488,369,865
Fidelity Central Funds	1
Other affiliated issuers	153,296,898
Forward foreign currency contracts	(2,969,056)
Assets and liabilities in foreign currencies	(9,338)
Futures contracts	5,136,870
Swaps	13,304,359
Written options	60,797
TBA Sale commitments	(1,816,772)
Total change in net unrealized appreciation (depreciation)		1,655,373,624
Net gain (loss)		(214,918,883)
Net increase (decrease) in net assets resulting from operations		$1,808,825,455
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,023,744,338	$1,648,309,634
Net realized gain (loss)	(1,870,292,507)	(984,805,656)
Change in net unrealized appreciation (depreciation)	1,655,373,624	(5,651,598,336)
Net increase (decrease) in net assets resulting from operations	1,808,825,455	(4,988,094,358)
Distributions to shareholders	(1,968,339,756)	(1,652,396,379)

Share transactions
Proceeds from sales of shares	7,841,758,790	16,370,236,785
Reinvestment of distributions	1,780,344,557	1,544,313,693
Cost of shares redeemed	(12,557,686,674)	(7,925,964,137)

Net increase (decrease) in net assets resulting from share transactions	(2,935,583,327)	9,988,586,341
Total increase (decrease) in net assets	(3,095,097,628)	3,348,095,604

Net Assets
Beginning of period	49,430,652,103	46,082,556,499
End of period	$46,335,554,475	$49,430,652,103

Other Information
Shares
Sold	873,450,654	1,722,462,706
Issued in reinvestment of distributions	198,094,447	166,781,936
Redeemed	(1,398,370,378)	(842,985,612)
Net increase (decrease)	(326,825,277)	1,046,259,030

Financial Highlights
Strategic Advisers® Core Income Fund

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$9.04	$10.42	$10.98	$11.13	$10.38
Income from Investment Operations
Net investment income (loss) B,C	.375	.331	.250	.286	.354
Net realized and unrealized gain (loss)	(.041)	(1.382)	(.468)	.116	.796
Total from investment operations	.334	(1.051)	(.218)	.402	1.150
Distributions from net investment income	(.364)	(.329)	(.252)	(.292)	(.350)
Distributions from net realized gain	-	-	(.090)	(.260)	(.050)
Total distributions	(.364)	(.329)	(.342)	(.552)	(.400)
Net asset value, end of period	$9.01	$9.04	$10.42	$10.98	$11.13
Total Return D	3.78%	(10.12)%	(2.06)%	3.59%	11.25%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.28%	.28%	.28%	.28%	.28%
Expenses net of fee waivers, if any	.03%	.03%	.03%	.03%	.03%
Expenses net of all reductions	.03%	.03%	.03%	.03%	.03%
Net investment income (loss)	4.17%	3.53%	2.31%	2.54%	3.28%
Supplemental Data
Net assets, end of period (000 omitted)	$46,335,554	$49,430,652	$46,082,556	$41,506,260	$46,341,080
Portfolio turnover rate G	112%	116%	110%	109%	65%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Core Income Fund	$369,726

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, partnerships, capital loss carryforwards, certain losses related to deflation adjustments on U.S. Treasury inflation-indexed securities and losses deferred due to wash sales and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$123,517,775
Gross unrealized depreciation	(5,280,223,018)
Net unrealized appreciation (depreciation)	$(5,156,705,243)
Tax Cost	$54,400,701,794

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,789,559,180)
Net unrealized appreciation (depreciation) on securities and other investments	$(5,167,444,250)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(741,645,475)
Long-term	(2,047,913,705)
Total capital loss carryforward	$(2,789,559,180)

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$1,968,339,756	$1,652,396,379

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Strategic Advisers Core Income Fund	Level 3 Financing, Inc. 1LN note 11% 11/15/29	$44,006	$-
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. For OTC written options with upfront premiums received, a fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Strategic Advisers Core Income Fund
Credit Risk
Purchased Options	(405,465)	252,047
Swaps	701,853	(165,039)
Total Credit Risk	296,388	87,008
Foreign Exchange Risk
Purchased Options	(106,625)	-
Written Options	24,693	-
Forward Foreign Currency Contracts	(31,336)	(2,969,056)
Total Foreign Exchange Risk	(113,268)	(2,969,056)
Interest Rate Risk
Futures Contracts	(18,442,972)	5,136,870
Purchased Options	53,456	(26,875)
Written Options	-	60,797
Swaps	(11,771,514)	13,469,398
Total Interest Rate Risk	(30,161,030)	18,640,190
Totals	(29,977,910)	15,758,142

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates and potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Core Income Fund	35,256,804,098	38,900,065,408

Unaffiliated Exchanges In-Kind. During the prior period, the Fund redeemed shares of JPMorgan Core Plus Bond Fund Class A in exchange for investments and cash, if any, as noted in the following table. The Fund had a net realized loss on the Fund's redemptions of JPMorgan Core Plus Bond Fund Class A, which is included in "Net Realized gain (loss): Unaffiliated Issuers" in the accompanying Statement of Operations. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
JPMorgan Core Plus Bond Fund Class A	511,583,135	(87,099,159)	71,750,790
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. BlackRock Investment Management, LLC, FIAM LLC (an affiliate of the investment adviser), J.P. Morgan Investment Management, Inc., PGIM, Inc. and TCW Investment Management LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

In December 2023, the Board approved the appointment of Pacific Investment Management Company LLC as an additional sub-adviser for the Fund. Subsequent to period end, Pacific Investment Management Company LLC was allocated a portion of the Fund's assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Core Income Fund	$1,174

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Core Income Fund	30,807
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Core Income Fund	$85,707
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Core Income Fund	$63,971	$-	$-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $121,261,020.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $180,712.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Core Income Fund
Fidelity SAI Long-Term Treasury Bond Index Fund	13%
Fidelity SAI Total Bond Fund	22%
Fidelity SAI U.S. Treasury Bond Index Fund	14%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Nancy D. Prior is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Nancy D. Prior (1967)
Year of Election or Appointment: 2023
Trustee
Chair of the Board of Trustees
Ms. Prior also serves as Trustee of other funds. Ms. Prior serves as a Senior Adviser at Fidelity Investments (investment adviser firm, 2021-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2018-present) and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2018-present). Prior to her retirement, Ms. Prior held a variety of positions at Fidelity Investments (2002-2020), including President of Fixed Income (2014-2020),), President of Multi-Asset Class Strategies  (2017-2018), President of Money Markets and Short Duration Bonds  (2013-2014), and President of Money Markets  (2011-2013). Ms. Prior also served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Vice President of Global Asset Allocation Funds (2017-2019), Vice President of Fidelity's Bond Funds (2014-2020), and Vice President of Fidelity's Money Market Funds (2012-2020).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair Emerita (2024-present) and past Chair (2014-2023) and Chief Executive Officer (2013-2023) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2017-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Overseer of the Boston Symphony Orchestra (2014-2023), Member of the Board of Directors (2016-2023), Member of the Executive Committee (2019-2023) and Secretary (2022-2023) of The Advertising Council, Inc., Member of the Board of Directors of The Ad Club of Boston (2020-2023), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Harold Singleton III (1962)
Year of Election or Appointment: 2023
Trustee
Mr. Singleton also serves as Trustee of other funds. Mr. Singleton is a member of the Board of Directors of Hershey Trust Company (2023-present). Previously, Mr. Singleton served as a member of the Board of Directors and Chair of the Audit Committee of WisdomTree, Inc. (global investment manager, 2022-2023). He also served as Vice President, Managing Director/Head of Manager Selection and Portfolio Construction (2016-2022) and Vice President/Head of Client Portfolio Management (2014-2016) of Lincoln Financial Group (insurance and retirement services). Mr. Singleton also served as a member of the Board of Directors and Investment Committee of The Vantagepoint Funds (2013-2014). Mr. Singleton served in various capacities at PineBridge Investments (global investment manager), including Managing Director, Head of Asset Management Companies and Global Head of Retail and Intermediary Sales (2010-2012), Managing Director, Global Head of Equity and Fixed Income Product Specialists (2009-2010) and Managing Director, Equity Product Specialist (Client Portfolio Manager) (2007-2010). He also served as Chairman of the Board of Directors of PineBridge East Africa (2011-2012) and PineBridge Taiwan (2011-2012). Mr. Singleton formerly served in various equity portfolio management and analyst positions, including at UBS Global Asset Management (2003-2006), Metropolitan West Capital Management (2000-2003) and Brinson Partners (investment manager, 1996-2000). Mr. Singleton is a Life Trustee, member of the Executive Committee and Chair of the Investment Committee of the Board of Trustees of the Illinois Institute of Technology (2012-present) and Chair of the Investment Committee (2010-present) of the Executive Leadership Council (nonprofit).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz is a Senior Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present. Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee is a Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments. Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Strategic Advisers® Core Income Fund	.03%
Actual		$ 1,000	$ 1,028.20	$ .15
Hypothetical-B		$ 1,000	$ 1,024.71	$ .15

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 21.83% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $960,599,898 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Strategic Advisers Core Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with BlackRock Investment Management, LLC, FIAM LLC (FIAM), PGIM, Inc., and TCW Investment Management Company LLC (TCW) (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with BlackRock International Limited, BlackRock (Singapore) Limited, FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, and PGIM Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund.  Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.
At its September 2023 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved an amendment to the Sub-Advisory Agreement with FIAM to add a new mandate (Amendment). The Board noted that the addition of the new mandate would not impact the fund's management fee rate or net expenses as the new mandate would not initially be funded. The Board also noted that no other contract terms are impacted by the Amendment. In reaching its determination to renew the fund's Advisory Contracts and approve the Amendment, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders. The Board's decision to renew the Advisory Contracts and approve the Amendment was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendment is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered.
Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. In approving the Amendment, the Board also took into consideration additional information about the new investment mandate provided by Strategic Advisers and FIAM.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.
Investment Performance. In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund over different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. The Board also considered information about performance attribution. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds over different time periods and discussed with Strategic Advisers the reasons for any such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with the fund's performance notwithstanding that it lags its benchmark index peer group for certain periods.
In connection with the approval of the Amendment, the Board considered the historical investment performance of FIAM and its portfolio managers in managing accounts under a similar investment mandate.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program. In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Strategic Advisers funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); and (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group").
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended December 31, 2022 and below the competitive median of the asset size peer group for the 12-month period ended December 31, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended December 31, 2022.
Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.
Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered. Further, based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.
On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.
The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendment should be approved because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.
Board Approval of New and Amended Sub-Advisory Agreements
Strategic Advisers Core Income Fund

In December 2023, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), Pacific Investment Management Company LLC (New Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement) and (ii) amendments to the fee schedules for two investment mandates in the existing sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM), and the Trust on behalf of the fund (Amended Sub-Advisory Agreement and, together with the New Sub-Advisory Agreement, the Agreements). The Board noted that each updated fee schedule in the Amended Sub-Advisory Agreement became effective as of October 1, 2023, and will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve the Agreements, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Agreements is in the best interests of the fund and its shareholders and that the approval of such Agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve the Agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided.  With respect to the New Sub-Advisory Agreement, the Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund. With respect to the Amended Sub-Advisory Agreement, the Board also considered that it reviewed this information regarding FIAM in connection with the annual renewal of the fund's management contract, sub-advisory agreement and sub-subadvisory agreements at its September 2023 meeting. The Board noted its familiarity with the nature, extent and quality of services provided by the New Sub-Adviser to another Strategic Advisers fund with a different investment mandate, and that many of the same support staff, including compliance personnel, that currently provide services to the other Strategic Advisers fund will also provide services to the fund.  The Board also took into consideration additional information regarding the new investment mandate provided by Strategic Advisers and the New Sub-Adviser.
Resources Dedicated to Investment Management and Support Services.  With respect to the New Sub-Advisory Agreement, the Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.
With respect to the Amended Sub-Advisory Agreement, the Board noted that it had approved the existing sub-advisory agreement with FIAM at its September 2023 meeting and that the Amended Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.
Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.
Investment Performance.  The Board considered the historical investment performance of the New Sub-Adviser and its portfolio managers in managing accounts under a similar investment mandate. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the approval of the Amended Sub-Advisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Sub-Advisory Agreement should benefit the fund's shareholders, and with respect to the Amended Sub-Advisory Agreement, should continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses.  With respect to the New Sub-Advisory Agreement, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to the New Sub-Adviser. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.
The Board noted that neither the New nor Amended Sub-Advisory Agreement will result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee.
With respect to the New Sub-Advisory Agreement, the Board considered that after allocating assets to the New Sub-Adviser, the fund's projected management fee is expected to increase and the fund's projected total net expenses are expected to decrease, and each is expected to continue to rank below the competitive peer group median reported in the June 2023 management contract renewal materials for the fund. Additionally, the Board also considered that the Amended Sub-Advisory Agreement is expected to result in a decrease in the total management fee rate of the fund, with respect to each mandate individually and also on a combined basis.
Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because each Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Agreement.
Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Agreements will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides, and with respect to each mandate the Amended Sub-Advisory Agreement will continue to provide, for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreement because the fund is not expected to bear any additional expenses as a result of the Amended Sub-Advisory Agreement.
Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.912891.113
SSC-ANN-0424

Item 2.

Code of Ethics

As of the end of the period, February 29, 2024, Fidelity Rutland Square Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, and Strategic Advisers Small-Mid Cap Fund (the “Funds”):

Services Billed by PwC

February 29, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$45,200	$4,000	$9,700	$8,400
Strategic Advisers Emerging Markets Fund	$29,600	$2,700	$66,700	$5,600
Strategic Advisers Fidelity International Fund	$41,600	$3,800	$19,600	$7,900
Strategic Advisers Income Opportunities Fund	$26,000	$2,500	$6,700	$5,200
Strategic Advisers International Fund	$42,100	$3,800	$60,200	$8,000
Strategic Advisers Small-Mid Cap Fund	$41,500	$3,800	$9,700	$7,900

February 28, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$44,700	$3,400	$9,700	$8,600
Strategic Advisers Emerging Markets Fund	$29,500	$2,200	$6,700	$5,800
Strategic Advisers Fidelity International Fund	$43,700	$3,200	$23,800	$8,100
Strategic Advisers Income Opportunities Fund	$26,700	$2,100	$6,700	$5,300
Strategic Advisers International Fund	$41,800	$3,200	$82,200	$8,200
Strategic Advisers Small-Mid Cap Fund	$41,500	$3,200	$10,500	$8,100

A Amounts may reflect rounding

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Strategic Advisers, LLC (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 29, 2024A	February 28, 2023A
Audit-Related Fees	$9,422,800	$8,469,200
Tax Fees	$61,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 29, 2024A	February 28, 2023A
PwC	$15,264,700	$14,365,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Strategic Advisers’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Heather Bonner
Heather Bonner
President and Treasurer (Principal Executive Officer)

Date:	April 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Heather Bonner
Heather Bonner
President and Treasurer (Principal Executive Officer)

Date:	April 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer (Principal Financial Officer)

Date:	April 22, 2024